UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22235

AQR Funds

(Exact name of registrant as specified in charter)

Two Greenwich Plaza, 4th Floor

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Bradley D. Asness, Esq.

Principal and Chief Legal Officer

AQR Capital Management, LLC

Two Greenwich Plaza

4th Floor

Greenwich, CT 06830

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 203-742-3600

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 to December 31, 2014

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1.)

Annual Report

December 31, 2014

AQR Diversified Arbitrage Fund

AQR Equity Market Neutral Fund

AQR Global Macro Fund

AQR Long-Short Equity Fund

AQR Managed Futures Strategy Fund

AQR Managed Futures Strategy HV Fund

AQR Multi-Strategy Alternative Fund

AQR Risk-Balanced Commodities Strategy Fund

AQR Risk Parity Fund

AQR Risk Parity II HV Fund

AQR Risk Parity II MV Fund

AQR Style Premia Alternative Fund

AQR Style Premia Alternative LV Fund

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

Ronen Israel

Principal

Mark Mitchell Ph.D.

Founding Principal, CNH Partners

Lars Nielsen

Principal

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Dear Shareholder:

For the first year since inception, the AQR Diversified Arbitrage Fund (the “Fund”) in 2014 posted negative performance. The Fund invests in merger arbitrage, convertible arbitrage and event-driven strategies using corporate securities. The investment process seeks to capture liquidity premia associated with a wide range of corporate events. The Fund’s diversified approach imposes a risk management control whereby the expected downside loss from any single investment contributes less than 1% to overall Fund performance. In 2014, the largest single downside loss was -0.73%, resulting from a merger termination. Although the Fund successfully limited idiosyncratic exposure, it endured multiple adverse events and general spread-widening, which created losses across the arbitrage community. The Class I shares returned -5.25% in 2014, while the Merrill Lynch 3-Month Treasury Bill Index (the Fund’s benchmark) and the S&P 500 Index returned +0.03% and +13.69%, respectively. As described in detail below, each of the strategies in which the Fund invests contributed negatively to the overall performance. The Fund’s performance in 2014 was not driven by overall stock market returns – much of the Fund’s negative return occurred in the fourth quarter. Based on monthly return data since inception (January 15, 2009) through December 31, 2014, the Fund’s equity market beta (relative to the S&P 500) is 0.06, its annualized volatility is 2.6%, and its Sharpe ratio is 0.9.

Fund Description

Unlike textbook arbitrage where identical securities can simultaneously be bought and sold for different prices, corporate arbitrage investments involve the purchase and sale of similar but not identical securities at advantageous prices. For example, in merger arbitrage, the target stock can often be purchased for a price that is less than the merger consideration offered by the acquiring company. Arbitrageurs attempt to capture this difference by buying the target stock, and in the case of a stock merger, short-selling the acquirer’s stock. Similarly, in the case of convertible arbitrage, investors typically purchase a convertible bond at a price below theoretical value, and through daily short-selling of the issuer’s common stock, effectively sell the call option that is embedded in the convertible bond. Profits are generated if the effective price obtained by selling the call option via daily hedging is greater than the price paid for the call option when the bond was purchased.

Like merger arbitrage and convertible arbitrage, other strategies employed by the Fund involve the purchase of securities around corporate events at discounts to their fundamental values. For every investment, an attempt is made to hedge the embedded systematic risk. Where there is no natural hedge for a purchased security, market hedges are employed. For example, systematic equity market risk is hedged by shorting S&P futures, while systematic credit risk and interest rate risk are hedged using market indices (Credit Default Swap contracts and Treasury futures). Although market hedges effectively mitigate systematic risk (e.g., beta), they expose the Fund to basis risk – the basket of securities purchased around corporate events do not necessarily move in lockstep with the hedging instruments.

Performance Attribution

Each of the strategies in which the Fund invests (merger arbitrage, convertible arbitrage and event-driven) contributed negatively to the Fund’s 2014 performance. Of the strategies, convertible arbitrage performed the best, with a -0.19% contribution for the year. Losses in the convertible arbitrage strategy were largely caused by a general cheapening of convertible bonds relative to their theoretical values. Throughout most of the last two years, the market price of the median equity-sensitive convertible bond was close to theoretical value. However, beginning in September 2014, bond prices fell relative to theoretical values reaching a discount at the end of the year near 1%. While a 1% decline may seem small, it has significant ramifications for levered arbitrage funds and caused serious losses across the convertible arbitrage community. For example, the average investable convertible arbitrage index returned -5.6% in 2014, and most of that loss occurred in the fourth quarter.1 While it is difficult to know with certainty the ultimate source of convertible cheapening, it is

[1]	The average convertible arbitrage index is obtained by taking the average return of the HFRX convertible arbitrage index and the CSFB/All-Hedge convertible arbitrage index.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

likely that part of the explanation lies with the increase in activity in the convertible new-issue market. Over the prior three years, the convertible universe decreased as redemptions and maturities outpaced new issuance. This trend reversed in late 2013 and throughout 2014 as the new-issue market was active. As a result, convertible funds that were fully invested had to sell legacy paper in order to make room for new issues, and this likely put downward pressure on bond prices in the secondary market. As discussed below, the new-issue market remains active and we expect it to be so throughout 2015. The Fund avoided large losses in convertible arbitrage for two reasons. First, the exposure to convertible arbitrage was reduced earlier in the year by selling rich bonds and because of a general lack of opportunity to reinvest in cheap bonds. Second, the convertible bonds that the Fund holds, on average, are highly equity-sensitive and therefore have less exposure to convertible market cheapening compared to credit-sensitive convertible bonds.

Like convertible arbitrage, merger arbitrage also negatively impacted the Fund’s 2014 performance. Over 2014, merger arbitrage contributed -1.08%, nearly all of which occurred in the fourth quarter with the failure of two mergers and an increase in overall merger spreads. In particular, the failed tax-inversion acquisition of Shire by AbbVie caused significant losses across the merger-arbitrage community (including the Fund) and contributed to a substantial widening of merger spreads. Prior to the Shire/AbbVie failure, the median merger spread was approximately 4% (annualized). The median merger spread increased to almost 10% following the Shire/AbbVie failure and has been bouncing between 5% and 10% since. Losses from failed mergers are permanent and in most cases will not be recouped. However, as discussed below, the increase in merger spreads that typically follows a large merger failure provides more attractive opportunities going forward, and those opportunities can generate returns that offset the original loss.

Event-driven investments contributed the largest losses, -3.98%, to the Fund’s 2014 total return. These losses were driven by negative performance in spinoffs in the third quarter, and by investments in distressed credit in the fourth quarter. Some of the losses can be attributed to adverse developments in the energy sector that resulted from the rapid decrease in the price of oil. While the Fund did not have an overweight in the energy sector, the basis risk that existed between event-driven energy investments and the market indices used as hedges did not offset, resulting in net losses. More generally, the Fund’s event-driven losses were spread across industry sectors and were idiosyncratic in nature, often resulting from adverse court rulings. In one notable investment, senior secured debt that would typically be fully covered lost 20% when a bankruptcy judge forced holders to accept new notes issued by the post-bankruptcy entity with a sub-market rate of interest. These types of outcomes are not completely unexpected, but they occur infrequently and are typically offset by positions that receive a surprisingly positive outcome. However, in the third and fourth quarters of 2014, positive surprises were few, and those that were realized failed to offset negative surprises.

Looking Forward

Losses associated with arbitrage trades come in two flavors. The first type of loss is a permanent loss, typically associated with merger failures or convertible bond defaults. Following these events, there is little chance that the investment will recover. The second type of loss is temporary, and is associated with spread widening, often the result of contagion associated with an event that caused a permanent loss. Although there are no guarantees, temporary losses are often recouped as the underlying event (for example, a merger) is consummated, causing the arbitrage spread to close. Although general spread widening can cause mark-to-market losses, it often presents an opportunity to invest at attractive spread levels. The Shire/AbbVie situation described above is an example. Given the few number of tax-inversion mergers, the general spread widening that followed the merger failure was not likely to have been caused by an increase in tax inversion deal risk and instead reflected investors’ general increase in risk aversion associated with merger targets. For merger arbitrageurs, the price they receive for assuming deal risk effectively doubled without a commensurate increase in risk. Similarly, in convertible arbitrage, the median discount of a convertible bond price to its fundamental value increased from approximately 0% to approximately 1% over the span of a few weeks. Although this caused losses for convertible arbitrage funds, it also created the opportunity to invest at more attractive prices. The permanent/temporary nature of losses in the event-driven space is not as well defined as it is in merger and convertible strategies. However, given the recently negative returns realized in various event strategies, it is likely that future opportunities will come at more attractive prices.

In addition to wide spreads, an attractive arbitrage environment requires robust deal flow. In that regard, the current environment is above average. Although merger deal flow has slowed since the very active 4th quarter of 2014, the merger universe is still large compared to history. Convertible new issuance, which as described above likely contributed to cheapening in the convertible market, significantly outpaced redemptions and maturities in 2014. The recent decrease in investors’ appetites for new high-yield paper portends well for convertible issuance as cash-strapped issuers try to minimize cash coupon payments. Finally, the anticipated market value of new spinoffs anticipated in 2015 is at record levels, and the recent implosion of oil prices is likely to create meaningful opportunities in distressed energy companies (i.e., mergers and

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

bankruptcies). Unlike prior years, we expect investment opportunities to be above average in the coming year. Irrespective of where the Fund deploys capital in 2015, we will continue to hedge systematic equity, credit and interest-rate risk, with the intention of delivering uncorrelated positive returns.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2014 AQR DIVERSIFIED ARBITRAGE FUND
	1 Year	5 Year	Since Inception	Date of Inception
Fund - Class I: ADAIX	-5.25%	1.05%	2.38%	1/15/2009
Fund - Class N: ADANX	-5.51%	0.79%	2.11%	1/15/2009
Fund - Class R6: QDARX	na	na	-5.99%	9/2/2014

Merrill Lynch 3-Month Treasury Bill Index	0.03%	0.09%	0.11%	1/15/2009

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.71%, 1.95% and 1.61%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR DIVERSIFIED ARBITRAGE FUND VS. MERRILL LYNCH 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 1/15/2009

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR EQUITY MARKET NEUTRAL FUND

Andrea Frazzini

Principal

Jacques Friedman

Principal

Lars Nielsen

Principal

Dear Shareholder:

The AQR Equity Market Neutral Fund seeks to provide investors with returns from the potential gains from its long and short equity positions. The Fund is designed to be market- or beta-neutral, which means that the Fund seeks to achieve returns that are not closely correlated with the returns of the equity markets in which the Fund invests. Accordingly, the Advisor, on average, intends to target a portfolio beta of zero over a normal business cycle.

Since the Fund targets a beta of zero, an appropriate benchmark is U.S. cash returns, which remain at near-zero levels. Since inception (October 7th 2014), the Fund handily outperformed the Merrill Lynch 3-Month Treasury Bill Index, its benchmark, with the Class I shares returning 5.93% vs the benchmark return of 0.00% during the period. Global developed equity markets, by comparison, performed slightly positively during this period (up +0.35%), driven mainly by positive growth in the U.S.

Fund returns were driven by the strong performance of most of our investment themes. All of our Momentum-related themes (within industry, across industry and indirect Momentum) worked particularly well in the fourth quarter. Valuation signals within and across industries underperformed slightly. These valuation themes tend to be negatively correlated to momentum signals. Geographically, stocks in the U.S. and U.K. contributed the most to overall returns, while in no specific country did stock selection detract meaningfully from returns. At the sector level, the stock selection strategy worked best within and across information technology and energy in 2014.

The Fund ended the year with a highly diversified stock portfolio of 440 long positions and 407 short positions. The Fund achieved its exposure mainly through the use of total return basket swaps. Securities remained globally diversified with approximately 50% of the Fund invested outside of the U.S. The Fund does make small industry plays. As of the end of the year, our largest sector overweights were in healthcare and information technology, while our largest underweights were in materials and energy.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2014 AQR EQUITY MARKET NEUTRAL FUND
	Since Inception	Date of Inception
Fund - Class I: QMNIX	5.93%	10/7/2014
Fund - Class N: QMNNX	5.88%	10/7/2014
Fund - Class R6: QMNRX	5.95%	10/7/2014

Merrill Lynch 3-Month Treasury Bill Index	0.00%	10/7/2014

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.10%, 2.35% and 2.00%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR EQUITY MARKET NEUTRAL FUND

AQR EQUITY MARKET NEUTRAL FUND VS. MERRILL LYNCH 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 10/7/2014

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR GLOBAL MACRO FUND

John Liew

Founding Principal

Michael Katz

Principal

Lars Nielsen

Principal

Jordan Brooks

Vice President

David Kupersmith

Managing Director

Dear Shareholders:

The AQR Global Macro Mutual Fund (the “Fund”) invests across four liquid asset classes: fixed income, currencies, commodities and equities, mainly through the use of swaps, futures and forward foreign currency exchange contracts. Within each asset class, we take both relative value and directional positions. The strategy is long-term market-neutral, but can take directional views over the short term. The targeted annualized volatility for the Fund is 10%, on average, which varies modestly over time based on attractiveness of opportunities within the different asset classes we trade. The Fund’s strategy trades predominately on macroeconomic news and trends, using a systematic, bottom-up approach that integrates both quantitative and discretionary trading signals.

Our investment philosophy is rooted in the insight that financial markets tend to underreact to macroeconomic news. This implies that macroeconomic news tends to have a persistent effect on asset prices. Our strategy seeks to take advantage of this tendency by investing across liquid markets on the basis of macroeconomic news and trends, an investment approach we call macro momentum. We form macro momentum views by evaluating both quantitative and discretionary indicators across a variety of dimensions, from growth and inflation to monetary policy and international trade. By integrating both quantitative and discretionary indicators of macro momentum in a bottom-up, risk-controlled portfolio construction, we aim to capture the best features of both approaches while maintaining the benefits of a systematic and disciplined process.

With macro momentum at the core of our investment philosophy, we also consider price momentum, value and carry indicators. This multifactor approach provides a more holistic picture of each asset’s attractiveness than trading on macro momentum alone does. Macro momentum tends to drive asset positioning (long or short) in our portfolio, but the degree of agreement between macro momentum, on the one hand, and price momentum, value and carry, on the other, determines ultimate position sizing. Our bottom-up portfolio construction – in which we evaluate the attractiveness of each asset across a large number of dimensions – allows us to build a highly diversified portfolio that does not depend on a few “best ideas.”

The Fund’s benchmark, the Merrill Lynch 3-Month Treasury Bill Index, was up +0.02% since inception (4/8/14). The Fund underperformed this benchmark, with the Class I shares returning -0.42% net since inception. The low, positive benchmark performance can be attributed to the general low rate environment we saw over the course of 2014. The Fund’s performance across asset classes was mixed, with gains experienced in commodities (up +2.54%) and currencies (developed FX up +1.17% and emerging FX up +0.49%) and losses seen in fixed income (developed bonds down -3.41%, yield curve down -0.42% and developed interest rates down -0.06%) and equities (developed equities down -1.24% although somewhat offset by emerging equities that were up +0.13%). U.S. tactical asset allocation also contributed to returns, as the strategy was up +0.38% on the year.

Commodities

The commodities strategy was the best performing strategy on the year. Gains were driven by short positions in agricultural commodities in the second and third quarter and short positions in energy commodities in the fourth quarter. Positions in agricultural commodities were largely based on macro momentum. Weakness of emerging market currencies and deteriorating emerging market growth has reduced commodity demand. Positions in crude and natural gas were the largest contributors within energy and were based mainly on supply and price momentum factors. Agricultural commodities underperformed, as high planted acreage and favorable weather helped boost crop yields. Both corn and soybean production reached record levels in the US. Rapid growth in U.S. shale oil production, OPEC’s decision on Thanksgiving Day to maintain crude production levels at 30 million barrels a day and softening global demand all factored into lower oil prices in the third and fourth quarters. Natural gas also underperformed, as shale production continued to increase, the summer storage injections were more rapid than expected and moderate winter temperatures led to lower than expected heating demand.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR GLOBAL MACRO FUND

Developed Currencies

The developed- market currency strategy was profitable over the course of the year, with most gains coming in the second half. Gains were driven by a long position in the U.S. dollar. This position was motivated by macro momentum signals, both systematic and discretionary. U.S. economic outperformance and expectations of monetary policy divergence relative to other major economies led to broad-based dollar strength in the second half of the year.

Emerging Currencies

Emerging currency strategies were profitable in 2014, with gains coming entirely in the fourth quarter. Macro momentum signals, both systematic and discretionary, contributed to performance during the quarter, as did price momentum and value.

A short in the Russian ruble was the most successful single position in this strategy during the quarter, as plummeting energy prices and reduced access to external financing due to international sanctions led to a sharp fall in the value of the currency. Indeed, lower oil prices were a significant driver of relative performance across emerging markets. The Fund benefited from long positions in net oil importers such as India and Turkey and short positions in net exporters such as Colombia.

The Fund also profited from a short position in a basket of emerging currencies relative to the dollar and the euro. This position was driven by both macro and price momentum signals. Strong U.S. data and expectations of Federal Reserve Bank (“Fed”) tightening in 2015 led to significant dollar appreciation in the fourth quarter, particularly versus emerging market currencies.

Developed Bonds

Directional short positions in global bonds detracted from performance in the first half of the year, as yields declined in all major markets. Short positions in Japanese government bonds and German bunds were the most painful. Eurozone growth lost momentum over the course of 2014, and the European Central Bank (“ECB”) eventually took several steps to ease monetary policy, including rate cuts in June and September and the introduction of new nonstandard easing measures. Japanese growth faltered in the wake of the April 1st consumption tax hike and the Bank of Japan (“BOJ”) eventually responded by increasing its asset purchases in October.

Relative value positions in developed bond markets also subtracted from performance over the course of the year, particularly a long position in US treasuries relative to Australian government bonds.

The short position in Australian bonds was held on the basis of carry and monetary policy. Australian dollar depreciation in 2012-13 led to a pickup in inflation to the top end of the Royal Bank of Australia’s (“RBA”) 2 to 3% inflation target range. Increases in mining output and a buoyant housing market were supporting gross domestic product (“GDP”) growth. Shorting Australian bonds relative to other markets appeared attractive as fundamentals were consistent with higher policy rates over time and real bond yields were quite low. Furthermore, the flat shape of the yield curve meant that the negative carry incurred by shorting Australian bonds was minimal.

Australian bonds outperformed in 2014 as slower growth in China and significant declines in prices for key commodity exports such as iron ore led to downward revisions to Australian GDP forecasts. By the end of the year, markets attached a high probability to RBA rate cuts early in 2015.

Our long position in U.S. Treasuries was driven primarily by carry and valuation signals. The front end of the U.S. yield curve was quite steep compared to foreign bond markets, implying high positive carry for holders of U.S. Treasuries. While real bond yields were low relative to history, they were high by international standards.

U.S. bonds underperformed in 2014 due to divergence in economic performance and monetary policy expectations. While U.S. growth in 2014 fell short of consensus forecasts, disappointments in Europe and Japan were considerably larger. While central banks in the Eurozone, Japan, and Australia continue to have an easing bias, the Federal Reserve remains on track to begin raising rates in 2015.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR GLOBAL MACRO FUND

Developed Interest Rates

Directional shorts in U.S. interest rate futures also subtracted from performance. Despite continued guidance from the Federal Reserve indicating that rate hikes were likely to begin in 2015, yields on Eurodollar futures declined over the course of the year. Yield declines were particularly large in deferred contracts, as investors downgraded their expectations for the terminal fed funds rate.

A relative value long position in U.K. interest rate futures in the second quarter was unprofitable as well. This position was driven by macro momentum signals, as a strengthening currency, falling inflation, and equity market underperformance all pointed towards a more dovish path of monetary policy. This position was harmed by hawkish comments from Bank of England governor Mark Carney in June indicating that rates could rise “sooner than markets currently expect.”

Developed Equities

Relative value positions in developed equities harmed performance early in the year, particularly an overweight position in Japanese equities in the first quarter. This long position was driven by favorable macro momentum, including upward revisions to growth forecasts and a weakening currency. The Japanese market subsequently underperformed due to concerns about the impact of the consumption tax hike.

Later in the year, the fund held directional longs in most developed equity markets due to positive macro and price momentum signals. These positions subtracted from performance on net, as non-U.S. markets generally struggled in the second half of the year. In particular, European equities declined due to escalation in tensions with Russia and downward revisions to domestic growth forecasts.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2014 AQR GLOBAL MACRO FUND
	Since Inception	Date of Inception
Fund - Class I: QGMIX	-0.42%	4/8/2014
Fund - Class N: QGMNX	-0.62%	4/8/2014
Fund - Class R6: QGMRX	2.45%	9/2/2014

Merrill Lynch 3-Month Treasury Bill Index	0.02%	4/8/2014

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.84%, 2.12% and 1.74%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR GLOBAL MACRO FUND

AQR GLOBAL MACRO FUND VS. MERRILL LYNCH 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 4/8/2014

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR LONG-SHORT EQUITY FUND

Jacques Friedman

Principal

Lars Nielsen

Principal

Andrea Frazzini

Principal

Dear Shareholder:

The AQR Long/Short Equity Fund (the “Fund”) seeks to provide higher risk-adjusted returns with lower volatility relative to global equity markets. It does so using three different sources of return: 1) the potential gains from its long/short equity positions by entering into Total Return Basket Swaps, 2) overall exposure to equity markets, through the use of Futures contracts, and 3) the tactical variation of its net exposure to equity markets. The strategy primarily seeks to add alpha via its long/short (market-neutral) stock portfolio. It also manages its beta relative to the MSCI World Index (“MSCI World”) to a long-term target of 0.5, and within a shorter-term range of 0.3 to 0.7, depending on our market views.

Global developed equity markets performed positively in 2014, driven mainly by growth in the U.S. The Fund’s custom benchmark (0.5* MSCI World + 0.5* Merrill Lynch 3-Month Treasury Bill Index) delivered modest positive returns of 2.56% over this period. The Fund handily outperformed this benchmark, with the Class I shares returning 14.91%.

The stock selection strategy contributed to the majority of the outperformance and returned 12.07% for the year. Returns were driven by the strong performance of nearly all of our investment themes. In particular, our industry-relative momentum, investor sentiment and stability signals contributed the most to positive returns. Valuation signals within and across industries underperformed slightly. These valuation themes tend to be negatively correlated to momentum signals. Geographically, stocks in the U.S. and U.K. contributed the most to overall returns, while French and Norwegian stocks detracted slightly from performance. At the sector level, the stock selection strategy worked best in information technology and energy in 2014.

The Fund benefited from its static long-term beta exposure of 0.5 to the MSCI World, given this index’s positive performance. Our tactical market exposure (the desired deviation from a beta of 0.5) was also up, thanks mainly to an overweight of the MSCI World in the fourth quarter.

The Fund ended the year with a highly diversified stock portfolio of 650 long positions and 538 short positions. Securities remained globally diversified, with over 40% of the Fund invested outside of the U.S. The stock selection strategy does take small industry plays. As of the end of the year, our largest sector overweights were in healthcare and information technology, while our largest underweights were in materials and energy.

Our tactical market view was positive at the end of the year and as a consequence, our ex-ante beta to the MSCI World was 0.6. This was mostly driven by favorable fundamental and price momentum indicators.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR LONG-SHORT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2014 AQR LONG-SHORT EQUITY FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: QLEIX	14.91%	18.25%	7/16/2013
Fund - Class N: QLENX	14.55%	17.91%	7/16/2013
Fund - Class R6: QLERX	na	6.19%	9/2/2014

50% MSCI World Index/50% Merrill Lynch 3-Month Treasury Bill Index	2.56%	5.68%	7/16/2013

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 3.65%, 5.58% and 3.59%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR LONG-SHORT EQUITY FUND VS. 50% MSCI WORLD INDEX/50% MERRILL LYNCH 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 7/16/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

Cliff Asness

Managing & Founding Principal

John Liew

Founding Principal

Brian Hurst

Principal

Yao Hua Ooi

Principal

Ari Levine

Vice President

Dear Shareholder:

The AQR Managed Futures Strategy Fund (the “Fund”) actively invests in futures and forward contracts both long and short across the global equity, fixed income, commodity and currency markets.

The Fund uses both short- and long-term trend-following signals to attempt to profit from different trends that occur in all of these markets. Trend following can be simply described as going long markets that are rising in price and going short markets that are falling in price.

In addition to trend-following signals, we also incorporate signals that seek to identify overextended trends and reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.

We expect that the correlation of this strategy to the equity markets will average close to zero over a full economic cycle. That said, it is the nature of the strategy to exhibit a positive beta when markets have been rising and a negative beta when the markets have been falling.

The strategy had another year of strong absolute performance in 2014, with the Class I shares returning +9.69% versus a +0.03% return for its benchmark, the Merrill Lynch 3-Month Treasury Bill Index. For reasons we will discuss later, the strategy underperformed the Newedge CTA Trend Sub-Index, which returned +19.70% in 2014, and is an index comprised of large trend-following managed futures hedge funds. By asset class, on a gross basis, equities detracted -3.07%, fixed income contributed +2.41%, commodities contributed +7.87%, and currencies added +2.48%.

The year was one of two very distinct halves. The Fund entered 2014 long equities, short fixed income, short commodities and short the Japanese yen against many of its major and emerging market crosses. Markets, however, exhibited a lack of clear trends starting with sharp reversals of late 2013 trends. Factors contributing to this included Russia-Ukraine tensions, prospects for deflation in Europe, cold weather impacting the United States’ economy, a slowdown in China and a consumption tax hike in Japan. These caused broad safe-haven demand leading to market dynamics, such as a fixed income and yen rally, that whipsawed the Fund in the first quarter. Fears subsequently dissipated as economic data generally met or exceeded expectations, particularly in the United States. Monetary policy outlooks remained accommodative globally, while the U.S. maintained its plan to end quantitative easing. The Fund ended the first half realizing losses as a result of market reversals around these varied dynamics.

In the second half, sustained trends in commodity, currency and fixed income markets drove returns, allowing the Fund to recoup its losses and post strong gains for the year. In commodities, supply outpacing demand led to a decline in agricultural commodity prices in the middle of the year through the end of the third quarter. Energy commodities followed suit, particularly oil and related commodities, seeing a sustained and extreme bearish trend which lasted through year-end. In currencies, as the Fed ended quantitative easing, other central banks diverged and increased stimulus, prompting a sustained U.S. dollar rally. In fixed income, central bank activities and falling oil prices pressured bond yields, which led to flattening yield curves globally. Trend following in equities was the only asset class strategy to detract, as sharp reversals throughout the year, particularly in the fourth quarter, hurt performance.

The strategy’s average annualized volatility target is 10.0%, which we allow to vary based on the conditional attractiveness of trends in the markets we trade. The Fund entered the year targeting a slightly-below-average 8.8% volatility, due to conflicting long- and short-term signals in some assets. The Fund ended the year at a similar volatility level of 8.5% as the trend environment continued to be varied for the assets the Fund trades.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

Long-term trend-following signals outperformed short-term signals, contributing in every asset class. Shorter-term signals gained as well, contributing positively and outperforming in every asset class except for equities. Short-term signals detracted significantly in equities, causing the entire category to underperform, as global equity markets exhibited sharp reversals against a longer-term bullish trend throughout 2014. Overextended signals detracted, as they deemed asset classes “expensive” for most of 2014 and contributed to a short view in fixed income, the U.S. dollar, equities and commodities. Rallies in the first three asset classes hurt this category of signals, while sell offs in energy commodities mitigated the impact and helped the Fund become short those markets more quickly.

In equities, the Fund began the year long most equity markets on agreement between long- and short-term trend signals. Equity markets experienced several major reversals throughout the year, creating a difficult environment for trend-following. We discussed the dynamics in the first half of 2014 which led to several market reversals. Over the summer, equity markets experienced reversals again around geopolitics, weak Eurozone data and a weakening Japan. The U.S. contributed to this dynamic as quantitative easing ended, coupled with indications rate hikes might come sooner than expected. The last several months of the year generally saw a deep but short lived correction followed by a shallower correction as global growth fears were balanced by either stimulus efforts or clarified guidance from central banks. Markets such as the S&P 500 and the NASDAQ exhibited the year’s strongest bullish trends and mitigated losses. The Fund ended the year still long equities, but less so given the aforementioned environment.

In fixed income, the Fund entered the year broadly short bonds, and short interest rate futures in the U.K. and long in the U.S. This positioning met markets displaying a flight to safety as Russia-Ukraine tensions took markets by surprise, causing a reversal (rally) in many bond markets. Thereafter, fixed income markets displayed varying degrees of sensitivity to economic and central bank policy divergences across the globe. Despite divergences, weak inflation across the globe remained a fundamental driver of fixed income market rallies. Most global fixed income markets saw sustained bull trends, particularly in Europe and Japan, which drove gains for the Fund. In the U.S., the key dynamic was the ending of quantitative easing and the market’s debate around the timing of interest rate increases. U.S. fixed income markets generally saw several reversals throughout the year as a result and detracted from performance. The strategy ended long fixed income across bond and interest rate markets, with overextended signals mitigating the overall position size.

In commodities, the Fund entered the year with mixed positions across commodities but short on average, with shorts in metals and some grains, such as corn and wheat. The bear trend in oil and related commodities drove most of the year’s gains for the overall Fund, though significant contributions also came from being short sugar and corn. Oil actually started the year with positive returns, leading the Fund to be positioned long in the second quarter. In the first half of 2014, ongoing risks in the Ukraine and the Middle East, and a cold U.S. winter supported higher prices despite oversupply in some markets. The Fund turned short, however, in the third quarter as the price trend turned negative, and it was sustained during the entire second half of 2014. Supply outpacing demand dominated in the second half, as U.S. daily production hit its highest level since the 1970s and OPEC decided not to cut production in the face of falling prices. Easing global demand was also a factor, as leading indicators for China’s manufacturing sector fell amid slowing GDP growth, Japan slipped into a technical recession and macro data out of the Eurozone signaled prospects for deflation. Agricultural commodities also exhibited a strong bear trend in the third quarter, but reversed course and rallied in the fourth quarter. The Fund ended the year still short commodities, but less so as overextended signals reduced the size of oil shorts, and the late rally in grains flattened the view in agricultural commodities.

In currency markets, the Fund entered the year with shorts in the Japanese yen and longs in the euro. Currency markets displayed a lack of clear trends in the first half of the year, while a strong bull trend in the U.S. dollar characterized the second half. Central bank divergences were primary factors, with the U.S. ending quantitative easing, while the BOJ and ECB took measures to increase monetary stimulus, causing their currencies to depreciate against the dollar. Falling energy prices also caused declines in commodity-export sensitive currencies, such as the Russian ruble, Norwegian krone, Canadian dollar and Mexican peso, all against the U.S. dollar. The U.S. dollar trend began in the third quarter and continued into year-end and was the primary driver of returns. Non-dollar crosses, such as in the Japanese yen, detracted as they exhibited reversals throughout the year. The Fund ended the year long the U.S. dollar against most major and emerging market currency crosses, though overextended signals mitigated the overall position size.

It was a strong year for the Fund, but we do note our underperformance relative to the Newedge Trend Index in 2014 after strongly outperforming in 2013, all due to the diversification we emphasize in our portfolio construction. While our diversification helped us in 2013, primarily by being diversified in non-U.S. dollar crosses, the same factor cost the Fund in 2014. Other sources of underperformance included having overextended signals, which were short every major asset class in 2014. This hurt in fixed income, U.S. dollar crosses and equities, but being short commodities mitigated the impact. Finally, we strategically target equal risk balance across our trend signals, while our analysis of the industry indicates peers may be more

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

concentrated in fixed income trends. As these were among the best performing trends in 2014, we underperformed our peers. Overall, we will continue to emphasize diversification as we believe it allows for better risk management and overall investor experience. While it may lead to periods of short-term underperformance, we believe a well-diversified portfolio will outperform on a risk-adjusted basis in the long run.

To summarize, it was a strong year for trend following and for our strategy, with three of the four asset classes contributing positively, and short-term and long-term signals contributing as well.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2014 AQR MANAGED FUTURES STRATEGY FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: AQMIX	9.69%	4.06%	1/6/2010
Fund - Class N: AQMNX	9.34%	3.78%	1/6/2010
Fund - Class R6: AQMRX	na	12.99%	9/2/2014

Merrill Lynch 3-Month Treasury Bill Index	0.03%	0.09%	1/6/2010

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.34%, 1.61% and 1.26%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR MANAGED FUTURES STRATEGY FUND VS. MERRILL LYNCH 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 1/6/2010

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY HV FUND

Cliff Asness

Managing & Founding Principal

John Liew

Founding Principal

Brian Hurst

Principal

Yao Hua Ooi

Principal

Ari Levine

Vice President

Dear Shareholder:

The AQR Managed Futures Strategy HV Fund (the “Fund”) actively invests in futures and forward contracts both long and short across the global equity, fixed income, commodity and currency markets.

The Fund uses both short- and long-term trend-following signals to attempt to profit from different trends that occur in all of these markets. Trend following can be simply described as going long markets that are rising in price and going short markets that are falling in price.

In addition to trend-following signals, we also incorporate signals that seek to identify overextended trends and reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.

We expect that the correlation of this strategy to the equity markets will average close to zero over a full economic cycle. That said, it is the nature of the strategy to exhibit a positive beta when markets have been rising and a negative beta when the markets have been falling.

The strategy had another year of strong absolute performance in 2014, with Class I shares returning +14.68% versus a +0.03% return for its benchmark, the Merrill Lynch 3-Month Treasury Bill Index. For reasons we will discuss later, the strategy underperformed the Newedge Trend Index, which returned +19.7% in 2014, and is an index comprised of large trend-following managed futures hedge funds. By asset class, on a gross basis, equities detracted -4.79%, fixed income contributed +3.61%, commodities contributed +11.93%, and currencies added +3.93%.

The year was one of two very distinct halves. The Fund entered 2014 long equities, short fixed income, short commodities and short the Japanese yen against many of its major and emerging market crosses. Markets, however, exhibited a lack of clear trends starting with sharp reversals of late 2013 trends. Factors contributing to this included Russia-Ukraine tensions, prospects for deflation in Europe, cold weather impacting the United States’ economy, a slowdown in China and a consumption tax hike in Japan. These caused broad safe-haven demand leading to market dynamics, such as a fixed income and yen rally, that whipsawed the Fund in the first quarter. Fears subsequently dissipated as economic data generally met or exceeded expectations, particularly in the United States. Monetary policy outlooks remained accommodative globally, while the U.S. maintained its plan to end quantitative easing. The Fund ended the first half realizing losses as a result of market reversals around these varied dynamics.

In the second half, sustained trends in commodity, currency and fixed income markets drove returns, allowing the Fund to recoup its losses and post strong gains for the year. In commodities, supply outpacing demand led to a decline in agricultural commodity prices in the middle of the year through the end of the third quarter. Energy commodities followed suit, particularly oil and related commodities, seeing a sustained and extreme bearish trend which lasted through year-end. In currencies, as the Fed ended quantitative easing, other central banks diverged and increased stimulus, prompting a sustained U.S. dollar rally. In fixed income, central bank activities and falling oil prices pressured bond yields, which led to flattening yield curves globally. Trend following in equities was the only asset class strategy to detract, as sharp reversals throughout the year, particularly in the fourth quarter, hurt performance.

The strategy’s average annualized volatility target is 15%, which we allow to vary based on the conditional attractiveness of trends in the markets we trade. The Fund entered the year targeting a slightly-below-average 13% volatility, due to conflicting long- and short-term signals in some assets. The Fund ended the year at a similar volatility level of 12.5% as the trend environment continued to be varied for the assets the Fund trades.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY HV FUND

Long-term trend-following signals outperformed short-term signals, contributing in every asset class. Shorter-term signals gained as well, contributing positively and outperforming in every asset class except for equities. Short-term signals detracted significantly in equities, causing the entire category to underperform, as global equity markets exhibited sharp reversals against a longer-term bullish trend throughout 2014. Overextended signals detracted, as they deemed asset classes “expensive” for most of 2014 and contributed to a short view in fixed income, the U.S. dollar, equities and commodities. Rallies in the first three asset classes hurt this category of signals, while sell offs in energy commodities mitigated the impact and helped the Fund become short those markets more quickly.

In equities, the Fund began the year long most equity markets on agreement between long- and short-term trend signals. Equity markets experienced several major reversals throughout the year, creating a difficult environment for trend-following. We discussed the dynamics in the first half of 2014 which led to several market reversals. Over the summer, equity markets experienced reversals again around geopolitics, weak Eurozone data and a weakening Japan. The U.S. contributed to this dynamic as quantitative easing ended, coupled with indications rate hikes might come sooner than expected. The last several months of the year generally saw a deep but short lived correction followed by a shallower correction as global growth fears were balanced by either stimulus efforts or clarified guidance from central banks. Markets such as the S&P 500 and the NASDAQ exhibited the year’s strongest bullish trends and mitigated losses. The Fund ended the year still long equities, but less so given the aforementioned environment.

In fixed income, the Fund entered the year broadly short bonds, and short interest rate futures in the U.K. and long in the U.S. This positioning met markets displaying a flight to safety as Russia-Ukraine tensions took markets by surprise, causing a reversal (rally) in many bond markets. Thereafter, fixed income markets displayed varying degrees of sensitivity to economic and central bank policy divergences across the globe. Despite divergences, weak inflation across the globe remained a fundamental driver of fixed income market rallies. Most global fixed income markets saw sustained bull trends, particularly in Europe and Japan, which drove gains for the Fund. In the U.S., the key dynamic was the ending of quantitative easing and the market’s debate around the timing of interest rate increases. U.S. fixed income markets generally saw several reversals throughout the year as a result and detracted from performance. The strategy ended long fixed income across bond and interest rate markets, with overextended signals mitigating the overall position size.

In commodities, the Fund entered the year with mixed positions across commodities but short on average, with shorts in metals and some grains, such as corn and wheat. The bear trend in oil and related commodities drove most of the year’s gains for the overall Fund, though significant contributions also came from being short sugar and corn. Oil actually started the year with positive returns, leading the Fund to be positioned long in the second quarter. In the first half of 2014, ongoing risks in the Ukraine and the Middle East, and a cold U.S. winter supported higher prices despite oversupply in some markets. The Fund turned short, however, in the third quarter as the price trend turned negative, and it was sustained during the entire second half of 2014. Supply outpacing demand dominated in the second half, as U.S. daily production hit its highest level since the 1970s and OPEC decided not to cut production in the face of falling prices. Easing global demand was also a factor, as leading indicators for China’s manufacturing sector fell amid slowing GDP growth, Japan slipped into a technical recession and macro data out of the Eurozone signaled prospects for deflation. Agricultural commodities also exhibited a strong bear trend in the third quarter, but reversed course and rallied in the fourth quarter. The Fund ended the year still short commodities, but less so as overextended signals reduced the size of oil shorts, and the late rally in grains flattened the view in agricultural commodities.

In currency markets, the Fund entered the year with shorts in the Japanese yen and longs in the euro. Currency markets displayed a lack of clear trends in the first half of the year, while a strong bull trend in the U.S. dollar characterized the second half. Central bank divergences were primary factors, with the U.S. ending quantitative easing, while the BOJ and ECB took measures to increase monetary stimulus, causing their currencies to depreciate against the dollar. Falling energy prices also caused declines in commodity-export sensitive currencies, such as the Russian ruble, Norwegian krone, Canadian dollar and Mexican peso, all against the U.S. dollar. The U.S. dollar trend began in the third quarter and continued into year-end and was the primary driver of returns. Non-dollar crosses, such as in the Japanese yen, detracted as they exhibited reversals throughout the year. The Fund ended the year long the U.S. dollar against most major and emerging market currency crosses, though overextended signals mitigated the overall position size.

It was a strong year for the Fund, but we do note our underperformance relative to the Newedge Trend Index in 2014 after strongly outperforming in 2013, all due to the diversification emphasized in our portfolio construction. While the Fund’s diversification helped in 2013, primarily by being diversified in non-U.S. dollar crosses, the same factor cost the Fund in 2014. Other sources of underperformance included having overextended signals, which were short every major asset class in 2014. This hurt in fixed income, U.S. dollar crosses and equities, but being short commodities mitigated the impact. Finally, we strategically target equal risk balance across our trend signals, while our analysis of the industry indicates peers may be more

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY HV FUND

concentrated in fixed income trends. As these were among the best performing trends in 2014, the Fund underperformed its peers. Overall, we will continue to emphasize diversification as we believe it allows for better risk management and overall investor experience. While it may lead to periods of short-term underperformance, we believe a well-diversified portfolio will outperform on a risk-adjusted basis in the long run.

To summarize, it was a strong year for trend following and for our strategy, with three of the four asset classes contributing positively, and short-term and long-term signals contributing as well.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2014 AQR MANAGED FUTURES STRATEGY HV FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: QMHIX	14.68%	15.88%	7/16/2013
Fund - Class N: QMHNX	14.37%	15.59%	7/16/2013
Fund - Class R6: QMHRX	na	19.94%	9/2/2014

Merrill Lynch 3-Month Treasury Bill Index	0.03%	0.04%	7/16/2013

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.58%, 4.10% and 2.52%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR MANAGED FUTURES STRATEGY HV FUND VS. MERRILL LYNCH 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 7/16/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

John Liew

Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Mark Mitchell, Ph.D.

Founding Principal, CNH Partners

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Dear Shareholder:

The AQR Multi-Strategy Alternative Fund (the “Fund”) attempts to provide attractive risk-adjusted returns by providing exposure to a broadly diversified portfolio of classic, relative-value alternative strategies. We include strategies that are liquid and which can be built to be low-to-uncorrelated with traditional markets, something we believe should be a key feature of alternative strategies that are meant to be a source of diversifying returns. We believe in providing a great deal of transparency, which means providing insight into our investment process and the economic themes we seek to capture in addition to positions.

Our focus on providing a broadly diversified portfolio starts with including nine major categories in our Fund. They are Long/Short Equity, Equity Market Neutral, Dedicated Short Bias, Emerging Markets, Convertible Arbitrage, Event Driven, Global Macro, Managed Futures and Fixed Income Relative Value. We believe that each of these categories offers good long term risk-adjusted returns, but they each go through periods of market gains and declines. The key is that they historically go through ups and downs at different times, thus allowing us to potentially benefit by diversifying across the nine categories and with the goal of generating more consistent long-term performance. Underlying the nine major categories are approximately 60 strategies that make up the economic themes and classic strategies within the Fund. Each strategy is built from the bottom up by internal, experienced teams at AQR.

Our portfolio construction approach is to be as diversified and balanced as possible, starting with equal risk weighting as a baseline and then making small tactical tilts around the strategic risk allocation when we think strategies are conditionally attractive or unattractive. Because we are trading in these markets daily and because all of the strategies are managed in one portfolio, we can stay disciplined about rebalancing to our strategic weights, stay nimble by taking advantage of tactical opportunities and also provide efficient exposure by netting positions and transactions costs.

We target 10% annual volatility in the Fund.

The Fund’s Class I shares returned +7.31% in 2014. For the year, the Fund realized 6.4% annualized daily volatility and a 0.4 correlation to equities. The Fund’s benchmark, the Merrill Lynch 3-Month Treasury Bill Index, had a slight positive return of +0.03%. The hedge fund industry, as measured by its major indices, also posted positive but moderate returns, with the Credit Suisse Hedge Fund Index (“CS Index”) gaining +4.14% and the HFRI Fund Weighted Composite Index (“HFRI Index”) gaining +3.33% net of fees for the year. These indices have both had monthly correlations to global equities, as represented by the MSCI World Index, of 0.8 in the past 24 months.

Five of the Fund’s nine strategies had positive results for the year. Stock selection strategies in aggregate were the largest source of profits, particularly the Equity Market Neutral strategy. The Managed Futures and Global Macro strategies also contributed positively while the suite of arbitrage strategies detracted.

Following is a more detailed review of the performance of the categories with notable contributions.

Stock Selection Strategies – Equity Market Neutral (+3.8%), Long/Short Equity (+1.6%) and Dedicated Short Bias (+1.4%) were strong contributors, with Equity Market Neutral being the top performing strategy for the second year in a row. The net effect of the directional components of Long/Short Equity and Dedicated Short Bias was just +0.2%, with the remaining stock selection gains all coming from market neutral themes within the three strategies. Nearly all of the underlying themes produced gains for the year. The largest thematic contributions, in descending order of magnitude, were value, investor sentiment, accounting-oriented quality, and growth.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

Managed Futures (+2.3%) – Gains were primarily a result of commodity shorts, particularly in energy markets. Trend following was also profitable in bonds, which were all positioned long during the entire second half of the year. Currencies produced trend following profits from generally being short currencies against the U.S. dollar. Equity indices produced losses as October equity market reversals were problematic for the strategy.

Global Macro ( +0.4%) – Similar to Managed Futures, Global Macro gains were also attributable to commodities and currencies while equity indices detracted, but these gains and losses were the result of relative value strategies. In both commodities and currencies, all themes traded helped produce profits; in equity indices, both momentum and value detracted.

Emerging Markets (-0.6%) – Losses came from relative value strategies in currencies, equity indices and stock selection. Long Russian equity indices and short Indian equity indices were both unprofitable trades. We stopped trading Russian equity indices mid-year due to concerns over liquidity and the domicile of margin balances. In currency trading, losses generally came from being short currencies that are more sensitive to the U.S. dollar and U.S. economy and long currencies that have greater sensitivities to Europe.

Fixed Income Relative Value (-1.0%) – The relative value sovereign bond strategy was the primary source of losses, which were largely the result of negative contributions from value and carry themes. The bond strategy was generally positioned long underperforming U.S. Treasuries (+3.1%), driven by value and carry themes, and short outperforming bond markets such as Australia (+12.9%) and the U.K. (+12.2%). Australian bond shorts were a result of poor carry characteristics related to the slope of the yield curve and the U.K. short positioning resulted primarily from poor relative momentum. Momentum in U.K. bonds reversed in the fourth quarter and the Fund was positioned long those bonds in the last four months of the year. The relative value short-term interest rate strategy and the rate-based currency strategy both produced less significant losses.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2014 AQR MULTI-STRATEGY ALTERNATIVE FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: ASAIX	7.31%	3.28%	7/18/2011
Fund - Class N: ASANX	7.03%	3.02%	7/18/2011
Fund - Class R6: QSARX	na	6.19%	9/2/2014

Merrill Lynch 3-Month Treasury Bill Index	0.03%	0.07%	7/18/2011

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 3.36%, 3.64% and 3.30%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

AQR MULTI-STRATEGY ALTERNATIVE FUND VS. MERRILL LYNCH 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 7/18/2011

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

Brian Hurst

Principal

Yao Hua Ooi

Principal

Ari Levine

Vice President

Dear Shareholder:

The AQR Risk Balanced Commodities Fund’s (the “Fund”) Class I shares returned -15.80% in 2014, as commodities across the board experienced extreme sell-offs. Energies, in particular, exhibited significant declines, as West Texas Intermediate (“WTI”) and Brent crude fell -43% and -48%, respectively. The decline was driven by supply considerations, as U.S. production continued to soar and OPEC maintained its production quota. In addition, concerns about weaker demand, particularly in China and Europe, also fueled the depreciation. Grains fell on average in 2014, with losses concentrated in the middle of the year. In general, accommodating weather, strong crop conditions and forecasts for a bumper harvest resulted in underperformance of the sector during 2Q and 3Q. Base metals also sold off, as copper and aluminum fell -5% and -6%, respectively. Early in the year, moderating Chinese growth and fears that copper-based financing deals might unravel put pressure on the complex. In 4Q, the sector fell meaningfully on lower energy costs and continued demand weakness in China, where we saw weaker-than-expected economic data. Precious metals declined on average in 2014 despite gains early in the year – in 1Q, precious metals rallied on increasing geopolitical risk, weakening macroeconomic data and increasing demand from emerging countries. However, during 3Q and 4Q, the sector fell significantly on expectations of a U.S. Federal Reserve Bank (“Fed”) rate hikes given stronger U.S. economic data.

While the Class I shares declined -15.80% in 2014, the Fund’s benchmark, the Bloomberg Commodity Index (“BCOM”) declined -17.01%. This brings our cumulative since-inception (7/9/2012) underperformance to -5.02%. We believe the Fund can outperform traditional passive indices over the long term, but in any given year we expect the Fund to average a sizable tracking error of about 10% per year to its benchmark. The “since inception” underperformance is not abnormally high given an expected annual tracking error of 10% to the benchmark.

The outperformance in 2014 relative to the passive BCOM benchmark was due to a number of fund features. The largest source of outperformance was the Fund’s risk-balanced strategic allocation, which is more exposed to precious metals and less exposed to energies than the passive benchmark. Given the significant declines in energies in 2014, the Fund’s sector allocation significantly contributed to relative outperformance. Tactical models also contributed to relative performance, with gains driven primarily by tilts in energies and grains. In contrast, the Fund’s risk-targeted allocation detracted from relative performance. The Fund maintained an average net exposure of greater than 100% during the year in order to target steady volatility, which resulted in underperformance versus the passive index given the extreme price declines. Our drawdown control process, however, reduced the Fund’s long-run risk target throughout 2014, mitigating this underperformance.

The Fund began the year at a volatility target of 11.4%, reflecting a lowered strategic risk target due to drawdown control. The drawdown-control process was also active in 2014 and modulated the long-run risk throughout the year. Ultimately, at year-end, the volatility target of the Fund was 9.5%, reflecting both drawdown control and bearish tactical views on commodities.

The strategic portion of the portfolio returned -18.7% while tactical tilts added +2.9%. The strategic return in this attribution is the return to a long-only portfolio with risk-balanced sector weights and an annual volatility target of 18% (subject to drawdown control). The tactical returns are the active returns to commodity over- and underweights relative to this strategic portfolio.

The main contributors to tactical performance were our tilts in energies throughout the year. Generally, technical signals were bearish in the sector during the second half of the year, when energies declined significantly across the board. In addition, risk-premia metrics preferred WTI to Brent crude, also contributing to performance late in the year. Underweights in agricultural commodities also contributed meaningfully, particularly in 3Q, when corn, soy and wheat declined -26%, -21%, and -20%, respectively. These underweights were also driven by bearish technical signals.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

At year-end, the Fund’s tactical positioning reflected bearish views on commodities as a whole due to technical weakness. Specifically, trend-following signals contributed to underweights given the poor performance of the asset class in 2014. Within energies, we prefer WTI crude relative to the rest of the complex, mostly on valuation (given WTI’s underperformance relative to refined products more recently). In addition, curve shape metrics viewed WTI more favorably than Brent crude (the Brent futures curve implies a more negative roll yield). Within grains, tactical signals were underweight wheat relative to the other grains, on a combination of momentum, value and risk premia. Within base metals, major positioning is long aluminum and short copper on a combination of price based momentum and inventory metrics. At the sector level, we are generally short natural gas versus base and precious metals, driven mostly by risk-premia and momentum signals.

The Fund finished its second full year with unfortunately poor absolute returns. However, the Fund’s risk-balanced approach helped it to outperform the BCOM benchmark. While short term results can be noisy, in the long term we believe the Fund’s broader diversification, strong risk management and active commodity selection can ultimately deliver more steady volatility and strong returns across market environments.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2014 AQR RISK-BALANCED COMMODITIES STRATEGY FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: ARCIX	-15.80%	-13.50%	7/9/2012
Fund - Class N: ARCNX	-16.08%	-13.70%	7/9/2012
Fund - Class R6: QRCRX	na	-18.72%	9/2/2014

Bloomberg Commodity Total Return Index*	-17.01%	-11.04%	7/9/2012

*	Formerly known as the Dow-Jones UBS Commodity Index.

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.40%, 1.78% and 1.31%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

AQR RISK-BALANCED COMMODITIES STRATEGY FUND VS. BLOOMBERG COMMODITY TOTAL RETURN INDEX VALUE OF $10,000 INVESTED ON 7/9/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael Mendelson

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

Through the use of derivatives such as futures and swaps, the AQR Risk Parity Fund (the “Fund”) invests across a wide variety of global markets – including developed- and emerging-market equities, fixed income and currencies, global credit (corporate, government and mortgage), and commodities – in an attempt to build a truly diversified portfolio where all asset classes matter, but no one asset class matters too much. Risk Parity investing involves allocating investments by risk, which means that instruments with less risk will generally be allocated more capital than instruments that are deemed riskier. As markets move through different risk regimes, the portfolio is dynamically adjusted with the goal of keeping overall portfolio risk and the balance of risk across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risks associated with investments in the capital markets, and enables the investor to remain invested through more difficult market environments. In addition to adjusting position sizes to control for increasing or decreasing risk expectations, we also overlay modest portfolio tilts based on AQR’s proprietary expected-return models, which include signals based on carry, momentum, valuation and other important economic variables. These views determine over- and underweights across a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts.

The Fund is expected to remain long all of the markets in which we invest while averaging a moderate (under 0.5 on average) beta to the stock market over a full market cycle. The targeted annualized volatility for the Fund is 10%, on average, which varies modestly over time based on our perceptions of tactical opportunities within the different asset classes we trade. We started the year at slightly below the 10% long-term average as unusually low levels of volatility kept exposures elevated to the point where position limits were activated in most asset classes. However, by the end of the year the Fund’s volatility was close to its long-term target as volatility increased in both commodities and equities, while bullish tactical views in fixed income led us to be overweight.

Total exposures ended the year higher than they began the year, primarily driven by an increase in nominal bond exposure from our tactical views shifting from underweight to overweight. Equities and credit exposures ended the year in about the same place as they began, while commodities ended with meaningfully lower exposures due to increasing volatility and bearish tactical views. With these moves, the Fund went from a 0.70 beta versus the S&P 500 Index at the end of 2013 to a 0.36 beta at the end of 2014. For the year ended December 31, 2014, the Fund’s Class I shares returned +7.04% and realized an annualized volatility of 7.41%. During this period, the Fund’s benchmark the Merrill Lynch 3-Month Treasury Bill Index returned +0.03% and a “60/40 benchmark” consisting of 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index returned +10.62% at an average realized volatility of 6.51%. The Fund’s net assets across all share classes were over $620 million at the end of 2014. The Fund experienced gains in three of the four major asset class buckets for the full year. To the net total return of +7.04% for 2014, equities contributed +1.44%, fixed income contributed +7.91%, inflation-sensitive assets detracted -4.27%, and credit assets added +1.96%. Tactical tilts detracted from performance in all asset classes except inflation-sensitive assets.

Developed equities were positive contributors to the Fund on the year, driven primarily by the U.S., where economic data continued to improve throughout the year. International equity markets also finished the year modestly positive but economic fundamentals diverged from the U.S. amid the threat of recession in Europe and Japan. Emerging markets equities ended slightly positive for the year with mixed performance across countries. Commodity exporters like Brazil suffered losses, while China outperformed emerging markets after policymakers took steps to boost credit growth and signaled a commitment to market reforms by increasing foreign access to domestic equity markets.

Tactical tilts within equities detracted from overall fund performance on the year, driven mostly from sudden trend reversals in the fourth quarter. Equity market losses in early October weakened the 1- and 3-month momentum signals leading to underweights just before the market rebounded. Asset class timing offset some of the losses as we have remained overweight the equity basket for the

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

majority of the year based on positive long-term valuation and momentum factors. Within emerging markets performance from tactical tilts was roughly flat on the year. Overweights in China based on relatively positive fundamentals and improving 12-month momentum added to returns. Going forward, the portfolio remains relatively underweight South Africa and South Korea and overweight China and Taiwan based on attractive fundamental valuations.

Developed bond markets saw strong positive returns over the year, registering gains for the Fund in each quarter. Entering 2014, most forecasters expected U.S. rates to rise during the year due to the Federal Reserve Bank tapering asset purchases. Instead, falling inflation, slowing global growth, geopolitical uncertainty in Russia and the Middle East, and accommodative monetary policies outside the U.S. resulted in falling bond yields. German Bund yields also fell as the ECB increased efforts to help the struggling Eurozone economy. Finally, in Japan, bonds rallied as the economy slipped into a recession after a consumer tax increase stalled the economy, prompting additional stimulus measures.

Within our tactical models, fixed income detracted from performance on the year as even lower real yields did nothing to help our already bearish asset class timing view. Relative value views were also a drag on returns as overweights in countries with relatively steep yield curves like the U.S. and U.K. underperformed countries with flatter yield curves like Japan and Germany, where we were underweight. However, trend following signals were positive contributors to performance on the year, especially in the fourth quarter, as the price momentum turned strongly bullish over all possible timeframes. While the bearish timing views resulted in underweights early in the year, the effect of positive momentum has increased the attractiveness of the asset class enough to constitute a modest overweight position going forward into the new year.

Commodities were the largest drag on Fund performance this year, led by the energy sector which suffered from excess supply and weak demand. In the first half of the year, bad weather and geopolitical risks drove commodities higher, but record harvests and increased energy production in the U.S. sent prices lower in the second half. As oil prices were falling, OPEC announced that it would not be cutting production, triggering a significant sell-off in Brent WTI crude-oil benchmarks. Metals were also down modestly this year on soft demand from Europe and China. On the other hand, inflation-linked bonds provided positive returns to the inflation-sensitive part of the Fund. Real yields fell throughout the year for many of the same reasons as nominal bond yields, stagnating global growth, easy monetary policy and heightened geopolitical risk. However, nominal bond yields fell faster as inflation expectations edged lower, sending break-even yields to multi-year lows.

Our tactical strategies added value in commodities by staying underweight throughout the second half of the year. Outperformance was driven primarily from negative price momentum signaling bearish views on multiple horizons. A stronger dollar indicated weak fundamentals contributing to the underweight position on the commodity basket. Moving forward the only overweight position is aluminum, where low inventory levels have created a bullish signal. Inflation-linked bond views detracted from overall Fund returns, as we remained underweight the entire year. The underweight is driven by weak valuation signals as real yields and forecasts for economic growth both moved lower.

Developed credit performed well in 2014, with returns from credit contributing positively in all but the third quarter. In the U.S. gains were driven from earning modestly positive returns on carry, as spreads remained relatively steady throughout the year. In Europe, high-yield credit markets rallied in the first half of the year as some economic growth data improved in the peripheral countries. As the year pressed on and growth slowed in the whole of Europe, high yield held onto its early gains as expectations for ECB intervention stabilized spreads. Emerging-market currencies struggled against the dollar, pressuring monetary authorities to tighten monetary policy despite low inflation and growth levels. However, emerging currencies mostly strengthened against the much weaker euro, therefore softening the impact to our currencies basket and resulting in a flat return contribution for the year.

Within high yield our tactical tilts were slight detractors over the year, primarily driven by valuation based underweights due to tight spreads from all the way back in the first quarter. Since then our views have been relatively neutral as the bearish value signals have been offset by fundamental momentum signals while trend following has wavered back and forth based on recent performance. Emerging currency tilts were also negative contributors on the year with Brazil and Turkey being the largest detractors as high relative cash rates and positive momentum from early in the year led to overweight positions and those currencies weakened considerably in the second half.

This year was a good example of how risk parity is beneficial to a portfolio. Despite the Fund modestly underperforming its 60/40 benchmark, the Fund’s performance was within the normal range of expected performance. The Fund earned positive returns from three out of four sources of risk premia. Most importantly it was able to earn these gains without concentrating risk in any one asset class adding diversified returns to traditional portfolios. Going forward, we remain confident that the diversification benefits of a risk parity approach provide a sound allocation for the wide variety of potential market environments we may face in the coming years.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2014 AQR RISK PARITY FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: AQRIX	7.04%	7.12%	9/30/2010
Fund - Class N: AQRNX	6.69%	6.81%	9/30/2010
Fund - Class R6: AQRRX	na	-3.96%	9/2/2014

Merrill Lynch 3-Month Treasury Bill Index	0.03%	0.37%	9/30/2010

60% S&P 500 Index/40% Barclays Capital Aggregate Bond Index	10.62%	11.69%	9/30/2010

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 0.95%, 1.26% and 0.90%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR RISK PARITY FUND VS. MERRILL LYNCH 3-MONTH TREASURY BILL INDEX/60% S&P 500 INDEX/40% BARCLAYS CAPITAL AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 9/30/2010

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael Mendelson

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

Through the use of derivatives such as futures and swaps, the AQR Risk Parity II HV Fund (the “Fund”) invests across a wide variety of global markets – including developed- and emerging-market equities, fixed income, and commodities – in an attempt to build a truly diversified portfolio where all asset classes matter, but no one asset class matters too much. Risk Parity investing involves allocating investments by risk, which means that instruments with less risk will generally be allocated more capital than instruments that are deemed riskier. As markets move through different risk regimes, the portfolio is dynamically adjusted with the goal of keeping overall portfolio risk and the balance of risk across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risks associated with investments in the capital markets, and enables the investor to remain invested through more difficult market environments. In addition to adjusting position sizes to control for increasing or decreasing risk expectations, we also overlay modest portfolio tilts based on AQR’s proprietary expected return models, which include signals based on carry, momentum, valuation, and other important economic variables. These views determine over- and underweights across a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts.

The Fund is expected to remain long all of the markets in which we invest while averaging a moderate (under 0.7 on average) beta to the stock market over a full market cycle. The targeted annualized volatility for the Fund is 15%, on average, which varies modestly over time based on our perceptions of tactical opportunities within the different asset classes we trade. We started the year at slightly below the 15% long-term average as unusually low levels of volatility kept exposures elevated to the point where position limits were activated in most asset classes. However, by the end of the year the Fund’s volatility was close to its long-term target as volatility increased in both commodities and equities, while bullish tactical views in fixed income led us to be overweight.

Total exposures ended the year at about the same level where they began the year, although there was a large increase in nominal bond exposure because our tactical views shifted from underweight to overweight. However, somewhat decreased equity exposure and meaningfully lower commodities exposures due to increasing volatility and bearish tactical views more than offset the increase in nominal risk. With these moves, the Fund went from a 0.70 beta versus the S&P 500 Index at the end of 2013 to a 0.42 beta at the end of 2014. For the year ended December 31, 2014, the Fund’s Class I shares returned +9.23% and realized an annualized volatility of 7.41%. During this period, the Fund’s benchmark the Merrill Lynch 3-Month Treasury Bill Index returned +0.03% and a “60/40 benchmark” consisting of 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index returned +10.62% at an average realized volatility of 6.51%. The Fund’s net assets across all share classes were over $50 million at the end of 2014. The Fund experienced gains in two of the three major asset class buckets for the full year. To the net total return of +9.23% for 2014, equities contributed +4.08%, fixed income contributed +13.31%, and inflation-sensitive assets detracted -8.16%. Tactical tilts detracted from performance in equities and fixed income, but added in inflation-sensitive assets.

Developed equities were positive contributors to the Fund on the year, driven primarily by the U.S., where economic data continued to improve throughout the year. International equity markets also finished the year modestly positive but economic fundamentals diverged from the U.S. amid the threat of recession in Europe and Japan. Emerging markets equities ended slightly positive for the year with mixed performance across countries. Commodity exporters like Brazil suffered losses, while China outperformed emerging markets after policymakers took steps to boost credit growth and signaled a commitment to market reforms by increasing foreign access to domestic equity markets.

Tactical tilts within equities detracted from overall fund performance on the year, driven mostly from sudden trend reversals in the fourth quarter. Equity market losses in early October weakened the 1- and 3-month momentum signals leading to underweights just before the market rebounded. Asset

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

class timing offset some of the losses as we have remained overweight the equity basket for the majority of the year based on positive long-term valuation and momentum factors. Within emerging markets, performance from tactical tilts was roughly flat on the year. Overweights in China based on relatively positive fundamentals and improving 12-month momentum added to returns. Going forward, the portfolio remains relatively underweight South Africa and South Korea and overweight China and Taiwan based on attractive fundamental valuations.

Developed bond markets saw strong positive returns over the year, registering gains for the Fund in each quarter. Entering 2014, most forecasters expected U.S. rates to rise during the year due to the Federal Reserve Bank tapering asset purchases. Instead, falling inflation, slowing global growth, geopolitical uncertainty in Russia and the Middle East, and accommodative monetary policies outside the U.S. resulted in falling bond yields. German Bund yields also fell as the ECB increased efforts to help the struggling Eurozone economy. Finally, in Japan, bonds rallied as the economy slipped into a recession after a consumer tax increase stalled the economy, prompting additional stimulus measures.

Within our tactical models, fixed income detracted from performance on the year as even lower real yields did nothing to help our already bearish asset class timing view. Relative value views were also a drag on returns as overweights in countries with relatively steep yield curves like the U.S. and U.K. underperformed countries with flatter yield curves like Japan and Germany, where we were underweight. However, trend following signals were positive contributors to performance on the year, especially in the fourth quarter, as the price momentum turned strongly bullish over all possible timeframes. While the bearish timing views resulted in underweights early in the year, the effect of positive momentum has increased the attractiveness of the asset class enough to constitute a modest overweight position going into the new year.

Commodities were the largest drag on Fund performance this year, led by the energy sector, which suffered from excess supply and weak demand. In the first half of the year, bad weather and geopolitical risks drove commodities higher, but record harvests and increased energy production in the U.S. sent prices lower in the second half. As oil prices were falling, OPEC announced that it would not be cutting production, triggering a significant sell-off in Brent and WTI crude-oil benchmarks. Metals were also down modestly this year on soft demand from Europe and China. On the other hand, inflation-linked bonds provided positive returns to the inflation-sensitive part of the Fund. Real yields fell throughout the year for many of the same reasons as nominal bond yields, stagnating global growth, easy monetary policy, and heightened geopolitical risk. However, Nominal bond yields fell faster as inflation expectations edged lower, sending break-even yields to multi-year lows.

Our tactical strategies added value in commodities by staying underweight throughout the second half of the year. Outperformance was driven primarily from negative price momentum signaling bearish views on multiple horizons. A stronger dollar indicated weak fundamentals contributing to the underweight position on the commodity basket. Moving forward the only overweight position is aluminum, where low inventory levels have created a bullish signal. Inflation-linked bond views detracted from overall Fund returns, as we remained underweight the entire year. The underweight is driven by weak valuation signals as real yields and forecasts for economic growth both moved lower.

This year was a good example of how risk parity is beneficial to a portfolio. Despite the Fund underperforming its 60/40 benchmark, the Fund’s performance was within the normal range of expected performance. The Fund earned positive returns from two out of three sources of risk premia. Most importantly it was able to earn these gains without concentrating risk in any one asset class adding diversified returns to traditional portfolios. Going forward we remain confident that the diversification benefits of a risk parity approach provide a sound allocation for the wide variety of potential market environments we may face in the coming years.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2014 AQR RISK PARITY II HV FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: QRHIX	9.23%	3.96%	11/5/2012
Fund - Class N: QRHNX	9.02%	3.70%	11/5/2012
Fund - Class R6: QRHRX	na	-5.10%	9/2/2014
Merrill Lynch 3-Month Treasury Bill Index	0.03%	0.14%	11/5/2012

60% S&P 500 Index/40% Barclays Capital Aggregate Bond Index	10.62%	13.33%	11/5/2012

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.91%, 2.28% and 1.87%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR RISK PARITY II HV FUND VS. MERRILL LYNCH 3-MONTH TREASURY BILL INDEX/60% S&P 500 INDEX/40% BARCLAYS CAPITAL AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 11/5/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael Mendelson

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

Through the use of derivatives such as futures and swaps, the AQR Risk Parity II MV Fund (the “Fund”) invests across a wide variety of global markets – including developed- and emerging-market equities, fixed income, and commodities – in an attempt to build a truly diversified portfolio where all asset classes matter, but no one asset class matters will drive the overall returns of the Fund too much. Risk Parity investing involves allocating investments by risk, which means that instruments with less risk will generally be allocated more capital than instruments that are deemed riskier. As markets move through different risk regimes, the portfolio is dynamically adjusted with the goal of keeping overall portfolio risk and the balance of risk across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risks associated with investments in the capital markets, and enables the investor to remain invested through more difficult market environments. In addition to adjusting position sizes to control for increasing or decreasing risk expectations, we also overlay modest portfolio tilts based on AQR’s proprietary expected return models, which include signals based on carry, momentum, valuation, and other important economic variables. These views determine over- and underweights across a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts.

The Fund is expected to remain long in all of the markets in which we invest while averaging a moderate (under 0.5 on average) beta to the stock market over a full market cycle. The targeted annualized volatility for the Fund is 10%, on average, which varies modestly over time based on our perceptions of tactical opportunities within the different asset classes we trade. We started the year at slightly below the 10% long term average as unusually low levels of volatility kept exposures elevated to the point where position limits were activated in most asset classes. However, by the end of the year the Fund’s volatility was close to its long-term target as volatility increased in both commodities and equities, while bullish tactical views in fixed income led us to be overweight.

Total exposures ended the year at about the same level where they began the year, although there was a large increase in nominal bond exposure because our tactical views shifted from underweight to overweight. However, somewhat decreased equity exposure and meaningfully lower commodities exposures due to increasing volatility and bearish tactical views more than offset the increase in nominal risk. With these moves, the Fund went from a 0.57 beta versus the S&P 500 Index at the end of 2013 to a 0.26 beta at the end of 2014. For the year ended December 31, 2014, the Fund’s Class I shares returned +6.04% and realized an annualized volatility of 7.41%. During this period, the Fund’s benchmark the Merrill Lynch 3-Month Treasury Bill Index returned +0.03% and a “60/40 benchmark” consisting of 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index returned +10.62% at an average realized volatility of 6.51%. The Fund’s net assets across all share classes were over $114 million at the end of 2014. The Fund experienced gains in two of the three major asset class buckets for the full year. To the net total return of +6.14% for 2014, equities contributed +2.50%, fixed income contributed +8.60%, and inflation-sensitive assets detracted -5.06%. Tactical tilts detracted from performance in equities and fixed income, but added in inflation-sensitive assets.

Developed equities were positive contributors to the Fund on the year, driven primarily by the U.S. where economic data continued to improve throughout the year. International equity markets also finished the year modestly positive but economic fundamentals diverged from the U.S. amid the threat of recession in Europe and Japan. Emerging markets equities ended slightly positive for the year with mixed performance across countries. Commodity exporters like Brazil suffered losses, while China outperformed emerging markets after policymakers took steps to boost credit growth and signaled a commitment to market reforms by increasing foreign access to domestic equity markets.

Tactical tilts within equities detracted from overall fund performance on the year, driven mostly from sudden trend reversals in the fourth quarter. Equity market losses in early October weakened the 1- and 3-month momentum signals leading to underweights just before the market rebounded. Asset

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

class timing offset some of the losses as we have remained overweight the equity basket for the majority of the year based on positive long-term valuation and momentum factors. Within emerging markets performance from tactical tilts was roughly flat on the year. Overweight’s in China based on relatively positive fundamentals and improving 12-month momentum added to returns. Going forward the portfolio remains relatively underweight South Africa and South Korea and overweight China and Taiwan based on attractive fundamental valuations.

Developed bond markets saw strong positive returns over the year, registering gains for the Fund in each quarter. Entering 2014, most forecasters expected U.S. rates to rise during the year due to the Federal Reserve Bank tapering asset purchases. Instead, falling inflation, slowing global growth, geopolitical uncertainty in Russia and the Middle East, and accommodative monetary policies outside the U.S. resulted in falling bond yields. German Bund yields also fell as the ECB increased efforts to help the struggling Eurozone economy. Finally, Japan, bonds rallied as the economy slipped into a recession after a consumer tax increase stalled the economy, prompting additional stimulus measures.

Within our tactical models fixed income detracted from performance on the year as even lower real yields did nothing to help our already bearish asset class timing view. Relative value views were also a drag on returns as overweights in countries with relatively steep yield curves like the U.S. and U.K. underperformed countries with flatter yield curves like Japan and Germany where we were underweight. However, trend following signals were positive contributors to performance on the year, especially in the fourth quarter, as the price momentum turned strongly bullish over all possible timeframes. While the bearish timing views resulted in underweights early in the year, the effect of positive momentum has increased the attractiveness of the asset class enough to constitute a modest overweight position going into the new year.

Commodities were the largest drag on Fund performance this year, led by the energy sector which suffered from excess supply and weak demand. In the first half of the year, bad weather and geopolitical risks drove commodities higher, but record harvests and increased energy production in the U.S. sent prices lower in the second half. As oil prices were falling, OPEC announced that it would not be cutting production, triggering a significant sell-off in Brent and WTI crude-oil benchmarks. Metals were also down modestly this year on soft demand from Europe and China. On the other hand, inflation-linked bonds provided positive returns to the inflation-sensitive part of the Fund. Real yields fell throughout the year for many of the same reasons as nominal bond yields, stagnating global growth, easy monetary policy, and heightened geopolitical risk. However, Nominal bond yields fell faster as inflation expectations edged lower, sending break-even yields to multi-year lows.

Our tactical strategies added value in commodities by staying underweight throughout the second half of the year. Outperformance was driven primarily from negative price momentum signaling bearish views on multiple horizons. A stronger dollar indicated weak fundamentals contributing to the underweight position on the commodity basket. Moving forward the only overweight position is Aluminum where low inventory levels have created a bullish signal. Inflation-linked bond views detracted from overall Fund returns, as we remained underweight the entire year. The underweight is driven by weak valuation signals as real yields and forecasts for economic growth both moved lower.

This year was a good example of how risk parity is beneficial to a portfolio. Despite the Fund underperforming its 60/40 benchmark, the Fund’s performance was within the normal range of expected performance. The Fund earned positive returns from two out of three sources of risk premia. Most importantly it was able to earn these gains without concentrating risk in any one asset class adding diversified returns to traditional portfolios. Going forward we remain confident that the diversification benefits of a risk parity approach provide a sound allocation for the wide variety of potential market environments we may face in the coming years.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2014 AQR RISK PARITY II MV FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: QRMIX	6.04%	3.00%	11/5/2012
Fund - Class N: QRMNX	5.87%	2.71%	11/5/2012
Fund - Class R6: QRMRX	na	-3.44%	9/2/2014
Merrill Lynch 3-Month Treasury Bill Index	0.03%	0.14%	11/5/2012

60% S&P 500 Index/40% Barclays Capital Aggregate Bond Index	10.62%	13.33%	11/5/2012

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.23%, 1.64% and 1.19%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR RISK PARITY II MV FUND VS. MERRILL LYNCH 3-MONTH TREASURY BILL INDEX/60% S&P 500 INDEX/40% BARCLAYS CAPITAL AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 11/5/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE FUND

Jacques Friedman

Principal

Ronen Israel

Principal

Andrea Frazzini

Principal

Michael Katz

Principal

Dear Shareholder:

The AQR Style Premia Alternative Fund (the “Fund”) attempts to provide attractive risk-adjusted returns by providing exposure to a broadly diversified portfolio of classic, relative-value alternative strategies capturing the performance of four major styles across a variety of asset groups including stocks, country equity indices, fixed income, currencies and commodities. We include strategies that are liquid and have historically low correlation with traditional markets, which we believe should be a key feature of alternative strategies that are meant to be a source of diversifying returns. We believe in providing a great deal of transparency, which means providing insight into our investment process and the economic themes we seek to capture, in addition to disclosing the actual positions we take.

The four major styles captured in the Fund are Value, Momentum, Carry and Defensive. Each of the four styles, implemented across asset groups, has an economic intuition or rationale, be it risk-based or behavioral-based. Value involves buying assets that are “cheap” relative to their fundamental value and selling “expensive” assets. Momentum entails buying assets that recently outperformed their peers and selling those that recently underperformed. Carry implies buying high-yielding assets and selling low-yielding assets. Defensive consists of buying low-risk, high-quality assets and selling high-risk, low-quality assets.

The Fund’s portfolio construction approach is to be diversified with a baseline risk weighting that is balanced across styles and asset groups, taking into consideration liquidity and breadth among other dimensions of risk. Small tactical tilts are implemented around the strategic risk allocation when strategies are conditionally attractive or unattractive. Because the Fund trades in these markets daily and all of the strategies are managed in one portfolio, it can stay disciplined about rebalancing to strategic weights, stay nimble by taking advantage of tactical opportunities and also provide efficient exposure by netting positions and transactions costs.

The Fund’s Class I shares returned +11.30% in 2014. The Fund’s benchmark, the Merrill Lynch 3 Month Treasury Bill Index, had a slight positive return of +0.03% over this period. The Fund targets 10% annual volatility.

Two of the Fund’s four styles had positive results for the period. The Defensive style was the top contributor, with gains from stocks, fixed income, and equity indices trading. The Momentum style also contributed with profits in fixed income, commodities, and currencies. The Value and Carry styles detracted from performance. Carry detracted in fixed income, commodities, and was flat in currencies. Value detracted in fixed income and equity indices, but added in stocks, currencies, and commodities.

Performance was mostly positive across asset groups with fixed income and equity indices experiencing losses. Stock trading produced the best results, contributing almost 100% to the positive performance for the period. Stock trading benefited from Defensive and Value themes, while Momentum was flat. The next-best contributor was commodities, followed by currencies trading. In commodities, both Value and Momentum offered positive contributions. The biggest asset group detractor was fixed income, driven by Value and Carry. Commodities and currencies, which had positive contributions for the year, roughly offset the negative performance from equity indices and fixed income.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2014 AQR STYLE PREMIA ALTERNATIVE FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: QSPIX	11.30%	13.40%	10/30/2013
Fund - Class N: QSPNX	11.08%	13.17%	10/30/2013
Fund - Class R6: QSPRX	na	7.67%	9/2/2014

Merrill Lynch 3-Month Treasury Bill Index	0.03%	0.05%	10/30/2013

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.15%, 2.74% and 2.15%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR STYLE PREMIA ALTERNATIVE FUND VS. MERRILL LYNCH 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 10/30/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE LV FUND

Jacques Friedman

Principal

Ronen Israel

Principal

Andrea Frazzini

Principal

Michael Katz

Principal

Dear Shareholder:

Launched in mid-September, the AQR Style Premia Alternative LV Fund (the “Fund”) attempts to provide attractive risk-adjusted returns by providing exposure to a broadly diversified portfolio of classic, relative-value alternative strategies capturing the performance of four major styles across a variety of asset groups including stocks, country equity indices, fixed income, currencies and commodities. We include strategies that are liquid and have historically low correlation with traditional markets, which we believe should be a key feature of alternative strategies that are meant to be a source of diversifying returns. We believe in providing a great deal of transparency, which means providing insight into our investment process and the economic themes we seek to capture, in addition to disclosing the actual positions we take.

The four major styles captured in the Fund are Value, Momentum, Carry and Defensive. Each of the four styles, implemented across asset groups, has an economic intuition or rationale, be it risk-based or behavioral-based. Value involves buying assets that are “cheap” relative to their fundamental value and selling “expensive” assets. Momentum entails buying assets that recently outperformed their peers and selling those that recently underperformed. Carry implies buying high-yielding assets and selling low-yielding assets. Defensive consists of buying low-risk, high-quality assets and selling high-risk, low-quality assets.

The Fund’s portfolio construction approach is to be diversified with a baseline risk weighting that is balanced across styles and asset groups, taking into consideration liquidity and breadth among other dimensions of risk. Small tactical tilts are implemented around the strategic risk allocation when strategies are conditionally attractive or unattractive. Because the Fund trades in these markets daily and all of the strategies are managed in one portfolio, it can stay disciplined about rebalancing to strategic weights, stay nimble by taking advantage of tactical opportunities and also provide efficient exposure by netting positions and transactions costs.

The Fund’s Class I shares returned +3.07% since the Fund’s inception on September 17, 2014. The Fund’s benchmark, the Merrill Lynch 3 Month Treasury Bill Index, had a flat return of 0.00% over the same period. The Fund targets 5% annual volatility.

Three of the Fund’s four styles had positive results for the period. The Momentum style led contributions with gains from fixed income, currencies, stocks and commodities trading. The Defensive style also contributed with profits in stocks. The Value style was flat, as gains in commodities, currencies and equity indices offset losses in fixed income and stocks. Carry detracted mildly in all asset groups where it was implemented: commodities, currencies and fixed income.

Performance was mostly positive across asset groups with fixed income and equity indices experiencing losses. Stock trading produced the best results, contributing about two-thirds to the positive performance for the period. Stock trading benefited from Momentum and Defensive themes, while Value themes detracted. The next-best contributor was commodities, followed by currencies trading. In both commodities and currencies, Value and Momentum themes offered positive contributions. The largest asset group detractor was fixed income, driven mostly by Value.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE LV FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2014 AQR STYLE PREMIA ALTERNATIVE LV FUND
	Since Inception	Date of Inception
Fund - Class I: QSLIX	3.07%	9/17/2014
Fund - Class N: QSLNX	2.94%	9/17/2014
Fund - Class R6: QSLRX	2.98%	9/17/2014

Merrill Lynch 3-Month Treasury Bill Index	0.00%	9/17/2014

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.82%, 2.07% and 1.72%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR STYLE PREMIA ALTERNATIVE LV FUND VS. MERRILL LYNCH 3-MONTH TREASURY BILL INDEX VALUE OF $10,000 INVESTED ON 9/17/2014

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

RISK FACTORS:

AQR Diversified Arbitrage Fund: As the Fund employs arbitrage and alternative strategies, the Fund has the risk that the anticipated opportunites do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds its trades. This Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. The Fund may also take a short position in a derivative instrument, which involves the risk of theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. The use of derivatives, including forward and futures contracts and swap agreements, exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risks, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. When investing in or gaining exposure to bonds, yield and share price will vary with changes in interest rates and market conditions. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Advisor or Sub-Advisor. There is also a chance that some of a Fund’s holdings may have their credit rating downgraded or may default. The Fund may invest in securities rated below investment grade which are high risk investments that may cause income and principal losses for the Fund. The Fund may invest in illiquid instruments which may be difficult to sell in a timely manner at the price that it believes the investments are worth. Emerging market and foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. This Fund is not suitable for all investors.

AQR Global Macro Fund: The use of derivatives, including forward and futures contracts, options and swap agreements and exposure to the commodities markets, exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risk, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. The Fund may take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument. When investing in or gaining exposure to bonds, yield and share price will vary with changes in interest rates and market conditions. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Advisor. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. The Fund may have exposure to the securities of small and mid-cap companies, the prices of which are generally more volatile than those of larger capitalization companies. Emerging market and foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. This Fund is not suitable for all investors.

AQR Long-Short Equity Fund and AQR Equity Market Neutral Fund: The use of derivatives, including futures and forward contracts, options and swap agreements, exposes the Funds to additional risks including increased volatility, lack of liquidity, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risks, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. A Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. A Fund may also take a short position in a derivative instrument, which involved the risk of theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. The Funds may have exposure to the securities of small or mid-cap companies, the prices of which are generally more volatile than those of larger capitalization companies. Foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. These Funds are not suitable for all investors.

AQR Managed Futures Strategy Fund and AQR Managed Futures Strategy HV Fund: The use of derivatives, including forward and futures contracts, swap agreements and exposure to the commodities markets, exposes the Funds to additional risks including increased volatility, lack of liquidity, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risk, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. A Fund may take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument. When investing in or gaining exposure to bonds, yield and share price will vary with changes in interest rates and market conditions. A Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Advisor. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. Emerging market and foreign investing involves special risks such as currency fluctuations,

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. These Funds are not suitable for all Investors.

AQR Risk-Balanced Commodities Strategy Fund: The use of derivatives, including forward and futures contracts, swap agreements and exposure to the commodities markets, exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risk, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. The Fund may take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument. When investing in or gaining exposure to bonds, yield and share price will vary with changes in interest rates and market conditions. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Advisor. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. Foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. This Fund is not suitable for all investors.

AQR Risk Parity Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund: The use of derivatives, including forward and futures contracts, swap agreements and exposure to the commodities markets, exposes the Funds to additional risks including increased volatility, lack of liquidity, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risk, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. A Fund may take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument. When investing in or gaining exposure to bonds, yield and share price will vary with changes in interest rates and market conditions. A Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Advisor. There is also a chance that some of a Fund’s holdings may have their credit rating downgraded or may default. A Fund may have exposure to the securities of small and mid-cap companies, the prices of which are generally more volatile than those of larger capitalization companies. Emerging market and foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. These Funds are not suitable for all Investors.

AQR Multi-Strategy Alternative Fund: The use of derivatives, including forward and futures contracts, swap agreements and exposure to the commodities markets, exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risk, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. The Fund employs arbitrage and alternative strategies, which carry the risk that the anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds its trades. This Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. The Fund may also take a short position in a derivative instrument, which involves the risk of theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. The Funds may have exposure to the securities of mid-cap companies, the prices of which are generally more volatile than those of larger capitalization companies. When investing in or gaining exposure to bonds, yield and share price will vary with changes in interest rates and market conditions. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Advisor or Sub-Advisor. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. Emerging market and foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. This Fund is not suitable for all investors.

AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund: The use of derivatives, including futures and forward contracts, options and swap agreements and exposure to the commodities markets, exposes the Funds to additional risks including increased volatility, lack of liquidity, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risks, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. A Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. A Fund may also take a short position in a derivative instrument, which involves the risk of theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. The Funds may have exposure to the securities of mid-cap companies, the prices of which are generally more volatile than those of larger capitalization companies. When investing in or gaining exposure to bonds,

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

yield and share price will vary with changes in interest rates and market conditions. The Funds may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Advisor. There is also a chance that some of a Fund’s holdings may have their credit rating downgraded or may default. Emerging market and foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. These Funds are not suitable for all investors.

An investment in any of the AQR Funds listed above (the ”Funds”) involves risk, including loss of principal. Diversification does not eliminate this risk. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad.

The Funds (other than the AQR Diversified Arbitrage Fund, the AQR Long-Short Equity Fund and the AQR Equity Market Neutral Fund) are each a non-diversified fund. Because these Funds may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may therefore have a greater impact on the Fund’s performance. The Funds (other than the AQR Diversified Arbitrage Fund, the AQR Long-Short Equity Fund and the AQR Equity Market Neutral Fund) also invest in a wholly-owned and controlled subsidiary and are indirectly exposed to the risks associated with the subsidiary’s investments. The Funds from time to time employ various hedging techniques, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The Funds are subject to high portfolio turnover risk as a result of frequent trading, and thus will incur a higher level of brokerage fees and commissions and cause a higher level of tax liability to shareholders in the funds. The AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique.

Please refer to each Fund’s prospectus for complete information regarding the principal risks associated with the Funds.

Cliff Asness, David Kabiller, Brian Hurst, Yao Hua Ooi and Marco Hanig are registered representatives of ALPS Distributors, Inc.

DEFINITIONS:

Accommodative Monetary Policy: An accommodative monetary policy is one where the central bank increases the money supply, typically by lowering interest rates and/or purchasing financial assets, in an attempt to stimulate the economy.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Barclays U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Indexes are unmanaged and one cannot invest directly in an index.

Bearish: A belief that a particular security, sector or the overall market will fall.

Beta is a measure of volatility of a security or portfolio in comparison to an index or the market as a whole. A beta of 1.0 means the security or portfolio will generally move in tandem with the index or market it is being compared to. A beta greater than 1.0 means the security or portfolio will be more volatile and a beta less than 1.0 means the security or portfolio will be less volatile than the index or market it is being compared to.

Bullish: A belief that a particular security, sector or the overall market will rise.

Bund: Is the German equivalent of a U.S. Treasury Bond.

Carry: The return obtained from holding an asset (if positive), or the cost of holding it (if negative).

Contagion: The likelihood that significant economic changes in one country will spread to other countries.

Correlation is computed into what is known as the correlation coefficient, which ranges between -1 and +1. Perfect positive correlation (+1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. Alternatively, perfect negative correlation (-1) means that if one security moves in either direction the security that is

AQR Funds	Annual Report	December 2014

Shareholder Letter (Unaudited)

perfectly negatively correlated will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Credit: This strategy purchases attractively priced securities on a hedged basis, typically around event induced capital flows.

Credit Default Swap contracts is designed to transfer the credit exposure of fixed income products between parties.

Credit Suisse Hedge Fund Index is an asset-weighted benchmark that seeks to measure hedge fund performance and provide the most accurate representation of the hedge fund universe. Indexes are unmanaged and one cannot invest directly in an index.

Bloomberg Commodity Index is a broad-based index used to represent the most frequently-traded global commodity futures. It was formally known as the Dow Jones – UBS Commodity Index. Indexes are unmanaged and one cannot invest directly in an index.

Futures and Forwards contracts: A financial contract obligating the buyer to purchase an asset (or the seller to sell an asset) at a pre-determined future date and price.

Gilt: Is the U.K. equivalent of a U.S. Treasury Bond.

HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds.

Macroeconomics is focused on the movement and trends of the whole economy as a whole, including changes such as unemployment, national income, rate of growth, GDP, inflation and price levels.

Merrill Lynch 3-Month Treasury Bill Index is designed to measure the performance of high-quality short-term cash-equivalent investments. Indexes are unmanaged and one cannot invest directly in an index.

Momentum: An investment style wherein an asset is deemed to have positive momentum if it has performed well in the past relative to other assets in the same universe.

MSCI World Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index.

NASDAQ Index is a capitalization weighted index designed to measure performance of the more than 3,000 common stocks representing all major industries. Indexes are unmanaged and one cannot invest directly in an index.

Newedge Trend Index is a subset of the Newedge CTA Index, and follows traders of trend following methodologies. The Newedge CTA Index is equal weighted, calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Indexes are unmanaged and one cannot invest directly in an index.

Profitability: An investment style wherein an asset as certain identifiable characteristics including, profit margin, asset efficiency, leverage and earnings variability.

S&P 500 Index is a capitalization weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and one cannot invest directly in an index.

Sharpe Ratio: is a ratio which measures risk-adjusted performance.

Tail Risk: The risk of larger or more frequent losses than would be expected if returns to an asset or portfolio followed a normal distribution.

Tracking Error: A measure of how closely a portfolio follows the index to which it is benchmarked. It measures the standard deviation of the difference between the portfolio and index returns.

Valuation: A process of determining the current worth of an asset or company.

Volatility is a statistical measurement of up and down asset price fluctuations over time. If an asset has rapid dramatic price swings, its “volatility” will likely be relatively high. If prices are consistent and rarely change, “volatility” of that asset will likely be relatively low. “Volatility” can be measured as the standard deviation of an asset with a specific time horizon. It is often used to quantify the risk of such asset over a time period, typically expressed in annualized terms.

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

LONG INVESTMENTS - 127.2%	SHARES	VALUE (Note 5)
COMMON STOCKS - 39.4%

Communications - 0.0% (a)
FriendFinder Networks, Inc. (3)†(b)	6,483	$423,031

Consumer Discretionary - 2.4%
Bright Horizons Family Solutions, Inc. †	37,000	1,739,370
Carriage Services, Inc.	8,110	169,905
China Century Dragon Media, Inc. (3)†(b)	150,272	—
China Networks International Holdings Ltd. †	2,287,278	25,160
DEMC Ltd., Class A (3)†(b)	8,666	86,664
DEMC Ltd., Class B (3)†(b)	10,488	—
Family Dollar Stores, Inc.	212,149	16,804,322
General Motors Co. *	16,411	572,908
GLENTEL, Inc. (Canada)	148,993	3,230,447
Group 1 Automotive, Inc.	10,548	945,312
Havas SA (France) (2)	46,036	375,914
Manchester United PLC, Class A (United Kingdom) †	15,688	249,439
Meritage Homes Corp. †	4,682	168,505
PetSmart, Inc.	21,388	1,738,737
Restaurant Brands International, Inc. (Canada) †*	96,697	3,786,980
Sirius XM Holdings, Inc. †	3,064,923	10,727,231
Time Warner Cable, Inc. *	2,500	380,150
Twenty-First Century Fox, Inc., Class B	357,050	13,171,575

		54,172,619

Consumer Staples - 0.7%
Chiquita Brands International, Inc. (2)†	326,707	4,724,183
Herbalife Ltd.	10,157	382,919
Neptune Technologies & Bioressources, Inc. (Canada) (3)†(b)	6,407	7
Contra Neuro Biopharma/ Neptune Technologies & Bioressources, Inc. (Canada) (3)†(b)	3,203	6
Vector Group Ltd.	510,810	10,885,361

		15,992,476

Energy - 2.7%
Aegean Marine Petroleum Network, Inc. (Greece)	4,568	64,043
Alpha Natural Resources, Inc. †	77,136	128,817
Apco Oil and Gas International, Inc. †	168,559	2,364,883
Baker Hughes, Inc.	332,398	18,637,556
Cal Dive International, Inc. †	178,948	12,526
Centrus Energy Corp., Class A †	266,760	1,147,068
Chesapeake Energy Corp.	4,289	83,936
Dresser-Rand Group, Inc. †	220,257	18,017,022
Gulf United Energy, Inc. †(c)	1,959,798	1,176
Mission NewEnergy Ltd. (Australia) †	20,132	241
PDC Energy, Inc. †	2,403	99,172
Royal Dutch Shell PLC ADR (Netherlands)	151,766	10,160,734
SAExploration Holdings, Inc. (Canada) †(c)	2,757	10,973
Talisman Energy, Inc. (Canada) (2)	854,495	6,690,696
Whiting Petroleum Corp. †	103,115	3,402,795

		60,821,638

Financials - 16.1%
1347 Capital Corp. (2)†	420,504	3,977,968
American Realty Capital Healthcare Trust, Inc. REIT	13,437	159,900
American Realty Capital Properties, Inc. REIT	31,926	288,930
AR Capital Acquisition Corp. (2)†	1,395,000	12,973,500

	SHARES	VALUE (Note 5)
Financials - 16.1% (continued)
Banco Santander SA (Spain) (2)	35	$294
Bank of Cyprus PCL (Cyprus) (3)†(b)	118,716,695	29,443,147
Boulevard Acquisition Corp. (2)†	1,007,912	9,726,351
Cambridge Capital Acquisition Corp. (2)†	1,478,400	14,340,480
Capitol Acquisition Corp. II †	1,439,912	14,183,133
Carfinco Financial Group, Inc. (Canada)	9,706	93,651
CB Pharma Acquisition Corp. †	325,500	3,264,765
Chart Acquisition Corp. (2)†	1,268,625	12,178,800
China VantagePoint Acquisition Co. (3)†(b)	1,990	—
Collabrium Japan Acquisition Corp. (United Kingdom) (3)†(b)	595,000	6,074,950
Corio NV REIT (Netherlands) (2)	30,312	1,484,436
DT Asia Investments Ltd. (Hong Kong) (2)†	209,241	2,029,638
Federal Home Loan Mortgage Corp. †	665,138	1,370,184
Federal National Mortgage Association †	769,933	1,582,212
GAGFAH SA (Luxembourg) (2)†	337,877	7,545,594
Garnero Group Acquisition Co. (Brazil) †	1,900,200	18,165,912
Global Defense & National Security Systems, Inc. (2)†	835,800	8,566,950
Hennessy Capital Acquisition Corp. (2)†	756,000	7,371,000
Heritage Financial Group, Inc.	1,478	38,280
HF2 Financial Management, Inc. (2)†	1,309,327	13,577,721
Highclere Holdings Ltd. (3)†(b)	5,758	—
Hudson Valley Holding Corp.	8,469	230,018
Hydra Industries Acquisition Corp. †	1,720,000	17,217,200
Intervest Bancshares Corp.	144,513	1,452,356
Kilroy Realty Corp. REIT (c)	90,550	6,254,289
L&L Acquisition Corp. (3)†(b)	306,000	—
Levy Acquisition Corp. (2)†	1,890,000	18,370,800
LNB Bancorp, Inc.	87,582	1,579,104
Meadowbrook Insurance Group, Inc.	16,820	142,297
MicroFinancial, Inc.	61,372	626,301
NorthStar Asset Management Group, Inc.	1,074	24,240
NorthStar Realty Finance Corp. REIT	856,025	15,048,920
Pangaea Logistics Solutions Ltd. †	87,108	413,763
Patriot National Bank (3)†(b)	2,000,000	1,671,680
Pinecrest Resources Ltd. (Canada) (3)†(b)	79,820	2,748
Platinum Underwriters Holdings Ltd.	47,941	3,519,828
Rescap Liquidating Trust	273,622	4,295,865
Resource Capital Corp. REIT	37,500	189,000
ROI Acquisition Corp. II †	882,000	8,670,060
Ryman Hospitality Properties, Inc. REIT	463,966	24,469,567
Santa Monica Media Corp. (3)†(b)	15,377	—
Silver Eagle Acquisition Corp. (3)†(b)	1,971,250	19,318,250
Stewart Information Services Corp.	475,543	17,614,113
Susquehanna Bancshares, Inc.	385,096	5,171,839
Terrapin 3 Acquisition Corp., Class A (2)†	1,428,000	13,808,760
WL Ross Holding Corp. †	2,898,000	29,733,480

		358,262,274

Health Care - 6.4%
Acorda Therapeutics, Inc. †	411	16,798
Allergan, Inc.	64,928	13,803,044
Auxilium Pharmaceuticals, Inc. †	562,172	19,330,284
AVANIR Pharmaceuticals, Inc. †	576,745	9,775,828
Bluebird Bio, Inc. †	17,587	1,613,080
China Medical Technologies, Inc. ADR (China) (3)†(b)(c)	4,931	49
Cubist Pharmaceuticals, Inc. †	173,640	17,476,866
Exact Sciences Corp. †	8,896	244,106
Gentiva Health Services, Inc. †	227,284	4,329,760
Illumina, Inc. †	25	4,614

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 5)
Health Care - 6.4% (continued)
Medtronic, Inc.	103,724	$7,488,873
Molina Healthcare, Inc. †	18,552	993,089
PlasmaTech Biopharmaceuticals, Inc. †	4,392	15,372
Prosensa Holding NV (Netherlands) (2)†	197,426	3,701,737
Regeneron Pharmaceuticals, Inc. †(c)	110,846	45,474,572
Rotech Healthcare, Inc. (3)†(b)	16,828	218,863
RXi Pharmaceuticals Corp. †	3,161	5,058
Teva Pharmaceutical Industries Ltd. ADR (Israel) (c)	157,785	9,074,215
Tornier NV (Netherlands) †	311,457	7,942,153

		141,508,361

Industrials - 0.9%
Advanced Drainage Systems, Inc.	3,848	88,427
Continental Building Products, Inc. †	76,418	1,354,891
JetBlue Airways Corp. †	818,414	12,980,046
Kratos Defense & Security Solutions, Inc. †	67,232	337,505
Layne Christensen Co. †	10,008	95,476
MasTec, Inc. †	126,736	2,865,501
Sanitec OYJ (Finland) (2)†	233,850	2,873,968
Vicwest, Inc. (Canada)	19,399	209,385

		20,805,199

Information Technology - 7.5%
Actuate Corp. (2)†	318,958	2,105,123
Citrix Systems, Inc. †(c)	48,212	3,075,926
Digital River, Inc. †	322,530	7,976,167
Finisar Corp. †	37,470	727,293
ModusLink Global Solutions, Inc. †	78,535	294,506
ON Semiconductor Corp. †(c)	298,500	3,023,805
Orckit Communications Ltd. (Israel) (2)†	15,174	168
Photronics, Inc. †	432,751	3,596,161
Red Hat, Inc. †(c)	113,239	7,829,344
Riverbed Technology, Inc. †	59,700	1,218,477
root9B Technologies, Inc. †	91,767	142,239
Sapient Corp. †	654,060	16,273,013
SinoHub, Inc. (China) (3)†(b)	190,038	1,900
SouthPeak Interactive Corp. (3)†(b)	1,500,000	2,250
Telestone Technologies Corp. (China) (2)†	115,818	1,158
TriQuint Semiconductor, Inc. †	220,051	6,062,405
Viasystems Group, Inc. †	18,588	302,613
Web.com Group, Inc. †	52,500	996,975
Yahoo!, Inc. †	2,222,528	112,259,889

		165,889,412

Materials - 1.6%
China GengSheng Minerals, Inc. (China) †	17,371	174
Edgewater Exploration Ltd. (Canada) (2)†	399,100	8,588
Energy Fuels, Inc. (Canada) †	14,400	88,497
Jaguar Mining, Inc. (3)†(b)	142,136	35,632
Jaguar Mining, Inc. (Canada) †(c)	25,812	7,332
Lafarge SA (France) (2)	19,501	1,368,972
Lion One Metals Ltd. (Canada) (2)†	740,315	133,815
Mines Management, Inc. †	16,120	7,578
Momentive Performance Materials, Inc. 1145 Shares (3)†(b)	207,463	5,134,709
Momentive Performance Materials, Inc. 4(a)(2) Shares (3)†(b)	288,707	6,624,591
RTI International Metals, Inc. †	16,610	419,569
Sapphire Industry Corp. (3)†(b)	25,025	—
Sigma-Aldrich Corp.	147,667	20,270,249

	SHARES	VALUE (Note 5)
Materials - 1.6% (continued)
Southern Arc Minerals, Inc. (Canada) †(c)	248,481	$10,694
Vale SA ADR (Brazil)	167,097	1,213,124

		35,323,524

Telecommunication Services - 1.1%
Cleveland Unlimited (3)†(b)	1	1,397,772
Jazztel PLC (United Kingdom) (2)†	1,431,448	21,633,440
Level 3 Communications, Inc. †	16,356	807,659
XO holdings, Inc. O Shares (3)†(b)	1,366,340	—

		23,838,871

Utilities - 0.0% (a)
Hawaiian Electric Industries, Inc.	1,575	52,731

TOTAL COMMON STOCKS (cost $863,742,221)		877,090,136

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

CONVERTIBLE PREFERRED STOCKS - 10.4%			SHARES	VALUE (Note 5)
Consumer Discretionary - 1.1%
Sealy Corp., $25.00 par, 8.000%, 07/15/16 (3)†(b)(d)			299,636	$24,871,058

Consumer Staples - 2.9%
Bunge Ltd., Perpetual Preferred Stock, $100.00 par, 4.875%, 12/31/49 (c)(e)			96,625	10,870,312
Post Holdings, Inc., Perpetual Preferred Stock 144A, $100.00 par, 2.500%, 02/15/19 (2)†(c)(e)(f)			62,897	5,271,555
Tyson Foods, Inc., $50.00 par, 4.750%, 07/15/17 (c)			200,075	10,071,776
Universal Corp., Perpetual Preferred Stock, $1,000.00 par, 6.750%, 03/15/18 †(c)(e)			37,625	39,280,500

				65,494,143

Energy - 0.8%
Chesapeake Energy Corp., Perpetual Preferred Stock 144A, $1,000.00 par, 5.750%, 05/17/15 (2)†(e)(f)			1,475	1,527,547
Energy XXI Ltd., Perpetual Preferred Stock, $250.00 par, 5.625%, 12/31/49 (2)†(c)(e)			9,535	540,814
Sanchez Energy Corp., Perpetual Preferred Stock, Series A, $50.00 par, 4.875%, 10/05/17 (2)†(c)(e)			411,250	11,617,812
Sanchez Energy Corp., Perpetual Preferred Stock, Series B, $50.00 par, 6.500%, 04/06/18 (2)(c)(e)			140,250	4,758,683

				18,444,856

Financials - 0.8%
Health Care REIT, Inc., Perpetual Preferred Stock, Series I, $50.00 par, 6.500%, 04/20/18 †(c)(e)			205,600	13,538,760
iStar Financial, Inc., Perpetual Preferred Stock, Series J, $50.00 par, 4.500%, 03/15/18 (2)†(c)(e)			50,625	2,992,950

				16,531,710

Health Care - 0.6%
Amsurg Corp., Series A-1, $100.00 par, 5.250%, 07/01/17 †(c)			81,475	9,206,675
Omnicare Capital Trust II, Series B, $50.00 par, 4.000%, 06/15/33 (2)†(c)			54,925	4,900,343

				14,107,018

Industrials - 0.0% (a)
Timberjack Corp., $188,000.00 par, 8.000%, 12/31/16 (3)†(b)			188,000	942

Materials - 0.1%
Alcoa, Inc., Series 1, $50.00 par, 5.375%, 10/01/17 †(c)			41,600	2,098,720

Telecommunication Services - 0.7%
T-Mobile US, Inc., $50.00 par, 5.500%, 12/15/17 †(c)			291,600	15,451,884

Utilities - 3.4%
Dominion Resources, Inc., $50.00 par, 6.375%, 07/01/17 †(c)			57,575	2,994,476
Dominion Resources, Inc., Series A, $49.00 par, 6.125%, 04/01/16 (c)			233,650	14,021,336
Dominion Resources, Inc., Series B, $49.00 par, 6.000%, 07/01/16 †(c)			242,350	14,570,082
NextEra Energy, Inc., $50.00 par, 5.889%, 09/01/15 †(c)			97,050	6,496,527
NextEra Energy, Inc., $50.00 par, 5.799%, 09/01/16 †(c)			241,275	13,919,155
NextEra Energy, Inc., $50.00 par, 5.599%, 06/01/15 †(c)			338,150	23,180,182

				75,181,758

TOTAL CONVERTIBLE PREFERRED STOCKS (cost $264,958,457)				232,182,089

CORPORATE BONDS - 13.9%	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)
Communications - 0.3%
Interactive Network, Inc./FriendFinder Networks, Inc. (3)(b)(g)	14.000%	12/20/18	$849	721,694
WCP Wireless Site Fund 144A (2)(f)	6.829%	11/15/15	3,325	3,413,578
WCP Wireless Site Fund 144A (2)(f)	9.247%	11/15/15	3,000	3,093,507

				7,228,779

Consumer Discretionary - 0.5%
Baker & Taylor Acquisitions Corp. 144A (3)(b)(f)	15.000%	04/01/17	2,803	2,610,294
Brookstone Co., Inc. (3)(b)	13.000%	10/15/14	516	—

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 5)
Consumer Discretionary - 0.5% (continued)
Brookstone Holdings Corp. (3)(b)(d)	10.000%	07/07/21	$54	$50,283
Empire Today LLC/Empire Today Finance Corp. 144A (3)(b)(f)	11.375%	02/01/17	3,250	2,405,000
Exide Technologies (2)(g)	8.625%	02/01/18	33,550	1,635,563
IDQ Holdings, Inc. 144A (2)(f)	11.500%	04/01/17	4,325	4,584,500
Roust Trading Ltd., Series AI (Virgin Islands, British) (3)(b)(d)	11.000%	05/31/16	862	776,134

				12,061,774

Consumer Staples - 0.4%
Beam Suntory, Inc. (2)	3.250%	05/15/22	2,650	2,652,936
Beam Suntory, Inc. (2)	3.250%	06/15/23	1,350	1,327,064
US Foods, Inc. (2)	8.500%	06/30/19	4,572	4,846,320

				8,826,320

Energy - 4.1%
Black Elk Energy Offshore Operations LLC/Black Elk Finance Corp. (3)(b)(c)	13.750%	12/01/15	5,800	4,031,000
Centrus Energy Corp. (2)(c)	8.000%	09/30/19	7,500	3,900,000
Endeavour International Corp. (3)(b)(g)	12.000%	06/01/18	7,600	190,000
Endeavour International Corp., Series WI (2)(g)	12.000%	03/01/18	16,850	6,318,750
EOAL Cyprus Holdings Ltd. (Cyprus) (3)(b)(g)	15.000%	07/15/15	4,100	41
Forest Oil Corp. (2)	7.250%	06/15/19	17,830	6,418,800
Forest Oil Corp., Series WI (2)(c)	7.500%	09/15/20	10,750	3,805,500
Gold Point Energy Corp. (3)(b)(g)	4.500%	05/01/15	1,140	—
Green Field Energy Services, Inc. (3)(b)(g)	13.000%	11/15/16	48	3,600
Green Field Energy Services, Inc. 144A (3)(b)(f)(g)	13.000%	11/15/16	2,025	151,875
Kodiak Oil & Gas Corp., Series WI (Canada) (2)	5.500%	02/01/22	2,525	2,531,313
Kodiak Oil & Gas Corp., Series WI (Canada) (2)	5.500%	01/15/21	780	781,950
Kodiak Oil & Gas Corp., Series WI (Canada) (2)	8.125%	12/01/19	36,525	37,164,187
Norshore Atlantic BV 144A (Netherlands) (3)(b)(f)	12.000%	12/21/18	4,150	3,195,500
Oro Negro Drilling Pte Ltd. 144A (Singapore) (3)(b)(f)	7.500%	01/24/19	3,700	3,108,000
Paragon Offshore PLC 144A (United Kingdom) (2)(f)	6.750%	07/15/22	800	488,000
Paragon Offshore PLC 144A (United Kingdom) (2)(c)(f)	7.250%	08/15/24	800	480,000
Prospector Finance II Sarl (Luxembourg) (3)(b)	7.750%	06/19/19	14,275	14,310,687
Songa Offshore (Cyprus) (3)(b)	7.500%	12/11/18	25,500	3,010,868
Songa Offshore (Cyprus) (2)	8.400%	05/17/18	15,000	1,710,721

				91,600,792

Financials - 1.9%
Aston Escrow Corp. 144A (2)(c)(f)	9.500%	08/15/21	8,325	7,700,625
CFG Holdings Ltd./CFG Finance LLC 144A (Cayman Islands) (2)(c)(f)	11.500%	11/15/19	3,837	3,913,740
Highclere Holdings Ltd. (Cayman Islands) (3)(b)	0.000%	02/26/15	1,627	534,566
Jasper Explorer PLC 144A (Cyprus) (3)(b)(f)	13.500%	05/27/16	6,000	600,000
Jefferies Finance LLC / JFIN Co.-Issuer Corp. 144A (2)(f)	7.500%	04/15/21	6,525	6,068,250
Kistefos AS (Norway) (3)(b)(h)	10.980%	07/03/15	72,500	9,606,031
Lehman Brothers Holdings, Inc. MTN (3)†(b)(g)	5.625%	01/24/16	33,650	4,921,312
Synovus Financial Corp. (2)	5.125%	06/15/17	400	406,000
Washington Mutual Bank, Bank Note, (2)(g)	0.000%	05/01/09	27,750	7,631,250

				41,381,774

Health Care - 0.9%
Education Management LLC / Education Management Finance Corp. 144A (2)(f)(i)	16.000%	07/01/18	9,991	999,054
Gentiva Health Services, Inc. (2)	11.500%	09/01/18	17,000	18,088,000

				19,087,054

Industrials - 0.4%
Edgen Murray Corp. 144A (3)(b)(c)(f)	8.750%	11/01/20	4,495	4,899,550
Tempel Steel Co. 144A (2)(f)	12.000%	08/15/16	3,950	3,713,000

				8,612,550

Information Technology - 0.9%
Goodman Networks, Inc., Series WI (3)(b)	12.125%	07/01/18	19,143	19,765,148
SouthPeak Interactive Corp. (3)(b)(g)	29.000%	12/31/15	1,091	27,650

				19,792,798

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 5)
Materials - 3.7%
ArcelorMittal (Luxembourg) (2)(c)	4.250%	08/05/15	$2,575	$2,613,625
Momentive Performance Materials, Inc. (2)(c)	3.880%	10/24/21	13,550	11,483,625
Momentive Performance Materials, Inc. (3)(b)(g)	8.875%	10/15/20	13,550	—
Rockwood Specialties Group, Inc. (2)(c)	4.625%	10/15/20	52,900	54,619,250
Verso Paper Holdings LLC / Verso Paper, Inc. 144A (2)(c)(f)	8.750%	02/01/19	23,100	12,820,500

				81,537,000

Telecommunication Services - 0.7%
NII Capital Corp. (3)(b)(c)(g)	7.625%	04/01/21	13,250	2,451,250
NII International Telecom SCA 144A (Luxembourg) (2)(c)(f)(g)	7.875%	08/15/19	4,295	3,070,925
Virgin Media Finance PLC (United Kingdom) (2)(c)	4.875%	02/15/22	11,400	10,516,500

				16,038,675

Utilities - 0.1%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. (3)(b)(c)(g)	10.000%	12/01/20	25,200	2,331,000

TOTAL CORPORATE BONDS (cost $393,531,288)				308,498,516

CONVERTIBLE BONDS - 28.2%

Consumer Discretionary - 2.3%
Carriage Services, Inc. 144A (2)(c)(f)	2.750%	03/15/21	6,100	6,618,500
Cenveo Corp. (2)(c)	7.000%	05/15/17	1,800	1,755,000
Exide Technologies (2)(c)(g)(h)	0.000%	09/18/13	650	32,500
JAKKS Pacific, Inc. 144A (2)(c)(f)	4.250%	08/01/18	5,775	5,551,219
JAKKS Pacific, Inc. 144A (2)(c)(f)	4.875%	06/01/20	6,250	5,421,875
M/I Homes, Inc. (2)(c)	3.000%	03/01/18	1,800	1,836,000
M/I Homes, Inc. (2)(c)	3.250%	09/15/17	2,300	2,734,125
Meritage Homes Corp. (2)(c)	1.875%	09/15/32	2,475	2,437,875
MGM Resorts International (2)(c)*	4.250%	04/15/15	6,675	7,876,500
Palm Harbor Homes, Inc. (3)(b)(g)	3.250%	05/15/24	70	3,178
Tesla Motors, Inc. (2)(c)	1.500%	06/01/18	9,125	16,949,687

				51,216,459

Consumer Staples - 1.0%
Herbalife Ltd. 144A (Cayman Islands) (2)(c)(f)	2.000%	08/15/19	10,975	8,066,625
IGI Laboratories, Inc. 144A (2)(c)(f)	3.750%	12/15/19	3,100	3,119,375
Rite Aid Corp. (2)(c)	8.500%	05/15/15	300	876,938
Vector Group Ltd. (2)(c)(h)	2.500%	01/15/19	6,675	9,391,778

				21,454,716

Energy - 1.2%
Aegean Marine Petroleum Network, Inc. (Greece) (2)(c)	4.000%	11/01/18	1,000	1,158,750
Alpha Natural Resources, Inc. (2)(c)	4.875%	12/15/20	800	295,000
Amyris, Inc. 144A (2)(c)(f)	6.500%	05/15/19	6,075	3,800,672
Cal Dive International, Inc. (2)(c)	5.000%	07/15/17	2,275	267,312
Emerald Oil, Inc. 144A (2)(c)(f)	2.000%	04/01/19	3,100	1,708,875
Endeavour International Corp. (3)(b)(g)	5.500%	07/15/16	8,229	288,015
Goodrich Petroleum Corp. (2)(c)	5.000%	10/01/32	3,000	1,573,125
James River Coal Co. (2)(c)(g)	10.000%	06/01/18	310	31
Polarcus Ltd. MTN 144A (Norway) (2)(f)	2.875%	04/27/16	400	280,000
Renewable Energy Group, Inc. (2)(c)	2.750%	06/15/19	3,650	3,444,688
Scorpio Tankers, Inc. 144A (2)(c)(f)	2.375%	07/01/19	6,625	6,314,453
Vantage Drilling Co. (Cayman Islands) (2)(c)	7.875%	09/01/42	4,625	4,202,969
Vantage Drilling Co. 144A (Cayman Islands) (2)(c)(f)	5.500%	07/15/43	1,775	1,584,188
ZaZa Energy Corp. 144A (2)(c)(f)	9.000%	08/01/17	3,550	1,595,281

				26,513,359

Financials - 8.1%
American Realty Capital Properties, Inc. (2)(c)	3.000%	08/01/18	10,700	9,877,437
American Realty Capital Properties, Inc. (2)(c)	3.750%	12/15/20	2,125	1,952,344
Annaly Capital Management, Inc. (2)(c)	5.000%	05/15/15	3,150	3,165,750
Ares Capital Corp. (2)(c)	5.750%	02/01/16	4,425	4,560,516
Ares Capital Corp. 144A (2)(c)(f)	5.125%	06/01/16	3,025	3,096,844

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 5)
Financials - 8.1% (continued)
AV Homes, Inc. (2)(c)	7.500%	02/15/16	$8,830	$8,725,144
AV Homes, Inc. (2)(c)	7.500%	02/15/16	6,643	6,584,874
Cowen Group, Inc. 144A (2)(c)(f)	3.000%	03/15/19	4,550	4,894,094
E*TRADE Financial Corp., Series A (2)(c)	0.000%	08/31/19	1,775	4,196,766
Element Financial Corp. 144A (Canada) (2)(c)(f)	5.125%	06/30/19	13,700	12,735,410
Encore Capital Group, Inc. (2)(c)	3.000%	07/01/20	1,300	1,470,625
Ezcorp, Inc. 144A (2)(c)(f)	2.125%	06/15/19	2,475	2,307,937
Gain Capital Holdings, Inc. (2)(c)	4.125%	12/01/18	3,325	3,470,469
Health Care REIT, Inc. (2)(c)	3.000%	12/01/29	2,400	3,598,500
iStar Financial, Inc. (2)(c)	3.000%	11/15/16	2,250	2,844,844
KCAP Financial, Inc. (2)(c)	8.750%	03/15/16	4,000	4,417,500
Lexington Realty Trust 144A (2)(c)(f)	6.000%	01/15/30	7,550	12,183,812
MBF Healthcare Acquisition Corp. (2)(g)	3.375%	08/01/18	1,609	482,700
Meadowbrook Insurance Group, Inc. (2)(c)	5.000%	03/15/20	2,575	2,909,750
MGIC Investment Corp. (2)(c)	2.000%	04/01/20	6,600	9,656,625
MGIC Investment Corp. (2)(c)	5.000%	05/01/17	20,525	22,949,516
NorthStar Realty Finance LP 144A (2)(c)(f)	5.375%	06/15/33	300	589,312
PHH Corp. (2)(c)	6.000%	06/15/17	8,125	16,021,484
Prospect Capital Corp. 144A (2)(c)(f)	4.750%	04/15/20	3,925	3,674,781
Radian Group, Inc. (2)(c)	2.250%	03/01/19	11,400	18,332,625
Resource Capital Corp. (2)(c)	6.000%	12/01/18	1,350	1,312,875
Starwood Property Trust, Inc. (2)(c)	3.750%	10/15/17	4,625	4,694,375
Starwood Waypoint Residential Trust 144A (2)(c)(f)	4.500%	10/15/17	6,150	6,396,000
ZAIS Financial Corp. 144A (2)(c)(f)	8.000%	11/15/16	3,400	3,521,125

				180,624,034

Health Care - 1.9%
Accuray, Inc., Series A (2)(c)	3.500%	02/01/18	3,025	4,650,937
Acorda Therapeutics, Inc. (2)(c)	1.750%	06/15/21	875	1,006,797
Affymetrix, Inc. (2)(c)	4.000%	07/01/19	4,725	8,434,125
Albany Molecular Research, Inc. (2)(c)	2.250%	11/15/18	1,525	1,836,672
BioMed Realty LP 144A (2)(c)(f)	3.750%	01/15/30	2,250	2,837,813
China Medical Technologies, Inc. 144A (China) (2)(c)(f)(g)	6.250%	12/15/16	2,625	10,403
China Medical Technologies, Inc., Series CMT (China) (2)(c)(g)	4.000%	08/15/13	250	991
Healthways, Inc. (2)(c)	1.500%	07/01/18	2,000	2,346,250
PDL BioPharma, Inc. (2)(c)	2.875%	02/15/15	1,400	2,093,000
Sequenom, Inc. (2)(c)	5.000%	10/01/17	7,325	7,526,438
Spectrum Pharmaceuticals, Inc. 144A (2)(c)(f)	2.750%	12/15/18	5,600	5,285,000
Volcano Corp. (2)	1.750%	12/01/17	6,300	6,240,937

				42,269,363

Industrials - 2.4%
CBIZ, Inc. 144A (2)(c)(f)	4.875%	10/01/15	1,400	1,690,500
China Linen Textile Industry Ltd. (Cayman Islands) (3)(b)(g)	7.500%	12/31/15	1,850	—
General Cable Corp. (2)(c)(i)	4.500%	11/15/29	1,470	1,061,156
Hawaiian Holdings, Inc. (2)(c)	5.000%	03/15/16	300	995,250
Lufthansa Malta Blues LP, Series JBLU 144A (Malta) (2)(f)	0.750%	04/05/17	2,800	8,807,131
Meritor, Inc. (2)(c)(i)	4.625%	03/01/26	2,000	2,011,250
Meritor, Inc. (2)(c)	7.875%	03/01/26	6,915	11,388,141
Terex Corp. (2)(c)	4.000%	06/01/15	4,550	7,934,063
Titan International, Inc. 144A (2)(c)(f)	5.625%	01/15/17	7,575	9,217,828
UTi Worldwide, Inc. 144A (Virgin Islands, British) (2)(c)(f)	4.500%	03/01/19	10,225	11,292,234

				54,397,553

Information Technology - 9.6%
Ciena Corp. (2)(c)	4.000%	12/15/20	4,700	5,825,062
Ciena Corp. 144A (2)(c)(f)	4.000%	03/15/15	6,800	7,050,750
Convergys Corp. (2)(c)	5.750%	09/15/29	7,825	14,852,828
GT Advanced Technologies, Inc. (2)(c)(g)	3.000%	10/01/17	2,650	1,315,063
Microchip Technology, Inc. (2)(c)	2.125%	12/15/37	5,250	9,364,688
Micron Technology, Inc., Series C (2)(c)	2.375%	05/01/32	5,600	20,405,000
Micron Technology, Inc., Series F (2)(c)	2.125%	02/15/33	1,375	4,412,891
ModusLink Global Solutions, Inc. 144A (2)(c)(f)	5.250%	03/01/19	7,600	6,797,250

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 5)
Information Technology - 9.6% (continued)
Nuance Communications, Inc. (2)(c)	2.750%	11/01/31	$600	$598,125
Palo Alto Networks, Inc. 144A (2)(c)(f)	0.000%	07/01/19	1,525	1,926,266
Powerwave Technologies, Inc. (3)(b)(g)	3.875%	10/01/27	4,104	410
Powerwave Technologies, Inc. 144A (2)(c)(f)(g)	2.750%	07/15/41	3,900	39,000
Quantum Corp. (2)(c)	4.500%	11/15/17	1,650	2,057,344
Rambus, Inc. (2)(c)	1.125%	08/15/18	5,600	6,331,500
SouthPeak Interactive Corp. (3)(b)(g)	10.000%	12/31/14	2,500	63,345
SunEdison, Inc. 144A (2)(c)(f)	0.250%	01/15/20	1,675	1,622,656
SunEdison, Inc. 144A (2)(c)(f)	2.000%	10/01/18	32,075	47,070,063
SunEdison, Inc. 144A (2)(c)(f)	2.750%	01/01/21	6,675	9,999,984
SunPower Corp. (2)(c)	4.500%	03/15/15	625	729,297
VeriSign, Inc. (2)(c)	4.086%	08/15/37	27,135	46,485,647
Vishay Intertechnology, Inc. 144A (2)(c)(f)	2.250%	11/15/40	3,475	3,850,734
WebMD Health Corp. (2)(c)	1.500%	12/01/20	17,025	16,993,078
WebMD Health Corp. (2)(c)	2.250%	03/31/16	5,075	5,090,859

				212,881,840

Materials - 0.4%
A.M. Castle & Co. (2)(c)	7.000%	12/15/17	925	941,187
Cemex SAB de CV (Mexico) (2)(c)	3.750%	03/15/18	1,625	1,959,141
Cereplast, Inc. (3)(b)(g)	7.000%	06/01/16	3,516	—
Molycorp, Inc. (2)	6.000%	09/01/17	3,675	1,102,500
ShengdaTech, Inc. 144A (3)(b)(f)(g)	6.000%	06/01/18	300	3
ShengdaTech, Inc. 144A (3)(b)(f)(g)	6.500%	12/15/15	1,200	12
Stillwater Mining Co. (2)(c)	1.750%	10/15/32	4,825	5,958,875

				9,961,718

Telecommunication Services - 0.4%
Nortel Networks Corp. (Canada) (2)(c)(g)	1.750%	04/15/12	8,325	8,158,500

Utilities - 0.9%
NRG Yield, Inc. 144A (2)(c)(f)	3.500%	02/01/19	17,600	19,404,000

TOTAL CONVERTIBLE BONDS (cost $648,399,590)				626,881,542

CLOSED END FUNDS - 5.5%	SHARES	VALUE (Note 5)
Aberdeen Global Income Fund, Inc.	8,502	$81,704
Advent Claymore Convertible Securities and Income Fund (c)	4,651	76,044
Advent Claymore Convertible Securities and Income Fund II	124,487	784,268
Advent Claymore Enhanced Growth & Income Fund (c)	43,654	388,521
Alliance California Municipal Income Fund, Inc. (c)	18,081	245,178
Alpine Global Dynamic Dividend Fund	30,158	296,755
Alpine Global Premier Properties Fund	159,356	1,148,957
Apollo Senior Floating Rate Fund, Inc.	16,350	271,900
Ares Dynamic Credit Allocation Fund, Inc.	34,539	546,407
Avenue Income Credit Strategies Fund	22,934	346,533
BlackRock Build America Bond Trust	16,017	354,937
BlackRock California Municipal Income Trust	1,453	21,766
BlackRock Core Bond Trust	347,952	4,592,966
BlackRock Corporate High Yield Fund, Inc.	243,405	2,774,817
BlackRock Credit Allocation Income Trust	557,656	7,204,916
BlackRock Enhanced Equity Dividend Trust	170,285	1,382,714
BlackRock Floating Rate Income Strategies Fund, Inc.	30,812	412,573
BlackRock Floating Rate Income Trust	9,470	121,689
BlackRock Global Opportunities Equity Trust	165,445	2,172,293
BlackRock Limited Duration Income Trust	38,560	606,163

CLOSED END FUNDS - 5.5% (continued)	SHARES	VALUE (Note 5)
BlackRock Long-Term Municipal Advantage Trust	15,481	$174,935
BlackRock Muni Intermediate Duration Fund, Inc.	39,921	574,862
BlackRock Municipal Income Investment Quality Trust	26,021	373,141
BlackRock Municipal Income Quality Trust	28,111	404,236
BlackRock Municipal Target Term Trust	162,739	3,269,427
BlackRock MuniEnhanced Fund, Inc. (2)	3,964	45,190
BlackRock MuniHoldings California Quality Fund, Inc.	81,980	1,186,251
BlackRock MuniHoldings Investment Quality Fund	46,843	668,918
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	42,937	622,586
BlackRock MuniHoldings New York Quality Fund, Inc.	9,946	139,145
BlackRock MuniHoldings Quality Fund II, Inc.	24,950	336,326
BlackRock MuniHoldings Quality Fund, Inc.	30,779	409,976
BlackRock MuniYield California Quality Fund, Inc.	42,019	638,689
BlackRock MuniYield Investment Quality Fund	20,867	287,130
BlackRock MuniYield Michigan Quality Fund II, Inc.	36,650	471,319

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

CLOSED END FUNDS - 5.5% (continued)	SHARES	VALUE (Note 5)
BlackRock MuniYield Michigan Quality Fund, Inc.	47,232	$655,108
BlackRock MuniYield New Jersey Fund, Inc.	19,001	284,065
BlackRock MuniYield New Jersey Quality Fund, Inc.	17,290	250,013
BlackRock MuniYield New York Quality Fund, Inc.	13,209	171,849
BlackRock MuniYield Pennsylvania Quality Fund	23,877	342,396
BlackRock MuniYield Quality Fund II, Inc.	11,643	153,571
BlackRock MuniYield Quality Fund III, Inc.	23,280	327,550
BlackRock Resources & Commodities Strategy Trust	434,380	4,217,830
Blackstone / GSO Senior Floating Rate Term Fund	848	14,196
Blackstone/GSO Long-Short Credit Income Fund	27,631	429,109
Blackstone/GSO Strategic Credit Fund	108,876	1,794,276
CBRE Clarion Global Real Estate Income Fund	155,595	1,398,799
Central Securities Corp.	54,382	1,192,053
Cohen & Steers Closed-End Opportunity Fund, Inc.	34,794	457,541
Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	18,995	430,427
Cohen & Steers Quality Income Realty Fund, Inc.	181,588	2,213,558
Cohen & Steers REIT and Preferred Income Fund, Inc.	53,881	1,023,200
Cohen & Steers Select Preferred and Income Fund, Inc.	6,346	163,092
Cohen & Steers Total Return Realty Fund, Inc.	24,455	322,806
Cushing Renaissance Fund/The	500	10,660
Delaware Investments Minnesota Municipal Income Fund II, Inc.	9,990	133,267
Deutsche High Income Opportunities Fund, Inc.	28,804	404,120
Deutsche High Income Trust	25,526	223,097
DTF Tax-Free Income, Inc.	6,319	97,123
Duff & Phelps Utility and Corporate Bond Trust, Inc.	3,263	32,010
Eaton Vance California Municipal Bond Fund	41,609	489,738
Eaton Vance Floating-Rate Income Trust	25,203	350,070
Eaton Vance Limited Duration Income Fund	156,106	2,204,217
Eaton Vance Municipal Bond Fund	77,970	1,000,355
Eaton Vance Municipal Bond Fund II	8,240	104,566
Eaton Vance National Municipal Opportunities Trust	43,975	923,475
Eaton Vance New York Municipal Bond Fund	38,215	480,363
Eaton Vance Senior Floating-Rate Trust	3,831	52,446
Eaton Vance Senior Income Trust	53,922	336,473
Eaton Vance Short Duration Diversified Income Fund	55,326	782,863
Eaton Vance Tax-Advantaged Bond and Options Strategies Fund	5,444	69,084
Ellsworth Fund Ltd.	23,372	203,570
First Trust Aberdeen Emerging Opportunity Fund	863	14,196
First Trust Aberdeen Global Opportunity Income Fund	42,683	513,903
First Trust High Income Long/Short Fund	107,139	1,714,224
First Trust Senior Floating Rate Income Fund II	14,312	186,199
Fort Dearborn Income Securities, Inc.	13,973	197,858

CLOSED END FUNDS - 5.5% (continued)	SHARES	VALUE (Note 5)
Franklin Limited Duration Income Trust	70,961	$865,015
Gabelli Healthcare & WellnessRx Trust/The	12,076	125,832
Guggenheim Build America Bonds Managed Duration Trust	8,004	177,529
Invesco Advantage Municipal Income Trust II	63,139	732,412
Invesco Bond Fund	52,116	958,934
Invesco California Value Municipal Income Trust	27,787	357,341
Invesco Dynamic Credit Opportunities Fund	59,378	703,629
Invesco High Income Trust II	7,724	115,937
Invesco Municipal Income Opportunities Trust	13,644	95,235
Invesco Municipal Opportunity Trust	104,024	1,337,749
Invesco Municipal Trust	84,571	1,070,669
Invesco Quality Municipal Income Trust	89,505	1,117,917
Invesco Trust for Investment Grade Municipals	79,565	1,057,419
Invesco Trust for Investment Grade New York Municipals	13,438	183,697
John Hancock Income Securities Trust	8,578	122,580
John Hancock Premium Dividend Fund	89,426	1,229,607
John Hancock Tax-Advantaged Dividend Income Fund	17,405	387,609
Liberty All Star Equity Fund	171,390	1,024,912
LMP Corporate Loan Fund, Inc.	4,390	48,334
LMP Real Estate Income Fund, Inc.	35,078	440,229
Macquarie Global Infrastructure Total Return Fund, Inc.	649	16,043
Madison Covered Call & Equity Strategy Fund	14,157	115,238
MFS Investment Grade Municipal Trust	26,206	245,812
MFS Municipal Income Trust	53,075	352,418
Montgomery Street Income Securities, Inc.	4,609	75,680
Morgan Stanley Income Securities, Inc.	39,843	714,385
Neuberger Berman High Yield Strategies Fund, Inc.	26,697	328,373
Neuberger Berman Real Estate Securities Income Fund, Inc.	25,247	133,557
New America High Income Fund, Inc./The	16,282	145,561
Nuveen AMT-Free Municipal Income Fund	103,212	1,426,390
Nuveen Arizona Premium Income Municipal Fund	2,647	37,905
Nuveen Build America Bond Fund	50,044	1,059,932
Nuveen Build America Bond Opportunity Fund	15,740	345,493
Nuveen California AMT-Free Municipal Income Fund	71,245	1,050,151
Nuveen California Dividend Advantage Municipal Fund 2	24,796	355,575
Nuveen California Dividend Advantage Municipal Fund 3	41,357	559,560
Nuveen Connecticut Premium Income Municipal Fund	36,574	458,638
Nuveen Credit Strategies Income Fund	261,306	2,291,654
Nuveen Diversified Dividend & Income Fund	32,895	387,174
Nuveen Dividend Advantage Municipal Fund	56,024	802,824
Nuveen Dividend Advantage Municipal Fund 2	70,851	999,708
Nuveen Dividend Advantage Municipal Fund 3	65,010	895,838
Nuveen Dividend Advantage Municipal Income Fund	41,648	587,653
Nuveen Georgia Dividend Advantage Municipal Fund 2	20,940	263,216

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

CLOSED END FUNDS - 5.5% (continued)	SHARES	VALUE (Note 5)
Nuveen Global Equity Income Fund	53,295	$693,368
Nuveen Intermediate Duration Municipal Term Fund	62,656	783,200
Nuveen Investment Quality Municipal Fund, Inc.	11,289	171,931
Nuveen Maryland Premium Income Municipal Fund	66,457	840,681
Nuveen Massachusetts Premium Income Municipal Fund	5,454	72,211
Nuveen Municipal Advantage Fund, Inc.	58,592	800,367
Nuveen Municipal Market Opportunity Fund, Inc.	83,489	1,137,955
Nuveen Municipal Opportunity Fund, Inc.	74,041	1,086,181
Nuveen New Jersey Dividend Advantage Municipal Fund	76,866	1,036,154
Nuveen New York AMT-Free Municipal Income Fund	94,914	1,224,391
Nuveen New York Dividend Advantage Municipal Fund	24,278	328,481
Nuveen New York Performance Plus Municipal Fund, Inc.	22,163	320,034
Nuveen North Carolina Premium Income Municipal Fund	43,250	563,115
Nuveen Ohio Quality Income Municipal Fund	3,419	52,413
Nuveen Pennsylvania Investment Quality Municipal Fund	62,677	860,555
Nuveen Performance Plus Municipal Fund, Inc.	72,347	1,067,118
Nuveen Preferred & Income Term Fund	23,500	527,575
Nuveen Preferred Income Opportunities Fund	167,237	1,598,786
Nuveen Premier Municipal Income Fund, Inc.	38,893	543,335
Nuveen Premium Income Municipal Fund 2, Inc.	134,496	1,904,463
Nuveen Premium Income Municipal Fund 4, Inc.	35,084	465,214
Nuveen Premium Income Municipal Fund, Inc.	108,215	1,499,860
Nuveen Quality Income Municipal Fund, Inc.	63,561	887,947
Nuveen Quality Municipal Fund, Inc.	89,909	1,185,001
Nuveen Quality Preferred Income Fund	123,651	996,627
Nuveen Quality Preferred Income Fund 2	250,883	2,232,859
Nuveen Quality Preferred Income Fund 3	68,756	572,737

CLOSED END FUNDS - 5.5% (continued)	SHARES	VALUE (Note 5)
Nuveen Select Quality Municipal Fund, Inc.	77,039	$1,075,464
Nuveen Short Duration Credit Opportunities Fund	15,214	253,313
Nuveen Tax-Advantaged Dividend Growth Fund	4,287	69,235
Nuveen Virginia Premium Income Municipal Fund	27,430	359,333
Petroleum & Resources Corp.	24,956	594,951
Pioneer Floating Rate Trust	27,521	313,189
Prudential Global Short Duration High Yield Fund, Inc.	39,027	621,310
Putnam High Income Securities Fund	47,652	386,458
Putnam Managed Municipal Income Trust	95,874	695,087
Putnam Municipal Opportunities Trust	101,832	1,220,966
RMR Real Estate Income Fund	10,058	209,408
Source Capital, Inc.	6,641	479,009
Stone Harbor Emerging Markets Total Income Fund	3,290	50,173
Templeton Global Income Fund	111,048	798,435
Transamerica Income Shares, Inc.	22,723	459,459
Wells Fargo Advantage Income Opportunities Fund	45,815	407,295
Wells Fargo Advantage Multi-Sector Income Fund	96,237	1,311,710
Western Asset Global Corporate Defined Opportunity Fund, Inc.	87,586	1,557,279
Western Asset Global High Income Fund, Inc.	21,465	238,262
Western Asset Global Partners Income Fund, Inc.	20,029	196,284
Western Asset High Income Opportunity Fund, Inc.	129,500	695,415
Western Asset Income Fund	19,051	256,236
Western Asset Managed High Income Fund, Inc.	114,518	585,187
Western Asset Municipal High Income Fund, Inc.	24,410	187,957
Western Asset Municipal Partners Fund, Inc.	11,064	164,079
Western Asset Worldwide Income Fund, Inc.	49,292	562,422

TOTAL CLOSED END FUNDS (cost $117,473,151)		122,800,387

LOAN PARTICIPATIONS - 1.2%	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 5)
Consumer Discretionary - 0.3%
Dex Media West, Inc. (2)(h)	8.000%	12/30/16	$ 1,372	$1,191,886
Exide Technologies (2)	9.000%	03/31/15	4,154	3,510,227
RH Donnelley, Inc. (2)(h)	9.750%	12/31/16	3,412	2,432,742

				7,134,855

Financials - 0.7%
J.G. Wentworth LLC (2)(h)	7.000%	02/08/18	1,876	1,850,376
Toys R Us Property Co. II LLC (2)	9.750%	04/24/20	13,975	12,826,395

				14,676,771

Utilities - 0.2%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. (2)(h)	4.250%	06/06/16	5,050	5,046,869

TOTAL LOAN PARTICIPATIONS (cost $28,610,942)				26,858,495

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

PREFERRED STOCKS - 0.3%	SHARES	VALUE (Note 5)
Financials - 0.3%
Ally Financial, Inc., Perpetual Preferred Stock, Series G 144A (2)†(c)(e)(f)	2,175	$2,174,116
Federal Home Loan Mortgage Corp., Perpetual Preferred Stock, Series V †(e)	184,409	527,410
Federal Home Loan Mortgage Corp., Perpetual Preferred Stock, Series W †(e)	91,025	261,242
Federal Home Loan Mortgage Corp., Perpetual Preferred Stock, Series X (2)†(e)	80,343	234,602
Federal Home Loan Mortgage Corp., Perpetual Preferred Stock, 8.375%, Series Z †(e)(h)	248,730	982,483
Federal National Mortgage Association, Perpetual Preferred Stock, 8.250%, Series S †(e)(h)	248,730	962,585
First Bank, Inc., Perpetual Preferred Stock (3)†(b)(e)	2,458	853,511

		5,995,949

Utilities - 0.0% (a)
Genie Energy Ltd., Perpetual Preferred Stock,7.500%, Series 12-A †(e)(h)	218,975	1,386,112

TOTAL PREFERRED STOCKS (cost $12,716,574)		7,382,061

RIGHTS - 0.2%
Financials - 0.1%
1347 Capital Corp. (2)†	420,504	134,561
DT Asia Investments Ltd. (Hong Kong) (3)†(b)	209,241	50,218
Garnero Group Acquisition Co. (Brazil) †	2,430,200	729,060

		913,839

	SHARES	VALUE (Note 5)
Health Care - 0.1%
Ambit Biosciences Corp. (3)†(b)	146,272	$93,238
American Medical Alert Corp. (3)†(b)	283,523	2,835
American Surgical Holdings, Inc. (3)†(b)	15,747	—
Chelsea Therapeutics International Ltd. (3)†(b)	4,668,137	343,341
Community Health Systems, Inc. †(c)	2,402,200	60,055
Durata Therapeutics, Inc. (3)†(b)	261,441	319,614
Forest Laboratories, Inc. (3)†(b)	335,833	—
Furiex Pharmaceuticals, Inc. (3)†(b)	251,398	2,476,776

		3,295,859

Information Technology - 0.0% (a)
Gerber Scientific, Inc. (3)†(b)	879,944	—

TOTAL RIGHTS (cost $—)		4,209,698

SHORT-TERM INVESTMENTS - 8.1%	PRINCIPAL AMOUNT (000’S)
U.S. Treasury Bill, 0.037%, 4/9/2015 (c)	$ 32,300	32,297,610
U.S. Treasury Bill, 0.066%, 5/21/2015 (c)	146,933	146,900,381

TOTAL SHORT-TERM INVESTMENTS (cost $179,192,156)		179,197,991

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 5)
U.S. TREASURY OBLIGATIONS - 0.1%
U.S. Treasury Note (cost $2,878,718)	0.250%	08/15/15	$ 2,875	$2,876,124

WARRANTS - 0.7%	SHARES	VALUE (Note 5)
Consumer Discretionary - 0.2%
EveryWare Global, Inc. (2)†	756,000	$26,460
General Motors Co. †	356,485	402,828
Hemisphere Media Group, Inc. (2)†	743,407	884,654
IVS Group SA (Luxembourg) (2)†	590,301	142,859
Jason Industries, Inc. †	1,933,070	2,319,684

		3,776,485

Energy - 0.0% (a)
Glori Energy, Inc. †	287,100	94,743
Green Field Energy Services, Inc. (3)†(b)	2,025	—
Harvest Natural Resources, Inc. (3)†(b)	51,454	16

		94,759

Financials - 0.4%
1347 Capital Corp. (3)†(b)	420,504	84,101
AR Capital Acquisition Corp. (3)†(b)	697,500	139,500
Associated Banc-Corp †	20,065	58,189
Boston Private Financial Holdings, Inc. (2)†	97,674	616,323

	SHARES	VALUE (Note 5)
Financials - 0.4% (continued)
Boulevard Acquisition Corp. (3)†(b)(c)	504,000	$267,624
Cambridge Capital Acquisition Corp. †	1,478,400	517,440
Capitol Acquisition Corp. II (2) †	720,000	244,800
Chart Acquisition Corp. (2) †	1,268,625	507,450
CIS Acquisition Ltd. (Russian Federation) †	850,000	289,000
Collabrium Japan Acquisition Corp. (United Kingdom) †	595,000	35,700
Comerica, Inc. (2) †	9,708	36,987
DT Asia Investments Ltd. (Hong Kong) (2) †	209,241	26,155
Garnero Group Acquisition Co. (Brazil) †	2,430,200	291,624
Hennessy Capital Acquisition Corp. (3)†(b)	756,000	264,600
KBS Fashion Group Ltd. (China) (3)†(b)	763,024	114,454
Levy Acquisition Corp. (2)†	945,000	349,650
Neostem (3)†(b)	243,000	2,097
ROI Acquisition Corp. II †	882,000	264,600
Silver Eagle Acquisition Corp. †	1,971,250	985,625

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 5)
Financials - 0.4% (continued)
Terrapin 3 Acquisition Corp. †	1,428,000	$357,000
Valley National Bancorp †	49,509	13,367
WL Ross Holding Corp. †	2,898,000	3,419,640

		8,885,926

Health Care - 0.0% (a)
CorMedix, Inc. †(c)	75,400	6,288
Mast Therapeutics, Inc. (3)†(b)	103,750	4,339
Pluristem Therapeutics, Inc. (Israel) (3)†(b)	63,750	23,588
ReGeneRx Biopharmaceuticals, Inc. (3)†(b)	240,000	6,000
Venaxis, Inc. (3)†(b)	24,000	10,080

		50,295

Industrials - 0.0% (a)
Genco Shipping & Trading Ltd. †	282,502	483,078
Jack Cooper Holdings Corp. (3)†(b)	448	69,440
Jack Cooper Holdings Corp. 144A (3)†(b)(f)	1,775	275,125
Pingtan Marine Enterprise Ltd. (China) †	395,000	49,375

		877,018

Information Technology - 0.1%
exceet Group SE (Germany) (3)†(b)	72,000	6,012
Global Eagle Entertainment, Inc. †	372,773	1,934,692
Net Element International, Inc. (Bulgaria) (2) †	319,668	15,984
RMG Networks Holding Corp. (2) †	631,210	25,248
Transwitch Corp. (3)†(b)	640,000	6

		1,981,942

Materials - 0.0% (a)
Tecnoglass, Inc. †	371,009	949,783

Utilities - 0.0% (a)
Electrawinds SE (Germany) (3)†(b)	621,000	3,757

TOTAL WARRANTS (cost $8,203,702)		16,619,965

MONEY MARKET FUNDS - 19.2%
BlackRock Liquidity Funds TempFund Portfolio - Series I, Institutional Shares, 0.070% (2)(j)	9,273,269	9,273,269
Dreyfus Treasury Cash Management, Class I, 0.010% (2)(j)	37,093,073	37,093,073
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.060% (2)(j)	121,296,169	121,296,169
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (2) (j)(k)	212,957,944	212,957,944
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (2)(j)	46,366,342	46,366,342

TOTAL MONEY MARKET FUNDS (cost $426,986,797)		426,986,797

	CONTRACTS/ NOTIONAL	VALUE (Note 5)
PURCHASED OPTIONS - 0.0% (a)
Put - Restaurant Brands International, Inc., Expires 01/17/2015, Strike $40.00
(cost $642,234)	979	$174,458

TOTAL INVESTMENTS IN SECURITIES, AT VALUE (cost $2,947,335,830)		2,831,758,259

SECURITIES SOLD SHORT - (40.7)%	SHARES
COMMON STOCKS - (38.7)%

Consumer Discretionary - (2.8)%
Carriage Services, Inc.	(205,453)	(4,304,240)
Dollar Tree, Inc. †	(22,668)	(1,595,374)
Group 1 Automotive, Inc.	(10,548)	(945,312)
JAKKS Pacific, Inc. †	(928,227)	(6,311,944)
M/I Homes, Inc. †	(95,925)	(2,202,438)
Meritage Homes Corp. †	(18,303)	(658,725)
MGM Resorts International †	(256,520)	(5,484,398)
Sirius XM Holdings, Inc. †	(3,064,923)	(10,727,230)
Tesla Motors, Inc. †	(69,615)	(15,483,072)
Twenty-First Century Fox, Inc., Class A	(357,026)	(13,711,583)

		(61,424,316)

Consumer Staples - (2.2)%
Bunge Ltd.	(35,776)	(3,252,396)
Post Holdings, Inc. †	(108,080)	(4,527,471)
Rite Aid Corp. †	(115,908)	(871,628)
Tyson Foods, Inc., Class A	(182,615)	(7,321,036)
Universal Corp.	(406,871)	(17,894,187)
Vector Group Ltd.	(694,655)	(14,803,098)

		(48,669,816)

Energy - (2.0)%
Aegean Marine Petroleum Network, Inc. (Greece)	(54,810)	(768,436)
Alpha Natural Resources, Inc. †	(137,534)	(229,682)
Cal Dive International, Inc. †	(178,948)	(12,526)
Chesapeake Energy Corp.	(36,403)	(712,407)
Emerald Oil, Inc. †	(79,313)	(95,176)
Energy XXI Ltd.	(88,806)	(289,507)
Halliburton Co.	(372,256)	(14,640,828)
PDC Energy, Inc. †	(2,403)	(99,172)
Polarcus Ltd. (Norway) (2) †	(155,079)	(12,862)
Renewable Energy Group, Inc. †	(192,638)	(1,870,515)
Royal Dutch Shell PLC ADR (Netherlands)	(151,862)	(10,563,521)
Sanchez Energy Corp. †	(1,078,358)	(10,017,946)
Scorpio Tankers, Inc. (Monaco)	(333,973)	(2,902,225)
Vantage Drilling Co. †	(14,861)	(7,264)
Whiting Petroleum Corp. †	(103,116)	(3,402,828)
ZaZa Energy Corp. †	(16,465)	(41,492)

		(45,666,387)

Financials - (8.2)%
American Equity Investment Life Holding Co.	(165,883)	(4,842,125)
American Realty Capital Properties, Inc. REIT	(185,694)	(1,680,531)
Ares Capital Corp.	(30,496)	(475,890)
Associated Banc-Corp	(11,154)	(207,799)
AV Homes, Inc. †	(47,386)	(690,414)
Bank of the Ozarks, Inc.	(7,224)	(273,934)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 5)
Financials - (8.2)% (continued)
BB&T Corp.	(97,429)	$(3,789,014)
BioMed Realty Trust, Inc. REIT	(133,910)	(2,884,421)
Boston Private Financial Holdings, Inc.	(96,922)	(1,305,539)
CareTrust REIT, Inc. REIT	(62,239)	(767,407)
Cowen Group, Inc., Class A †	(610,366)	(2,929,757)
Deutsche Annington Immobilien SE (Germany) (2)	(120,646)	(4,096,132)
E*TRADE Financial Corp. †	(168,230)	(4,080,419)
Element Financial Corp. (Canada) †	(391,429)	(4,763,992)
Encore Capital Group, Inc. †	(23,031)	(1,022,576)
Ezcorp, Inc., Class A †	(104,762)	(1,230,954)
Gain Capital Holdings, Inc.	(156,552)	(1,412,099)
Health Care REIT, Inc. REIT	(156,645)	(11,853,327)
iStar Financial, Inc. REIT †	(317,533)	(4,334,325)
KCAP Financial, Inc.	(133,941)	(913,478)
Kilroy Realty Corp. REIT	(90,494)	(6,250,421)
Klepierre REIT (France) (2)	(34,557)	(1,483,815)
Lexington Realty Trust REIT	(1,050,550)	(11,535,039)
Meadowbrook Insurance Group, Inc.	(16,820)	(142,297)
MGIC Investment Corp. †	(1,391,257)	(12,966,515)
NorthStar Asset Management Group, Inc.	(1,074)	(24,240)
NorthStar Realty Finance Corp. REIT	(890,604)	(15,656,818)
Northwest Bancshares, Inc.	(59,807)	(749,382)
PHH Corp. †	(609,971)	(14,614,905)
Prospect Capital Corp.	(9,498)	(78,453)
Radian Group, Inc.	(946,415)	(15,824,059)
RenaissanceRe Holdings Ltd.	(13,080)	(1,271,638)
Renasant Corp.	(1,369)	(39,605)
Resource Capital Corp. REIT	(58,784)	(296,272)
Ryman Hospitality Properties, Inc. REIT	(463,966)	(24,469,567)
Starwood Property Trust, Inc. REIT	(71,427)	(1,659,963)
Starwood Waypoint Residential Trust REIT	(98,282)	(2,591,696)
Sterling Bancorp	(16,221)	(233,258)
Stewart Information Services Corp.	(475,543)	(17,614,113)
Valley National Bancorp	(2,074)	(20,139)
Ventas, Inc. REIT	(2,295)	(164,552)
ZAIS Financial Corp. REIT	(72,015)	(1,242,259)

		(182,483,139)

Health Care - (5.3)%
Accuray, Inc. †	(499,625)	(3,772,169)
Acorda Therapeutics, Inc. †	(15,214)	(621,796)
Actavis PLC †	(23,913)	(6,155,445)
Affymetrix, Inc. †	(739,129)	(7,295,203)
Albany Molecular Research, Inc. †	(73,182)	(1,191,403)
Amsurg Corp. †	(132,169)	(7,233,609)
China Medical Technologies, Inc. ADR (China) (3)†(b)	(45,264)	(453)
Covidien PLC (Ireland)	(108,498)	(11,097,176)
Endo International PLC (Ireland) †	(175,794)	(12,678,263)
Healthways, Inc. †	(78,093)	(1,552,489)
Illumina, Inc. †	(25)	(4,615)
Kindred Healthcare, Inc.	(58,413)	(1,061,948)
Molina Healthcare, Inc. †	(18,552)	(993,089)
Omnicare, Inc.	(65,927)	(4,808,056)
PDL BioPharma, Inc.	(215,944)	(1,664,928)
Regeneron Pharmaceuticals, Inc. †	(110,764)	(45,440,931)
Sequenom, Inc. †	(777,082)	(2,875,203)
Spectrum Pharmaceuticals, Inc. †	(335,198)	(2,322,922)
Wright Medical Group, Inc. †	(302,123)	(8,118,045)

		(118,887,743)

	SHARES	VALUE (Note 5)
Industrials - (2.4)%
Bollore SA (France) (2)	(82,900)	$(377,534)
CBIZ, Inc. †	(161,506)	(1,382,492)
Cenveo, Inc. †	(180,413)	(378,867)
General Cable Corp.	(34,558)	(514,914)
Hawaiian Holdings, Inc. †	(38,062)	(991,515)
JetBlue Airways Corp. †	(1,359,450)	(21,560,877)
Layne Christensen Co. †	(10,008)	(95,476)
MasTec, Inc. †	(126,763)	(2,866,112)
Meritor, Inc. †	(524,609)	(7,947,826)
Terex Corp.	(278,230)	(7,757,053)
Titan International, Inc.	(443,827)	(4,717,881)
UTi Worldwide, Inc. †	(486,603)	(5,873,298)

		(54,463,845)

Information Technology - (11.7)%
Alibaba Group Holding Ltd. ADR (China) †	(800,110)	(83,163,433)
Alliance Data Systems Corp. †	(390)	(111,560)
Ciena Corp. †	(302,036)	(5,862,519)
Convergys Corp.	(600,156)	(12,225,178)
Finisar Corp. †	(37,470)	(727,293)
Global Eagle Entertainment, Inc. †	(278,622)	(3,792,045)
Microchip Technology, Inc.	(197,380)	(8,903,812)
Micron Technology, Inc. †	(699,240)	(24,480,392)
ModusLink Global Solutions, Inc. †	(816,059)	(3,060,221)
Nuance Communications, Inc. †	(2,972)	(42,410)
Palo Alto Networks, Inc. †	(10,717)	(1,313,583)
Photronics, Inc. †	(432,751)	(3,596,161)
Quantum Corp. †	(831,512)	(1,463,461)
Rambus, Inc. †	(324,705)	(3,600,978)
RF Micro Devices, Inc. †	(368,404)	(6,111,822)
SunEdison, Inc. †	(2,316,014)	(45,185,433)
SunPower Corp. †	(21,360)	(551,729)
TTM Technologies, Inc. †	(13,123)	(98,816)
VeriSign, Inc. †	(726,378)	(41,403,546)
Vishay Intertechnology, Inc.	(230,251)	(3,258,052)
Web.com Group, Inc. †	(52,500)	(996,975)
WebMD Health Corp. †	(233,907)	(9,251,022)

		(259,200,441)

Materials - (0.5)%
A.M. Castle & Co. †	(57,565)	(459,369)
Alcoa, Inc.	(99,112)	(1,564,978)
Cemex SAB de CV ADR (Mexico) †	(129,722)	(1,321,867)
Holcim Ltd. (Switzerland) (2)†	(19,501)	(1,394,013)
RTI International Metals, Inc. †	(16,610)	(419,569)
Stillwater Mining Co. †	(310,867)	(4,582,180)
Vale SA ADR (Brazil)	(167,042)	(1,366,403)

		(11,108,379)

Telecommunication Services - (0.3)%
BCE, Inc. (Canada)	(33,991)	(1,558,823)
Level 3 Communications, Inc. †	(16,356)	(807,659)
T-Mobile US, Inc. †	(140,515)	(3,785,474)

		(6,151,956)

Utilities - (3.3)%
Dominion Resources, Inc.	(328,924)	(25,294,256)
NextEra Energy, Inc.	(360,100)	(38,275,029)
NRG Yield, Inc., Class A	(206,057)	(9,713,527)

		(73,282,812)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $858,171,890)		(861,338,834)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

CONVERTIBLE BONDS - (1.9)%	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 5)
Health Care - (0.5)%
Teva Pharmaceutical Finance Co. LLC, Series C (2)	0.250%	02/01/26	$ (7,600)	$(10,383,500)

Information Technology - (1.4)%
Citrix Systems, Inc. 144A (2)(f)	0.500%	04/15/19	(9,975)	(10,504,922)
ON Semiconductor Corp., Series B (2)	2.625%	12/15/26	(4,975)	(5,914,031)
Red Hat, Inc. 144A (2)(f)	0.250%	10/01/19	(12,225)	(14,425,500)

				(30,844,453)

TOTAL CONVERTIBLE BONDS SOLD SHORT (proceeds $39,277,820)				(41,227,953)

U.S. TREASURY OBLIGATIONS - (0.1)%
U.S. Treasury Note (2) (proceeds $2,876,263)	0.250%	08/15/15	(2,875)	(2,876,124)

TOTAL SECURITIES SOLD SHORT, AT VALUE (proceeds $900,325,973)				(905,442,911)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 86.5% (cost $2,047,009,857)				1,926,315,348

OTHER ASSETS IN EXCESS OF LIABILITIES - 13.5% (l)				298,992,542

NET ASSETS - 100.0%				$2,225,307,890

†	Non income-producing security.
(a)	Represents less than 0.05% of net assets.
(b)	Security fair valued as of December 31, 2014 using procedures approved by the Board of Trustees. The total value of positions fair valued was $180,774,514 or 8.1% of total net assets.
(c)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2014, the value of these securities was $1,036,439,352. Additional cash collateral pledged was $204,331,250.
(d)	Represents a Pay-in-Kind Stock.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date. The rate shown represents the variable dividend rate in effect as of December 31, 2014.
(f)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(g)	Defaulted security.
(h)	Indicates a variable rate security. The interest rate shown represents the discount rate at December 31, 2014.
(i)	Represents a step bond. The rate shown reflects the yield at December 31, 2014.
(j)	Represents annualized seven-day yield as of December 31, 2014.
(k)	A portion of the security is pledged as collateral to the brokers for swap contracts.
(l)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures, swap contracts and call options written.
*	All or a portion of this security has been segregated for covered call options written.

All bonds are denominated in US dollars, unless noted otherwise.

All securities are United States companies, unless noted otherwise in parentheses.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 5).
(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

144A - Restricted Security

ADR - American Depositary Receipt

CAD - Canadian Dollar

MTN - Medium Term Note

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

Credit default swap contracts buy protection as of December 31, 2014:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared
CitiBank	Markit CDX North America High Yield Index Series 23	5.000%	USD	3.557%	237,150,000	$(11,699,067)	12/20/2019	$(3,430,500)
CitiBank	Markit CDX North America Investment Grade Index Series 23	1.000%	USD	0.661%	7,925,000	(117,083)	12/20/2019	(12,464)

						$(11,816,150)		$(3,442,964)

Credit default swap contracts sell protection as of December 31, 2014:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared
CitiBank	Markit CDX North America High Yield Index Series 23	5.000%	USD	3.557%	25,525,000	$1,697,255	12/20/2019	$(4,516)

Cash held as collateral at CitiBank for exchange cleared credit default swap contracts and total return basket swap contracts was $21,397,164 at December 31, 2014.

Open written options contracts outstanding at December 31, 2014:

Call options written

NUMBER OF CONTRACTS	ISSUER	COUNTERPARTY	EXPIRATION DATE	PROCEEDS	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
4,000	General Motors Co. (Exercise price $42)	J.P. Morgan	1/15/2016	$(2,203,697)	$(420,000)	$1,783,697
712	MGM Resorts International (Exercise price $19)(2)	J.P. Morgan	3/20/2015	(89,697)	(205,768)	(116,071)
979	Restaurant Brands International, Inc. (Exercise price $40)	J.P. Morgan	1/17/2015	(22,640)	(53,307)	(30,667)
25	Time Warner Cable, Inc. (Exercise price $130)	J.P. Morgan	1/17/2015	(24,098)	(62,750)	(38,652)

				$(2,340,132)	$(741,825)	$1,598,307

(2)	Level 2 security (See Note 5).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

Open futures contracts outstanding at December 31, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts:
3,783	Barclays Capital	S&P 500 E-Mini Futures	3/2015	$(376,033,612)	$(388,211,460)	$(12,177,848)
291	Barclays Capital	U.S. Treasury 10-Year Note Futures	3/2015	(36,662,167)	(36,897,891)	(235,724)
1,000	J.P. Morgan	U.S. Treasury 2-Year Note Futures	3/2015	(218,872,852)	(218,593,751)	279,101
574	J.P. Morgan	U.S. Treasury 5-Year Note Futures	3/2015	(68,296,342)	(68,265,640)	30,702

				$(699,864,973)	$(711,968,742)	$(12,103,769)

Cash held as collateral at Barclays Capital and J.P. Morgan for futures contracts was $34,697,901 and $531,073, respectively at December 31, 2014.

Forward foreign currency exchange contracts outstanding as of December 31, 2014:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 01/07/15	Credit Suisse International	CAD	20,161,216	$17,512,011	$17,352,812	$(159,199)
Canadian Dollar, Expiring 01/07/15	The Royal Bank of Scotland	CAD	15,199,609	13,838,080	13,082,344	(755,736)
Euro, Expiring 03/18/15	CitiBank	EUR	1,638,587	2,030,655	1,984,086	(46,569)
Euro, Expiring 03/18/15	Credit Suisse International	EUR	5,772,418	7,153,180	6,989,544	(163,636)
Euro, Expiring 06/17/15	Credit Suisse International	EUR	5,869,279	7,435,569	7,113,560	(322,009)
Euro, Expiring 01/07/15	The Royal Bank of Scotland	EUR	5,117,601	6,749,156	6,192,699	(556,457)
Euro, Expiring 06/09/15	The Royal Bank of Scotland	EUR	742,500	924,782	899,832	(24,950)
Euro, Expiring 11/09/15	The Royal Bank of Scotland	EUR	311,240	388,508	378,181	(10,327)
British Pound, Expiring 04/07/15	The Royal Bank of Scotland	GBP	5,559,115	9,343,506	8,657,850	(685,656)
Norwegian Krone, Expiring 03/27/15	The Royal Bank of Scotland	NOK	360,000	58,021	48,190	(9,831)
Norwegian Krone, Expiring 06/29/15	The Royal Bank of Scotland	NOK	12,368,000	1,987,498	1,652,647	(334,851)
Norwegian Krone, Expiring 04/27/16	The Royal Bank of Scotland	NOK	19,387,600	3,091,382	2,590,895	(500,487)

				$70,512,348	$66,942,640	$(3,569,708)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 01/07/15	Credit Suisse International	CAD	(23,690,702)	$(21,290,717)	$(20,390,649)	$900,068
Canadian Dollar, Expiring 02/06/15	Credit Suisse International	CAD	(246,367)	(213,420)	(211,907)	1,513
Canadian Dollar, Expiring 03/18/15	Credit Suisse International	CAD	(2,085,835)	(1,814,346)	(1,792,504)	21,842
Canadian Dollar, Expiring 01/07/15	The Royal Bank of Scotland	CAD	(15,199,609)	(13,886,329)	(13,082,344)	803,985
Euro, Expiring 03/18/15	CitiBank	EUR	(18,050,422)	(22,258,403)	(21,856,390)	402,013
Euro, Expiring 03/18/15	Credit Suisse International	EUR	(21,006,846)	(25,916,520)	(25,436,181)	480,339
Euro, Expiring 06/17/15	Credit Suisse International	EUR	(23,798,060)	(30,698,857)	(28,843,225)	1,855,632
Euro, Expiring 01/07/15	The Royal Bank of Scotland	EUR	(5,117,601)	(6,971,351)	(6,192,697)	778,654
Euro, Expiring 04/07/15	The Royal Bank of Scotland	EUR	(21,000)	(27,804)	(25,433)	2,371
Euro, Expiring 06/09/15	The Royal Bank of Scotland	EUR	(742,500)	(956,986)	(899,832)	57,154
Euro, Expiring 11/09/15	The Royal Bank of Scotland	EUR	(311,240)	(401,618)	(378,181)	23,437
Euro, Expiring 04/05/16	The Royal Bank of Scotland	EUR	(21,000)	(27,886)	(25,647)	2,239
Euro, Expiring 04/05/17	The Royal Bank of Scotland	EUR	(21,000)	(28,010)	(26,083)	1,927
British Pound, Expiring 04/07/15	The Royal Bank of Scotland	GBP	(5,559,115)	(9,346,357)	(8,657,850)	688,507
Norwegian Krone, Expiring 03/18/15	CitiBank	NOK	(8,589,375)	(1,208,892)	(1,150,105)	58,787
Norwegian Krone, Expiring 03/18/15	Credit Suisse International	NOK	(8,589,375)	(1,208,893)	(1,150,105)	58,788
Norwegian Krone, Expiring 03/19/15	The Royal Bank of Scotland	NOK	(2,082,751)	(334,977)	(278,869)	56,108
Norwegian Krone, Expiring 03/27/15	The Royal Bank of Scotland	NOK	(360,000)	(57,174)	(48,190)	8,984
Norwegian Krone, Expiring 06/11/15	The Royal Bank of Scotland	NOK	(26,889,722)	(4,251,474)	(3,594,216)	657,258
Norwegian Krone, Expiring 06/18/15	The Royal Bank of Scotland	NOK	(75,604,625)	(12,130,511)	(10,104,453)	2,026,058
Norwegian Krone, Expiring 06/29/15	The Royal Bank of Scotland	NOK	(12,368,000)	(1,956,652)	(1,652,647)	304,005
Norwegian Krone, Expiring 04/27/16	The Royal Bank of Scotland	NOK	(19,387,600)	(3,266,931)	(2,590,895)	676,036
Swedish Krona, Expiring 01/07/15	Credit Suisse International	SEK	(22,683,450)	(3,079,898)	(2,909,812)	170,086

				(161,334,006)	(151,298,215)	10,035,791

				$(90,821,658)	$(84,355,575)	$6,466,083

Cash held as collateral at CitiBank for forward foreign currency exchange contracts was $790,000 at December 31, 2014. Additional cash held as collateral for Credit Suisse International and The Royal Bank of Scotland for forward foreign currency exchange contracts was $2,600,000 and $3,290,000, respectively, at December 31, 2014.

CAD	- Canadian Dollar
EUR	- Euro
GBP	- British Pound
NOK	- Norwegian Krone
SEK	- Swedish Krona
USD	- United States Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

Total Return Basket Swaps* Outstanding at December 31, 2014

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Bank of America	The Fund receives or pays the total return on a portfolio of short positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	66 to 67 months maturity 08/12/2019	$425,787

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Cayman Islands
Herbalife Ltd.	(82,666)	$(3,542,238)	$425,730

Net Cash and Other Receivables/ (Payables) (b)			57

Swaps, at Value			$425,787

(a)	Notional value represents the market value (including any fees or commissions) of the short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund is pledged as collateral to Bank of America in the amount of $920,640 at December 31, 2014.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the London Interbank Offered Rate (“LIBOR”) plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	12 months maturity ranging from 4/10/2015 - 11/12/2015	$7,640,188

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Ireland
Allegion PLC	299,924	$16,021,940	$611,845

United States
Ashford Hospitality Prime, Inc.	286,902	4,997,833	(74,594)
Ashford Hospitality Trust, Inc.	1,694,615	18,996,634	(1,237,069)
Ashford, Inc.	9,936	—	933,984

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Blackhawk Network Holdings, Inc.	376,334	$13,017,266	$1,166,762
California Resources Corp.	1,132,671	6,795,756	(554,739)
CareTrust REIT, Inc.	508,064	5,268,386	996,044
CDK Global, Inc.	29,826	1,076,719	138,989
Civeo Corp.	799,066	8,773,745	(5,489,583)
Dover Corp.	80,380	6,508,369	(743,515)
Enova International, Inc.	108,417	2,485,516	(72,154)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Ensign Group, Inc./The	221,867	$8,932,365	$916,311
Halyard Health, Inc.	104,851	3,830,084	937,492
Keysight Technologies, Inc.	42,971	1,283,793	167,338
KLX, Inc.	177,075	7,381,543	(77,200)
Knowles Corp.	581,098	10,982,752	2,702,106
Lands’ End, Inc.	236,906	10,374,114	2,409,334
Liberty TripAdvisor Holdings, Inc.	187,447	4,911,111	131,213
Liberty Ventures	94,540	3,259,739	306,310
Navient Corp.	833,746	16,758,295	1,258,956
New Media Investment Group, Inc.	79,807	1,510,747	375,093
New Senior Investment Group, Inc.	160,876	—	2,646,410
Newcastle Investment Corp.	160,876	3,785,412	(3,063,079)
NorthStar Asset Management Group, Inc.	394,125	7,701,203	1,194,199
NorthStar Realty Finance Corp.	433,102	7,878,125	(264,192)
NOW, Inc.	288,227	7,934,889	(518,809)
Oil States International, Inc.	156,821	8,979,570	(1,311,023)
ONE Gas, Inc.	358,865	14,002,912	789,503
Outfront Media, Inc.	300,012	9,051,362	(999,040)
Paragon Offshore PLC	2,592,168	12,079,503	(4,899,197)
Seventy Seven Energy, Inc.	557,532	5,820,634	(2,804,386)
Simon Property Group, Inc.	49,376	8,891,630	100,233
SLM Corp.	753,193	7,471,675	203,362
Starwood Property Trust, Inc.	418,971	9,577,677	159,209

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Starwood Waypoint Residential Trust	53,081	$1,368,959	$30,787
Synchrony Financial	307,498	8,480,795	667,271
Theravance Biopharma, Inc.	217,588	3,794,735	(548,322)
Theravance, Inc.	444,680	6,403,392	(111,170)
Time Warner, Inc.	98,203	7,596,984	791,516
Time, Inc.	387,417	8,368,207	1,166,125
Tribune Publishing Co.	127,359	2,004,631	911,890
Washington Prime Group, Inc.	514,557	9,200,279	(339,608)

			(2,007,243)

Total of Long Equity Positions			(1,395,398)

Short Positions

United States
Energy Select Sector SPDR Fund	(92,948)	(8,015,633)	657,869

Total of Long and Short Equity Positions			(737,529)

Net Cash and Other Receivables/ (Payables) (b)			8,377,717

Swaps, at Value			$7,640,188

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund is pledged as collateral to Deutsche Bank in the amount of $114,965,521 at December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of short positions and pays or receives the London Interbank Offered Rate (“LIBOR”) plus or minus a specified spread, which is denominated in JPY based on the local currencies of the positions within the swap.	12 months maturity 10/22/2015	$(1,564,471)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Japan
Yahoo Japan Corp.	(4,429,340)	$(14,831,957)	$(1,042,466)

Net Cash and Other Receivables/ (Payables) (b)			(522,005)

Swaps, at Value			$(1,564,471)

(a)	Notional value represents the market value (including any fees or commissions) of the short positions when they are established.
(b)	Cash and other receivables/ (payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Federal Funds floating rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	12-13 months maturity ranging from 8/31/2015 - 12/22/2015	$4,928,913

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Canada
Brookfield Residential Properties, Inc.	12,979	$312,218	$57
QLT, Inc.	609,978	3,370,831	(924,819)
Talisman Energy, Inc.	1,000,753	7,733,413	102,483

			(822,279)

Ireland
Covidien PLC	505,487	44,149,235	7,551,976

Spain
Banco Santander SA	14,810	143,506	(20,136)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United Kingdom
Amec Foster Wheeler PLC	6,486	$119,686	$(35,757)

United States
Allergan, Inc.	99,884	21,003,077	231,263
Alliance Data Systems Corp.	389	109,023	2,250
American Realty Capital Healthcare Trust, Inc.	3,146,539	34,242,779	3,201,035
Apco Oil and Gas International, Inc.	327,299	4,677,103	(85,098)
Ark Restaurants Corp.	43,559	963,961	17,424

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Avanir Pharmaceuticals, Inc.	387,495	$6,564,382	$3,658
Baker Hughes, Inc.	9,374	588,888	(63,288)
CareFusion Corp.	236,167	13,462,787	551,363
Central Garden and Pet Co	452,302	4,025,488	293,996
Central Garden and Pet Co.	11,067	96,394	775
Cleco Corp.	154,507	8,249,963	176,848
Covance, Inc.	51,236	5,164,985	155,361
Covisint Corp.	123,379	—	326,954
Cubist Pharmaceuticals, Inc.	57,222	5,763,426	(4,032)
Digital River, Inc.	130,220	2,978,745	241,595
DIRECTV	426,408	36,317,805	651,768
Dresser-Rand Group, Inc.	92,720	7,541,697	42,799
Durata Therapeutics, Inc.	89,246	66,935	42,170
ESB Financial Corp.	9,394	179,629	(1,706)
Evoq Properties, Inc.	44,422	40,231	1,970
Family Dollar Stores, Inc.	37,100	2,869,559	69,132
Franklin Financial Corp./VA	19,175	382,541	23,585
Gentiva Health Services, Inc.	106,755	1,923,542	110,141
GFI Group, Inc.	940,553	4,510,319	615,694
Glimcher Realty Trust	3,315,860	44,463,349	1,096,567
Heritage Financial Group, Inc.	38,111	975,044	12,031
Hudson City BanCorp., Inc.	3,881,415	38,686,475	593,444
Integrys Energy Group, Inc.	128,496	8,534,545	1,468,869
International Rectifier Corp.	478,756	18,837,796	264,569
Intervest Bancshares Corp.	442,303	4,228,417	216,729
Journal Communications, Inc.	688,126	6,333,715	1,531,565
LNB Bancorp, Inc.	27,412	483,094	11,144
Lorillard, Inc.	530,298	31,671,763	1,705,193
Meadowbrook Insurance Group, Inc.	9,621	81,469	(75)
MicroFinancial, Inc.	20,513	209,492	(157)
Nicholas Financial, Inc.	429,216	5,536,886	858,432
Orbital Sciences Corp.	136,886	3,809,537	(128,673)
Paramount Gold & Silver, Inc.	19,792	20,189	(1)
Penford Corp.	1,674	31,315	(28)
Peoples Federal Bancshares, Inc.	378,656	7,629,918	904,988
Pepco Holdings, Inc.	1,558,064	42,265,682	(307,018)
PetSmart, Inc.	135,053	10,935,280	43,854
Platinum Underwriters Holdings Ltd.	58,997	4,353,893	(22,333)
Protective Life Corp.	140,977	9,782,224	36,824
Riverbed Technology, Inc.	653,132	13,282,977	47,447

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Rockwood Holdings, Inc.	348,880	$27,675,989	$(184,245)
Safeway, Inc.	504,842	17,487,727	242,324
Sigma-Aldrich Corp.	51,750	7,008,770	94,953
Simplicity Bancorp, Inc.	178,022	2,914,220	138,857
Susquehanna Bancshares, Inc.	267,013	3,520,856	65,129
SWS Group, Inc.	12,979	89,708	(23)
Symmetry Surgical, Inc.	37,506	324,052	(31,880)
Time Warner Cable, Inc.	394,065	58,061,537	1,859,987
TriQuint Semiconductor, Inc.	2,057,495	38,935,231	17,748,756
TRW Automotive Holdings Corp.	313,284	31,827,828	393,432
Viasystems Group, Inc.	369,480	5,649,349	365,785
Volcano Corp.	900,016	16,065,254	27,032
Whiting Petroleum Corp.	723	54,085	(30,226)

			35,628,909

Total of Long Equity Positions			42,302,713

Short Positions

United States
Actavis PLC	(35,908)	(9,411,479)	168,401
Albemarle Corp.	(168,622)	(10,445,395)	306,154
Applied Materials, Inc.	(1,461,899)	(32,498,015)	(3,932,508)
AT&T, Inc.	(542,882)	(18,265,828)	30,422
Bank of the Ozarks, Inc.	(19,992)	(666,990)	(91,106)
BB&T Corp.	(67,432)	(2,558,842)	(63,588)
Becton Dickinson and Co.	(18,377)	(2,340,598)	(216,746)
Coeur Mining, Inc.	(4,039)	(20,842)	203
Comcast Corp.	(1,142,119)	(62,314,013)	(3,940,311)
Dollar Tree, Inc.	(4,372)	(255,944)	(51,757)
EW Scripps Co./The	(355,376)	(6,365,359)	(1,577,295)
Halliburton Co.	(9,374)	(449,556)	80,877
Hilltop Holdings, Inc.	(3,221)	(64,278)	19
HomeStreet, Inc.	(105,462)	(1,751,505)	(84,589)
Independent Bank Corp./Rockland MA	(125,252)	(4,663,869)	(698,169)
Kindred Healthcare, Inc.	(27,314)	(562,130)	65,561
Laboratory Corp. of America Holdings	(13,762)	(1,389,402)	(95,518)
M&T Bank Corp.	(326,425)	(40,494,982)	(510,526)
Medtronic, Inc.	(486,585)	(30,907,879)	(4,223,558)
Northwest Bancshares, Inc.	(27,134)	(332,874)	(7,115)
RenaissanceRe Holdings Ltd.	(15,006)	(1,473,168)	14,285
Renasant Corp.	(38,045)	(1,089,426)	(11,215)
Reynolds American, Inc.	(153,308)	(8,898,079)	(955,026)
RF Micro Devices, Inc.	(3,491,578)	(39,798,330)	(18,126,949)
Southside Bancshares, Inc.	(3,435)	(115,966)	16,660
Towne Bank	(26,649)	(390,216)	(12,717)
TTM Technologies, Inc.	(260,852)	(1,679,887)	(284,329)
Ventas, Inc.	(522,514)	(34,297,836)	(3,166,418)
Washington Prime Group, Inc.	(659,295)	(11,224,713)	(128,347)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
WesBanco, Inc.	(5,027)	$(176,199)	$1,259
Wisconsin Energy Corp.	(147,707)	(6,578,808)	(1,211,259)

Total of Short Equity Positions			(38,705,205)

Total of Long and Short Equity Positions			3,597,508

Net Cash and Other Receivables/ (Payables) (b)			1,331,405

Swaps, at Value			$4,928,913

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swap.	12 months maturity 08/20/2015	$4,214,120

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

United Kingdom
Advanced Computer Software Group PLC	2,448,140	$5,268,807	$15,065
CSR PLC	76,174	1,004,711	5,871
Friends Life Group Ltd.	549,618	3,245,877	(124,470)
Spirit Pub Co. PLC	1,196,000	2,015,927	(72,624)

Total of Long Equity Positions			(176,158)

Short Positions

United Kingdom
Aviva PLC	(406,718)	(3,195,937)	140,110

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions (continued)
Greene King PLC	(158,111)	$(1,940,937)	$113,068

Total of Short Equity Positions			253,178

Total of Long and Short Equity Positions			77,020

Net Cash and Other Receivables/ (Payables) (b)			4,137,100

Swaps, at Value			$4,214,120

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long positions and pays or receives the AUD/USD Overnight Forward FX Swap Rate plus or minus a specified spread, which is denominated in AUD based on the local currencies of the positions within the swap.	12 months maturity 08/20/2015	$(403,933)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Australia
Goodman Fielder Ltd.	11,527,175	$6,385,280	$(375,665)

Net Cash and Other Receivables/ (Payables) (b)			(28,268)

Swaps, at Value			$(403,933)

(a)	Notional value represents the market value (including any fees or commissions) of the long positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in CAD based on the local currencies of the positions within the swap.	12 months maturity 08/31/2015	$20,270

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Canada
Carfinco Financial Group, Inc.	304,026	$2,963,964	$(30,471)
GLENTEL, Inc.	35,716	773,928	461
Vicwest, Inc.	1,381	14,871	35

Total of Long Equity Positions			(29,975)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Canada
BCE, Inc.	(9,113)	$(418,732)	811

Total of Long and Short Equity Positions			(29,164)

Net Cash and Other Receivables/ (Payables) (b)			49,434

Swaps, at Value			$20,270

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swap.	12 months maturity 08/27/2015	$(382,270)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

France
Lafarge SA	213,952	$15,527,386	$(507,935)

Netherlands
Corio NV	7,692	375,471	1,220
Ziggo NV	9,337	435,568	49,638

			50,858

Total of Long Equity Positions			(457,077)

Short Positions

France
Klepierre	(8,769)	(378,044)	1,519

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

Spain
Banco Santander SA	(16,457)	$(153,600)	$15,475

Total of Short Equity Positions			16,994

Total of Long and Short Equity Positions			(440,083)

Net Cash and Other Receivables/ (Payables) (b)			57,813

Swaps, at Value			$(382,270)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in JPY based on the local currencies of the positions within the swap.	12 months maturity 08/27/2015	$7,717,323

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Japan
Tokyo Electron Ltd.	448,644	$26,276,675	$7,744,096

Net Cash and Other Receivables/ (Payables) (b)			(26,773)

Swaps, at Value			$7,717,323

(a)	Notional value represents the market value (including any fees or commissions) of the long positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in CHF based on the local currencies of the positions within the swap.	12 months maturity 08/27/2015	$762,407

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Switzerland
Holcim Ltd.	(213,952)	$(16,142,537)	$848,358

Net Cash and Other Receivables/ (Payables) (b)			(85,951)

Swaps, at Value			$762,407

(a)	Notional value represents the market value (including any fees or commissions) of the short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

Total Return Basket Swaps* Outstanding at December 31, 2014

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
JPMorgan	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	13 months maturity ranging from 04/20/2015 - 11/16/2015	$256,413

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

United States
Penson Technologies LLC	8,943,219	$9	$681,733

Short Positions

United States
Penson Worldwide, Inc.	(217,523)	—	—

Total of Long and Short Equity Positions			681,733

Net Cash and Other Receivables/ (Payables) (b)			(425,320)

Swaps, at Value			$256,413

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund is pledged as collateral to J.P. Morgan in the amount of $10,004 at December 31, 2014. Additional cash held as collateral at J.P. Morgan in the amount of $225,000 at December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR DIVERSIFIED ARBITRAGE FUND

Total Return Basket Swaps* Outstanding at December 31, 2014

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
CitiBank	The Fund receives or pays the total return on a portfolio of Long positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	6 months maturity 03/13/2015	$30,664

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

United States
Cemex SAB de CV	17,150,000	$17,159,998	$13,514

Net Cash and Other Receivables/ (Payables) (b)			17,150

Swaps, at Value			$30,664

(a)	Notional value represents the market value (including any fees or commissions) of the long positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Cash collateral pledged to CitiBank is included in collateral for credit default swaps contracts.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR EQUITY MARKET NEUTRAL FUND

LONG INVESTMENTS - 91.5%	SHARES	VALUE (Note 5)
COMMON STOCKS - 34.4%

Belgium - 1.0%
Belgacom SA	1,079	$39,150
Delhaize Group SA	189	13,764
Umicore SA	119	4,788

		57,702

China - 0.3%
Yangzijiang Shipbuilding Holdings Ltd.	19,000	17,218

Denmark - 2.0%
AP Moeller - Maersk A/S, Class B (a)	1	1,989
DSV A/S (a)	516	15,712
Novo Nordisk A/S, Class B (a)	395	16,708
Pandora A/S (a)	697	56,497
TDC A/S (a)	3,625	27,647

		118,553

Finland - 1.7%
Fortum OYJ	2,266	49,198
Metso OYJ	162	4,850
Orion OYJ, Class B	1,557	48,424

		102,472

Germany - 5.1%
Allianz SE (a)	47	7,784
Bayer AG (a)	196	26,717
Continental AG (a)	70	14,765
E.ON SE (a)	1,853	31,671
Hannover Rueck SE (a)	490	44,204
Hugo Boss AG (a)	308	37,678
Merck KGaA (a)	305	28,703
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (a)	163	32,459
OSRAM Licht AG †(a)	370	14,526
ProSiebenSat.1 Media AG (a)	225	9,401
STADA Arzneimittel AG (a)	379	11,500
TUI AG	279	4,626
United Internet AG (a)	743	33,468

		297,502

Hong Kong - 0.2%
Hongkong Land Holdings Ltd.	2,000	13,180

Italy - 2.8%
Atlantia SpA	377	8,762
Autogrill SpA †	3,446	25,988
Enel SpA	5,124	22,840
Eni SpA	1,918	33,597
Mediobanca SpA	1,985	16,129
Pirelli & C. SpA	1,787	24,102
Snam SpA	6,924	34,269

		165,687

Netherlands - 4.4%
Boskalis Westminster NV	750	41,029
Delta Lloyd NV	1,382	30,391
Fugro NV CVA	1,249	25,943
Heineken NV	427	30,320
Koninklijke Ahold NV	3,725	66,204
Royal Dutch Shell PLC, A Shares (a)	1,332	44,394
Wolters Kluwer NV	716	21,849

		260,130

	SHARES	VALUE (Note 5)
Norway - 1.9%
Norsk Hydro ASA	10,890	$61,344
Orkla ASA (a)	3,540	24,098
Statoil ASA (a)	1,650	29,051

		114,493

Singapore - 1.4%
ComfortDelGro Corp. Ltd.	18,000	35,225
Noble Group Ltd.	33,000	28,153
Singapore Airlines Ltd.	2,000	17,447

		80,825

Spain - 3.4%
Acerinox SA	1,582	23,867
ACS Actividades de Construccion y Servicios SA	354	12,339
Banco Santander SA	4,111	34,504
Enagas SA	718	22,647
Gas Natural SDG SA	848	21,302
Iberdrola SA	10,487	70,690
Red Electrica Corp. SA	108	9,520
Tecnicas Reunidas SA	117	5,114

		199,983

Sweden - 3.9%
Boliden AB (a)	2,386	38,140
Electrolux AB, Series B (a)	1,722	50,316
Husqvarna AB, B Shares	3,980	29,255
Securitas AB, B Shares (a)	3,698	44,737
Telefonaktiebolaget LM Ericsson, B Shares (a)	2,052	24,846
TeliaSonera AB (a)	6,231	40,061

		227,355

Switzerland - 4.9%
Actelion Ltd. †(a)	682	78,511
Adecco SA †(a)	102	7,011
Aryzta AG †(a)	77	5,917
Galenica AG (a)	8	6,379
Geberit AG (a)	60	20,298
Lonza Group AG †(a)	110	12,385
Nestle SA (a)	70	5,103
Novartis AG (a)	285	26,432
Roche Holding AG (a)	155	41,996
Sonova Holding AG (a)	59	8,668
Swiss Life Holding AG †(a)	67	15,836
Swiss Re AG †(a)	365	30,577
Zurich Insurance Group AG †(a)	100	31,250

		290,363

United Kingdom - 1.4%
Fiat Chrysler Automobiles NV †	1,285	14,931
Reed Elsevier NV	2,490	59,463
Unilever NV CVA	134	5,242

		79,636

TOTAL COMMON STOCKS (cost $2,034,347)		2,025,099

PREFERRED STOCKS - 0.5%
Germany - 0.5%
Porsche Automobil Holding SE (cost $30,214)	379	30,651

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR EQUITY MARKET NEUTRAL FUND

MONEY MARKET FUNDS - 56.6%	SHARES	VALUE (Note 5)
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (b)
(cost $3,334,581)	3,334,581	$3,334,581

TOTAL INVESTMENTS IN SECURITIES, AT VALUE (cost $5,399,142)		5,390,331

SECURITIES SOLD SHORT - (31.6)%
COMMON STOCKS - (31.5)%

Belgium - (0.1)%
KBC Groep NV	(135)	(7,534)

Denmark - (0.7)%
Carlsberg A/S, Class B	(203)	(15,590)
GN Store Nord A/S	(659)	(14,398)
Vestas Wind Systems A/S †	(264)	(9,588)

		(39,576)

Finland - (1.6)%
Kone OYJ, Class B	(938)	(42,705)
Nokia OYJ	(1,612)	(12,749)
Nokian Renkaat OYJ	(1,478)	(36,054)

		(91,508)

Germany - (5.1)%
adidas AG	(865)	(60,070)
Bayerische Motoren Werke AG	(501)	(54,067)
Brenntag AG	(437)	(24,433)
Commerzbank AG †	(1,548)	(20,304)
Daimler AG	(182)	(15,116)
Deutsche Bank AG	(1,267)	(37,939)
GEA Group AG	(99)	(4,353)
Metro AG †	(1,231)	(37,629)
Rheinmetall AG	(412)	(17,938)
RWE AG	(83)	(2,562)
ThyssenKrupp AG †	(1,040)	(26,493)

		(300,904)

Hong Kong - (0.8)%
Jardine Matheson Holdings Ltd. (Hong Kong) (1)	(800)	(48,840)

Italy - (2.8)%
A2A SpA	(4,302)	(4,359)
Banca Monte dei Paschi di Siena SpA †	(6,820)	(3,885)
Banco Popolare SC †	(317)	(3,814)
Buzzi Unicem SpA	(521)	(6,595)
Mediaset SpA †	(3,822)	(15,726)
Mediolanum SpA	(1,418)	(9,037)
Saipem SpA †	(1,173)	(12,296)
Salvatore Ferragamo SpA	(1,338)	(32,929)
Telecom Italia SpA †	(43,591)	(46,489)
World Duty Free SpA †	(3,233)	(31,040)

		(166,170)

Luxembourg - (0.2)%
ArcelorMittal	(793)	(8,688)

Netherlands - (3.5)%
ASML Holding NV	(683)	(73,796)
Koninklijke KPN NV	(4,284)	(13,526)
Koninklijke Philips NV	(992)	(28,754)

	SHARES	VALUE (Note 5)
Netherlands - (3.5)% (continued)
Koninklijke Vopak NV	(302)	$(15,668)
Randstad Holding NV	(420)	(20,209)
SBM Offshore NV †	(1,987)	(23,369)
TNT Express NV	(4,672)	(31,146)

		(206,468)

Norway - (0.8)%
Marine Harvest ASA	(293)	(4,023)
Schibsted ASA	(591)	(37,481)
Telenor ASA	(395)	(7,990)

		(49,494)

Singapore - (2.3)%
CapitaLand Ltd.	(16,000)	(39,782)
City Developments Ltd.	(3,000)	(23,145)
Genting Singapore PLC	(20,000)	(16,216)
Global Logistic Properties Ltd.	(14,000)	(26,102)
Golden Agri-Resources Ltd.	(12,000)	(4,153)
Keppel Corp. Ltd.	(4,000)	(26,661)

		(136,059)

Spain - (3.9)%
Amadeus IT Holding SA, A Shares	(1,863)	(74,196)
Banco de Sabadell SA	(3,355)	(8,877)
Banco Popular Espanol SA	(1,902)	(9,481)
Bankia SA †	(10,578)	(15,697)
Distribuidora Internacional de Alimentacion SA	(1,866)	(12,644)
Grifols SA	(732)	(29,210)
Inditex SA	(2,227)	(63,526)
Indra Sistemas SA	(1,105)	(10,736)
Obrascon Huarte Lain SA	(259)	(5,779)

		(230,146)

Sweden - (2.7)%
Alfa Laval AB	(1,135)	(21,463)
Assa Abloy AB, Class B	(361)	(19,067)
Atlas Copco AB, A Shares	(642)	(17,864)
Elekta AB, B Shares	(2,069)	(21,130)
Hexagon AB, B Shares	(1,652)	(50,963)
Sandvik AB	(2,941)	(28,595)

		(159,082)

Switzerland - (5.9)%
Cie Financiere Richemont SA	(627)	(55,589)
Credit Suisse Group AG †	(2,749)	(69,058)
Dufry AG †	(252)	(37,665)
Holcim Ltd. †	(287)	(20,516)
Julius Baer Group Ltd. †	(805)	(36,755)
Schindler Holding AG	(191)	(27,574)
Swatch Group AG/The	(153)	.(67,971)
Syngenta AG	(93)	(29,914)

		(345,042)

United Kingdom - (1.1)%
CNH Industrial NV	(8,083)	(65,433)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $1,875,051)		(1,854,944)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR EQUITY MARKET NEUTRAL FUND

PREFERRED STOCKS - (0.1)%	SHARES	VALUE (Note 5)
Germany - (0.1)%
Volkswagen AG
(proceeds $6,388)	(32)	$(7,112)

TOTAL SECURITIES SOLD SHORT, AT VALUE (proceeds $1,881,439)		(1,862,056)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 59.9% (cost $3,517,703)		3,528,275

OTHER ASSETS IN EXCESS OF LIABILITIES - 40.1% (c)		2,360,356

NET ASSETS - 100.0%		$5,888,631

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$(151,041)	(2.6)%
Consumer Staples	76,609	1.3
Energy	86,766	1.5
Financials	(55,097)	(0.9)
Health Care	241,686	4.1
Industrials	(171,104)	(2.9)
Information Technology	(164,128)	(2.8)
Materials	35,934	0.6
Telecommunication Services	38,853	0.7
Utilities	255,216	4.3
Money Market Funds	3,334,581	56.6

Total Investments	3,528,275	59.9
Other Assets in Excess of Liabilities (c)	2,360,356	40.1

Net Assets	$5,888,631	100.0%

†	Non income-producing security.
(a)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2014, the value of these securities was $997,438. In addition, $1,057,352 of cash collateral was pledged.
(b)	Represents annualized seven-day yield as of December 31, 2014.
(c)	Includes appreciation/(depreciation) on forward foreign currency exchange and futures contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

CVA - Dutch Certification

Open futures contracts outstanding at December 31, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
1	Barclays Capital	FTSE 100 Index Futures	3/2015	$102,197	$101,660	$(537)
1	J.P. Morgan	MSCI Singapore Index Futures	1/2015	56,999	57,615	616
1	J.P. Morgan	S&P/Toronto Stock Exchange 60 Index Futures	3/2015	137,157	146,601	9,444

				296,353	305,876	9,523

Short Contracts:
5	Barclays Capital	Euro Stoxx 50 Index	3/2015	$(183,559)	$(189,554)	$(5,995)
3	J.P. Morgan	S&P 500 E-Mini Futures	3/2015	(297,199)	(307,861)	(10,662)

				(480,758)	(497,415)	(16,657)

				$(184,405)	$(191,539)	$(7,134)

Cash held as collateral at Barclays Capital and J.P. Morgan for futures contracts was $25,630 and $28,687, respectively at December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR EQUITY MARKET NEUTRAL FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2014:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	56,000	$57,283	$56,402	$(881)
Danish Krone, Expiring 03/18/15	Credit Suisse International	DKK	35,000	5,803	5,691	(112)
Euro, Expiring 03/18/15	Credit Suisse International	EUR	67,000	82,623	81,127	(1,496)
Hong Kong Dollar, Expiring 03/18/15	Credit Suisse International	HKD	254,000	32,759	32,753	(6)
Norwegian Krone, Expiring 03/18/15	Credit Suisse International	NOK	127,000	17,710	17,005	(705)
Swedish Krona, Expiring 03/18/15	Credit Suisse International	SEK	66,000	8,768	8,469	(299)
Singapore Dollar, Expiring 03/18/15	Credit Suisse International	SGD	53,000	40,322	39,961	(361)

				$245,268	$241,408	$(3,860)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Danish Krone, Expiring 03/18/15	Credit Suisse International	DKK	(480,000)	$(79,738)	$(78,045)	$1,693
Euro, Expiring 03/18/15	Credit Suisse International	EUR	(162,000)	(199,437)	(196,158)	3,279
Norwegian Krone, Expiring 03/18/15	Credit Suisse International	NOK	(618,000)	(86,979)	(82,749)	4,230
Swedish Krona, Expiring 03/18/15	Credit Suisse International	SEK	(475,000)	(62,803)	(60,948)	1,855
Singapore Dollar, Expiring 03/18/15	Credit Suisse International	SGD	(4,000)	(3,030)	(3,016)	14

				(431,987)	(420,916)	11,071

				$(186,719)	$(179,508)	$7,211

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

HKD - Hong Kong Dollar

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR EQUITY MARKET NEUTRAL FUND

Total Return Basket Swaps* Outstanding at December 31, 2014

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the London Interbank Offered Rate (“LIBOR”), which is denominated in USD based on the local currencies of the positions within the swap.	10-12 months maturity 10/14/2015	$223,413

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Canada
Domtar Corp.	700	$25,599	$2,555

Singapore
Flextronics International Ltd.	3,100	32,320	2,338

Switzerland
TE Connectivity Ltd.	200	13,004	(354)

United Kingdom
Delphi Automotive PLC	100	7,455	(183)
Pentair PLC	100	6,399	243

			60

United States
3M Co.	100	13,813	2,619
AbbVie, Inc.	600	39,190	74
Abercrombie & Fitch Co.	400	11,763	(307)
Activision Blizzard, Inc.	1,700	34,804	(549)
Aetna, Inc.	600	48,290	5,008
Aflac, Inc.	600	34,190	2,464
Akamai Technologies, Inc.	200	11,582	1,010
Alaska Air Group, Inc.	500	20,925	8,956
Alexion Pharmaceuticals, Inc.	200	34,642	2,364
Alliant Techsystems, Inc.	100	12,611	(986)
Amdocs Ltd.	600	27,340	653
American Airlines Group, Inc.	200	10,123	603
American Electric Power Co., Inc.	300	16,027	2,189
Ameriprise Financial, Inc.	500	59,303	6,823
Amgen, Inc.	400	54,961	8,755
ANN, Inc.	100	3,705	(57)
ANSYS, Inc.	200	15,259	1,141
Anthem, Inc.	200	23,673	1,461
AO Smith Corp.	200	9,324	1,958
AOL, Inc.	200	9,386	(152)
Apollo Education Group, Inc.	1,600	40,966	13,610

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Apple, Inc.	100	$11,293	$(255)
Applied Materials, Inc.	300	6,213	1,263
Archer-Daniels-Midland Co.	600	30,318	882
ARRIS Group, Inc.	1,100	32,729	480
Arrow Electronics, Inc.	1,000	56,973	917
Assurant, Inc.	200	12,561	1,125
Assured Guaranty Ltd.	400	8,893	1,503
Atmel Corp.	3,600	28,518	1,704
Avnet, Inc.	300	13,198	(292)
Bed Bath & Beyond, Inc.	100	7,551	66
Best Buy Co., Inc.	800	30,401	783
Big Lots, Inc.	2,100	89,082	(5,040)
Biogen Idec, Inc.	300	95,726	6,109
Boston Scientific Corp.	400	4,823	477
Brinker International, Inc.	600	31,718	3,496
Broadcom Corp.	900	34,554	4,443
Brocade Communications Systems, Inc.	7,300	78,224	8,208
CA, Inc.	1,200	32,276	4,264
CBOE Holdings, Inc.	300	16,356	2,670
Celanese Corp.	200	10,801	1,191
Celgene Corp.	100	9,243	1,943
Chico’s FAS, Inc.	500	7,432	674
Cigna Corp.	300	26,987	3,886
Cintas Corp.	200	13,935	1,753
Citrix Systems, Inc.	200	13,447	(687)
Civeo Corp.	1,200	13,046	(8,114)
Cliffs Natural Resources, Inc.	5,500	40,661	(1,391)
Coach, Inc.	1,000	34,137	3,423
Coca-Cola Enterprises, Inc.	100	4,260	162
Cognizant Technology Solutions Corp.	500	22,095	4,236
CommVault Systems, Inc.	100	4,747	422
Computer Sciences Corp.	600	35,182	2,648
Con-way, Inc.	100	4,851	67
Corning, Inc.	1,600	30,134	6,554

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
CR Bard, Inc.	100	$16,882	$(220)
CSX Corp.	200	6,237	1,009
Cummins, Inc.	300	39,080	4,171
CVS Health Corp.	100	8,124	1,507
Deckers Outdoor Corp.	100	8,673	431
Delta Air Lines, Inc.	2,200	86,903	21,315
Dillards, Inc.	300	30,354	7,200
Dollar General Corp.	400	27,803	477
Dollar Tree, Inc.	600	40,792	1,436
Dover Corp.	100	7,685	(513)
Dow Chemical Co./The	200	9,873	(751)
Dr. Pepper Snapple Group, Inc.	500	32,243	3,598
eBay, Inc.	400	21,595	853
Edwards Lifesciences Corp.	400	42,457	8,495
Electronic Arts, Inc.	700	24,226	8,684
EMC Corp.	200	5,688	260
Emerson Electric Co.	300	18,350	169
Exelis, Inc.	1,500	25,361	934
Facebook, Inc.	100	7,650	152
Fairchild Semiconductor International, Inc.	1,300	20,656	1,288
Flowserve Corp.	100	6,620	(637)
Foot Locker, Inc.	800	43,702	1,242
Fossil Group, Inc.	200	19,108	3,040
Franklin Resources, Inc.	300	15,874	737
Gannett Co., Inc.	500	15,017	948
Gap, Inc./The	900	37,324	575
General Dynamics Corp.	300	40,293	993
General Electric Co.	400	9,984	124
General Motors Co.	300	9,471	1,002
Genworth Financial, Inc.	1,000	8,491	9
Gilead Sciences, Inc.	1,300	126,540	(4,002)
Goldman Sachs Group, Inc./The	200	36,750	2,016
Guess?, Inc.	200	4,278	(62)
Halliburton Co.	400	15,789	(57)
Harman International Industries, Inc.	100	10,795	(124)
Harris Corp.	100	6,414	768
HCA Holdings, Inc.	900	66,015	36
Health Net, Inc.	1,300	60,212	9,377
Hewlett-Packard Co.	1,600	56,585	7,623
Home Depot, Inc./The	200	20,755	239
Humana, Inc.	400	50,259	7,193
Huntington Ingalls Industries, Inc.	200	22,946	(454)
IAC/InterActiveCorp.	200	12,373	(215)
IDEX Corp.	100	6,953	831
IHS, Inc.	100	11,666	(278)
Illinois Tool Works, Inc.	100	8,153	1,317
Informatica Corp.	500	17,042	2,026
Ingram Micro, Inc.	800	21,720	392
Integrated Device Technology, Inc.	1,300	25,879	(399)
Intel Corp.	900	31,319	1,342
International Business Machines Corp.	100	18,685	(2,641)
Interpublic Group of Cos., Inc./The	800	14,071	2,545
Intuit, Inc.	200	16,430	2,008

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Invesco Ltd.	500	$19,204	$556
ITT Corp.	700	29,622	(1,300)
Jabil Circuit, Inc.	900	17,507	2,140
JPMorgan Chase & Co.	200	11,909	607
Juniper Networks, Inc.	1,100	23,632	920
KBR, Inc.	1,000	19,022	(2,072)
L-3 Communications Holdings, Inc.	300	32,890	4,973
Lear Corp.	300	26,716	2,708
Lennox International, Inc.	100	7,570	1,937
Lexmark International, Inc.	800	32,872	144
LifePoint Hospitals, Inc.	200	14,503	(121)
Lincoln National Corp.	200	10,155	1,379
Lockheed Martin Corp.	200	34,637	3,877
Lowe’s Cos., Inc.	300	18,920	1,720
LyondellBasell Industries NV	800	73,833	(10,321)
ManpowerGroup, Inc.	300	20,034	417
Marathon Petroleum Corp.	400	32,344	3,760
Marvell Technology Group Ltd.	2,800	37,290	3,310
McGraw Hill Financial, Inc.	100	8,209	689
Merck & Co., Inc.	600	35,521	(1,447)
Micron Technology, Inc.	800	25,662	2,346
Microsoft Corp.	800	36,789	371
Monster Beverage Corp.	300	28,199	4,306
NASDAQ OMX Group, Inc./The	700	29,086	4,486
Navient Corp.	1,800	30,930	7,968
NetApp, Inc.	1,200	47,702	2,038
Newfield Exploration Co.	300	8,382	(246)
NIKE, Inc.	300	26,433	2,412
Norfolk Southern Corp.	100	10,851	110
Northrop Grumman Corp.	300	37,244	6,973
NVIDIA Corp.	1,200	22,377	1,683
Oil States International, Inc.	200	11,901	(2,121)
ON Semiconductor Corp.	2,900	25,009	4,368
Oracle Corp.	1,300	50,167	8,294
Parker Hannifin Corp.	200	21,890	3,900
Patterson-UTI Energy, Inc.	600	11,201	(1,247)
Pfizer, Inc.	1,400	40,786	2,824
Pilgrim’s Pride Corp.	700	24,472	(1,519)
Pitney Bowes, Inc.	1,100	26,154	653
PTC, Inc.	400	14,796	(136)
PulteGroup, Inc.	1,300	23,728	4,170
Rackspace Hosting, Inc.	900	30,823	11,306
Ralph Lauren Corp.	100	16,482	2,034
Raytheon Co.	400	38,132	5,136
Reinsurance Group of America, Inc.	500	39,633	4,177
RF Micro Devices, Inc.	900	9,736	5,195
Rite Aid Corp.	3,100	16,786	6,526
Rock-Tenn Co.	500	23,401	7,089
Ross Stores, Inc.	100	7,571	1,855
SEI Investments Co.	600	21,432	2,592
Skyworks Solutions, Inc.	800	41,718	16,450

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
SM Energy Co.	400	$15,504	$(72)
Snap-on, Inc.	100	11,781	1,893
Southwest Airlines Co.	200	6,554	1,910
Spirit AeroSystems Holdings, Inc.	700	25,666	4,462
Spirit Airlines, Inc.	100	8,486	(928)
SPX Corp.	300	27,131	(1,355)
State Street Corp.	400	28,557	2,843
Steel Dynamics, Inc.	400	8,368	(472)
Superior Energy Services, Inc.	900	19,511	(1,376)
SUPERVALU, Inc.	4,000	35,726	3,074
Symantec Corp.	1,600	38,036	3,012
Teradyne, Inc.	1,000	18,350	1,440
Thoratec Corp.	700	18,561	4,161
Time Warner, Inc.	200	14,619	2,465
Timken Co./The	900	36,437	1,975
TJX Cos., Inc./The	300	17,972	2,602
Towers Watson & Co.	100	10,266	1,051
Trinity Industries, Inc.	200	5,616	(14)
Tyco International PLC	100	4,281	105
Tyson Foods, Inc.	100	4,104	(95)
UGI Corp.	400	13,665	1,527
Union Pacific Corp.	100	10,671	1,242
United States Steel Corp.	600	17,408	(1,364)
United Therapeutics Corp.	700	89,211	1,432
Unum Group	1,400	46,884	1,948
Urban Outfitters, Inc.	300	10,385	154
Valero Energy Corp.	900	41,369	3,181
VCA, Inc.	200	7,855	1,899
VeriSign, Inc.	100	5,512	188
WABCO Holdings, Inc.	200	17,272	3,684
Waddell & Reed Financial, Inc.	700	33,962	912
Walgreens Boots Alliance, Inc.	200	12,068	3,172
Western Digital Corp.	500	46,778	8,572
Whirlpool Corp.	100	14,029	5,345
Whiting Petroleum Corp.	200	6,947	(347)
Williams-Sonoma, Inc.	200	15,137	(1)
Xerox Corp.	1,600	21,259	917
Yahoo!, Inc.	300	12,249	2,904
Zebra Technologies Corp.	200	14,509	973
Zimmer Holdings, Inc.	300	30,509	3,517

			399,621

Total of Long Equity Positions			404,220

Short Positions

Hong Kong
Michael Kors Holdings Ltd.	(700)	(53,120)	550

Ireland
Alkermes PLC	(1,200)	(49,629)	(20,643)
Endo International PLC	(900)	(62,335)	(2,573)

			(23,216)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Netherlands
Chicago Bridge & Iron Co. NV	(1,800)	$(84,002)	$8,438
Core Laboratories NV	(800)	(106,537)	10,265
Sensata Technologies Holding NV	(1,100)	(48,445)	(9,206)

			9,497

Panama
Copa Holdings SA	(100)	(10,815)	451

Switzerland
Weatherford International PLC	(200)	(3,739)	1,449

United Kingdom
Aon PLC	(100)	(9,722)	239
Ensco PLC	(800)	(24,878)	918
Liberty Global PLC	(700)	(32,458)	(2,686)
Willis Group Holdings PLC	(900)	(36,807)	(3,522)

			(5,051)

United States
Actavis PLC	(200)	(52,191)	709
AECOM Technology Corp.	(200)	(6,282)	208
Air Lease Corp.	(200)	(6,882)	20
Alcoa, Inc.	(800)	(12,650)	18
Allegheny Technologies, Inc.	(800)	(26,589)	(1,227)
Alliance Data Systems Corp.	(200)	(49,081)	(8,129)
Amazon.com, Inc.	(100)	(30,537)	(498)
AMC Networks, Inc.	(100)	(5,508)	(869)
Amphenol Corp.	(200)	(9,789)	(973)
Armstrong World Industries, Inc.	(200)	(10,447)	223
Avis Budget Group, Inc.	(100)	(4,929)	(1,704)
Avon Products, Inc.	(400)	(4,485)	729
B/E Aerospace, Inc.	(100)	(5,939)	137
Bill Barrett Corp.	(1,300)	(23,150)	8,343
BioMarin Pharmaceutical, Inc.	(500)	(42,706)	(2,494)
BorgWarner, Inc.	(400)	(21,044)	(936)
Brookdale Senior Living, Inc.	(1,800)	(61,424)	(4,582)
Brown-Forman Corp.	(300)	(26,437)	85
Cabela’s, Inc.	(400)	(22,904)	1,820
Cabot Oil & Gas Corp.	(800)	(24,776)	1,088
Campbell Soup Co.	(400)	(16,871)	(729)
CarMax, Inc.	(1,000)	(46,414)	(20,166)
Carnival Corp.	(100)	(3,741)	(792)
Catamaran Corp.	(1,300)	(54,618)	(12,657)
CenturyLink, Inc.	(200)	(8,036)	120
CH Robinson Worldwide, Inc.	(100)	(6,496)	(993)
Cheniere Energy, Inc.	(300)	(21,393)	273
Ciena Corp.	(3,000)	(47,349)	(10,881)
Citigroup, Inc.	(300)	(15,459)	(774)
Clean Harbors, Inc.	(600)	(30,148)	1,318
CME Group, Inc.	(100)	(9,367)	502

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Cobalt International Energy, Inc.	(1,100)	$(9,554)	$(225)
Colfax Corp.	(700)	(37,038)	939
Community Health Systems, Inc.	(200)	(10,801)	17
CONSOL Energy, Inc.	(600)	(20,544)	258
CoStar Group, Inc.	(200)	(34,673)	(2,053)
Covanta Holding Corp.	(1,600)	(37,547)	2,331
Cree, Inc.	(100)	(3,201)	(21)
Crown Holdings, Inc.	(700)	(31,107)	(4,523)
Cullen/Frost Bankers, Inc.	(500)	(37,366)	2,046
Dean Foods Co.	(700)	(12,731)	(835)
Denbury Resources, Inc.	(500)	(6,792)	2,727
DreamWorks Animation SKG, Inc.	(700)	(16,034)	403
Dril-Quip, Inc.	(100)	(7,658)	(15)
Dunkin’ Brands Group, Inc.	(600)	(26,503)	913
E*TRADE Financial Corp.	(200)	(4,875)	24
Eagle Materials, Inc.	(200)	(17,778)	2,572
EQT Corp.	(100)	(8,723)	1,153
Equinix, Inc.	(204)	(40,428)	(5,825)
Estee Lauder Cos., Inc./The	(100)	(7,421)	(199)
Fastenal Co.	(1,100)	(49,475)	(2,841)
FEI Co.	(100)	(9,215)	180
First Horizon National Corp.	(2,000)	(24,549)	(2,611)
First Niagara Financial Group, Inc.	(4,400)	(36,727)	(365)
First Republic Bank	(700)	(35,241)	(1,243)
FirstEnergy Corp.	(300)	(10,261)	(1,436)
FleetCor Technologies, Inc.	(300)	(40,735)	(3,878)
Flowers Foods, Inc.	(500)	(9,168)	(427)
FMC Technologies, Inc.	(200)	(11,403)	2,035
Fortune Brands Home & Security, Inc.	(300)	(11,904)	(1,677)
Freeport-McMoRan, Inc.	(600)	(18,945)	4,929
Genesee & Wyoming, Inc.	(400)	(35,620)	(348)
Gentex Corp.	(400)	(11,116)	(3,336)
Hain Celestial Group, Inc./The	(600)	(33,313)	(1,661)
Helix Energy Solutions Group, Inc.	(300)	(6,795)	285
Hertz Global Holdings, Inc.	(1,100)	(26,144)	(1,290)
Hexcel Corp.	(100)	(4,302)	153
Hologic, Inc.	(1,000)	(24,347)	(2,393)
HomeAway, Inc.	(400)	(12,770)	858
Incyte Corp. Ltd.	(700)	(37,502)	(13,675)
Jacobs Engineering Group, Inc.	(200)	(9,442)	504
Jarden Corp.	(550)	(24,963)	(1,371)
Jazz Pharmaceuticals PLC	(500)	(79,767)	(2,098)
JB Hunt Transport Services, Inc.	(200)	(14,591)	(2,259)
Kansas City Southern	(400)	(46,621)	(2,191)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
KAR Auction Services, Inc.	(700)	$(19,336)	$(4,919)
Kate Spade & Co.	(900)	(27,247)	(1,562)
KB Home	(1,300)	(19,561)	(1,954)
Keurig Green Mountain, Inc.	(100)	(13,621)	382
Kinder Morgan, Inc.	(1,100)	(45,422)	(1,119)
Lamar Advertising Co.	(800)	(40,283)	(2,629)
Laredo Petroleum, Inc.	(1,800)	(36,430)	17,800
Las Vegas Sands Corp.	(200)	(12,189)	557
Lennar Corp.	(1,000)	(40,198)	(4,612)
Level 3 Communications, Inc.	(900)	(39,378)	(5,064)
LinkedIn Corp.	(300)	(62,360)	(6,553)
Lions Gate Entertainment Corp.	(1,300)	(41,312)	(314)
Live Nation Entertainment, Inc.	(200)	(5,187)	(35)
Loews Corp.	(500)	(21,566)	556
Louisiana-Pacific Corp.	(2,900)	(37,412)	(10,612)
Mallinckrodt PLC	(200)	(19,008)	(798)
Martin Marietta Materials, Inc.	(200)	(23,233)	1,169
MGM Resorts International	(1,900)	(41,024)	402
Motorola Solutions, Inc.	(600)	(38,759)	(1,488)
MRC Global, Inc.	(1,200)	(26,990)	8,810
Mylan, Inc.	(100)	(5,006)	(631)
National Fuel Gas Co.	(400)	(28,047)	235
Navistar International Corp.	(1,200)	(37,722)	(2,454)
NCR Corp.	(400)	(12,451)	795
NetSuite, Inc.	(200)	(17,774)	(4,060)
News Corp.	(300)	(4,723)	16
Nielsen NV	(600)	(25,019)	(1,818)
Noble Energy, Inc.	(500)	(29,521)	5,806
Northern Trust Corp.	(400)	(27,422)	462
Norwegian Cruise Line Holdings Ltd.	(200)	(7,814)	(1,538)
NRG Energy, Inc.	(1,400)	(44,326)	6,596
Nuance Communications, Inc.	(900)	(13,061)	218
Nucor Corp.	(400)	(20,047)	427
Oasis Petroleum, Inc.	(200)	(7,431)	4,123
Oceaneering International, Inc.	(300)	(17,886)	243
Office Depot, Inc.	(1,500)	(7,396)	(5,466)
Omnicare, Inc.	(400)	(28,524)	(648)
ONEOK, Inc.	(200)	(12,309)	2,351
Owens Corning	(400)	(12,335)	(1,989)
Owens-Illinois, Inc.	(400)	(10,289)	(507)
PacWest Bancorp	(700)	(32,163)	341
Palo Alto Networks, Inc.	(300)	(29,631)	(7,140)
Pandora Media, Inc.	(1,100)	(25,723)	6,110
Peabody Energy Corp.	(1,700)	(18,617)	5,459
Perrigo Co PLC	(100)	(15,408)	(1,308)
Pharmacyclics, Inc.	(300)	(33,096)	(3,582)
Post Holdings, Inc.	(1,700)	(65,149)	(6,064)
Quest Diagnostics, Inc.	(100)	(5,921)	(785)
Range Resources Corp.	(1,000)	(62,295)	8,845
Regeneron Pharmaceuticals, Inc.	(100)	(35,383)	(5,642)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Rockwell Collins, Inc.	(100)	$(7,616)	$(832)
Rosetta Resources, Inc.	(200)	(8,123)	3,661
Rowan Cos. PLC	(500)	(10,208)	(1,452)
Royal Caribbean Cruises Ltd.	(100)	(6,263)	(1,980)
salesforce.com, Inc.	(900)	(51,144)	(2,235)
Salix Pharmaceuticals Ltd.	(400)	(49,465)	3,489
SanDisk Corp.	(200)	(18,573)	(1,023)
SBA Communications Corp.	(500)	(55,600)	220
Scripps Networks Interactive, Inc.	(300)	(22,813)	232
Sealed Air Corp.	(1,400)	(45,568)	(13,834)
ServiceNow, Inc.	(600)	(34,483)	(6,226)
Signet Jewelers Ltd.	(100)	(11,204)	(1,953)
Sirona Dental Systems, Inc.	(100)	(7,803)	(934)
Six Flags Entertainment Corp.	(1,100)	(38,138)	(9,327)
Sotheby’s	(1,500)	(56,675)	(8,095)
Southwestern Energy Co.	(200)	(5,906)	448
Splunk, Inc.	(500)	(30,292)	817
Sprint Corp.	(12,100)	(61,554)	11,339
Staples, Inc.	(300)	(3,477)	(1,959)
Stericycle, Inc.	(600)	(72,359)	(6,288)
Stratasys Ltd.	(600)	(68,457)	18,591
SunEdison, Inc.	(1,800)	(31,586)	(3,532)
Synovus Financial Corp.	(1,200)	(29,276)	(3,232)
Target Corp.	(400)	(24,688)	(5,676)
Teekay Corp.	(500)	(26,092)	647
Tenet Healthcare Corp.	(600)	(34,208)	3,806
Terex Corp.	(200)	(5,895)	319
Tesla Motors, Inc.	(200)	(48,194)	3,712
Tidewater, Inc.	(800)	(29,247)	3,319
Tiffany & Co.	(300)	(28,247)	(3,811)
Toll Brothers, Inc.	(1,600)	(50,321)	(4,511)
TransDigm Group, Inc.	(200)	(36,596)	(2,674)
Trimble Navigation Ltd.	(600)	(16,610)	686
Triumph Group, Inc.	(600)	(36,825)	(3,506)
Twenty-First Century Fox, Inc.	(600)	(20,275)	(2,767)
Under Armour, Inc.	(300)	(19,685)	(685)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
United Natural Foods, Inc.	(100)	$(7,784)	$52
United Rentals, Inc.	(400)	(39,417)	(1,387)
USG Corp.	(2,600)	(72,695)	(79)
Vantiv, Inc.	(500)	(15,948)	(1,012)
VeriFone Systems, Inc.	(100)	(3,284)	(436)
Vertex Pharmaceuticals, Inc.	(100)	(10,278)	(1,602)
VMware, Inc.	(200)	(18,259)	1,755
Waste Management, Inc.	(400)	(18,829)	(1,699)
WellCare Health Plans, Inc.	(200)	(15,270)	(1,142)
Wendy’s Co./The	(1,700)	(13,559)	(1,792)
WESCO International, Inc.	(200)	(15,275)	33
Western Union Co./The	(400)	(6,487)	(677)
Whole Foods Market, Inc.	(100)	(4,610)	(432)
Williams Cos., Inc./The	(300)	(15,197)	1,715
Workday, Inc.	(100)	(8,578)	417
WR Grace & Co.	(100)	(9,741)	202
Wynn Resorts Ltd.	(200)	(35,912)	6,160
Yelp, Inc.	(1,000)	(56,444)	1,714
Zions Bancorporation	(800)	(22,519)	(289)
Zoetis, Inc.	(100)	(3,979)	(324)
Zynga, Inc.	(7,000)	(16,712)	(1,908)

			(138,845)

Total of Short Equity Positions			(155,165)

Total of Long and Short Equity Positions			249,055

Net Cash and Other Receivables/ (Payables) (b)			(25,642)

Swaps, at Value			$223,413

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Cash held as collateral at Morgan Stanley for total return basket swaps was $870,000 at December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR EQUITY MARKET NEUTRAL FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the CAD/USD Overnight Forward FX Swap Rate which is denominated in CAD based on the local currencies of the positions within the swap.	22-25 months maturity 10/14/2016	$18,861

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Canada
Aimia, Inc.	600	$7,516	$30
Alimentation Couche Tard, Inc.	900	28,265	9,453
Bank of Montreal	100	7,043	31
Blackberry Ltd.	2,100	19,772	3,256
Canadian Imperial Bank of Commerce	100	8,660	(66)
Canadian Tire Corp. Ltd.	100	10,529	36
CI Financial Corp.	100	2,834	(54)
Dollarama, Inc.	400	17,102	3,349
Encana Corp.	500	10,088	(3,129)
Enerplus Corp.	400	6,422	(2,569)
Finning International, Inc.	2,900	71,604	(8,627)
Keyera Corp.	100	8,068	(1,090)
Linamar Corp.	1,000	59,893	1,176
Magna International, Inc.	1,000	89,233	19,125
Methanex Corp.	100	6,268	(1,674)
National Bank of Canada	200	8,577	(66)
Pembina Pipeline Corp.	100	3,907	(263)
Royal Bank of Canada	100	6,864	43
West Fraser Timber Co., Ltd.	100	5,249	473

			19,434

Total of Long Equity Positions			19,434

Short Positions

Canada
BCE, Inc.	(200)	(8,253)	(920)
Bombardier, Inc.	(9,300)	(29,171)	(4,049)
Cameco Corp.	(1,200)	(19,096)	(580)
CGI Group, Inc.	(100)	(3,261)	(551)
Eldorado Gold Corp.	(2,000)	(13,143)	955
First Quantum Minerals Ltd.	(4,400)	(70,709)	8,182
Franco-Nevada Corp.	(200)	(9,250)	(599)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Canada (continued)
Goldcorp, Inc.	(300)	$(6,643)	$1,088
Manulife Financial Corp.	(1,100)	(20,130)	(870)
MEG Energy Corp.	(1,100)	(18,784)	274
Open Text Corp.	(100)	(5,298)	(522)
Potash Corp of Saskatchewan, Inc.	(800)	(25,531)	(2,750)
Rogers Communications, Inc.	(100)	(3,657)	(231)
ShawCor Ltd.	(200)	(7,286)	(13)
Silver Wheaton Corp.	(1,700)	(31,515)	(3,062)
SNC-Lavalin Group, Inc.	(800)	(29,516)	(995)
Teck Resources Ltd.	(1,700)	(27,309)	4,067
Yamana Gold, Inc.	(300)	(1,675)	463

			(113)

United States
Valeant Pharmaceuticals International, Inc.	(100)	(12,031)	(2,285)

Total of Short Equity Positions			(2,398)

Total of Long and Short Equity Positions			17,036

Net Cash and Other Receivables/ (Payables) (b)			1,825

Swaps, at Value			$18,861

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR EQUITY MARKET NEUTRAL FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the London Interbank Offered Rate (“LIBOR”) which is denominated in GBP based on the local currencies of the positions within the swap.	22-25 months maturity 10/12/2016	$52,377

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

South Africa
Mondi PLC	647	$9,747	$764

United Kingdom
Ashtead Group PLC	312	4,628	913
Associated British Foods PLC	231	9,193	2,101
AstraZeneca PLC	335	22,284	1,377
Barratt Developments PLC	8,442	50,903	10,539
Berkeley Group Holdings PLC	452	15,493	1,889
BP PLC	2,573	17,715	(1,383)
BT Group PLC	9,025	52,125	4,008
Bunzl PLC	839	20,494	2,444
Centrica PLC	3,538	16,819	(1,494)
Compass Group PLC	2,287	34,710	4,382
easyJet PLC	185	3,869	919
GKN PLC	9,302	42,487	7,025
GlaxoSmithKline PLC	1,263	27,485	(383)
Imperial Tobacco Group PLC	658	27,463	1,502
Kingfisher PLC	3,730	18,074	1,643
National Grid PLC	1,964	28,134	(266)
Next PLC	58	5,963	188
Persimmon PLC	2,091	43,441	7,630
Petrofac Ltd.	474	5,357	(193)
Rexam PLC	2,133	16,019	(1,003)
Shire PLC	277	18,137	1,502
Sky PLC	1,026	14,168	151
Standard Chartered PLC	383	5,678	50
Tate & Lyle PLC	2,990	27,568	449
Taylor Wimpey PLC	4,332	7,597	1,645
Travis Perkins PLC	748	18,585	2,945
Vodafone Group PLC	6,828	21,778	1,634

			50,214

Total of Long Equity Positions			50,978

Short Positions

Switzerland
Coca-Cola HBC AG	(406)	(8,412)	682
Glencore PLC	(10,179)	(52,496)	5,512

			6,194

United Kingdom
Aberdeen Asset Management PLC	(4,023)	(26,118)	(765)
Admiral Group PLC	(1,038)	(20,744)	(551)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Aggreko PLC	(289)	$(6,730)	$(9)
Antofagasta PLC	(1,418)	(15,013)	(1,509)
ARM Holdings PLC	(2,749)	(39,888)	(2,343)
ASOS PLC	(714)	(23,794)	(4,593)
Burberry Group PLC	(177)	(4,024)	(467)
Capita PLC	(741)	(13,216)	791
Diageo PLC	(1,481)	(40,015)	(2,411)
Drax Group PLC	(1,182)	(11,332)	2,868
Experian PLC	(914)	(13,358)	(2,050)
G4S PLC	(3,743)	(14,560)	(1,586)
Hargreaves Lansdown PLC	(1,705)	(25,115)	(1,563)
Informa PLC	(553)	(4,013)	(26)
Inmarsat PLC	(3,614)	(45,425)	614
Intertek Group PLC	(519)	(20,296)	1,512
Marks & Spencer Group PLC	(2,985)	(18,809)	(3,295)
Meggitt PLC	(2,595)	(17,600)	(3,275)
Pearson PLC	(547)	(10,140)	38
Royal Bank of Scotland Group PLC	(2,522)	(14,466)	(878)
RSA Insurance Group PLC	(3,641)	(26,243)	1,661
Serco Group PLC	(14,082)	(51,234)	16,100
Spectris PLC	(431)	(14,195)	120
Standard Life PLC	(2,890)	(17,860)	(41)
Telecity Group PLC	(2,330)	(25,656)	(3,446)
Tesco PLC	(6,137)	(17,959)	65
William Hill PLC	(1,665)	(9,262)	(95)
WM Morrison Supermarkets PLC	(5,863)	(14,928)	(1,802)

			(6,936)

Total of Short Equity Positions			(742)

Total of Long and Short Equity Positions			50,236

Net Cash and Other Receivables/ (Payables) (b)			2,141

Swaps, at Value			$52,377

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR EQUITY MARKET NEUTRAL FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the JPY/USD 1 Week Forward FX Swap Rate which is denominated in JPY based on the local currencies of the positions within the swap.	22-25 months maturity 10/14/2016	$10,594

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Japan
Aozora Bank Ltd.	2,000	$6,279	$(88)
Asahi Kasei Corp.	3,000	22,474	4,893
Astellas Pharma, Inc.	300	4,064	112
Bandai Namco Holdings, Inc.	1,600	36,384	(2,509)
Bank of Yokohama Ltd./The	4,000	19,032	2,693
Calbee, Inc.	900	26,141	4,861
Central Japan Railway Co.	300	35,298	9,665
Chiba Bank Ltd.	2,000	12,045	1,061
Chugai Pharmaceutical Co., Ltd.	900	24,749	(2,652)
Citizen Holdings Co., Ltd.	7,100	40,258	14,373
Daicel Corp.	2,000	19,638	3,723
Dentsu, Inc.	200	6,472	1,936
Fuji Electric Co., Ltd.	7,000	27,619	289
Fuji Heavy Industries Ltd.	1,600	48,104	8,514
FUJIFILM Holdings Corp.	800	23,943	467
Fujitsu Ltd.	8,000	45,474	(2,821)
Fukuoka Financial Group, Inc.	4,000	16,283	4,339
Gree, Inc.	2,200	13,828	(584)
Hirose Electric Co., Ltd.	100	11,090	512
Hitachi High-Technologies Corp.	2,100	52,608	7,718
Hoya Corp.	1,300	38,138	5,834
Ibiden Co., Ltd	1,000	14,359	407
Isuzu Motors Ltd.	700	8,684	(158)
ITOCHU Corp.	2,700	28,623	200
Japan Airlines Co., Ltd.	1,400	42,572	(1,063)
JGC Corp.	2,000	46,626	(5,453)
JTEKT Corp.	700	9,934	1,847
Kao Corp.	300	10,520	1,310
Konica Minolta, Inc.	2,000	19,561	2,231
Mabuchi Motor Co., Ltd.	400	17,032	(1,155)
Marubeni Corp.	600	3,555	35
Mazda Motor Corp.	700	17,030	(219)
MEIJI Holdings Co., Ltd.	100	7,221	1,877
Mitsubishi Electric Corp.	5,000	56,104	3,286
Mitsubishi Motors Corp.	4,800	47,484	(3,633)
Mitsubishi Tanabe Pharma Corp.	500	6,861	468

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Mitsui & Co., Ltd.	1,500	$20,206	$(117)
Murata Manufacturing Co., Ltd.	100	9,778	1,134
NGK Spark Plug Co., Ltd.	700	16,836	4,434
Nippon Steel & Sumitomo Metal Corp.	8,000	17,688	2,157
Nitori Holdings Co., Ltd.	300	16,809	(691)
NOK Corp.	500	13,048	(321)
Omron Corp.	900	35,999	4,263
Otsuka Corp.	300	10,059	(547)
Otsuka Holdings Co., Ltd.	1,100	35,217	(2,239)
Panasonic Corp.	3,500	36,483	4,742
Resona Holdings, Inc.	4,100	20,637	74
Rohm Co., Ltd.	1,100	58,974	7,304
Secom Co., Ltd.	300	15,667	1,569
Sekisui Chemical Co., Ltd.	1,000	10,202	1,829
Seven Bank Ltd.	1,800	6,383	1,172
Shimizu Corp.	1,000	6,856	(64)
Shionogi & Co., Ltd.	500	10,274	2,643
Showa Shell Sekiyu KK	800	6,827	1,053
Sony Corp.	800	17,088	(761)
Sumitomo Heavy Industries Ltd.	1,000	4,782	597
Sumitomo Metal Mining Co., Ltd.	1,000	12,212	2,703
Sumitomo Rubber Industries Ltd.	500	6,288	1,145
Suruga Bank Ltd.	300	5,091	422
Suzuki Motor Corp.	1,900	51,449	5,489
Sysmex Corp.	300	10,254	3,060
Taiheiyo Cement Corp.	3,000	9,930	(518)
Taisei Corp.	10,000	48,703	8,017
Tohoku Electric Power Co., Inc.	3,400	32,625	6,939
Tokyo Gas Co., Ltd.	9,000	44,074	4,487
TOTO Ltd.	2,000	19,362	3,904
West Japan Railway Co.	900	36,476	6,075
Yamaha Corp.	300	3,441	980
Yamaha Motor Co., Ltd.	1,800	30,160	5,851

			139,101

Total of Long Equity Positions			139,101

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Japan
Advantest Corp.	(3,700)	$(43,204)	$(2,655)
Aeon Co., Ltd.	(5,900)	(53,696)	(5,596)
AEON Financial Service Co., Ltd.	(2,600)	(50,155)	(1,198)
Chiyoda Corp.	(1,000)	(8,581)	296
Credit Saison Co., Ltd.	(400)	(7,396)	(42)
Daikin Industries Ltd.	(700)	(41,230)	(3,656)
Daiwa Securities Group, Inc.	(2,000)	(16,257)	597
Denso Corp.	(700)	(28,060)	(4,565)
Disco Corp.	(100)	(5,893)	(2,105)
Don Quijote Holdings Co., Ltd.	(300)	(17,448)	(3,175)
Eisai Co., Ltd.	(300)	(10,903)	(699)
Fast Retailing Co., Ltd.	(200)	(60,216)	(12,563)
GS Yuasa Corp.	(9,000)	(43,757)	5,492
Hitachi Construction Machinery Co., Ltd.	(700)	(11,704)	(3,096)
Hitachi Ltd.	(1,000)	(6,543)	(837)
Hokkaido Electric Power Co., Inc.	(2,700)	(17,451)	(4,162)
Honda Motor Co., Ltd.	(800)	(23,593)	123
IHI Corp.	(4,000)	(18,025)	(2,233)
Isetan Mitsukoshi Holdings Ltd.	(3,500)	(39,024)	(4,286)
J Front Retailing Co., Ltd.	(700)	(8,581)	473
Japan Display, Inc.	(1,600)	(5,089)	206
Japan Steel Works Ltd./The	(10,000)	(33,777)	(1,605)
JFE Holdings, Inc.	(300)	(6,853)	162
Kakaku.com, Inc.	(1,000)	(15,237)	930
Kansai Electric Power Co., Inc./The	(3,900)	(33,392)	(3,709)
Kintetsu Corp.	(12,000)	(35,171)	(4,284)
Komatsu Ltd.	(700)	(13,853)	(1,623)
Konami Corp.	(1,500)	(26,778)	(722)
Kubota Corp.	(1,000)	(12,880)	(1,634)
Kyocera Corp.	(200)	(8,807)	(345)
Kyowa Hakko Kirin Co., Ltd.	(1,000)	(10,937)	1,521
Kyushu Electric Power Co., Inc.	(2,100)	(19,625)	(1,407)
LIXIL Group Corp.	(900)	(16,653)	(2,288)
Marui Group Co., Ltd.	(7,900)	(57,005)	(14,250)
Mitsubishi Gas Chemical Co., Inc.	(1,000)	(5,665)	646
Mitsui OSK Lines Ltd.	(9,000)	(25,190)	(1,474)
Nidec Corp.	(300)	(18,339)	(1,037)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Nissan Motor Co., Ltd.	(2,700)	$(22,554)	$(995)
Nomura Holdings, Inc.	(1,300)	(8,138)	781
Obayashi Corp.	(4,000)	(24,604)	(1,181)
Olympus Corp.	(1,000)	(30,822)	(4,208)
Ono Pharmaceutical Co., Ltd.	(100)	(7,559)	(1,294)
Rakuten, Inc.	(4,100)	(44,023)	(12,990)
Ricoh Co., Ltd.	(1,000)	(9,472)	(637)
Sega Sammy Holdings, Inc.	(1,500)	(20,224)	1,033
Seiko Epson Corp.	(100)	(4,452)	267
Shimano, Inc.	(100)	(10,531)	(2,421)
Softbank Corp.	(600)	(36,628)	914
Sumco Corp.	(2,400)	(35,076)	717
Sumitomo Chemical Co., Ltd.	(3,000)	(9,096)	(2,714)
Sumitomo Dainippon Pharma Co., Ltd.	(400)	(4,496)	622
Terumo Corp.	(300)	(6,384)	(424)
Toray Industries, Inc.	(1,000)	(7,878)	(112)
Toyota Industries Corp.	(200)	(8,361)	(1,890)
Toyota Motor Corp.	(400)	(20,720)	(4,208)
Unicharm Corp.	(200)	(4,336)	(458)
Yahoo Japan Corp.	(15,500)	(56,052)	501
Yakult Honsha Co., Ltd.	(200)	(8,976)	(1,582)
Yamato Holdings Co., Ltd.	(1,700)	(35,591)	1,928
Yaskawa Electric Corp.	(5,800)	(66,967)	(7,118)
Yokogawa Electric Corp.	(2,300)	(24,840)	(399)
Yokohama Rubber Co., Ltd./The	(1,000)	(7,652)	(1,453)

			(112,121)

Total of Short Equity Positions			(112,121)

Total of Long and Short Equity Positions			26,980

Net Cash and Other Receivables/ (Payables) (b)			(16,386)

Swaps, at Value			$10,594

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR EQUITY MARKET NEUTRAL FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Euro Interbank Offered Rate, which is denominated in EUR based on the local currencies of the positions within the swap.	22-25 months maturity 10/12/2016	$4,778

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

France
Accor SA	377	$15,207	$1,740
Cie Generale des Etablissements Michelin	98	8,402	444
Eutelsat Communications SA	266	8,013	589
GDF Suez	485	11,209	101
Iliad SA	78	14,809	3,917
Orange SA	2,710	36,064	10,024
Peugeot SA	1,166	14,244	43
Sanofi	468	44,758	(2,091)
SCOR SE	145	4,241	152
SES SA	374	12,325	1,094
Sodexo SA	145	12,815	1,378
Total SA	525	29,986	(3,089)
Vivendi SA	574	14,394	(107)

			14,195

Total of Long Equity Positions			14,195

Short Positions

France
Carrefour SA	(297)	(8,441)	(597)
Edenred	(570)	(13,740)	(2,024)
Eiffage SA	(350)	(17,416)	(329)
Essilor International SA	(536)	(54,147)	(5,628)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
LVMH Moet Hennessy Louis Vuitton SA	(163)	$(24,791)	$(1,029)
LVMH Moet Hennessy Louis Vuitton SA, Rights	(163)	(21)	(2,852)
Renault SA	(58)	(4,211)	(14)
Vallourec SA	(426)	(17,563)	6,017
Veolia Environnement SA	(392)	(6,351)	(592)

			(7,048)

Total of Short Equity Positions			(7,048)

Total of Long and Short Equity Positions			7,147

Net Cash and Other Receivables/ (Payables) (b)			(2,369)

Swaps, at Value			$4,778

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR EQUITY MARKET NEUTRAL FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the HKD/USD 1Week Forward FX Swap Rate which is denominated in HKD based on the local currencies of the positions within the swap.	22-25 months maturity 10/14/2016	$7,103

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Hong Kong
Bank of East Asia Ltd.	2,400	$9,622	$16
BOC Hong Kong Holdings Ltd.	1,500	4,746	252
Cheung Kong Holdings Ltd.	4,000	67,530	(543)
CLP Holdings Ltd.	2,000	17,241	77
Hutchison Whampoa Ltd.	2,000	25,255	(2,392)
Hysan Development Co., Ltd.	11,000	50,394	(1,576)
Li & Fung Ltd.	24,000	22,995	(610)
MGM China Holdings Ltd.	6,400	18,641	(2,481)
MTR Corp. Ltd.	11,000	44,480	524
Power Assets Holdings Ltd.	3,000	27,608	1,396
Sands China Ltd.	400	2,168	(220)
Sino Land Co., Ltd.	26,000	41,441	297
SJM Holdings Ltd.	13,000	23,096	(2,544)
Swire Pacific Ltd.	500	6,456	34
Swire Properties Ltd.	3,600	10,878	(285)

			(8,055)

Total of Long Equity Positions			(8,055)

Short Positions

Hong Kong
AIA Group Ltd.	(2,000)	(10,594)	(437)
ASM Pacific Technology Ltd.	(3,600)	(34,488)	211
Cathay Pacific Airways Ltd.	(4,000)	(8,286)	(435)
First Pacific Co., Ltd.	(12,000)	(12,808)	958

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong (continued)
Galaxy Entertainment Group Ltd.	(2,000)	$(10,924)	$(190)
Hang Lung Properties Ltd.	(11,000)	(32,321)	1,634
Hang Seng Bank Ltd.	(800)	(13,074)	(223)
Hong Kong & China Gas Co., Ltd.	(35,000)	(76,921)	(2,821)
Melco International Development Ltd.	(24,000)	(56,172)	3,633
Sun Hung Kai Properties Ltd.	(1,000)	(14,275)	(876)
Techtronic Industries Co., Ltd.	(4,500)	(14,612)	175
Wynn Macau Ltd.	(12,800)	(40,632)	4,922
Xinyi Glass Holdings Ltd.	(72,000)	(45,225)	9,062

			15,613

Total of Short Equity Positions			15,613

Total of Long and Short Equity Positions			7,558

Net Cash and Other Receivables/ (Payables) (b)			(455)

Swaps, at Value			$7,103

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR EQUITY MARKET NEUTRAL FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the AUD/USD Overnight Forward FX Swap Rate which is denominated in AUD based on the local currencies of the positions within the swap.	22-25 months maturity 10/13/2016	$12,681

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Australia
Amcor Ltd.	1,103	$10,103	$2,032
Aurizon Holdings Ltd.	5,156	18,965	330
Boral Ltd.	2,633	10,482	817
Caltex Australia Ltd.	486	11,510	1,975
Coca-Cola Amatil Ltd.	2,078	14,744	945
Incitec Pivot Ltd.	3,305	7,590	959
Lend Lease Group	371	4,402	540
Macquarie Group Ltd.	782	36,279	598
Qantas Airways Ltd.	6,875	13,359	(6)
Rio Tinto Ltd.	284	13,700	(386)
Sonic Healthcare Ltd.	427	6,000	424
Telstra Corp. Ltd.	9,074	42,690	1,363

			9,591

Total of Long Equity Positions			9,591

Short Positions

Australia
Cochlear Ltd.	(222)	(12,322)	(1,684)
Fortescue Metals Group Ltd.	(4,057)	(9,280)	372
Iluka Resources Ltd.	(6,276)	(36,840)	6,699
QBE Insurance Group Ltd.	(3,335)	(30,740)	457

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Australia (continued)
REA Group Ltd.	(121)	$(4,533)	$97
Santos Ltd.	(750)	(5,106)	96
Seek Ltd.	(2,023)	(25,532)	(2,676)

			3,361

Total of Short Equity Positions			3,361

Total of Long and Short Equity Positions			12,952

Net Cash and Other Receivables/ (Payables) (b)			(271)

Swaps, at Value			$12,681

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR GLOBAL MACRO FUND

MONEY MARKET FUNDS - 90.4%	SHARES	VALUE (Note 5)
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% ^(a)	33,004,956	$33,004,956
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% ^(a)(b)	100,000	100,000

TOTAL MONEY MARKET FUNDS (Cost $33,104,956)		33,104,956

TOTAL INVESTMENTS IN SECURITIES, AT VALUE - 90.4% (Cost $33,104,956)		33,104,956

OTHER ASSETS IN EXCESS OF LIABILITIES - 9.6% (c)		3,513,613

NET ASSETS - 100.0%		$36,618,569

(a)	Represents annualized seven-day yield as of December 31, 2014.
(b)	A portion of the security is pledged as collateral to the brokers for swap contracts.
(c)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

^ All or a portion represents positions held in the respective Subsidiary (See Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

Interest rate swap contracts outstanding as of December 31, 2014:

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared
Credit Suisse International	2.500%	(1)	AUD	4,900,000	$(4,284)	03/09/2017	$(7,319)
Credit Suisse International	3 Month Australian Bank-Bill Reference Rate	3.000%	AUD	2,340,000	1,431	03/09/2017	22,617
Credit Suisse International	3 Month Australian Bank-Bill Reference Rate	3.000%	AUD	9,900,000	26,605	03/09/2017	75,133
Credit Suisse International	3.000%	(1)	AUD	2,850,000	(9,331)	03/09/2017	(19,956)
Credit Suisse International	3.000%	(1)	AUD	2,390,000	(8,572)	03/09/2017	(15,989)
Credit Suisse International	3.000%	(1)	AUD	6,340,000	(43,086)	03/09/2017	(22,068)
Credit Suisse International	3.000%	(1)	AUD	2,630,000	(11,110)	03/09/2017	(15,918)
Credit Suisse International	3.000%	(1)	AUD	3,840,000	(14,735)	03/09/2017	(24,726)
Credit Suisse International	4.000%	(2)	AUD	570,000	729	03/13/2025	(34,686)
Credit Suisse International	4.000%	(2)	AUD	2,350,000	(33,218)	03/13/2025	(106,781)
Credit Suisse International	6 Month Australian Bank-Bill Reference Rate	3.500%	AUD	1,460,000	(5,186)	03/13/2025	40,134
Credit Suisse International	6 Month Australian Bank-Bill Reference Rate	3.500%	AUD	1,120,000	20,994	03/13/2025	5,815
Credit Suisse International	6 Month Australian Bank-Bill Reference Rate	4.000%	AUD	900,000	18,473	03/13/2025	35,144
Credit Suisse International	6 Month Australian Bank-Bill Reference Rate	4.000%	AUD	560,000	11,153	03/13/2025	22,208
Credit Suisse International	6 Month Australian Bank-Bill Reference Rate	4.000%	AUD	690,000	15,656	03/13/2025	25,450
Credit Suisse International	6 Month Australian Bank-Bill Reference Rate	4.000%	AUD	660,000	9,029	03/13/2025	30,290

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared (continued)
Credit Suisse International	1.500%	(3)	CAD	2,510,000	$ (3,293)	03/13/2017	$ 2,479
Credit Suisse International	1.500%	(3)	CAD	36,110,000	51,618	03/13/2017	(63,329)
Credit Suisse International	2.500%	(3)	CAD	550,000	4,230	03/17/2025	(12,227)
Credit Suisse International	2.500%	(3)	CAD	540,000	2,919	03/17/2025	(10,771)
Credit Suisse International	2.500%	(3)	CAD	610,000	1,747	03/17/2025	(10,616)
Credit Suisse International	2.500%	(3)	CAD	520,000	3,948	03/17/2025	(11,509)
Credit Suisse International	2.500%	(3)	CAD	520,000	3,287	03/17/2025	(10,848)
Credit Suisse International	2.500%	(3)	CAD	510,000	5,581	03/17/2025	(12,997)
Credit Suisse International	2.500%	(3)	CAD	600,000	6,731	03/17/2025	(15,455)
Credit Suisse International	2.500%	(3)	CAD	570,000	(4,446)	03/17/2025	(3,842)
Credit Suisse International	3 Month London Interbank Offered Rate	1.500%	CAD	640,000	(1,944)	03/13/2017	2,152
Credit Suisse International	3 Month London Interbank Offered Rate	1.500%	CAD	2,490,000	(98)	03/13/2017	905
Credit Suisse International	3 Month London Interbank Offered Rate	1.500%	CAD	2,300,000	(2,526)	03/13/2017	3,272
Credit Suisse International	3 Month London Interbank Offered Rate	1.500%	CAD	2,290,000	(875)	03/13/2017	1,617
Credit Suisse International	3 Month London Interbank Offered Rate	1.500%	CAD	2,330,000	574	03/13/2017	182
Credit Suisse International	3 Month London Interbank Offered Rate	1.500%	CAD	2,290,000	(2,835)	03/13/2017	3,577
Credit Suisse International	3 Month London Interbank Offered Rate	1.500%	CAD	2,320,000	(334)	03/13/2017	1,086
Credit Suisse International	3 Month London Interbank Offered Rate	1.500%	CAD	2,340,000	(255)	03/13/2017	1,014
Credit Suisse International	3 Month London Interbank Offered Rate	1.500%	CAD	2,310,000	(503)	03/13/2017	1,252
Credit Suisse International	3 Month London Interbank Offered Rate	2.500%	CAD	8,140,000	(62,289)	03/17/2025	180,646
Credit Suisse International	3 Month London Interbank Offered Rate	2.500%	CAD	520,000	7,189	03/17/2025	372
Credit Suisse International †	0.500%	(4)	EUR	1,690,000	(9,947)	03/15/2017	(2,587)
Credit Suisse International †	0.500%	(4)	EUR	9,110,000	(50,703)	03/15/2017	(16,866)
Credit Suisse International †	0.500%	(4)	EUR	10,270,000	(43,754)	03/15/2017	(32,419)
Credit Suisse International †	1.000%	(4)	EUR	350,000	(4,041)	03/19/2025	(2,444)
Credit Suisse International †	1.000%	(4)	EUR	570,000	(678)	03/19/2025	(9,884)
Credit Suisse International †	1.500%	(4)	EUR	340,000	(11,791)	03/19/2025	(14,985)
Credit Suisse International †	1.500%	(4)	EUR	340,000	(11,811)	03/19/2025	(14,965)
Credit Suisse International †	1.500%	(4)	EUR	350,000	(16,203)	03/19/2025	(11,360)
Credit Suisse International †	1.500%	(4)	EUR	370,000	(15,946)	03/19/2025	(13,193)
Credit Suisse International †	1.500%	(4)	EUR	340,000	(16,370)	03/19/2025	(10,406)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared (continued)
Credit Suisse International †	1.500%	(4)	EUR	340,000	$ (15,499)	03/19/2025	$ (11,277)
Credit Suisse International †	1.500%	(4)	EUR	330,000	(6,211)	03/19/2025	(19,777)
Credit Suisse International †	1.500%	(4)	EUR	350,000	(8,337)	03/19/2025	(19,226)
Credit Suisse International †	6 Month Euro Interbank Offered Rate	0.500%	EUR	1,620,000	10,350	03/15/2017	1,665
Credit Suisse International †	6 Month Euro Interbank Offered Rate	0.500%	EUR	1,600,000	8,110	03/15/2017	3,757
Credit Suisse International †	6 Month Euro Interbank Offered Rate	0.500%	EUR	1,600,000	8,764	03/15/2017	3,103
Credit Suisse International †	6 Month Euro Interbank Offered Rate	0.500%	EUR	1,570,000	8,055	03/15/2017	3,589
Credit Suisse International †	6 Month Euro Interbank Offered Rate	0.500%	EUR	1,680,000	10,063	03/15/2017	2,398
Credit Suisse International †	6 Month Euro Interbank Offered Rate	0.500%	EUR	1,630,000	8,664	03/15/2017	3,426
Credit Suisse International †	6 Month Euro Interbank Offered Rate	0.500%	EUR	1,610,000	9,431	03/15/2017	2,511
Credit Suisse International †	6 Month Euro Interbank Offered Rate	0.500%	EUR	1,620,000	10,287	03/15/2017	1,728
Credit Suisse International †	6 Month Euro Interbank Offered Rate	0.500%	EUR	1,620,000	9,576	03/15/2017	2,440
Credit Suisse International †	6 Month Euro Interbank Offered Rate	0.500%	EUR	2,690,000	17,104	03/15/2017	2,848
Credit Suisse International †	6 Month Euro Interbank Offered Rate	1.500%	EUR	340,000	10,078	03/19/2025	16,698
Credit Suisse International †	6 Month Euro Interbank Offered Rate	1.500%	EUR	2,190,000	73,183	03/19/2025	99,285
Credit Suisse International †	6 Month Euro Interbank Offered Rate	1.500%	EUR	1,900,000	46,107	03/19/2025	103,524
Credit Suisse International †	1.500%	(5)	GBP	1,280,000	(7,295)	03/15/2017	(11,649)
Credit Suisse International †	1.500%	(5)	GBP	1,590,000	(18,683)	03/15/2017	(4,849)
Credit Suisse International †	1.500%	(5)	GBP	1,260,000	(7,395)	03/15/2017	(11,253)
Credit Suisse International †	1.500%	(5)	GBP	1,420,000	(9,006)	03/15/2017	(12,010)
Credit Suisse International †	1.500%	(5)	GBP	1,300,000	(15,690)	03/15/2017	(3,550)
Credit Suisse International †	1.500%	(5)	GBP	1,300,000	(11,919)	03/15/2017	(7,321)
Credit Suisse International †	1.500%	(5)	GBP	1,290,000	(18,673)	03/15/2017	(419)
Credit Suisse International †	1.500%	(5)	GBP	1,430,000	(7,278)	03/15/2017	(13,886)
Credit Suisse International †	2.000%	(5)	GBP	1,260,000	(14,286)	03/15/2017	(23,751)
Credit Suisse International †	3.000%	(5)	GBP	280,000	(12,813)	03/19/2025	(32,922)
Credit Suisse International †	3.000%	(5)	GBP	90,000	(4,800)	03/19/2025	(9,901)
Credit Suisse International †	3.000%	(5)	GBP	8,160,000	(488,112)	03/19/2025	(844,737)
Credit Suisse International †	6 Month London Interbank Offered Rate	2.000%	GBP	370,000	3,976	03/19/2025	2,409
Credit Suisse International †	6 Month London Interbank Offered Rate	2.000%	GBP	36,100,000	389,635	03/15/2017	700,134
Credit Suisse International †	6 Month London Interbank Offered Rate	2.000%	GBP	1,580,000	19,837	03/15/2017	27,859

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared (continued)
Credit Suisse International †	6 Month London Interbank Offered Rate	2.500%	GBP	350,000	$ 6,068	03/19/2025	$ 25,537
Credit Suisse International †	6 Month London Interbank Offered Rate	2.500%	GBP	280,000	17,422	03/19/2025	7,862
Credit Suisse International †	6 Month London Interbank Offered Rate	2.500%	GBP	410,000	22,223	03/19/2025	14,800
Credit Suisse International †	6 Month London Interbank Offered Rate	2.500%	GBP	280,000	3,611	03/19/2025	21,673
Credit Suisse International †	6 Month London Interbank Offered Rate	2.500%	GBP	330,000	11,097	03/19/2025	18,701
Credit Suisse International †	6 Month London Interbank Offered Rate	2.500%	GBP	460,000	7,174	03/19/2025	34,363
Credit Suisse International †	6 Month London Interbank Offered Rate	2.500%	GBP	280,000	3,858	03/19/2025	21,426
Credit Suisse International †	6 Month London Interbank Offered Rate	3.000%	GBP	480,000	18,313	03/19/2025	60,090
Credit Suisse International †	0.250%	(5)	JPY	978,640,000	(10,532)	03/15/2017	(5,949)
Credit Suisse International †	0.250%	(5)	JPY	358,050,000	(4,777)	03/15/2017	(1,253)
Credit Suisse International †	0.250%	(5)	JPY	1,827,290,000	(21,338)	03/15/2017	(9,434)
Credit Suisse International †	0.250%	(5)	JPY	666,400,000	(9,213)	03/15/2017	(2,009)
Credit Suisse International †	0.250%	(5)	JPY	484,740,000	(7,904)	03/15/2017	(259)
Credit Suisse International †	0.250%	(5)	JPY	241,810,000	(2,947)	03/15/2017	(1,125)
Credit Suisse International †	0.250%	(5)	JPY	350,950,000	(3,891)	03/15/2017	(2,019)
Credit Suisse International †	0.250%	(5)	JPY	1,535,700,000	(23,648)	03/15/2017	(2,214)
Credit Suisse International †	0.250%	(5)	JPY	978,640,000	(10,563)	03/15/2017	(5,917)
Credit Suisse International †	0.750%	(5)	JPY	58,720,000	(10,148)	03/19/2025	(26)
Credit Suisse International †	0.750%	(5)	JPY	47,600,000	(3,301)	03/19/2025	(4,946)
Credit Suisse International †	6 Month London Interbank Offered Rate	0.250%	JPY	215,120,000	3,404	03/15/2017	219
Credit Suisse International †	6 Month London Interbank Offered Rate	0.250%	JPY	236,290,000	4,498	03/15/2017	(518)
Credit Suisse International †	6 Month London Interbank Offered Rate	0.750%	JPY	48,510,000	1,151	03/19/2025	7,253
Credit Suisse International †	6 Month London Interbank Offered Rate	0.750%	JPY	137,820,000	7,259	03/19/2025	16,619
Credit Suisse International †	6 Month London Interbank Offered Rate	0.750%	JPY	202,260,000	10,780	03/19/2025	24,262
Credit Suisse International †	6 Month London Interbank Offered Rate	0.750%	JPY	202,260,000	10,798	03/19/2025	24,244
Credit Suisse International †	6 Month London Interbank Offered Rate	0.750%	JPY	76,150,000	4,390	03/19/2025	8,804
Credit Suisse International †	6 Month London Interbank Offered Rate	0.750%	JPY	309,740,000	32,346	03/19/2025	21,319
Credit Suisse International †	6 Month London Interbank Offered Rate	0.750%	JPY	70,870,000	2,274	03/19/2025	10,005
Credit Suisse International †	6 Month London Interbank Offered Rate	0.750%	JPY	375,470,000	12,059	03/19/2025	52,994
Credit Suisse International †	6 Month London Interbank Offered Rate	0.750%	JPY	97,020,000	8,612	03/19/2025	8,198
Credit Suisse International †	1.500%	(6)	NOK	108,050,000	116,109	03/15/2017	(211,180)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared (continued)
Credit Suisse International †	1.500%	(6)	NOK	14,970,000	$ 7,851	03/15/2017	$ (21,023)
Credit Suisse International †	1.500%	(6)	NOK	17,340,000	(1,680)	03/15/2017	(13,577)
Credit Suisse International †	1.500%	(6)	NOK	15,030,000	1,202	03/15/2017	(14,426)
Credit Suisse International †	1.500%	(6)	NOK	14,840,000	13,058	03/15/2017	(26,116)
Credit Suisse International †	1.500%	(6)	NOK	14,260,000	3,075	03/15/2017	(15,622)
Credit Suisse International †	1.500%	(6)	NOK	45,930,000	(46,862)	03/15/2017	6,449
Credit Suisse International †	1.500%	(6)	NOK	13,370,000	11,498	03/15/2017	(23,262)
Credit Suisse International †	6 Month Norwegian Interbank Offered Rate	2.000%	NOK	9,130,000	11,831	03/19/2025	(4,427)
Credit Suisse International †	6 Month Norwegian Interbank Offered Rate	2.500%	NOK	3,020,000	(1,426)	03/19/2025	22,716
Credit Suisse International †	6 Month Norwegian Interbank Offered Rate	2.500%	NOK	2,980,000	(9,747)	03/19/2025	30,755
Credit Suisse International †	6 Month Norwegian Interbank Offered Rate	2.500%	NOK	3,170,000	11,028	03/19/2025	11,320
Credit Suisse International †	6 Month Norwegian Interbank Offered Rate	2.500%	NOK	3,120,000	5,123	03/19/2025	16,872
Credit Suisse International †	6 Month Norwegian Interbank Offered Rate	2.500%	NOK	24,370,000	(56,604)	03/19/2025	228,407
Credit Suisse International †	6 Month Norwegian Interbank Offered Rate	2.500%	NOK	3,060,000	4,533	03/19/2025	17,039
Credit Suisse International †	6 Month Norwegian Interbank Offered Rate	2.500%	NOK	2,990,000	(5,109)	03/19/2025	26,188
Credit Suisse International	3 Month Australian Bank-Bill Reference Rate	4.500%	NZD	5,000	—	03/15/2017	50
Credit Suisse International	3 Month Australian Bank-Bill Reference Rate	4.500%	NZD	1,700,000	15,874	03/12/2025	24,746
Credit Suisse International	3 Month Australian Bank-Bill Reference Rate	4.500%	NZD	1,810,000	38,127	03/12/2025	5,121
Credit Suisse International	3 Month Australian Bank-Bill Reference Rate	4.500%	NZD	650,000	7,978	03/12/2025	7,553
Credit Suisse International	3 Month Australian Bank-Bill Reference Rate	4.500%	NZD	5,000	18	03/15/2017	31
Credit Suisse International	4.000%	(1)	NZD	7,800,000	(21,812)	03/15/2017	2,151
Credit Suisse International	4.000%	(1)	NZD	2,730,000	(5,229)	03/15/2017	(1,652)
Credit Suisse International	4.000%	(2)	NZD	7,150,000	(7,773)	03/15/2017	(10,250)
Credit Suisse International †	0.500%	(7)	SEK	14,980,000	(4,291)	03/15/2017	(3,776)
Credit Suisse International †	0.500%	(7)	SEK	31,750,000	(9,408)	03/15/2017	(7,691)
Credit Suisse International †	0.500%	(7)	SEK	14,990,000	(5,751)	03/15/2017	(2,321)
Credit Suisse International †	0.500%	(7)	SEK	14,680,000	(1,047)	03/15/2017	(6,858)
Credit Suisse International †	1.000%	(7)	SEK	14,530,000	(12,932)	03/15/2017	(13,457)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared (continued)
Credit Suisse International †	1.500%	(7)	SEK	3,310,000	$ (4,370)	03/19/2025	$ (3,720)
Credit Suisse International †	1.500%	(7)	SEK	3,260,000	(1,821)	03/19/2025	(6,147)
Credit Suisse International †	2.000%	(7)	SEK	37,990,000	(105,287)	03/19/2025	(221,679)
Credit Suisse International †	2.000%	(7)	SEK	3,230,000	(19,627)	03/19/2025	(8,172)
Credit Suisse International †	3 Month Stockholm Interbank Offered Rate	0.500%	SEK	16,780,000	6,402	03/15/2017	2,634
Credit Suisse International †	3 Month Stockholm Interbank Offered Rate	0.500%	SEK	15,210,000	5,763	03/15/2017	2,428
Credit Suisse International †	3 Month Stockholm Interbank Offered Rate	0.500%	SEK	14,910,000	5,170	03/15/2017	2,859
Credit Suisse International †	3 Month Stockholm Interbank Offered Rate	1.000%	SEK	172,630,000	147,761	03/15/2017	165,764
Credit Suisse International †	3 Month Stockholm Interbank Offered Rate	2.000%	SEK	3,620,000	15,108	03/19/2025	16,048
Credit Suisse International †	3 Month Stockholm Interbank Offered Rate	2.000%	SEK	6,730,000	36,801	03/19/2025	21,122
Credit Suisse International †	3 Month Stockholm Interbank Offered Rate	2.000%	SEK	3,730,000	9,261	03/19/2025	22,842
Credit Suisse International †	3 Month Stockholm Interbank Offered Rate	2.000%	SEK	3,250,000	18,280	03/19/2025	9,691
Credit Suisse International †	3 Month Stockholm Interbank Offered Rate	2.000%	SEK	3,250,000	19,981	03/19/2025	7,990
Credit Suisse International †	1.000%	(3)	USD	10,000	—	03/20/2017	11
Credit Suisse International †	3 Month London Interbank Offered Rate	1.250%	USD	6,700,000	29,428	03/20/2017	(3,593)
Credit Suisse International †	3 Month London Interbank Offered Rate	1.250%	USD	3,250,000	(835)	03/20/2017	13,367
Credit Suisse International †	3 Month London Interbank Offered Rate	1.250%	USD	4,190,000	19,618	03/20/2017	(3,461)
Credit Suisse International †	3 Month London Interbank Offered Rate	1.250%	USD	11,060,000	43,823	03/20/2017	(1,174)
Credit Suisse International †	3 Month London Interbank Offered Rate	1.250%	USD	3,120,000	(2,245)	03/20/2017	14,276
Credit Suisse International †	3 Month London Interbank Offered Rate	1.250%	USD	2,240,000	13,573	03/20/2017	(4,935)
Credit Suisse International †	3 Month London Interbank Offered Rate	1.250%	USD	2,790,000	5,837	03/20/2017	4,921
Credit Suisse International †	3 Month London Interbank Offered Rate	1.250%	USD	2,050,000	(222)	03/20/2017	8,127
Credit Suisse International †	3 Month London Interbank Offered Rate	1.250%	USD	2,020,000	12,460	03/20/2017	(4,671)
Credit Suisse International †	3 Month London Interbank Offered Rate	1.250%	USD	2,180,000	10,021	03/20/2017	(1,615)
Credit Suisse International †	3 Month London Interbank Offered Rate	1.250%	USD	3,570,000	29,375	03/20/2017	(15,609)
Credit Suisse International †	3 Month London Interbank Offered Rate	1.250%	USD	2,110,000	(80)	03/20/2017	8,217
Credit Suisse International †	3 Month London Interbank Offered Rate	1.250%	USD	460,000	(1,266)	03/20/2017	3,040
Credit Suisse International †	3 Month London Interbank Offered Rate	1.250%	USD	2,510,000	12,959	03/20/2017	(3,280)
Credit Suisse International †	3 Month London Interbank Offered Rate	3.000%	USD	10,000	284	03/18/2025	312
Credit Suisse International †	3.000%	(3)	USD	480,000	(17,638)	03/18/2025	(10,976)
Credit Suisse International †	3.000%	(3)	USD	690,000	(8,529)	03/18/2025	(32,603)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND		CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared (continued)
Credit Suisse International †	3.000%		(3)	USD	470,000	$ (1,899)	03/18/2025	$ (26,118)
Credit Suisse International †	3.000%		(3)	USD	750,000	(7,103)	03/18/2025	(37,606)
Credit Suisse International †	3.000%		(3)	USD	1,540,000	(51,307)	03/18/2025	(40,495)
Credit Suisse International †	3.000%		(3)	USD	760,000	(45,550)	03/18/2025	245
Credit Suisse International †	3.000%		(3)	USD	2,440,000	(131,008)	03/18/2025	(14,444)
Credit Suisse International †	3.000%		(3)	USD	470,000	(3,096)	03/18/2025	(24,921)
Credit Suisse International †	3.000%		(3)	USD	460,000	(20,199)	03/18/2025	(7,222)
Credit Suisse International †	3.000%		(3)	USD	110,000	165	03/18/2025	(6,722)
Credit Suisse International †	3.000%		(3)	USD	920,000	(33,769)	03/18/2025	(21,074)
Credit Suisse International †	3.000%		(3)	USD	460,000	(19,737)	03/18/2025	(7,683)
Credit Suisse International †	3.000%		(3)	USD	620,000	2,074	03/18/2025	(39,033)
Credit Suisse International †	3.000%		(3)	USD	460,000	(17,548)	03/18/2025	(9,873)

						$(113,330)		$(8,427)

†	Forward effective date swap. (See Note 4).
(1)	3 Month Australian Bank-Bill Reference Rate
(2)	6 Month Australian Bank-Bill Reference Rate
(3)	3 Month London Interbank Offered Rate
(4)	6 Month Euro Interbank Offered Rate
(5)	6 Month London Interbank Offered Rate
(6)	6 Month Norwegian Interbank Offered Rate
(7)	3 Month Stockholm Interbank Offered Rate

Cash held as collateral at Credit Suisse International for interest rate swap contracts was $843,421 at December 31, 2014.

Total return swap contracts outstanding as of December 31, 2014:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	10-Year Canadian Bond March Futures	3/2015	CAD	(407,524)	$(7,030)
Bank of America	Bovespa Index February Futures	2/2015	BRL	(256,943)	1,739
CitiBank	Corn March Futures^	2/2015	USD	(311,124)	(6,476)
Bank of America	Long Gilt March Futures	3/2015	GBP	465,540	19,734
Bank of America	MSCI Taiwan Stock Index January Futures	1/2015	USD	135,275	1,965
Barclays Capital	Natural Gas December Futures^	1/2015	USD	153,500	(25,939)
Barclays Capital	Natural Gas December Futures^	1/2015	USD	(171,320)	43,758
CitiBank	Natural Gas December Futures^	1/2015	USD	185,000	(25,549)
CitiBank	Natural Gas December Futures^	1/2015	USD	(214,100)	54,649
Barclays Capital	Natural Gas January Futures^	2/2015	USD	(74,400)	16,620
CitiBank	Natural Gas January Futures^	2/2015	USD	(186,200)	41,750
Bank of America	SGX S&P CNX Nifty Index January Futures	1/2015	USD	149,756	706
CitiBank	Soybean March Futures^	2/2015	USD	(51,891)	716
CitiBank	Soybean Meal March Futures^	2/2015	USD	(35,676)	916
Bank of America	Swiss Market Index March Futures	3/2015	CHF	89,597	(533)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR GLOBAL MACRO FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	Taiwan Stock Exchange January Futures	1/2015	TWD	3,601,459	$ 3,492
Bank of America	Tel Aviv 25 Index January Futures	1/2015	ILS	444,993	(1,396)
Bank of America	U.S. Treasury 10-Year Note March Futures	3/2015	USD	6,808,499	38,532
CitiBank	Wheat March Futures^	2/2015	USD	(134,860)	(12,577)
Bank of America	WIG20 Index March Futures	3/2015	PLN	(46,628)	57

					$145,134

Money Market Fund is pledged as collateral at CitiBank for total return swap contracts in the amount of $100,000 at December 31, 2014. Cash held as collateral for Bank of America for total return swap contracts was $10,000 at December 31, 2014.

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
1	J.P. Morgan	LME Aluminum Futures^	1/2015	$48,364	$45,685	$(2,679)
1	J.P. Morgan	LME Aluminum Futures^	1/2015	50,085	45,844	(4,241)
2	J.P. Morgan	LME Aluminum Futures^	1/2015	99,887	91,777	(8,110)
1	J.P. Morgan	LME Aluminum Futures^	2/2015	50,998	45,966	(5,032)
1	J.P. Morgan	LME Aluminum Futures^	2/2015	51,503	46,046	(5,457)
1	J.P. Morgan	LME Aluminum Futures^	3/2015	49,003	46,150	(2,853)
1	J.P. Morgan	LME Aluminum Futures^	3/2015	48,553	46,202	(2,351)
2	J.P. Morgan	LME Aluminum Futures^	3/2015	94,856	92,420	(2,436)
2	J.P. Morgan	LME Aluminum Futures^	3/2015	95,506	92,510	(2,996)
1	J.P. Morgan	LME Copper Futures^	1/2015	166,602	159,186	(7,416)
1	J.P. Morgan	LME Copper Futures^	1/2015	166,107	159,142	(6,965)
1	J.P. Morgan	LME Copper Futures^	2/2015	167,159	158,257	(8,902)
1	J.P. Morgan	LME Copper Futures^	3/2015	162,422	157,750	(4,672)
1	J.P. Morgan	LME Copper Futures^	3/2015	160,578	157,700	(2,878)
1	J.P. Morgan	LME Copper Futures^	3/2015	160,128	157,594	(2,534)
1	J.P. Morgan	LME Nickel Futures^	1/2015	99,902	90,449	(9,453)
1	J.P. Morgan	LME Zinc Futures^	3/2015	53,253	54,425	1,172
1	J.P. Morgan	LME Zinc Futures^	3/2015	54,603	54,404	(199)
11	Barclays Capital	Amsterdam Index Futures	1/2015	1,066,966	1,131,397	64,431
19	Barclays Capital	BIST 30 Futures	2/2015	85,774	87,043	1,269
15	Barclays Capital	CAC40 Index Futures	1/2015	724,658	776,308	51,650
7	Barclays Capital	Euro Stoxx 50 Index	3/2015	267,534	265,376	(2,158)
6	Barclays Capital	FTSE 100 Index Futures	3/2015	606,391	609,958	3,567
1	Barclays Capital	FTSE/JSE Top 40 Index Futures	3/2015	36,520	38,260	1,740
10	Barclays Capital	IBEX 35 Index Futures	1/2015	1,189,307	1,239,612	50,305
1	Barclays Capital	KOSPI Index 200 Futures	3/2015	112,043	110,995	(1,048)
3	Barclays Capital	MSCI Singapore Index Futures	1/2015	171,758	172,846	1,088
3	Barclays Capital	MSCI Taiwan Stock Index Futures	1/2015	101,543	102,929	1,386
35	Barclays Capital	OMXS30 Index Futures	1/2015	645,642	658,533	12,891
59	Barclays Capital	S&P 500 E-Mini Futures	3/2015	5,876,821	6,054,580	177,759
5	Barclays Capital	SET50 Index Futures	3/2015	30,781	30,064	(717)
9	Barclays Capital	SGX S&P CNX Nifty Index Futures	1/2015	150,231	150,462	231
22	Barclays Capital	TOPIX Index Futures	3/2015	2,634,134	2,585,156	(48,978)
190	J.P. Morgan	3-Month Euro Euribor Futures	6/2015	57,431,685	57,445,767	14,082
131	J.P. Morgan	3-Month Euro Euribor Futures	9/2015	39,599,505	39,609,322	9,817
53	J.P. Morgan	90-Day Sterling Futures	3/2015	10,248,120	10,263,771	15,651
119	J.P. Morgan	90-Day Sterling Futures	6/2015	23,001,192	23,035,798	34,606
131	J.P. Morgan	90-Day Sterling Futures	9/2015	25,288,728	25,338,319	49,591
114	J.P. Morgan	90-Day Sterling Futures	12/2015	22,015,682	22,027,929	12,247

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR GLOBAL MACRO FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
35	J.P. Morgan	Euro - Bund Futures	3/2015	$ 6,482,793	$ 6,601,367	$ 118,574
31	J.P. Morgan	Long Gilt Futures	3/2015	5,671,555	5,775,283	103,728

				205,218,872	205,812,582	593,710

Short Contracts:
5	Goldman Sachs	Brent Crude Futures^	1/2015	(335,153)	(286,650)	48,503
20	Goldman Sachs	Corn Futures^	3/2015	(389,855)	(397,000)	(7,145)
1	J.P. Morgan	LME Aluminum Futures^	1/2015	(48,248)	(45,685)	2,563
1	J.P. Morgan	LME Aluminum Futures^	1/2015	(50,248)	(45,844)	4,404
2	J.P. Morgan	LME Aluminum Futures^	1/2015	(99,846)	(91,778)	8,068
1	J.P. Morgan	LME Aluminum Futures^	2/2015	(51,123)	(45,966)	5,157
1	J.P. Morgan	LME Aluminum Futures^	2/2015	(51,166)	(46,045)	5,121
1	J.P. Morgan	LME Aluminum Futures^	3/2015	(49,069)	(46,149)	2,920
1	J.P. Morgan	LME Aluminum Futures^	3/2015	(48,543)	(46,201)	2,342
7	J.P. Morgan	LME Aluminum Futures^	3/2015	(337,955)	(323,531)	14,424
2	J.P. Morgan	LME Aluminum Futures^	3/2015	(94,876)	(92,420)	2,456
2	J.P. Morgan	LME Aluminum Futures^	3/2015	(95,282)	(92,510)	2,772
1	J.P. Morgan	LME Copper Futures^	1/2015	(166,241)	(159,185)	7,056
1	J.P. Morgan	LME Copper Futures^	1/2015	(166,573)	(159,143)	7,430
1	J.P. Morgan	LME Copper Futures^	2/2015	(167,123)	(158,258)	8,865
2	J.P. Morgan	LME Copper Futures^	3/2015	(322,607)	(315,400)	7,207
1	J.P. Morgan	LME Copper Futures^	3/2015	(162,103)	(157,750)	4,353
1	J.P. Morgan	LME Copper Futures^	3/2015	(159,894)	(157,593)	2,301
1	J.P. Morgan	LME Lead Futures^	3/2015	(50,724)	(46,450)	4,274
1	J.P. Morgan	LME Nickel Futures^	1/2015	(99,061)	(90,450)	8,611
1	J.P. Morgan	LME Nickel Futures^	3/2015	(97,521)	(90,834)	6,687
2	J.P. Morgan	LME Zinc Futures^	3/2015	(107,857)	(108,825)	(968)
1	J.P. Morgan	LME Zinc Futures^	3/2015	(53,257)	(54,425)	(1,168)
1	J.P. Morgan	LME Zinc Futures^	3/2015	(54,548)	(54,404)	144
24	Goldman Sachs	Natural Gas Futures^	1/2015	(810,427)	(693,360)	117,067
1	Goldman Sachs	Silver Futures^	3/2015	(80,972)	(77,995)	2,977
10	Goldman Sachs	Soybean Futures^	3/2015	(523,152)	(511,750)	11,402
11	Goldman Sachs	Soybean Meal Futures^	3/2015	(393,958)	(382,360)	11,598
34	Goldman Sachs	Soybean Oil Futures^	3/2015	(655,266)	(655,656)	(390)
19	Goldman Sachs	Wheat Futures^	3/2015	(506,362)	(560,262)	(53,900)
7	Goldman Sachs	WTI Crude Futures^	1/2015	(422,254)	(372,890)	49,364
3	Barclays Capital	DAX Index Futures	3/2015	(878,430)	(893,335)	(14,905)
2	Barclays Capital	FTSE Bursa Malaysia KLCI Index Futures	1/2015	(50,064)	(50,079)	(15)
13	Barclays Capital	FTSE/MIB Index Futures	3/2015	(1,455,821)	(1,499,839)	(44,018)
4	Barclays Capital	Hang Seng Index Futures	1/2015	(609,237)	(609,931)	(694)
4	Barclays Capital	H-SHARES Index Futures	1/2015	(308,718)	(309,208)	(490)
1	J.P. Morgan	Mexican Stock Exchange Price and Quotation Index Futures	3/2015	(27,487)	(29,274)	(1,787)
1	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	3/2015	(144,845)	(146,600)	(1,755)
17	Barclays Capital	SPI 200 Index Futures	3/2015	(1,780,677)	(1,867,740)	(87,063)
269	J.P. Morgan	10-Year Japanese Government Bond	3/2015	(32,995,911)	(33,201,669)	(205,758)
127	J.P. Morgan	90-Day EURODollar Futures	6/2015	(31,609,768)	(31,611,888)	(2,120)
75	J.P. Morgan	90-Day EURODollar Futures	9/2015	(18,630,880)	(18,628,125)	2,755
81	J.P. Morgan	90-Day EURODollar Futures	12/2015	(20,076,970)	(20,064,712)	12,258
99	J.P. Morgan	Australia 10-Year Bond Futures	3/2015	(10,234,694)	(10,357,141)	(122,447)
11	J.P. Morgan	Canadian 10-Year Bond Futures	3/2015	(1,294,981)	(1,311,517)	(16,536)
62	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	3/2015	(13,166,456)	(13,165,928)	528
248	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	6/2015	(52,650,003)	(52,655,707)	(5,704)
212	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	9/2015	(44,999,221)	(44,993,888)	5,333

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR GLOBAL MACRO FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
59	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	12/2015	$ (12,519,658)	$ (12,515,536)	$ 4,122
5	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	6/2015	(1,260,354)	(1,260,561)	(207)
5	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	9/2015	(1,260,477)	(1,260,938)	(461)
4	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	12/2015	(1,008,463)	(1,008,751)	(288)
14	J.P. Morgan	U.S. Treasury 10-Year Note Futures	3/2015	(1,769,145)	(1,775,156)	(6,011)

				(255,383,524)	(255,584,292)	(200,768)

				$(50,164,652)	$(49,771,710)	$392,942

Cash held as collateral at Barclays Capital, Goldman Sachs and J.P. Morgan for futures contracts was $868,576, $219,382 and $1,132,233, respectively at December 31, 2014.

^	Represents positions held in the respective Subsidiary (See Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2014:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/18/15	Credit Suisse International	AUD	513,000	$415,675	$416,629	$954
Brazilian Real, Expiring 03/18/15*	Credit Suisse International	BRL	663,000	254,786	244,523	(10,263)
Canadian Dollar, Expiring 03/18/15	Credit Suisse International	CAD	2,259,000	1,966,926	1,941,315	(25,611)
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	1,266,000	1,304,284	1,275,101	(29,183)
Chinese Renminbi, Expiring 03/18/15*	Credit Suisse International	CNY	7,250,000	1,171,156	1,158,974	(12,182)
Columbian Peso, Expiring 03/18/15*	Credit Suisse International	COP	840,000,000	356,888	352,121	(4,767)
Czech Republic Koruna, Expiring 03/18/15	Credit Suisse International	CZK	3,210,000	144,695	140,355	(4,340)
Euro, Expiring 03/18/15	Credit Suisse International	EUR	2,807,000	3,484,338	3,398,863	(85,475)
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	917,000	1,437,165	1,428,410	(8,755)
Hungarian Forint, Expiring 03/18/15	Credit Suisse International	HUF	106,009,000	428,050	404,429	(23,621)
Indonesian Rupiah, Expiring 03/18/15*	Credit Suisse International	IDR	5,800,000,000	464,595	462,225	(2,370)
Israeli Shekel, Expiring 03/18/15	Credit Suisse International	ILS	390,000	99,234	100,013	779
Indian Rupee, Expiring 03/18/15*	Credit Suisse International	INR	25,103,000	399,212	391,744	(7,468)
Japanese Yen, Expiring 03/18/15	Credit Suisse International	JPY	276,563,000	2,320,730	2,310,413	(10,317)
Korean Won, Expiring 03/18/15*	Credit Suisse International	KRW	814,673,000	740,884	738,709	(2,175)
Mexican Peso, Expiring 03/18/15	Credit Suisse International	MXN	17,149,000	1,168,046	1,157,119	(10,927)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR GLOBAL MACRO FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Malaysian Ringgit, Expiring 03/18/15*	Credit Suisse International	MYR	400,000	$ 114,990	$ 113,721	$ (1,269)
New Zealand Dollar, Expiring 03/18/15	Credit Suisse International	NZD	4,325,000	3,318,682	3,350,068	31,386
Philippine Peso, Expiring 03/18/15*	Credit Suisse International	PHP	4,500,000	100,000	100,256	256
Poland Zloty, Expiring 03/18/15	Credit Suisse International	PLN	53,000	15,693	14,921	(772)
Russian Ruble, Expiring 03/18/15*	Credit Suisse International	RUB	30,569,000	475,918	482,718	6,800
Swedish Krona, Expiring 03/18/15	Credit Suisse International	SEK	8,871,000	1,179,452	1,138,258	(41,194)
Singapore Dollar, Expiring 03/18/15	Credit Suisse International	SGD	1,189,000	907,147	896,471	(10,676)
Turkish Lira, Expiring 03/18/15	Credit Suisse International	TRY	874,000	382,434	368,435	(13,999)
Taiwanese Dollar, Expiring 03/18/15*	Credit Suisse International	TWD	400,000	12,884	12,663	(221)
South African Rand, Expiring 03/18/15	Credit Suisse International	ZAR	911,000	80,041	77,825	(2,216)

				$22,743,905	$22,476,279	$(267,626)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/18/15	Credit Suisse International	AUD	(3,618,000)	$(2,987,048)	$(2,938,332)	$48,716
Brazilian Real, Expiring 03/18/15*	Credit Suisse International	BRL	(2,062,000)	(768,706)	(760,496)	8,210
Canadian Dollar, Expiring 03/18/15	Credit Suisse International	CAD	(4,961,000)	(4,316,645)	(4,263,332)	53,313
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	(907,000)	(936,213)	(913,519)	22,694
Chilean Peso, Expiring 03/18/15*	Credit Suisse International	CLP	(105,000,000)	(170,597)	(171,815)	(1,218)
Columbian Peso, Expiring 03/18/15*	Credit Suisse International	COP	(1,212,000,000)	(536,003)	(508,060)	27,943
Czech Republic Koruna, Expiring 03/18/15	Credit Suisse International	CZK	(200,000)	(8,918)	(8,745)	173
Euro, Expiring 03/18/15	Credit Suisse International	EUR	(1,883,000)	(2,328,540)	(2,280,034)	48,506
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	(4,405,000)	(6,881,129)	(6,861,659)	19,470
Hungarian Forint, Expiring 03/18/15	Credit Suisse International	HUF	(42,792,000)	(167,659)	(163,253)	4,406
Indonesian Rupiah, Expiring 03/18/15*	Credit Suisse International	IDR	(5,180,000,000)	(394,564)	(412,814)	(18,250)
Israeli Shekel, Expiring 03/18/15	Credit Suisse International	ILS	(660,000)	(166,378)	(169,253)	(2,875)
Indian Rupee, Expiring 03/18/15*	Credit Suisse International	INR	(6,107,000)	(95,140)	(95,303)	(163)
Japanese Yen, Expiring 03/18/15	Credit Suisse International	JPY	(64,206,000)	(550,240)	(536,378)	13,862
Korean Won, Expiring 03/18/15*	Credit Suisse International	KRW	(451,892,000)	(407,672)	(409,756)	(2,084)
Mexican Peso, Expiring 03/18/15	Credit Suisse International	MXN	(15,016,000)	(1,036,028)	(1,013,196)	22,832
Malaysian Ringgit, Expiring 03/18/15*	Credit Suisse International	MYR	(1,660,000)	(480,286)	(471,942)	8,344

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR GLOBAL MACRO FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Norwegian Krone, Expiring 03/18/15	Credit Suisse International	NOK	(25,826,000)	$ (3,627,814)	$ (3,458,065)	$ 169,749
New Zealand Dollar, Expiring 03/18/15	Credit Suisse International	NZD	(47,000)	(36,525)	(36,405)	120
Philippine Peso, Expiring 03/18/15*	Credit Suisse International	PHP	(2,900,000)	(64,711)	(64,609)	102
Poland Zloty, Expiring 03/18/15	Credit Suisse International	PLN	(814,000)	(239,647)	(229,170)	10,477
Russian Ruble, Expiring 03/18/15*	Credit Suisse International	RUB	(30,569,000)	(538,978)	(482,718)	56,260
Singapore Dollar, Expiring 03/18/15	Credit Suisse International	SGD	(2,012,000)	(1,530,452)	(1,516,991)	13,461
Turkish Lira, Expiring 03/18/15	Credit Suisse International	TRY	(982,000)	(412,267)	(413,964)	(1,697)
South African Rand, Expiring 03/18/15	Credit Suisse International	ZAR	(2,505,000)	(217,344)	(214,001)	3,343

				(28,899,504)	(28,393,810)	505,694

				$(6,155,599)	$(5,917,531)	$238,068

Cash	held as collateral for Credit Suisse International for forward currency exchange contracts was $280,000 at December 31, 2014.

*	Non-deliverable forward. (See Note 4).

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

CNY - Chinese Renminbi

COP - Columbian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - Taiwanese Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

MONEY MARKET FUNDS - 91.0%	SHARES	VALUE (Note 5)
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (a)	38,297,057	$38,297,057
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)(b)
(cost $49,827,080)	11,530,023	11,530,023

		49,827,080

TOTAL INVESTMENTS IN SECURITIES, AT VALUE - 91.0% (cost $49,827,080)		49,827,080

OTHER ASSETS IN EXCESS OF LIABILITIES - 9.0% (c)		4,955,067

NET ASSETS - 100.0%		$54,782,147

(a)	Represents annualized seven-day yield as of December 31, 2014.
(b)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(c)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

Total return swap contract outstanding as of December 31, 2014:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	Swiss Market Index March Futures	3/2015	CHF	1,053,556	$15,442

Money Market Fund is pledged as collateral to Goldman Sachs for total return swap contracts and total return basket swap contracts in the amount of $8,200,000 at December 31, 2014.

Open futures contracts outstanding at December 31, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
3	Barclays Capital	Amsterdam Index Futures	1/2015	$286,756	$308,563	$21,807
23	Barclays Capital	CAC40 Index Futures	1/2015	1,113,973	1,190,338	76,365
4	Barclays Capital	DAX Index Futures	3/2015	1,145,167	1,191,112	45,945
26	Barclays Capital	FTSE 100 Index Futures	3/2015	2,501,896	2,643,152	141,256
2	Barclays Capital	FTSE/MIB Index Futures	3/2015	226,723	230,745	4,022
3	Barclays Capital	Hang Seng Index Futures	1/2015	458,477	457,448	(1,029)
4	Barclays Capital	IBEX 35 Index Futures	1/2015	477,483	495,844	18,361
1	Barclays Capital	MSCI Singapore Index Futures	1/2015	57,429	57,615	186
26	Barclays Capital	OMXS30 Index Futures	1/2015	479,441	489,195	9,754
158	Barclays Capital	S&P 500 E-Mini Futures	3/2015	15,691,503	16,213,960	522,457
17	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	3/2015	2,351,214	2,492,202	140,988
6	Barclays Capital	SPI 200 Index Futures	3/2015	627,857	659,203	31,346
19	Barclays Capital	TOPIX Index Futures	3/2015	2,264,605	2,232,635	(31,970)

				27,682,524	28,662,012	979,488

Short Contracts:
37	Barclays Capital	Euro Stoxx 50 Index	3/2015	(1,353,455)	(1,402,702)	(49,247)

				$26,329,069	$27,259,310	$930,241

Cash held as collateral at Barclays Capital for futures contracts was $341,069 at December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2014:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/18/15	CitiBank	AUD	446,500	$371,524	$362,622	$(8,902)
Australian Dollar, Expiring 03/18/15	Credit Suisse International	AUD	446,500	371,516	362,623	(8,893)
Canadian Dollar, Expiring 03/18/15	CitiBank	CAD	598,000	524,447	513,903	(10,544)
Canadian Dollar, Expiring 03/18/15	Credit Suisse International	CAD	597,999	524,447	513,902	(10,545)
Swiss Franc, Expiring 03/18/15	CitiBank	CHF	445,000	457,447	448,199	(9,248)
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	445,000	457,442	448,199	(9,243)
Danish Krone, Expiring 03/18/15	CitiBank	DKK	444,500	74,215	72,272	(1,943)
Danish Krone, Expiring 03/18/15	Credit Suisse International	DKK	444,500	74,216	72,272	(1,944)
Euro, Expiring 03/18/15	CitiBank	EUR	1,175,001	1,451,092	1,422,752	(28,340)
Euro, Expiring 03/18/15	Credit Suisse International	EUR	1,175,000	1,451,090	1,422,751	(28,339)
British Pound, Expiring 03/18/15	CitiBank	GBP	655,501	1,024,433	1,021,073	(3,360)
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	655,500	1,024,439	1,021,071	(3,368)
Hong Kong Dollar, Expiring 03/18/15	CitiBank	HKD	1,222,500	157,668	157,642	(26)
Hong Kong Dollar, Expiring 03/18/15	Credit Suisse International	HKD	1,222,500	157,667	157,642	(25)
Israeli Shekel, Expiring 03/18/15	CitiBank	ILS	101,000	25,464	25,901	437
Israeli Shekel, Expiring 03/18/15	Credit Suisse International	ILS	119,000	30,106	30,517	411
Japanese Yen, Expiring 03/18/15	CitiBank	JPY	122,858,501	1,029,211	1,026,362	(2,849)
Japanese Yen, Expiring 03/18/15	Credit Suisse International	JPY	122,858,500	1,029,204	1,026,362	(2,842)
Norwegian Krone, Expiring 03/18/15	CitiBank	NOK	264,500	37,401	35,415	(1,986)
Norwegian Krone, Expiring 03/18/15	Credit Suisse International	NOK	264,500	37,400	35,416	(1,984)
New Zealand Dollar, Expiring 03/18/15	CitiBank	NZD	8,500	6,525	6,584	59
New Zealand Dollar, Expiring 03/18/15	Credit Suisse International	NZD	8,499	6,523	6,584	61
Swedish Krona, Expiring 03/18/15	CitiBank	SEK	1,128,001	150,106	144,737	(5,369)
Swedish Krona, Expiring 03/18/15	Credit Suisse International	SEK	1,128,000	150,106	144,736	(5,370)
Singapore Dollar, Expiring 03/18/15	CitiBank	SGD	96,500	73,499	72,759	(740)
Singapore Dollar, Expiring 03/18/15	Credit Suisse International	SGD	96,500	73,501	72,758	(743)

				$10,770,689	$10,625,054	$(145,635)

Money Market Fund is pledged as collateral to Credit Suisse International for forward foreign currency exchange contracts in the amount of $30,001 at December 31, 2014. Cash held as collateral at CitiBank for forward foreign currency exchange contracts was $150,000 at December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

ILS - Israeli Shekel

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

Total Return Basket Swaps* Outstanding at December 31, 2014

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the CAD/USD Overnight Forward FX Swap Rate plus or minus a specified spread, which is denominated in CAD based on the local currencies of the positions within the swap.	26 months maturity 11/09/2015	$254,435

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Canada
Agnico Eagle Mines Ltd.	1,600	$51,744	$(11,916)
Aimia, Inc.	8,300	104,673	(298)
Alimentation Couche Tard, Inc.	5,900	167,161	80,102
Bank of Montreal	700	49,237	278
Blackberry Ltd.	20,700	221,617	5,374
Canadian Imperial Bank of Commerce	1,300	113,264	(1,548)
Canadian Natural Resources Ltd.	3,700	117,616	(3,213)
Canadian Tire Corp. Ltd.	1,758	162,461	23,266
Cenovus Energy, Inc.	1,900	40,542	(1,341)
CI Financial Corp.	700	20,814	(1,359)
Dollarama, Inc.	4,200	164,159	50,577
Encana Corp.	6,700	119,100	(25,849)
Enerplus Corp.	1,200	27,307	(15,750)
Finning International, Inc.	24,746	620,825	(83,434)
Gibson Energy, Inc.	3,600	88,935	(4,684)
Gildan Activewear, Inc.	616	30,489	4,345
Intact Financial Corp.	600	40,968	2,336
Keyera Corp.	1,200	89,902	(6,166)
Linamar Corp.	9,700	506,283	86,087
Magna International, Inc.	8,463	818,579	98,504
Methanex Corp.	600	35,658	(8,096)
Metro, Inc.	535	34,854	8,110
National Bank of Canada	1,600	66,581	1,506
Open Text Corp.	968	42,913	13,419
Pembina Pipeline Corp.	1,500	53,317	1,348
Precision Drilling Corp.	3,200	38,854	(19,408)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Canada (continued)
Royal Bank of Canada	1,500	$103,527	$71
Saputo, Inc.	800	21,976	2,070
Shaw Communications, Inc.	900	22,155	2,131
ShawCor Ltd.	2,100	89,669	(13,029)
Suncor Energy, Inc.	1,400	43,278	1,187
Toronto-Dominion Bank/The	1,000	47,402	378
Vermilion Energy, Inc.	400	25,935	(6,310)
West Fraser Timber Co., Ltd.	2,300	117,304	14,286

			192,974

Total of Long Equity Positions			192,974

Short Positions

Canada
Agrium, Inc.	(500)	(47,345)	5
Barrick Gold Corp.	(16,000)	(193,457)	21,035
BCE, Inc.	(1,700)	(66,740)	(11,229)
Bombardier, Inc.	(82,000)	(281,039)	(11,868)
CAE, Inc.	(8,300)	(108,307)	574
Cameco Corp.	(5,800)	(106,541)	11,439
Canadian Pacific Railway Ltd.	(900)	(173,882)	552
Canadian Utilities Ltd.	(9,800)	(333,135)	(11,949)
CGI Group, Inc.	(6,400)	(220,976)	(23,004)
Eldorado Gold Corp.	(19,900)	(129,782)	8,512
Enbridge, Inc.	(657)	(26,050)	(7,733)
First Quantum Minerals Ltd.	(34,423)	(547,581)	58,406
Fortis, Inc.	(4,500)	(138,185)	(12,719)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Canada (continued)
Franco-Nevada Corp.	(2,100)	$(107,344)	$3,934
Goldcorp, Inc.	(5,900)	(133,397)	24,163
Loblaw Cos., Ltd.	(700)	(32,317)	(5,142)
Lundin Mining Corp.	(17,300)	(77,727)	(7,448)
Manulife Financial Corp.	(5,114)	(92,648)	(4,983)
MEG Energy Corp.	(12,700)	(246,146)	32,438
Penn West Petroleum Ltd.	(18,902)	(88,888)	49,355
Potash Corp of Saskatchewan, Inc.	(10,162)	(328,725)	(30,505)
Power Financial Corp.	(1,300)	(37,644)	(2,839)
Rogers Communications, Inc.	(2,900)	(105,760)	(7,008)
Silver Wheaton Corp.	(13,300)	(275,527)	5,017
SNC-Lavalin Group, Inc.	(8,898)	(326,259)	(13,103)
Sun Life Financial, Inc.	(339)	(10,671)	(1,561)
Teck Resources Ltd.	(15,600)	(256,662)	43,398

			107,737

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States
Valeant Pharmaceuticals International, Inc.	(1,100)	$(130,977)	$(26,506)

Total of Short Equity Positions			81,231

Total of Long and Short Equity Positions			274,205

Net Cash and Other Receivables/ (Payables) (b)			(19,770)

Swaps, at Value			$254,435

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund is pledged as collateral to Deutsche Bank in the amount of $3,300,022 at December 31, 2014.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the London Interbank Offered Rate (“LIBOR”) plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swap.	25 months maturity 08/20/2015	$320,730

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

South Africa
Mondi PLC	3,298	$54,779	$(1,202)

United Kingdom
Amec Foster Wheeler PLC	2,624	47,364	(12,707)
Anglo American PLC	6,295	125,494	(9,009)
Ashtead Group PLC	1,759	22,974	8,265
Associated British Foods PLC	2,336	106,326	7,886
AstraZeneca PLC	2,615	179,802	4,897
BAE Systems PLC	3,394	22,588	2,233
Barratt Developments PLC	47,982	296,911	52,308
Berkeley Group Holdings PLC	5,898	226,305	501

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
BT Group PLC	35,158	$207,515	$11,160
Bunzl PLC	5,715	147,404	8,837
Centrica PLC	25,306	112,766	(3,155)
Compass Group PLC	7,719	121,178	10,762
Direct Line Insurance Group PLC	17,536	78,130	1,195
Drax Group PLC	2,595	32,889	(14,306)
DS Smith PLC	6,767	34,905	(1,160)
easyJet PLC	2,709	64,843	5,264
GKN PLC	44,548	247,659	(10,542)
Hays PLC	18,527	36,200	5,483
Imperial Tobacco Group PLC	3,343	146,135	1,022
International Consolidated Airlines Group SA	13,432	78,279	22,838

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
ITV PLC	11,822	$33,264	$6,171
John Wood Group PLC	4,224	42,417	(3,341)
Kingfisher PLC	20,923	96,441	14,161
National Grid PLC	16,962	244,272	(3,586)
Next PLC	1,634	167,778	5,523
Persimmon PLC	10,556	228,425	29,394
Petrofac Ltd.	5,143	57,906	(1,878)
Rexam PLC	16,104	117,050	(3,678)
Royal Mail PLC	3,105	21,830	(1,134)
Shire PLC	4,491	289,650	28,762
Sky PLC	3,614	48,050	2,388
Smith & Nephew PLC	4,802	77,505	9,088
SSE PLC	2,579	63,927	1,237
Standard Chartered PLC	3,160	46,747	514
Tate & Lyle PLC	4,277	40,256	(179)
Taylor Wimpey PLC	50,665	93,196	14,894
Travis Perkins PLC	2,031	55,836	2,624
Vodafone Group PLC	38,927	133,962	(480)
Weir Group PLC/The	4,664	132,943	801
Whitbread PLC	717	45,948	7,116

			200,169

Total of Long Equity Positions			198,967

Short Positions

Switzerland
Coca-Cola HBC AG	(818)	(17,041)	1,466
Glencore PLC	(103,916)	(528,832)	49,174

			50,640

United Kingdom
Aberdeen Asset Management PLC	(37,928)	(249,661)	(3,818)
Aggreko PLC	(1,621)	(44,122)	6,320
Antofagasta PLC	(22,663)	(254,380)	(9,689)
ARM Holdings PLC	(24,463)	(349,555)	(26,255)
ASOS PLC	(7,089)	(268,403)	(13,440)
Burberry Group PLC	(3,645)	(84,164)	(8,314)
Croda International PLC	(718)	(26,268)	(3,367)
Diageo PLC	(2,204)	(60,074)	(3,064)
Eurasian Natural Resources Corp. Ltd.	(15)	(52)	(1)
Experian PLC	(6,992)	(113,051)	(4,813)
G4S PLC	(11,199)	(42,559)	(5,749)
Hargreaves Lansdown PLC	(14,613)	(233,326)	4,679
Informa PLC	(1,929)	(14,561)	473

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Inmarsat PLC	(36,981)	$(458,800)	$256
Intertek Group PLC	(1,985)	(81,751)	9,909
Man Group PLC	(26,453)	(40,508)	(25,317)
Marks & Spencer Group PLC	(30,259)	(217,188)	(6,886)
Meggitt PLC	(6,060)	(42,823)	(5,925)
Old Mutual PLC	(5,059)	(14,181)	(729)
Pearson PLC	(629)	(9,878)	(1,739)
Royal Bank of Scotland Group PLC	(11,303)	(58,011)	(10,759)
RSA Insurance Group PLC	(18,601)	(132,756)	7,172
Serco Group PLC	(118,179)	(438,761)	143,902
Spectris PLC	(3,964)	(110,727)	(18,730)
Standard Life PLC	(1,641)	(9,413)	(752)
Tesco PLC	(71,860)	(236,395)	26,873
William Hill PLC	(2,495)	(14,532)	512
WM Morrison Supermarkets PLC	(57,513)	(167,071)	2,971

			53,720

Total of Short Equity Positions			104,360

Total of Long and Short Equity Positions			303,327

Net Cash and Other Receivables/ (Payables) (b)			17,403

Swaps, at Value			$320,730

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the JPY/USD 1Week Forward FX Swap Rate plus or minus a specified spread, which is denominated in JPY based on the local currencies of the positions within the swap.	25 months maturity 08/20/2015	$159,723

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Japan
Aozora Bank Ltd.	27,000	$80,811	$2,764
Asahi Kasei Corp.	16,000	123,394	22,565
Astellas Pharma, Inc.	12,100	167,895	562
Bandai Namco Holdings, Inc.	11,400	243,074	(1,721)
Bank of Yokohama Ltd./The	9,000	47,472	1,410
Bridgestone Corp.	1,400	44,570	3,982
Brother Industries Ltd.	1,500	22,466	4,725
Calbee, Inc.	3,900	106,814	27,529
Casio Computer Co., Ltd.	1,900	16,731	12,334
Central Japan Railway Co.	1,100	113,388	51,476
Chiyoda Corp.	3,000	27,289	(2,434)
Chubu Electric Power Co., Inc.	3,900	46,571	(742)
Chugai Pharmaceutical Co., Ltd.	4,600	122,615	(9,674)
Citizen Holdings Co., Ltd.	7,900	52,877	7,909
Dai Nippon Printing Co., Ltd.	7,000	55,930	7,116
Daicel Corp.	21,000	239,723	5,567
Daihatsu Motor Co., Ltd.	2,700	46,340	(11,076)
Dentsu, Inc.	800	27,272	6,361
Electric Power Development Co., Ltd.	1,000	27,132	6,659
Fuji Electric Co., Ltd.	39,000	147,344	8,144
Fuji Heavy Industries Ltd.	15,600	440,747	111,294
FUJIFILM Holdings Corp.	7,600	219,500	12,403
Fujitsu Ltd.	68,000	373,126	(10,573)
Fukuoka Financial Group, Inc.	8,000	35,199	6,045
Gree, Inc.	12,500	83,190	(7,942)
Hino Motors Ltd.	3,000	37,380	2,109
Hirose Electric Co., Ltd.	100	12,467	(865)
Hitachi Chemical Co., Ltd.	1,800	26,969	4,831
Hitachi High-Technologies Corp.	9,500	254,596	18,307
Hitachi Metals Ltd.	5,000	86,293	(1,339)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Hoya Corp.	9,700	$289,505	$38,596
Inpex Corp.	1,900	24,180	(3,027)
Isuzu Motors Ltd.	11,300	144,303	(6,665)
ITOCHU Corp.	8,400	84,022	5,649
Japan Airlines Co., Ltd.	18,700	511,064	43,373
JGC Corp.	7,000	185,322	(41,214)
JTEKT Corp.	3,700	47,997	14,274
JX Holdings, Inc.	4,700	19,207	(917)
Kajima Corp.	25,000	98,486	4,322
Keyence Corp.	200	80,808	8,311
Kobe Steel Ltd.	50,000	60,985	25,140
Konica Minolta, Inc.	5,100	39,511	16,059
Mabuchi Motor Co., Ltd.	6,000	229,310	8,833
Marubeni Corp.	8,000	48,542	(675)
Mazda Motor Corp.	9,000	197,732	18,408
MEIJI Holdings Co., Ltd.	900	79,576	2,305
Mitsubishi Chemical Holdings Corp.	9,800	50,401	(2,866)
Mitsubishi Electric Corp.	24,000	255,533	29,541
Mitsubishi Materials Corp.	11,000	27,558	8,934
Mitsubishi Motors Corp.	41,600	399,182	(19,147)
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,300	20,060	162
Mitsui & Co., Ltd.	12,900	174,591	(1,820)
Murata Manufacturing Co., Ltd.	1,000	88,599	20,522
Nagoya Railroad Co., Ltd.	13,000	48,256	145
Nippon Express Co., Ltd.	17,000	81,520	4,633
Nippon Steel & Sumitomo Metal Corp.	25,000	56,082	5,933
Nippon Telegraph & Telephone Corp.	3,800	181,989	12,125
Nippon Yusen KK	5,000	12,184	1,939
Nissin Foods Holdings Co., Ltd.	700	34,676	(1,311)
Nitori Holdings Co., Ltd.	2,500	141,148	(6,827)
NOK Corp.	9,000	212,621	16,461
NTT Data Corp.	1,000	32,225	5,030
Omron Corp.	2,900	97,947	31,786
Oriental Land Co., Ltd.	700	125,478	35,952
Osaka Gas Co., Ltd.	23,000	86,135	(231)
Otsuka Corp.	2,600	92,262	(9,829)
Otsuka Holdings Co., Ltd.	7,700	242,538	(11,696)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Panasonic Corp.	33,000	$336,855	$51,834
Resona Holdings, Inc.	29,200	141,125	6,379
Rohm Co., Ltd.	6,400	340,194	45,427
Santen Pharmaceutical Co., Ltd.	1,300	71,692	(1,707)
Secom Co., Ltd.	1,200	56,729	12,217
Sekisui Chemical Co., Ltd.	20,000	232,088	8,531
Seven Bank Ltd.	3,900	14,258	2,112
Shimadzu Corp.	6,000	63,449	(2,417)
Shimizu Corp.	32,000	219,004	(1,658)
Showa Shell Sekiyu KK	6,000	53,319	5,779
Sojitz Corp.	34,600	48,920	(601)
Sony Corp.	9,300	198,552	(8,746)
Sumitomo Electric Industries Ltd.	900	10,207	1,034
Sumitomo Heavy Industries Ltd.	15,000	78,423	2,262
Sumitomo Metal Mining Co., Ltd.	2,000	23,199	6,631
Sumitomo Mitsui Financial Group, Inc.	600	25,846	(4,155)
Suruga Bank Ltd.	1,900	30,584	4,333
Suzuki Motor Corp.	8,800	223,176	40,537
Sysmex Corp.	500	18,358	3,833
T&D Holdings, Inc.	3,100	31,900	5,262
Taiheiyo Cement Corp.	5,000	15,839	(152)
Taisei Corp.	22,000	101,380	23,404
TDK Corp.	2,800	131,505	33,402
THK Co., Ltd.	600	11,378	3,041
Tohoku Electric Power Co., Inc.	19,300	207,818	16,766
Tokio Marine Holdings, Inc.	1,400	34,407	11,062
Tokyo Electric Power Co., Inc.	14,600	48,118	11,264
Tokyo Gas Co., Ltd.	43,000	213,871	18,143
Toppan Printing Co., Ltd.	3,000	20,041	(549)
TOTO Ltd.	24,000	295,676	(16,491)
Toyo Suisan Kaisha Ltd.	1,000	27,294	4,905
USS Co., Ltd.	6,700	95,683	7,260
West Japan Railway Co.	4,000	183,920	5,193
Yamaha Motor Co., Ltd.	11,300	217,720	8,353

			832,422

Total of Long Equity Positions			832,422

Short Positions

Japan
Acom Co., Ltd.	(114,500)	(306,683)	(42,868)
Advantest Corp.	(33,900)	(366,439)	(53,730)
Aeon Co., Ltd.	(54,200)	(533,126)	(11,556)
AEON Financial Service Co., Ltd.	(19,100)	(383,777)	6,535
Amada Co., Ltd.	(2,000)	(12,308)	(4,830)
Asahi Group Holdings Ltd.	(500)	(10,903)	(4,565)
Asics Corp.	(1,800)	(28,037)	(15,296)
Canon, Inc.	(400)	(10,419)	(2,293)
Credit Saison Co., Ltd.	(2,800)	(50,583)	(1,487)
Daiichi Sankyo Co., Ltd.	(1,600)	(23,468)	1,096
Daikin Industries Ltd.	(5,600)	(362,895)	3,801

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Daiwa Securities Group, Inc.	(18,000)	$(146,028)	$5,086
Denso Corp.	(3,200)	(127,629)	(21,516)
Disco Corp.	(200)	(9,790)	(6,206)
Don Quijote Holdings Co., Ltd.	(1,400)	(73,882)	(22,363)
Eisai Co., Ltd.	(1,200)	(39,225)	(7,183)
Fast Retailing Co., Ltd.	(900)	(301,964)	(25,541)
GS Yuasa Corp.	(32,000)	(152,359)	16,303
Hitachi Construction Machinery Co., Ltd.	(1,800)	(31,111)	(6,947)
Hitachi Ltd.	(10,000)	(62,360)	(11,447)
Hokkaido Electric Power Co., Inc.	(22,800)	(128,919)	(53,594)
Honda Motor Co., Ltd.	(1,500)	(47,547)	3,541
IHI Corp.	(28,000)	(135,530)	(6,275)
Isetan Mitsukoshi Holdings Ltd.	(38,000)	(464,767)	(5,453)
J Front Retailing Co., Ltd.	(10,700)	(126,646)	2,719
Japan Display, Inc.	(38,500)	(121,309)	3,807
Japan Steel Works Ltd./The	(77,000)	(273,327)	891
JFE Holdings, Inc.	(1,200)	(27,387)	626
Kakaku.com, Inc.	(8,100)	(117,238)	1,354
Kansai Electric Power Co., Inc./The	(23,800)	(203,461)	(22,951)
Kawasaki Heavy Industries Ltd.	(5,000)	(19,775)	(2,963)
Kintetsu Corp.	(8,000)	(23,869)	(2,434)
Komatsu Ltd.	(2,100)	(38,004)	(8,423)
Konami Corp.	(3,700)	(74,195)	6,361
Kubota Corp.	(13,000)	(190,582)	1,890
Kyocera Corp.	(1,200)	(52,196)	(2,716)
Kyowa Hakko Kirin Co., Ltd.	(1,000)	(11,304)	1,888
Kyushu Electric Power Co., Inc.	(11,800)	(114,706)	(3,473)
LIXIL Group Corp.	(2,500)	(45,568)	(7,046)
Marui Group Co., Ltd.	(47,500)	(394,747)	(33,689)
Mitsubishi Gas Chemical Co., Inc.	(2,000)	(9,020)	(1,018)
Mitsui Chemicals, Inc.	(19,000)	(38,288)	(15,527)
Mitsui OSK Lines Ltd.	(72,000)	(203,863)	(9,454)
Nidec Corp.	(3,000)	(178,916)	(14,841)
Nikon Corp.	(2,400)	(39,785)	7,896
Nippon Electric Glass Co., Ltd.	(52,000)	(222,098)	(11,880)
Nissan Motor Co., Ltd.	(11,300)	(90,866)	(7,690)
Nomura Holdings, Inc.	(20,100)	(114,072)	325
Obayashi Corp.	(49,000)	(288,406)	(27,457)
Odakyu Electric Railway Co., Ltd.	(3,000)	(25,814)	(760)
Olympus Corp.	(3,500)	(89,398)	(33,208)
Ono Pharmaceutical Co., Ltd.	(200)	(14,403)	(3,304)
Rakuten, Inc.	(47,600)	(523,435)	(138,473)
Ricoh Co., Ltd.	(10,100)	(99,588)	(2,514)
Sega Sammy Holdings, Inc.	(13,200)	(182,608)	13,725
Showa Denko KK	(13,000)	(15,531)	(470)
Softbank Corp.	(1,500)	(98,427)	9,142

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Sumco Corp.	(9,900)	$(146,885)	$5,156
Sumitomo Corp.	(2,100)	(19,543)	(2,026)
Sumitomo Dainippon Pharma Co., Ltd.	(5,900)	(87,930)	30,796
Takeda Pharmaceutical Co., Ltd.	(1,000)	(37,633)	(3,765)
Teijin Ltd.	(11,000)	(21,226)	(8,011)
Terumo Corp.	(2,100)	(41,924)	(5,738)
Toray Industries, Inc.	(6,000)	(47,168)	(772)
Toshiba Corp.	(27,000)	(110,746)	(3,122)
Toyota Industries Corp.	(200)	(7,255)	(2,995)
Toyota Motor Corp.	(2,500)	(132,952)	(22,842)
Unicharm Corp.	(900)	(13,008)	(8,564)
Yahoo Japan Corp.	(121,000)	(427,957)	(5,698)
Yakult Honsha Co., Ltd.	(200)	(6,513)	(4,044)
Yamato Holdings Co., Ltd.	(14,800)	(300,834)	7,769
Yaskawa Electric Corp.	(49,300)	(582,609)	(47,106)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Yokogawa Electric Corp.	(15,600)	$(183,346)	$12,166
Yokohama Rubber Co., Ltd./The	(3,000)	(23,719)	(3,595)

			(628,846)

Total of Short Equity Positions			(628,846)

Total of Long and Short Equity Positions			203,576

Net Cash and Other Receivables/ (Payables) (b)			(43,853)

Swaps, at Value			$159,723

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Association of Singapore Banks Rate plus or minus a specified spread, which is denominated in SGD based on the local currencies of the positions within the swap.	25 months maturity 08/20/2015	$16,037

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Singapore
ComfortDelGro Corp. Ltd.	145,000	$279,192	$4,561
Noble Group Ltd.	181,000	151,478	2,940
Singapore Airlines Ltd.	8,000	62,676	7,112

			14,613

Total of Long Equity Positions			14,613

Short Positions

Singapore
CapitaLand Ltd.	(88,000)	(207,345)	(11,454)
Global Logistic Properties Ltd.	(65,000)	(125,183)	3,996

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Singapore (continued)
Golden Agri-Resources Ltd.	(71,000)	$(27,630)	$3,057
Keppel Corp. Ltd.	(3,000)	(24,012)	4,016

			(385)

Total of Short Equity Positions			(385)

Total of Long and Short Equity Positions			14,228

Net Cash and Other Receivables/ (Payables) (b)			1,809

Swaps, at Value			$16,037

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the HKD/USD 1 Week Forward FX Swap Rate plus or minus a specified spread, which is denominated in HKD based on the local currencies of the positions within the swap.	22-26 months maturity ranging from 05/22/2015 - 08/22/2015	$62,785

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Hong Kong
Bank of East Asia Ltd.	31,200	$124,489	$811
BOC Hong Kong Holdings Ltd.	7,000	22,765	560
Cheung Kong Holdings Ltd.	36,000	614,913	(12,027)
CLP Holdings Ltd.	19,000	164,447	82
Hutchison Whampoa Ltd.	11,000	141,284	(15,536)
Hysan Development Co., Ltd.	100,000	451,929	(8,129)
Kerry Properties Ltd.	20,500	70,519	3,434
Li & Fung Ltd.	224,000	221,477	(12,550)
MGM China Holdings Ltd.	32,400	115,060	(33,253)
MTR Corp. Ltd.	83,500	328,923	12,697
Power Assets Holdings Ltd.	26,500	244,637	11,565
Sands China Ltd.	10,800	71,814	(19,238)
Sino Land Co., Ltd.	216,000	351,845	(5,100)
SJM Holdings Ltd.	140,000	280,722	(59,396)
Swire Pacific Ltd.	5,000	57,020	7,883
Swire Properties Ltd.	17,400	55,722	(4,524)

			(132,721)

United States
Samsonite International SA	4,800	15,065	(840)

Total of Long Equity Positions			(133,561)

Short Positions

Hong Kong
AIA Group Ltd.	(6,200)	(31,290)	(2,906)
ASM Pacific Technology Ltd.	(26,800)	(266,883)	11,709
Cathay Pacific Airways Ltd.	(105,000)	(214,549)	(14,385)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong (continued)
Galaxy Entertainment Group Ltd.	(25,000)	$(148,501)	$9,583
Hang Lung Properties Ltd.	(73,000)	(213,207)	9,559
Hong Kong & China Gas Co., Ltd.	(325,200)	(732,474)	(8,443)
Melco International Development Ltd.	(258,000)	(623,487)	58,694
Sun Hung Kai Properties Ltd.	(5,031)	(67,729)	(8,493)
Techtronic Industries Co., Ltd.	(31,000)	(95,695)	(3,756)
Wharf Holdings Ltd.	(22,000)	(157,158)	(782)
Wynn Macau Ltd.	(108,000)	(359,567)	58,263
Xinyi Glass Holdings Ltd.	(546,000)	(362,787)	88,548

			197,591

Total of Short Equity Positions			197,591

Total of Long and Short Equity Positions			64,030

Net Cash and Other Receivables/ (Payables) (b)			(1,245)

Swaps, at Value			$62,785

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the AUD/USD Overnight Forward FX Swap Rate plus or minus a specified spread, which is denominated in AUD based on the local currencies of the positions within the swap.	25 months maturity 08/20/2015	$123,265

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Australia
Amcor Ltd.	21,382	$191,135	$44,117
BlueScope Steel Ltd.	4,351	17,775	1,919
Boral Ltd.	8,761	36,270	1,326
Caltex Australia Ltd.	2,917	41,727	39,212
Challenger Ltd.	29,188	162,940	(8,754)
Coca-Cola Amatil Ltd.	5,000	38,349	(599)
CSL Ltd.	468	27,216	5,659
Macquarie Group Ltd.	7,781	370,280	(3,352)
Qantas Airways Ltd.	90,622	160,798	15,218
Rio Tinto Ltd.	873	43,035	(2,108)
Sonic Healthcare Ltd.	1,015	14,490	780
Telstra Corp. Ltd.	86,031	397,302	20,364
WorleyParsons Ltd.	1,652	21,459	(7,927)

			105,855

Ireland
James Hardie Industries PLC	2,088	20,382	1,908

Total of Long Equity Positions			107,763

Short Positions

Australia
AMP Ltd.	(7,147)	(29,570)	(2,261)
Cochlear Ltd.	(1,610)	(73,889)	(27,681)
Flight Centre Travel Group Ltd.	(1,062)	(34,484)	6,372
Fortescue Metals Group Ltd.	(24,617)	(64,361)	10,311
Iluka Resources Ltd.	(48,435)	(288,641)	56,030

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Australia (continued)
Orica Ltd.	(2,982)	$(45,714)	$20
QBE Insurance Group Ltd.	(17,330)	(163,554)	6,190
REA Group Ltd.	(1,082)	(40,018)	347
Santos Ltd.	(8,716)	(59,361)	1,140
Seek Ltd.	(8,307)	(83,742)	(32,091)
Westpac Banking Corp.	(2,617)	(74,409)	4,023

			22,400

Total of Short Equity Positions			22,400

Total of Long and Short Equity Positions			130,163

Net Cash and Other Receivables/ (Payables) (b)			(6,898)

Swaps, at Value			$123,265

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the LIBOR, plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	12 months maturity 05/22/2015	$(2,219)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Hong Kong
Jardine Matheson Holdings Ltd.	(3,600)	$(216,557)	$(2,195)

Net Cash and Other Receivables/ (Payables) (b)			(24)

Swaps, at Value			$(2,219)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

Total Return Basket Swaps* Outstanding at December 31, 2014

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the LIBOR, plus or minus a specified, which is denominated in USD based on the local currencies of the positions within the swap.	2-13 months maturity 02/20/2015	$2,324,811

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Canada
Domtar Corp.	6,400	$273,898	$(16,490)

Ireland
Seagate Technology PLC	1,000	50,756	15,744

Singapore
Flextronics International Ltd.	43,200	457,176	25,800

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Switzerland
TE Connectivity Ltd.	3,900	$235,579	$11,096

United Kingdom
Delphi Automotive PLC	2,300	157,247	10,009

United States
Abbott Laboratories	600	21,864	5,148
AbbVie, Inc.	6,500	422,683	2,677
Abercrombie & Fitch Co.	4,000	122,841	(8,281)
Activision Blizzard, Inc.	17,700	342,144	14,511
Acuity Brands, Inc.	500	69,996	39

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Adobe Systems, Inc.	1,000	$74,648	$(1,948)
Advance Auto Parts, Inc.	200	23,335	8,521
AES Corp.	3,500	47,627	568
Aetna, Inc.	6,700	535,474	59,687
Aflac, Inc.	2,800	166,709	4,343
AGCO Corp.	500	27,705	(5,105)
Agilent Technologies, Inc.	1,000	39,030	1,910
Akamai Technologies, Inc.	4,900	290,257	18,247
Alaska Air Group, Inc.	3,000	130,115	49,165
Alexion Pharmaceuticals, Inc.	2,100	355,718	32,845
Alliant Techsystems, Inc.	400	52,776	(6,276)
Alnylam Pharmaceuticals, Inc.	300	27,876	1,224
Amdocs Ltd.	1,700	77,703	1,610
American Airlines Group, Inc.	3,200	125,894	45,722
American International Group, Inc.	900	46,029	4,380
Ameriprise Financial, Inc.	4,900	596,325	51,700
Amgen, Inc.	2,900	445,399	16,542
ANN, Inc.	2,200	84,378	(4,122)
ANSYS, Inc.	800	61,537	4,063
Anthem, Inc.	1,600	160,361	40,711
AO Smith Corp.	1,400	65,327	13,647
American Electric Power Co., Inc.	3,200	182,652	11,652
American Express Co.	700	62,093	3,035
Apollo Education Group, Inc.	10,300	307,294	44,039
Apple, Inc.	900	101,536	(2,194)
Applied Materials, Inc.	1,600	35,953	3,919
Archer-Daniels-Midland Co.	7,100	348,575	20,625
ARRIS Group, Inc.	15,400	451,695	13,231
Arrow Electronics, Inc.	9,900	569,753	3,358
Ashland, Inc.	300	28,587	7,341
Assurant, Inc.	800	53,271	1,473
Assured Guaranty Ltd.	1,900	39,797	9,584
Atmel Corp.	27,600	219,442	12,260
Atwood Oceanics, Inc.	600	28,667	(11,645)
Autodesk, Inc.	700	34,192	7,850
Avery Dennison Corp.	900	44,693	1,999
Avnet, Inc.	5,500	238,648	(2,038)
Avon Products, Inc.	8,300	80,346	(2,409)
Axis Capital Holdings Ltd.	300	13,668	1,659
Babcock & Wilcox Co./The	1,900	55,984	1,586
Bed Bath & Beyond, Inc.	1,500	102,054	12,201
Best Buy Co., Inc.	6,900	234,594	34,368
Big Lots, Inc.	19,000	803,508	(43,128)
Biogen Idec, Inc.	2,000	641,921	36,979
Boston Scientific Corp.	16,700	217,647	3,628
Brinker International, Inc.	2,500	139,470	7,255
Bristol-Myers Squibb Co.	300	16,154	1,555
Broadcom Corp.	6,100	238,798	25,515
Broadridge Financial Solutions, Inc.	3,800	166,526	8,958

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Brocade Communications Systems, Inc.	63,300	$660,421	$89,051
CA, Inc.	9,200	277,878	2,262
Capital One Financial Corp.	800	65,229	811
Cardinal Health, Inc.	900	60,188	12,469
Carter’s, Inc.	1,200	93,123	11,649
CBOE Holdings, Inc.	1,300	64,726	17,720
CBS Corp.	600	36,803	(3,599)
Celanese Corp.	1,300	76,147	1,801
Celgene Corp.	1,600	152,104	26,872
Centene Corp.	1,100	109,127	5,108
CF Industries Holdings, Inc.	300	71,602	10,160
Chico’s FAS, Inc.	7,800	122,307	4,131
Cigna Corp.	4,100	399,570	22,361
Cimarex Energy Co.	300	29,716	2,084
Cintas Corp.	1,900	129,638	19,398
Cisco Systems, Inc.	9,400	247,019	14,442
Citrix Systems, Inc.	3,200	206,445	(2,285)
Civeo Corp.	9,500	116,865	(77,820)
Cleco Corp.	400	21,377	439
Cliffs Natural Resources, Inc.	50,800	377,685	(14,973)
Coach, Inc.	7,200	248,742	21,690
Coca-Cola Enterprises, Inc.	4,000	175,011	1,869
Cognizant Technology Solutions Corp.	3,300	170,902	2,876
CommVault Systems, Inc.	1,500	62,314	15,221
Compass Minerals International, Inc.	700	60,226	555
Computer Sciences Corp.	1,900	113,372	6,423
Con-way, Inc.	2,600	127,143	725
Corning, Inc.	14,100	295,703	27,610
CR Bard, Inc.	2,300	391,290	(8,064)
CSX Corp.	3,300	120,943	(1,384)
Cummins, Inc.	1,800	252,944	6,562
CVS Health Corp.	1,500	137,569	6,896
Danaher Corp.	1,200	96,818	6,034
Deckers Outdoor Corp.	1,300	105,393	12,959
Delta Air Lines, Inc.	21,400	870,715	181,951
Dillards, Inc.	1,500	141,826	45,944
Discover Financial Services	1,100	59,989	12,050
DISH Network Corp.	800	49,498	8,814
Dollar General Corp.	4,500	296,490	21,660
Dollar Tree, Inc.	6,900	454,786	30,836
Domino’s Pizza, Inc.	200	14,658	4,176
Dover Corp.	800	67,047	(9,671)
Dow Chemical Co./The	2,300	113,832	(8,929)
DR Horton, Inc.	900	18,726	4,035
Dr. Pepper Snapple Group, Inc.	3,100	220,166	2,042
DST Systems, Inc.	1,800	170,037	(567)
DSW, Inc.	1,100	40,579	451
DTE Energy Co.	400	26,459	8,089
Dun & Bradstreet Corp./The	500	57,094	3,386

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
eBay, Inc.	8,400	$448,513	$22,895
Edwards Lifesciences Corp.	4,300	504,878	42,856
Electronic Arts, Inc.	5,400	213,739	40,142
EMC Corp.	3,500	98,910	5,180
Emerson Electric Co.	600	39,632	(2,594)
EOG Resources, Inc.	300	35,367	(7,746)
Equifax, Inc.	500	37,666	2,769
Exelis, Inc.	10,600	188,039	(2,221)
Expedia, Inc.	800	59,555	8,733
F5 Networks, Inc.	400	48,505	3,681
Facebook, Inc.	800	51,799	10,617
Fairchild Semiconductor International, Inc.	17,500	249,620	45,780
FedEx Corp.	1,100	195,629	(4,603)
Fifth Third BanCorp.	1,000	21,550	(1,175)
First Solar, Inc.	400	22,074	(4,236)
Flowserve Corp.	400	30,848	(6,916)
Fluor Corp.	500	40,609	(10,294)
FNF Group	700	21,190	2,925
Foot Locker, Inc.	5,900	294,301	37,161
Ford Motor Co.	10,800	165,044	2,356
Fortinet, Inc.	1,900	48,753	9,501
Fossil Group, Inc.	2,600	285,454	2,470
Franklin Resources, Inc.	1,300	73,368	(1,387)
GameStop Corp.	700	25,908	(2,248)
Gannett Co., Inc.	9,600	293,407	13,121
Gap, Inc./The	6,900	263,497	27,062
General Dynamics Corp.	4,200	599,951	(21,947)
General Motors Co.	4,900	154,447	16,612
Genworth Financial, Inc.	17,800	151,045	255
Gilead Sciences, Inc.	12,000	1,194,114	(62,994)
Goodyear Tire & Rubber Co./The	2,500	66,556	4,869
Google, Inc.	300	170,169	(10,971)
Guess?, Inc.	600	15,936	(3,288)
Halliburton Co.	6,600	276,784	(17,206)
Harman International Industries, Inc.	1,700	174,858	6,549
Harris Corp.	200	14,108	256
HCA Holdings, Inc.	8,000	543,418	43,702
Health Net, Inc.	11,900	534,349	102,658
Hess Corp.	800	61,454	(2,398)
Hewlett-Packard Co.	16,100	558,949	87,144
Home Depot, Inc./The	2,600	262,070	10,852
Hubbell, Inc.	1,000	109,068	(2,238)
Humana, Inc.	2,900	349,133	67,394
Huntington Ingalls Industries, Inc.	3,100	328,042	20,584
IAC/InterActiveCorp.	2,200	153,685	(19,947)
IDEX Corp.	400	29,303	1,833
IDEXX Laboratories, Inc.	600	87,107	1,855
IHS, Inc.	2,200	263,168	(12,632)
Illinois Tool Works, Inc.	100	8,266	1,204
Informatica Corp.	4,700	161,767	17,467
Ingersoll-Rand PLC	800	47,286	3,426
Ingram Micro, Inc.	7,400	206,429	(1,893)
Integrated Device Technology, Inc.	13,700	217,406	51,114
Intel Corp.	9,800	335,678	19,964
International Business Machines Corp.	800	130,516	(2,164)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
International Paper Co.	4,500	$245,920	$(4,810)
Interpublic Group of Cos., Inc./The	3,000	56,904	5,406
Intuit, Inc.	200	14,759	3,679
Invesco Ltd.	5,100	188,864	12,688
ITT Corp.	3,300	141,524	(8,006)
Jabil Circuit, Inc.	10,500	221,340	7,875
JetBlue Airways Corp.	5,300	80,951	3,107
Johnson & Johnson	1,200	120,681	4,803
JPMorgan Chase & Co.	1,700	99,630	6,756
Juniper Networks, Inc.	11,700	243,286	17,858
KBR, Inc.	10,100	209,597	(38,402)
KeyCorp.	1,000	13,540	360
Kimberly-Clark Corp.	100	9,611	1,943
KLA-Tencor Corp.	600	37,644	4,548
Knowles Corp.	1,400	27,461	5,509
Kroger Co./The	2,600	114,270	52,676
L Brands, Inc.	600	50,954	976
L-3 Communications Holdings, Inc.	2,300	279,948	10,335
Lam Research Corp.	700	45,155	10,383
Lear Corp.	2,900	260,501	23,931
Lennox International, Inc.	900	77,658	7,905
Lexmark International, Inc.	4,600	192,344	(2,502)
LifePoint Hospitals, Inc.	2,100	143,858	7,153
Lincoln Electric Holdings, Inc.	700	47,233	1,130
Lincoln National Corp.	2,100	111,641	9,466
Lockheed Martin Corp.	1,100	197,694	14,133
Lowe’s Cos., Inc.	3,700	230,194	24,366
LyondellBasell Industries NV	8,000	699,567	(64,447)
Macy’s, Inc.	600	34,235	5,215
ManpowerGroup, Inc.	3,900	286,628	(20,765)
Marathon Oil Corp.	900	29,912	(4,451)
Marathon Petroleum Corp.	2,500	218,276	7,374
Marvell Technology Group Ltd.	20,700	293,554	6,596
Masco Corp.	4,900	108,135	15,345
MasterCard, Inc.	500	39,140	3,940
McGraw Hill Financial, Inc.	1,300	104,306	11,368
Medivation, Inc.	400	44,018	(4,174)
Medtronic, Inc.	1,100	64,139	15,281
Merck & Co., Inc.	6,700	394,474	(13,981)
MetLife, Inc.	200	9,904	914
Micron Technology, Inc.	7,100	230,129	18,441
Microsoft Corp.	8,900	386,405	27,000
Molson Coors Brewing Co.	2,200	164,681	(737)
Monster Beverage Corp.	2,500	199,495	71,380
Moody’s Corp.	500	48,174	(269)
Morgan Stanley	2,800	95,255	13,385
Mosaic Co./The	400	19,332	(1,072)
Myriad Genetics, Inc.	2,100	55,658	15,868
NASDAQ OMX Group, Inc./The	4,700	192,792	32,620
National Oilwell Varco, Inc.	300	22,725	(3,066)
Navient Corp.	17,900	328,754	58,065

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
NCR Corp.	4,900	$137,363	$5,423
NetApp, Inc.	9,900	401,553	8,802
NeuStar, Inc.	1,300	32,695	3,445
Newfield Exploration Co.	2,500	80,505	(12,705)
News Corp.	800	13,008	(456)
NIKE, Inc.	3,300	302,219	15,076
Norfolk Southern Corp.	500	55,286	(481)
Northrop Grumman Corp.	3,000	399,255	42,915
NVIDIA Corp.	13,700	268,975	5,710
Oil States International, Inc.	1,700	71,755	11,375
Old Republic International Corp.	1,000	16,790	(2,160)
ON Semiconductor Corp.	21,900	179,350	42,497
Oracle Corp.	9,300	366,005	52,216
O’Reilly Automotive, Inc.	200	37,628	896
Oshkosh Corp.	1,500	78,395	(5,420)
Parker Hannifin Corp.	1,200	144,152	10,588
Patterson-UTI Energy, Inc.	10,300	214,144	(43,267)
PepsiCo, Inc.	300	28,949	(581)
Pfizer, Inc.	9,500	287,683	8,242
Pilgrim’s Pride Corp.	9,100	279,499	18,890
Pitney Bowes, Inc.	16,000	400,866	(10,946)
Priceline Group, Inc./The	100	123,391	(9,370)
Procter & Gamble Co./The	500	44,975	570
PTC, Inc.	6,400	236,602	(2,042)
Public Service Enterprise Group, Inc.	6,200	247,977	8,765
PulteGroup, Inc.	7,100	134,953	17,413
Quintiles Transnational Holdings, Inc.	1,100	62,854	1,903
Rackspace Hosting, Inc.	6,100	208,601	76,940
Ralph Lauren Corp.	500	80,138	12,442
Raytheon Co.	2,000	191,815	24,525
Red Hat, Inc.	200	11,427	2,401
Reinsurance Group of America, Inc.	2,600	210,469	17,343
Reliance Steel & Aluminum Co.	300	22,824	(4,443)
RF Micro Devices, Inc.	5,900	54,168	43,713
Rite Aid Corp.	28,600	148,631	66,441
Robert Half International, Inc.	200	8,387	3,289
Rock-Tenn Co.	4,600	235,904	44,604
Rockwell Automation, Inc.	800	91,553	(2,593)
Ross Stores, Inc.	1,100	84,003	19,683
Ryder System, Inc.	500	37,150	9,275
SeaWorld Entertainment, Inc.	3,400	60,055	805
SEI Investments Co.	3,400	124,079	12,057
Skyworks Solutions, Inc.	5,800	269,720	151,998
SM Energy Co.	3,800	147,993	(1,389)
Snap-on, Inc.	100	9,989	3,685
SolarWinds, Inc.	900	46,316	(1,469)
Sonoco Products Co.	1,000	43,430	270
Southwest Airlines Co.	3,600	76,365	75,987
Spirit AeroSystems Holdings, Inc.	7,300	285,301	28,891

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Spirit Airlines, Inc.	1,600	$134,866	$(13,938)
SPX Corp.	400	39,888	(5,520)
State Street Corp.	5,500	402,232	29,518
Stryker Corp.	100	7,820	1,613
Superior Energy Services, Inc.	11,800	275,137	(37,367)
SUPERVALU, Inc.	37,400	329,740	33,040
Symantec Corp.	13,900	345,795	10,810
Teradyne, Inc.	2,200	41,989	1,549
Tesoro Corp.	500	36,320	855
Texas Instruments, Inc.	700	35,950	1,476
Thermo Fisher Scientific, Inc.	500	59,334	3,311
Thoratec Corp.	6,800	189,919	30,809
Time Warner, Inc.	2,700	219,671	10,963
Timken Co./The	10,300	443,310	(3,706)
TJX Cos., Inc./The	3,700	221,710	32,036
Towers Watson & Co.	800	94,944	(4,408)
Travelers Cos., Inc./The	100	8,647	1,938
Trinity Industries, Inc.	3,800	136,306	(29,868)
TripAdvisor, Inc.	1,800	124,068	10,320
Tupperware Brands Corp.	1,800	116,231	(2,831)
Tyco International PLC	300	13,284	(126)
Tyson Foods, Inc.	5,700	229,726	(1,213)
Ulta Salon Cosmetics & Fragrance, Inc.	400	51,992	(856)
Union Pacific Corp.	1,200	132,267	10,689
United States Steel Corp.	6,200	199,673	(33,885)
United Therapeutics Corp.	6,100	744,370	45,519
UnitedHealth Group, Inc.	400	32,635	7,801
Universal Health Services, Inc.	100	10,940	186
Unum Group	6,500	216,916	9,803
Urban Outfitters, Inc.	6,600	204,276	27,582
Valero Energy Corp.	8,900	438,914	1,636
VCA, Inc.	1,700	54,784	28,125
VF Corp.	1,000	58,717	16,183
Viacom, Inc.	1,800	140,551	(5,101)
Voya Financial, Inc.	4,000	162,677	6,843
WABCO Holdings, Inc.	900	91,058	3,244
Waddell & Reed Financial, Inc.	7,200	374,348	(15,644)
Waters Corp.	500	57,590	(1,230)
Western Digital Corp.	4,000	370,134	72,666
Westlake Chemical Corp.	1,300	83,545	(4,128)
Whirlpool Corp.	1,300	204,983	46,879
Whiting Petroleum Corp.	2,200	93,062	(20,462)
Williams-Sonoma, Inc.	2,900	213,751	5,721
Xerox Corp.	17,000	212,650	22,970
Xilinx, Inc.	900	38,969	(8)
Yahoo!, Inc.	2,400	84,904	36,320
Yum! Brands, Inc.	600	43,610	100
Zebra Technologies Corp.	3,500	245,528	25,407

			3,124,863

Total of Long Equity Positions			3,171,022

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Hong Kong
Michael Kors Holdings Ltd.	(6,600)	$(510,749)	$15,089

Ireland
Alkermes PLC	(8,400)	(405,117)	(86,787)
Endo International PLC	(8,800)	(583,856)	(50,800)

			(137,587)

Netherlands
Chicago Bridge & Iron Co. NV	(17,100)	(879,781)	161,923
Core Laboratories NV	(5,600)	(751,021)	77,117
Sensata Technologies Holding NV	(11,400)	(535,191)	(62,283)

			176,757

Panama
Copa Holdings SA	(1,500)	(183,073)	27,612

Switzerland
Weatherford International PLC	(3,600)	(50,162)	8,942

United Kingdom
Aon PLC	(1,100)	(101,126)	(3,187)
Ensco PLC	(10,000)	(349,195)	49,695
Liberty Global PLC	(7,600)	(333,103)	(48,455)
Noble Corp. PLC	(8,100)	(139,631)	5,414
Willis Group Holdings PLC	(7,000)	(293,970)	(19,700)

			(16,233)

United States
Actavis PLC	(1,500)	(380,412)	(5,703)
ADT Corp./The	(8,400)	(277,148)	(27,184)
AECOM Technology Corp.	(6,100)	(196,306)	11,049
Air Lease Corp.	(2,800)	(100,000)	3,932
Airgas, Inc.	(400)	(45,650)	(422)
Alcoa, Inc.	(3,800)	(61,711)	1,709
Allegheny Technologies, Inc.	(8,100)	(273,920)	(7,717)
Alliance Data Systems Corp.	(2,300)	(634,855)	(23,060)
Altera Corp.	(1,000)	(32,164)	(4,776)
Amazon.com, Inc.	(1,000)	(314,432)	4,082
AMC Networks, Inc.	(400)	(26,102)	594
American Eagle Outfitters, Inc.	(4,000)	(46,478)	(9,042)
AmerisourceBergen Corp.	(400)	(31,169)	(4,895)
AMETEK, Inc.	(2,400)	(128,062)	1,750
Amphenol Corp.	(3,100)	(146,764)	(20,047)
Apache Corp.	(1,100)	(75,962)	7,025
Armstrong World Industries, Inc.	(1,200)	(67,578)	6,234
Arthur J Gallagher & Co.	(500)	(23,125)	(415)
AT&T, Inc.	(4,300)	(146,379)	1,942
AutoNation, Inc.	(700)	(33,167)	(9,120)
Avis Budget Group, Inc.	(2,200)	(131,151)	(14,775)
B/E Aerospace, Inc.	(3,000)	(162,326)	(11,734)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Ball Corp.	(300)	$(19,811)	$(640)
Bill Barrett Corp.	(11,700)	(206,669)	73,406
BioMarin Pharmaceutical, Inc.	(4,100)	(328,548)	(42,092)
Boeing Co./The	(600)	(75,078)	(2,910)
BorgWarner, Inc.	(3,400)	(192,064)	5,234
Brookdale Senior Living, Inc.	(18,300)	(598,480)	(72,581)
Brown-Forman Corp.	(900)	(74,615)	(4,441)
Cabela’s, Inc.	(8,300)	(459,567)	22,074
Cablevision Systems Corp.	(1,200)	(19,634)	(5,134)
Cabot Oil & Gas Corp.	(8,000)	(254,229)	17,349
Calpine Corp.	(2,100)	(40,019)	(6,454)
Campbell Soup Co.	(1,700)	(71,377)	(3,423)
CarMax, Inc.	(6,600)	(337,361)	(102,067)
Carnival Corp.	(2,000)	(80,698)	(9,962)
Catamaran Corp.	(7,100)	(333,218)	(34,207)
CenterPoint Energy, Inc.	(500)	(12,000)	285
CenturyLink, Inc.	(3,100)	(90,936)	(31,762)
CH Robinson Worldwide, Inc.	(1,000)	(54,817)	(20,073)
Charles Schwab Corp./The	(700)	(18,739)	(2,394)
Charter Communications, Inc.	(300)	(41,084)	(8,902)
Cheniere Energy, Inc.	(3,300)	(232,608)	288
Chesapeake Energy Corp.	(3,500)	(73,141)	4,646
Church & Dwight Co., Inc.	(300)	(19,659)	(3,984)
Ciena Corp.	(11,600)	(226,096)	940
Citigroup, Inc.	(2,000)	(102,032)	(6,188)
Clean Harbors, Inc.	(4,900)	(262,777)	27,332
Clorox Co./The	(700)	(61,446)	(11,501)
CME Group, Inc.	(2,300)	(208,554)	4,659
Cobalt International Energy, Inc.	(9,500)	(92,325)	7,870
Colfax Corp.	(7,300)	(377,291)	830
Community Health Systems, Inc.	(3,100)	(144,202)	(22,950)
ConAgra Foods, Inc.	(1,100)	(34,461)	(5,447)
Concho Resources, Inc.	(700)	(73,831)	4,006
CONSOL Energy, Inc.	(5,100)	(184,997)	12,566
Constellation Brands, Inc.	(400)	(35,593)	(3,675)
CoStar Group, Inc.	(2,500)	(394,847)	(64,228)
Covanta Holding Corp.	(23,700)	(556,513)	34,876
Cree, Inc.	(5,200)	(207,959)	40,415
Crown Holdings, Inc.	(4,100)	(194,919)	(13,771)
Cubist Pharmaceuticals, Inc.	(4,300)	(303,002)	(129,793)
Cullen/Frost Bankers, Inc.	(3,300)	(241,104)	7,992
Darden Restaurants, Inc.	(700)	(34,097)	(6,944)
Dean Foods Co.	(6,200)	(88,909)	(31,247)
Denbury Resources, Inc.	(2,300)	(28,068)	9,369
Discovery Communications, Inc.	(600)	(23,328)	2,658
DreamWorks Animation SKG, Inc.	(11,300)	(267,735)	15,406
Dril-Quip, Inc.	(700)	(53,760)	49

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Dunkin’ Brands Group, Inc.	(1,800)	$(81,537)	$4,767
E*TRADE Financial Corp.	(2,900)	(70,592)	253
Eagle Materials, Inc.	(1,500)	(131,267)	17,222
Ecolab, Inc.	(1,900)	(212,120)	13,532
EI du Pont de Nemours & Co.	(500)	(35,253)	(1,717)
Energen Corp.	(500)	(31,206)	(674)
EQT Corp.	(700)	(61,769)	8,779
Equinix, Inc.	(1,130)	(207,973)	(48,232)
Estee Lauder Cos., Inc./The	(200)	(15,144)	(96)
Expeditors International of Washington, Inc.	(800)	(32,579)	(3,109)
Express Scripts Holding Co.	(400)	(30,056)	(3,812)
Fastenal Co.	(14,500)	(651,829)	(37,791)
FEI Co.	(1,400)	(126,356)	(134)
First Horizon National Corp.	(14,000)	(174,513)	(15,607)
First Niagara Financial Group, Inc.	(34,000)	(277,037)	(9,583)
First Republic Bank	(7,400)	(376,292)	(9,396)
FirstEnergy Corp.	(600)	(20,216)	(3,178)
FleetCor Technologies, Inc.	(1,400)	(198,291)	(9,903)
Flowers Foods, Inc.	(2,900)	(61,075)	5,424
FMC Technologies, Inc.	(2,200)	(112,939)	9,891
Fortune Brands Home & Security, Inc.	(2,200)	(97,843)	(1,751)
Freeport-McMoRan, Inc.	(2,400)	(73,393)	17,329
Freescale Semiconductor Ltd.	(4,300)	(82,020)	(26,469)
Genesee & Wyoming, Inc.	(2,900)	(278,330)	17,562
Gentex Corp.	(4,300)	(143,859)	(11,499)
Groupon, Inc.	(23,600)	(151,105)	(43,831)
Hain Celestial Group, Inc./The	(6,000)	(320,475)	(29,265)
Hanesbrands, Inc.	(800)	(90,589)	1,293
Harley-Davidson, Inc.	(300)	(19,834)	61
Helix Energy Solutions Group, Inc.	(6,000)	(140,152)	9,952
Helmerich & Payne, Inc.	(300)	(26,036)	5,810
Hertz Global Holdings, Inc.	(13,100)	(316,964)	(9,750)
Hexcel Corp.	(3,500)	(147,308)	2,093
Hilton Worldwide Holdings, Inc.	(1,400)	(35,716)	(810)
Hologic, Inc.	(7,000)	(170,467)	(16,713)
HomeAway, Inc.	(6,100)	(188,673)	7,015
Hospira, Inc.	(600)	(26,396)	(10,354)
Illumina, Inc.	(200)	(28,981)	(7,935)
Incyte Corp. Ltd.	(6,900)	(447,763)	(56,696)
Intercontinental Exchange, Inc.	(500)	(112,544)	2,900
Intuitive Surgical, Inc.	(100)	(41,086)	(11,808)
Jacobs Engineering Group, Inc.	(800)	(41,353)	5,601
Janus Capital Group, Inc.	(4,600)	(71,224)	(2,974)
Jarden Corp.	(8,100)	(365,606)	(22,222)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Jazz Pharmaceuticals PLC	(3,900)	$(645,281)	$6,734
JB Hunt Transport Services, Inc.	(3,400)	(263,502)	(22,948)
JDS Uniphase Corp.	(2,900)	(38,011)	(1,777)
Johnson Controls, Inc.	(1,000)	(49,571)	1,231
Joy Global, Inc.	(700)	(37,113)	4,549
Kansas City Southern	(3,400)	(395,484)	(19,418)
Kate Spade & Co.	(6,000)	(159,140)	(32,920)
KB Home	(7,800)	(129,891)	801
Keurig Green Mountain, Inc.	(1,200)	(153,736)	(5,138)
Kinder Morgan, Inc.	(10,700)	(443,634)	(9,083)
Kirby Corp.	(400)	(39,944)	7,648
KLX, Inc.	(1,000)	(51,823)	10,573
Kohl’s Corp.	(400)	(21,524)	(2,892)
Laboratory Corp. of America Holdings	(200)	(18,860)	(2,720)
Lamar Advertising Co.	(6,800)	(358,607)	(6,145)
Laredo Petroleum, Inc.	(9,700)	(202,567)	102,172
Las Vegas Sands Corp.	(1,300)	(78,212)	2,604
Lennar Corp.	(6,300)	(262,385)	(19,918)
Level 3 Communications, Inc.	(8,500)	(368,595)	(51,135)
Life Time Fitness, Inc.	(1,600)	(87,078)	(3,514)
LinkedIn Corp.	(2,500)	(529,437)	(44,838)
Lions Gate Entertainment Corp.	(11,800)	(364,860)	(12,976)
Live Nation Entertainment, Inc.	(3,400)	(86,785)	(1,989)
Loews Corp.	(9,100)	(389,138)	6,756
Louisiana-Pacific Corp.	(24,000)	(366,120)	(31,320)
M&T Bank Corp.	(2,700)	(329,869)	(9,305)
Madison Square Garden Co./The	(300)	(14,900)	(7,678)
Mallinckrodt PLC	(2,400)	(220,120)	(17,552)
Manitowoc Co., Inc./The	(6,300)	(121,347)	(17,883)
Marriott International, Inc.	(700)	(34,745)	(19,876)
Martin Marietta Materials, Inc.	(3,000)	(356,770)	25,810
McCormick & Co., Inc.	(1,000)	(69,194)	(5,106)
McKesson Corp.	(800)	(169,797)	3,733
MDU Resources Group, Inc.	(800)	(22,258)	3,458
MeadWestvaco Corp.	(600)	(21,870)	(4,764)
MEDNAX, Inc.	(500)	(26,885)	(6,170)
Mettler-Toledo International, Inc.	(400)	(102,112)	(18,872)
MGM Resorts International	(19,300)	(421,106)	8,472
Mohawk Industries, Inc.	(300)	(39,662)	(6,946)
Motorola Solutions, Inc.	(7,700)	(494,323)	(22,193)
MRC Global, Inc.	(11,700)	(232,546)	55,291
MSC Industrial Direct Co., Inc.	(800)	(67,509)	2,509
Mylan, Inc.	(200)	(9,622)	(1,652)
National Fuel Gas Co.	(3,100)	(215,268)	(275)
Navistar International Corp.	(12,700)	(442,688)	17,492
Netflix, Inc.	(500)	(187,559)	16,754
NetSuite, Inc.	(3,700)	(371,192)	(32,737)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Newell Rubbermaid, Inc.	(1,900)	$(72,267)	$(104)
Nielsen NV	(5,000)	(220,401)	(3,249)
Noble Energy, Inc.	(3,800)	(216,807)	36,573
Nordstrom, Inc.	(500)	(36,784)	(2,911)
Northern Trust Corp.	(3,000)	(201,732)	(468)
Norwegian Cruise Line Holdings Ltd.	(5,200)	(189,907)	(53,245)
NRG Energy, Inc.	(12,500)	(367,507)	30,632
Nuance Communications, Inc.	(4,600)	(70,631)	4,989
Nucor Corp.	(4,900)	(262,948)	22,603
Oasis Petroleum, Inc.	(900)	(38,772)	23,886
Oceaneering International, Inc.	(1,400)	(96,380)	14,046
Office Depot, Inc.	(17,700)	(77,672)	(74,106)
Omnicare, Inc.	(4,800)	(334,908)	(15,156)
ONEOK, Inc.	(1,500)	(88,664)	13,979
Owens Corning	(2,500)	(91,889)	2,364
Owens-Illinois, Inc.	(700)	(23,795)	4,902
PacWest Bancorp	(6,300)	(277,653)	(8,745)
Palo Alto Networks, Inc.	(2,000)	(176,397)	(68,743)
Pandora Media, Inc.	(11,500)	(250,776)	45,731
Patterson Cos., Inc.	(1,000)	(46,140)	(1,960)
Peabody Energy Corp.	(38,700)	(417,500)	117,962
PerkinElmer, Inc.	(1,300)	(56,020)	(829)
Perrigo Co PLC	(600)	(92,880)	(7,416)
PG&E Corp.	(500)	(22,300)	(4,320)
Pharmacyclics, Inc.	(3,100)	(395,680)	16,674
Polaris Industries, Inc.	(500)	(74,624)	(996)
Post Holdings, Inc.	(16,100)	(570,256)	(104,173)
Praxair, Inc.	(1,800)	(227,204)	(6,004)
PVH Corp.	(400)	(47,908)	(3,360)
Quest Diagnostics, Inc.	(500)	(27,850)	(5,680)
Range Resources Corp.	(9,100)	(601,808)	115,413
Regeneron Pharmaceuticals, Inc.	(800)	(285,797)	(42,403)
Rockwell Collins, Inc.	(700)	(53,066)	(6,070)
Roper Industries, Inc.	(600)	(82,568)	(11,242)
Rosetta Resources, Inc.	(3,600)	(119,159)	38,843
Rowan Cos. PLC	(3,700)	(78,315)	(7,969)
Royal Caribbean Cruises Ltd.	(700)	(37,006)	(20,695)
salesforce.com, Inc.	(8,200)	(486,229)	(113)
Salix Pharmaceuticals Ltd.	(3,800)	(441,787)	5,015
SanDisk Corp.	(2,700)	(254,123)	(10,423)
SBA Communications Corp.	(4,000)	(429,390)	(13,650)
Schlumberger Ltd.	(2,000)	(192,677)	21,857
Scripps Networks Interactive, Inc.	(3,700)	(272,755)	(5,744)
Seadrill Ltd.	(22,600)	(398,574)	128,730
Sealed Air Corp.	(12,100)	(421,516)	(91,887)
Seattle Genetics, Inc.	(2,500)	(82,715)	2,390
ServiceNow, Inc.	(5,000)	(318,412)	(20,838)
Sherwin-Williams Co./The	(100)	(22,696)	(3,608)
Signet Jewelers Ltd.	(1,400)	(169,684)	(14,514)
Sirius XM Holdings, Inc.	(42,900)	(143,830)	(6,320)
Sirona Dental Systems, Inc.	(1,100)	(87,394)	(8,713)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Six Flags Entertainment Corp.	(4,300)	$(169,577)	$(15,968)
Sotheby’s	(9,300)	(365,103)	(36,471)
Southern Co./The	(900)	(40,006)	(4,193)
Southwestern Energy Co.	(3,800)	(119,178)	15,476
Splunk, Inc.	(4,900)	(304,350)	15,495
Sprint Corp.	(92,900)	(506,312)	120,777
Staples, Inc.	(3,600)	(41,905)	(23,327)
Starbucks Corp.	(400)	(30,939)	(1,881)
Stericycle, Inc.	(6,000)	(743,440)	(43,040)
Stratasys Ltd.	(6,900)	(734,684)	161,225
SunEdison, Inc.	(15,500)	(278,910)	(23,495)
Synovus Financial Corp.	(11,900)	(304,160)	(18,211)
Tableau Software, Inc.	(300)	(23,806)	(1,622)
Target Corp.	(2,200)	(135,078)	(31,924)
TECO Energy, Inc.	(1,200)	(20,549)	(4,039)
Teekay Corp.	(4,600)	(246,452)	12,358
Tempur Sealy International, Inc.	(1,800)	(98,724)	(114)
Tenet Healthcare Corp.	(6,000)	(272,200)	(31,820)
Terex Corp.	(1,200)	(40,048)	6,592
Tesla Motors, Inc.	(3,400)	(802,625)	46,431
Textron, Inc.	(1,900)	(69,532)	(10,477)
Tidewater, Inc.	(6,500)	(229,278)	18,613
Tiffany & Co.	(3,100)	(304,192)	(27,074)
Toll Brothers, Inc.	(10,300)	(349,872)	(3,109)
Total System Services, Inc.	(500)	(14,937)	(2,043)
Tractor Supply Co.	(200)	(14,151)	(1,613)
TransDigm Group, Inc.	(600)	(103,652)	(14,158)
Trimble Navigation Ltd.	(6,000)	(178,170)	18,930
Triumph Group, Inc.	(1,000)	(73,892)	6,672
Twenty-First Century Fox, Inc.	(1,700)	(59,215)	(6,073)
Umpqua Holdings Corp.	(2,700)	(46,488)	561
Under Armour, Inc.	(4,400)	(262,500)	(36,260)
United Continental Holdings, Inc.	(3,900)	(192,282)	(68,589)
United Natural Foods, Inc.	(2,300)	(167,786)	(10,062)
United Rentals, Inc.	(2,800)	(282,882)	(2,746)
US Bancorp.	(2,100)	(96,604)	2,209
USG Corp.	(25,300)	(692,410)	(15,737)
Vantiv, Inc.	(7,000)	(230,394)	(7,046)
Varian Medical Systems, Inc.	(700)	(57,189)	(3,368)
VeriFone Systems, Inc.	(3,200)	(106,224)	(12,816)
VeriSign, Inc.	(400)	(19,202)	(3,598)
Vertex Pharmaceuticals, Inc.	(900)	(101,406)	(5,514)
Visa, Inc.	(1,100)	(249,180)	(39,240)
VMware, Inc.	(700)	(65,764)	8,000
Vulcan Materials Co.	(1,600)	(102,420)	(2,748)
Waste Management, Inc.	(300)	(12,226)	(3,170)
WellCare Health Plans, Inc.	(2,500)	(183,411)	(21,739)
Wendy’s Co./The	(1,342)	(12,051)	(67)
WESCO International, Inc.	(800)	(68,734)	7,766
Western Union Co./The	(3,800)	(60,357)	(7,701)
Whole Foods Market, Inc.	(4,800)	(215,818)	(26,198)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Williams Cos., Inc./The	(4,000)	$(181,349)	$1,589
Workday, Inc.	(1,000)	(94,033)	12,423
WPX Energy, Inc.	(1,000)	(21,327)	9,696
WR Grace & Co.	(300)	(28,706)	89
Wynn Resorts Ltd.	(1,400)	(254,953)	46,689
Yelp, Inc.	(8,800)	(515,853)	34,229
Zions Bancorporation	(7,000)	(202,049)	2,479
Zoetis, Inc.	(4,100)	(156,815)	(19,608)
Zynga, Inc.	(71,300)	(183,784)	(5,874)

			(907,570)

Total of Short Equity Positions			(832,990)

Total of Long and Short Equity Positions			2,338,032

Net Cash and Other Receivables/ (Payables) (b)			(13,221)

Swaps, at Value			$2,324,811

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged to Goldman Sachs is included in collateral for total return swap contracts.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Euro Interbank Offered Rate, plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swap.	2-13 months maturity ranging from 01/21/2015 - 02/20/2015	$1,556

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Belgium
Belgacom SA	11,039	$350,998	$49,536
Delhaize Group SA	1,493	99,442	9,286
UCB SA	648	51,072	(1,800)

			57,022

Finland
Fortum OYJ	5,734	115,965	8,529
Metso OYJ	2,973	91,385	(2,374)
Neste Oil OYJ	2,108	36,638	14,708
Orion OYJ	13,536	443,481	(22,505)

			(1,642)

France
AtoS	243	19,493	(185)
AXA SA	3,772	82,416	4,502

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Casino Guichard Perrachon SA	261	$28,858	$(4,855)
Cie Generale des Etablissements Michelin	513	50,029	(3,723)
Electricite de France SA	1,606	54,854	(10,643)
Eutelsat Communications SA	3,483	104,128	8,511
GDF Suez	7,062	169,624	(4,945)
Iliad SA	718	158,683	13,692
Lagardere SCA	8,713	217,582	9,321
Orange SA	15,304	214,093	46,178
Peugeot SA	6,006	76,474	(2,886)
Safran SA	956	59,062	(81)
Sanofi	5,949	547,907	(5,534)
SCOR SE	2,532	73,697	3,024
SES SA	532	16,370	2,718
Sodexo SA	850	82,333	869
Suez Environnement Co.	1,473	26,111	(446)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Technip SA	1,642	$99,924	$(2,114)
Thales SA	1,433	84,572	(7,036)
Total SA	9,916	553,323	(45,306)
Vivendi SA	10,871	271,891	(1,306)

			(245)

Germany
Bayer AG	1,674	232,216	(4,036)
Deutsche Post AG	1,335	41,911	1,425
E.ON SE	8,045	130,929	6,574
Hannover Rueck SE	2,371	193,564	20,327
HUGO BOSS AG	2,155	267,711	(4,086)
Merck KGaA	3,170	273,099	25,224
Muenchener Rueckversicherungs AG	1,194	222,025	15,745
OSRAM Licht AG	2,319	73,667	17,377
Porsche Automobil Holding SE	1,090	90,296	(2,145)
ProSiebenSat.1 Media AG	3,495	141,315	4,718
RWE AG	2,614	86,393	(5,713)
Stada Arzneimittel AG	457	20,822	(6,956)
Symrise AG	1,136	64,409	4,029
TUI AG	19,588	291,968	32,807
United Internet AG	7,430	303,599	31,084

			136,374

Italy
Autogrill SpA	14,499	113,779	(4,435)
Enel Green Power SpA	7,074	16,701	(1,880)
Enel SpA	123,261	573,198	(23,760)
Eni SpA	23,211	462,823	(56,247)
Finmeccanica SpA	11,424	102,526	3,658
Mediobanca SpA	12,005	98,029	(482)
Pirelli & C. SpA	7,774	106,155	(1,304)
Snam SpA	38,192	195,067	(6,046)
Tenaris SA	2,600	40,531	(1,243)
Terna Rete Elettrica Nazionale SpA	9,867	42,892	1,926
UnipolSai SpA	53,127	131,428	11,609

			(78,204)

Netherlands
Delta Lloyd NV	12,585	275,706	1,042
Fugro NV	11,278	262,007	(27,755)
Heineken NV	1,220	83,737	2,893
Koninklijke Ahold NV	13,019	219,673	11,712
Koninklijke Boskalis Westminster NV	4,500	235,046	11,127
Royal Dutch Shell PLC	7,009	249,239	(15,635)
Wolters Kluwer NV	3,568	89,263	19,615

			2,999

Spain
Acerinox SA	15,123	218,449	9,708
ACS Actividades de Construccion y Servicios SA	1,687	53,097	5,704
Banco Santander SA	27,186	227,298	878
Enagas SA	2,258	62,966	8,254
Endesa SA	9,821	191,661	4,948

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Spain (continued)
Gas Natural SDG SA	2,594	$57,114	$8,049
Iberdrola SA	42,923	287,837	1,496
Repsol SA	1,782	37,775	(4,415)
Tecnicas Reunidas SA	2,815	132,066	(9,023)

			25,599

United Kingdom
Fiat Chrysler Automobiles NV	4,258	37,782	11,695
Reed Elsevier NV	21,381	485,080	25,511

			37,206

Total of Long Equity Positions			179,109

Short Positions

Finland
Kone OYJ	(1,039)	(39,585)	(7,718)
Nokia OYJ	(9,013)	(65,677)	(5,605)
Nokian Renkaat OYJ	(11,852)	(352,985)	63,872
Stora Enso OYJ	(4,540)	(35,913)	(4,679)
Wartsila OYJ	(540)	(26,235)	2,066

			47,936

France
Airbus Group NV	(1,749)	(95,735)	9,268
Alcatel-Lucent	(225,726)	(712,929)	(94,543)
Bouygues SA	(1,120)	(41,891)	1,450
Bureau Veritas SA	(18,195)	(424,762)	21,634
Carrefour SA	(1,886)	(52,085)	(5,309)
Edenred	(2,559)	(67,174)	(3,598)
Eiffage SA	(3,617)	(178,999)	(4,381)
Essilor International SA	(1,798)	(173,090)	(27,422)
Faurecia	(1,988)	(60,623)	(13,169)
LVMH Moet Hennessy Louis Vuitton SA	(1,545)	(242,488)	(2,243)
LVMH Moet Hennessy Louis Vuitton SA	(1,545)	196	(27,032)
Renault SA	(1,980)	(136,678)	(7,538)
Schneider Electric SE	(674)	(55,829)	6,743
Valeo SA	(94)	(11,424)	(272)
Vallourec SA	(3,820)	(142,743)	39,215
Veolia Environnement SA	(5,580)	(75,702)	(23,136)
Vinci SA	(615)	(32,772)	(808)
Wendel SA	(324)	(35,892)	(410)

			(131,551)

Germany
adidas AG	(3,627)	(258,969)	7,090
Bayerische Motoren Werke AG	(2,465)	(248,238)	(17,781)
Bilfinger SE	(2,343)	(132,335)	1,363
Commerzbank AG	(11,846)	(170,149)	14,769
Continental AG	(142)	(26,572)	(3,379)
Daimler AG	(1,179)	(89,390)	(8,531)
Deutsche Bank AG	(5,920)	(230,249)	52,978
Deutsche Lufthansa AG	(2,758)	(48,270)	2,568
GEA Group AG	(659)	(27,169)	(1,805)
Infineon Technologies AG	(4,384)	(46,191)	(199)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Germany (continued)
LANXESS AG	(973)	$(59,862)	$14,800
Metro AG	(6,376)	(193,751)	(1,148)
Rheinmetall AG	(3,187)	(133,758)	(5,001)
Salzgitter AG	(2,012)	(56,498)	196
SAP SE	(498)	(35,485)	710
ThyssenKrupp AG	(5,227)	(127,609)	(5,543)
Volkswagen AG	(506)	(106,913)	(5,548)
Wacker Chemie AG	(816)	(84,877)	(4,635)
Wirecard AG	(1,532)	(52,060)	(14,742)

			26,162

Italy
A2A SpA	(16,250)	(17,470)	1,004
Banca Monte dei Paschi di Siena SpA	(20,282)	(25,334)	13,780
Banca Popolare dell’Emilia Romagna SC	(5,014)	(40,847)	7,975
Banco Popolare SC	(2,168)	(27,427)	1,342
Buzzi Unicem SpA	(5,657)	(78,073)	6,472
Mediaset SpA	(20,697)	(71,670)	(13,489)
Mediolanum SpA	(13,246)	(85,182)	769
Moncler SpA	(17,302)	(235,013)	3,830
Prysmian SpA	(2,322)	(41,748)	(568)
Saipem SpA	(16,968)	(225,920)	48,050
Salvatore Ferragamo SpA	(14,289)	(354,435)	2,771
Telecom Italia SpA	(378,595)	(402,474)	(1,293)
World Duty Free SpA	(40,135)	(341,534)	(43,803)

			26,840

Luxembourg
ArcelorMittal	(5,241)	(61,120)	3,701

Netherlands
ASML Holding NV	(2,252)	(171,694)	(71,629)
Koninklijke KPN NV	(41,439)	(132,997)	2,159
Koninklijke Philips NV	(1,905)	(49,518)	(5,701)
Randstad Holding NV	(2,025)	(85,908)	(11,527)
SBM Offshore NV	(17,488)	(235,657)	29,983
TNT Express NV	(39,044)	(239,008)	(21,275)

			(77,990)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Spain
Amadeus IT Holding SA	(6,485)	$(219,610)	$(38,671)
Banco Popular Espanol SA	(21,997)	(115,797)	6,145
Bankia SA	(53,653)	(91,659)	12,042
Distribuidora Internacional de Alimentacion SA	(7,058)	(48,437)	611
Ferrovial SA	(1,920)	(35,843)	(2,112)
Grifols SA	(7,362)	(303,550)	9,780
Inditex SA	(14,440)	(378,558)	(33,349)
Indra Sistemas SA	(7,787)	(77,285)	1,631
Mediaset Espana Comunicacion SA	(4,595)	(45,915)	(11,853)
Red Electrica Corp. SA	(393)	(24,919)	(9,724)

			(65,500)

Switzerland
STMicroelectronics NV	(1,778)	(13,579)	285

United Kingdom
CNH Industrial NV	(53,347)	(420,683)	(11,165)

Total of Short Equity Positions			(181,282)

Total of Long and Short Equity Positions			(2,173)

Net Cash and Other Receivables/ (Payables) (b)			3,729

Swaps, at Value			$1,556

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged to Goldman Sachs is included in collateral for total return swap contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the LIBOR, plus or minus a specified spread, which is denominated in CHF based on the local currencies of the positions within the swap.	2-13 months maturity ranging from 02/19/2015 - 02/20/2015	$132,906

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Switzerland
Actelion Ltd.	5,535	$560,565	$76,631
Baloise Holding AG	181	21,465	1,668
Galenica AG	41	35,492	(2,801)
Geberit AG	314	104,937	1,290
Lonza Group AG	1,198	123,648	11,237
Novartis AG	1,186	95,336	14,658
Roche Holding AG	671	178,133	3,669
Sonova Holding AG	334	49,556	(488)
Swiss Life Holding AG	546	120,105	8,943
Swiss Re AG	2,453	197,929	7,563
Zurich Insurance Group AG	371	111,442	4,496

			126,866

Total of Long Equity Positions			126,866

Short Positions

Switzerland
Cie Financiere Richemont SA	(1,314)	(107,626)	(8,871)
Credit Suisse Group AG	(13,730)	(359,518)	14,603
Dufry AG	(2,579)	(372,903)	(12,564)
Holcim Ltd.	(2,634)	(187,210)	(1,080)
Julius Baer Group Ltd.	(4,497)	(193,860)	(11,464)
Sulzer AG	(250)	(34,526)	7,784

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Switzerland (continued)
Swatch Group AG/The	(1,069)	$(502,036)	$27,126
Syngenta AG	(78)	(27,514)	2,425
UBS Group AG	(8,007)	(138,960)	1,322

			19,281

Total of Short Equity Positions			19,281

Total of Long and Short Equity Positions			146,147

Net Cash and Other Receivables/ (Payables) (b)			(13,241)

Swaps, at Value			$132,906

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged to Goldman Sachs is included in collateral for total return swap contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Copenhagen Interbank Rate, plus or minus a specified spread, which is denominated in DKK based on the local currencies of the positions within the swap.	2-13 months maturity ranging from 02/19/2015 - 02/20/2015	$37,635

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Denmark
AP Moeller - Maersk A/S	32	$68,631	$(4,984)
Coloplast A/S	267	15,493	6,850
Novo Nordisk A/S	1,619	67,624	860
Pandora A/S	5,107	368,412	45,547
TDC A/S	21,139	170,101	(8,876)

			39,397

Total of Long Equity Positions			39,397

Short Positions

Denmark
Carlsberg A/S	(172)	(14,649)	1,439

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Denmark (continued)
GN Store Nord A/S	(2,136)	$(47,773)	$1,106

			2,545

Total of Short Equity Positions			2,545

Total of Long and Short Equity Positions			41,942

Net Cash and Other Receivables/ (Payables) (b)			(4,307)

Swaps, at Value			$37,635

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged to Goldman Sachs is included in collateral for total return swap contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Norway Interbank Offered Rate, plus or minus a specified spread, which is denominated in NOK based on the local currencies of the positions within the swap.	3-13 months maturity ranging from 02/19/2015 - 02/20/2015	$(77,948)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Norway
Norsk Hydro ASA	72,831	$360,042	$50,218
Orkla ASA	8,315	59,202	(2,598)
Statoil ASA	9,345	208,910	(44,374)
Telenor ASA	3,939	72,597	7,083
Yara International ASA	555	18,776	5,940

			16,269

Total of Long Equity Positions			16,269

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Norway
Marine Harvest ASA	(1,478)	$(16,552)	$(3,742)
Schibsted ASA	(4,799)	(207,771)	(96,578)

			(100,320)

Total of Short Equity Positions			(100,320)

Total of Long and Short Equity Positions			(84,051)

Net Cash and Other Receivables/ (Payables) (b)			6,103

Swaps, at Value			$(77,948)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged to Goldman Sachs is included in collateral for total return swap contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Schedule of Investments	December 31, 2014

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Stockholm Interbank Offered Rate, plus or minus a specified spread, which is denominated in SEK based on the local currencies of the positions within the swap.	2-13 months maturity ranging from 02/19/2015 - 02/20/2015	$121,957

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Sweden
Boliden AB	13,708	$209,840	$9,280
Electrolux AB	14,766	395,167	36,284
Husqvarna AB	32,305	225,074	12,383
Meda AB	1,339	15,825	3,377
Securitas AB	16,101	143,797	50,988
Skanska AB	2,147	38,121	7,976
Tele2 AB	6,754	78,877	2,966
Telefonaktiebolaget LM Ericsson	9,610	101,667	14,692
TeliaSonera AB	31,263	202,188	(1,187)

			136,759

Total of Long Equity Positions			136,759

Short Positions

Sweden
Alfa Laval AB	(4,401)	(85,217)	1,995
Atlas Copco AB	(1,018)	(26,746)	(1,581)
Getinge AB	(8,103)	(183,200)	(1,324)
Hexagon AB	(9,648)	(285,218)	(12,419)
Sandvik AB	(7,204)	(75,458)	5,413

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions (continued)
Volvo AB	(19,918)	$(216,071)	$1,286

			(6,630)

Total of Short Equity Positions			(6,630)

Total of Long and Short Equity Positions			130,129

Net Cash and Other Receivables/ (Payables) (b)			(8,172)

Swaps, at Value			$121,957

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged to Goldman Sachs is included in collateral for total return swap contracts.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MANAGED FUTURES STRATEGY FUND

MONEY MARKET FUNDS - 20.4%	SHARES	VALUE (Note 5)
BlackRock Liquidity Funds TempFund Portfolio - Series I, Institutional Shares, 0.070% (a)^	65,081,296	$65,081,296
Dreyfus Treasury Cash Management, Class I, 0.010% (a)^	260,325,183	260,325,183
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (a)^	721,381,083	721,381,083
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)(b)^	45,821,688	45,821,688
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (a)^	325,406,479	325,406,479

TOTAL MONEY MARKET FUNDS (cost $1,418,015,729)		1,418,015,729

SHORT-TERM INVESTMENTS - 72.4%	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
U.S. Treasury Bill, 0.050%, 01/08/2015 ^(c)	$489,685	$489,684,021
U.S. Treasury Bill, 0.055%, 01/29/2015 ^(b)(c)	729,213	729,199,145
U.S. Treasury Bill, 0.045%, 02/05/2015 (c)	355,967	355,958,457
U.S. Treasury Bill, 0.037%, 04/09/2015 ^(c)	478,937	478,901,559
U.S. Treasury Bill, 0.066%, 05/21/2015 (c)	227,352	227,301,528
U.S. Treasury Bill, 0.067%, 05/28/2015 ^(c)	134,500	134,464,491
U.S. Treasury Bill, 0.071%, 06/04/2015 ^(c)	934,500	934,222,453
U.S. Treasury Bill, 0.101%, 06/11/2015 ^(c)	800,000	799,768,800
U.S. Treasury Bill, 0.107%, 06/18/2015 ^(c)	678,847	678,579,534
U.S. Treasury Bill, 0.126%, 06/25/2015 (c)	200,000	199,915,400

TOTAL SHORT-TERM INVESTMENTS (cost $5,027,700,959)		5,027,995,388

TOTAL INVESTMENTS IN SECURITIES, AT VALUE - 92.8% (cost $6,445,716,688)		6,446,011,117

OTHER ASSETS IN EXCESS OF LIABILITIES - 7.2% (d)		498,678,436

NET ASSETS - 100.0%		$6,944,689,553

(a)	Represents annualized seven-day yield as of December 31, 2014.
(b)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.
(d)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

^ All or a portion represents positions held in the respective Subsidiary (See Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

Total return swap contracts outstanding as of December 31, 2014:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
CitiBank	Soybean Oil March Futures^	2/2015	USD	(74,701,506)	$(467,526)
Barclays Capital	WTI Crude January Futures^	2/2015	USD	(14,141,820)	1,836,116
Barclays Capital	WTI Crude January Futures^	2/2015	USD	779,240	(33,454)
CitiBank	WTI Crude January Futures^	2/2015	USD	(83,091,824)	10,804,434
CitiBank	Cotton No. 2 March Futures^	2/2015	USD	(34,401,517)	1,132,477
CitiBank	Corn March Futures^	2/2015	USD	(115,038,099)	(2,393,727)
CitiBank	Corn March Futures^	2/2015	USD	90,730,782	63,098
CitiBank	LME Copper March Futures^	2/2015	USD	(73,377,500)	4,152,750
CitiBank	LME Aluminum March Futures^	3/2015	USD	(9,307,200)	618,075

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MANAGED FUTURES STRATEGY FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
CitiBank	LME Aluminum March Futures^	3/2015	USD	9,459,925	$ (770,800)
CitiBank	LME Nickel March Futures^	3/2015	USD	97,590	(6,756)
CitiBank	LME Zinc March Futures^	3/2015	USD	(53,925)	(488)
CitiBank	LME Zinc March Futures^	3/2015	USD	55,275	(863)
CitiBank	Platinum April Futures^	3/2015	USD	(101,611,768)	(893,357)
CitiBank	Cocoa March Futures^	2/2015	USD	24,112,796	(192,554)
CitiBank	Cocoa March Futures^	2/2015	USD	(23,533,951)	(386,165)
CitiBank	Cocoa March Futures^	2/2015	GBP	42,528,761	1,815,499
CitiBank	Cocoa March Futures^	2/2015	GBP	(22,995,286)	(1,167,052)
CitiBank	Soybean Meal March Futures^	2/2015	USD	16,659,644	(322,444)
CitiBank	Soybean March Futures^	2/2015	USD	(22,313,238)	307,888
CitiBank	Soybean March Futures^	2/2015	USD	41,380,319	(747,127)
CitiBank	Wheat March Futures^	2/2015	USD	(167,110,315)	(15,883,975)
CitiBank	Wheat March Futures^	2/2015	USD	178,421,084	(1,672,468)
Merrill Lynch	Gold 100 OZ February Futures^	1/2015	USD	234,488,280	(2,785,152)
Merrill Lynch	Gold 100 OZ February Futures^	1/2015	USD	(312,477,110)	(573,302)
Barclays Capital	Silver March Futures^	2/2015	USD	(4,799,210)	275,380
Merrill Lynch	Silver March Futures^	2/2015	USD	39,791,000	(1,737,215)
Merrill Lynch	Silver March Futures^	2/2015	USD	(122,785,980)	1,255,067
Barclays Capital	Silver March Futures^	2/2015	USD	4,754,550	(230,740)
Deutsche Bank	Heating Oil ULSD January Futures^	1/2015	USD	(10,668,143)	964,732
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	(48,326,001)	2,204,401
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	44,968,260	(4,985,380)
Deutsche Bank	Gasoline RBOB January Futures^	1/2015	USD	(68,056,279)	8,453,894
Bank of America	Euro - SCHATZ March Futures	3/2015	EUR	1,116,731,982	1,298,746
Bank of America	Taiwan Stock Exchange January Futures	1/2015	TWD	271,907,912	263,680
Bank of America	U.S. Treasury 5-Year Note March Futures	3/2015	USD	5,587,056	2,640
Bank of America	H-SHARES Index January Futures	1/2015	HKD	309,136,945	487,263
Bank of America	SGX S&P CNX Nifty Index January Futures	1/2015	USD	58,430,338	266,560
Bank of America	10-Year Japanese Government Bond March Futures	3/2015	JPY	5,437,116,700	262,523
Bank of America	Euro - Bobl March Futures	3/2015	EUR	715,608,474	5,787,022
Bank of America	Swiss Market Index March Futures	3/2015	CHF	233,467,916	4,791,224
Bank of America	U.S. Treasury 2-Year Note March Futures	3/2015	USD	2,332,510,173	(4,486,736)
Bank of America	MSCI Taiwan Stock Index January Futures	1/2015	USD	63,921,023	890,567
CitiBank	Hard Red Winter Wheat March Futures^	2/2015	USD	(19,926,440)	(1,342,801)
CitiBank	Hard Red Winter Wheat March Futures^	2/2015	USD	22,217,262	(947,281)

					$5,906,673

Money Market Fund is pledged as collateral to Bank of America, Barclays Capital, Deutsche Bank and Merrill Lynch for total return swap contracts in the amount of $720, $180,001, $66 and $40,521,282, respectively at December 31, 2014. Cash held as collateral for Bank of America and Deutsche Bank for total return swap contracts was $7,990,000 and $15,400,000, respectively at December 31, 2014.

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
34	Goldman Sachs	Cocoa Futures^	3/2015	$1,026,881	$1,049,250	$22,369
69	Goldman Sachs	Coffee ‘C’ Futures^	3/2015	4,968,499	4,310,775	(657,724)
93	Goldman Sachs	Hard Red Winter Wheat Futures^	3/2015	3,163,637	2,913,225	(250,412)
44	J.P. Morgan	LME Aluminum Futures^	1/2015	2,136,295	2,014,100	(122,195)
86	J.P. Morgan	LME Aluminum Futures^	1/2015	4,154,123	3,937,639	(216,484)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
68	J.P. Morgan	LME Aluminum Futures^	1/2015	$ 3,405,751	$ 3,117,375	$ (288,376)
62	J.P. Morgan	LME Aluminum Futures^	1/2015	3,106,017	2,842,312	(263,705)
85	J.P. Morgan	LME Aluminum Futures^	2/2015	4,341,055	3,903,498	(437,557)
89	J.P. Morgan	LME Aluminum Futures^	2/2015	4,534,532	4,088,015	(446,517)
20	J.P. Morgan	LME Aluminum Futures^	2/2015	1,022,045	919,875	(102,170)
69	J.P. Morgan	LME Aluminum Futures^	2/2015	3,519,197	3,175,950	(343,247)
85	J.P. Morgan	LME Aluminum Futures^	3/2015	4,251,817	3,916,821	(334,996)
8	J.P. Morgan	LME Aluminum Futures^	3/2015	394,023	368,712	(25,311)
71	J.P. Morgan	LME Aluminum Futures^	3/2015	3,507,602	3,272,922	(234,680)
39	J.P. Morgan	LME Aluminum Futures^	3/2015	1,924,761	1,799,489	(125,272)
15	J.P. Morgan	LME Aluminum Futures^	3/2015	735,043	692,374	(42,669)
28	J.P. Morgan	LME Aluminum Futures^	3/2015	1,359,480	1,292,669	(66,811)
95	J.P. Morgan	LME Aluminum Futures^	3/2015	4,554,722	4,389,143	(165,579)
69	J.P. Morgan	LME Aluminum Futures^	3/2015	3,427,147	3,189,094	(238,053)
51	J.P. Morgan	LME Aluminum Futures^	3/2015	2,418,821	2,356,710	(62,111)
12	J.P. Morgan	LME Aluminum Futures^	3/2015	575,734	554,712	(21,022)
79	J.P. Morgan	LME Copper Futures^	1/2015	13,161,570	12,575,674	(585,896)
28	J.P. Morgan	LME Copper Futures^	1/2015	4,696,360	4,455,997	(240,363)
40	J.P. Morgan	LME Copper Futures^	1/2015	6,786,426	6,333,000	(453,426)
96	J.P. Morgan	LME Copper Futures^	3/2015	15,108,274	15,149,400	41,126
12	J.P. Morgan	LME Copper Futures^	3/2015	1,915,534	1,893,150	(22,384)
70	J.P. Morgan	LME Copper Futures^	3/2015	11,249,199	11,043,707	(205,492)
45	J.P. Morgan	LME Copper Futures^	3/2015	7,237,254	7,101,000	(136,254)
27	J.P. Morgan	LME Copper Futures^	3/2015	4,355,852	4,260,147	(95,705)
73	J.P. Morgan	LME Copper Futures^	3/2015	11,598,084	11,515,750	(82,334)
44	J.P. Morgan	LME Copper Futures^	3/2015	6,942,226	6,939,900	(2,326)
35	J.P. Morgan	LME Copper Futures^	3/2015	5,575,600	5,516,875	(58,725)
68	J.P. Morgan	LME Zinc Futures^	1/2015	3,930,547	3,684,121	(246,426)
61	J.P. Morgan	LME Zinc Futures^	1/2015	3,526,682	3,305,057	(221,625)
16	J.P. Morgan	LME Zinc Futures^	1/2015	929,997	867,000	(62,997)
101	J.P. Morgan	LME Zinc Futures^	1/2015	5,899,584	5,473,266	(426,318)
61	J.P. Morgan	LME Zinc Futures^	1/2015	3,306,332	3,306,200	(132)
56	J.P. Morgan	LME Zinc Futures^	1/2015	3,123,941	3,034,934	(89,007)
117	J.P. Morgan	LME Zinc Futures^	2/2015	6,535,451	6,339,206	(196,245)
60	J.P. Morgan	LME Zinc Futures^	2/2015	3,387,889	3,252,870	(135,019)
24	J.P. Morgan	LME Zinc Futures^	2/2015	1,379,837	1,303,644	(76,193)
17	J.P. Morgan	LME Zinc Futures^	3/2015	925,274	924,775	(499)
72	J.P. Morgan	LME Zinc Futures^	3/2015	3,893,256	3,918,222	24,966
58	J.P. Morgan	LME Zinc Futures^	3/2015	3,233,197	3,155,925	(77,272)
41	J.P. Morgan	LME Zinc Futures^	3/2015	2,183,367	2,231,425	48,058
43	J.P. Morgan	LME Zinc Futures^	3/2015	2,328,573	2,338,394	9,821
729	Goldman Sachs	Soybean Futures^	3/2015	38,135,167	37,306,575	(828,592)
1,135	Goldman Sachs	Soybean Meal Futures^	3/2015	40,587,238	39,452,600	(1,134,638)
7,652	J.P. Morgan	3-Month Euro Euribor Futures	9/2016	1,467,424,474	1,472,762,203	5,337,729
925	Barclays Capital	Amsterdam Index Futures	1/2015	95,284,857	95,140,181	(144,676)
395	Barclays Capital	DAX Index Futures	3/2015	115,189,860	117,622,379	2,432,519
3,614	Barclays Capital	DJIA Mini E-CBOT Futures	3/2015	312,552,763	320,778,640	8,225,877
1,494	Barclays Capital	E-Mini Russell 2000 Futures	3/2015	177,584,585	179,384,580	1,799,995
635	Barclays Capital	Euro Stoxx 50 Index	3/2015	24,259,664	24,073,400	(186,264)
178	Barclays Capital	Hang Seng Index Futures	1/2015	27,395,578	27,141,922	(253,656)
968	Barclays Capital	H-SHARES Index Futures	1/2015	74,543,480	74,828,341	284,861
109	Barclays Capital	IBEX 35 Index Futures	1/2015	13,285,791	13,511,766	225,975
698	Barclays Capital	MSCI Singapore Index Futures	1/2015	39,962,259	40,215,422	253,163
3,126	Barclays Capital	NASDAQ 100 E-Mini Futures	3/2015	260,609,312	264,631,530	4,022,218
2,733	Barclays Capital	S&P 500 E-Mini Futures	3/2015	274,687,037	280,460,460	5,773,423
1,799	Barclays Capital	S&P MID 400 E-Mini Futures	3/2015	256,382,958	260,603,140	4,220,182
407	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	3/2015	58,509,442	59,666,242	1,156,800
3,994	Barclays Capital	SGX S&P CNX Nifty Index Futures	1/2015	66,642,450	66,771,692	129,242
1,976	Barclays Capital	TOPIX Index Futures	3/2015	229,585,638	232,194,023	2,608,385
1,008	J.P. Morgan	10-Year Japanese Government Bond	3/2015	1,236,089,526	1,243,716,146	7,626,620
1,425	J.P. Morgan	3-Month Euro Euribor Futures	12/2015	430,672,771	430,843,258	170,487
2,921	J.P. Morgan	3-Month Euro Euribor Futures	3/2016	882,290,106	883,064,727	774,621

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
4,317	J.P. Morgan	3-Month Euro Euribor Futures	6/2016	$ 1,303,422,906	$ 1,304,901,823	$ 1,478,917
5,649	J.P. Morgan	3-Month Euro Euribor Futures	9/2016	1,705,939,396	1,707,098,757	1,159,361
5,571	J.P. Morgan	3-Month Euro Euribor Futures	12/2016	1,682,135,960	1,683,106,234	970,274
755	J.P. Morgan	90-Day EURODollar Futures	12/2015	187,188,518	187,022,938	(165,580)
555	J.P. Morgan	90-Day EURODollar Futures	3/2016	137,220,246	137,112,750	(107,496)
753	J.P. Morgan	90-Day EURODollar Futures	6/2016	185,722,553	185,558,025	(164,528)
1,271	J.P. Morgan	90-Day EURODollar Futures	9/2016	312,796,905	312,459,463	(337,442)
1,996	J.P. Morgan	90-Day EURODollar Futures	12/2016	490,481,792	489,668,700	(813,092)
7,322	J.P. Morgan	90-Day Sterling Futures	6/2015	1,413,164,679	1,417,379,131	4,214,452
7,627	J.P. Morgan	90-Day Sterling Futures	9/2015	1,470,429,342	1,475,231,719	4,802,377
7,900	J.P. Morgan	90-Day Sterling Futures	12/2015	1,521,269,889	1,526,496,884	5,226,995
8,090	J.P. Morgan	90-Day Sterling Futures	3/2016	1,556,195,873	1,561,160,968	4,965,095
8,193	J.P. Morgan	90-Day Sterling Futures	6/2016	1,573,778,680	1,578,962,404	5,183,724
7,432	J.P. Morgan	90-Day Sterling Futures	12/2016	1,426,748,191	1,428,681,945	1,933,754
3,517	J.P. Morgan	Australia 10-Year Bond Futures	3/2015	363,306,692	367,940,029	4,633,337
17,502	J.P. Morgan	Australia 3-Year Bond Futures	3/2015	1,584,642,820	1,590,064,544	5,421,724
4,348	J.P. Morgan	Canadian 10-Year Bond Futures	3/2015	511,072,047	518,406,748	7,334,701
2,623	J.P. Morgan	Euro - Bobl Futures	3/2015	411,945,077	413,503,655	1,558,578
1,756	J.P. Morgan	Euro - Bund Futures	3/2015	325,327,718	331,200,024	5,872,306
539	J.P. Morgan	Euro-Buxl 30-Year Bond Futures	3/2015	96,751,862	101,080,582	4,328,720
1,416	J.P. Morgan	Long Gilt Futures	3/2015	258,171,024	263,800,031	5,629,007
2,564	J.P. Morgan	U.S. Long Bond Futures	3/2015	361,799,196	370,658,250	8,859,054
5,439	J.P. Morgan	U.S. Treasury 10-Year Note Futures	3/2015	688,105,872	689,648,203	1,542,331
8,202	J.P. Morgan	U.S. Treasury 5-Year Note Futures	3/2015	977,199,178	975,461,297	(1,737,881)

				26,858,228,860	26,964,798,630	106,569,770

Short Contracts:
1,736	Goldman Sachs	Brent Crude Futures^	1/2015	(120,821,163)	(99,524,880)	21,296,283
128	Goldman Sachs	Cocoa Futures^	3/2015	(3,618,659)	(3,724,800)	(106,141)
1,581	Goldman Sachs	Cotton No. 2 Futures^	3/2015	(47,513,911)	(47,643,435)	(129,524)
2,601	Goldman Sachs	Gas Oil Futures^	2/2015	(146,209,733)	(135,577,125)	10,632,608
842	Goldman Sachs	Gasoline RBOB Futures^	1/2015	(57,877,318)	(52,059,344)	5,817,974
685	Goldman Sachs	Gold 100 OZ Futures^	2/2015	(82,016,698)	(81,110,850)	905,848
1,758	Goldman Sachs	Heating Oil ULSD Futures^	1/2015	(147,746,403)	(135,385,690)	12,360,713
1,150	Goldman Sachs	Live Cattle Futures^	2/2015	(38,729,738)	(37,352,000)	1,377,738
44	J.P. Morgan	LME Aluminum Futures^	1/2015	(2,136,268)	(2,014,100)	122,168
86	J.P. Morgan	LME Aluminum Futures^	1/2015	(4,125,022)	(3,937,639)	187,383
68	J.P. Morgan	LME Aluminum Futures^	1/2015	(3,416,853)	(3,117,375)	299,478
62	J.P. Morgan	LME Aluminum Futures^	1/2015	(3,109,166)	(2,842,312)	266,854
85	J.P. Morgan	LME Aluminum Futures^	2/2015	(4,356,079)	(3,903,497)	452,582
89	J.P. Morgan	LME Aluminum Futures^	2/2015	(4,510,439)	(4,088,015)	422,424
20	J.P. Morgan	LME Aluminum Futures^	2/2015	(1,021,844)	(919,875)	101,969
69	J.P. Morgan	LME Aluminum Futures^	2/2015	(3,518,855)	(3,175,949)	342,906
85	J.P. Morgan	LME Aluminum Futures^	3/2015	(4,261,604)	(3,916,821)	344,783
8	J.P. Morgan	LME Aluminum Futures^	3/2015	(394,456)	(368,712)	25,744
71	J.P. Morgan	LME Aluminum Futures^	3/2015	(3,507,183)	(3,272,923)	234,260
39	J.P. Morgan	LME Aluminum Futures^	3/2015	(1,921,155)	(1,799,489)	121,666
15	J.P. Morgan	LME Aluminum Futures^	3/2015	(734,346)	(692,374)	41,972
28	J.P. Morgan	LME Aluminum Futures^	3/2015	(1,361,641)	(1,292,669)	68,972
395	J.P. Morgan	LME Aluminum Futures^	3/2015	(19,275,410)	(18,256,406)	1,019,004
95	J.P. Morgan	LME Aluminum Futures^	3/2015	(4,566,513)	(4,389,142)	177,371
51	J.P. Morgan	LME Aluminum Futures^	3/2015	(2,419,349)	(2,356,710)	62,639
12	J.P. Morgan	LME Aluminum Futures^	3/2015	(573,602)	(554,712)	18,890
79	J.P. Morgan	LME Copper Futures^	1/2015	(13,133,070)	(12,575,674)	557,396
28	J.P. Morgan	LME Copper Futures^	1/2015	(4,697,633)	(4,455,997)	241,636
40	J.P. Morgan	LME Copper Futures^	1/2015	(6,768,408)	(6,333,000)	435,408
96	J.P. Morgan	LME Copper Futures^	3/2015	(15,075,081)	(15,149,400)	(74,319)
12	J.P. Morgan	LME Copper Futures^	3/2015	(1,914,863)	(1,893,150)	21,713
70	J.P. Morgan	LME Copper Futures^	3/2015	(11,242,127)	(11,043,707)	198,420
45	J.P. Morgan	LME Copper Futures^	3/2015	(7,235,708)	(7,101,000)	134,708
27	J.P. Morgan	LME Copper Futures^	3/2015	(4,361,897)	(4,260,148)	101,749

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
985	J.P. Morgan	LME Copper Futures^	3/2015	$(156,982,609)	$(155,334,500)	$1,648,109
73	J.P. Morgan	LME Copper Futures^	3/2015	(11,594,272)	(11,515,750)	78,522
44	J.P. Morgan	LME Copper Futures^	3/2015	(6,958,669)	(6,939,900)	18,769
35	J.P. Morgan	LME Copper Futures^	3/2015	(5,557,779)	(5,516,875)	40,904
1,518	Goldman Sachs	LME Copper Futures^	3/2015	(110,809,831)	(107,227,725)	3,582,106
68	J.P. Morgan	LME Zinc Futures^	1/2015	(3,930,701)	(3,684,121)	246,580
61	J.P. Morgan	LME Zinc Futures^	1/2015	(3,531,387)	(3,305,056)	226,331
16	J.P. Morgan	LME Zinc Futures^	1/2015	(926,465)	(867,000)	59,465
101	J.P. Morgan	LME Zinc Futures^	1/2015	(5,890,607)	(5,473,266)	417,341
61	J.P. Morgan	LME Zinc Futures^	1/2015	(3,339,359)	(3,306,201)	33,158
56	J.P. Morgan	LME Zinc Futures^	1/2015	(3,125,555)	(3,034,934)	90,621
117	J.P. Morgan	LME Zinc Futures^	2/2015	(6,552,801)	(6,339,206)	213,595
60	J.P. Morgan	LME Zinc Futures^	2/2015	(3,374,858)	(3,252,870)	121,988
24	J.P. Morgan	LME Zinc Futures^	2/2015	(1,380,531)	(1,303,644)	76,887
17	J.P. Morgan	LME Zinc Futures^	3/2015	(926,589)	(924,774)	1,815
72	J.P. Morgan	LME Zinc Futures^	3/2015	(3,899,708)	(3,918,222)	(18,514)
206	J.P. Morgan	LME Zinc Futures^	3/2015	(11,073,545)	(11,208,975)	(135,430)
41	J.P. Morgan	LME Zinc Futures^	3/2015	(2,183,552)	(2,231,425)	(47,873)
43	J.P. Morgan	LME Zinc Futures^	3/2015	(2,305,219)	(2,338,394)	(33,175)
2,157	Goldman Sachs	Natural Gas Swap Futures^	1/2015	(79,883,511)	(62,315,731)	17,567,780
125	Goldman Sachs	Platinum Futures^	4/2015	(7,535,410)	(7,559,375)	(23,965)
235	Goldman Sachs	Silver Futures^	3/2015	(18,708,032)	(18,328,826)	379,206
286	Goldman Sachs	Soybean Oil Futures^	3/2015	(5,514,459)	(5,515,224)	(765)
14,999	Goldman Sachs	Sugar #11 (World Markets) Futures^	2/2015	(273,023,232)	(243,919,738)	29,103,494
515	Barclays Capital	CAC40 Index Futures	1/2015	(25,419,955)	(26,653,227)	(1,233,272)
348	Barclays Capital	FTSE 100 Index Futures	3/2015	(33,795,022)	(35,377,570)	(1,582,548)
938	J.P. Morgan	FTSE/JSE Top 40 Index Futures	3/2015	(34,365,109)	(35,887,709)	(1,522,600)
118	Barclays Capital	FTSE/MIB Index Futures	3/2015	(13,212,252)	(13,613,922)	(401,670)
1,463	Barclays Capital	KOSPI Index 200 Futures	3/2015	(164,264,391)	(162,385,480)	1,878,911
1,045	Barclays Capital	SPI 200 Index Futures	3/2015	(109,447,899)	(114,811,040)	(5,363,141)
1,922	J.P. Morgan	3-Month Euro Euribor Futures	6/2015	(580,953,810)	(581,109,292)	(155,482)
48	J.P. Morgan	3-Month Euro Euribor Futures	9/2015	(14,508,921)	(14,513,340)	(4,419)
2,697	J.P. Morgan	90-Day EURODollar Futures	6/2015	(671,188,548)	(671,317,012)	(128,464)
123	J.P. Morgan	90-Day EURODollar Futures	9/2015	(30,534,541)	(30,550,125)	(15,584)
132	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	3/2015	(28,033,736)	(28,030,686)	3,050
1,544	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	6/2015	(327,907,892)	(327,824,239)	83,653
862	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	6/2015	(217,027,295)	(217,320,761)	(293,466)
239	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	9/2015	(60,171,711)	(60,272,857)	(101,146)

				(3,814,011,958)	(3,711,117,912)	102,894,046

				$23,044,216,902	$23,253,680,718	$209,463,816

Cash held as collateral at Barclays Capital and J.P. Morgan for futures contracts was $106,447,003 and $93,946,623, respectively at December 31, 2014. Cash held as collateral for Goldman Sachs for futures contracts was $67,445,508 at December 31, 2014. U.S. Treasury Bill is pledged as collateral to Goldman Sachs for futures contracts in the amount of $55,082,098 at December 31, 2014.

^	Represents positions held in the respective Subsidiary (See Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2014:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 03/18/15	CitiBank	CAD	169,011,000	$148,109,454	$145,242,892	$(2,866,562)
Canadian Dollar, Expiring 03/18/15	Credit Suisse International	CAD	169,010,999	148,109,255	145,242,891	(2,866,364)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MANAGED FUTURES STRATEGY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	122,000	$ 123,185	$ 122,877	$ (308)
Czech Republic Koruna, Expiring 03/18/15	CitiBank	CZK	575,000,000	25,886,384	25,141,504	(744,880)
Czech Republic Koruna, Expiring 03/18/15	Credit Suisse International	CZK	575,000,000	25,877,104	25,141,504	(735,600)
Euro, Expiring 03/18/15	CitiBank	EUR	496,706,000	617,402,455	601,437,444	(15,965,011)
Euro, Expiring 03/18/15	Credit Suisse International	EUR	499,860,000	621,276,551	605,256,471	(16,020,080)
British Pound, Expiring 03/18/15	CitiBank	GBP	89,761,000	140,634,941	139,820,529	(814,412)
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	89,761,000	140,632,579	139,820,529	(812,050)
Hong Kong Dollar, Expiring 03/18/15	Credit Suisse International	HKD	12,040,000	1,552,387	1,552,567	180
Hungarian Forint, Expiring 03/18/15	CitiBank	HUF	10,813,000,001	43,557,881	41,251,984	(2,305,897)
Hungarian Forint, Expiring 03/18/15	Credit Suisse International	HUF	10,813,000,001	43,557,030	41,251,984	(2,305,046)
Indonesian Rupiah, Expiring 03/18/15*	CitiBank	IDR	10,950,000,000	873,813	872,650	(1,163)
Indonesian Rupiah, Expiring 03/18/15*	Credit Suisse International	IDR	10,950,000,000	873,813	872,650	(1,163)
Israeli Shekel, Expiring 03/18/15	CitiBank	ILS	12,500,000	3,156,051	3,205,547	49,496
Israeli Shekel, Expiring 03/18/15	Credit Suisse International	ILS	12,500,000	3,156,893	3,205,547	48,654
Indian Rupee, Expiring 03/18/15*	CitiBank	INR	5,571,200,000	88,068,030	86,941,007	(1,127,023)
Indian Rupee, Expiring 03/18/15*	Credit Suisse International	INR	5,641,200,000	89,155,430	88,033,388	(1,122,042)
Japanese Yen, Expiring 03/18/15	CitiBank	JPY	69,085,969,500	585,601,205	577,145,917	(8,455,288)
Japanese Yen, Expiring 03/18/15	Credit Suisse International	JPY	69,143,577,500	586,060,308	577,627,176	(8,433,132)
Korean Won, Expiring 03/18/15*	CitiBank	KRW	133,700,000,000	120,956,134	121,233,545	277,411
Korean Won, Expiring 03/18/15*	Credit Suisse International	KRW	133,700,000,000	120,956,780	121,233,545	276,765
Mexican Peso, Expiring 03/18/15	CitiBank	MXN	565,000,000	38,220,967	38,123,032	(97,935)
Mexican Peso, Expiring 03/18/15	Credit Suisse International	MXN	565,000,000	38,229,943	38,123,032	(106,911)
Malaysian Ringgit, Expiring 03/18/15*	CitiBank	MYR	29,000,000	8,323,682	8,244,810	(78,872)
Malaysian Ringgit, Expiring 03/18/15*	Credit Suisse International	MYR	29,000,000	8,323,841	8,244,810	(79,031)
Norwegian Krone, Expiring 03/18/15	CitiBank	NOK	319,138,000	45,937,176	42,732,129	(3,205,047)
Norwegian Krone, Expiring 03/18/15	Credit Suisse International	NOK	319,138,000	45,936,194	42,732,129	(3,204,065)
New Zealand Dollar, Expiring 03/18/15	CitiBank	NZD	747,436,001	574,403,543	578,950,375	4,546,832
New Zealand Dollar, Expiring 03/18/15	Credit Suisse International	NZD	747,436,001	574,407,126	578,950,376	4,543,250
Philippine Peso, Expiring 03/18/15*	CitiBank	PHP	2,700,000,000	60,209,443	60,153,740	(55,703)
Philippine Peso, Expiring 03/18/15*	Credit Suisse International	PHP	2,700,000,000	60,209,426	60,153,740	(55,686)
Poland Zloty, Expiring 03/18/15	CitiBank	PLN	194,000,000	57,390,720	54,617,880	(2,772,840)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MANAGED FUTURES STRATEGY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Poland Zloty, Expiring 03/18/15	Credit Suisse International	PLN	194,000,000	$ 57,388,838	$ 54,617,880	$ (2,770,958)
Russian Ruble, Expiring 03/18/15*	CitiBank	RUB	215,900,000	2,976,933	3,409,296	432,363
Russian Ruble, Expiring 03/18/15*	Credit Suisse International	RUB	215,900,000	3,006,435	3,409,296	402,861
Swedish Krona, Expiring 03/18/15	CitiBank	SEK	313,275,500	42,083,466	40,197,080	(1,886,386)
Swedish Krona, Expiring 03/18/15	Credit Suisse International	SEK	313,275,500	42,082,805	40,197,080	(1,885,725)
Singapore Dollar, Expiring 03/18/15	CitiBank	SGD	60,000,000	45,699,726	45,238,294	(461,432)
Singapore Dollar, Expiring 03/18/15	Credit Suisse International	SGD	60,000,000	45,696,067	45,238,294	(457,773)
Turkish Lira, Expiring 03/18/15	CitiBank	TRY	216,455,000	94,633,805	91,246,730	(3,387,075)
Turkish Lira, Expiring 03/18/15	Credit Suisse International	TRY	216,455,000	94,640,549	91,246,729	(3,393,820)
Taiwanese Dollar, Expiring 03/18/15*	CitiBank	TWD	1,120,000,000	36,022,275	35,456,728	(565,547)
Taiwanese Dollar, Expiring 03/18/15*	Credit Suisse International	TWD	1,120,000,000	36,022,277	35,456,728	(565,549)
South African Rand, Expiring 03/18/15	CitiBank	ZAR	1,062,700,000	93,186,604	90,785,442	(2,401,162)
South African Rand, Expiring 03/18/15	Credit Suisse International	ZAR	1,062,700,000	93,186,323	90,785,443	(2,400,880)

				$5,753,795,827	$5,669,965,221	$(83,830,606)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/18/15	CitiBank	AUD	(688,243,000)	$(569,000,610)	$(558,951,684)	$10,048,926
Australian Dollar, Expiring 03/18/15	Credit Suisse International	AUD	(688,243,000)	(569,029,012)	(558,951,683)	10,077,329
Brazilian Real, Expiring 03/18/15*	CitiBank	BRL	(70,530,000)	(26,308,732)	(26,012,496)	296,236
Brazilian Real, Expiring 03/18/15*	Credit Suisse International	BRL	(70,530,000)	(26,308,404)	(26,012,496)	295,908
Canadian Dollar, Expiring 03/18/15	CitiBank	CAD	(334,139,000)	(288,874,627)	(287,148,852)	1,725,775
Canadian Dollar, Expiring 03/18/15	Credit Suisse International	CAD	(334,139,000)	(288,879,549)	(287,148,852)	1,730,697
Swiss Franc, Expiring 03/18/15	CitiBank	CHF	(1,650,000)	(1,694,101)	(1,661,861)	32,240
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	(10,689,000)	(11,019,867)	(10,765,837)	254,030
Chilean Peso, Expiring 03/18/15*	CitiBank	CLP	(13,474,000,000)	(21,891,573)	(22,048,072)	(156,499)
Chilean Peso, Expiring 03/18/15*	Credit Suisse International	CLP	(13,474,000,000)	(21,891,593)	(22,048,072)	(156,479)
Columbian Peso, Expiring 03/18/15*	CitiBank	COP	(29,000,000,000)	(12,664,244)	(12,156,539)	507,705
Columbian Peso, Expiring 03/18/15*	Credit Suisse International	COP	(29,000,000,000)	(12,664,232)	(12,156,539)	507,693
Czech Republic Koruna, Expiring 03/18/15	CitiBank	CZK	(599,916,000)	(27,042,221)	(26,230,940)	811,281
Czech Republic Koruna, Expiring 03/18/15	Credit Suisse International	CZK	(599,916,000)	(27,041,962)	(26,230,940)	811,022

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MANAGED FUTURES STRATEGY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Euro, Expiring 03/18/15	CitiBank	EUR	(464,200,015)	$ (572,483,207)	$ (562,077,508)	$ 10,405,699
Euro, Expiring 03/18/15	Credit Suisse International	EUR	(464,248,013)	(572,544,231)	(562,135,627)	10,408,604
British Pound, Expiring 03/18/15	CitiBank	GBP	(102,331,503)	(159,891,329)	(159,401,575)	489,754
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	(102,331,503)	(159,892,575)	(159,401,576)	490,999
Hungarian Forint, Expiring 03/18/15	CitiBank	HUF	(14,400,000,000)	(56,213,937)	(54,936,519)	1,277,418
Hungarian Forint, Expiring 03/18/15	Credit Suisse International	HUF	(14,400,000,000)	(56,225,645)	(54,936,519)	1,289,126
Indonesian Rupiah, Expiring 03/18/15*	CitiBank	IDR	(10,000,000,000)	(779,590)	(796,940)	(17,350)
Indonesian Rupiah, Expiring 03/18/15*	Credit Suisse International	IDR	(10,000,000,000)	(779,589)	(796,940)	(17,351)
Israeli Shekel, Expiring 03/18/15	CitiBank	ILS	(238,195,000)	(60,153,299)	(61,083,630)	(930,331)
Israeli Shekel, Expiring 03/18/15	Credit Suisse International	ILS	(238,194,999)	(60,152,229)	(61,083,630)	(931,401)
Indian Rupee, Expiring 03/18/15*	CitiBank	INR	(65,000,000)	(1,016,336)	(1,014,353)	1,983
Indian Rupee, Expiring 03/18/15*	Credit Suisse International	INR	(65,000,000)	(1,016,331)	(1,014,353)	1,978
Japanese Yen, Expiring 03/18/15	CitiBank	JPY	(229,415,944,501)	(1,920,909,879)	(1,916,546,536)	4,363,343
Japanese Yen, Expiring 03/18/15	Credit Suisse International	JPY	(229,415,944,499)	(1,920,929,870)	(1,916,546,536)	4,383,334
Korean Won, Expiring 03/18/15*	CitiBank	KRW	(6,500,000,000)	(5,848,321)	(5,893,927)	(45,606)
Korean Won, Expiring 03/18/15*	Credit Suisse International	KRW	(6,500,000,000)	(5,848,489)	(5,893,927)	(45,438)
Mexican Peso, Expiring 03/18/15	CitiBank	MXN	(2,505,500,000)	(175,922,915)	(169,057,092)	6,865,823
Mexican Peso, Expiring 03/18/15	Credit Suisse International	MXN	(2,505,500,000)	(175,948,113)	(169,057,092)	6,891,021
Malaysian Ringgit, Expiring 03/18/15*	CitiBank	MYR	(169,655,000)	(48,750,935)	(48,233,558)	517,377
Malaysian Ringgit, Expiring 03/18/15*	Credit Suisse International	MYR	(169,655,000)	(48,750,945)	(48,233,558)	517,387
Norwegian Krone, Expiring 03/18/15	CitiBank	NOK	(2,616,914,502)	(365,381,654)	(350,401,170)	14,980,484
Norwegian Krone, Expiring 03/18/15	Credit Suisse International	NOK	(2,616,914,502)	(365,383,811)	(350,401,169)	14,982,642
New Zealand Dollar, Expiring 03/18/15	CitiBank	NZD	(119,898,500)	(91,966,551)	(92,871,205)	(904,654)
New Zealand Dollar, Expiring 03/18/15	Credit Suisse International	NZD	(119,898,500)	(91,991,398)	(92,871,205)	(879,807)
Philippine Peso, Expiring 03/18/15*	CitiBank	PHP	(2,902,750,000)	(64,771,266)	(64,670,838)	100,428
Philippine Peso, Expiring 03/18/15*	Credit Suisse International	PHP	(2,902,750,000)	(64,771,241)	(64,670,838)	100,403
Poland Zloty, Expiring 03/18/15	CitiBank	PLN	(394,745,000)	(114,553,760)	(111,134,721)	3,419,039
Poland Zloty, Expiring 03/18/15	Credit Suisse International	PLN	(394,745,000)	(114,543,366)	(111,134,720)	3,408,646
Russian Ruble, Expiring 03/18/15*	CitiBank	RUB	(215,900,000)	(3,828,214)	(3,409,295)	418,919
Russian Ruble, Expiring 03/18/15*	Credit Suisse International	RUB	(215,900,000)	(3,828,201)	(3,409,296)	418,905
Swedish Krona, Expiring 03/18/15	CitiBank	SEK	(5,117,352,500)	(676,619,114)	(656,618,940)	20,000,174
Swedish Krona, Expiring 03/18/15	Credit Suisse International	SEK	(5,117,352,499)	(676,625,443)	(656,618,941)	20,006,502

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MANAGED FUTURES STRATEGY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Singapore Dollar, Expiring 03/18/15	CitiBank	SGD	(47,455,000)	$ (36,088,437)	$ (35,779,723)	$ 308,714
Singapore Dollar, Expiring 03/18/15	Credit Suisse International	SGD	(47,455,000)	(36,087,451)	(35,779,721)	307,730
Turkish Lira, Expiring 03/18/15	CitiBank	TRY	(175,000,000)	(73,189,596)	(73,771,351)	(581,755)
Turkish Lira, Expiring 03/18/15	Credit Suisse International	TRY	(175,000,000)	(73,204,798)	(73,771,351)	(566,553)
Taiwanese Dollar, Expiring 03/18/15*	CitiBank	TWD	(2,746,850,001)	(88,181,155)	(86,959,209)	1,221,946
Taiwanese Dollar, Expiring 03/18/15*	Credit Suisse International	TWD	(2,746,850,000)	(88,184,664)	(86,959,209)	1,225,455
South African Rand, Expiring 03/18/15	CitiBank	ZAR	(825,000,000)	(70,335,260)	(70,478,962)	(143,702)
South African Rand, Expiring 03/18/15	Credit Suisse International	ZAR	(825,000,000)	(70,351,370)	(70,478,962)	(127,592)

				(11,078,255,242)	(10,927,857,085)	150,398,157

				$(5,324,459,415)	$(5,257,891,864)	$66,567,551

Money Market Fund is pledged as collateral to Credit Suisse International and The Royal Bank of Scotland for forward foreign currency exchange contracts in the amount of $30 and $9,588, respectively at December 31, 2014. Cash held as collateral for Credit Suisse International for forward foreign currency exchange contracts was $25,790,000 at December 31, 2014. Cash held as collateral at CitiBank for forward foreign currency exchange contracts was $104,990,000 at December 31, 2014.

*	Non-deliverable forward. (See Note 4).

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Columbian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - Taiwanese Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MANAGED FUTURES STRATEGY HV FUND

MONEY MARKET FUNDS - 33.8%	SHARES	VALUE (Note 5)
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (a)^	65,309,409	$65,309,409
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)(b)^	2,620,038	2,620,038

TOTAL MONEY MARKET FUNDS (cost $67,929,447)		67,929,447

SHORT-TERM INVESTMENTS - 55.1%	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
U.S. Treasury Bill, 0.055%, 01/29/2015 (c)	$38,554	$38,553,268
U.S. Treasury Bill, 0.045%, 02/05/2015 (c)	2,838	2,837,932
U.S. Treasury Bill, 0.066%, 05/21/2015 (c)	51,432	51,420,582
U.S. Treasury Bill, 0.066%, 05/21/2015 ^(c)	18,099	18,094,982

TOTAL SHORT-TERM INVESTMENTS (cost $110,903,400)		110,906,764

TOTAL INVESTMENTS IN SECURITIES, AT VALUE - 88.9% (cost $178,832,847)		178,836,211

OTHER ASSETS IN EXCESS OF LIABILITIES - 11.1% (d)		22,228,389

NET ASSETS - 100.0%		$201,064,600

(a)	Represents annualized seven-day yield as of December 31, 2014.
(b)	A portion of the security is pledged as collateral to the brokers for swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.
(d)	Includes appreciation/ (depreciation) on forward foreign currency exchange, futures and swap contracts.

^ All or a portion represents positions held in the respective Subsidiary (See Note 2).

All	securities are Level 2 with respect to ASC 820. ( Note 5).

Total return swap contracts outstanding as of December 31, 2014:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	10-Year Japanese Government Bond March Futures	3/2015	JPY	14,690,910	$785
CitiBank	Cocoa March Futures^	2/2015	GBP	1,716,302	73,514
CitiBank	Cocoa March Futures^	2/2015	GBP	(968,034)	(50,301)
CitiBank	Cocoa March Futures^	2/2015	USD	1,202,776	(9,674)
CitiBank	Cocoa March Futures^	2/2015	USD	(1,208,200)	(13,997)
CitiBank	Corn March Futures^	2/2015	USD	3,709,841	2,108
CitiBank	Corn March Futures^	2/2015	USD	(4,725,132)	(98,386)
CitiBank	Cotton No. 2 March Futures^	2/2015	USD	(1,879,005)	40,770
Bank of America	Euro - Bobl March Futures	3/2015	EUR	20,066,243	156,211
Bank of America	Euro - SCHATZ March Futures	3/2015	EUR	47,057,898	54,455
Barclays Capital	Gasoline RBOB January Futures^	2/2015	USD	(2,159,237)	242,563
Deutsche Bank	Gasoline RBOB January Futures^	1/2015	USD	(2,894,510)	359,554
Barclays Capital	Gasoline RBOB December Futures^	1/2015	USD	2,140,488	(247,758)
Barclays Capital	Gasoline RBOB December Futures^	1/2015	USD	(2,701,129)	808,372
CitiBank	Gold 100 OZ February Futures^	1/2015	USD	11,254,262	(242,132)
CitiBank	Gold 100 OZ February Futures^	1/2015	USD	(15,676,830)	165,120
CitiBank	Hard Red Winter Wheat March Futures^	2/2015	USD	1,298,794	(45,779)
CitiBank	Hard Red Winter Wheat March Futures^	2/2015	USD	(1,172,469)	(80,505)
Barclays Capital	Heating Oil ULSD January Futures^	2/2015	USD	(1,693,440)	153,216
Deutsche Bank	Heating Oil ULSD January Futures^	1/2015	USD	(3,132,709)	283,294
Barclays Capital	Heating Oil ULSD December Futures^	1/2015	USD	1,721,160	(151,361)
Barclays Capital	Heating Oil ULSD December Futures^	1/2015	USD	(2,035,152)	465,337

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MANAGED FUTURES STRATEGY HV FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	H-SHARES Index January Futures	1/2015	HKD	14,211,210	$ 22,658
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	1,934,384	(212,944)
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	(2,111,890)	98,130
CitiBank	LME Aluminum March Futures^	3/2015	USD	553,506	(45,100)
CitiBank	LME Aluminum March Futures^	3/2015	USD	(546,600)	38,194
CitiBank	LME Copper March Futures^	2/2015	USD	(3,743,750)	211,875
CitiBank	LME Nickel March Futures^	3/2015	USD	195,180	(13,512)
Bank of America	MSCI Taiwan Stock Index January Futures	1/2015	USD	2,707,095	37,705
CitiBank	Platinum April Futures^	3/2015	USD	(4,316,236)	(37,964)
Bank of America	SGX S&P CNX Nifty Index January Futures	1/2015	USD	3,195,271	14,585
Barclays Capital	Silver March Futures^	2/2015	USD	(165,490)	9,495
Barclays Capital	Silver March Futures^	2/2015	USD	163,950	(7,957)
CitiBank	Silver March Futures^	2/2015	USD	1,678,875	(118,975)
CitiBank	Silver March Futures^	2/2015	USD	(5,106,937)	193,253
CitiBank	Soybean March Futures^	2/2015	USD	1,875,574	(33,263)
CitiBank	Soybean March Futures^	2/2015	USD	(934,042)	12,888
CitiBank	Soybean Meal March Futures^	2/2015	USD	1,383,546	(27,906)
CitiBank	Soybean Oil March Futures^	2/2015	USD	(3,066,250)	(19,190)
CitiBank	Sugar #11 (World Markets) February Futures^	2/2015	USD	(1,639,820)	257,516
Bank of America	Swiss Market Index March Futures	3/2015	CHF	9,955,787	201,805
Bank of America	Taiwan Stock Exchange January Futures	1/2015	TWD	10,804,242	10,479
Bank of America	U.S. Treasury 2-Year Note March Futures	3/2015	USD	97,684,975	(192,163)
Bank of America	U.S. Treasury 5-Year Note March Futures	3/2015	USD	27,728,392	(17,775)
CitiBank	Wheat March Futures^	2/2015	USD	7,659,574	(51,782)
CitiBank	Wheat March Futures^	2/2015	USD	(7,159,500)	(683,953)
Barclays Capital	WTI Crude January Futures^	2/2015	USD	570,540	(37,833)
CitiBank	WTI Crude January Futures^	2/2015	USD	(4,469,936)	581,157
CitiBank	WTI Crude January Futures^	2/2015	USD	390,262	(17,370)
Barclays Capital	WTI Crude January Futures^	2/2015	USD	(612,200)	79,486

					$2,116,945

Money Market Fund is pledged as collateral to CitiBank and Goldman Sachs for total return swap contracts in the amount of $2,490,014 and $10,000, respectively at December 31, 2014. Additional cash held as collateral for Bank of America, Barclays Capital and Deutsche Bank for total return swap contracts in the amount of $270,000, $700,000 and $300,000, respectively at December 31, 2014.

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
4	Goldman Sachs	Cocoa Futures^	3/2015	$120,966	$123,441	$2,475
2	Goldman Sachs	Hard Red Winter Wheat future^	3/2015	68,850	62,650	(6,200)
1	J.P. Morgan	LME Aluminum Futures^	1/2015	48,552	45,775	(2,777)
4	J.P. Morgan	LME Aluminum Futures^	1/2015	192,840	183,146	(9,694)
2	J.P. Morgan	LME Aluminum Futures^	1/2015	100,169	91,687	(8,482)
3	J.P. Morgan	LME Aluminum Futures^	1/2015	150,291	137,531	(12,760)
6	J.P. Morgan	LME Aluminum Futures^	2/2015	305,699	275,597	(30,102)
2	J.P. Morgan	LME Aluminum Futures^	2/2015	103,255	91,875	(11,380)
4	J.P. Morgan	LME Aluminum Futures^	2/2015	201,409	183,844	(17,565)
3	J.P. Morgan	LME Aluminum Futures^	3/2015	148,209	138,293	(9,916)
2	J.P. Morgan	LME Aluminum Futures^	3/2015	98,706	92,282	(6,424)
1	J.P. Morgan	LME Aluminum Futures^	3/2015	49,003	46,158	(2,845)
1	J.P. Morgan	LME Aluminum Futures^	3/2015	48,553	46,167	(2,386)
4	J.P. Morgan	LME Aluminum Futures^	3/2015	191,661	184,806	(6,855)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MANAGED FUTURES STRATEGY HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
2	J.P. Morgan	LME Aluminum Futures^	3/2015	$ 94,856	$ 92,420	$ (2,436)
3	J.P. Morgan	LME Copper Futures^	1/2015	499,806	477,557	(22,249)
2	J.P. Morgan	LME Copper Futures^	1/2015	335,454	318,285	(17,169)
1	J.P. Morgan	LME Copper Futures^	1/2015	169,647	158,377	(11,270)
2	J.P. Morgan	LME Copper Futures^	1/2015	339,321	316,650	(22,671)
1	J.P. Morgan	LME Copper Futures^	2/2015	166,971	157,938	(9,033)
7	J.P. Morgan	LME Copper Futures^	3/2015	1,103,570	1,104,644	1,074
4	J.P. Morgan	LME Copper Futures^	3/2015	642,811	631,069	(11,742)
2	J.P. Morgan	LME Copper Futures^	3/2015	321,656	315,600	(6,056)
1	J.P. Morgan	LME Copper Futures^	3/2015	161,328	157,783	(3,545)
2	J.P. Morgan	LME Copper Futures^	3/2015	317,756	315,500	(2,256)
3	J.P. Morgan	LME Copper Futures^	3/2015	473,334	473,175	(159)
1	J.P. Morgan	LME Copper Futures^	3/2015	159,303	157,625	(1,678)
2	J.P. Morgan	LME Zinc Futures^	1/2015	115,604	108,356	(7,248)
2	J.P. Morgan	LME Zinc Futures^	1/2015	115,629	108,363	(7,266)
1	J.P. Morgan	LME Zinc Futures^	1/2015	58,125	54,188	(3,937)
6	J.P. Morgan	LME Zinc Futures^	1/2015	350,470	325,144	(25,326)
2	J.P. Morgan	LME Zinc Futures^	1/2015	108,404	108,400	(4)
2	J.P. Morgan	LME Zinc Futures^	1/2015	111,569	108,390	(3,179)
1	J.P. Morgan	LME Zinc Futures^	1/2015	56,233	54,180	(2,053)
2	J.P. Morgan	LME Zinc Futures^	1/2015	112,017	108,351	(3,666)
5	J.P. Morgan	LME Zinc Futures^	1/2015	281,885	270,854	(11,031)
2	J.P. Morgan	LME Zinc Futures^	2/2015	112,048	108,346	(3,702)
3	J.P. Morgan	LME Zinc Futures^	2/2015	167,576	162,544	(5,032)
1	J.P. Morgan	LME Zinc Futures^	2/2015	56,502	54,281	(2,221)
2	J.P. Morgan	LME Zinc Futures^	3/2015	107,856	108,840	984
1	J.P. Morgan	LME Zinc Futures^	3/2015	56,172	54,413	(1,759)
2	J.P. Morgan	LME Zinc Futures^	3/2015	106,506	108,850	2,344
1	J.P. Morgan	LME Zinc Futures^	3/2015	54,153	54,381	228
28	Goldman Sachs	Soybean Futures^	3/2015	1,465,456	1,432,900	(32,556)
29	Goldman Sachs	Soybean Meal Futures^	3/2015	1,036,444	1,008,040	(28,404)
322	J.P. Morgan	90-Day Sterling Futures	9/2016	61,752,351	61,974,573	222,222
40	Barclays Capital	Amsterdam Index Futures	1/2015	4,120,837	4,114,170	(6,667)
17	Barclays Capital	DAX Index Futures	3/2015	4,961,154	5,062,229	101,075
154	Barclays Capital	DJIA Mini E-CBOT Futures	3/2015	13,318,444	13,669,040	350,596
64	Barclays Capital	E-Mini Russell 2000 Futures	3/2015	7,606,807	7,684,480	77,673
27	Barclays Capital	Euro Stoxx 50 Index	3/2015	1,031,513	1,023,593	(7,920)
8	Barclays Capital	Hang Seng Index Futures	1/2015	1,231,262	1,219,862	(11,400)
39	Barclays Capital	H-SHARES Index Futures	1/2015	3,002,070	3,014,778	12,708
5	Barclays Capital	IBEX 35 Index Futures	1/2015	613,825	619,805	5,980
29	Barclays Capital	MSCI Singapore Index Futures	1/2015	1,660,326	1,670,842	10,516
134	Barclays Capital	NASDAQ 100 E-Mini Futures	3/2015	11,173,899	11,343,770	169,871
117	Barclays Capital	S&P 500 E-Mini Futures	3/2015	11,755,173	12,006,541	251,368
77	Barclays Capital	S&P MID 400 E-Mini Futures	3/2015	10,979,359	11,154,220	174,861
18	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	3/2015	2,590,813	2,638,802	47,989
107	Barclays Capital	SGX S&P CNX Nifty Index Futures	1/2015	1,785,393	1,788,826	3,433
83	Barclays Capital	TOPIX Index Futures	3/2015	9,647,034	9,753,089	106,055
450	J.P. Morgan	10-Year Japanese Government Bond	3/2015	55,185,943	55,541,826	355,883
59	J.P. Morgan	3-Month Euro Euribor Futures	12/2015	17,831,472	17,838,422	6,950
123	J.P. Morgan	3-Month Euro Euribor Futures	3/2016	37,159,886	37,184,855	24,969
182	J.P. Morgan	3-Month Euro Euribor Futures	6/2016	54,960,289	55,013,234	52,945
237	J.P. Morgan	3-Month Euro Euribor Futures	9/2016	71,571,520	71,620,181	48,661
234	J.P. Morgan	3-Month Euro Euribor Futures	12/2016	70,655,327	70,695,900	40,573
31	J.P. Morgan	90-Day EURODollar Futures	12/2015	7,685,735	7,679,088	(6,647)
23	J.P. Morgan	90-Day EURODollar Futures	3/2016	5,686,554	5,682,150	(4,404)
31	J.P. Morgan	90-Day EURODollar Futures	6/2016	7,645,791	7,639,175	(6,616)
53	J.P. Morgan	90-Day EURODollar Futures	9/2016	13,043,452	13,029,387	(14,065)
83	J.P. Morgan	90-Day EURODollar Futures	12/2016	20,396,289	20,361,975	(34,314)
307	J.P. Morgan	90-Day Sterling Futures	6/2015	59,259,104	59,428,489	169,385
320	J.P. Morgan	90-Day Sterling Futures	9/2015	61,695,509	61,895,129	199,620
332	J.P. Morgan	90-Day Sterling Futures	12/2015	63,933,695	64,151,515	217,820

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MANAGED FUTURES STRATEGY HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
339	J.P. Morgan	90-Day Sterling Futures	3/2016	$ 65,209,040	$ 65,418,241	$ 209,201
344	J.P. Morgan	90-Day Sterling Futures	6/2016	66,079,655	66,295,993	216,338
312	J.P. Morgan	90-Day Sterling Futures	12/2016	59,896,290	59,976,961	80,671
148	J.P. Morgan	Australia 10-Year Bond Futures	3/2015	15,288,232	15,483,401	195,169
736	J.P. Morgan	Australia 3-Year Bond Futures	3/2015	66,638,362	66,865,930	227,568
181	J.P. Morgan	Canadian 10-Year Bond Futures	3/2015	21,275,582	21,580,410	304,828
186	J.P. Morgan	Euro-Bobl Futures	3/2015	29,176,279	29,322,028	145,749
73	J.P. Morgan	Euro-Bund Futures	3/2015	13,525,148	13,768,566	243,418
23	J.P. Morgan	Euro-Buxl 30-Year Bond Futures	3/2015	4,127,283	4,313,271	185,988
59	J.P. Morgan	Long Gilt Futures	3/2015	10,755,499	10,991,668	236,169
107	J.P. Morgan	U.S. Long Bond Futures	3/2015	15,093,039	15,468,188	375,149
229	J.P. Morgan	U.S. Treasury 10-Year Note Futures	3/2015	28,969,601	29,036,484	66,883
110	J.P. Morgan	U.S. Treasury 5-Year Note Futures	3/2015	13,126,985	13,082,266	(44,719)

				1,114,188,446	1,118,822,049	4,633,603

Short Contracts:
72	Goldman Sachs	Brent Crude Futures^	1/2015	(5,010,980)	(4,127,760)	883,220
2	Goldman Sachs	Cocoa Futures^	3/2015	(57,646)	(58,200)	(554)
51	Goldman Sachs	Cotton No. 2 Futures^	3/2015	(1,536,725)	(1,536,885)	(160)
108	Goldman Sachs	Gas Oil Futures^	2/2015	(6,070,969)	(5,629,500)	441,469
3	Goldman Sachs	Gasoline RBOB Futures^	1/2015	(203,948)	(185,485)	18,463
19	Goldman Sachs	Gold 100 OZ Futures^	2/2015	(2,274,991)	(2,249,790)	25,201
21	Goldman Sachs	Heating Oil ULSD Futures^	1/2015	(1,754,926)	(1,617,235)	137,691
47	Goldman Sachs	Live Cattle Futures^	2/2015	(1,582,649)	(1,526,560)	56,089
1	J.P. Morgan	LME Aluminum Futures^	1/2015	(48,552)	(45,775)	2,777
4	J.P. Morgan	LME Aluminum Futures^	1/2015	(191,921)	(183,146)	8,775
2	J.P. Morgan	LME Aluminum Futures^	1/2015	(100,496)	(91,688)	8,808
3	J.P. Morgan	LME Aluminum Futures^	1/2015	(150,443)	(137,531)	12,912
6	J.P. Morgan	LME Aluminum Futures^	2/2015	(304,075)	(275,597)	28,478
2	J.P. Morgan	LME Aluminum Futures^	2/2015	(103,140)	(91,875)	11,265
4	J.P. Morgan	LME Aluminum Futures^	2/2015	(202,567)	(183,844)	18,723
3	J.P. Morgan	LME Aluminum Futures^	3/2015	(148,191)	(138,293)	9,898
2	J.P. Morgan	LME Aluminum Futures^	3/2015	(98,521)	(92,282)	6,239
1	J.P. Morgan	LME Aluminum Futures^	3/2015	(48,956)	(46,158)	2,798
1	J.P. Morgan	LME Aluminum Futures^	3/2015	(48,630)	(46,167)	2,463
4	J.P. Morgan	LME Aluminum Futures^	3/2015	(192,183)	(184,805)	7,378
13	J.P. Morgan	LME Aluminum Futures^	3/2015	(631,325)	(600,844)	30,481
2	J.P. Morgan	LME Aluminum Futures^	3/2015	(94,876)	(92,420)	2,456
3	J.P. Morgan	LME Copper Futures^	1/2015	(498,724)	(477,557)	21,167
2	J.P. Morgan	LME Copper Futures^	1/2015	(335,545)	(318,285)	17,260
1	J.P. Morgan	LME Copper Futures^	1/2015	(170,073)	(158,377)	11,696
2	J.P. Morgan	LME Copper Futures^	1/2015	(338,420)	(316,650)	21,770
1	J.P. Morgan	LME Copper Futures^	2/2015	(166,497)	(157,937)	8,560
7	J.P. Morgan	LME Copper Futures^	3/2015	(1,102,430)	(1,104,644)	(2,214)
4	J.P. Morgan	LME Copper Futures^	3/2015	(642,407)	(631,069)	11,338
2	J.P. Morgan	LME Copper Futures^	3/2015	(321,587)	(315,600)	5,987
1	J.P. Morgan	LME Copper Futures^	3/2015	(161,552)	(157,784)	3,768
2	J.P. Morgan	LME Copper Futures^	3/2015	(317,651)	(315,500)	2,151
41	J.P. Morgan	LME Copper Futures^	3/2015	(6,534,033)	(6,465,700)	68,333
3	J.P. Morgan	LME Copper Futures^	3/2015	(474,455)	(473,175)	1,280
1	J.P. Morgan	LME Copper Futures^	3/2015	(158,794)	(157,625)	1,169
54	Goldman Sachs	LME Copper Futures^	3/2015	(3,909,742)	(3,814,425)	95,317
2	J.P. Morgan	LME Zinc Futures^	1/2015	(115,609)	(108,357)	7,252
2	J.P. Morgan	LME Zinc Futures^	1/2015	(115,783)	(108,362)	7,421
1	J.P. Morgan	LME Zinc Futures^	1/2015	(57,904)	(54,187)	3,717
6	J.P. Morgan	LME Zinc Futures^	1/2015	(349,937)	(325,144)	24,793
2	J.P. Morgan	LME Zinc Futures^	1/2015	(109,487)	(108,400)	1,087
2	J.P. Morgan	LME Zinc Futures^	1/2015	(111,627)	(108,391)	3,236
1	J.P. Morgan	LME Zinc Futures^	1/2015	(56,148)	(54,181)	1,967
2	J.P. Morgan	LME Zinc Futures^	1/2015	(113,186)	(108,351)	4,835
5	J.P. Morgan	LME Zinc Futures^	1/2015	(281,666)	(270,854)	10,812
2	J.P. Morgan	LME Zinc Futures^	2/2015	(111,133)	(108,346)	2,787
3	J.P. Morgan	LME Zinc Futures^	2/2015	(168,021)	(162,544)	5,477

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MANAGED FUTURES STRATEGY HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
1	J.P. Morgan	LME Zinc Futures^	2/2015	$ (56,323)	$ (54,282)	$ 2,041
2	J.P. Morgan	LME Zinc Futures^	3/2015	(108,062)	(108,840)	(778)
6	J.P. Morgan	LME Zinc Futures^	3/2015	(321,323)	(326,474)	(5,151)
2	J.P. Morgan	LME Zinc Futures^	3/2015	(106,515)	(108,850)	(2,335)
1	J.P. Morgan	LME Zinc Futures^	3/2015	(53,610)	(54,382)	(772)
89	Goldman Sachs	Natural Gas Futures^	1/2015	(3,296,167)	(2,571,210)	724,957
4	Goldman Sachs	Platinum Futures^	4/2015	(241,399)	(241,900)	(501)
10	Goldman Sachs	Silver Futures^	3/2015	(796,067)	(779,950)	16,117
12	Goldman Sachs	Soybean Oil Futures^	3/2015	(231,385)	(231,408)	(23)
539	Goldman Sachs	Sugar #11 (World Markets) Futures^	2/2015	(9,738,967)	(8,765,434)	973,533
22	Barclays Capital	CAC40 Index Futures	1/2015	(1,088,414)	(1,138,584)	(50,170)
15	Barclays Capital	FTSE 100 Index Futures	3/2015	(1,462,284)	(1,524,895)	(62,611)
38	J.P. Morgan	FTSE/JSE Top 40 Index Futures	3/2015	(1,391,935)	(1,453,873)	(61,938)
5	Barclays Capital	FTSE/MIB Index Futures	3/2015	(559,666)	(576,861)	(17,195)
62	Barclays Capital	KOSPI Index 200 Futures	3/2015	(6,960,471)	(6,881,681)	78,790
44	Barclays Capital	SPI 200 Index Futures	3/2015	(4,610,209)	(4,834,149)	(223,940)
80	J.P. Morgan	3-Month Euro Euribor Futures	6/2015	(24,181,231)	(24,187,692)	(6,461)
2	J.P. Morgan	3-Month Euro Euribor Futures	9/2015	(604,538)	(604,722)	(184)
113	J.P. Morgan	90-Day EURODollar Futures	6/2015	(28,121,785)	(28,127,112)	(5,327)
5	J.P. Morgan	90-Day EURODollar Futures	9/2015	(1,241,241)	(1,241,875)	(634)
6	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	3/2015	(1,274,229)	(1,274,122)	107
65	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	6/2015	(13,804,444)	(13,800,891)	3,553
36	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	6/2015	(9,064,329)	(9,076,041)	(11,712)
9	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	9/2015	(2,265,874)	(2,269,689)	(3,815)

				(149,159,589)	(145,758,202)	3,401,387

				$965,028,857	$973,063,847	$8,034,990

Cash held as collateral at Barclays Capital and J.P. Morgan for futures contracts was $3,918,820 and $1,560,871, respectively at December 31, 2014. Cash held as collateral for Goldman Sachs for futures contracts was $608,392 at December 31, 2014.

^	Represents positions held in the respective Subsidiary (See Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2014:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 03/18/15	CitiBank	CAD	7,096,500	$6,218,694	$6,098,516	$(120,178)
Canadian Dollar, Expiring 03/18/15	Credit Suisse International	CAD	7,096,500	6,218,686	6,098,516	(120,170)
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	1,000	1,008	1,007	(1)
Czech Republic Koruna, Expiring 03/18/15	CitiBank	CZK	23,650,000	1,064,745	1,034,083	(30,662)
Czech Republic Koruna, Expiring 03/18/15	Credit Suisse International	CZK	23,750,000	1,068,825	1,038,455	(30,370)
Euro, Expiring 03/18/15	CitiBank	EUR	20,618,500	25,627,513	24,965,952	(661,561)
Euro, Expiring 03/18/15	Credit Suisse International	EUR	20,658,500	25,676,258	25,014,385	(661,873)
British Pound, Expiring 03/18/15	CitiBank	GBP	3,786,000	5,931,733	5,897,444	(34,289)
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	3,786,000	5,931,635	5,897,444	(34,191)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MANAGED FUTURES STRATEGY HV FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong Dollar, Expiring 03/18/15	Credit Suisse International	HKD	530,000	$ 68,336	$ 68,344	$ 8
Hungarian Forint, Expiring 03/18/15	CitiBank	HUF	453,500,000	1,826,469	1,730,119	(96,350)
Hungarian Forint, Expiring 03/18/15	Credit Suisse International	HUF	453,500,000	1,826,439	1,730,119	(96,320)
Indonesian Rupiah, Expiring 03/18/15*	CitiBank	IDR	545,000,000	43,491	43,434	(57)
Indonesian Rupiah, Expiring 03/18/15*	Credit Suisse International	IDR	545,000,000	43,491	43,434	(57)
Israeli Shekel, Expiring 03/18/15	CitiBank	ILS	350,000	88,471	89,756	1,285
Israeli Shekel, Expiring 03/18/15	Credit Suisse International	ILS	350,000	88,489	89,756	1,267
Indian Rupee, Expiring 03/18/15*	CitiBank	INR	231,500,000	3,655,835	3,612,658	(43,177)
Indian Rupee, Expiring 03/18/15*	Credit Suisse International	INR	234,500,000	3,702,437	3,659,473	(42,964)
Japanese Yen, Expiring 03/18/15	CitiBank	JPY	2,807,053,500	23,796,048	23,450,195	(345,853)
Japanese Yen, Expiring 03/18/15	Credit Suisse International	JPY	2,807,199,500	23,796,091	23,451,415	(344,676)
Korean Won, Expiring 03/18/15*	CitiBank	KRW	5,612,000,001	5,077,043	5,088,726	11,683
Korean Won, Expiring 03/18/15*	Credit Suisse International	KRW	5,612,000,000	5,077,065	5,088,726	11,661
Mexican Peso, Expiring 03/18/15	CitiBank	MXN	23,250,000	1,571,970	1,568,779	(3,191)
Mexican Peso, Expiring 03/18/15	Credit Suisse International	MXN	23,250,000	1,572,350	1,568,779	(3,571)
Malaysian Ringgit, Expiring 03/18/15*	CitiBank	MYR	1,150,000	330,128	326,949	(3,179)
Malaysian Ringgit, Expiring 03/18/15*	Credit Suisse International	MYR	1,150,000	330,135	326,949	(3,186)
Norwegian Krone, Expiring 03/18/15	CitiBank	NOK	13,830,500	2,003,676	1,851,884	(151,792)
Norwegian Krone, Expiring 03/18/15	Credit Suisse International	NOK	13,830,500	2,003,595	1,851,884	(151,711)
New Zealand Dollar, Expiring 03/18/15	CitiBank	NZD	31,299,500	24,053,807	24,244,027	190,220
New Zealand Dollar, Expiring 03/18/15	Credit Suisse International	NZD	31,299,500	24,053,979	24,244,026	190,047
Philippine Peso, Expiring 03/18/15*	CitiBank	PHP	110,500,000	2,464,196	2,461,846	(2,350)
Philippine Peso, Expiring 03/18/15*	Credit Suisse International	PHP	110,500,000	2,464,195	2,461,846	(2,349)
Poland Zloty, Expiring 03/18/15	CitiBank	PLN	8,100,000	2,395,813	2,280,438	(115,375)
Poland Zloty, Expiring 03/18/15	Credit Suisse International	PLN	8,100,000	2,395,743	2,280,438	(115,305)
Russian Ruble, Expiring 03/18/15*	CitiBank	RUB	8,700,000	126,158	137,382	11,224
Russian Ruble, Expiring 03/18/15*	Credit Suisse International	RUB	8,700,000	127,235	137,382	10,147
Swedish Krona, Expiring 03/18/15	CitiBank	SEK	14,635,000	1,965,847	1,877,850	(87,997)
Swedish Krona, Expiring 03/18/15	Credit Suisse International	SEK	14,635,000	1,965,817	1,877,850	(87,967)
Singapore Dollar, Expiring 03/18/15	CitiBank	SGD	2,520,000	1,919,518	1,900,008	(19,510)
Singapore Dollar, Expiring 03/18/15	Credit Suisse International	SGD	2,520,000	1,919,369	1,900,008	(19,361)
Turkish Lira, Expiring 03/18/15	CitiBank	TRY	9,029,000	3,947,340	3,806,181	(141,159)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MANAGED FUTURES STRATEGY HV FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Turkish Lira, Expiring 03/18/15	Credit Suisse International	TRY	9,029,000	$ 3,947,631	$ 3,806,178	$ (141,453)
Taiwanese Dollar, Expiring 03/18/15*	CitiBank	TWD	46,500,000	1,495,892	1,472,087	(23,805)
Taiwanese Dollar, Expiring 03/18/15*	Credit Suisse International	TWD	46,500,000	1,495,892	1,472,087	(23,805)
South African Rand, Expiring 03/18/15	CitiBank	ZAR	44,165,000	3,871,995	3,772,974	(99,021)
South African Rand, Expiring 03/18/15	Credit Suisse International	ZAR	44,165,000	3,871,980	3,772,974	(99,006)

				$239,123,063	$235,592,763	$(3,530,300)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/18/15	CitiBank	AUD	(28,966,500)	$(23,941,111)	$(23,524,937)	$416,174
Australian Dollar, Expiring 03/18/15	Credit Suisse International	AUD	(28,966,500)	(23,942,299)	(23,524,938)	417,361
Brazilian Real, Expiring 03/18/15*	CitiBank	BRL	(2,980,000)	(1,111,878)	(1,099,066)	12,812
Brazilian Real, Expiring 03/18/15*	Credit Suisse International	BRL	(2,980,000)	(1,111,855)	(1,099,066)	12,789
Canadian Dollar, Expiring 03/18/15	CitiBank	CAD	(14,045,500)	(12,143,003)	(12,070,274)	72,729
Canadian Dollar, Expiring 03/18/15	Credit Suisse International	CAD	(14,045,500)	(12,143,211)	(12,070,274)	72,937
Swiss Franc, Expiring 03/18/15	CitiBank	CHF	(8,000)	(8,213)	(8,057)	156
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	(387,000)	(399,240)	(389,782)	9,458
Chilean Peso, Expiring 03/18/15*	CitiBank	CLP	(549,500,000)	(892,787)	(899,169)	(6,382)
Chilean Peso, Expiring 03/18/15*	Credit Suisse International	CLP	(549,500,000)	(892,789)	(899,169)	(6,380)
Columbian Peso, Expiring 03/18/15*	CitiBank	COP	(1,186,500,000)	(518,142)	(497,370)	20,772
Columbian Peso, Expiring 03/18/15*	Credit Suisse International	COP	(1,186,500,000)	(518,142)	(497,370)	20,772
Czech Republic Koruna, Expiring 03/18/15	CitiBank	CZK	(24,700,000)	(1,113,394)	(1,079,992)	33,402
Czech Republic Koruna, Expiring 03/18/15	Credit Suisse International	CZK	(24,700,000)	(1,113,383)	(1,079,992)	33,391
Euro, Expiring 03/18/15	CitiBank	EUR	(19,283,502)	(23,779,167)	(23,349,468)	429,699
Euro, Expiring 03/18/15	Credit Suisse International	EUR	(19,284,501)	(23,780,468)	(23,350,677)	429,791
British Pound, Expiring 03/18/15	CitiBank	GBP	(4,335,501)	(6,773,839)	(6,753,401)	20,438
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	(4,335,501)	(6,773,889)	(6,753,401)	20,488
Hungarian Forint, Expiring 03/18/15	CitiBank	HUF	(606,500,000)	(2,367,841)	(2,313,820)	54,021
Hungarian Forint, Expiring 03/18/15	Credit Suisse International	HUF	(606,500,000)	(2,368,329)	(2,313,820)	54,509
Indonesian Rupiah, Expiring 03/18/15*	CitiBank	IDR	(450,000,000)	(35,139)	(35,862)	(723)
Indonesian Rupiah, Expiring 03/18/15*	Credit Suisse International	IDR	(450,000,000)	(35,139)	(35,862)	(723)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MANAGED FUTURES STRATEGY HV FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Israeli Shekel, Expiring 03/18/15	CitiBank	ILS	(9,875,000)	$ (2,494,163)	$ (2,532,382)	$ (38,219)
Israeli Shekel, Expiring 03/18/15	Credit Suisse International	ILS	(9,875,000)	(2,494,139)	(2,532,382)	(38,243)
Japanese Yen, Expiring 03/18/15	CitiBank	JPY	(9,553,259,498)	(79,982,192)	(79,808,169)	174,023
Japanese Yen, Expiring 03/18/15	Credit Suisse International	JPY	(9,553,259,498)	(79,983,061)	(79,808,169)	174,892
Korean Won, Expiring 03/18/15*	CitiBank	KRW	(260,000,000)	(233,774)	(235,757)	(1,983)
Korean Won, Expiring 03/18/15*	Credit Suisse International	KRW	(260,000,000)	(233,781)	(235,757)	(1,976)
Mexican Peso, Expiring 03/18/15	CitiBank	MXN	(104,925,000)	(7,364,244)	(7,079,751)	284,493
Mexican Peso, Expiring 03/18/15	Credit Suisse International	MXN	(104,925,000)	(7,365,339)	(7,079,751)	285,588
Malaysian Ringgit, Expiring 03/18/15*	CitiBank	MYR	(7,060,000)	(2,028,608)	(2,007,184)	21,424
Malaysian Ringgit, Expiring 03/18/15*	Credit Suisse International	MYR	(7,060,000)	(2,028,610)	(2,007,185)	21,425
Norwegian Krone, Expiring 03/18/15	CitiBank	NOK	(110,685,500)	(15,449,153)	(14,820,633)	628,520
Norwegian Krone, Expiring 03/18/15	Credit Suisse International	NOK	(110,685,500)	(15,449,245)	(14,820,634)	628,611
New Zealand Dollar, Expiring 03/18/15	CitiBank	NZD	(4,898,500)	(3,759,001)	(3,794,289)	(35,288)
New Zealand Dollar, Expiring 03/18/15	Credit Suisse International	NZD	(4,898,500)	(3,760,001)	(3,794,289)	(34,288)
Philippine Peso, Expiring 03/18/15*	CitiBank	PHP	(119,200,000)	(2,659,800)	(2,655,677)	4,123
Philippine Peso, Expiring 03/18/15*	Credit Suisse International	PHP	(119,200,000)	(2,659,799)	(2,655,677)	4,122
Poland Zloty, Expiring 03/18/15	CitiBank	PLN	(16,565,000)	(4,806,788)	(4,663,636)	143,152
Poland Zloty, Expiring 03/18/15	Credit Suisse International	PLN	(16,564,999)	(4,806,350)	(4,663,636)	142,714
Russian Ruble, Expiring 03/18/15*	CitiBank	RUB	(8,700,000)	(154,264)	(137,382)	16,882
Russian Ruble, Expiring 03/18/15*	Credit Suisse International	RUB	(8,700,000)	(154,263)	(137,382)	16,881
Swedish Krona, Expiring 03/18/15	CitiBank	SEK	(216,868,500)	(28,670,117)	(27,826,882)	843,235
Swedish Krona, Expiring 03/18/15	Credit Suisse International	SEK	(216,868,500)	(28,670,396)	(27,826,883)	843,513
Singapore Dollar, Expiring 03/18/15	CitiBank	SGD	(1,990,500)	(1,513,750)	(1,500,781)	12,969
Singapore Dollar, Expiring 03/18/15	Credit Suisse International	SGD	(1,990,500)	(1,513,710)	(1,500,781)	12,929
Turkish Lira, Expiring 03/18/15	CitiBank	TRY	(7,290,000)	(3,048,855)	(3,073,104)	(24,249)
Turkish Lira, Expiring 03/18/15	Credit Suisse International	TRY	(7,290,000)	(3,049,510)	(3,073,104)	(23,594)
Taiwanese Dollar, Expiring 03/18/15*	CitiBank	TWD	(114,950,000)	(3,690,174)	(3,639,064)	51,110
Taiwanese Dollar, Expiring 03/18/15*	Credit Suisse International	TWD	(114,950,000)	(3,690,321)	(3,639,064)	51,257
South African Rand, Expiring 03/18/15	CitiBank	ZAR	(34,200,000)	(2,915,517)	(2,921,673)	(6,156)
South African Rand, Expiring 03/18/15	Credit Suisse International	ZAR	(34,200,000)	(2,916,190)	(2,921,672)	(5,482)

				(463,308,373)	(457,038,497)	6,269,876

				$(224,185,310)	$(221,445,734)	$2,739,576

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MANAGED FUTURES STRATEGY HV FUND

Money Market Fund is pledged as collateral to The Royal Bank of Scotland for forward foreign currency exchange contracts in the amount of $11, at December 31, 2014. Additional cash held as collateral for Credit Suisse International for forward foreign currency exchange contracts in the amount of $1,060,000 at December 31, 2014. Additional cash held as collateral at CitiBank for forward foreign currency exchange contracts in the amount of $2,720,000 at December 31, 2014.

*	Non-deliverable forward. (See Note 4).

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Columbian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - Taiwanese Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

LONG INVESTMENTS - 86.3%	SHARES	VALUE (Note 5)
COMMON STOCKS - 13.7%

Brazil - 1.1%
AMBEV SA ADR (1)	221,500	$1,377,730
Banco Bradesco SA ADR (1)	174,860	2,337,878
Banco do Brasil SA (1)	100,100	895,108
BB Seguridade Participacoes SA (1)	35,600	430,704
BR Malls Participacoes SA (1)	30,100	186,044
BR Properties SA (1)	11,500	44,344
BRF SA ADR (1)(a)	27,600	644,460
Cia Brasileira de Distribuicao ADR (1)(a)	18,300	673,989
Cia Energetica de Minas Gerais ADR (1)(a)	131,577	653,938
Estacio Participacoes SA (1)	102,000	914,017
Fibria Celulose SA ADR (1)†(a)	26,100	316,593
Gerdau SA ADR (1)(a)	146,700	520,785
Itau Unibanco Holding SA ADR (1)	166,034	2,160,102
JBS SA (1)	154,293	650,095
Kroton Educacional SA (1)	280,000	1,632,684
Multiplan Empreendimentos Imobiliarios SA (1)	5,700	101,726
Petroleo Brasileiro SA ADR (1)(a)	170,000	1,288,600
Porto Seguro SA (1)	83,400	953,788
Qualicorp SA (1)†	53,100	555,331
Tim Participacoes SA ADR (1)(a)	33,800	750,698
Vale SA ADR (1)(a)	22,900	166,254

		17,254,868

Chile - 0.0% (b)
Banco de Chile (1)	812,591	94,153
Banco de Credito e Inversiones (1)	1,368	67,496
Enersis SA ADR (1)(a)	27,300	437,619

		599,268

China - 2.0%
Agricultural Bank of China Ltd., H Shares (a)	3,003,000	1,510,406
Bank of China Ltd., H Shares (a)	6,136,000	3,443,949
Bank of Communications Co., Ltd., H Shares (a)	596,000	554,143
Beijing Capital International Airport Co., Ltd., H Shares	160,000	127,545
China BlueChemical Ltd., H Shares (a)	542,000	191,694
China CITIC Bank Corp. Ltd., H Shares (a)	1,033,000	823,549
China Construction Bank Corp., H Shares (a)	4,752,000	3,881,351
China Merchants Bank Co., Ltd., H Shares (a)	151,500	378,167
China Petroleum & Chemical Corp. ADR (1)(a)	21,920	1,775,739
China Telecom Corp. Ltd., H Shares (a)	2,258,000	1,309,611
CNOOC Ltd. ADR (1)(a)	10,000	1,354,400
Country Garden Holdings Co., Ltd. (a)	329,000	131,277
CSPC Pharmaceutical Group Ltd. (a)	608,000	534,411
Dongfeng Motor Group Co., Ltd., H Shares (a)	1,318,000	1,843,649
Evergrande Real Estate Group Ltd.	295,000	118,879
GOME Electrical Appliances Holding Ltd. (a)	8,420,000	1,230,712
Guangzhou R&F Properties Co., Ltd., H Shares	69,600	84,739
Huaneng Power International, Inc., H Shares (a)	514,000	694,539
Industrial & Commercial Bank of China Ltd., H Shares (a)	4,824,000	3,522,448
Longfor Properties Co., Ltd.	73,000	93,597
PetroChina Co., Ltd. ADR (1)(a)	10,200	1,131,792
Sihuan Pharmaceutical Holdings Group Ltd. (a)	1,578,000	1,049,620

	SHARES	VALUE (Note 5)
China - 2.0% (continued)
Sino-Ocean Land Holdings Ltd.	136,500	$76,963
Sinopec Shanghai Petrochemical Co., Ltd., H Shares (a)	3,121,000	909,416
SOHO China Ltd.	39,000	27,507
Tencent Holdings Ltd. (a)	211,000	3,052,944
Zhejiang Expressway Co., Ltd., H Shares (a)	428,000	495,651

		30,348,698

France - 0.1%
Lafarge SA (a)	13,675	959,986

Hong Kong - 0.8%
China Gas Holdings Ltd. (a)	524,000	820,625
China Mobile Ltd. ADR (1)	112,500	6,617,250
China Overseas Land & Investment Ltd. (a)	296,000	875,636
China Resources Land Ltd. (a)	146,000	383,691
China Resources Power Holdings Co., Ltd. (a)	352,000	897,855
Guangdong Investment Ltd . (a)	268,000	348,643
Shimao Property Holdings Ltd. (a)	102,500	226,997
Shougang Fushan Resources Group Ltd. (a)	388,000	84,297
Sino Biopharmaceutical Ltd. (a)	2,368,000	2,133,819
Yuexiu Property Co., Ltd.	354,000	67,740

		12,456,553

India - 0.5%
Dr. Reddy’s Laboratories Ltd. ADR (1)(a)	21,500	1,084,675
Infosys Ltd. ADR (1)	70,200	2,208,492
Tata Motors Ltd. ADR (1)	84,300	3,564,204
Wipro Ltd. ADR (1)(a)	105,557	1,194,905

		8,052,276

Indonesia - 0.4%
Adaro Energy Tbk PT	6,765,300	564,461
Astra Agro Lestari Tbk PT	106,000	207,122
Bank Negara Indonesia Persero Tbk PT	2,134,400	1,045,845
Bank Rakyat Indonesia Persero Tbk PT	1,111,300	1,044,600
Bumi Serpong Damai Tbk PT	513,800	74,574
Indo Tambangraya Megah Tbk PT	38,700	47,733
Indocement Tunggal Prakarsa Tbk PT	63,400	127,925
Indofood Sukses Makmur Tbk PT	1,202,600	655,639
Lippo Karawaci Tbk PT	1,115,100	91,554
Perusahaan Gas Negara Persero Tbk PT	1,974,500	955,506
Telekomunikasi Indonesia Persero Tbk PT ADR (1)	28,500	1,289,055

		6,104,014

Japan - 0.2%
Tokyo Electron Ltd. (a)	43,091	3,267,600

Korea, Republic of - 1.4%
Amorepacific Corp. †	402	811,583
AMOREPACIFIC Group †	415	375,343
Coway Co., Ltd. †	6,809	519,197
DGB Financial Group, Inc. †	6,960	71,543
Dongbu Insurance Co., Ltd. †	21,268	1,062,077
Hana Financial Group, Inc.	1,981	57,374
Hanwha Corp. †	9,693	274,052
Hanwha Life Insurance Co., Ltd. †	34,763	262,648
Hyosung Corp. †	11,899	738,451
Hyundai Department Store Co., Ltd. †	3,150	350,358
Hyundai Development Co.-Engineering & Construction †	15,243	534,478
Hyundai Mobis Co., Ltd. †	6,387	1,366,478

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 5)
Korea, Republic of - 1.4% (continued)
Industrial Bank of Korea †	38,092	$487,295
Korea Electric Power Corp. †	48,797	1,880,296
Korea Zinc Co., Ltd. †	2,380	869,929
Korean Air Lines Co., Ltd. †	37,714	1,617,706
KT Corp. ADR (1)	6,400	90,368
LG Display Co., Ltd. ADR (1)†	82,100	1,243,815
Mirae Asset Securities Co., Ltd. †	10,922	424,726
NAVER Corp. †	1,559	998,438
Samsung Card Co., Ltd. †	15,756	633,444
Samsung Fire & Marine Insurance Co., Ltd. †	1,706	437,783
Shinhan Financial Group Co., Ltd. †	9,780	393,108
SK Holdings Co., Ltd. †	7,811	1,159,370
SK Hynix, Inc. †	74,126	3,167,806
SK Networks Co., Ltd. †	50,556	407,518
SK Telecom Co., Ltd. ADR (1)	61,400	1,658,414

		21,893,598

Malaysia - 0.3%
Alliance Financial Group Bhd	124,000	166,637
Genting Malaysia Bhd	87,500	101,607
Hong Leong Bank Bhd	3,900	15,583
IOI Corp. Bhd	334,200	458,658
Malayan Banking Bhd	146,800	384,443
MISC Bhd	251,200	518,276
Petronas Chemicals Group Bhd	181,400	282,121
RHB Capital Bhd	25,700	55,870
Tenaga Nasional Bhd	755,900	2,977,078
UEM Sunrise Bhd	109,900	44,045

		5,004,318

Mexico - 0.8%
Alfa SAB de CV, Class A (1)†(a)	417,500	932,133
America Movil SAB de CV, Class L ADR (1)(a)	224,200	4,972,756
Arca Continental SAB de CV (1)†(a)	164,400	1,040,081
Cemex SAB de CV ADR (1)†	47,112	480,071
Compartamos SAB de CV (1)†(a)	633,100	1,272,315
Fibra Uno Administracion SA de CV REIT (1)(a)	139,100	409,934
Fomento Economico Mexicano SAB de CV ADR (1)†(a)	7,700	677,831
Gruma SAB de CV, Class B (1)(a)	62,600	667,507
Grupo Aeroportuario del Pacifico SAB de CV ADR (1)(a)	2,200	139,040
Grupo Bimbo SAB de CV, Series A (1)†(a)	159,944	441,225
Grupo Financiero Inbursa SAB de CV, Class O (1)	75,500	194,868
Grupo Lala SAB de CV (1)	42,200	81,318
Grupo Televisa SAB ADR (1)†(a)	24,200	824,252
Industrias Penoles SAB de CV (1)	2,670	52,212
Kimberly-Clark de Mexico SAB de CV, Class A (1)(a)	147,700	321,253
Mexichem SAB de CV (1)†(a)	75,700	229,916
OHL Mexico SAB de CV (1)†	63,200	117,158

		12,853,870

Peru - 0.1%
Cia de Minas Buenaventura SAA ADR (1)(a)	9,100	86,996
Credicorp Ltd. (1)(a)	3,200	512,576

		599,572

	SHARES	VALUE (Note 5)
Poland - 0.4%
Bank Pekao SA	2,081	$104,583
Bank Zachodni WBK SA	6,599	695,867
Jastrzebska Spolka Weglowa SA †	6,858	32,264
KGHM Polska Miedz SA	20,465	623,874
Orange Polska SA	256,316	598,903
PGE Polska Grupa Energetyczna SA	494,516	2,614,619
Polskie Gornictwo Naftowe i Gazownictwo SA	373,963	466,351
Powszechny Zaklad Ubezpieczen SA	1,891	258,069
Tauron Polska Energia SA	263,663	372,812

		5,767,342

South Africa - 0.8%
African Rainbow Minerals Ltd.	14,945	153,042
AngloGold Ashanti Ltd. ADR (1)†(a)	65,100	566,370
FirstRand Ltd.	182,979	795,448
Growthpoint Properties Ltd. REIT	98,764	234,663
Investec Ltd.	107,728	902,838
Liberty Holdings Ltd.	39,539	418,984
MMI Holdings Ltd.	236,680	613,954
MTN Group Ltd.	113,877	2,166,229
Naspers Ltd., N Shares	11,903	1,539,715
Netcare Ltd.	68,618	224,251
Northam Platinum Ltd. †	29,409	92,703
Redefine Properties Ltd. REIT	197,093	182,299
Remgro Ltd.	19,213	420,317
RMB Holdings Ltd.	162,799	899,052
Sanlam Ltd.	152,387	916,956
Sasol Ltd. ADR (1)(a)	30,200	1,146,694
Vodacom Group Ltd.	4,962	54,906
Woolworths Holdings Ltd.	179,260	1,188,805

		12,517,226

Taiwan - 1.5%
Advanced Semiconductor Engineering, Inc.	164,000	194,771
AU Optronics Corp.	2,127,000	1,079,596
Chicony Electronics Co., Ltd.	177,087	493,120
China Motor Corp.	211,000	186,371
CTBC Financial Holding Co., Ltd.	1,280,690	828,540
Delta Electronics, Inc.	59,000	348,645
Far EasTone Telecommunications Co., Ltd.	33,000	76,024
Fubon Financial Holding Co., Ltd.	1,797,297	2,860,810
Hon Hai Precision Industry Co., Ltd.	936,052	2,584,921
Inotera Memories, Inc. †	2,836,000	4,449,678
Inventec Corp.	920,000	615,296
Kinsus Interconnect Technology Corp.	423,000	1,397,643
Largan Precision Co., Ltd.	42,000	3,143,963
Lite-On Technology Corp.	103,535	118,276
MediaTek, Inc.	120,176	1,747,050
President Chain Store Corp.	140,000	1,081,335
Realtek Semiconductor Corp.	225,833	749,951
Ruentex Development Co., Ltd.	48,000	75,868
Taiwan Cooperative Financial Holding Co., Ltd.	113,804	58,503
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (1)(a)	44,700	1,000,386
Uni-President Enterprises Corp.	402,642	636,743
Walsin Lihwa Corp. †	249,000	78,098

		23,805,588

Thailand - 0.2%
Airports of Thailand PCL NVDR	175,000	1,490,964
Bangkok Bank PCL NVDR	22,000	129,219

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 5)
Thailand - 0.2% (continued)
BEC World PCL NVDR	209,700	$324,541
Bumrungrad Hospital PCL NVDR	18,600	79,363
Kasikornbank PCL NVDR	27,600	190,888
Krung Thai Bank PCL NVDR	1,197,000	821,210
PTT Exploration & Production PCL NVDR	191,200	647,477

		3,683,662

Turkey - 0.4%
BIM Birlesik Magazalar AS	49,236	1,052,906
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	116,228	137,471
Enka Insaat ve Sanayi AS	201,860	455,510
Eregli Demir ve Celik Fabrikalari TAS	281,143	534,900
Koza Altin Isletmeleri AS	82,071	548,733
TAV Havalimanlari Holding AS	162,076	1,323,132
Turkiye Halk Bankasi AS	176,886	1,047,800
Turkiye Is Bankasi, Class C	78,680	226,238
Turkiye Sise ve Cam Fabrikalari AS	124,992	194,132

	SHARES	VALUE (Note 5)
Turkey - 0.4% (continued)
Turkiye Vakiflar Bankasi Tao, Class D	312,023	$648,977

		6,169,799

United States - 2.7%
Cubist Pharmaceuticals, Inc. (1)†	113,785	11,452,460
Herbalife Ltd. (1)(a)	2,771	104,467
Regeneron Pharmaceuticals, Inc. (1)†	60,884	24,977,661
Sirius XM Holdings, Inc. (1)†	1,507,206	5,275,221
Southern Copper Corp. (1)(a)	8,101	228,448

		42,038,257

TOTAL COMMON STOCKS (cost $205,282,290)		213,376,495

PREFERRED STOCKS - 0.1%
Brazil - 0.1%
Cia Energetica de Sao Paulo, Series B (1)
(cost $781,503)	86,600	873,428

CONVERTIBLE PREFERRED STOCKS - 4.1%			SHARES	VALUE (Note 5)
United States - 4.1%
Alcoa, Inc., Series 1, $50.00 par, 5.375% 10/01/17 (1) †			16,075	$810,984
Bunge Ltd., Perpetual Preferred Stock, $100.00 par, 4.875% 12/31/49 (1) (c)			30,900	3,476,250
Chesapeake Energy Corp., Perpetual Preferred Stock 144A, $1,000.00 par, 5.750% 05/17/15 †(a)(c)(d)			400	414,250
Dominion Resources, Inc., $50.00 par, 6.375% 07/01/17 (1) †			19,150	995,991
Dominion Resources, Inc., Series A, $49.00 par, 6.125% 04/01/16 (1)			101,200	6,073,012
Dominion Resources, Inc., Series B, $49.00 par, 6.000% 07/01/16 (1) †			179,350	10,782,522
NextEra Energy, Inc., $50.00 par, 5.599% 06/01/15 (1) †			139,250	9,545,588
NextEra Energy, Inc., $50.00 par, 5.799% 09/01/16 (1) †			95,325	5,499,299
NextEra Energy, Inc., $50.00 par, 5.889% 09/01/15 (1) †			169,900	11,373,106
Omnicare Capital Trust II, Series B, $50.00 par, 4.000% 06/15/33 †			4,950	441,633
Post Holdings, Inc., Perpetual Preferred Stock 144A, $100.00 par, 2.500% 02/15/19 †(a)(c)(d)			22,177	1,858,710
T-Mobile US, Inc., $50.00 par, 5.500% 12/15/17 (1) †			160,075	8,482,374
Tyson Foods, Inc., $50.00 par, 4.750% 07/15/17 (1)			93,500	4,706,790

TOTAL CONVERTIBLE PREFERRED STOCKS (cost $58,956,910)				64,460,509

CORPORATE BONDS - 0.1%	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)
United States - 0.1%
Forest Oil Corp. (a) (cost $3,964,123)	7.250%	06/15/19	$3,950	1,422,000

CONVERTIBLE BONDS - 26.5%
Canada - 0.1%
Element Financial Corp. 144A (a)(d)	5.125%	06/30/19	1,550	1,440,868

Cayman Islands - 0.1%
Herbalife Ltd. 144A (d)	2.000%	08/15/19	3,000	2,205,000

Malta - 0.1%
Lufthansa Malta Blues LP, Series JBLU 144A (a)(d)	0.750%	04/05/17	475	1,494,067

Mexico - 0.0% (b)
Cemex SAB de CV	3.750%	03/15/18	350	421,969

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)

Monaco - 0.1%
Scorpio Tankers, Inc. 144A (a)(d)	2.375%	07/01/19	$1,050	$1,000,781

Netherlands - 0.6%
Fiat Chrysler Automobiles NV (1)	7.875%	12/15/16	5,848	6,286,062
NXP Semiconductors NV 144A (a)(d)	1.000%	12/01/19	2,550	2,612,156

				8,898,218

United States - 25.5%
Acorda Therapeutics, Inc. (a)	1.750%	06/15/21	275	316,422
Alpha Natural Resources, Inc. (a)	4.875%	12/15/20	200	73,750
American Realty Capital Properties, Inc. (a)	3.000%	08/01/18	3,525	3,254,015
American Realty Capital Properties, Inc. (a)	3.750%	12/15/20	525	482,344
Annaly Capital Management, Inc. (a)	5.000%	05/15/15	2,650	2,663,250
Ares Capital Corp. 144A (a)(d)	5.750%	02/01/16	417	429,771
Ciena Corp. (a)	4.000%	12/15/20	1,166	1,445,111
DDR Corp.	1.750%	11/15/40	1,670	2,067,669
Electronic Arts, Inc.	0.750%	07/15/16	450	677,813
Equinix, Inc.	4.750%	06/15/16	4,450	12,510,063
General Cable Corp. (a)(e)	4.500%	11/15/29	1,370	988,969
Health Care REIT, Inc.	3.000%	12/01/29	4,550	6,822,156
Intel Corp.	3.250%	08/01/39	10,800	18,778,500
Lennar Corp. 144A (d)	3.250%	11/15/21	3,325	6,450,500
Lennar Corp. 144A (d)	2.750%	12/15/20	2,650	5,353,000
LinkedIn Corp. 144A (a)(d)	0.500%	11/01/19	10,250	10,813,750
Meritor, Inc.	7.875%	03/01/26	600	988,125
MGIC Investment Corp. (a)	5.000%	05/01/17	3,250	3,633,906
MGIC Investment Corp. (a)	2.000%	04/01/20	10,000	14,631,250
MGM Resorts International (a)*	4.250%	04/15/15	6,950	8,201,000
Microchip Technology, Inc.	2.125%	12/15/37	24,375	43,478,906
Micron Technology, Inc., Series C	2.375%	05/01/32	8,875	32,338,281
Micron Technology, Inc., Series F	2.125%	02/15/33	1,300	4,172,187
NorthStar Realty Finance LP 144A (a)(d)	5.375%	06/15/33	100	196,438
Novellus Systems, Inc.	2.625%	05/15/41	11,700	26,822,250
NRG Yield, Inc. 144A (d)	3.500%	02/01/19	2,925	3,224,813
Palo Alto Networks, Inc. 144A (a)(d)	0.000%	07/01/19	500	631,563
PHH Corp. (a)	6.000%	06/15/17	14,402	28,398,944
Prospect Capital Corp. 144A (a)(d)	4.750%	04/15/20	1,100	1,029,875
Radian Group, Inc.	3.000%	11/15/17	6,425	9,818,203
Radian Group, Inc.	2.250%	03/01/19	6,525	10,493,016
SanDisk Corp.	1.500%	08/15/17	11,190	21,484,800
SL Green Operating Partnership LP 144A (a)(d)	3.000%	10/15/17	5,325	7,834,406
Spirit Realty Capital, Inc. (a)	2.875%	05/15/19	225	219,094
Starwood Property Trust, Inc. (a)	4.550%	03/01/18	4,275	4,542,187
Starwood Property Trust, Inc.	4.000%	01/15/19	4,350	4,798,594
Stillwater Mining Co. (a)	1.750%	10/15/32	2,100	2,593,500
SunEdison, Inc. 144A (d)	2.000%	10/01/18	8,150	11,960,125
SunEdison, Inc. 144A (d)	0.250%	01/15/20	950	920,312
SunEdison, Inc. 144A (d)	2.750%	01/01/21	5,575	8,352,047
SunPower Corp.	4.500%	03/15/15	1,300	1,516,937
Take-Two Interactive Software, Inc. (a)	1.750%	12/01/16	2,450	3,705,625
Tesla Motors, Inc.	1.500%	06/01/18	8,500	15,788,750
UTi Worldwide, Inc. 144A (a)(d)	4.500%	03/01/19	3,275	3,616,828
VeriSign, Inc.	4.086%	08/15/37	19,969	34,209,393
Vishay Intertechnology, Inc. 144A (a)(d)	2.250%	11/15/40	1,175	1,302,047
WebMD Health Corp. (a)	1.500%	12/01/20	1,775	1,771,672
WellPoint, Inc. (a)	2.750%	10/15/42	7,975	13,726,969

				399,529,126

TOTAL CONVERTIBLE BONDS (cost $339,901,066)				414,990,029

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

RIGHTS - 0.0% (b)	SHARES	VALUE (Note 5)
Dufry AG (3) †(i) (cost $—)	(4,816)	$—

MONEY MARKET FUNDS - 38.3%
BlackRock Liquidity Funds TempFund Portfolio - Series I, Institutional Shares, 0.070% (f)^	1,000,097	1,000,097
Dreyfus Treasury Cash Management, Class I, 0.010% (f)^	4,000,388	4,000,388
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (f)^	172,202,636	172,202,636
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (f)(g)^	416,830,116	416,830,116
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (f)^	5,000,819	5,000,819

TOTAL MONEY MARKET FUNDS (cost $599,034,056)		599,034,056

SHORT-TERM INVESTMENTS - 3.4%	PRINCIPAL AMOUNT (000’s)
U.S. Treasury Bill, 0.055%, 1/29/2015 (h)^	$25,758	25,757,510
U.S. Treasury Bill, 0.067%, 5/28/2015 (h)^	11,300	11,297,017
U.S. Treasury Bill, 0.045%, 2/5/2015 (h)^	16,427	16,426,606

TOTAL SHORT-TERM INVESTMENTS (cost $53,480,094)		53,481,133

U.S. TREASURY OBLIGATIONS - 0.1%
U.S. Treasury Note 0.250%, 08/15/15 (cost $1,727,231)	1,725	1,725,675

TOTAL INVESTMENTS IN SECURITIES, AT VALUE (cost $1,263,127,273)		1,349,363,325

SECURITIES SOLD SHORT- (27.2)%	SHARES

COMMON STOCKS - (27.1)%

Canada - 0.0% (b)
Element Financial Corp. (1)	(44,286)	(538,995)

Mexico - 0.0% (b)
Cemex SAB de CV ADR (1)	(27,940)	(284,709)

Monaco - 0.0% (b)
Scorpio Tankers, Inc. (1)	(52,932)	(459,979)

Netherlands - (0.1)%
NXP Semiconductor NV (1)	(15,001)	(1,146,076)

Spain - 0.0% (b)
Banco Santander SA	(1,654)	(13,882)

Switzerland - (0.1)%
Holcim Ltd.	(13,675)	(977,546)

	SHARES	VALUE (Note 5)

United States - (26.9)%
Acorda Therapeutics, Inc. (1)†	(4,652)	$(190,127)
Alcoa, Inc. (1)	(38,299)	(604,741)
Alpha Natural Resources, Inc. (1)†	(15,100)	(25,217)
American Realty Capital Properties, Inc. REIT (1)	(47,479)	(429,685)
Anthem, Inc. (1)	(89,529)	(11,251,109)
Applied Materials, Inc. (1)	(140,047)	(3,489,971)
Ares Capital Corp. (1)	(1,526)	(23,813)
Bunge Ltd. (1)	(11,441)	(1,040,101)
Chesapeake Energy Corp. (1)	(8,709)	(170,435)
Ciena Corp. (1)†	(36,035)	(699,440)
DDR Corp. REIT (1)	(103,466)	(1,899,636)
Dominion Resources, Inc. (1)	(187,814)	(14,442,897)
Electronic Arts, Inc. (1)†	(12,761)	(599,958)
Equinix, Inc. (1)	(54,618)	(12,383,539)
General Cable Corp. (1)	(32,207)	(479,884)
Health Care REIT, Inc. REIT (1)	(90,469)	(6,845,789)
Intel Corp. (1)	(412,899)	(14,984,105)
JetBlue Airways Corp. (1)†	(91,783)	(1,455,678)
Lam Research Corp. (1)	(321,559)	(25,512,491)
Lennar Corp., Class A (1)	(250,338)	(11,217,646)
LinkedIn Corp., Class A (1)†	(22,272)	(5,116,101)
Meritor, Inc. (1)†	(42,500)	(643,875)
MGIC Investment Corp. (1)†	(1,289,351)	(12,016,751)
MGM Resorts International (1)†	(260,182)	(5,562,691)
Microchip Technology, Inc. (1)	(916,406)	(41,339,075)
Micron Technology, Inc. (1)†	(1,029,357)	(36,037,789)
NextEra Energy, Inc. (1)	(223,302)	(23,734,770)
NorthStar Realty Finance Corp. REIT (1)	(11,526)	(202,627)
NRG Yield, Inc., Class A (1)	(34,245)	(1,614,309)
Omnicare, Inc. (1)	(5,942)	(433,350)
Palo Alto Networks, Inc. (1)†	(3,514)	(430,711)
PHH Corp. (1)†	(1,081,206)	(25,905,696)
Post Holdings, Inc. (1)†	(38,108)	(1,596,344)
Prospect Capital Corp. (1)	(2,662)	(21,988)
Radian Group, Inc. (1)	(1,009,011)	(16,870,664)
Regeneron Pharmaceuticals, Inc. (1)†	(60,839)	(24,959,200)
SanDisk Corp. (1)	(204,812)	(20,067,480)
Sirius XM Holdings, Inc. (1)†	(1,507,206)	(5,275,221)
SL Green Realty Corp. REIT (1)	(60,718)	(7,226,657)
Spirit Realty Capital, Inc. REIT (1)	(8,161)	(97,034)
Starwood Property Trust, Inc. REIT (1)	(228,559)	(5,311,711)
Stillwater Mining Co. (1)†	(135,300)	(1,994,322)
SunEdison, Inc. (1)†	(838,790)	(16,364,793)
SunPower Corp. (1)†	(44,430)	(1,147,627)
Take-Two Interactive Software, Inc. (1)†	(114,203)	(3,201,110)
Tesla Motors, Inc. (1)†	(64,847)	(14,422,621)
T-Mobile US, Inc. (1)†	(90,107)	(2,427,483)
Tyson Foods, Inc., Class A (1)	(85,340)	(3,421,281)
UTi Worldwide, Inc. (1)†	(155,856)	(1,881,182)
VeriSign, Inc. (1)†	(534,551)	(30,469,407)
Vishay Intertechnology, Inc. (1)	(77,855)	(1,101,648)
WebMD Health Corp. (1)†	(23,245)	(919,340)

		(419,561,120)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $353,556,595)		(422,982,307)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

U.S. TREASURY OBLIGATIONS - (0.1)%	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
U.S. Treasury Note, 0.250%, 8/15/15
(proceeds $1,725,757)	$(1,725)	$(1,725,675)

TOTAL SECURITIES SOLD SHORT, AT VALUE (proceeds $355,282,352)		(424,707,982)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 59.1% (cost $907,844,921)		924,655,343

OTHER ASSETS IN EXCESS OF LIABILITIES - 40.9% (j)		638,851,792

NET ASSETS - 100.0%		$1,563,507,135

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$26,462,946	1.6%
Consumer Staples	18,148,309	1.2
Energy	10,678,397	0.7
Financials	71,434,835	4.5
Health Care	19,742,828	1.3
Industrials	12,218,078	0.8
Information Technology	57,550,176	3.6
Materials	9,036,165	0.6
Telecommunication Services	25,639,106	1.6
Utilities	21,229,314	1.4
Money Market Funds	599,034,056	38.3
Other Investments	53,481,133	3.5

Total Investments	924,655,343	59.1
Other Assets in Excess of Liabilities (j)	638,851,792	40.9

Net Assets	$1,563,507,135	100.0%

†	Non income-producing security.
(a)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2014, the value of these securities was $151,743,153. In addition, $377,279,845 of cash collateral was pledged.
(b)	Represents less than 0.05% of net assets.
(c)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date. The rate shown represents the variable dividend rate in effect as of December 31, 2014.
(d)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(e)	Represents a step bond. The rate shown reflects the yield at December 31, 2014.
(f)	Represents annualized seven-day yield as of December 31, 2014.
(g)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(h)	The rate shown is the effective yield at the date of purchase.
(i)	Security fair valued as of December 31, 2014 using procedures approved by the Board of Trustees. The total value of positions fair valued was $0, or 0.0% of total net assets.
(j)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

^	All or a portion represents positions held in the respective Subsidiary (See Note 2).

*	All or a portion of this security has been segregated for covered call options written.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).
(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

144A - Restricted Security

ADR - American Depositary Receipt

NVDR - Non-Voting Depository Receipt

REIT - Real Estate Investment Trust

Credit default swap contracts sell protection as of December 31, 2014:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared
CitiBank	Markit CDX North America High Yield Index Series 23	5.000%	USD	3.557%	55,875,000	$2,991,922	12/20/2019	$555,782

Cash held as collateral at CitiBank for exchange cleared credit default swap contracts was $351,657.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

Open written options contracts outstanding at December 31, 2014:

Call options written

NUMBER OF CONTRACTS	ISSUER	COUNTERPARTY	EXPIRATION DATE	PROCEEDS	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
829	MGM Resorts International (Exercise price $19)	J.P. Morgan	3/20/2015	$(104,437)	$(239,581)	$(135,144)

Total return swap contracts outstanding as of December 31, 2014:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	10-Year Canadian Bond March Futures	3/2015	CAD	83,857,967	$1,407,155
Bank of America	10-Year Japanese Government Bond March Futures	3/2015	JPY	(34,964,794,200)	(1,764,660)
Bank of America	30-Year Euro Buxl Bond March Futures	3/2015	EUR	7,254,577	419,965
Morgan Stanley and Co., International PLC	Bovespa Index February Futures	2/2015	BRL	(493,697)	(4,016)
CitiBank	Brent Crude January Futures^	2/2015	USD	10,948,403	(1,374,157)
CitiBank	Brent Crude January Futures^	2/2015	USD	(18,139,842)	3,291,046
CitiBank	Cocoa March Futures^	2/2015	USD	29,601	1,259
CitiBank	Corn March Futures^	2/2015	USD	9,404,497	123,463
CitiBank	Corn March Futures^	2/2015	USD	(10,986,415)	(228,761)
CitiBank	Cotton No. 2 March Futures^	2/2015	USD	(1,964,560)	66,055
Bank of America	Euro - Bobl March Futures	3/2015	EUR	49,985,200	371,988
Bank of America	Euro - Bund March Futures	3/2015	EUR	103,896,652	2,199,224
Bank of America	Euro - SCHATZ March Futures	3/2015	EUR	56,158,061	65,801
Deutsche Bank	Gas Oil February Futures^	2/2015	USD	448,400	(31,400)
Deutsche Bank	Gas Oil February Futures^	2/2015	USD	(3,525,506)	293,756
Merrill Lynch	Gas Oil February Futures^	2/2015	USD	565,000	(43,744)
Merrill Lynch	Gas Oil February Futures^	2/2015	USD	(7,693,650)	448,209
Deutsche Bank	Gas Oil January Futures^	1/2015	USD	7,191,031	(890,356)
Deutsche Bank	Gas Oil January Futures^	1/2015	USD	(8,559,693)	2,259,018
Merrill Lynch	Gas Oil January Futures^	1/2015	USD	7,506,000	(385,713)
Merrill Lynch	Gas Oil January Futures^	1/2015	USD	(9,667,450)	2,547,097
Deutsche Bank	Gasoline RBOB January Futures^	1/2015	USD	1,724,570	(117,037)
Deutsche Bank	Gasoline RBOB January Futures^	1/2015	USD	(10,166,083)	1,262,822
Deutsche Bank	Heating Oil ULSD January Futures^	1/2015	USD	3,144,204	(217,778)
Deutsche Bank	Heating Oil ULSD January Futures^	1/2015	USD	(13,716,184)	1,240,369
Bank of America	H-SHARES Index January Futures	1/2015	HKD	57,442,996	90,802
Goldman Sachs	H-SHARES Index January Futures	1/2015	HKD	14,736,475	32,201
Morgan Stanley and Co., International PLC	H-SHARES Index January Futures	1/2015	HKD	93,452,166	162,698
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	2,776,512	(308,032)
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	(2,958,032)	132,272
CitiBank	LME Copper March Futures^	3/2015	USD	7,956,250	(71,250)
Bank of America	Long Gilt March Futures	3/2015	GBP	48,686,176	1,627,360
Morgan Stanley and Co., International PLC	MSCI Taiwan Stock Index January Futures	1/2015	USD	9,852,363	166,157
CitiBank	Natural Gas Swap December Futures^	1/2015	USD	19,176,880	(3,486,913)
CitiBank	Natural Gas Swap December Futures^	1/2015	USD	(19,791,120)	4,101,137
CitiBank	Natural Gas Swap January Futures^	2/2015	USD	(20,912,070)	4,618,110
Morgan Stanley and Co., International PLC	SGX S&P CNX Nifty Index January Futures	1/2015	USD	(1,631,774)	(6,590)
CitiBank	Soybean March Futures^	2/2015	USD	1,193,045	(16,020)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
CitiBank	Soybean Meal March Futures^	2/2015	USD	993,727	$ (20,447)
CitiBank	Soybean Oil March Futures^	2/2015	USD	(4,676,031)	(29,265)
Morgan Stanley and Co., International PLC	Swiss Market Index March Futures	3/2015	CHF	(83,202,392)	(2,724,001)
Morgan Stanley and Co., International PLC	Taiwan Stock Exchange January Futures	1/2015	TWD	73,841,488	71,206
Bank of America	Tel Aviv 25 Index January Futures	1/2015	ILS	21,216,693	(67,899)
Bank of America	U.S. Treasury 10-Year Note March Futures	3/2015	USD	52,681,606	319,488
Bank of America	U.S. Treasury 2-Year Note March Futures	3/2015	USD	76,247,372	(176,747)
Bank of America	U.S. Treasury 5-Year Note March Futures	3/2015	USD	43,484,498	(75,162)
Bank of America	U.S. Treasury Long Bond March Futures	3/2015	USD	16,318,892	450,358
CitiBank	Wheat March Futures^	2/2015	USD	11,833,114	(67,579)
CitiBank	Wheat March Futures^	2/2015	USD	(11,121,229)	(1,056,767)
Goldman Sachs	WIG20 Index March Futures	3/2015	PLN	(1,519,174)	10,117
CitiBank	WTI Crude January Futures^	2/2015	USD	7,030,632	(904,475)
CitiBank	WTI Crude January Futures^	2/2015	USD	(8,327,552)	1,082,704

					$14,793,068

Money Market Fund is pledged as collateral to Bank of America and Deutsche Bank for total return swap contracts and total return basket swap contracts in the amount of $199 and $29,293,570, respectively, at December 31, 2014. Money Market Fund is pledged as collateral to Goldman Sachs, Merrill Lynch and Morgan Stanley and Co., International PLC for total return swap contracts in the amount of $120,000, $48 and $16,808,900, respectively at December 31, 2014. Cash held as collateral for Bank of America, CitiBank and Deutsche Bank for total return swap contracts was $5,450,000, $1,180,000 and $5,850,000, respectively, at December 31, 2014. Cash held as collateral at J.P. Morgan for total return swap contracts and total return basket swap contracts was $107,300,000 at December 31, 2014.

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
43	Goldman Sachs	Cocoa Futures^	3/2015	$1,277,499	$1,326,992	$49,493
5	Goldman Sachs	Coffee ‘C’ Futures^	3/2015	360,036	312,375	(47,661)
5	Goldman Sachs	Hard Red Winter Wheat Futures^	3/2015	170,317	156,625	(13,692)
5	J.P. Morgan	LME Aluminum Futures^	1/2015	239,729	228,200	(11,529)
5	J.P. Morgan	LME Aluminum Futures^	1/2015	243,354	228,350	(15,004)
2	J.P. Morgan	LME Aluminum Futures^	1/2015	96,529	91,490	(5,039)
2	J.P. Morgan	LME Aluminum Futures^	1/2015	97,104	91,520	(5,584)
6	J.P. Morgan	LME Aluminum Futures^	1/2015	290,094	274,719	(15,375)
4	J.P. Morgan	LME Aluminum Futures^	1/2015	200,338	183,375	(16,963)
13	J.P. Morgan	LME Aluminum Futures^	1/2015	650,162	595,968	(54,194)
6	J.P. Morgan	LME Aluminum Futures^	1/2015	305,934	275,377	(30,557)
11	J.P. Morgan	LME Aluminum Futures^	2/2015	561,784	505,159	(56,625)
6	J.P. Morgan	LME Aluminum Futures^	2/2015	305,699	275,597	(30,102)
8	J.P. Morgan	LME Aluminum Futures^	2/2015	412,045	367,500	(44,545)
1	J.P. Morgan	LME Aluminum Futures^	2/2015	51,102	45,993	(5,109)
14	J.P. Morgan	LME Aluminum Futures^	3/2015	698,990	645,124	(53,866)
9	J.P. Morgan	LME Aluminum Futures^	3/2015	443,276	414,801	(28,475)
5	J.P. Morgan	LME Aluminum Futures^	3/2015	247,014	230,487	(16,527)
3	J.P. Morgan	LME Aluminum Futures^	3/2015	147,684	138,423	(9,261)
2	J.P. Morgan	LME Aluminum Futures^	3/2015	97,106	92,334	(4,772)
6	J.P. Morgan	LME Aluminum Futures^	3/2015	287,917	277,209	(10,708)
16	J.P. Morgan	LME Aluminum Futures^	3/2015	794,908	739,500	(55,408)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
3	J.P. Morgan	LME Aluminum Futures^	3/2015	$142,284	$138,630	$(3,654)
1	J.P. Morgan	LME Aluminum Futures^	3/2015	47,978	46,226	(1,752)
3	J.P. Morgan	LME Copper Futures^	1/2015	499,806	477,557	(22,249)
2	J.P. Morgan	LME Copper Futures^	1/2015	336,672	318,050	(18,622)
4	J.P. Morgan	LME Copper Futures^	1/2015	663,209	635,700	(27,509)
1	J.P. Morgan	LME Copper Futures^	1/2015	169,647	158,377	(11,270)
4	J.P. Morgan	LME Copper Futures^	1/2015	678,643	633,300	(45,343)
2	J.P. Morgan	LME Copper Futures^	2/2015	331,178	316,575	(14,603)
35	J.P. Morgan	LME Copper Futures^	2/2015	5,855,852	5,539,013	(316,839)
5	J.P. Morgan	LME Copper Futures^	2/2015	833,386	791,250	(42,136)
2	J.P. Morgan	LME Copper Futures^	2/2015	333,854	316,349	(17,505)
2	J.P. Morgan	LME Copper Futures^	2/2015	332,504	316,137	(16,367)
20	J.P. Morgan	LME Copper Futures^	3/2015	3,149,482	3,156,125	6,643
8	J.P. Morgan	LME Copper Futures^	3/2015	1,277,023	1,262,100	(14,923)
8	J.P. Morgan	LME Copper Futures^	3/2015	1,285,623	1,262,138	(23,485)
12	J.P. Morgan	LME Copper Futures^	3/2015	1,929,934	1,893,600	(36,334)
2	J.P. Morgan	LME Copper Futures^	3/2015	322,656	315,567	(7,089)
4	J.P. Morgan	LME Copper Futures^	3/2015	635,511	631,000	(4,511)
78	J.P. Morgan	LME Copper Futures^	3/2015	12,485,197	12,300,600	(184,597)
2	J.P. Morgan	LME Copper Futures^	3/2015	315,556	315,450	(106)
2	J.P. Morgan	LME Copper Futures^	3/2015	318,606	315,250	(3,356)
1	J.P. Morgan	LME Nickel Futures^	1/2015	100,778	90,460	(10,318)
1	J.P. Morgan	LME Nickel Futures^	1/2015	93,752	90,502	(3,250)
1	J.P. Morgan	LME Nickel Futures^	1/2015	92,042	90,538	(1,504)
1	J.P. Morgan	LME Nickel Futures^	1/2015	88,772	90,559	1,787
1	J.P. Morgan	LME Nickel Futures^	1/2015	94,778	90,570	(4,208)
1	J.P. Morgan	LME Nickel Futures^	2/2015	91,262	90,611	(651)
2	J.P. Morgan	LME Zinc Futures^	1/2015	114,329	108,353	(5,976)
2	J.P. Morgan	LME Zinc Futures^	1/2015	111,404	108,384	(3,020)
5	J.P. Morgan	LME Zinc Futures^	1/2015	279,886	270,993	(8,893)
4	J.P. Morgan	LME Zinc Futures^	1/2015	216,809	216,800	(9)
3	J.P. Morgan	LME Zinc Futures^	1/2015	167,354	162,586	(4,768)
1	J.P. Morgan	LME Zinc Futures^	2/2015	56,465	54,215	(2,250)
7	J.P. Morgan	LME Zinc Futures^	3/2015	388,545	380,417	(8,128)
1	J.P. Morgan	LME Zinc Futures^	3/2015	55,553	54,351	(1,202)
1	J.P. Morgan	LME Zinc Futures^	3/2015	55,753	54,356	(1,397)
1	J.P. Morgan	LME Zinc Futures^	3/2015	54,428	54,399	(29)
9	J.P. Morgan	LME Zinc Futures^	3/2015	502,363	489,712	(12,651)
5	J.P. Morgan	LME Zinc Futures^	3/2015	270,589	272,098	1,509
2	J.P. Morgan	LME Zinc Futures^	3/2015	106,506	108,850	2,344
3	J.P. Morgan	LME Zinc Futures^	3/2015	162,459	163,144	685
39	Goldman Sachs	Silver Futures^	3/2015	3,248,414	3,041,804	(206,610)
72	Goldman Sachs	Soybean Meal Futures^	3/2015	2,575,849	2,502,720	(73,129)
401	J.P. Morgan	90-Day Sterling Futures	9/2016	76,898,863	77,179,514	280,651
140	Barclays Capital	Amsterdam Index Futures	1/2015	14,006,480	14,399,595	393,115
68	Barclays Capital	DAX Index Futures	3/2015	19,601,618	20,248,916	647,298
187	Barclays Capital	DJIA Mini E-CBOT Futures	3/2015	16,175,006	16,598,120	423,114
192	Barclays Capital	FTSE 100 Index Futures	3/2015	19,419,019	19,518,660	99,641
9	Barclays Capital	Hang Seng Index Futures	1/2015	1,385,170	1,372,345	(12,825)
153	Barclays Capital	H-SHARES Index Futures	1/2015	11,782,448	11,827,207	44,759
120	Barclays Capital	IBEX 35 Index Futures	1/2015	14,239,526	14,875,338	635,812
107	Barclays Capital	MSCI Singapore Index Futures	1/2015	6,126,022	6,164,829	38,807
228	Barclays Capital	MSCI Taiwan Stock Index Futures	1/2015	7,722,296	7,822,680	100,384
162	Barclays Capital	NASDAQ 100 E-Mini Futures	3/2015	13,505,487	13,714,110	208,623
93	Barclays Capital	S&P MID 400 E-Mini Futures	3/2015	13,257,200	13,471,980	214,780
21	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	3/2015	3,022,438	3,078,602	56,164
519	Barclays Capital	SET50 Index Futures	3/2015	3,184,727	3,120,625	(64,102)
83	Barclays Capital	SGX S&P CNX Nifty Index Futures	1/2015	1,384,849	1,387,594	2,745
423	Barclays Capital	TOPIX Index Futures	3/2015	49,840,953	49,705,502	(135,451)
107	J.P. Morgan	3-Month Euro Euribor Futures	3/2015	32,341,647	32,344,561	2,914
1,290	J.P. Morgan	3-Month Euro Euribor Futures	6/2015	389,888,179	390,026,528	138,349
1,068	J.P. Morgan	3-Month Euro Euribor Futures	9/2015	322,752,532	322,921,805	169,273
436	J.P. Morgan	3-Month Euro Euribor Futures	12/2015	131,776,136	131,822,919	46,783

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
154	J.P. Morgan	3-Month Euro Euribor Futures	3/2016	$46,513,232	$46,556,648	$43,416
227	J.P. Morgan	3-Month Euro Euribor Futures	6/2016	68,539,313	68,615,408	76,095
298	J.P. Morgan	3-Month Euro Euribor Futures	9/2016	89,992,608	90,054,068	61,460
294	J.P. Morgan	3-Month Euro Euribor Futures	12/2016	88,771,885	88,823,054	51,169
1,121	J.P. Morgan	90-Day EURODollar Futures	6/2015	278,970,818	279,030,912	60,094
1,088	J.P. Morgan	90-Day EURODollar Futures	9/2015	270,251,737	270,232,000	(19,737)
878	J.P. Morgan	90-Day EURODollar Futures	12/2015	217,729,846	217,491,574	(238,272)
30	J.P. Morgan	90-Day EURODollar Futures	3/2016	7,418,280	7,411,500	(6,780)
41	J.P. Morgan	90-Day EURODollar Futures	6/2016	10,113,626	10,103,425	(10,201)
68	J.P. Morgan	90-Day EURODollar Futures	9/2016	16,738,544	16,716,950	(21,594)
106	J.P. Morgan	90-Day EURODollar Futures	12/2016	26,049,557	26,004,450	(45,107)
460	J.P. Morgan	90-Day Sterling Futures	3/2016	88,485,651	88,768,115	282,464
425	J.P. Morgan	90-Day Sterling Futures	6/2016	81,632,618	81,906,387	273,769
392	J.P. Morgan	90-Day Sterling Futures	12/2016	75,252,659	75,355,668	103,009
874	J.P. Morgan	Australia 3-Year Bond Futures	3/2015	79,130,962	79,403,292	272,330

				2,642,753,244	2,645,297,415	2,544,171

Short Contracts:
8	Goldman Sachs	Cocoa Futures^	3/2015	(226,152)	(232,800)	(6,648)
85	Goldman Sachs	Corn Futures^	3/2015	(1,744,183)	(1,687,250)	56,933
107	Goldman Sachs	Cotton No. 2 Futures^	3/2015	(3,220,253)	(3,224,445)	(4,192)
15	Goldman Sachs	Gold 100 OZ Futures^	2/2015	(1,796,079)	(1,776,150)	19,929
72	Goldman Sachs	Live Cattle Futures^	2/2015	(2,425,251)	(2,338,560)	86,691
5	J.P. Morgan	LME Aluminum Futures^	1/2015	(239,069)	(228,200)	10,869
5	J.P. Morgan	LME Aluminum Futures^	1/2015	(244,027)	(228,350)	15,677
2	J.P. Morgan	LME Aluminum Futures^	1/2015	(96,833)	(91,490)	5,343
2	J.P. Morgan	LME Aluminum Futures^	1/2015	(97,144)	(91,520)	5,624
6	J.P. Morgan	LME Aluminum Futures^	1/2015	(287,749)	(274,719)	13,030
4	J.P. Morgan	LME Aluminum Futures^	1/2015	(200,991)	(183,375)	17,616
13	J.P. Morgan	LME Aluminum Futures^	1/2015	(650,272)	(595,969)	54,303
6	J.P. Morgan	LME Aluminum Futures^	1/2015	(305,988)	(275,378)	30,610
11	J.P. Morgan	LME Aluminum Futures^	2/2015	(563,728)	(505,159)	58,569
6	J.P. Morgan	LME Aluminum Futures^	2/2015	(304,075)	(275,597)	28,478
8	J.P. Morgan	LME Aluminum Futures^	2/2015	(411,058)	(367,500)	43,558
1	J.P. Morgan	LME Aluminum Futures^	2/2015	(51,092)	(45,994)	5,098
14	J.P. Morgan	LME Aluminum Futures^	3/2015	(700,265)	(645,123)	55,142
9	J.P. Morgan	LME Aluminum Futures^	3/2015	(443,763)	(414,801)	28,962
5	J.P. Morgan	LME Aluminum Futures^	3/2015	(246,985)	(230,488)	16,497
3	J.P. Morgan	LME Aluminum Futures^	3/2015	(147,468)	(138,423)	9,045
2	J.P. Morgan	LME Aluminum Futures^	3/2015	(97,260)	(92,333)	4,927
6	J.P. Morgan	LME Aluminum Futures^	3/2015	(288,607)	(277,209)	11,398
36	J.P. Morgan	LME Aluminum Futures^	3/2015	(1,765,899)	(1,663,875)	102,024
3	J.P. Morgan	LME Aluminum Futures^	3/2015	(142,315)	(138,630)	3,685
1	J.P. Morgan	LME Aluminum Futures^	3/2015	(47,800)	(46,226)	1,574
3	J.P. Morgan	LME Copper Futures^	1/2015	(498,724)	(477,557)	21,167
2	J.P. Morgan	LME Copper Futures^	1/2015	(337,746)	(318,050)	19,696
4	J.P. Morgan	LME Copper Futures^	1/2015	(658,347)	(635,700)	22,647
1	J.P. Morgan	LME Copper Futures^	1/2015	(170,073)	(158,377)	11,696
4	J.P. Morgan	LME Copper Futures^	1/2015	(676,841)	(633,300)	43,541
2	J.P. Morgan	LME Copper Futures^	2/2015	(330,695)	(316,575)	14,120
35	J.P. Morgan	LME Copper Futures^	2/2015	(5,849,302)	(5,539,013)	310,289
5	J.P. Morgan	LME Copper Futures^	2/2015	(837,198)	(791,250)	45,948
2	J.P. Morgan	LME Copper Futures^	2/2015	(334,359)	(316,350)	18,009
2	J.P. Morgan	LME Copper Futures^	2/2015	(332,980)	(316,138)	16,842
20	J.P. Morgan	LME Copper Futures^	3/2015	(3,160,463)	(3,156,125)	4,338
8	J.P. Morgan	LME Copper Futures^	3/2015	(1,277,680)	(1,262,100)	15,580
8	J.P. Morgan	LME Copper Futures^	3/2015	(1,285,527)	(1,262,138)	23,389
12	J.P. Morgan	LME Copper Futures^	3/2015	(1,933,123)	(1,893,600)	39,523
2	J.P. Morgan	LME Copper Futures^	3/2015	(323,103)	(315,566)	7,537
4	J.P. Morgan	LME Copper Futures^	3/2015	(635,303)	(631,000)	4,303
54	J.P. Morgan	LME Copper Futures^	3/2015	(8,618,530)	(8,515,800)	102,730
2	J.P. Morgan	LME Copper Futures^	3/2015	(316,303)	(315,450)	853
2	J.P. Morgan	LME Copper Futures^	3/2015	(317,587)	(315,250)	2,337
155	Goldman Sachs	LME Copper Futures^	3/2015	(11,506,818)	(10,948,813)	558,005

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts:
1	J.P. Morgan	LME Nickel Futures^	1/2015	$(100,556)	$(90,460)	$10,096
1	J.P. Morgan	LME Nickel Futures^	1/2015	(93,488)	(90,502)	2,986
1	J.P. Morgan	LME Nickel Futures^	1/2015	(91,696)	(90,538)	1,158
1	J.P. Morgan	LME Nickel Futures^	1/2015	(89,108)	(90,559)	(1,451)
1	J.P. Morgan	LME Nickel Futures^	1/2015	(94,619)	(90,570)	4,049
1	J.P. Morgan	LME Nickel Futures^	2/2015	(90,517)	(90,611)	(94)
2	J.P. Morgan	LME Zinc Futures^	1/2015	(113,677)	(108,353)	5,324
2	J.P. Morgan	LME Zinc Futures^	1/2015	(110,977)	(108,384)	2,593
5	J.P. Morgan	LME Zinc Futures^	1/2015	(279,759)	(270,992)	8,767
4	J.P. Morgan	LME Zinc Futures^	1/2015	(218,974)	(216,800)	2,174
3	J.P. Morgan	LME Zinc Futures^	1/2015	(167,440)	(162,585)	4,855
1	J.P. Morgan	LME Zinc Futures^	2/2015	(56,248)	(54,215)	2,033
7	J.P. Morgan	LME Zinc Futures^	3/2015	(386,301)	(380,416)	5,885
1	J.P. Morgan	LME Zinc Futures^	3/2015	(55,234)	(54,350)	884
1	J.P. Morgan	LME Zinc Futures^	3/2015	(56,006)	(54,356)	1,650
1	J.P. Morgan	LME Zinc Futures^	3/2015	(54,505)	(54,398)	107
18	J.P. Morgan	LME Zinc Futures^	3/2015	(976,999)	(979,425)	(2,426)
5	J.P. Morgan	LME Zinc Futures^	3/2015	(271,017)	(272,099)	(1,082)
2	J.P. Morgan	LME Zinc Futures^	3/2015	(106,515)	(108,850)	(2,335)
3	J.P. Morgan	LME Zinc Futures^	3/2015	(160,829)	(163,144)	(2,315)
114	Goldman Sachs	Platinum Futures^	4/2015	(6,844,273)	(6,894,150)	(49,877)
80	Goldman Sachs	Soybean Futures^	3/2015	(4,175,391)	(4,094,000)	81,391
17	Goldman Sachs	Soybean Oil Futures^	3/2015	(327,801)	(327,828)	(27)
934	Goldman Sachs	Sugar #11 (World Markets) Futures^	2/2015	(17,028,154)	(15,189,082)	1,839,072
501	Barclays Capital	CAC40 Index Futures	1/2015	(24,334,712)	(25,928,673)	(1,593,961)
37	Barclays Capital	E-Mini Russell 2000 Futures	3/2015	(4,405,153)	(4,442,590)	(37,437)
49	Barclays Capital	Euro Stoxx 50 Index	3/2015	(1,881,223)	(1,857,633)	23,590
191	Barclays Capital	FTSE Bursa Malaysia KLCI Index Futures	1/2015	(4,790,719)	(4,782,511)	8,208
443	J.P. Morgan	FTSE/JSE Top 40 Index Futures	3/2015	(16,229,576)	(16,949,099)	(719,523)
85	Barclays Capital	FTSE/MIB Index Futures	3/2015	(9,517,768)	(9,806,638)	(288,870)
198	Barclays Capital	KOSPI Index 200 Futures	3/2015	(22,433,256)	(21,976,982)	456,274
113	J.P. Morgan	Mexican Stock Exchange Price and Quotation Index Futures	3/2015	(3,105,968)	(3,307,876)	(201,908)
1,939	Barclays Capital	MSCI Emerging Markets E-Mini Futures	3/2015	(88,569,126)	(92,849,015)	(4,279,889)
1,520	Barclays Capital	S&P 500 E-Mini Futures	3/2015	(153,991,987)	(155,982,400)	(1,990,413)
417	Barclays Capital	SPI 200 Index Futures	3/2015	(43,657,307)	(45,814,549)	(2,157,242)
761	J.P. Morgan	90-Day Sterling Futures	6/2015	(147,051,763)	(147,312,963)	(261,200)
299	J.P. Morgan	90-Day Sterling Futures	9/2015	(57,769,614)	(57,833,261)	(63,647)
297	J.P. Morgan	90-Day Sterling Futures	12/2015	(57,323,083)	(57,388,554)	(65,471)
1,472	J.P. Morgan	Australia 10-Year Bond Futures	3/2015	(152,107,761)	(153,997,078)	(1,889,317)
144	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	3/2015	(30,580,222)	(30,578,929)	1,293
1,570	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	6/2015	(333,277,018)	(333,344,595)	(67,577)
1,486	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	9/2015	(315,338,817)	(315,381,693)	(42,876)
525	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	12/2015	(111,408,136)	(111,367,060)	41,076
44	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	6/2015	(11,077,784)	(11,092,940)	(15,156)
13	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	9/2015	(3,272,926)	(3,278,440)	(5,514)
4	J.P. Morgan	U.S. Treasury 2-Year Note Futures	3/2015	(875,494)	(874,375)	1,119
7	J.P. Morgan	U.S. Treasury 5-Year Note Futures	3/2015	(832,800)	(832,507)	293

				(1,681,927,305)	(1,691,204,744)	(9,277,439)

				$960,825,939	$954,092,671	$(6,733,268)

Cash held as collateral at Barclays Capital, Goldman Sachs and J.P. Morgan for futures contracts was $38,037,411, $256,901 and $10,357,241, respectively at December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2014:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/18/15	CitiBank	AUD	72,983,500	$60,520,840	$59,273,032	$(1,247,808)
Australian Dollar, Expiring 03/18/15	Credit Suisse International	AUD	72,983,500	60,520,610	59,273,033	(1,247,577)
Brazilian Real, Expiring 03/18/15*	CitiBank	BRL	29,791,000	11,237,993	10,987,357	(250,636)
Brazilian Real, Expiring 03/18/15*	Credit Suisse International	BRL	29,791,000	11,238,047	10,987,357	(250,690)
Canadian Dollar, Expiring 03/18/15	CitiBank	CAD	16,787,000	14,701,698	14,426,234	(275,464)
Canadian Dollar, Expiring 03/18/15	Credit Suisse International	CAD	16,787,000	14,701,698	14,426,235	(275,463)
Swiss Franc, Expiring 03/18/15	CitiBank	CHF	12,081,000	12,490,768	12,167,843	(322,925)
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	12,081,000	12,490,824	12,167,843	(322,981)
Chilean Peso, Expiring 03/18/15*	CitiBank	CLP	2,000,000,000	3,243,208	3,272,684	29,476
Chilean Peso, Expiring 03/18/15*	Credit Suisse International	CLP	2,000,000,000	3,243,217	3,272,684	29,467
Czech Republic Koruna, Expiring 03/18/15	CitiBank	CZK	108,000,000	4,873,021	4,722,230	(150,791)
Czech Republic Koruna, Expiring 03/18/15	Credit Suisse International	CZK	109,000,000	4,914,806	4,765,954	(148,852)
Euro, Expiring 03/18/15	CitiBank	EUR	41,971,227	52,240,346	50,820,943	(1,419,403)
Euro, Expiring 03/18/15	Credit Suisse International	EUR	41,937,666	52,197,770	50,780,306	(1,417,464)
Euro, Expiring 06/09/15	The Royal Bank of Scotland	EUR	110,000	137,005	133,309	(3,696)
Euro, Expiring 11/09/15	The Royal Bank of Scotland	EUR	46,110	57,557	56,027	(1,530)
British Pound, Expiring 03/18/15	CitiBank	GBP	14,363,000	22,494,550	22,373,216	(121,334)
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	14,363,000	22,494,302	22,373,217	(121,085)
Hong Kong Dollar, Expiring 03/18/15	CitiBank	HKD	11,105,000	1,431,428	1,431,998	570
Hong Kong Dollar, Expiring 03/18/15	Credit Suisse International	HKD	11,105,000	1,431,232	1,431,998	766
Hungarian Forint, Expiring 03/18/15	CitiBank	HUF	2,125,250,000	8,544,890	8,107,904	(436,986)
Hungarian Forint, Expiring 03/18/15	Credit Suisse International	HUF	2,125,250,000	8,544,443	8,107,905	(436,538)
Israeli Shekel, Expiring 03/18/15	CitiBank	ILS	6,500,000	1,652,955	1,666,885	13,930
Israeli Shekel, Expiring 03/18/15	Credit Suisse International	ILS	6,500,000	1,652,476	1,666,885	14,409
Indian Rupee, Expiring 03/18/15*	CitiBank	INR	1,465,421,500	23,296,221	22,868,541	(427,680)
Indian Rupee, Expiring 03/18/15*	Credit Suisse International	INR	1,465,421,500	23,296,247	22,868,541	(427,706)
Japanese Yen, Expiring 03/18/15	CitiBank	JPY	5,439,108,500	46,151,521	45,438,449	(713,072)
Japanese Yen, Expiring 03/18/15	Credit Suisse International	JPY	5,439,108,500	46,149,801	45,438,448	(711,353)
Korean Won, Expiring 03/18/15*	CitiBank	KRW	26,100,000,000	23,652,024	23,666,385	14,361

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Korean Won, Expiring 03/18/15*	Credit Suisse International	KRW	26,100,000,000	$ 23,651,164	$ 23,666,385	$ 15,221
Mexican Peso, Expiring 03/18/15	CitiBank	MXN	86,500,000	5,898,684	5,836,535	(62,149)
Mexican Peso, Expiring 03/18/15	Credit Suisse International	MXN	86,500,000	5,899,395	5,836,535	(62,860)
Malaysian Ringgit, Expiring 03/18/15*	CitiBank	MYR	38,746,500	11,138,725	11,015,776	(122,949)
Malaysian Ringgit, Expiring 03/18/15*	Credit Suisse International	MYR	38,746,500	11,138,727	11,015,777	(122,950)
Norwegian Krone, Expiring 03/18/15	CitiBank	NOK	5,718,000	811,323	765,632	(45,691)
Norwegian Krone, Expiring 03/18/15	Credit Suisse International	NOK	5,718,000	811,341	765,632	(45,709)
New Zealand Dollar, Expiring 03/18/15	CitiBank	NZD	129,329,500	99,241,861	100,176,285	934,424
New Zealand Dollar, Expiring 03/18/15	Credit Suisse International	NZD	129,329,498	99,241,341	100,176,285	934,944
Philippine Peso, Expiring 03/18/15*	CitiBank	PHP	150,000,000	3,344,463	3,341,875	(2,588)
Philippine Peso, Expiring 03/18/15*	Credit Suisse International	PHP	150,000,000	3,344,462	3,341,875	(2,587)
Poland Zloty, Expiring 03/18/15	CitiBank	PLN	55,541,499	16,420,814	15,636,903	(783,911)
Poland Zloty, Expiring 03/18/15	Credit Suisse International	PLN	55,541,500	16,420,926	15,636,902	(784,024)
Russian Ruble, Expiring 03/18/15*	CitiBank	RUB	315,400,000	5,577,861	4,980,511	(597,350)
Russian Ruble, Expiring 03/18/15*	Credit Suisse International	RUB	315,400,000	5,579,795	4,980,511	(599,284)
Swedish Krona, Expiring 03/18/15	CitiBank	SEK	82,773,000	10,969,287	10,620,788	(348,499)
Swedish Krona, Expiring 03/18/15	Credit Suisse International	SEK	82,773,000	10,969,233	10,620,788	(348,445)
Singapore Dollar, Expiring 03/18/15	CitiBank	SGD	45,500,000	34,702,694	34,305,706	(396,988)
Singapore Dollar, Expiring 03/18/15	Credit Suisse International	SGD	45,500,000	34,694,803	34,305,706	(389,097)
Turkish Lira, Expiring 03/18/15	CitiBank	TRY	101,663,000	44,475,368	42,856,097	(1,619,271)
Turkish Lira, Expiring 03/18/15	Credit Suisse International	TRY	101,663,000	44,477,079	42,856,098	(1,620,981)
Taiwanese Dollar, Expiring 03/18/15*	CitiBank	TWD	237,522,499	7,648,769	7,519,438	(129,331)
Taiwanese Dollar, Expiring 03/18/15*	Credit Suisse International	TWD	237,522,498	7,648,771	7,519,438	(129,333)
South African Rand, Expiring 03/18/15	CitiBank	ZAR	122,488,500	10,680,365	10,464,075	(216,290)
South African Rand, Expiring 03/18/15	Credit Suisse International	ZAR	122,488,498	10,680,870	10,464,075	(216,795)

				$1,075,069,619	$1,057,679,071	$(17,390,548)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/18/15	CitiBank	AUD	(46,650,500)	$(38,748,269)	$(37,886,873)	$861,396
Australian Dollar, Expiring 03/18/15	Credit Suisse International	AUD	(46,650,500)	(38,752,548)	(37,886,874)	865,674
Brazilian Real, Expiring 03/18/15*	CitiBank	BRL	(18,100,000)	(6,551,481)	(6,675,546)	(124,065)
Brazilian Real, Expiring 03/18/15*	Credit Suisse International	BRL	(18,100,000)	(6,551,611)	(6,675,545)	(123,934)
Canadian Dollar, Expiring 03/18/15	CitiBank	CAD	(35,965,999)	(31,063,357)	(30,908,079)	155,278
Canadian Dollar, Expiring 03/18/15	Credit Suisse International	CAD	(35,965,999)	(31,063,621)	(30,908,079)	155,542
Swiss Franc, Expiring 03/18/15	CitiBank	CHF	(13,677,500)	(14,025,129)	(13,775,821)	249,308
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	(21,437,500)	(22,070,723)	(21,591,601)	479,122
Chilean Peso, Expiring 03/18/15*	CitiBank	CLP	(8,167,183,000)	(13,269,444)	(13,364,304)	(94,860)
Chilean Peso, Expiring 03/18/15*	Credit Suisse International	CLP	(8,167,183,000)	(13,269,455)	(13,364,304)	(94,849)
Columbian Peso, Expiring 03/18/15*	CitiBank	COP	(1,457,000,000)	(636,269)	(610,761)	25,508
Columbian Peso, Expiring 03/18/15*	Credit Suisse International	COP	(1,457,000,000)	(636,268)	(610,761)	25,507
Czech Republic Koruna, Expiring 03/18/15	CitiBank	CZK	(115,973,000)	(5,227,678)	(5,070,845)	156,833
Czech Republic Koruna, Expiring 03/18/15	Credit Suisse International	CZK	(115,973,000)	(5,227,628)	(5,070,845)	156,783
Euro, Expiring 03/18/15	CitiBank	EUR	(24,029,729)	(29,615,567)	(29,096,447)	519,120
Euro, Expiring 03/18/15	Credit Suisse International	EUR	(24,036,730)	(29,624,340)	(29,104,922)	519,418
Euro, Expiring 04/07/15	The Royal Bank of Scotland	EUR	(3,562)	(4,716)	(4,314)	402
Euro, Expiring 06/09/15	The Royal Bank of Scotland	EUR	(110,000)	(141,776)	(133,309)	8,467
Euro, Expiring 11/09/15	The Royal Bank of Scotland	EUR	(46,110)	(59,499)	(56,027)	3,472
Euro, Expiring 04/05/16	The Royal Bank of Scotland	EUR	(3,562)	(4,730)	(4,350)	380
Euro, Expiring 04/05/17	The Royal Bank of Scotland	EUR	(3,562)	(4,751)	(4,424)	327
British Pound, Expiring 03/18/15	CitiBank	GBP	(40,470,502)	(63,219,185)	(63,040,819)	178,366
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	(40,470,502)	(63,219,563)	(63,040,819)	178,744
Hong Kong Dollar, Expiring 03/18/15	CitiBank	HKD	(91,609,500)	(11,815,245)	(11,813,112)	2,133
Hong Kong Dollar, Expiring 03/18/15	Credit Suisse International	HKD	(91,609,500)	(11,815,197)	(11,813,112)	2,085
Hungarian Forint, Expiring 03/18/15	CitiBank	HUF	(730,000,000)	(2,849,773)	(2,784,978)	64,795
Hungarian Forint, Expiring 03/18/15	Credit Suisse International	HUF	(730,000,000)	(2,850,356)	(2,784,978)	65,378
Indonesian Rupiah, Expiring 03/18/15*	CitiBank	IDR	(18,413,775,500)	(1,469,424)	(1,467,467)	1,957
Indonesian Rupiah, Expiring 03/18/15*	Credit Suisse International	IDR	(18,413,775,500)	(1,469,425)	(1,467,467)	1,958
Israeli Shekel, Expiring 03/18/15	CitiBank	ILS	(115,712,501)	(29,175,996)	(29,673,753)	(497,757)
Israeli Shekel, Expiring 03/18/15	Credit Suisse International	ILS	(115,712,500)	(29,175,761)	(29,673,753)	(497,992)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Indian Rupee, Expiring 03/18/15*	CitiBank	INR	(520,000,000)	$ (8,069,406)	$ (8,114,826)	$ (45,420)
Indian Rupee, Expiring 03/18/15*	Credit Suisse International	INR	(520,000,000)	(8,069,199)	(8,114,827)	(45,628)
Japanese Yen, Expiring 03/18/15	CitiBank	JPY	(14,360,152,999)	(120,305,603)	(119,965,078)	340,525
Japanese Yen, Expiring 03/18/15	Credit Suisse International	JPY	(14,764,093,999)	(123,730,917)	(123,339,611)	391,306
Korean Won, Expiring 03/18/15*	CitiBank	KRW	(23,797,634,501)	(21,505,056)	(21,578,695)	(73,639)
Korean Won, Expiring 03/18/15*	Credit Suisse International	KRW	(23,797,634,500)	(21,505,311)	(21,578,695)	(73,384)
Mexican Peso, Expiring 03/18/15	CitiBank	MXN	(1,085,976,501)	(75,580,914)	(73,275,606)	2,305,308
Mexican Peso, Expiring 03/18/15	Credit Suisse International	MXN	(1,085,976,501)	(75,591,404)	(73,275,606)	2,315,798
Malaysian Ringgit, Expiring 03/18/15*	CitiBank	MYR	(44,000,000)	(12,615,052)	(12,509,366)	105,686
Malaysian Ringgit, Expiring 03/18/15*	Credit Suisse International	MYR	(44,000,000)	(12,615,101)	(12,509,367)	105,734
Norwegian Krone, Expiring 03/18/15	CitiBank	NOK	(572,075,000)	(79,497,103)	(76,600,039)	2,897,064
Norwegian Krone, Expiring 03/18/15	Credit Suisse International	NOK	(572,074,998)	(79,499,412)	(76,600,037)	2,899,375
New Zealand Dollar, Expiring 03/18/15	CitiBank	NZD	(6,730,500)	(5,163,740)	(5,213,323)	(49,583)
New Zealand Dollar, Expiring 03/18/15	Credit Suisse International	NZD	(6,730,500)	(5,165,162)	(5,213,323)	(48,161)
Peru Nuevo Sol, Expiring 03/18/15*	CitiBank	PEN	(377,500)	(125,498)	(124,598)	900
Peru Nuevo Sol, Expiring 03/18/15*	Credit Suisse International	PEN	(377,500)	(125,499)	(124,597)	902
Philippine Peso, Expiring 03/18/15*	CitiBank	PHP	(162,400,000)	(3,623,754)	(3,618,136)	5,618
Philippine Peso, Expiring 03/18/15*	Credit Suisse International	PHP	(162,400,000)	(3,623,752)	(3,618,135)	5,617
Poland Zloty, Expiring 03/18/15	CitiBank	PLN	(30,365,000)	(8,738,892)	(8,548,825)	190,067
Poland Zloty, Expiring 03/18/15	Credit Suisse International	PLN	(30,364,999)	(8,738,326)	(8,548,824)	189,502
Russian Ruble, Expiring 03/18/15*	CitiBank	RUB	(315,400,000)	(5,602,605)	(4,980,510)	622,095
Russian Ruble, Expiring 03/18/15*	Credit Suisse International	RUB	(315,400,000)	(5,603,355)	(4,980,510)	622,845
Swedish Krona, Expiring 03/18/15	CitiBank	SEK	(640,098,500)	(84,883,351)	(82,132,469)	2,750,882
Swedish Krona, Expiring 03/18/15	Credit Suisse International	SEK	(640,098,498)	(84,883,728)	(82,132,470)	2,751,258
Singapore Dollar, Expiring 03/18/15	CitiBank	SGD	(78,384,000)	(59,633,484)	(59,099,306)	534,178
Singapore Dollar, Expiring 03/18/15	Credit Suisse International	SGD	(78,384,000)	(59,633,384)	(59,099,306)	534,078
Thailand Baht, Expiring 03/18/15	CitiBank	THB	(40,480,500)	(1,220,021)	(1,226,099)	(6,078)
Thailand Baht, Expiring 03/18/15	Credit Suisse International	THB	(40,480,500)	(1,220,020)	(1,226,099)	(6,079)
Turkish Lira, Expiring 03/18/15	CitiBank	TRY	(8,400,000)	(3,537,725)	(3,541,026)	(3,301)
Turkish Lira, Expiring 03/18/15	Credit Suisse International	TRY	(8,400,000)	(3,538,530)	(3,541,024)	(2,494)
Taiwanese Dollar, Expiring 03/18/15*	CitiBank	TWD	(82,500,000)	(2,625,899)	(2,611,768)	14,131

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Taiwanese Dollar, Expiring 03/18/15*	Credit Suisse International	TWD	(82,500,000)	$ (2,626,075)	$ (2,611,768)	$ 14,307
South African Rand, Expiring 03/18/15	CitiBank	ZAR	(32,500,000)	(2,763,596)	(2,776,444)	(12,848)
South African Rand, Expiring 03/18/15	Credit Suisse International	ZAR	(32,500,000)	(2,764,158)	(2,776,443)	(12,285)

				(1,498,033,817)	(1,475,571,045)	22,462,772

				$(422,964,198)	$(417,891,974)	$5,072,224

Money Market Fund is pledged as collateral to Credit Suisse International for forward foreign currency exchange contracts in the amount of $60 at December 31, 2014. Cash held as collateral for Credit Suisse International for forward foreign currency exchange contracts was $2,300,000 at December 31, 2014. Cash held as collateral at CitiBank for forward foreign currency exchange contracts was $5,590,000 at December 31, 2014.

*	Non-deliverable forward. (See Note 4).

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Columbian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peru Nuevo Sol

PHP - Philippine Peso

PLN - Poland Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thailand Baht

TRY - Turkish Lira

TWD - Taiwanese Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

Total Return Basket Swaps* Outstanding at December 31, 2014

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Bank of America	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	66-67 months maturity 08/12/2019	$16,290

*	See the accompanying “Additional Information — Total Return Basket Swaps” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swaps as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Cayman Islands
Herbalife Ltd.	(22,591)	$(968,024)	$116,343

Net Cash and Other Receivables/ (Payables) (b)			(100,053)

Swaps, at Value			$16,290

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

Money Market Fund pledged as collateral to Bank of America is included in the collateral for total return swap contracts.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the London Interbank Offered Rate (“LIBOR”) plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swap.	37 months maturity 12/21/2015	$8,436,045

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Ireland
DCC PLC	51,111	$2,690,783	$123,033
Henderson Group PLC	8,045	25,206	1,394

			124,427

South Africa
Investec PLC	484,269	3,440,290	617,048
Mondi PLC	84,618	1,347,277	27,383

			644,431

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Switzerland
Wolseley PLC	19,539	$998,770	$118,309

United Kingdom
Amlin PLC	57,690	391,091	36,842
Anglo American PLC	88,848	2,057,046	(412,963)
Associated British Foods PLC	68,517	3,110,156	239,798
AstraZeneca PLC	87,175	5,996,159	161,074
Aviva PLC	1,296,450	9,464,354	276,367

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Babcock International Group PLC	236,287	$4,084,144	$(213,041)
BAE Systems PLC	356,765	2,299,021	310,071
Barclays PLC	1,136,142	3,973,757	297,376
Barratt Developments PLC	1,114,841	6,224,369	1,889,579
Berkeley Group Holdings PLC	74,566	2,801,943	65,649
Booker Group PLC	30,585	58,183	19,511
BP PLC	1,325,295	9,443,478	(1,031,072)
BT Group PLC	963,751	5,775,947	218,370
Catlin Group Ltd.	53,097	429,631	123,473
Cobham PLC	268,259	1,252,204	94,472
Compass Group PLC	51,077	796,198	76,855
Direct Line Insurance Group PLC	348,307	1,388,407	187,192
Drax Group PLC	81,878	768,496	(182,176)
DS Smith PLC	473,672	2,151,367	210,730
Evraz PLC	83,566	172,126	27,612
G4S PLC	114,848	472,271	23,140
GKN PLC	1,377,805	6,424,636	909,058
GlaxoSmithKline PLC	105,177	2,200,475	55,586
Hays PLC	645,572	1,263,836	188,616
HSBC Holdings PLC	573,247	5,462,199	(45,155)
Imperial Tobacco Group PLC	30,168	1,215,308	112,672
Inchcape PLC	406,513	3,429,077	1,138,123
Indivior PLC	22,332	—	52,001
Inmarsat PLC	114,128	1,321,879	93,247
Intermediate Capital Group PLC	155,108	984,846	123,304
ITV PLC	1,188,995	3,552,488	413,661
J Sainsbury PLC	137,307	534,892	(10,523)
Kazakhmys PLC	125,206	546,867	(47,267)
Kingfisher PLC	861,102	4,913,343	(361,438)
Legal & General Group PLC	1,156,602	3,781,004	684,807
Lloyds Banking Group PLC	68,945	82,324	(1,226)
Lonmin PLC	105,435	303,725	(13,056)
National Grid PLC	311,147	4,160,152	255,304
Next PLC	42,408	3,627,347	870,552
Persimmon PLC	35,128	830,247	27,715
Premier Oil PLC	85,821	388,939	(166,967)
Provident Financial PLC	36,107	1,206,864	171,403
Reckitt Benckiser Group PLC	22,332	1,722,812	85,944
Rentokil Initial PLC	595,113	1,092,332	28,280
Rexam PLC	191,569	1,496,682	(148,037)
Rightmove PLC	21,065	729,516	5,087
Rotork PLC	28	975	34
Royal Mail PLC	75,774	517,173	(12,161)
SABMiller PLC	20,852	1,139,645	(52,606)
Serco Group PLC	133,370	666,776	(334,015)
Severn Trent PLC	3,595	108,353	3,787
Smith & Nephew PLC	99,850	1,627,802	172,746
Spectris PLC	9,271	293,939	8,835
Standard Chartered PLC	391,995	6,600,632	(737,995)
Tate & Lyle PLC	447,791	4,893,160	(697,203)
Taylor Wimpey PLC	523,441	1,036,050	80,666
Tesco PLC	1,200,432	3,443,934	56,165

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Travis Perkins PLC	114,303	$3,086,439	$203,660
UBM PLC	8,592	69,457	(5,247)
United Utilities Group PLC	15,545	205,919	14,897
Vedanta Resources PLC	15,599	190,924	(52,556)
Vodafone Group PLC	102,520	339,592	11,935
WPP PLC	157,475	3,096,936	177,230

			5,678,722

Total of Long Equity Positions			6,565,889

Short Positions

Switzerland
Coca-Cola HBC AG	(16,560)	(323,567)	8,274
Glencore PLC	(509,901)	(2,720,320)	366,704

			374,978

United Kingdom
Aberdeen Asset Management PLC	(669,759)	(4,535,335)	59,273
Admiral Group PLC	(318,180)	(6,536,012)	8,521
Aggreko PLC	(155,956)	(4,080,856)	443,966
Amec Foster Wheeler PLC	(169,817)	(2,909,977)	667,129
Antofagasta PLC	(75,940)	(961,436)	76,585
ARM Holdings PLC	(168,171)	(2,329,178)	(254,328)
Ashtead Group PLC	(165,234)	(2,739,496)	(195,044)
ASOS PLC	(62,073)	(2,217,349)	(250,537)
BG Group PLC	(62,306)	(793,161)	(40,599)
British American Tobacco PLC	(26,186)	(1,333,079)	(85,964)
Bunzl PLC	(82,370)	(1,866,132)	(385,881)
Burberry Group PLC	(418,122)	(9,725,370)	(882,809)
Capita PLC	(63,503)	(1,115,087)	50,289
Centrica PLC	(372,624)	(1,684,973)	70,977
Croda International PLC	(118,569)	(4,467,454)	(426,411)
Diageo PLC	(163,957)	(4,814,074)	117,187
easyJet PLC	(47,532)	(1,006,255)	(223,829)
Eurasian Natural Resources Corp. Ltd.	(2,433)	(8,414)	(282)
Experian PLC	(83,453)	(1,324,317)	(82,446)
Hargreaves Lansdown PLC	(253,999)	(3,925,459)	(48,835)
Hikma Pharmaceuticals PLC	(9,953)	(289,318)	(16,055)
ICAP PLC	(286,514)	(1,652,424)	(353,799)
IMI PLC	(115,404)	(2,510,856)	253,098
Informa PLC	(2,937)	(20,710)	(740)
International Consolidated Airlines Group SA	(85,851)	(564,264)	(82,028)
Intertek Group PLC	(121,411)	(5,602,775)	1,208,667
John Wood Group PLC	(180,995)	(1,967,812)	293,426
Johnson Matthey PLC	(72,600)	(3,202,319)	(617,504)
Ladbrokes PLC	(50,171)	(95,389)	9,556
Man Group PLC	(1,831,559)	(2,830,263)	(1,727,325)
Marks & Spencer Group PLC	(887,799)	(6,077,603)	(496,552)
Meggitt PLC	(198,878)	(1,490,890)	(108,933)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Melrose Industries PLC	(41,573)	$(161,534)	$(10,556)
Old Mutual PLC	(517,610)	(1,542,556)	17,074
Pearson PLC	(347,271)	(6,568,060)	154,615
Pennon Group PLC	(37,403)	(347,235)	(187,129)
Petrofac Ltd.	(496,549)	(8,730,041)	3,320,661
Prudential PLC	(102,237)	(2,105,427)	(258,239)
Rolls-Royce Holdings PLC, PRF C	(3,302,100)	(144)	(5,291)
Rolls-Royce Holdings PLC	(20,486)	(268,394)	(6,812)
Royal Bank of Scotland Group PLC	(406,899)	(2,166,012)	(309,638)
RSA Insurance Group PLC	(420,425)	(2,995,468)	156,983
Sage Group PLC/The	(17,079)	(98,616)	(24,739)
Shire PLC	(61,386)	(4,212,974)	(139,296)
Sky PLC	(168,213)	(2,317,828)	(29,807)
Smiths Group PLC	(12,713)	(205,859)	(10,315)
Spirax-Sarco Engineering PLC	(8,695)	(374,583)	(12,491)
Sports Direct International PLC	(454,223)	(4,870,183)	(126,592)
SSE PLC	(9,593)	(212,770)	(29,617)
St. James’s Place PLC	(11,080)	(117,598)	(22,109)
Standard Life PLC	(40,951)	(259,876)	6,214
TalkTalk Telecom Group PLC	(30,341)	(140,368)	(2,434)
Telecity Group PLC	(158,538)	(1,859,213)	(120,892)
Weir Group PLC/The	(154,131)	(5,289,016)	869,193
Whitbread PLC	(12,088)	(823,714)	(70,882)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
William Hill PLC	(160,836)	$(867,782)	$(35,970)
WM Morrison Supermarkets PLC	(1,214,124)	(3,296,634)	(167,581)

			(66,877)

Total of Short Equity Positions			308,101

Total of Long and Short Equity Positions			6,873,990

Net Cash and Other Receivables/ (Payables) (b)			1,562,055

Swaps, at Value			$8,436,045

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

Money Market Fund pledged as collateral to Deutsche Bank is included in the collateral for total return swap contracts.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Euro Interbank Offered Rate plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swap.	12-37 months maturity ranging from 12/21/2015 - 12/28/2015	$5,991,887

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

France
Aeroports de Paris	9,838	$1,095,794	$93,864
Airbus Group NV	52,694	2,881,899	(276,814)
Arkema SA	8,994	772,136	(177,302)
AtoS	46,791	3,061,372	656,429
AXA SA	628	13,418	1,053
Bureau Veritas SA	6,452	143,294	(343)
Cap Gemini SA	21,037	932,738	571,769

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
CGG SA	11,739	$71,117	$(1,935)
Cie Generale des Etablissements Michelin	68,338	5,862,210	306,436
CNP Assurances	33,223	625,197	(36,214)
Credit Agricole SA	75,115	957,515	12,109
Danone SA	4,562	301,320	(3,065)
Dassault Systemes	1,968	124,627	(4,617)
Eiffage SA	5,752	282,979	8,645

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Etablissements Maurel et Prom	27,838	$372,200	$(112,030)
GDF Suez	145,449	3,563,558	(171,827)
Groupe Eurotunnel SA	78,564	902,859	111,416
Iliad SA	23,975	5,346,049	409,780
Imerys SA	11,922	850,037	27,075
Ingenico	5,444	525,548	47,914
Lagardere SCA	181,582	5,394,246	(665,491)
Natixis SA	104,798	637,746	53,776
Orange SA	616,860	8,533,415	1,957,347
Renault SA	11,641	999,700	(151,813)
Rexel SA	182,676	3,750,237	(477,392)
Safran SA	2,773	164,809	6,271
Sanofi	82,932	7,335,882	225,067
SCOR SE	19,538	557,848	34,160
SES SA	99,303	3,301,212	261,777
Societe BIC SA	16,568	1,669,289	528,004
Societe Generale SA	6,890	301,695	(13,347)
Sodexo SA	930	85,826	5,207
Suez Environnement Co.	247,031	3,124,823	1,179,252
Thales SA	23,296	1,196,494	63,987
Total SA	131,819	7,332,590	(579,236)
Valeo SA	76,541	4,080,372	5,443,642
Vivendi SA	116,901	2,765,845	143,883
Wendel SA	3,491	429,557	(38,412)

			9,439,025

Portugal
Jeronimo Martins SGPS SA	16,813	169,461	(989)

Total of Long Equity Positions			9,438,036

Short Positions

France
Accor SA	(30,824)	(1,033,099)	(352,470)
Air France-KLM	(58,707)	(740,267)	177,708
Air Liquide SA	(10,556)	(1,178,542)	(127,654)
Alcatel-Lucent	(1,388,586)	(1,977,551)	(2,989,728)
BNP Paribas SA	(18,592)	(1,070,984)	(26,578)
Bollore SA	(23,135)	(102,786)	(2,573)
Bouygues SA	(5,734)	(210,921)	3,876
Carrefour SA	(66,841)	(2,242,070)	208,004
Casino Guichard Perrachon SA	(2,059)	(179,492)	(9,863)
Christian Dior SA Rights	(777)	(30)	(4,180)
Christian Dior SA	(777)	(125,068)	(7,906)
Christian Dior SA, EUR 2 Rights	(777)	(78)	(10,719)
Cie de Saint-Gobain	(86,957)	(3,650,047)	(33,525)
Edenred	(37,926)	(990,527)	(58,355)
Electricite de France SA	(89,478)	(2,472,266)	9,080

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Essilor International SA	(60,100)	$(5,855,052)	$(847,258)
Eutelsat Communications SA	(79,961)	(2,258,018)	(327,892)
Faurecia	(21,604)	(589,311)	(212,594)
JCDecaux SA	(15,383)	(493,241)	(36,407)
Kering	(19,627)	(3,690,666)	(81,065)
Legrand SA	(13,205)	(649,019)	(43,691)
LVMH Moet Hennessy Louis Vuitton SA Rights	(45,658)	(5,792)	(798,866)
LVMH Moet Hennessy Louis Vuitton SA	(46,022)	(7,485,636)	195,673
Neopost SA	(12,846)	(707,706)	(21,243)
Pernod Ricard SA	(24,018)	(2,370,421)	(298,884)
Peugeot SA	(365,543)	(4,664,469)	185,693
Publicis Groupe SA	(9,964)	(693,448)	(21,124)
Remy Cointreau SA	(36,677)	(2,734,830)	287,761
Schneider Electric SE	(42,262)	(3,331,829)	253,920
Societe Television Francaise 1	(224)	(3,399)	(44)
Technip SA	(41,544)	(3,323,098)	848,425
Vallourec SA	(184,081)	(8,159,766)	3,170,867
Veolia Environnement SA	(406,927)	(4,216,997)	(2,990,837)
Vinci SA	(12,609)	(748,855)	60,372
Zodiac Aerospace	(35,435)	(1,056,178)	(136,840)

Total of Short Equity Positions			(4,038,917)

Total of Long and Short Equity Positions			5,399,119

Net Cash and Other Receivables/ (Payables) (b)			592,768

Swaps, at Value			$5,991,887

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	37 months maturity 12/21/2015	$(5,587,503)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

India
Reliance Industries Ltd.	29,640	$882,666	$(55,459)
State Bank of India	17,908	738,706	142,919

			87,460

Korea, Republic of
Samsung Electronics Co., Ltd.	13,128	8,701,289	(821,239)

Total of Long Equity Positions			(733,779)

Net Cash and Other Receivables/ (Payables) (b)			(4,853,724)

Swaps, at Value			$(5,587,503)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	12-13 months maturity ranging from 11/20/2015 - 12/22/2015	$(38,303)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

United Kingdom
Amec Foster Wheeler PLC	2,140	$30,217	$(2,525)

United States
Allergan, Inc.	26,991	5,649,856	88,161

Total of Long Equity Positions			85,636

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

United States
Actavis PLC	(9,941)	$(2,463,568)	$(95,345)

Total of Long and Short Equity Positions			(9,709)

Net Cash and Other Receivables/ (Payables) (b)			(28,594)

Swaps, at Value			$(38,303)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swap.	37 months maturity 12/21/2015	$1,646,278

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

United Kingdom
Advanced Computer Software Group PLC	1,948,618	$4,194,601	$11,143
CSR PLC	234,321	3,109,956	(1,275)
Friends Life Group Ltd.	558,690	3,299,421	(126,493)
Spirit Pub Co. PLC	2,017,826	3,298,023	(19,387)
Synergy Health PLC	121,005	3,466,864	457,139

			321,127

Total of Long Equity Positions			321,127

Short Positions

United Kingdom
Aviva PLC	(413,431)	(3,248,650)	142,386

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Greene King PLC	(266,756)	$(3,182,774)	$98,715

			241,101

Total of Short Equity Positions			241,101

Total of Long and Short Equity Positions			562,228

Net Cash and Other Receivables/ (Payables) (b)			1,084,050

Swaps, at Value			$1,646,278

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the AUD/USD Overnight Forward FX Swap Rate plus or minus a specified spread, which is denominated in AUD based on the local currencies of the positions within the swap.	24 months maturity 10/16/2015	$(301,363)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Australia
Goodman Fielder Ltd.	6,366,829	$3,539,276	$(219,973)

Net Cash and Other Receivables/ (Payables) (b)			(81,390)

Swaps, at Value			$(301,363)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

Collateral for this position pledged to Deutsche Bank is included in the collateral noted in the previous Deutsche Bank total return basket swap.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley Capital Services Inc.	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate, which is denominated in USD based on the local currencies of the positions within the swap.	7-25 months maturity ranging from 07/23/2015 - 07/24/2015	$17,420,143

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Canada
Domtar Corp.	29,400	$1,231,902	$(49,434)
Restaurant Brands International, Inc.	9,504	336,000	35,036

			(14,398)

Ireland
Allegion PLC	1,500	80,925	2,265

Singapore
Avago Technologies Ltd.	8,800	808,051	77,141
Flextronics International Ltd.	1,021,300	11,438,560	(20,426)

			56,715

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Sweden
Autoliv, Inc.	30,600	$3,046,230	$201,042

Switzerland
Allied World Assurance Co. Holdings AG	49,862	1,869,326	21,441
TE Connectivity Ltd.	98,133	6,249,109	(42,197)
Transocean Ltd.	12,400	237,491	(10,199)
Weatherford International PLC	205,100	2,825,570	(477,175)

			(508,130)

United Kingdom
Aon PLC	33,600	3,101,616	84,672
Delphi Automotive PLC	104,300	7,545,160	39,536
Pentair PLC	1,100	73,993	(931)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Willis Group Holdings PLC	13,400	$579,014	$21,440

			144,717

United States
3D Systems Corp.	10,300	324,568	13,993
Abbott Laboratories	74,707	3,311,014	52,295
AbbVie, Inc.	69,665	4,669,889	(111,011)
Activision Blizzard, Inc.	32,989	702,666	(37,937)
Acxiom Corp.	60,168	1,169,064	50,541
Adobe Systems, Inc.	7,769	558,553	6,254
Advance Auto Parts, Inc.	9,438	1,373,984	129,301
Advanced Micro Devices, Inc.	88,818	236,447	697
AECOM Technology Corp.	50,363	1,697,233	(167,709)
AES Corp.	49,086	679,044	(3,130)
Aetna, Inc.	79,500	6,909,269	152,716
Agilent Technologies, Inc.	28,845	1,216,573	(35,659)
Akamai Technologies, Inc.	13,800	885,270	(16,422)
Alaska Air Group, Inc.	46,595	2,578,229	206,288
Alcoa, Inc.	82,200	1,219,988	77,950
Alere, Inc.	11,015	406,273	12,297
Alexion Pharmaceuticals, Inc.	37,100	7,202,965	(338,352)
Alliant Energy Corp.	9,700	600,042	44,232
Alliant Techsystems, Inc.	10,100	1,135,324	38,801
Allison Transmission Holdings, Inc.	12,100	404,616	5,574
Allstate Corp./The	42,000	2,851,863	98,637
Amdocs Ltd.	64,000	3,091,840	(105,920)
AMERCO	2,900	799,259	25,095
Ameren Corp.	30,300	1,287,144	110,595
American Capital Ltd.	81,160	1,211,719	(25,971)
American Electric Power Co., Inc.	63,000	3,578,400	246,960
American Express Co.	47,600	4,333,504	95,200
American Financial Group, Inc.	52,400	3,181,728	—
American International Group, Inc.	4,300	230,124	10,719
American Water Works Co., Inc.	35,000	1,828,050	37,450
Ameriprise Financial, Inc.	20,600	2,722,702	1,648
AmerisourceBergen Corp.	6,013	542,492	(360)
Amgen, Inc.	17,313	2,815,215	(57,427)
Anadarko Petroleum Corp.	48,976	4,332,988	(292,468)
ANN, Inc.	66,421	2,523,998	(100,960)
Anthem, Inc.	50,900	6,420,211	(23,608)
AO Smith Corp.	51,305	2,809,975	84,140
Apache Corp.	27,700	2,073,229	(337,270)
Apollo Education Group, Inc.	53,700	1,659,330	172,377
Applied Materials, Inc.	826	19,196	1,388

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Archer-Daniels-Midland Co.	195,300	$10,341,135	$(185,535)
ARRIS Group, Inc.	70,180	2,055,748	62,986
Arrow Electronics, Inc.	42,866	2,496,516	(15,003)
Arthur J. & Gallager Corp.	34,100	1,635,777	(30,349)
Ashland, Inc.	200	22,550	1,402
Aspen Insurance Holdings Ltd.	6,200	272,355	(981)
Associated Banc-Corp.	6,700	127,970	(3,149)
Assurant, Inc.	99,300	6,787,155	7,944
AT&T, Inc.	28,746	996,741	(31,163)
Atmel Corp.	336,300	2,611,928	211,311
Atmos Energy Corp.	8,847	474,288	18,844
Autodesk, Inc.	60,300	3,695,184	(73,566)
Automatic Data Processing, Inc.	9,513	806,560	(13,461)
AutoZone, Inc.	1,600	914,208	76,368
Avery Dennison Corp.	11,600	570,140	31,668
Avnet, Inc.	54,800	2,405,720	(48,224)
Axis Capital Holdings Ltd.	24,902	1,247,092	25,151
Ball Corp.	36,500	2,371,502	116,703
Bank of America Corp.	119,000	2,044,420	84,490
Bank of New York Mellon Corp./The	7,000	280,280	3,710
Barnes & Noble, Inc.	15,363	367,944	(11,215)
BB&T Corp.	6,400	243,648	5,248
Becton Dickinson and Co.	2,500	327,775	20,125
Best Buy Co., Inc.	80,793	3,144,312	4,999
Big Lots, Inc.	79,927	3,715,943	(517,264)
Biogen Idec, Inc.	34,949	10,720,256	1,143,182
Booz Allen Hamilton Holding Corp.	35,600	922,273	22,195
Boston Scientific Corp.	63,671	836,637	7,004
Brinker International, Inc.	1,700	93,619	6,154
Broadcom Corp.	112,700	4,781,827	101,464
Broadridge Financial Solutions, Inc.	46,300	2,112,206	25,928
Brocade Communications Systems, Inc.	1,244,936	14,553,302	186,740
Brown & Brown, Inc.	21,500	694,020	13,545
Bruker Corp.	6,100	117,181	2,501
Bunge Ltd.	22,700	2,039,822	23,835
CA, Inc.	136,657	4,235,551	(74,346)
Cabot Corp.	24,761	1,160,796	(74,778)
Calpine Corp.	7,358	154,803	8,029
Cameron International Corp.	49,057	2,449,108	1,289
Capital One Financial Corp.	85,700	7,018,730	55,805
Cardinal Health, Inc.	74,841	6,059,876	(17,962)
Career Education Corp.	78,903	456,848	92,317
Carlisle Cos., Inc.	21,167	1,925,139	(15,029)
Carnival Corp.	16,499	692,793	55,107
Caterpillar, Inc.	21,700	1,964,044	22,157
CBOE Holdings, Inc.	16,900	1,003,522	68,276
CBS Corp.	5,600	310,034	(130)
CDW Corp.	14,900	503,077	20,956

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Celanese Corp.	7,400	$450,126	$(6,422)
Celgene Corp.	4,763	528,598	4,191
Centene Corp.	17,200	1,731,349	54,871
CenterPoint Energy, Inc.	32,338	787,430	(29,751)
CenturyLink, Inc.	18,082	728,343	(12,657)
CF Industries Holdings, Inc.	18,100	4,939,977	(7,003)
Charles River Laboratories International, Inc.	44,000	2,885,960	(85,800)
Chevron Corp.	15,468	1,818,882	(83,682)
Chico’s FAS, Inc.	198,187	3,136,425	76,186
Chipotle Mexican Grill, Inc.	900	593,586	22,473
Cigna Corp.	76,568	7,840,563	39,050
Cimarex Energy Co.	18,947	2,307,555	(299,173)
Cinemark Holdings, Inc.	35,941	1,292,303	(13,522)
Cintas Corp.	37,200	2,710,392	207,576
Cisco Systems, Inc.	84,406	2,266,158	81,594
Citrix Systems, Inc.	14,200	861,122	44,838
Civeo Corp.	15,400	134,059	(70,765)
Cleco Corp.	16,649	891,720	16,316
Cliffs Natural Resources, Inc.	40,129	251,755	34,766
Cobalt International Energy, Inc.	105,845	1,114,777	(173,815)
Coca-Cola Enterprises, Inc.	49,381	2,163,044	20,584
Cognizant Technology Solutions Corp.	60,050	3,201,159	(38,926)
Colgate-Palmolive Co.	6,800	462,060	8,432
Comcast Corp.	3,311	189,180	2,891
Commercial Metals Co.	156,400	2,649,416	(101,660)
Computer Sciences Corp.	142,500	9,041,625	(57,000)
ConocoPhillips	95,931	7,034,620	(409,625)
Consolidated Edison, Inc.	24,600	1,522,494	101,352
Convergys Corp.	40,934	863,707	(29,882)
Con-way, Inc.	37,990	1,838,815	29,534
Cooper Cos., Inc./The	2,400	406,368	(17,352)
Copart, Inc.	14,300	494,065	27,742
CoreLogic, Inc.	53,200	1,781,668	(101,080)
Corning, Inc.	146,900	3,084,414	284,003
Costco Wholesale Corp.	6,550	912,309	16,153
Covisint Corp.	1,194	3,069	96
CR Bard, Inc.	9,500	1,592,689	(9,799)
Crane Co.	37,453	2,316,468	(117,977)
Crown Holdings, Inc.	63,932	3,120,521	133,618
CSX Corp.	23,900	897,894	(31,997)
Cummins, Inc.	9,696	1,434,911	(37,039)
CVS Health Corp.	82,373	7,485,235	448,109
Cytec Industries, Inc.	50,568	2,486,258	(151,533)
Danaher Corp.	563	47,016	1,239
DaVita HealthCare Partners, Inc.	21,575	1,607,122	26,969
Delta Air Lines, Inc.	98,876	4,314,197	549,513
Deluxe Corp.	9,400	555,388	29,762
Devon Energy Corp.	32,900	2,073,309	(59,500)
Diamond Offshore Drilling, Inc.	4,500	175,006	(9,811)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Dick’s Sporting Goods, Inc.	5,700	$282,414	$591
Dillard’s, Inc.	52,495	6,291,838	279,487
Discover Financial Services	58,359	3,793,256	28,675
DISH Network Corp.	117,000	8,831,917	(303,787)
Dolby Laboratories, Inc.	3,900	171,639	(3,471)
Dollar General Corp.	88,697	5,926,585	344,293
Dollar Tree, Inc.	63,809	4,287,965	202,913
Domino’s Pizza, Inc.	58,600	5,471,482	46,880
Dover Corp.	24,300	1,991,741	(248,945)
Dow Chemical Co./The	68,000	3,494,577	(393,097)
DR Horton, Inc.	79,300	1,923,292	82,205
Dr. Pepper Snapple Group, Inc.	45,800	3,329,202	(46,258)
DST Systems, Inc.	29,600	2,949,563	(162,723)
DSW, Inc.	5,298	190,529	7,087
DTE Energy Co.	35,120	2,828,214	205,101
East West Bancorp, Inc.	10,093	374,148	16,553
Eastman Chemical Co.	10,600	891,130	(87,014)
Eaton Corp. PLC	2,100	145,689	(2,973)
eBay, Inc.	178,821	9,819,930	215,504
EchoStar Corp.	6,400	330,310	5,690
Edison International	48,000	2,981,280	161,760
Edwards Lifesciences Corp.	24,143	3,091,714	(16,379)
Electronic Arts, Inc.	114,800	5,043,846	353,476
Eli Lilly & Co.	3,400	227,562	7,004
EMC Corp.	126,000	3,758,284	(11,044)
Emerson Electric Co.	8,400	546,406	(27,874)
Endurance Specialty Holdings Ltd.	3,000	177,000	2,520
Energen Corp.	18,771	1,285,814	(88,975)
Energizer Holdings, Inc.	14,700	1,872,045	17,787
Entergy Corp.	48,400	3,945,886	288,146
EOG Resources, Inc.	58,767	5,850,843	(440,165)
Equifax, Inc.	11,800	939,398	14,868
Estee Lauder Cos., Inc./The	5,700	418,969	15,371
Esterline Technologies Corp.	3,100	367,319	(27,311)
Everest Re Group Ltd.	22,906	4,017,254	(116,362)
Exelis, Inc.	38,000	671,190	(5,050)
Expedia, Inc.	53,154	4,558,050	(20,824)
Facebook, Inc.	120,950	8,953,315	483,204
Fair Isaac Corp.	7,623	548,932	2,211
Fairchild Semiconductor International, Inc.	44,186	716,322	29,538
FedEx Corp.	23,700	4,160,061	(44,319)
Fidelity National Information Services, Inc.	53,100	3,191,841	110,979
Fifth Third Bancorp	46,730	950,956	1,168
First Solar, Inc.	50,165	2,495,699	(258,591)
Fiserv, Inc.	42,300	2,987,649	14,382
FleetCor Technologies, Inc.	39,300	6,132,765	(288,462)
FLIR Systems, Inc.	6,800	215,084	4,624
Fluor Corp.	44,200	2,781,799	(101,953)
FNF Group	15,100	475,117	45,078
Foot Locker, Inc.	154,587	8,723,344	(38,647)
Fortinet, Inc.	80,000	2,189,600	263,200

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Freeport-McMoRan, Inc.	171,000	$3,864,383	$130,177
Frontier Communications Corp.	225,500	1,571,735	(67,650)
Fulton Financial Corp.	44,100	538,902	6,174
Gannett Co., Inc.	12,900	414,674	(2,777)
Gap, Inc./The	119,071	4,787,845	226,235
Gartner, Inc.	23,100	1,960,959	(15,708)
General Dynamics Corp.	37,600	5,327,613	(153,101)
General Electric Co.	174,610	4,678,028	(265,633)
Genpact Ltd.	20,600	367,710	22,248
Genuine Parts Co.	15,603	1,593,846	68,965
Genworth Financial, Inc.	192,017	1,739,963	(107,818)
Gilead Sciences, Inc.	54,667	5,499,500	(346,589)
Goldman Sachs Group, Inc./The	17,415	3,285,246	90,304
Goodyear Tire & Rubber Co./The	51,735	1,373,047	105,022
Google, Inc.	6,078	3,246,888	(21,536)
Graham Holdings Co.	3,932	3,435,891	(39,783)
Groupon, Inc.	487,680	3,673,211	355,026
Guess?, Inc.	85,007	1,886,930	(94,983)
H&R Block, Inc.	118,926	3,941,877	63,551
Halliburton Co.	145,000	6,849,929	(1,147,079)
Hanesbrands, Inc.	35,826	4,010,045	(11,147)
Hanover Insurance Group, Inc./The	27,743	1,980,295	(1,665)
Harman International Industries, Inc.	44,700	4,977,345	(207,408)
Harris Corp.	7,600	539,980	5,852
Harsco Corp.	61,686	1,241,122	(75,874)
Hartford Financial Services Group, Inc./The	13,500	561,465	1,350
HCA Holdings, Inc.	145,900	10,224,215	483,386
HCC Insurance Holdings, Inc.	22,000	1,168,168	9,272
HD Supply Holdings, Inc.	44,800	1,296,375	24,777
Health Net, Inc.	163,500	8,426,421	325,734
Helix Energy Solutions Group, Inc.	61,700	1,575,728	(236,838)
Helmerich & Payne, Inc.	31,700	2,377,712	(240,498)
Hertz Global Holdings, Inc.	71,600	1,730,734	54,970
Hess Corp.	77,391	6,203,626	(490,622)
Hewlett-Packard Co.	288,362	10,816,303	755,664
Hill-Rom Holdings, Inc.	40,800	1,882,920	(21,624)
Home Depot, Inc./The	41,048	4,037,051	271,757
Honeywell International, Inc.	8,100	795,987	13,365
Hormel Foods Corp.	6,000	324,780	(12,180)
Howard Hughes Corp./The	10,500	1,557,465	(188,055)
Hubbell, Inc.	5,206	569,484	(13,327)
Humana, Inc.	70,400	9,844,736	266,816
Huntington Bancshares, Inc.	1,300	13,234	442
Huntington Ingalls Industries, Inc.	34,800	3,803,475	110,133
Hyatt Hotels Corp.	4,700	276,971	6,016
IAC/InterActiveCorp.	130,829	8,617,706	(664,611)
IDEX Corp.	5,200	403,988	780
Illinois Tool Works, Inc.	739	71,011	(1,027)
Illumina, Inc.	19,920	3,750,181	(73,347)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Ingersoll-Rand PLC	94,300	$6,013,511	$(35,834)
Ingram Micro, Inc.	181,634	4,929,547	90,817
Ingredion, Inc.	17,822	1,471,384	40,634
Integrated Device Technology, Inc.	187,900	3,530,973	151,867
Intel Corp.	119,378	4,327,453	4,775
Intercontinental Exchange, Inc.	300	67,553	(1,766)
International Flavors & Fragrances, Inc.	1,945	194,092	3,054
International Paper Co.	16,300	870,136	3,218
International Rectifier Corp.	300	11,955	15
Interpublic Group of Cos., Inc./The	132,918	2,688,931	71,776
Intersil Corp.	81,500	1,071,720	107,585
Intuit, Inc.	25,400	2,353,818	(12,192)
Itron, Inc.	2,900	117,450	5,191
ITT Corp.	124,600	5,464,532	(423,216)
Jabil Circuit, Inc.	344,775	7,194,103	332,335
Jack Henry & Associates, Inc.	5,700	351,234	2,964
Jarden Corp.	16,350	727,902	54,936
JDS Uniphase Corp.	64,372	865,160	18,024
John Wiley & Sons, Inc.	7,722	455,521	1,931
Johnson & Johnson	36,070	3,855,162	(83,322)
Johnson Controls, Inc.	82,968	4,184,912	(174,239)
JPMorgan Chase & Co.	75,205	4,584,497	121,832
Juniper Networks, Inc.	215,500	4,723,778	86,182
KAR Auction Services, Inc.	6,817	235,255	954
Kate Spade & Co.	11,400	335,539	29,375
KBR, Inc.	241,144	4,441,208	(353,817)
KeyCorp.	190,658	2,579,603	70,543
Kimberly-Clark Corp.	23,882	2,699,144	60,183
KLA-Tencor Corp.	5,531	463,000	(74,060)
Knowles Corp.	8,800	183,714	23,526
L-3 Communications Holdings, Inc.	29,900	3,661,210	112,469
Lam Research Corp.	4,300	343,957	(2,795)
Lear Corp.	63,000	6,019,937	159,103
Leidos Holdings, Inc.	11,050	467,930	12,966
Lennox International, Inc.	15,600	1,471,860	11,232
Leucadia National Corp.	55,518	1,318,071	(73,357)
Level 3 Communications, Inc.	13,697	685,535	(9,177)
LifePoint Hospitals, Inc.	1,183	80,811	4,259
Lincoln Electric Holdings, Inc.	11,300	808,342	(27,625)
Live Nation Entertainment, Inc.	83,717	2,195,207	(9,357)
Lockheed Martin Corp.	26,300	4,965,966	98,625
Loews Corp.	50,700	2,168,128	(37,714)
Lowe’s Cos., Inc.	125,336	7,976,383	646,734
LPL Financial Holdings, Inc.	38,440	1,637,544	74,958
LyondellBasell Industries NV	132,385	11,961,526	(1,451,480)
M&T Bank Corp.	6,500	819,325	(2,795)
Macy’s, Inc.	79,503	5,116,813	110,509

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Madison Square Garden Co./The	8,700	$623,918	$30,844
Mallinckrodt PLC	1,000	91,276	7,754
Manpowergroup, Inc.	91,143	6,247,413	(34,195)
Marathon Oil Corp.	209,654	6,492,568	(561,457)
Marathon Petroleum Corp.	47,300	4,546,476	(277,178)
Marriott International, Inc.	629	47,984	1,097
Marsh & McLennan Cos., Inc.	8,100	458,217	5,427
Marvell Technology Group Ltd.	356,236	4,951,680	213,742
Masco Corp.	72,200	1,755,182	64,258
Maxim Integrated Products, Inc.	25,250	733,386	71,331
McGraw Hill Financial, Inc.	29,200	2,699,248	(101,032)
McKesson Corp.	39,706	8,327,142	(84,971)
MDU Resources Group, Inc.	894	20,748	261
Medivation, Inc.	32,400	3,621,672	(394,308)
Medtronic, Inc.	33,300	2,428,569	(24,309)
Merck & Co., Inc.	161,320	9,434,304	(272,942)
MetLife, Inc.	37,968	2,027,422	26,267
MGM Resorts International	12,800	264,707	8,957
Micron Technology, Inc.	58,104	1,951,833	82,388
Microsoft Corp.	68,400	3,255,156	(77,976)
MKS Instruments, Inc.	4,272	151,571	4,785
Mohawk Industries, Inc.	8,000	1,231,120	11,760
Mondelez International, Inc.	130,416	5,048,026	(310,665)
Monster Beverage Corp.	44,600	4,829,654	2,756
MRC Global, Inc.	40,600	621,124	(6,034)
MSCI, Inc.	2,600	127,192	(3,848)
Murphy Oil Corp.	21,759	1,146,861	(47,596)
Murphy USA, Inc.	49,150	3,071,572	312,897
Myriad Genetics, Inc.	35,486	1,174,587	34,067
National Fuel Gas Co.	1,100	76,800	(317)
National Oilwell Varco, Inc.	25,900	1,904,945	(207,718)
Navient Corp.	274,256	5,747,613	179,059
NetApp, Inc.	150,584	6,419,396	(177,689)
New York Times Co./The	18,000	234,464	3,496
Newell Rubbermaid, Inc.	84,764	3,050,322	178,339
Newfield Exploration Co.	214,715	6,468,808	(645,737)
News Corp.	92,900	1,437,125	20,476
NextEra Energy, Inc.	3,500	361,270	10,745
Nielsen NV	6,500	281,599	9,146
NIKE, Inc.	31,900	3,124,605	(57,420)
NiSource, Inc.	7,400	306,138	7,770
Norfolk Southern Corp.	25,400	2,955,290	(171,196)
Northrop Grumman Corp.	71,649	10,082,447	477,899
NVIDIA Corp.	84,800	1,745,184	(44,944)
NVR, Inc.	200	247,748	7,318
Occidental Petroleum Corp.	3,180	269,337	(12,998)
OGE Energy Corp.	33,200	1,215,120	(37,184)
Oil States International, Inc.	59,700	3,090,962	(171,632)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Old Dominion Freight Line, Inc.	31,200	$2,478,216	$(55,848)
Old Republic International Corp.	9,798	142,595	749
Omnicom Group, Inc.	24,225	1,843,765	32,946
ON Semiconductor Corp.	251,894	2,221,705	329,981
ONEOK, Inc.	9,900	574,596	(81,675)
Oracle Corp.	117,899	4,884,556	417,362
O’Reilly Automotive, Inc.	16,600	2,995,636	201,856
Oshkosh Corp.	19,900	950,104	18,031
Owens-Illinois, Inc.	185,800	4,841,623	173,119
Packaging Corp. of America	5,415	399,952	22,689
Pandora Media, Inc.	27,509	519,494	(29,009)
Parker-Hannifin Corp.	16,725	2,218,237	(61,548)
PartnerRe Ltd.	1,600	182,716	(108)
Patterson-UTI Energy, Inc.	262,300	5,513,188	(1,161,631)
PepsiCo, Inc.	8,450	833,846	(34,814)
PerkinElmer, Inc.	12,200	554,978	(21,472)
PetSmart, Inc.	27,083	2,119,245	82,468
Pfizer, Inc.	289,985	8,802,244	230,789
Phillips 66	97,700	7,759,334	(754,244)
Pilgrim’s Pride Corp.	93,711	2,970,066	102,718
Pinnacle West Capital Corp.	700	43,414	4,403
PNC Financial Services Group, Inc./The	54,082	4,760,377	173,524
PNM Resources, Inc.	34,000	973,080	34,340
Polaris Industries, Inc.	2,300	357,935	(10,083)
Polycom, Inc.	278,164	3,660,638	94,576
PPG Industries, Inc.	29,142	6,282,141	454,032
ProAssurance Corp.	10,100	463,590	(7,575)
Prudential Financial, Inc.	23,567	2,030,545	101,326
PTC, Inc.	7,524	289,373	(13,618)
Public Service Enterprise Group, Inc.	75,800	3,085,818	53,060
PulteGroup, Inc.	335,707	7,221,963	(17,690)
PVH Corp.	22,183	2,732,619	110,576
Quanta Services, Inc.	23,154	745,209	(87,867)
Raytheon Co.	58,100	6,192,879	91,798
Regal-Beloit Corp.	5,300	388,808	9,752
Regions Financial Corp.	126,057	1,283,260	47,902
Reinsurance Group of America, Inc.	33,284	2,875,499	40,845
Reliance Steel & Aluminum Co.	69,400	4,476,504	(224,366)
RenaissanceRe Holdings Ltd.	5,100	503,676	(7,854)
Restaurant Brands International LP	96	—	4,209
Reynolds American, Inc.	1,500	97,275	(870)
Rite Aid Corp.	1,302,234	7,331,577	2,461,222
Robert Half International, Inc.	1,100	62,799	1,419
Rock-Tenn Co.	37,572	2,101,778	189,363
Rockwell Automation, Inc.	4,700	534,666	(12,026)
Ross Stores, Inc.	34,379	3,061,106	179,458

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Rovi Corp.	44,635	$986,778	$21,527
Royal Caribbean Cruises Ltd.	84,800	6,255,914	734,150
RPM International, Inc.	21,600	1,030,752	64,584
Ryder System, Inc.	44,800	4,170,432	(10,752)
SandRidge Energy, Inc.	314,100	775,760	(204,098)
Sears Holdings Corp.	16,500	610,314	(66,144)
SeaWorld Entertainment, Inc.	56,200	950,841	55,139
SEI Investments Co.	74,900	2,971,622	27,374
Sempra Energy	11,900	1,310,904	14,280
Sherwin-Williams Co./The	1,285	311,009	26,998
Signet Jewelers Ltd.	17,232	2,119,364	147,851
Skyworks Solutions, Inc.	75,600	4,992,315	504,561
SM Energy Co.	73,500	3,369,734	(534,104)
Snap-on, Inc.	13,400	1,829,100	3,216
SolarCity Corp.	26,700	1,499,175	(71,259)
Southwest Airlines Co.	165,500	6,384,271	619,689
Spectrum Brands Holdings, Inc.	2,700	249,164	9,172
Spirit AeroSystems Holdings, Inc.	39,600	1,669,906	34,478
Spirit Airlines, Inc.	16,900	1,187,282	90,020
SPX Corp.	9,400	851,644	(43,996)
St. Jude Medical, Inc.	4,800	326,832	(14,688)
Starbucks Corp.	39,895	3,212,345	61,039
Steel Dynamics, Inc.	167,617	3,846,810	(538,051)
Stryker Corp.	3,300	301,620	9,669
SunTrust Banks, Inc.	71,296	2,844,710	142,592
Superior Energy Services, Inc.	244,900	5,736,234	(801,499)
Symantec Corp.	158,641	4,092,938	(23,003)
Synopsys, Inc.	44,246	1,895,499	27,875
Tech Data Corp.	57,470	3,599,346	34,482
Teleflex, Inc.	10,500	1,242,360	(36,750)
Telephone & Data Systems, Inc.	52,300	1,318,483	2,092
Thermo Fisher Scientific, Inc.	20,900	2,662,869	(44,308)
Time Warner, Inc.	85,600	6,970,455	341,497
Time, Inc.	9,200	219,420	6,992
Timken Co./The	108,800	4,695,191	(51,607)
TJX Cos., Inc./The	41,900	2,666,549	206,953
Torchmark Corp.	9,555	517,212	382
Toro Co./The	8,647	573,988	(22,223)
Total System Services, Inc.	34,899	1,150,271	34,899
Towers Watson & Co.	30,300	3,461,248	(32,197)
Travelers Cos., Inc./The	45,000	4,670,550	92,700
Trinity Industries, Inc.	53,300	1,942,785	(449,852)
Tupperware Brands Corp.	2,360	149,370	(690)
Tyco International PLC	73,634	3,130,918	98,670
Tyson Foods, Inc.	163,512	6,744,870	(189,674)
UGI Corp.	19,000	708,261	13,359
Union Pacific Corp.	48,324	5,740,534	16,304
Unit Corp.	39,900	1,779,903	(419,313)
United Continental Holdings, Inc.	46,100	2,636,859	446,770
United Parcel Service, Inc.	8,200	879,532	32,062

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
United States Steel Corp.	219,262	$7,339,423	$(1,476,357)
United Technologies Corp.	6,100	687,989	13,511
United Therapeutics Corp.	29,300	3,810,959	(16,902)
Universal Health Services, Inc.	31,482	3,266,572	236,115
Unum Group	130,836	4,435,773	127,787
Valero Energy Corp.	217,700	10,892,480	(116,330)
Validus Holdings Ltd.	11,001	452,471	4,730
Valmont Industries, Inc.	5,943	785,171	(30,410)
Valspar Corp./The	11,895	1,009,767	18,913
Vectren Corp.	6,428	281,804	15,363
Verisk Analytics, Inc.	12,698	788,546	24,761
Verizon Communications, Inc.	3,400	166,863	(7,811)
Vertex Pharmaceuticals, Inc.	97,173	11,021,267	522,885
VF Corp.	6,100	446,603	10,287
Viacom, Inc.	71,900	5,359,300	51,175
Vishay Intertechnology, Inc.	45,947	641,420	8,730
Visteon Corp.	25,900	2,576,273	191,401
Voya Financial, Inc.	19,300	788,395	29,539
Vulcan Materials Co.	11,300	775,293	(32,544)
WABCO Holdings, Inc.	42,200	4,376,562	45,154
Wabtec Corp.	5,137	468,700	(22,346)
Waddell & Reed Financial, Inc.	46,800	2,295,301	36,275
Walgreens Boots Alliance, Inc.	100,281	6,792,032	849,380
Walt Disney Co./The	26,047	2,359,337	94,030
Waste Management, Inc.	7,700	374,759	20,405
Weight Watchers International, Inc.	23,200	644,960	(68,672)
Wells Fargo & Co.	120,295	6,507,960	86,612
Western Digital Corp.	105,566	10,847,962	838,194
Westlake Chemical Corp.	11,600	710,183	(1,539)
WEX, Inc.	800	81,202	(2,066)
Whirlpool Corp.	20,923	3,864,194	189,429
Whiting Petroleum Corp.	81,973	2,546,219	158,890
Whole Foods Market, Inc.	3,200	157,431	3,913
Williams-Sonoma, Inc.	14,177	1,029,004	43,911
Windstream Holdings, Inc.	3,600	35,748	(6,084)
Worthington Industries, Inc.	55,200	2,113,551	(452,583)
WPX Energy, Inc.	319,500	4,633,700	(917,915)
WR Grace & Co.	9,677	932,425	(9,336)
Wyndham Worldwide Corp.	23,953	1,947,618	106,591
Wynn Resorts Ltd.	2,200	356,855	(29,583)
Xerox Corp.	259,618	3,537,137	61,168
Xilinx, Inc.	8,100	361,077	(10,428)
Yahoo!, Inc.	81,437	4,080,539	32,844
Yum! Brands, Inc.	500	34,988	1,437
Zebra Technologies Corp.	6,700	492,031	26,616
Zimmer Holdings, Inc.	11,300	1,243,904	37,742

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Zoetis, Inc.	10,500	$431,901	$19,914
Zynga, Inc.	222,623	584,769	7,408

			3,108,422

Total of Long Equity Positions			2,990,633

Short Positions

Canada
Lululemon Athletica, Inc.	(74,300)	(3,609,019)	(536,178)

Ireland
Alkermes PLC	(3,200)	(175,611)	(11,781)
Endo International PLC	(100,561)	(7,098,051)	(154,408)
Seagate Technology PLC	(42,100)	(2,779,863)	(19,787)

			(185,976)

Netherlands
Chicago Bridge & Iron Co. NV	(67,200)	(3,009,177)	188,121
Core Laboratories NV	(50,500)	(6,620,508)	543,338
QIAGEN NV	(1,101)	(26,501)	672
Sensata Technologies Holding NV	(120,300)	(6,008,120)	(296,803)

			435,328

Norway
Golar LNG Ltd.	(130,300)	(5,510,722)	758,681
Seadrill Ltd.	(260,900)	(4,868,537)	1,753,391

			2,512,072

Panama
Copa Holdings SA	(34,300)	(3,552,202)	(2,650)

Switzerland
Garmin Ltd.	(14,300)	(852,709)	97,240

United Kingdom
Ensco PLC	(198,000)	(7,559,586)	1,629,486
Liberty Global PLC	(160,415)	(7,557,151)	(496,484)
Noble Corp. PLC	(111,500)	(2,364,915)	517,360

			1,650,362

United States
Aaron’s, Inc.	(1,700)	(47,659)	(4,310)
Abercrombie & Fitch Co.	(95,103)	(2,804,587)	80,838
Accenture PLC	(3,500)	(297,255)	(15,330)
ACI Worldwide, Inc.	(75,300)	(1,473,291)	(45,510)
Actavis PLC	(5,900)	(1,520,101)	1,382
Acuity Brands, Inc.	(1,800)	(256,518)	4,392
ADT Corp./The	(237,200)	(8,598,220)	4,464
ADTRAN, Inc.	(263,000)	(5,384,942)	(348,458)
Advent Software, Inc.	(3,711)	(117,268)	3,563
Aflac, Inc.	(30,581)	(1,839,110)	(29,084)
AGCO Corp.	(3,700)	(162,309)	(4,931)
Air Lease Corp.	(5,100)	(194,361)	19,380
Air Products & Chemicals, Inc.	(1,800)	(260,550)	936
Airgas, Inc.	(3,596)	(421,056)	6,868
Albemarle Corp.	(25,000)	(1,546,250)	43,000

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Align Technology, Inc.	(34,753)	$(1,962,461)	$19,421
Alleghany Corp.	(100)	(45,631)	(719)
Allegheny Technologies, Inc.	(121,330)	(4,150,017)	(68,628)
Alliance Data Systems Corp.	(27,431)	(7,316,131)	(530,507)
Allscripts Healthcare Solutions, Inc.	(95,200)	(1,162,204)	(53,500)
Alnylam Pharmaceuticals, Inc.	(8,900)	(856,029)	(7,271)
Altera Corp.	(161,900)	(5,914,207)	(66,379)
Amazon.com, Inc.	(4,305)	(1,276,853)	(59,204)
AMC Networks, Inc.	(68,800)	(4,258,079)	(129,297)
American Airlines Group, Inc.	(38,770)	(1,746,744)	(332,491)
American Eagle Outfitters, Inc.	(242,600)	(3,346,650)	(20,638)
AMETEK, Inc.	(35,800)	(1,850,144)	(34,010)
Amphenol Corp.	(60,798)	(3,188,855)	(82,685)
Analog Devices, Inc.	(20,900)	(1,091,831)	(68,537)
ANSYS, Inc.	(9,200)	(745,135)	(9,265)
AOL, Inc.	(67,416)	(3,142,260)	29,663
Arch Capital Group Ltd.	(26,819)	(1,542,824)	(42,178)
Armstrong World Industries, Inc.	(1,400)	(68,085)	(3,483)
Ascena Retail Group, Inc.	(22,000)	(265,476)	(10,844)
Assured Guaranty Ltd.	(142,900)	(3,612,512)	(101,459)
athenahealth, Inc.	(22,800)	(2,878,118)	(443,842)
Atwood Oceanics, Inc.	(82,400)	(2,978,674)	640,986
AutoNation, Inc.	(4,200)	(246,162)	(7,560)
Avis Budget Group, Inc.	(58,200)	(3,509,994)	(350,412)
Avon Products, Inc.	(237,582)	(2,321,176)	90,281
B/E Aerospace, Inc.	(63,800)	(3,532,244)	(169,432)
Babcock & Wilcox Co./The	(33,800)	(1,032,590)	8,450
BancorpSouth, Inc.	(36,500)	(813,434)	(8,181)
Bank of Hawaii Corp.	(12,800)	(753,472)	(5,696)
BankUnited, Inc.	(6,400)	(179,593)	(5,815)
Baxter International, Inc.	(43,700)	(3,165,628)	(37,145)
Bed Bath & Beyond, Inc.	(24,587)	(1,811,816)	(60,976)
Belden, Inc.	(5,600)	(429,673)	(11,663)
Bemis Co., Inc.	(14,165)	(562,350)	(78,049)
Bill Barrett Corp.	(68,234)	(912,276)	135,091
BioMarin Pharmaceutical, Inc.	(91,400)	(8,037,716)	(224,844)
Bio-Techne Corp.	(7,800)	(705,879)	(14,841)
Black Hills Corp.	(17,283)	(937,084)	20,394
BorgWarner, Inc.	(1,100)	(63,293)	2,848
Brookdale Senior Living, Inc.	(116,600)	(4,092,407)	(183,315)
Brunswick Corp.	(37,400)	(1,818,643)	(98,481)
Cabela’s, Inc.	(100,300)	(5,384,798)	97,985
Cablevision Systems Corp.	(83,200)	(1,636,544)	(80,704)
Cabot Oil & Gas Corp.	(115,800)	(3,984,583)	555,745
Cadence Design Systems, Inc.	(252,400)	(4,690,731)	(97,297)
Campbell Soup Co.	(45,400)	(2,024,386)	26,786
CARBO Ceramics, Inc.	(7,200)	(365,904)	77,544
CarMax, Inc.	(187,601)	(10,570,458)	(1,920,017)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Carpenter Technology Corp.	(44,500)	$(2,263,183)	$71,558
Carter’s, Inc.	(1,746)	(144,534)	(7,909)
Cash America International, Inc.	(9,213)	(225,903)	17,505
Catamaran Corp.	(13,202)	(653,499)	(29,705)
Cathay General Bancorp	(6,000)	(152,218)	(1,322)
Cerner Corp.	(9,600)	(616,032)	(4,704)
CH Robinson Worldwide, Inc.	(75,200)	(5,461,024)	(170,704)
Charles Schwab Corp./The	(289,399)	(8,224,720)	(512,236)
Charter Communications, Inc.	(4,484)	(736,632)	(10,493)
Cheesecake Factory, Inc./The	(10,489)	(498,123)	(29,579)
Cheniere Energy, Inc.	(133,055)	(9,555,581)	188,509
Chesapeake Energy Corp.	(152,900)	(3,407,159)	414,906
Church & Dwight Co., Inc.	(6,700)	(499,217)	(28,810)
Ciena Corp.	(713,300)	(11,955,061)	(1,890,092)
Cincinnati Financial Corp.	(26,770)	(1,373,569)	(13,920)
CIT Group, Inc.	(24,400)	(1,206,580)	39,528
Citigroup, Inc.	(12,400)	(642,268)	(28,696)
City National Corp.	(14,352)	(1,123,115)	(36,670)
CLARCOR, Inc.	(11,300)	(747,723)	(5,309)
Clean Harbors, Inc.	(33,818)	(1,663,521)	38,566
Clorox Co./The	(23,200)	(2,304,688)	(112,984)
Coach, Inc.	(417,670)	(15,598,785)	(88,901)
Coca-Cola Co./The	(13,963)	(618,142)	28,624
Colfax Corp.	(59,758)	(2,928,086)	(153,634)
Comerica, Inc.	(27,652)	(1,345,546)	50,327
Commerce Bancshares, Inc.	(15,997)	(694,039)	(1,670)
Community Health Systems, Inc.	(78,600)	(3,772,014)	(466,098)
CommVault Systems, Inc.	(26,957)	(1,303,369)	(90,038)
Compass Minerals International, Inc.	(12,100)	(1,090,089)	39,446
ConAgra Foods, Inc.	(30,673)	(1,087,358)	(25,459)
Concho Resources, Inc.	(24,832)	(2,794,415)	317,423
CONSOL Energy, Inc.	(253,854)	(10,199,383)	1,616,579
CoStar Group, Inc.	(11,900)	(2,027,165)	(158,032)
Coty, Inc.	(28,800)	(565,902)	(29,106)
Covanta Holding Corp.	(69,800)	(1,711,496)	175,198
Cree, Inc.	(195,367)	(6,915,024)	620,300
CST Brands, Inc.	(6,300)	(273,294)	(1,449)
Cubist Pharmaceuticals, Inc.	(32,600)	(2,440,110)	(841,080)
Cullen/Frost Bankers, Inc.	(10,000)	(783,836)	77,436
CVR Energy, Inc.	(21,800)	(1,058,390)	214,512
Cypress Semiconductor Corp	(300,800)	(3,158,400)	(1,137,024)
Darden Restaurants, Inc.	(80,000)	(4,508,800)	(181,600)
Dean Foods Co.	(278,531)	(4,782,673)	(615,258)
Deckers Outdoor Corp.	(1,392)	(132,866)	6,139
Denbury Resources, Inc.	(300,899)	(2,684,466)	238,157

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
DENTSPLY International, Inc.	(26,416)	$(1,439,144)	$31,963
DeVry, Inc.	(17,767)	(868,984)	25,584
Diebold, Inc.	(66,269)	(2,370,979)	75,421
Discovery Communications, Inc.	(185,579)	(6,387,038)	(6,159)
Dominion Resources, Inc.	(53)	(3,872)	(204)
Donaldson Co., Inc.	(1,500)	(55,502)	(2,443)
DreamWorks Animation SKG, Inc.	(175,503)	(4,062,213)	143,231
Dril-Quip, Inc.	(6,400)	(467,631)	(23,441)
Dun & Bradstreet Corp./The	(13,700)	(1,738,804)	81,652
Dunkin’ Brands Group, Inc.	(30,000)	(1,440,000)	160,500
E*TRADE Financial Corp.	(95,100)	(2,203,467)	(103,184)
Eagle Materials, Inc.	(9,000)	(832,590)	148,320
Ecolab, Inc.	(21,450)	(2,456,025)	214,071
EI du Pont de Nemours & Co.	(900)	(62,522)	(4,024)
Enova International, Inc.	(9,981)	(229,164)	6,987
EQT Corp.	(21,240)	(1,929,226)	321,358
Equinix, Inc.	(43,600)	(9,788,200)	(97,228)
Exelon Corp.	(23,218)	(818,435)	(42,489)
Expeditors International of Washington, Inc.	(7,300)	(324,558)	(1,095)
Express Scripts Holding Co.	(3,900)	(310,673)	(19,540)
F5 Networks, Inc.	(37,600)	(4,895,896)	(9,588)
FactSet Research Systems, Inc.	(13,700)	(1,884,846)	(43,429)
Fastenal Co.	(175,600)	(7,942,388)	(409,148)
Federated Investors, Inc.	(48,300)	(1,526,203)	(64,316)
FEI Co.	(12,500)	(1,071,081)	(58,294)
First American Financial Corp.	(33,200)	(1,050,780)	(74,700)
First Horizon National Corp.	(429,000)	(5,559,840)	(265,980)
First Niagara Financial Group, Inc.	(166,300)	(1,365,106)	(36,803)
First Republic Bank	(35,700)	(1,829,397)	(31,287)
FirstEnergy Corp.	(30,000)	(1,089,600)	(80,100)
FirstMerit Corp.	(79,100)	(1,454,208)	(39,991)
Flowers Foods, Inc.	(113,250)	(2,203,491)	30,224
Flowserve Corp.	(12,200)	(723,164)	(6,762)
FMC Corp.	(74,000)	(4,157,223)	(62,997)
FMC Technologies, Inc.	(57,573)	(3,119,172)	422,453
Ford Motor Co.	(124,000)	(1,943,080)	21,080
Forest City Enterprises, Inc.	(356,920)	(7,659,503)	57,107
Fortune Brands Home & Security, Inc.	(55,400)	(2,535,658)	27,700
Fossil Group, Inc.	(9,600)	(1,020,269)	(42,835)
Franklin Resources, Inc.	(10,607)	(593,380)	6,070
Freescale Semiconductor Ltd.	(158,011)	(3,405,940)	(580,678)
FTI Consulting, Inc.	(93,606)	(3,718,065)	102,065
GameStop Corp.	(2,851)	(107,654)	11,290
GATX Corp.	(45,503)	(2,906,503)	288,260

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
General Mills, Inc.	(11,300)	$(581,950)	$(20,679)
General Motors Co.	(10,400)	(334,776)	(28,288)
Genesee & Wyoming, Inc.	(17,400)	(1,716,532)	151,924
Gentex Corp.	(116,881)	(4,156,288)	(66,622)
Global Payments, Inc.	(30,666)	(2,618,263)	142,597
GNC Holdings, Inc.	(27,637)	(1,235,098)	(62,736)
Graco, Inc.	(12,200)	(975,878)	(2,318)
GrafTech International Ltd.	(16,090)	(74,497)	(6,919)
Great Plains Energy, Inc.	(19,800)	(517,572)	(44,946)
Greenhill & Co., Inc.	(22,370)	(990,320)	14,988
Hain Celestial Group, Inc./The	(41,200)	(2,230,329)	(171,219)
Hancock Holding Co.	(39,600)	(1,342,214)	126,494
Harley-Davidson, Inc.	(604)	(41,851)	2,042
Hasbro, Inc.	(400)	(22,664)	668
Herman Miller, Inc.	(400)	(12,596)	824
Hershey Co./The	(6,300)	(608,013)	(46,746)
Hexcel Corp.	(71,400)	(3,129,462)	167,076
HMS Holdings Corp.	(188,612)	(3,824,201)	(163,057)
HollyFrontier Corp.	(64,877)	(2,879,642)	448,052
Hologic, Inc.	(182,100)	(4,851,144)	(18,210)
HomeAway, Inc.	(194,200)	(5,897,890)	114,614
Hospira, Inc.	(53,483)	(3,225,025)	(50,809)
HSN, Inc.	(3,700)	(267,769)	(13,431)
Huntsman Corp.	(88,810)	(2,122,159)	99,067
IDACORP, Inc.	(3,400)	(207,842)	(17,204)
IDEXX Laboratories, Inc.	(5,374)	(791,823)	(4,980)
IHS, Inc.	(3,970)	(511,495)	59,391
Incyte Corp.	(84,438)	(6,363,974)	190,711
Informatica Corp.	(6,349)	(232,644)	(9,475)
InterDigital, Inc.	(92,400)	(4,655,164)	(232,796)
International Business Machines Corp.	(14,265)	(2,220,147)	(68,530)
Intrepid Potash, Inc.	(96,965)	(1,443,809)	97,935
Intuitive Surgical, Inc.	(10,274)	(5,356,144)	(78,185)
Invesco Ltd.	(33,700)	(1,307,344)	(24,480)
IPG Photonics Corp.	(58,869)	(4,257,406)	(153,059)
ITC Holdings Corp.	(23,200)	(908,280)	(29,696)
Jacobs Engineering Group, Inc.	(35,799)	(1,635,886)	36,029
Janus Capital Group, Inc.	(299,100)	(4,594,176)	(230,307)
Jazz Pharmaceuticals PLC	(49,500)	(8,353,251)	248,616
JB Hunt Transport Services, Inc.	(50,417)	(4,126,348)	(121,285)
JC Penney Co., Inc.	(137,497)	(1,071,102)	180,121
JetBlue Airways Corp.	(303,700)	(4,081,728)	(734,954)
JM Smucker Co./The	(2,300)	(228,543)	(3,711)
Joy Global, Inc.	(25,419)	(1,304,005)	121,513
Kansas City Southern	(23,500)	(2,895,214)	27,509
KB Home	(137,763)	(2,457,692)	177,714
Kellogg Co.	(8,270)	(538,542)	(2,646)
Kennametal, Inc.	(70,900)	(2,690,399)	152,888
Keurig Green Mountain, Inc.	(10,213)	(1,413,377)	61,227
Kinder Morgan, Inc.	(135,308)	(5,363,780)	(361,102)
Kirby Corp.	(33,200)	(3,447,488)	766,920
KLX, Inc.	(12,500)	(527,880)	12,255
Kohl’s Corp.	(29,300)	(1,726,356)	(62,116)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Kosmos Energy Ltd.	(44,300)	$(429,710)	$58,033
Kraft Foods Group, Inc.	(19,100)	(1,126,327)	(70,479)
L Brands, Inc.	(26,784)	(2,141,916)	(176,239)
Laboratory Corp. of America Holdings	(42,480)	(4,320,948)	(262,644)
Lamar Advertising Co.	(52,328)	(2,786,989)	(19,885)
Landstar System, Inc.	(200)	(15,776)	1,270
Laredo Petroleum, Inc.	(454,900)	(6,427,672)	1,719,457
Las Vegas Sands Corp.	(4,500)	(231,466)	(30,254)
Leap Wireless International, Inc.	(110,787)	(279,183)	13,189
Legg Mason, Inc.	(35,100)	(1,986,309)	113,022
Leggett & Platt, Inc.	(51,614)	(2,151,272)	(48,001)
Lennar Corp.	(79,609)	(3,782,224)	214,944
Lexmark International, Inc.	(16,162)	(688,178)	21,172
Life Time Fitness, Inc.	(87,403)	(4,860,481)	(88,277)
Lincoln National Corp.	(7,700)	(447,986)	3,927
Linear Technology Corp.	(41,700)	(1,856,882)	(44,638)
LinkedIn Corp.	(65,300)	(14,441,253)	(558,810)
Lions Gate Entertainment Corp.	(79,100)	(2,578,482)	45,700
LKQ Corp.	(66,700)	(1,921,240)	45,636
Louisiana-Pacific Corp.	(209,200)	(3,247,393)	(216,959)
Manitowoc Co., Inc./The	(27,201)	(546,621)	(54,521)
Markel Corp.	(1,550)	(1,077,808)	19,406
Martin Marietta Materials, Inc.	(33,148)	(4,278,797)	621,910
Masimo Corp.	(14,854)	(390,957)	(297)
MasterCard, Inc.	(16,800)	(1,399,282)	(48,206)
Mattel, Inc.	(74,922)	(2,319,868)	1,407
McCormick & Co., Inc.	(18,800)	(1,364,880)	(31,960)
McDonald’s Corp.	(11,170)	(1,085,389)	38,760
MDC Holdings, Inc.	(70,200)	(1,852,377)	(5,817)
Mead Johnson Nutrition Co.	(9,679)	(978,257)	5,130
MEDNAX, Inc.	(104,700)	(6,775,219)	(146,498)
Mentor Graphics Corp.	(32,217)	(702,666)	(3,531)
Meredith Corp.	(15,300)	(806,922)	(24,174)
Mettler-Toledo International, Inc.	(10,100)	(2,995,332)	(59,514)
Michael Kors Holdings Ltd.	(123,000)	(9,303,007)	65,707
Microchip Technology, Inc.	(40,400)	(1,780,024)	(42,420)
Middleby Corp./The	(6,200)	(579,991)	(34,429)
Minerals Technologies, Inc.	(4,300)	(307,474)	8,839
Monsanto Co.	(21,400)	(2,579,342)	22,684
Monster Worldwide, Inc.	(233,954)	(1,057,472)	(23,395)
Mosaic Co./The	(65,352)	(2,970,902)	(12,417)
Motorola Solutions, Inc.	(20,500)	(1,344,224)	(30,916)
MSC Industrial Direct Co., Inc.	(46,613)	(3,691,897)	(95,409)
Mylan, Inc.	(46,350)	(2,593,746)	(19,004)
National Instruments Corp.	(10,200)	(331,194)	14,076
Navistar International Corp.	(251,482)	(9,059,916)	640,298
NCR Corp.	(142,647)	(4,197,077)	40,343
Netflix, Inc.	(6,162)	(2,044,360)	(60,641)
NetSuite, Inc.	(81,833)	(8,503,392)	(430,317)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
NeuStar, Inc.	(53,000)	$(1,452,730)	$(20,670)
New York Community Bancorp, Inc.	(62,600)	(997,903)	(3,698)
NewMarket Corp.	(1,000)	(396,310)	(7,220)
Noble Energy, Inc.	(30,900)	(1,568,425)	102,838
Nordson Corp.	(13,400)	(1,067,444)	22,780
Nordstrom, Inc.	(16,101)	(1,227,862)	(50,396)
Northern Trust Corp.	(3,100)	(209,994)	1,054
Norwegian Cruise Line Holdings Ltd.	(2,300)	(97,060)	(10,488)
NOW, Inc.	(1,300)	(37,557)	4,108
NRG Energy, Inc.	(181,563)	(5,467,550)	574,428
Nu Skin Enterprises, Inc.	(56,053)	(2,299,139)	(150,377)
Nuance Communications, Inc.	(464,700)	(7,114,557)	483,288
Nucor Corp.	(26,542)	(1,430,879)	128,994
Oasis Petroleum, Inc.	(300,100)	(6,786,048)	1,822,394
Oceaneering International, Inc.	(6,200)	(367,147)	2,525
Ocwen Financial Corp.	(109,618)	(2,582,600)	927,368
Office Depot, Inc.	(162,200)	(1,090,795)	(300,070)
Olin Corp.	(28,000)	(693,826)	56,266
Omnicare, Inc.	(11,400)	(793,196)	(38,206)
ONE Gas, Inc.	(5,100)	(198,849)	(11,373)
Owens & Minor, Inc.	(22,308)	(759,141)	(24,093)
Owens Corning	(143,600)	(5,284,480)	142,164
PACCAR, Inc.	(3,456)	(232,727)	(2,316)
PacWest Bancorp	(18,100)	(823,062)	236
Pall Corp.	(4,363)	(413,132)	(28,447)
Palo Alto Networks, Inc.	(20,300)	(2,334,661)	(153,510)
Panera Bread Co.	(19,100)	(3,206,351)	(132,329)
Patterson Cos., Inc.	(24,100)	(1,148,606)	(10,604)
PBF Energy, Inc.	(186,100)	(5,259,168)	301,464
Peabody Energy Corp.	(314,800)	(3,097,575)	661,023
Penn National Gaming, Inc.	(40,869)	(580,340)	19,208
Penske Automotive Group, Inc.	(9,400)	(450,636)	(10,622)
People’s United Financial, Inc.	(34,700)	(511,848)	(14,897)
Perrigo Co. PLC	(33,198)	(5,208,434)	(340,943)
Pharmacyclics, Inc.	(67,184)	(9,339,229)	1,125,313
Philip Morris International, Inc.	(27,097)	(2,343,890)	136,840
Pitney Bowes, Inc.	(106,600)	(2,625,558)	27,716
Plantronics, Inc.	(22,300)	(1,157,475)	(24,871)
Platform Specialty Products Corp.	(12,867)	(329,267)	30,495
PolyOne Corp.	(8,600)	(327,574)	1,548
Popular, Inc.	(18,800)	(612,128)	(28,012)
Post Holdings, Inc.	(151,900)	(5,733,168)	(629,923)
PPL Corp.	(4,357)	(153,149)	(5,141)
Praxair, Inc.	(3,600)	(466,128)	(288)
Precision Castparts Corp.	(6,436)	(1,522,659)	(27,645)
Priceline Group, Inc./The	(31)	(33,014)	(2,332)
Principal Financial Group, Inc.	(62,700)	(3,377,678)	121,040
Procter & Gamble Co./The	(3,300)	(290,763)	(9,834)
Progressive Corp./The	(171,489)	(4,686,794)	58,306

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Prosperity Bancshares, Inc.	(18,600)	$(1,078,060)	$48,364
QEP Resources, Inc.	(74,600)	(1,474,782)	(33,630)
QUALCOMM, Inc.	(10,472)	(748,430)	(29,954)
Quality Systems, Inc.	(13,332)	(194,114)	(13,732)
Quest Diagnostics, Inc.	(117,640)	(7,607,779)	(281,160)
Questar Corp.	(8,100)	(194,724)	(10,044)
Quintiles Transnational Holdings, Inc.	(5,900)	(339,781)	(7,552)
Rackspace Hosting, Inc.	(77,073)	(3,511,446)	(96,341)
Ralph Lauren Corp.	(11,400)	(2,067,048)	(43,776)
Range Resources Corp.	(162,357)	(11,069,070)	2,391,089
Red Hat, Inc.	(38,700)	(2,376,331)	(299,387)
Regal Entertainment Group	(23,700)	(540,123)	33,891
Regeneron Pharmaceuticals, Inc.	(38,241)	(15,651,346)	(37,024)
Rent-A-Center, Inc.	(115,937)	(3,881,993)	(328,839)
Republic Services, Inc.	(11,650)	(455,865)	(13,048)
RF Micro Devices, Inc.	(59,974)	(909,866)	(85,103)
Riverbed Technology, Inc.	(54,000)	(1,099,980)	(2,160)
Rockwell Collins, Inc.	(52,100)	(4,436,836)	35,428
Roper Industries, Inc.	(6,580)	(1,043,588)	14,805
Rosetta Resources, Inc.	(255,400)	(8,265,158)	2,567,184
Rowan Cos. PLC	(102,700)	(2,475,749)	80,785
RPC, Inc.	(23,200)	(313,058)	10,530
RR Donnelley & Sons Co.	(37,170)	(621,482)	(3,159)
salesforce.com, Inc.	(116,313)	(6,710,271)	(188,253)
Salix Pharmaceuticals Ltd.	(43,600)	(4,682,814)	(328,570)
Sally Beauty Holdings, Inc.	(86,022)	(2,683,026)	38,710
SanDisk Corp.	(21,070)	(2,168,314)	103,875
SBA Communications Corp.	(46,537)	(5,471,820)	317,382
SCANA Corp.	(26,672)	(1,497,366)	(113,623)
Scotts Miracle-Gro Co./The	(6,800)	(409,904)	(13,872)
Scripps Networks Interactive, Inc.	(30,952)	(2,410,222)	80,465
Sealed Air Corp.	(98,048)	(3,902,605)	(257,572)
Seattle Genetics, Inc.	(56,024)	(1,948,685)	148,634
Semtech Corp.	(17,900)	(454,984)	(38,519)
Service Corp. International	(11,000)	(242,656)	(7,044)
ServiceNow, Inc.	(41,500)	(2,654,755)	(161,020)
Signature Bank	(1,400)	(172,830)	(3,514)
Silgan Holdings, Inc.	(100)	(4,994)	(366)
Silicon Laboratories, Inc.	(15,103)	(686,431)	(32,774)
Sirius XM Holdings, Inc.	(727,481)	(2,597,107)	50,924
Sirona Dental Systems, Inc.	(17,100)	(1,463,247)	(30,780)
Six Flags Entertainment Corp.	(49,755)	(1,989,807)	(157,122)
SolarWinds, Inc.	(68,700)	(3,529,119)	105,798
Solera Holdings, Inc.	(19,557)	(949,476)	(51,452)
Sotheby’s	(181,700)	(7,663,958)	(181,848)
Southwestern Energy Co.	(92,386)	(3,023,246)	502,032
Splunk, Inc.	(19,269)	(1,290,252)	154,345

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Sprint Corp.	(159,160)	$(709,231)	$48,717
StanCorp Financial Group, Inc.	(2,300)	(153,272)	(7,406)
Stanley Black & Decker, Inc.	(9,900)	(943,074)	(8,118)
Staples, Inc.	(375,055)	(5,340,783)	(1,455,213)
Starwood Hotels & Resorts Worldwide, Inc.	(600)	(46,992)	(1,650)
State Street Corp.	(9,045)	(698,364)	(11,668)
Stericycle, Inc.	(19,000)	(2,421,170)	(69,350)
STERIS Corp.	(7,830)	(497,740)	(10,036)
Stifel Financial Corp.	(781)	(36,840)	(3,007)
Stratasys Ltd.	(93,100)	(9,732,674)	1,995,133
SunEdison, Inc.	(446,980)	(10,231,372)	1,510,792
SunPower Corp.	(11,600)	(339,184)	39,556
SUPERVALU, Inc.	(19,200)	(180,480)	(5,760)
SVB Financial Group	(15,243)	(1,666,282)	(102,973)
Synovus Financial Corp.	(213,712)	(5,599,254)	(190,204)
Sysco Corp.	(18,000)	(711,900)	(2,520)
T Rowe Price Group, Inc.	(4,200)	(349,776)	(10,836)
Tableau Software, Inc.	(23,900)	(1,987,764)	(38,000)
Targa Resources Corp.	(1,700)	(165,450)	(14,835)
Target Corp.	(46,199)	(3,306,462)	(200,504)
Taylor Morrison Home Corp.	(18,575)	(360,919)	10,037
TCF Financial Corp.	(66,495)	(1,055,276)	(1,330)
TECO Energy, Inc.	(65,100)	(1,270,101)	(63,798)
Teekay Corp.	(10,800)	(595,728)	46,116
Tempur Sealy International, Inc.	(57,811)	(3,269,790)	95,388
Tenet Healthcare Corp.	(204,324)	(9,917,887)	(435,210)
Teradata Corp.	(36,410)	(1,643,911)	53,523
Teradyne, Inc.	(148,991)	(2,942,572)	(5,960)
Terex Corp.	(17,500)	(536,716)	48,816
Tesla Motors, Inc.	(18,588)	(4,322,052)	187,895
Tesoro Corp.	(51,762)	(4,005,105)	156,600
Textron, Inc.	(48,752)	(2,156,301)	103,354
Thomson Reuters Corp.	(800)	(30,704)	(1,568)
Thor Industries, Inc.	(12,475)	(712,413)	15,435
Thoratec Corp.	(35,800)	(1,115,494)	(46,574)
Tidewater, Inc.	(111,500)	(4,037,209)	423,494
Tiffany & Co.	(43,160)	(4,532,232)	(79,846)
T-Mobile US, Inc.	(140,000)	(3,476,270)	(295,330)
Toll Brothers, Inc.	(27,400)	(963,384)	24,386
Tractor Supply Co.	(9,200)	(703,705)	(21,439)
TransDigm Group, Inc.	(16,207)	(3,157,772)	(24,473)
Trimble Navigation Ltd.	(147,293)	(4,110,946)	201,790
TripAdvisor, Inc.	(59,195)	(4,256,568)	(162,931)
Triumph Group, Inc.	(97,900)	(6,626,851)	46,013
Twenty-First Century Fox, Inc.	(46,200)	(1,655,244)	(119,067)
Ulta Salon Cosmetics & Fragrance, Inc.	(2,400)	(304,248)	(2,568)
Ultra Petroleum Corp.	(53,700)	(1,225,971)	519,279
Umpqua Holdings Corp.	(44,600)	(756,744)	(1,902)
Under Armour, Inc.	(95,291)	(6,670,370)	200,111
United Natural Foods, Inc.	(46,047)	(3,437,265)	(123,320)
United Rentals, Inc.	(44,400)	(5,138,856)	609,612
Universal Corp.	(5,100)	(205,324)	(18,974)
Urban Outfitters, Inc.	(89,054)	(2,951,828)	(176,639)
USG Corp.	(169,180)	(4,928,899)	193,551

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Valley National Bancorp	(191,590)	$(1,887,336)	$26,997
Vantiv, Inc.	(76,600)	(2,547,716)	(50,556)
Varian Medical Systems, Inc.	(30,200)	(2,680,250)	67,648
VCA, Inc.	(43,700)	(2,041,227)	(90,022)
VeriSign, Inc.	(70,290)	(4,234,270)	227,740
Visa, Inc.	(2,000)	(512,398)	(12,002)
VMware, Inc.	(43,500)	(3,682,249)	92,629
Wal-Mart Stores, Inc.	(14,600)	(1,246,840)	(7,008)
Washington Federal, Inc.	(3,500)	(76,733)	(792)
Waste Connections, Inc.	(2,309)	(112,725)	11,152
Waters Corp.	(30,206)	(3,518,093)	113,273
Watsco, Inc.	(17,200)	(1,764,376)	(76,024)
Webster Financial Corp.	(34,500)	(1,101,240)	(21,045)
WellCare Health Plans, Inc.	(32,002)	(2,371,968)	(254,116)
Wendy’s Co./The	(63,308)	(549,400)	(22,272)
Werner Enterprises, Inc.	(400)	(11,772)	(688)
WESCO International, Inc.	(40,600)	(3,430,294)	336,168
Westar Energy, Inc.	(38,081)	(1,475,258)	(95,203)
Western Union Co./The	(539,100)	(9,827,793)	172,512
WGL Holdings, Inc.	(5,800)	(278,168)	(38,628)
WhiteWave Foods Co./The	(1,300)	(45,864)	377
Williams Cos., Inc./The	(42,103)	(2,305,981)	413,872
Woodward, Inc.	(41,232)	(2,186,533)	156,682
Workday, Inc.	(35,467)	(3,103,599)	209,137
World Fuel Services Corp.	(24,210)	(1,114,144)	(22,031)
WR Berkley Corp.	(1,301)	(67,847)	1,158
WW Grainger, Inc.	(2,600)	(652,210)	(10,504)
Xylem, Inc.	(23,657)	(908,429)	7,807
Yelp, Inc.	(176,744)	(10,136,207)	463,008
Zillow, Inc.	(8,700)	(984,797)	63,554
Zions Bancorp.	(208,700)	(6,121,171)	171,134

			8,396,448

Total of Short Equity Positions			12,366,646

Total of Long and Short Equity Positions			15,357,279

Net Cash and Other Receivables/ (Payables) (b)			2,062,864

Swaps, at Value			$17,420,143

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund is pledged as collateral to Morgan Stanley Capital Services, Inc. in the amount of $193,781,884 for total return basket swaps at December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley Capital Services, Inc.	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Effective Overnight Index Average, which is denominated in EUR based on the local currencies of the positions within the swap.	16-25 months maturity ranging 04/05/2016	$741,172

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

France
Havas SA	18,108	$139,159	$8,705
Lafarge SA	187,000	12,356,525	770,893

			779,598

Luxembourg
GAGFA SA	224,042	4,807,445	195,943

Netherlands
Corio NV	92,131	4,243,485	268,343
Ziggo NV	4,928	229,889	26,198

			294,541

United Kingdom
Jazztel PLC	947,275	14,597,716	(281,571)

Total of Long Equity Positions			988,511

Short Positions

France
Bollore SA	(32,600)	(147,015)	(1,448)
Klepierre	(105,031)	(4,305,167)	(204,673)

			(206,121)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Germany
Deutsche Annington Immobilien SE	(79,990)	$(2,491,399)	$(224,394)

Spain
Banco Santander SA	(62,763)	(521,010)	(5,767)

Total of Short Equity Positions			(436,282)

Total of Long and Short Equity Positions			552,229

Net Cash and Other Receivables/ (Payables) (b)			188,943

Swaps, at Value			$741,172

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Morgan Stanley Capital Services, Inc. is included in the collateral noted in the previous Morgan Stanley total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley Capital Services, Inc.	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the LIBOR, which is denominated in USD based on the local currencies of the positions within the swap.	7-25 months maturity ranging from 07/23/2015 - 12/08/2016	$19,344,615

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Canada
Brookfield Residential Properties, Inc.	6,239	$150,187	$(76)
Talisman Energy, Inc.	1,067,007	8,196,539	158,125

			158,049

Ireland
Covidien PLC	185,134	16,662,060	2,273,445

Spain
Banco Santander SA	63,501	538,943	(9,980)

United States
Allergan, Inc.	72,788	15,332,393	141,608
American Realty Capital Healthcare Trust, Inc.	1,370,107	15,441,106	863,167
AmREIT, Inc.	89,153	2,354,047	12,073
Auxilium Pharmaceuticals, Inc.	314,627	10,070,691	747,758
Avanir Pharmaceuticals, Inc.	489,840	8,291,147	11,641
Aviv REIT, Inc.	60,140	2,044,038	29,589
Baker Hughes, Inc.	240,638	15,507,081	(2,014,508)
CareFusion Corp.	334,703	19,357,566	503,710
Chiquita Brands International, Inc.	241,720	3,478,351	16,920
Cleco Corp.	115,068	6,156,138	119,671
Covance, Inc.	194,797	19,701,824	525,897
Covisint Corp.	13,704	43,305	(6,989)
Digital River, Inc.	202,979	4,928,332	91,338
DIRECTV	192,068	16,151,758	500,538
Dresser-Rand Group, Inc.	240,153	19,565,711	78,804
Family Dollar Stores, Inc.	171,189	13,306,521	253,360
Furiex Pharmaceuticals, Inc.	44,784	447,840	(6,628)
Gentiva Health Services, Inc.	221,567	4,318,198	(97,347)
GFI Group, Inc.	410,352	2,224,108	12,311
Glimcher Realty Trust	1,035,618	14,229,391	—
Hawaiian Electric Industries, Inc.	199,629	6,504,030	179,548
Hudson City Bancorp, Inc.	3,106,595	28,953,465	2,485,276
Hudson Valley Holding Corp.	99,587	2,515,364	189,419

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Integrys Energy Group, Inc.	173,851	$12,316,567	$1,217,734
International Rectifier Corp.	390,297	15,494,791	78,059
Journal Communications, Inc.	69,014	652,872	135,958
Lorillard, Inc.	348,928	21,629,583	331,946
Pantry, Inc./The	74,166	2,700,251	48,341
Pepco Holdings, Inc.	653,741	17,834,054	(228,809)
PetSmart, Inc.	93,672	7,587,934	27,131
Platinum Underwriters Holdings Ltd.	71,337	5,261,045	(23,482)
Protective Life Corp.	316,481	22,025,936	16,965
Riverbed Technology, Inc.	369,257	7,508,418	28,118
Rockwood Holdings, Inc.	300,192	23,567,052	88,078
Sapient Corp.	504,877	12,466,893	94,447
Sigma-Aldrich Corp.	172,141	23,355,796	273,999
Susquehanna Bancshares, Inc.	498,451	6,552,723	141,474
Time Warner Cable, Inc.	201,265	28,698,376	1,905,980
TriQuint Semiconductor, Inc.	584,079	10,773,401	5,317,975
TRW Automotive Holdings Corp.	189,614	19,247,119	254,681
Volcano Corp.	453,845	8,099,560	15,189
Whiting Petroleum Corp.	1,592	91,970	(39,434)

			14,321,506

Total of Long Equity Positions			16,743,020

Short Positions

Ireland
Endo International PLC	(99,233)	(6,675,289)	(481,395)

United States
Actavis PLC	(26,030)	(6,836,960)	136,578
Albemarle Corp.	(149,930)	(9,054,582)	39,291
Applied Materials, Inc.	(1,189,980)	(25,281,125)	(4,373,177)
AT&T, Inc.	(243,686)	(8,247,783)	62,370
BB&T Corp.	(126,255)	(4,749,791)	(160,266)
Becton Dickinson and Co.	(26,064)	(3,399,484)	(227,582)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Comcast Corp.	(570,300)	$(31,212,519)	$(1,870,584)
Dollar Tree, Inc.	(20,175)	(1,253,010)	(166,907)
EW Scripps Co./The	(35,615)	(661,014)	(134,981)
Halliburton Co.	(261,740)	(12,645,857)	2,351,622
Kindred Healthcare, Inc.	(56,637)	(1,160,193)	130,533
Laboratory Corp. of America Holdings	(50,663)	(5,149,385)	(317,152)
M&T Bank Corp.	(261,037)	(30,927,664)	(1,863,804)
Medtronic, Inc.	(179,280)	(11,923,913)	(1,020,103)
NextEra Energy, Inc.	(48,299)	(5,010,532)	(123,169)
Omega Healthcare Investors, Inc.	(54,126)	(2,080,111)	(34,592)
RenaissanceRe Holdings Ltd.	(18,961)	(1,862,128)	18,740
Reynolds American, Inc.	(105,698)	(6,732,122)	(61,088)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
RF Micro Devices, Inc.	(992,351)	$(10,980,940)	$(5,482,163)
STERIS Corp.	(52,129)	(3,145,985)	(234,581)
Sterling Bancorp	(193,034)	(2,595,242)	(180,587)
Ventas, Inc.	(227,712)	(15,410,516)	(916,435)
Washington Prime Group, Inc.	(205,984)	(3,637,677)	90,633
Wisconsin Energy Corp.	(197,946)	(9,642,208)	(797,464)

			(15,134,868)

Total of Short Equity Positions			(15,616,263)

Total of Long and Short Equity Positions			1,126,757

Written Options

Call Options Written

NUMBER OF CONTRACTS	ISSUER	EXPIRATION DATE	PROCEEDS	VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
(2,900)	Time Warner Cable, Inc. (Exercise price $130)	January 17, 2015	(0)	$(72,790)	$(72,790)
(52,200)	BKW AG (Exercise price $40)	January 17, 2015	(10,208)	(28,710)	(18,502)

					(91,292)

Put Options Written

NUMBER OF CONTRACTS	ISSUER	EXPIRATION DATE	PROCEEDS	VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
(52,200)	BKW AG (Exercise price $40)	January 17, 2015	(350,407)	$93,960	$(256,447)

Total of Written Options					(347,739)

Total of Long and Short Equity Positions and Written Options					779,018

Net Cash and Other Receivables/ Payables (b)					18,565,597

Swaps, at Value					$19,344,615

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Morgan Stanley Capital Services, Inc. is included in the collateral noted in the previous Morgan Stanley total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley Capital Services, Inc.	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Stockholm Interbank Offered Rate, which is denominated in SEK based on the local currencies of the positions within the swap.	25 months maturity 10/18/2016	$57,361

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Finland
Sanitec OYJ	384,846	$4,674,618	$55,060

Net Cash and Other Receivables/ (Payables) (b)			2,301

Swaps, at Value			$57,361

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Morgan Stanley Capital Services, Inc. is included in the collateral noted in the previous Morgan Stanley total return basket swap.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley Capital Services, Inc.	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the CAD/USD Overnight Forward FX Swap Rate, which is denominated in CAD based on the local currencies of the positions within the swap.	24-25 months maturity 12/01/2016	$365,546

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Canada
Carfinco Financial Group, Inc.	28,132	$270,679	$761
Restaurant Brands International, Inc.	51,111	1,646,386	355,293

			356,054

Total of Long Equity Positions			356,054

Net Cash and Other Receivables/ (Payables) (b)			9,492

Swaps, at Value			$365,546

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Morgan Stanley Capital Services, Inc. is included in the collateral noted in the previous Morgan Stanley total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley Capital Services, Inc.	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Bank of Japan Estimate Unsecured Overnight Call Rate, which is denominated in JPY based on the local currencies of the positions within the swap.	25 months maturity 10/14/2015	$7,967,932

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Japan
Tokyo Electron Ltd.	371,108	$20,085,408	$8,055,792

Net Cash and Other Receivables/ (Payables) (b)			(87,860)

Swaps, at Value			$7,967,932

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Morgan Stanley Capital Services, Inc. is included in the collateral noted in the previous Morgan Stanley total return basket swap.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley Capital Services, Inc.	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the LIBOR, which is denominated in CHF based on the local currencies of the positions within the swap.	2-3 months maturity 01/14/2015	$(712,915)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Switzerland
Holcim Ltd.	(187,000)	$(12,592,456)	$(775,082)

Net Cash and Other Receivables/ (Payables) (b)			62,167

Swaps, at Value			$(712,915)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral for this position pledged to Morgan Stanley Capital Services, Inc. is included in the collateral noted in the previous Morgan Stanley total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
J.P. Morgan	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Euro Interbank Offered Rate plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swap.	12-14 months maturity ranging from 12/21/2015 - 01/29/2016	$5,845,981

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Belgium
Ageas	238	$8,478	$(15)
Belgacom SA	60,725	2,250,827	(47,511)
bpost SA	49,402	1,216,803	24,201
Colruyt SA	6,789	318,643	(3,026)
Delhaize Group SA	34,360	2,405,173	97,106
Telenet Group Holding NV	7,511	400,101	21,399
Umicore SA	23,906	955,257	6,727

			98,881

Finland
Fortum OYJ	36,915	836,901	(35,419)
Kesko OYJ	51,791	1,945,325	(61,761)
Metso OYJ	40,216	1,183,214	20,840
Neste Oil OYJ	87,994	2,063,162	80,159
Orion OYJ	32,262	1,073,538	(70,174)
Sampo OYJ	47,314	2,167,529	47,447
Stora Enso OYJ	217,746	1,765,635	181,224
UPM-Kymmene OYJ	189,566	2,933,386	173,254
Wartsila OYJ	31,636	1,428,309	(12,338)

			323,232

Germany
Aurubis AG	57,705	3,031,751	193,968
Brenntag AG	50,940	2,656,337	191,723
Continental AG	20,253	3,861,289	410,530
Deutsche Lufthansa AG	263,897	4,209,063	163,964
Deutsche Post AG	323,895	9,613,251	900,997
Deutsche Telekom AG	164,347	2,577,224	52,384
E.ON SE	222,609	3,529,802	274,962
Freenet AG	10,508	296,114	2,652
GEA Group AG	33,893	1,496,184	(6,038)
Hannover Rueck SE	7,016	589,820	43,103
HeidelbergCement AG	82,847	5,740,289	107,046
Henkel AG & Co. KGaA	2,335	238,879	12,642
HOCHTIEF AG	16,524	1,197,363	(31,622)
HUGO BOSS AG	13,731	1,722,372	(42,637)
Infineon Technologies AG	20,529	206,928	10,307
LANXESS AG	19,792	917,931	(1,318)
Leoni AG	2,152	119,198	7,918
Linde AG	1,136	203,157	6,097
Merck KGaA	86,002	8,109,517	(16,007)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Germany (continued)
Muenchener Rueckversicherungs AG	21,317	$4,080,032	$164,983
OSRAM Licht AG	11,124	449,764	(13,037)
Porsche Automobil Holding SE	57,343	4,465,351	172,126
ProSiebenSat.1 Media AG	129,655	5,253,700	163,718
Rhoen Klinikum AG	66,918	1,870,335	5,156
Salzgitter AG	6,128	176,333	(4,853)
Symrise AG	27,775	1,638,550	34,758
Telefonica Deutschland Holding AG	134,902	672,381	42,579
TUI AG	124,693	1,980,665	86,779
United Internet AG	44,820	1,887,629	131,283

			3,064,163

Italy
Atlantia SpA	75,569	1,713,289	43,083
Autogrill SpA	8,354	56,384	6,618
Banca Monte dei Paschi di Siena SpA	493,702	283,149	(1,901)
Banca Popolare dell’Emilia Romagna SC	173,509	1,095,601	41,920
Buzzi Unicem SpA	29,399	385,642	(13,535)
Enel SpA	1,123,119	4,910,715	95,607
Eni SpA	542,423	10,021,343	(519,994)
Finmeccanica SpA	72,469	657,562	16,025
GTECH SpA	8,303	179,886	5,510
Hera SpA	92,789	218,839	(343)
Intesa Sanpaolo SpA	24,958	68,031	4,370
Mediobanca SpA	354,335	2,887,889	(8,731)
Mediolanum SpA	134,189	846,209	8,936
Moncler SpA	31,232	433,550	(16,238)
Pirelli & C. SpA	297,138	3,919,705	87,914
Prysmian SpA	155,131	2,697,474	129,596
Snam SpA	427,485	2,113,353	2,365
Terna Rete Elettrica Nazionale SpA	359,649	1,663,439	(29,853)
UniCredit SpA	566,972	3,687,738	(55,935)
Unione di Banche Italiane SCpA	568,533	3,892,538	173,759

			(30,827)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Netherlands
Aegon NV	156,292	$1,148,830	$25,857
Akzo Nobel NV	13,307	859,930	60,782
Delta Lloyd NV	138,684	3,195,064	(145,354)
Koninklijke Ahold NV	303,347	5,088,452	302,894
Koninklijke Boskalis Westminster NV	38,145	2,025,737	60,988
Koninklijke DSM NV	19,799	1,236,129	(28,529)
Koninklijke KPN NV	626,766	1,967,761	11,158
Koninklijke Philips NV	240,750	6,626,343	352,037
Nutreco NV	46,557	2,600,014	(101,086)
Wolters Kluwer NV	94,061	2,556,613	313,678

			852,425

Spain
Acerinox SA	105,086	1,511,704	73,704
ACS Actividades de Construccion y Servicios SA	134,298	4,427,312	253,654
Banco Santander SA	990,992	8,026,808	290,706
Bankinter SA	103,201	824,468	4,619
Bolsas y Mercados Espanoles SA	11,101	419,400	10,546
CaixaBank SA	2,996	15,238	460
Distribuidora Internacional de Alimentacion SA	133,497	900,878	3,708
Ebro Foods SA	35,679	634,415	(44,648)
Enagas SA	214,583	6,834,342	(66,170)
Endesa SA	270,079	4,792,072	614,720
Ferrovial SA	102,670	1,949,391	80,207
Gas Natural SDG SA	101,601	2,755,489	(203,213)
Iberdrola SA	536,344	3,608,059	7,299
Red Electrica Corp. SA	29,340	2,501,792	84,571
Repsol SA	202,124	4,362,736	(578,806)
Tecnicas Reunidas SA	7,385	316,294	6,501
Telefonica SA	29,192	428,244	(9,119)

			528,739

Switzerland
STMicroelectronics NV	203,357	1,450,692	69,728

Total of Long Equity Positions			4,906,341

Short Positions

Belgium
Anheuser-Busch InBev NV	(1,530)	(166,978)	(5,210)
KBC Groep NV	(25,644)	(1,369,122)	(62,071)
Mobistar SA	(5,112)	(113,328)	(7,876)
Solvay SA	(484)	(62,026)	(3,467)
UCB SA	(10,469)	(787,301)	(8,735)

			(87,359)

Finland
Cargotec OYJ	(113,792)	(3,620,442)	127,660
Elisa OYJ	(30,603)	(843,103)	7,793
Kone OYJ	(113,625)	(4,865,424)	(307,665)
Konecranes OYJ	(13,357)	(377,217)	(4,728)
Nokia OYJ	(75,299)	(567,360)	(28,166)
Nokian Renkaat OYJ	(186,182)	(5,088,834)	547,194
YIT OYJ	(28,837)	(190,536)	41,302

			383,390

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Germany
adidas AG	(54,091)	$(4,254,185)	$497,807
AIXTRON SE	(262,368)	(3,000,697)	51,400
Allianz SE	(17,334)	(2,799,314)	(71,651)
Axel Springer SE	(213)	(12,268)	(579)
BASF SE	(57,723)	(4,947,575)	105,716
Bayer AG	(2,575)	(345,844)	(5,150)
Bayerische Motoren Werke AG	(21,295)	(2,184,786)	(113,334)
Beiersdorf AG	(2,591)	(208,027)	(2,347)
Bilfinger SE	(16,154)	(895,530)	(7,462)
Commerzbank AG	(391,309)	(5,460,049)	327,407
Daimler AG	(20,899)	(1,585,163)	(150,583)
Deutsche Bank AG	(108,305)	(3,163,477)	(79,647)
Deutsche Boerse AG	(6,730)	(448,402)	(29,845)
Fraport AG Frankfurt Airport Services Worldwide	(25,561)	(1,512,058)	37,142
Fresenius Medical Care AG & Co. KGaA	(36,862)	(2,601,440)	(149,824)
FUCHS PETROLUB SE	(26,525)	(1,033,265)	(23,199)
K+S AG	(219,571)	(6,361,231)	302,133
MAN SE	(25,206)	(2,783,437)	(23,725)
METRO AG	(115,897)	(3,433,589)	(109,117)
MTU Aero Engines AG	(1,184)	(100,759)	(2,138)
Rheinmetall AG	(12,096)	(495,944)	(30,705)
RWE AG	(48,237)	(1,535,544)	46,725
SAP SE	(165,250)	(10,925,055)	(614,085)
Siemens AG	(8,831)	(972,234)	(18,638)
Sky Deutschland AG	(109,712)	(858,586)	(27,680)
Software AG	(20,044)	(525,021)	37,933
STADA Arzneimittel AG	(26,642)	(904,567)	96,176
Suedzucker AG	(90,809)	(1,437,405)	131,769
ThyssenKrupp AG	(283,852)	(6,967,457)	(263,342)
Volkswagen AG	(1,978)	(416,081)	(23,540)
Wacker Chemie AG	(27,357)	(3,185,654)	184,716
Wirecard AG	(49,025)	(1,964,197)	(173,494)

			(101,161)

Italy
A2A SpA	(1,663,531)	(1,633,654)	(51,981)
Assicurazioni Generali SpA	(308,983)	(6,214,239)	(130,063)
Banco Popolare SC	(230,334)	(2,745,599)	(25,721)
Davide Campari-Milano SpA	(68,014)	(447,089)	22,551
Enel Green Power SpA	(299,929)	(644,295)	15,895
Luxottica Group SpA	(1,053)	(51,626)	(6,098)
Mediaset SpA	(1,885,989)	(6,995,283)	(764,724)
Saipem SpA	(206,777)	(2,697,286)	529,714
Salvatore Ferragamo SpA	(165,651)	(4,108,403)	31,592
Telecom Italia SpA	(5,194,072)	(5,648,142)	108,731
Tod’s SpA	(4,906)	(420,306)	(4,564)
UnipolSai SpA	(170,424)	(458,475)	(368)
World Duty Free SpA	(142,258)	(1,225,822)	(140,000)

			(415,036)

Luxembourg
Altice SA	(15,287)	(861,714)	(347,406)
ArcelorMittal	(1,078,306)	(12,338,954)	525,145
Tenaris SA	(262,386)	(4,565,794)	600,919

			778,658

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Netherlands
ASML Holding NV	(77,307)	$(7,858,926)	$(493,900)
Fugro NV	(79,690)	(2,092,237)	437,018
Gemalto NV	(26,476)	(2,036,121)	(124,650)
Heineken NV	(12,683)	(944,397)	43,806
Koninklijke Vopak NV	(85,501)	(4,297,504)	(138,456)
OCI NV	(25,190)	(853,352)	(22,501)
QIAGEN NV	(49,027)	(1,118,399)	(23,590)
Randstad Holding NV	(3,071)	(138,613)	(9,152)
SBM Offshore NV	(422,406)	(5,572,228)	604,362
TNT Express NV	(92,048)	(582,039)	(31,590)

			241,347

Spain
Abertis Infraestructuras SA	(17,985)	(355,831)	(808)
Acciona SA	(12,364)	(827,572)	(6,743)
Amadeus IT Holding SA	(3,904)	(146,589)	(8,897)
Banco Bilbao Vizcaya Argentaria SA	(189,502)	(1,847,353)	57,429
Banco de Sabadell SA	(1,493,956)	(3,835,312)	(117,638)
Banco Popular Espanol SA	(1,046,663)	(5,324,533)	107,095
Bankia SA	(1,292,913)	(2,062,553)	143,963
Grifols SA	(175,748)	(7,246,546)	233,578
Inditex SA	(155,494)	(4,226,740)	(208,788)
Indra Sistemas SA	(69,684)	(657,070)	(19,940)
Mapfre SA	(871,375)	(2,971,564)	26,330
Mediaset Espana Comunicacion SA	(300,993)	(3,490,588)	(293,515)
Obrascon Huarte Lain SA	(151,815)	(3,647,183)	259,562
Zardoya Otis SA	(57,123)	(623,059)	(10,413)

			161,215

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom
CNH Industrial NV	(421,539)	$(3,297,984)	$(114,408)
Fiat Chrysler Automobiles NV	(136,738)	(1,618,414)	29,556
International Consolidated Airlines Group SA	(111,792)	(727,490)	(105,278)

			(190,130)

Total of Short Equity Positions			770,924

Total of Long and Short Equity Positions			5,677,265

Net Cash and Other Receivables/ (Payables) (b)			168,716

Swaps, at Value			$5,845,981

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

Cash held as collateral at J.P. Morgan is included in the collateral for total return swap contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
J.P. Morgan	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the LIBOR, plus or minus a specified spread, which is denominated in CHF based on the local currencies of the positions within the swap.	12-14 months maturity ranging from 12/28/2015 - 01/19/2016	$1,253,929

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Switzerland
Actelion Ltd.	69,845	$7,659,811	$380,821
Adecco SA	18,076	1,190,622	51,909
Aryzta AG	35,751	2,895,611	(148,164)
Baloise Holding AG	12,660	1,603,413	14,682
Bucher Industries AG	2,663	649,597	14,507
Chocoladefabriken Lindt & Sprungli AG	118	575,802	7,645
Flughafen Zuerich AG	514	324,356	19,387
Galenica AG	897	734,167	(18,959)
GAM Holding AG	39,584	663,924	47,717
Geberit AG	1,373	449,281	15,209
Givaudan SA	1,999	3,305,298	280,623
Helvetia Holding AG	1,333	627,082	6,292
Lonza Group AG	51,083	5,493,698	257,822
Nestle SA	122,691	8,820,360	123,939
Novartis AG	62,212	5,713,552	56,205
OC Oerlikon Corp. AG	392,721	4,706,458	195,928
Partners Group Holding AG	1,010	270,248	23,599
Roche Holding AG	18,149	5,264,602	(347,272)
Schindler Holding AG	3,672	503,806	26,300
Sika AG	1,074	3,864,290	(696,053)
Straumann Holding AG	2,441	600,971	12,306
Sulzer AG	4,088	444,488	(7,189)
Swiss Life Holding AG	34,240	7,534,297	558,386
Swiss Re AG	55,452	4,519,246	126,063
Swisscom AG	3,586	2,073,763	(192,054)
Zurich Insurance Group AG	160	47,319	2,682

			812,331

Total of Long Equity Positions			812,331

Short Positions

Switzerland
Barry Callebaut AG	(246)	(257,243)	5,037
Cie Financiere Richemont SA	(45,468)	(3,888,391)	(142,740)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Switzerland (continued)
Clariant AG	(85,085)	$(1,479,201)	$53,444
Credit Suisse Group AG	(465,262)	(11,720,949)	32,986
DKSH Holding AG	(4,375)	(317,088)	(15,977)
Dufry AG	(116)	(16,985)	(352)
EMS-Chemie Holding AG	(588)	(226,390)	(11,646)
Holcim Ltd.	(46,699)	(3,201,637)	(136,602)
Julius Baer Group Ltd.	(203,633)	(8,825,142)	(472,336)
Kuehne + Nagel International AG	(24,259)	(3,111,145)	(184,086)
Panalpina Welttransport Holding AG	(154)	(19,899)	(744)
SGS SA	(458)	(953,527)	18,305
Sonova Holding AG	(17,034)	(2,511,382)	8,908
Swatch Group AG/The	(24,165)	(11,289,114)	553,656
Syngenta AG	(18,325)	(5,888,135)	(6,242)
Transocean Ltd.	(144,531)	(3,609,911)	957,783
UBS Group AG	(334,404)	(5,555,065)	(193,239)

			466,155

Total of Short Equity Positions			466,155

Total of Long and Short Equity Positions			1,278,486

Net Cash and Other Receivables/ (Payables) (b)			(24,557)

Swaps, at Value			$1,253,929

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
J.P. Morgan	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Copenhagen Interbank Rate plus or minus a specified spread, which is denominated in DKK based on the local currencies of the positions within the swap.	12-13 months maturity 12/28/2015	$(88,721)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Denmark
AP Moeller - Maersk A/S	2,634	$5,259,265	$(20,365)
Carlsberg A/S	10,647	870,801	(53,113)
Coloplast A/S	23,881	1,982,689	15,780
Danske Bank A/S	68,909	1,806,887	56,127
DSV A/S	80,288	2,387,557	57,133
GN Store Nord A/S	59,165	1,223,249	69,378
Jyske Bank A/S	16,731	821,751	23,941
Novo Nordisk A/S	79,155	3,357,448	(9,208)
Pandora A/S	21,393	1,717,244	16,812
TDC A/S	445,845	3,464,150	(63,732)
Tryg A/S	7,646	846,733	7,607

			100,360

Total of Long Equity Positions			100,360

Short Positions

Denmark
Chr Hansen Holding A/S	(14,378)	(602,713)	(34,281)
FLSmidth & Co. A/S	(89,764)	(3,651,175)	(284,191)
H Lundbeck A/S	(5,509)	(110,074)	724
Novozymes A/S	(76,665)	(3,441,786)	214,683
Vestas Wind Systems A/S	(106,084)	(3,921,755)	69,131

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Denmark (continued)
William Demant Holding A/S	(15,151)	$(1,051,892)	$(96,878)

			(130,812)

Total of Short Equity Positions			(130,812)

Total of Long and Short Equity Positions			(30,452)

Net Cash and Other Receivables/ (Payables) (b)			(58,269)

Swaps, at Value			$(88,721)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
J.P. Morgan	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Bank of Japan Estimate Unsecured Overnight Call Rate, plus or minus a specified spread, which is denominated in JPY based on the local currencies of the positions within the swap.	12-14 months maturity ranging from 12/25/2015 - 01/26/2016	$(965,622)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Japan
Air Water, Inc.	9,000	$143,779	$(1,224)
Aisin Seiki Co., Ltd.	25,700	871,032	52,328
Ajinomoto Co., Inc.	108,000	2,060,338	(49,713)
Alfresa Holdings Corp.	108,500	1,239,365	70,877
Amada Co., Ltd.	23,500	200,724	643
ANA Holdings, Inc.	344,000	788,305	62,280
Asahi Group Holdings Ltd.	20,600	627,237	10,053
Asahi Kasei Corp.	815,000	6,866,609	568,172
Astellas Pharma, Inc.	384,600	5,664,303	(309,862)
Azbil Corp.	8,800	202,468	269
Bandai Namco Holdings, Inc.	313,700	6,603,476	37,957
Bank of Kyoto Ltd./The	14,000	117,324	(289)
Bank of Yokohama Ltd./The	427,000	2,404,182	(85,022)
Benesse Holdings, Inc.	29,000	888,650	(28,134)
Bridgestone Corp.	49,200	1,609,456	96,813
Brother Industries Ltd.	100,000	1,787,723	25,013
Calbee, Inc.	58,800	2,101,844	(76,372)
Canon, Inc.	11,100	343,901	8,858
Central Japan Railway Co.	31,400	4,591,861	114,256
Chiba Bank Ltd./The	397,000	2,658,489	(56,986)
Chiyoda Corp.	117,000	1,061,077	(91,733)
Chubu Electric Power Co., Inc.	58,900	688,289	3,846
Chugai Pharmaceutical Co., Ltd.	112,400	3,076,855	(317,168)
Chugoku Bank Ltd./The	30,700	425,968	(7,498)
Citizen Holdings Co., Ltd.	211,800	1,583,917	45,757
Coca-Cola West Co., Ltd.	17,500	239,068	2,239
COMSYS Holdings Corp.	9,700	145,018	(12,324)
Dai Nippon Printing Co., Ltd.	518,000	4,554,978	110,414
Daicel Corp.	172,000	1,958,920	50,124
Daiwa House Industry Co., Ltd.	50,200	942,664	5,677
Daiwa Securities Group, Inc.	9,000	73,177	(2,706)
Denso Corp.	24,800	1,146,045	9,829
Dentsu, Inc.	100,700	3,767,626	465,945
DIC Corp.	46,000	101,459	8,817

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Don Quijote Holdings Co., Ltd.	27,200	$1,712,130	$157,777
East Japan Railway Co.	17,200	1,283,000	13,379
FamilyMart Co., Ltd.	20,400	757,647	10,695
Fuji Electric Co., Ltd.	803,000	3,455,792	(254,324)
Fuji Heavy Industries Ltd.	150,100	5,327,027	(15,591)
FUJIFILM Holdings Corp.	138,400	4,662,828	(439,751)
Fujitsu Ltd.	1,698,000	9,616,764	(563,595)
Fukuoka Financial Group, Inc.	972,000	5,223,550	(212,435)
Gree, Inc.	74,000	467,289	(21,822)
GungHo Online Entertainment, Inc.	56,100	211,496	(8,386)
Hakuhodo DY Holdings, Inc.	95,100	911,811	(1,711)
Hikari Tsushin, Inc.	13,800	906,823	(67,469)
Hino Motors Ltd.	126,300	1,653,912	8,615
Hirose Electric Co., Ltd.	8,400	1,047,657	(73,063)
Hisamitsu Pharmaceutical Co., Inc.	500	15,416	351
Hitachi Chemical Co., Ltd.	85,000	1,553,605	(51,926)
Hitachi High-Technologies Corp.	76,200	2,204,323	(15,350)
Hoya Corp.	201,400	7,174,410	(362,087)
Ibiden Co., Ltd.	26,000	383,382	538
Idemitsu Kosan Co., Ltd.	25,900	449,284	(21,589)
Inpex Corp.	29,100	343,914	(19,945)
Isetan Mitsukoshi Holdings Ltd.	8,200	100,045	1,423
Isuzu Motors Ltd.	46,400	517,565	47,601
ITOCHU Corp.	241,700	2,664,027	(83,856)
Itochu Techno-Solutions Corp.	400	15,915	(1,801)
J. Front Retailing Co., Ltd.	252,500	3,243,834	(319,382)
Japan Airlines Co., Ltd.	126,000	3,491,273	244,508
Japan Petroleum Exploration Co., Ltd.	22,600	702,629	7,400
Japan Tobacco, Inc.	99,300	3,234,810	(502,006)
JGC Corp.	343,000	7,499,075	(437,802)
JSR Corp.	17,400	292,739	5,920

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
JTEKT Corp.	369,000	$5,795,716	$414,479
Kajima Corp.	484,000	1,897,920	92,450
Kamigumi Co., Ltd.	29,000	266,256	(7,929)
Kaneka Corp.	63,000	325,342	12,226
Kansai Electric Power Co., Inc./The	92,800	944,300	(61,484)
Kao Corp.	75,800	2,853,201	135,830
Kawasaki Heavy Industries Ltd.	506,000	2,105,506	195,551
KDDI Corp.	74,600	4,789,830	(103,156)
Keio Corp.	36,000	263,020	(4,051)
Keisei Electric Railway Co., Ltd.	115,000	1,299,852	98,487
Kinden Corp.	67,000	643,644	33,102
Kirin Holdings Co., Ltd.	59,100	742,448	(8,125)
Kobayashi Pharmaceutical Co., Ltd.	2,100	121,074	1,119
Kobe Steel Ltd.	651,000	1,018,529	102,818
Konami Corp.	19,600	361,837	(2,503)
Konica Minolta, Inc.	683,300	7,660,013	(214,758)
Kurita Water Industries Ltd.	57,800	1,191,705	13,548
Kyowa Hakko Kirin Co., Ltd.	109,000	1,185,944	(159,592)
Lawson, Inc.	5,400	330,860	(4,548)
Mabuchi Motor Co., Ltd.	25,800	1,027,702	(3,683)
Marubeni Corp.	309,000	1,868,095	(19,231)
Maruichi Steel Tube Ltd.	10,100	215,728	(766)
Medipal Holdings Corp.	131,800	1,444,423	94,960
MEIJI Holdings Co., Ltd.	25,300	2,265,554	36,220
Miraca Holdings, Inc.	34,400	1,335,142	144,708
Mitsubishi Chemical Holdings Corp.	326,100	1,596,573	(14,827)
Mitsubishi Corp.	47,500	900,148	(30,892)
Mitsubishi Electric Corp.	755,000	8,843,506	124,429
Mitsubishi Heavy Industries Ltd.	355,000	2,004,437	(45,338)
Mitsubishi Materials Corp.	153,000	466,070	41,496
Mitsubishi Motors Corp.	223,200	2,216,801	(177,765)
Mitsubishi Tanabe Pharma Corp.	100,800	1,535,159	(57,571)
Mitsubishi UFJ Financial Group, Inc.	847,200	4,749,581	(94,870)
Mitsubishi UFJ Lease & Finance Co., Ltd.	192,800	899,290	7,415
Mitsui & Co., Ltd.	140,500	1,902,844	(21,109)
Mizuho Financial Group, Inc.	106,100	180,412	(2,556)
Murata Manufacturing Co., Ltd.	27,400	2,951,323	38,592
Nagoya Railroad Co., Ltd.	122,000	490,978	(36,744)
NET One Systems Co., Ltd.	31,800	181,980	5,399
Nexon Co., Ltd.	37,800	339,629	12,739
NH Foods Ltd.	72,000	1,531,238	44,000
NHK Spring Co., Ltd.	228,100	1,865,421	119,359
Nippon Express Co., Ltd.	324,000	1,495,355	146,606
Nippon Kayaku Co., Ltd.	12,000	151,284	(2,045)
Nippon Shokubai Co., Ltd.	27,000	326,184	27,516

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Nippon Steel & Sumitomo Metal Corp.	337,000	$869,222	$(33,249)
Nippon Yusen KK	516,000	1,352,106	105,341
Nishi-Nippon City Bank Ltd./The	298,000	848,577	8,872
Nisshin Seifun Group, Inc.	43,095	429,992	(12,790)
Nissin Foods Holdings Co., Ltd.	3,000	152,869	(9,880)
NOK Corp.	9,300	222,208	14,510
Nomura Holdings, Inc.	17,800	105,490	(4,760)
NSK Ltd.	223,000	2,688,658	(55,753)
NTT Data Corp.	12,700	474,984	(1,848)
NTT DOCOMO, Inc.	143,600	2,216,840	(125,585)
Oji Holdings Corp.	43,000	155,943	(2,093)
Omron Corp.	121,700	5,537,552	(93,242)
Oracle Corp. Japan	2,800	101,860	12,229
Osaka Gas Co., Ltd.	852,000	3,212,906	(30,727)
Otsuka Corp.	57,600	1,903,720	(77,507)
Otsuka Holdings Co., Ltd.	62,700	2,068,374	(188,657)
Panasonic Corp.	916,000	11,190,288	(401,239)
Park24 Co., Ltd.	20,200	292,238	5,134
Resona Holdings, Inc.	1,556,400	8,315,472	(453,314)
Rohm Co., Ltd.	147,300	9,298,350	(423,044)
Sankyo Co., Ltd.	51,200	1,653,450	102,906
Sanrio Co., Ltd.	6,300	160,010	(4,352)
Santen Pharmaceutical Co., Ltd.	23,200	1,307,527	(58,560)
Secom Co., Ltd.	97,900	5,536,481	88,325
Sega Sammy Holdings, Inc.	86,500	1,167,842	(61,146)
Seiko Epson Corp.	45,600	2,090,777	(182,680)
Sekisui Chemical Co., Ltd.	431,000	5,121,410	63,939
Seven & i Holdings Co., Ltd.	171,900	6,415,184	(231,710)
Seven Bank Ltd.	42,200	180,485	(3,351)
Shimamura Co., Ltd.	23,000	1,922,702	62,128
Shimizu Corp.	44,000	298,611	240
Shin-Etsu Chemical Co., Ltd.	52,900	3,454,017	(10,239)
Shionogi & Co., Ltd.	93,800	2,298,711	124,692
Shiseido Co., Ltd.	38,200	556,860	(21,128)
Shizuoka Bank Ltd./The	46,000	438,384	(17,746)
Showa Denko KK	62,000	81,409	(5,095)
Showa Shell Sekiyu KK	81,400	678,794	122,968
Sojitz Corp.	451,700	607,893	22,905
Sony Corp.	165,500	3,269,253	108,478
Stanley Electric Co., Ltd.	1,900	39,391	1,637
Sumitomo Corp.	127,100	1,329,498	(24,093)
Sumitomo Electric Industries Ltd.	166,800	2,095,061	(11,850)
Sumitomo Heavy Industries Ltd.	1,127,000	6,160,171	(98,055)
Sumitomo Osaka Cement Co., Ltd.	26,000	73,912	345
Sumitomo Rubber Industries Ltd.	22,300	317,279	14,216
Suzuken Co., Ltd.	20,300	516,510	44,245
Suzuki Motor Corp.	156,800	4,836,113	(137,232)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
T&D Holdings, Inc.	33,300	$393,576	$5,619
Taisei Corp.	886,000	4,547,440	477,963
Taisho Pharmaceutical Holdings Co., Ltd.	3,300	206,766	(5,135)
Takashimaya Co., Ltd.	452,000	3,813,973	(204,894)
TDK Corp.	19,900	1,163,608	8,412
Teijin Ltd.	145,000	382,044	3,352
THK Co., Ltd.	152,900	3,559,896	114,581
Tobu Railway Co., Ltd.	61,000	283,834	(22,989)
Toho Co., Ltd.	21,600	475,037	15,057
Toho Gas Co., Ltd.	7,000	35,125	(878)
Tohoku Electric Power Co., Inc.	124,600	1,498,551	(48,645)
Tokio Marine Holdings, Inc.	2,800	89,528	1,410
Tokyo Electric Power Co., Inc.	1,057,700	3,887,503	414,495
Tokyo Gas Co., Ltd.	704,000	3,763,202	35,346
Tokyo Steel Manufacturing Co., Ltd.	69,400	362,269	64,582
Tokyu Corp.	34,000	207,567	3,113
Toppan Printing Co., Ltd.	400,000	2,576,173	22,806
TOTO Ltd.	24,000	274,433	4,752
Toyo Seikan Group Holdings Ltd.	209,300	2,501,532	98,295
Toyo Suisan Kaisha Ltd.	23,000	778,288	(37,714)
Toyoda Gosei Co., Ltd.	4,800	89,584	6,964
Toyota Boshoku Corp.	16,300	190,598	25,798
Toyota Tsusho Corp.	2,900	67,285	81
Trend Micro, Inc.	4,800	145,732	(13,112)
USS Co., Ltd.	136,500	2,018,957	78,324
West Japan Railway Co.	66,200	3,162,539	(32,718)
Yamaha Corp.	137,300	1,954,286	69,502
Yamato Kogyo Co., Ltd.	2,600	73,723	(1,005)
Yamazaki Baking Co., Ltd.	25,000	317,564	(9,100)

			(2,198,595)

Total of Long Equity Positions			(2,198,595)

Short Positions

Japan
ABC-Mart, Inc.	(53,549)	(2,583,032)	(8,109)
Acom Co., Ltd.	(1,023,430)	(3,098,172)	(26,207)
Advantest Corp.	(443,796)	(5,170,712)	(329,853)
Aeon Co., Ltd.	(166,900)	(1,581,073)	(96,188)
AEON Financial Service Co., Ltd.	(316,700)	(6,577,991)	322,875
Aozora Bank Ltd.	(124,000)	(401,785)	17,961
Asahi Glass Co., Ltd.	(415,000)	(1,979,012)	(41,107)
Asics Corp.	(186,500)	(4,708,308)	218,447
Casio Computer Co., Ltd.	(7,800)	(123,381)	4,061
Chugoku Electric Power Co., Inc./The	(116,100)	(1,532,460)	14,513
Credit Saison Co., Ltd.	(159,713)	(3,051,700)	81,613
Daido Steel Co., Ltd.	(158,000)	(573,683)	(23,075)
Daihatsu Motor Co., Ltd.	(15,900)	(202,610)	(5,058)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Dai-ichi Life Insurance Co., Ltd./The	(51,100)	$(726,486)	$(49,204)
Daiichi Sankyo Co., Ltd.	(117,800)	(1,688,780)	41,611
Daikin Industries Ltd.	(141,500)	(8,521,409)	(552,148)
Dena Co., Ltd.	(115,100)	(1,466,696)	91,779
Disco Corp.	(35,100)	(2,651,713)	(155,675)
Eisai Co., Ltd.	(9,700)	(349,996)	(25,134)
Electric Power Development Co., Ltd.	(23,700)	(802,169)	1,323
FANUC Corp.	(18,400)	(3,100,373)	66,574
Fast Retailing Co., Ltd.	(33,200)	(11,915,063)	(166,256)
Furukawa Electric Co., Ltd.	(101,000)	(161,895)	(5,656)
GS Yuasa Corp.	(977,853)	(4,530,922)	373,341
Hamamatsu Photonics KK	(13,600)	(689,950)	42,549
Hitachi Capital Corp.	(45,700)	(997,940)	(7,891)
Hitachi Construction Machinery Co., Ltd.	(179,895)	(3,690,587)	(112,965)
Hitachi Ltd.	(884,000)	(6,556,513)	31,916
Hitachi Metals Ltd.	(193,000)	(3,172,714)	(106,526)
Hokkaido Electric Power Co., Inc.	(343,295)	(2,747,499)	(562)
Hokuriku Electric Power Co.	(8,024)	(104,583)	2,113
Honda Motor Co., Ltd.	(73,000)	(2,227,010)	85,391
IHI Corp.	(25,000)	(121,785)	(4,826)
Japan Display, Inc.	(895,600)	(2,980,183)	246,818
Japan Steel Works Ltd./The	(295,000)	(1,032,919)	(10,829)
JFE Holdings, Inc.	(39,200)	(800,819)	(73,376)
Joyo Bank Ltd./The	(11,000)	(53,336)	(1,135)
JX Holdings, Inc.	(26,400)	(98,311)	(4,428)
Kakaku.com, Inc.	(191,400)	(2,740,781)	2,477
Kansai Paint Co., Ltd.	(206,000)	(3,117,055)	(74,292)
Keikyu Corp.	(167,000)	(1,287,308)	51,710
Keyence Corp.	(1,100)	(510,696)	20,542
Kikkoman Corp.	(51,000)	(1,245,886)	(4,075)
Kintetsu Corp.	(415,000)	(1,407,275)	42,794
Koito Manufacturing Co., Ltd.	(26,700)	(774,702)	(42,098)
Komatsu Ltd.	(298,400)	(6,741,963)	144,956
Kubota Corp.	(640,000)	(9,692,996)	403,538
Kuraray Co., Ltd.	(117,300)	(1,367,217)	34,528
Kyocera Corp.	(46,700)	(2,197,584)	60,609
Kyushu Electric Power Co., Inc.	(477,600)	(4,992,311)	209,050
LIXIL Group Corp.	(349,300)	(7,164,627)	(186,654)
M3, Inc.	(240,200)	(3,975,518)	(43,510)
Makita Corp.	(85,500)	(4,442,195)	589,395
Marui Group Co., Ltd.	(58,600)	(519,553)	(9,002)
Mazda Motor Corp.	(280,200)	(6,931,100)	201,935
Mitsubishi Gas Chemical Co., Inc.	(318,000)	(1,851,403)	255,395
Mitsubishi Logistics Corp.	(100,000)	(1,548,673)	94,287
Mitsui Chemicals, Inc.	(1,494,025)	(4,108,998)	(122,646)
Mitsui OSK Lines Ltd.	(561,000)	(1,639,500)	(22,599)
MS&AD Insurance Group Holdings, Inc.	(29,000)	(628,851)	(58,397)
Nabtesco Corp.	(149,503)	(3,532,110)	(81,176)
Nachi-Fujikoshi Corp.	(9,000)	(52,130)	(3,153)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
NGK Insulators Ltd.	(194,000)	$(4,399,700)	$423,030
NGK Spark Plug Co., Ltd.	(13,800)	(398,728)	(20,591)
Nidec Corp.	(167,600)	(10,559,249)	(265,307)
Nikon Corp.	(241,995)	(3,429,632)	214,267
Nintendo Co., Ltd.	(4,400)	(460,609)	1,436
Nippon Electric Glass Co., Ltd.	(118,000)	(518,225)	(12,726)
Nippon Paint Holdings Co., Ltd.	(51,000)	(1,199,295)	(278,583)
Nissan Motor Co., Ltd.	(576,000)	(5,182,940)	159,201
Nitori Holdings Co., Ltd.	(49,700)	(2,894,603)	224,296
Nitto Denko Corp.	(58,900)	(3,075,978)	(215,090)
Nomura Research Institute Ltd.	(7,300)	(219,120)	(4,152)
NTN Corp.	(54,402)	(241,553)	1,303
Obayashi Corp.	(115,000)	(729,229)	(12,083)
Odakyu Electric Railway Co., Ltd.	(38,000)	(345,904)	9,296
Olympus Corp.	(52,700)	(1,851,846)	5,747
Ono Pharmaceutical Co., Ltd.	(52,545)	(4,618,644)	(33,454)
Oriental Land Co., Ltd.	(8,000)	(1,671,878)	(173,034)
Rakuten, Inc.	(823,668)	(11,029,871)	(423,748)
Ricoh Co., Ltd.	(196,500)	(2,051,118)	64,688
Rinnai Corp.	(13,700)	(1,031,340)	110,806
Sharp Corp.	(1,754,000)	(4,221,717)	341,349
Shikoku Electric Power Co., Inc.	(324,173)	(4,083,446)	151,329
Shimadzu Corp.	(17,000)	(166,611)	(6,313)
Shimano, Inc.	(12,000)	(1,550,526)	(3,705)
Shinsei Bank Ltd.	(1,178,000)	(2,185,062)	134,849
SMC Corp.	(14,200)	(3,779,759)	56,177
SoftBank Corp.	(112,400)	(7,169,443)	479,025
Sompo Japan Nipponkoa Holdings, Inc.	(4,700)	(113,254)	(4,940)
Sony Financial Holdings, Inc.	(40,800)	(588,076)	(12,709)
Sumco Corp.	(391,200)	(4,954,673)	(645,770)
Sumitomo Chemical Co., Ltd.	(7,000)	(24,789)	(2,768)
Sumitomo Dainippon Pharma Co., Ltd.	(63,200)	(663,207)	51,186
Sumitomo Mitsui Financial Group, Inc.	(32,900)	(1,232,901)	43,476
Sumitomo Mitsui Trust Holdings, Inc.	(843,000)	(3,317,228)	88,294
Suruga Bank Ltd.	(44,200)	(834,186)	21,923
Sysmex Corp.	(72,500)	(2,978,097)	(239,634)
Taiheiyo Cement Corp.	(56,923)	(173,415)	(5,174)
Taiyo Nippon Sanso Corp.	(204,516)	(2,216,488)	(34,947)
Takara Bio, Inc.	(29,100)	(376,281)	34,827
Takeda Pharmaceutical Co., Ltd.	(17,500)	(726,687)	2,226
Terumo Corp.	(229,900)	(5,216,203)	(1,668)
Tokai Carbon Co., Ltd.	(85,000)	(232,082)	(16,182)
TonenGeneral Sekiyu KK	(18,000)	(151,068)	(2,574)
Toshiba Corp.	(1,751,398)	(7,379,352)	(6,821)
Toyota Industries Corp.	(33,500)	(1,625,244)	(91,690)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Toyota Motor Corp.	(17,300)	$(1,028,640)	$(49,451)
Tsumura & Co.	(133,800)	(3,014,068)	55,331
Ube Industries Ltd.	(123,000)	(178,327)	(4,553)
Unicharm Corp.	(75,800)	(1,734,633)	(82,201)
Yahoo Japan Corp.	(2,569,500)	(9,417,413)	208,518
Yakult Honsha Co., Ltd.	(22,968)	(1,265,125)	52,761
Yamada Denki Co., Ltd.	(2,446,070)	(8,155,741)	(51,121)
Yamaha Motor Co., Ltd.	(94,519)	(1,981,491)	90,512
Yamato Holdings Co., Ltd.	(45,500)	(1,002,714)	101,736
Yaskawa Electric Corp.	(679,700)	(8,248,916)	(432,980)
Yokogawa Electric Corp.	(72,900)	(903,080)	103,144

			1,397,055

Total of Short Equity Positions			1,397,055

Total of Long and Short Equity Positions			(801,540)

Net Cash and Other Receivables/ (Payables) (b)			(164,082)

Swaps, at Value			$(965,622)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
J.P. Morgan	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Norway Interbank Offered Rate, plus or minus a specified spread, which is denominated in NOK based on the local currencies of the positions within the swap.	12-14 months maturity ranging from 12/28/2015 - 01/19/2016	$916,236

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Norway
Aker Solutions ASA	26,014	$130,887	$13,810
DNB ASA	342,778	5,555,545	(499,356)
Fred Olsen Energy ASA	7,654	58,030	12,008
Gjensidige Forsikring ASA	38,950	653,483	(17,920)
Norsk Hydro ASA	255,480	1,386,789	52,339
Orkla ASA	159,680	1,137,174	(50,157)
Statoil ASA	155,652	3,157,647	(417,108)
Telenor ASA	197,181	4,109,388	(120,690)
Yara International ASA	81,699	3,479,386	158,866

			(868,208)

Total of Long Equity Positions			(868,208)

Short Positions

Norway
Marine Harvest ASA	(132,068)	(1,783,925)	(29,424)
Petroleum Geo-Services ASA	(37,037)	(206,676)	(1,822)
Schibsted ASA	(41,724)	(2,568,011)	(78,098)
Seadrill Ltd.	(392,106)	(6,638,683)	2,101,951
Storebrand ASA	(22,769)	(104,930)	15,987
TGS Nopec Geophysical Co. ASA	(140,568)	(3,406,662)	370,852

			2,379,446

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom
Subsea 7 SA	(93,580)	$(974,480)	$16,885

Total of Short Equity Positions			2,396,331

Total of Long and Short Equity Positions			1,528,123

Net Cash and Other Receivables/ (Payables) (b)			(611,887)

Swaps, at Value			$916,236

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
J.P. Morgan	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Stockholm Interbank Offered Rate, plus or minus a specified spread, which is denominated in SEK based on the local currencies of the positions within the swap.	12-13 months maturity ranging from 12/21/2015 - 12/28/2015	$1,409,793

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Sweden
Boliden AB	221,149	$3,456,783	$78,241
Electrolux AB	210,696	5,670,137	486,238
Hennes & Mauritz AB	38,731	1,536,646	72,434
Holmen AB	2,473	77,527	6,505
Meda AB	237,922	3,155,435	256,463
Nordea Bank AB	279,146	3,284,476	(53,142)
Securitas AB	205,473	2,363,579	122,172
Skandinaviska Enskilda Banken AB	326,419	3,916,741	228,311
Skanska AB	149,225	2,997,714	206,207
Svenska Cellulosa AB SCA	103,530	2,250,702	(18,730)
Swedbank AB	97,007	2,362,513	44,321
Swedish Match AB	49,614	1,524,696	29,935
Tele2 AB	71,449	857,532	8,265
Telefonaktiebolaget LM Ericsson	869,190	10,218,108	306,136
TeliaSonera AB	191,532	1,257,174	(25,744)
Trelleborg AB	73,135	1,142,147	89,062

			1,836,674

Total of Long Equity Positions			1,836,674

Short Positions

Sweden
Alfa Laval AB	(75,311)	(1,436,906)	12,789
Assa Abloy AB	(20,967)	(1,049,927)	(57,477)
Atlas Copco AB	(200,568)	(5,475,459)	(105,478)
Elekta AB	(545,108)	(5,390,559)	(176,391)
Getinge AB	(51,081)	(1,122,632)	(40,603)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Sweden (continued)
Hexagon AB	(95,024)	$(2,983,014)	$51,567
Husqvarna AB	(8,271)	(56,674)	(4,122)
Modern Times Group MTG AB	(45,538)	(1,345,944)	(98,184)
Sandvik AB	(707,451)	(7,074,702)	196,098
SKF AB	(46,591)	(903,340)	(78,123)
SSAB AB	(333,025)	(2,172,300)	246,518
Svenska Handelsbanken AB	(30,519)	(1,368,979)	(58,940)
Volvo AB	(753,200)	(7,934,800)	(187,328)

			(299,674)

Total of Short Equity Positions			(299,674)

Total of Long and Short Equity Positions			1,537,000

Net Cash and Other Receivables/ (Payables) (b)			(127,207)

Swaps, at Value			$1,409,793

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

MONEY MARKET FUNDS - 106.9%	SHARES	VALUE (Note 5)
BlackRock Liquidity Funds TempFund Portfolio - Series I, Institutional Shares, 0.070% ^(a)	2,244,715	$2,244,715
Dreyfus Treasury Cash Management, Class I, 0.010% ^(a)	8,978,861	8,978,861
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% ^(a)	40,112,698	40,112,698
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% ^(a)(b)	8,731,525	8,731,525
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% ^(a)	11,223,577	11,223,577

TOTAL MONEY MARKET FUNDS (cost $71,291,376)		71,291,376

SHORT-TERM INVESTMENTS - 0.5%	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
U.S. Treasury Bill, 0.071%, 6/4/2015 ^(c) (cost $351,893)	$352	$351,895

TOTAL INVESTMENTS IN SECURITIES, AT VALUE - 107.4% (cost $71,643,269)		71,643,271

LIABILITIES IN EXCESS OF OTHER ASSETS - (7.4%) (d)		(4,954,511)

NET ASSETS - 100.0%		$66,688,760

(a)	Represents annualized seven-day yield as of December 31, 2014.
(b)	A portion of the security is pledged as collateral to the brokers for swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.
(d)	Includes appreciation/(depreciation) on futures and swap contracts.

^ All or a portion represents positions held in the respective Subsidiary (See Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

Total return swap contracts outstanding as of December 31, 2014:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
CitiBank	Brent Crude February Futures^	3/2015	USD	1,933,106	$(303,147)
CitiBank	Brent Crude February Futures^	3/2015	USD	(593,232)	69,324
CitiBank	Brent Crude January Futures^	2/2015	USD	3,145,473	(966,837)
CitiBank	Brent Crude January Futures^	2/2015	USD	(2,779,734)	601,134
CitiBank	Cocoa March Futures^	2/2015	USD	908,651	(6,550)
CitiBank	Cocoa March Futures^	2/2015	USD	(768,090)	(17,606)
CitiBank	Coffee ‘C’ March Futures^	2/2015	USD	3,950,732	(514,473)
CitiBank	Coffee ‘C’ March Futures^	2/2015	USD	(2,023,614)	211,784
CitiBank	Corn March Futures^	2/2015	USD	8,379,408	592,600
CitiBank	Corn March Futures^	2/2015	USD	(5,482,126)	(214,754)
CitiBank	Cotton No. 2 March Futures^	2/2015	USD	1,926,300	(57,917)
CitiBank	Cotton No. 2 March Futures^	2/2015	USD	(873,450)	(465)
CitiBank	Gas Oil February Futures^	2/2015	USD	1,406,270	(230,259)
CitiBank	Gas Oil February Futures^	2/2015	USD	(1,478,175)	302,145
CitiBank	Gas Oil January Futures^	1/2015	USD	1,017,700	(281,020)
CitiBank	Gas Oil January Futures^	1/2015	USD	(1,024,100)	287,420
CitiBank	Gas Oil March Futures^	3/2015	USD	514,074	(29,311)
CitiBank	Gas Oil March Futures^	3/2015	USD	(56,600)	2,738
Deutsche Bank	Gasoline RBOB February Futures^	2/2015	USD	1,430,591	(167,147)
Deutsche Bank	Gasoline RBOB February Futures^	2/2015	USD	(143,682)	17,338
Deutsche Bank	Gasoline RBOB January Futures^	1/2015	USD	2,189,722	(644,018)
Deutsche Bank	Gasoline RBOB January Futures^	1/2015	USD	(1,870,646)	324,941
Barclays Capital	Gold 100 OZ February Futures^	1/2015	USD	2,750,570	(27,134)
Barclays Capital	Gold 100 OZ February Futures^	1/2015	USD	(2,758,460)	35,022
CitiBank	Gold 100 OZ February Futures^	1/2015	USD	6,946,698	37,004
CitiBank	Gold 100 OZ February Futures^	1/2015	USD	(1,339,514)	(78,918)
Deutsche Bank	Heating Oil ULSD February Futures^	2/2015	USD	414,431	(32,819)
Deutsche Bank	Heating Oil ULSD February Futures^	2/2015	USD	(340,326)	35,036
Deutsche Bank	Heating Oil ULSD January Futures^	1/2015	USD	1,593,119	(283,928)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank	Heating Oil ULSD January Futures^	1/2015	USD	(1,676,881)	$ 367,691
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	6,862,352	(189,512)
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	(3,679,490)	81,390
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	1,925,358	(171,438)
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	(1,804,704)	180,704
CitiBank	LME Aluminum June Futures^	6/2015	USD	5,895,325	(391,363)
CitiBank	LME Aluminum June Futures^	6/2015	USD	(2,046,500)	134,106
CitiBank	LME Aluminum March Futures^	3/2015	USD	9,525,800	(1,113,988)
CitiBank	LME Aluminum March Futures^	3/2015	USD	(9,110,875)	699,063
CitiBank	LME Copper June Futures^	6/2015	USD	(3,977,400)	53,338
CitiBank	LME Copper June Futures^	6/2015	USD	8,260,500	(98,450)
CitiBank	LME Copper March Futures^	3/2015	USD	(17,400,200)	526,300
CitiBank	LME Copper March Futures^	3/2015	USD	18,440,225	(1,566,325)
CitiBank	LME Lead June Futures^	6/2015	USD	(405,400)	31,700
CitiBank	LME Lead June Futures^	6/2015	USD	754,825	(54,138)
CitiBank	LME Lead March Futures^	3/2015	USD	1,739,075	(252,675)
CitiBank	LME Lead March Futures^	3/2015	USD	(1,647,625)	161,225
CitiBank	LME Nickel June Futures^	6/2015	USD	1,555,320	(96,216)
CitiBank	LME Nickel June Futures^	6/2015	USD	(297,750)	24,168
CitiBank	LME Nickel March Futures^	3/2015	USD	(3,164,100)	257,412
CitiBank	LME Nickel March Futures^	3/2015	USD	3,459,066	(552,378)
CitiBank	LME Zinc June Futures^	6/2015	USD	3,196,750	(25,238)
CitiBank	LME Zinc June Futures^	6/2015	USD	(1,551,400)	20,325
CitiBank	LME Zinc March Futures^	3/2015	USD	(4,618,350)	102,113
CitiBank	LME Zinc March Futures^	3/2015	USD	4,929,419	(413,181)
CitiBank	Natural Gas Swap December Futures^	1/2015	USD	1,867,990	(401,040)
CitiBank	Natural Gas Swap December Futures^	1/2015	USD	(2,007,440)	540,486
CitiBank	Natural Gas Swap February Futures^	3/2015	USD	36,480	(7,517)
CitiBank	Natural Gas Swap February Futures^	3/2015	USD	(291,200)	59,498
CitiBank	Natural Gas Swap January Futures^	2/2015	USD	2,063,860	(677,030)
CitiBank	Natural Gas Swap January Futures^	2/2015	USD	(1,924,746)	537,939
Barclays Capital	Silver March Futures^	2/2015	USD	2,068,625	(118,698)
Barclays Capital	Silver March Futures^	2/2015	USD	(2,031,875)	81,964
CitiBank	Silver March Futures^	2/2015	USD	7,755,513	(267,993)
CitiBank	Silver March Futures^	2/2015	USD	(3,317,200)	197,400
CitiBank	Soybean March Futures^	2/2015	USD	6,080,394	367,537
CitiBank	Soybean March Futures^	2/2015	USD	(6,505,709)	57,640
CitiBank	Soybean May Futures^	4/2015	USD	4,810,197	(121,317)
CitiBank	Soybean May Futures^	4/2015	USD	(736,320)	14,957
CitiBank	Soybean Meal March Futures^	2/2015	USD	1,916,780	(39,727)
CitiBank	Soybean Meal March Futures^	2/2015	USD	(356,680)	9,077
CitiBank	Soybean Oil March Futures^	2/2015	USD	2,167,118	11,970
CitiBank	Soybean Oil March Futures^	2/2015	USD	(289,755)	495
CitiBank	Sugar #11 (World Markets) February Futures^	2/2015	USD	8,888,764	(1,228,806)
CitiBank	Sugar #11 (World Markets) February Futures^	2/2015	USD	(6,323,654)	534,080
CitiBank	Wheat March Futures^	2/2015	USD	3,184,304	29,824
CitiBank	Wheat March Futures^	2/2015	USD	(3,856,260)	(389,814)
CitiBank	WTI Crude February Futures^	3/2015	USD	2,642,320	(333,115)
CitiBank	WTI Crude February Futures^	3/2015	USD	(247,360)	32,550
Barclays Capital	WTI Crude January Futures^	2/2015	USD	1,004,770	(312,203)
Barclays Capital	WTI Crude January Futures^	2/2015	USD	(883,590)	191,045
CitiBank	WTI Crude January Futures^	2/2015	USD	3,309,910	(1,019,180)
CitiBank	WTI Crude January Futures^	2/2015	USD	(2,804,290)	513,619

					$(5,361,543)

Money Market Fund is pledged as collateral to Barclays Capital, CitiBank, Deutsche Bank for total return swap contracts in the amount of $181,417, $7,400,085 and $850,022, respectively at December 31, 2014.

^	Represents positions held in the respective Subsidiary (See Note 2).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

Open futures contracts outstanding at December 31, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
9	Goldman Sachs	Gasoline RBOB Futures^	2/2015	$640,012	$568,550	$(71,462)
47	Goldman Sachs	Live Cattle Futures^	2/2015	1,633,689	1,526,560	(107,129)
3	J.P. Morgan	LME Aluminum Futures^	1/2015	143,124	137,359	(5,765)
4	J.P. Morgan	LME Aluminum Futures^	1/2015	200,709	183,375	(17,334)
15	J.P. Morgan	LME Aluminum Futures^	1/2015	736,946	688,107	(48,839)
4	J.P. Morgan	LME Aluminum Futures^	1/2015	203,921	183,586	(20,335)
31	J.P. Morgan	LME Aluminum Futures^	2/2015	1,591,917	1,424,063	(167,854)
20	J.P. Morgan	LME Aluminum Futures^	2/2015	1,007,607	919,875	(87,732)
3	J.P. Morgan	LME Aluminum Futures^	2/2015	152,259	138,163	(14,096)
18	J.P. Morgan	LME Aluminum Futures^	3/2015	904,426	829,444	(74,982)
12	J.P. Morgan	LME Aluminum Futures^	3/2015	590,134	553,068	(37,066)
2	J.P. Morgan	LME Aluminum Futures^	3/2015	97,868	92,281	(5,587)
5	J.P. Morgan	LME Aluminum Futures^	3/2015	245,014	230,747	(14,267)
119	J.P. Morgan	LME Aluminum Futures^	3/2015	6,000,811	5,500,031	(500,780)
80	J.P. Morgan	LME Aluminum Futures^	6/2015	3,951,603	3,731,500	(220,103)
16	J.P. Morgan	LME Copper Futures^	3/2015	2,745,158	2,523,200	(221,958)
5	J.P. Morgan	LME Lead Futures^	3/2015	253,048	232,107	(20,941)
4	J.P. Morgan	LME Lead Futures^	3/2015	202,652	185,693	(16,959)
1	J.P. Morgan	LME Lead Futures^	3/2015	50,878	46,425	(4,453)
5	J.P. Morgan	LME Lead Futures^	3/2015	252,764	232,170	(20,594)
3	J.P. Morgan	LME Lead Futures^	3/2015	151,209	139,308	(11,901)
9	J.P. Morgan	LME Lead Futures^	6/2015	456,362	420,413	(35,949)
1	J.P. Morgan	LME Nickel Futures^	3/2015	98,533	90,753	(7,780)
1	J.P. Morgan	LME Nickel Futures^	3/2015	99,003	90,790	(8,213)
2	J.P. Morgan	LME Nickel Futures^	3/2015	235,342	181,668	(53,674)
1	J.P. Morgan	LME Nickel Futures^	6/2015	99,327	91,194	(8,133)
6	J.P. Morgan	LME Zinc Futures^	1/2015	342,543	324,996	(17,547)
2	J.P. Morgan	LME Zinc Futures^	2/2015	111,506	108,659	(2,847)
4	J.P. Morgan	LME Zinc Futures^	3/2015	222,811	217,381	(5,430)
10	J.P. Morgan	LME Zinc Futures^	3/2015	581,047	544,125	(36,922)
15	Goldman Sachs	Soybean Futures^	5/2015	785,911	772,875	(13,036)
4	Goldman Sachs	Soybean Oil Futures^	3/2015	77,401	77,136	(265)
39	Goldman Sachs	WTI Crude Oil Futures^	2/2015	2,353,836	2,094,300	(259,536)

				27,219,371	25,079,902	(2,139,469)

Short Contracts:
3	J.P. Morgan	LME Aluminum Futures^	1/2015	$(144,369)	$(137,360)	$7,009
4	J.P. Morgan	LME Aluminum Futures^	1/2015	(200,991)	(183,375)	17,616
15	J.P. Morgan	LME Aluminum Futures^	1/2015	(734,970)	(688,106)	46,864
4	J.P. Morgan	LME Aluminum Futures^	1/2015	(204,416)	(183,585)	20,831
31	J.P. Morgan	LME Aluminum Futures^	2/2015	(1,594,950)	(1,424,062)	170,888
20	J.P. Morgan	LME Aluminum Futures^	2/2015	(1,004,955)	(919,875)	85,080
3	J.P. Morgan	LME Aluminum Futures^	2/2015	(152,737)	(138,163)	14,574
18	J.P. Morgan	LME Aluminum Futures^	3/2015	(900,354)	(829,445)	70,909
12	J.P. Morgan	LME Aluminum Futures^	3/2015	(589,086)	(553,068)	36,018
2	J.P. Morgan	LME Aluminum Futures^	3/2015	(98,077)	(92,282)	5,795
5	J.P. Morgan	LME Aluminum Futures^	3/2015	(245,595)	(230,748)	14,847
119	J.P. Morgan	LME Aluminum Futures^	3/2015	(5,930,476)	(5,500,031)	430,445
32	J.P. Morgan	LME Aluminum Futures^	6/2015	(1,595,090)	(1,492,600)	102,490
16	J.P. Morgan	LME Copper Futures^	3/2015	(2,705,267)	(2,523,200)	182,067
5	J.P. Morgan	LME Lead Futures^	3/2015	(252,986)	(232,107)	20,879
4	J.P. Morgan	LME Lead Futures^	3/2015	(201,589)	(185,693)	15,896
1	J.P. Morgan	LME Lead Futures^	3/2015	(50,979)	(46,425)	4,554
5	J.P. Morgan	LME Lead Futures^	3/2015	(252,332)	(232,170)	20,162
3	J.P. Morgan	LME Lead Futures^	3/2015	(151,156)	(139,307)	11,849
9	J.P. Morgan	LME Lead Futures^	6/2015	(457,462)	(420,413)	37,049
1	J.P. Morgan	LME Nickel Futures^	3/2015	(98,937)	(90,753)	8,184

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
1	J.P. Morgan	LME Nickel Futures^	3/2015	$ (99,118)	$ (90,791)	$ 8,327
2	J.P. Morgan	LME Nickel Futures^	3/2015	(217,052)	(181,668)	35,384
1	J.P. Morgan	LME Nickel Futures^	6/2015	(99,351)	(91,194)	8,157
6	J.P. Morgan	LME Zinc Futures^	1/2015	(342,736)	(324,996)	17,740
2	J.P. Morgan	LME Zinc Futures^	2/2015	(112,102)	(108,659)	3,443
4	J.P. Morgan	LME Zinc Futures^	3/2015	(219,910)	(217,381)	2,529
10	J.P. Morgan	LME Zinc Futures^	3/2015	(561,837)	(544,125)	17,712

				(19,218,880)	(17,801,582)	1,417,298

				$8,000,491	$7,278,320	$(722,171)

Cash held as collateral at Goldman Sachs and J.P. Morgan for futures contracts was $708,024 and $458,361, respectively at December 31, 2014.

^	Represents positions held in the respective Subsidiary (See Note 2).

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY FUND

GOVERNMENT RELATED OBLIGATIONS - 14.7%	INTEREST RATE	MATURITY DATE	CURRENCY	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
Sovereign Debt - 14.7%
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	0.100%	04/15/23	EUR	15,748	$19,904,568
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	0.750%	04/15/18	EUR	12,017	14,934,075
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	1.750%	04/15/20	EUR	7,125	9,614,270
France Government Bond OAT (France)	0.250%	07/25/18	EUR	5,619	6,922,428
France Government Bond OAT (France)	0.250%	07/25/24	EUR	405	511,243
France Government Bond OAT (France)	1.100%	07/25/22	EUR	868	1,159,449
France Government Bond OAT (France)	1.300%	07/25/19	EUR	12,574	16,394,056
France Government Bond OAT (France)	2.100%	07/25/23	EUR	329	481,735
United Kingdom Index Linked Treasury Gilt (United Kingdom)	0.125%	03/22/24	GBP	2,657	4,554,017
United Kingdom Treasury Gilt (United Kingdom)	1.875%	11/22/22	GBP	8,771	16,997,333

TOTAL GOVERNMENT RELATED OBLIGATIONS (cost $95,976,097)					91,473,174

U.S. TREASURY OBLIGATIONS - 18.8%
U.S. Treasury Inflation Protected Securities - 18.8%
U.S. Treasury Inflation Protected Securities	0.125%	04/15/18	USD	37,500	38,373,308
U.S. Treasury Inflation Protected Securities	0.125%	04/15/19	USD	36,800	36,878,296
U.S. Treasury Inflation Protected Securities	0.125%	01/15/23	USD	9,300	9,250,213
U.S. Treasury Inflation Protected Securities	0.125%	07/15/24	USD	6,000	5,777,993
U.S. Treasury Inflation Protected Securities	0.375%	07/15/23	USD	9,600	9,683,544
U.S. Treasury Inflation Protected Securities	0.625%	01/15/24	USD	8,400	8,584,401
U.S. Treasury Inflation Protected Securities	2.125%	01/15/19	USD	6,800	8,080,456

TOTAL U.S. TREASURY OBLIGATIONS (cost $118,706,191)					116,628,211

MONEY MARKET FUNDS - 46.5%				SHARES
BlackRock Liquidity Funds TempFund Portfolio - Series I, Institutional Shares, 0.070% (a)^				15,123,489	15,123,489
Dreyfus Treasury Cash Management, Class I, 0.010% (a)^				60,493,955	60,493,955
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (a)^				95,657,547	95,657,547
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)(b)^				41,412,776	41,412,776
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (a)^				75,618,289	75,618,289

TOTAL MONEY MARKET FUNDS (cost $288,306,056)					288,306,056

SHORT-TERM INVESTMENTS - 18.6%				PRINCIPAL AMOUNT (000’s)
U.S. Treasury Bill, 0.037%, 04/09/2015 (c)				$28,080	28,080,922
U.S. Treasury Bill, 0.045%, 02/05/2015 (c)^				66,833	66,834,396
U.S. Treasury Bill, 0.055%, 01/29/2015 (c)^				13,019	13,018,952
U.S. Treasury Bill, 0.067%, 05/28/2015 (c)^				4,190	4,189,894
U.S. Treasury Bill, 0.071%, 06/04/2015 (c)^				3,306	3,306,018

TOTAL SHORT-TERM INVESTMENTS (cost $115,427,721)					115,430,182

TOTAL INVESTMENTS IN SECURITIES, AT VALUE - 98.6% (cost $618,416,065)					611,837,623

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4% (d)					8,417,183

NET ASSETS - 100.0%					$620,254,806

(a)	Represents annualized seven-day yield as of December 31, 2014.
(b)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY FUND
(d)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (See Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

USD - United States Dollar

Credit default swap contracts sell protection as of December 31, 2014:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared

CitiBank	iTraxx Europe Crossover Series 22.V1	5.000%	EUR	3.459%	$63,475,000	$4,633,899	12/20/2019	$618,744
CitiBank	iTraxx Europe Series 22.V1	1.000%	EUR	0.629%	140,000,000	2,747,341	12/20/2019	360,843
CitiBank	Markit CDX Emerging Market Index Series 22	1.000%	USD	3.394%	19,500,000	(1,432,838)	12/20/2019	(597,222)
CitiBank	Markit CDX North America High Yield Index Series 23	5.000%	USD	3.557%	86,050,000	4,744,569	12/20/2019	719,053
CitiBank	Markit CDX North America Investment Grade Index Series 23	1.000%	USD	0.661%	172,625,000	2,561,885	12/20/2019	259,940

						$13,254,856		$1,361,358

Cash held as collateral at CitiBank for credit default swap contracts and over the counter interest rate swap contracts was $1,920,828 at December 31, 2014.

Interest rate swap contracts outstanding as of December 31, 2014:

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared

CitiBank†	1.000%	(1)	CZK	$10,000,000	$(7,087)	03/18/2020	$(2,762)
CitiBank†	1.000%	(1)	CZK	30,000,000	(19,555)	03/18/2020	(9,991)
CitiBank†	1.000%	(1)	CZK	10,000,000	(9,154)	03/18/2020	(695)
CitiBank†	1.000%	(1)	CZK	10,000,000	(10,083)	03/18/2020	234
CitiBank†	1.000%	(1)	CZK	10,000,000	(9,478)	03/18/2020	(370)
CitiBank†	6 Month Prague Interbank Offered Rate	1.000%	CZK	10,000,000	9,370	03/18/2020	479
CitiBank†	6 Month Prague Interbank Offered Rate	1.000%	CZK	20,000,000	18,431	03/18/2020	1,267
CitiBank†	6 Month Prague Interbank Offered Rate	1.000%	CZK	330,000,000	199,886	03/18/2020	125,126
CitiBank†	6 Month Prague Interbank Offered Rate	1.000%	CZK	10,000,000	8,051	03/18/2020	1,798
CitiBank†	2.000%	(2)	HKD	6,000,000	(6,552)	03/18/2020	2,834
CitiBank†	2.000%	(2)	HKD	4,000,000	(6,947)	03/18/2020	4,467
CitiBank†	2.000%	(2)	HKD	5,000,000	(7,829)	03/18/2020	4,730

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared (continued)
CitiBank†	2.000%	(2)	HKD	$6,000,000	$(10,665)	03/18/2020	$6,946
CitiBank†	2.000%	(2)	HKD	1,000,000	1,011	03/18/2020	(1,631)
CitiBank†	2.000%	(2)	HKD	5,000,000	(8,968)	03/18/2020	5,869
CitiBank†	2.000%	(2)	HKD	22,000,000	12,923	03/18/2020	(26,558)
CitiBank†	3 Month Hong Kong Interbank Offered Rate	2.000%	HKD	9,000,000	13,419	03/18/2020	(7,841)
CitiBank†	3 Month Hong Kong Interbank Offered Rate	2.000%	HKD	6,000,000	6,549	03/18/2020	(2,831)
CitiBank†	3 Month Hong Kong Interbank Offered Rate	2.000%	HKD	3,000,000	3,064	03/18/2020	(1,205)
CitiBank†	3 Month Hong Kong Interbank Offered Rate	2.000%	HKD	128,000,000	(40,547)	03/18/2020	119,879
CitiBank†	3 Month Hong Kong Interbank Offered Rate	2.000%	HKD	128,000,000	(40,188)	03/18/2020	119,520
CitiBank†	2.500%	(3)	HUF	100,000,000	(1,683)	03/18/2020	2,813
CitiBank†	2.500%	(3)	HUF	100,000,000	(226)	03/18/2020	1,357
CitiBank†	2.500%	(3)	HUF	100,000,000	2,449	03/18/2020	(1,319)
CitiBank†	3.000%	(3)	HUF	100,000,000	(2,268)	03/18/2020	(5,603)
CitiBank†	3.000%	(3)	HUF	300,000,000	3,348	03/18/2020	(26,963)
CitiBank†	6 Month Budapest Interbank Offered Rate	3.000%	HUF	100,000,000	7,913	03/18/2020	(41)
CitiBank†	6 Month Budapest Interbank Offered Rate	3.000%	HUF	100,000,000	4,666	03/18/2020	3,206
CitiBank†	6 Month Budapest Interbank Offered Rate	3.500%	HUF	4,100,000,000	234,867	03/18/2020	456,967
CitiBank†	2.000%	(5)	PLN	2,000,000	3,083	03/18/2020	(4,208)
CitiBank†	2.000%	(5)	PLN	1,000,000	1,520	03/18/2020	(2,082)
CitiBank†	2.000%	(5)	PLN	2,000,000	2,953	03/18/2020	(4,078)
CitiBank†	2.000%	(5)	PLN	2,000,000	2,238	03/18/2020	(3,363)
CitiBank†	2.000%	(5)	PLN	3,000,000	5,773	03/18/2020	(7,460)
CitiBank†	2.500%	(5)	PLN	8,000,000	(18,582)	03/18/2020	(39,650)
CitiBank†	6 Month Warsaw Interbank Offered Rate	2.000%	PLN	3,000,000	2,098	03/18/2020	(411)
CitiBank†	6 Month Warsaw Interbank Offered Rate	2.000%	PLN	3,000,000	(653)	03/18/2020	2,340
CitiBank†	6 Month Warsaw Interbank Offered Rate	2.000%	PLN	2,000,000	629	03/18/2020	495
CitiBank†	6 Month Warsaw Interbank Offered Rate	2.500%	PLN	2,000,000	2,418	03/18/2020	12,141
CitiBank†	6 Month Warsaw Interbank Offered Rate	2.500%	PLN	106,000,000	(34,822)	03/18/2020	806,401
CitiBank†	6 Month Warsaw Interbank Offered Rate	2.500%	PLN	2,000,000	13,366	03/18/2020	1,192
CitiBank†	2.000%	(6)	SGD	2,000,000	(13,499)	03/18/2020	13,243
CitiBank†	2.000%	(6)	SGD	2,000,000	(12,097)	03/18/2020	11,841
CitiBank†	2.000%	(6)	SGD	1,000,000	(3,573)	03/18/2020	3,445
CitiBank†	2.000%	(6)	SGD	5,000,000	(25,293)	03/18/2020	24,652
CitiBank†	2.000%	(6)	SGD	1,000,000	(7,568)	03/18/2020	7,440
CitiBank†	2.000%	(6)	SGD	2,000,000	(16,028)	03/18/2020	15,772
CitiBank†	6 Month Singapore Interbank Offered Rate	2.000%	SGD	20,500,000	3,883	03/18/2020	(1,259)
CitiBank†	6 Month Singapore Interbank Offered Rate	2.000%	SGD	20,500,000	3,768	03/18/2020	(1,144)
CitiBank†	6 Month Singapore Interbank Offered Rate	2.000%	SGD	2,000,000	14,152	03/18/2020	(13,896)
CitiBank†	6 Month Singapore Interbank Offered Rate	2.000%	SGD	1,000,000	4,615	03/18/2020	(4,487)
CitiBank†	6 Month Singapore Interbank Offered Rate	2.000%	SGD	4,000,000	28,123	03/18/2020	(27,610)
CitiBank†	6 Month Singapore Interbank Offered Rate	2.000%	SGD	20,500,000	3,679	03/18/2020	(1,054)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared (continued)
CitiBank†	6 Month Singapore Interbank Offered Rate	2.000%	SGD	$20,500,000	$3,988	03/18/2020	$(1,363)
CitiBank†	6 Month Singapore Interbank Offered Rate	2.000%	SGD	1,000,000	(3,306)	03/18/2020	3,434
CitiBank†	3 Month Johannesburg Interbank Agreed Rate	7.500%	ZAR	410,000,000	(110,382)	03/18/2020	142,798
CitiBank†	3 Month Johannesburg Interbank Agreed Rate	7.500%	ZAR	10,000,000	4,254	03/18/2020	(3,463)
CitiBank†	3 Month Johannesburg Interbank Agreed Rate	7.500%	ZAR	10,000,000	(11,720)	03/18/2020	12,511
CitiBank†	7.000%	(7)	ZAR	10,000,000	13,376	03/18/2020	3,554
CitiBank†	7.500%	(7)	ZAR	20,000,000	25,113	03/18/2020	(26,694)
CitiBank†	7.500%	(7)	ZAR	10,000,000	2,462	03/18/2020	(3,253)
Over the Counter
CitiBank†	2.190%	(4)	KRW*	1,000,000,000	—	03/18/2020	1,226
CitiBank†	2.253%	(4)	KRW*	2,000,000,000	—	03/18/2020	(2,905)
CitiBank†	2.280%	(4)	KRW*	2,000,000,000	—	03/18/2020	(5,262)
CitiBank†	2.335%	(4)	KRW*	1,000,000,000	—	03/18/2020	(4,989)
CitiBank†	2.400%	(4)	KRW*	1,000,000,000	—	03/18/2020	(7,775)
CitiBank†	2.444%	(4)	KRW*	4,000,000,000	—	03/18/2020	(38,642)
CitiBank	2.645%	(4)	KRW*	16,750,000,000	—	09/18/2019	(313,454)
CitiBank	2.655%	(4)	KRW*	16,750,000,000	—	09/18/2019	(320,326)
CitiBank	2.675%	(4)	KRW*	16,750,000,000	—	09/18/2019	(334,068)
CitiBank	2.688%	(4)	KRW*	16,750,000,000	—	09/18/2019	(342,658)
CitiBank	2.713%	(4)	KRW*	2,000,000,000	—	09/18/2019	(42,966)
CitiBank	2.723%	(4)	KRW*	3,000,000,000	—	09/18/2019	(65,679)
CitiBank	2.970%	(4)	KRW*	10,000,000,000	—	09/18/2019	(320,463)
CitiBank†	3 Month Korean Certificate of Deposit	2.223%	KRW*	4,000,000,000	—	03/18/2020	667
CitiBank†	3 Month Korean Certificate of Deposit	2.225%	KRW*	2,000,000,000	—	03/18/2020	548
CitiBank†	3 Month Korean Certificate of Deposit	2.450%	KRW*	2,000,000,000	—	03/18/2020	19,835
CitiBank	3 Month Korean Certificate of Deposit	2.648%	KRW*	2,000,000,000	—	09/18/2019	37,633
CitiBank†	3 Month Korean Certificate of Deposit	2.710%	KRW*	17,000,000,000	—	03/18/2020	358,047
CitiBank†	3 Month Korean Certificate of Deposit	2.715%	KRW*	17,000,000,000	—	03/18/2020	361,691
CitiBank†	3 Month Korean Certificate of Deposit	2.735%	KRW*	17,000,000,000	—	03/18/2020	376,264
CitiBank†	3 Month Korean Certificate of Deposit	2.746%	KRW*	17,000,000,000	—	03/18/2020	384,279
CitiBank	3 Month Korean Certificate of Deposit	3.098%	KRW*	29,000,000,000	—	09/18/2019	1,082,917
CitiBank	3 Month Korean Certificate of Deposit	3.146%	KRW*	29,000,000,000	—	09/18/2019	1,140,086
CitiBank	3 Month Korean Certificate of Deposit	3.153%	KRW*	29,000,000,000	—	09/18/2019	1,147,828
CitiBank	3.150%	(4)	KRW*	7,000,000,000	—	09/18/2019	(276,344)

					$228,685		$4,520,956

†	Forward effective date swap. (See Note 4).
*	Non-deliverable swap. (See Note 4).
(1)	6 Month Prague Interbank Offered Rate
(2)	3 Month Hong Kong Interbank Offered Rate
(3)	6 Month Budapest Interbank Offered Rate
(4)	3 Month Korean Certificate of Deposit
(5)	6 Month Warsaw Interbank Offered Rate
(6)	6 Month Singapore Interbank Offered Rate
(7)	3 Month Johannesburg Interbank Agreed Rate

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY FUND

Cash held as collateral at CitiBank for over the counter interest rate swap contracts is included in the collateral for credit default swap contracts.

Total return swap contracts outstanding as of December 31, 2014:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	10-Year Canadian Bond March Futures	3/2015	CAD	25,151,557	$415,079
Bank of America	10-Year Japanese Government Bond March Futures	3/2015	JPY	6,043,739,600	131,967
Morgan Stanley and Co., International PLC	Bovespa Index February Futures	2/2015	BRL	12,354,577	95,898
CitiBank	Brent Crude February Futures^	3/2015	USD	2,274,976	(412,256)
Merrill Lynch	Brent Crude February Futures^	3/2015	USD	(1,423,880)	85,048
Merrill Lynch	Brent Crude February Futures^	3/2015	USD	8,589,790	(1,546,153)
CitiBank	Brent Crude January Futures^	2/2015	USD	(2,254,080)	419,478
CitiBank	Brent Crude January Futures^	2/2015	USD	2,655,521	(820,880)
Merrill Lynch	Brent Crude January Futures^	2/2015	USD	11,407,440	(3,839,701)
Merrill Lynch	Brent Crude January Futures^	2/2015	USD	(9,461,410)	1,893,777
CitiBank	Cocoa March Futures^	2/2015	USD	1,407,592	(10,790)
CitiBank	Cocoa March Futures^	2/2015	USD	(1,133,475)	(30,519)
CitiBank	Coffee ‘C’ March Futures^	2/2015	USD	4,582,086	(645,992)
CitiBank	Coffee ‘C’ March Futures^	2/2015	USD	(1,107,405)	107,777
CitiBank	Corn March Futures^	2/2015	USD	8,821,020	726,595
CitiBank	Corn March Futures^	2/2015	USD	(3,464,816)	(68,462)
CitiBank	Cotton No. 2 March Futures^	2/2015	USD	2,594,270	(93,045)
CitiBank	Cotton No. 2 March Futures^	2/2015	USD	(963,530)	(790)
Bank of America	Euro - Bund March Futures	3/2015	EUR	116,531,172	2,379,873
Merrill Lynch	Gas Oil February Futures^	2/2015	USD	3,592,000	(933,488)
Merrill Lynch	Gas Oil February Futures^	2/2015	USD	(2,881,500)	223,092
Merrill Lynch	Gas Oil January Futures^	1/2015	USD	4,972,000	(1,744,772)
Merrill Lynch	Gas Oil January Futures^	1/2015	USD	(4,438,850)	1,211,647
Merrill Lynch	Gas Oil March Futures^	3/2015	USD	3,118,600	(229,725)
Merrill Lynch	Gasoline RBOB December Futures^	1/2015	USD	(3,494,400)	3,494,361
Merrill Lynch	Gasoline RBOB December Futures^	1/2015	USD	3,881,304	(3,881,260)
Deutsche Bank	Gasoline RBOB February Futures^	2/2015	USD	6,445,824	(886,670)
Deutsche Bank	Gasoline RBOB February Futures^	2/2015	USD	(1,261,222)	60,950
Merrill Lynch	Gasoline RBOB February Futures^	3/2015	USD	(140,591)	14,246
Merrill Lynch	Gasoline RBOB February Futures^	3/2015	USD	146,992	(20,643)
Deutsche Bank	Gasoline RBOB January Futures^	1/2015	USD	7,672,134	(2,231,252)
Deutsche Bank	Gasoline RBOB January Futures^	1/2015	USD	(6,368,947)	928,066
Merrill Lynch	Gasoline RBOB January Futures^	2/2015	USD	(3,297,454)	824,248
Merrill Lynch	Gasoline RBOB January Futures^	2/2015	USD	3,508,680	(1,035,455)
Barclays Capital	Gold 100 OZ February Futures^	1/2015	USD	2,511,390	(24,774)
Barclays Capital	Gold 100 OZ February Futures^	1/2015	USD	(2,511,480)	24,864
Merrill Lynch	Gold 100 OZ February Futures^	1/2015	USD	9,266,155	(148,585)
Bank of America	Hang Seng Index January Futures	1/2015	HKD	21,063,066	28,495
Merrill Lynch	Heating Oil ULSD December Futures^	1/2015	USD	(508,305)	508,299
Merrill Lynch	Heating Oil ULSD December Futures^	1/2015	USD	550,200	(550,200)
Deutsche Bank	Heating Oil ULSD February Futures^	2/2015	USD	2,299,979	(239,274)
Deutsche Bank	Heating Oil ULSD February Futures^	2/2015	USD	(237,972)	9,005
Deutsche Bank	Heating Oil ULSD January Futures^	1/2015	USD	2,954,627	(721,302)
Deutsche Bank	Heating Oil ULSD January Futures^	1/2015	USD	(2,494,099)	260,774
Bank of America	H-SHARES Index January Futures	1/2015	HKD	7,696,767	12,398
Goldman Sachs	H-SHARES Index January Futures	1/2015	HKD	14,733,925	32,529
Morgan Stanley and Co., International PLC	H-SHARES Index January Futures	1/2015	HKD	49,091,961	85,468
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	2,775,755	(93,535)
Merrill Lynch	Live Cattle February Futures^	2/2015	USD	(3,594,890)	(68,621)
Merrill Lynch	Live Cattle February Futures^	2/2015	USD	8,069,970	(284,955)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	1,258,202	$(88,922)
Merrill Lynch	Live Cattle February Futures^	2/2015	USD	(1,070,450)	96,039
Merrill Lynch	Live Cattle February Futures^	2/2015	USD	3,147,654	(321,842)
CitiBank	LME Aluminum June Futures^	6/2015	USD	12,001,150	(899,937)
CitiBank	LME Aluminum June Futures^	6/2015	USD	(963,400)	30,525
CitiBank	LME Aluminum March Futures^	3/2015	USD	16,757,700	(1,967,700)
CitiBank	LME Aluminum March Futures^	3/2015	USD	(16,088,225)	1,298,225
CitiBank	LME Copper June Futures^	6/2015	USD	11,925,000	(152,813)
CitiBank	LME Copper June Futures^	6/2015	USD	(5,097,175)	74,375
CitiBank	LME Copper March Futures^	3/2015	USD	(22,709,075)	788,775
CitiBank	LME Copper March Futures^	3/2015	USD	24,044,950	(2,124,650)
CitiBank	LME Lead June Futures^	6/2015	USD	(245,725)	12,163
CitiBank	LME Lead June Futures^	6/2015	USD	660,238	(52,975)
CitiBank	LME Lead March Futures^	3/2015	USD	1,497,738	(243,588)
CitiBank	LME Lead March Futures^	3/2015	USD	(1,381,700)	127,550
CitiBank	LME Nickel June Futures^	6/2015	USD	2,362,185	(173,529)
CitiBank	LME Nickel March Futures^	3/2015	USD	3,811,524	(723,168)
CitiBank	LME Nickel March Futures^	3/2015	USD	(3,359,310)	270,954
CitiBank	LME Zinc June Futures^	6/2015	USD	3,936,063	(53,694)
CitiBank	LME Zinc June Futures^	6/2015	USD	(1,256,725)	(944)
CitiBank	LME Zinc March Futures^	3/2015	USD	(5,470,125)	137,700
CitiBank	LME Zinc March Futures^	3/2015	USD	5,816,113	(483,688)
Bank of America	Long Gilt March Futures	3/2015	GBP	25,781,880	994,389
Morgan Stanley and Co., International PLC	MSCI Taiwan Stock Index January Futures	1/2015	USD	8,131,574	137,136
CitiBank	Natural Gas December Futures^	1/2015	USD	4,755,250	(1,087,873)
CitiBank	Natural Gas December Futures^	1/2015	USD	(4,950,660)	1,283,278
CitiBank	Natural Gas February Futures^	3/2015	USD	1,780,660	(361,488)
CitiBank	Natural Gas February Futures^	3/2015	USD	(402,340)	83,749
CitiBank	Natural Gas January Futures^	2/2015	USD	(3,848,670)	901,744
CitiBank	Natural Gas January Futures^	2/2015	USD	4,413,540	(1,466,523)
Morgan Stanley and Co., International PLC	SGX S&P CNX Nifty Index January Futures	1/2015	USD	4,231,305	15,067
Barclays Capital	Silver March Futures^	2/2015	USD	2,647,840	(151,934)
Barclays Capital	Silver March Futures^	2/2015	USD	(671,550)	47,569
Merrill Lynch	Silver March Futures^	2/2015	USD	5,178,470	(186,790)
CitiBank	Soybean March Futures^	2/2015	USD	8,192,009	507,577
CitiBank	Soybean March Futures^	2/2015	USD	(8,954,750)	254,918
Merrill Lynch	Soybean March Futures^	3/2015	USD	(2,779,525)	(35,092)
Merrill Lynch	Soybean March Futures^	3/2015	USD	2,633,813	180,780
CitiBank	Soybean May Futures^	4/2015	USD	9,481,392	(258,417)
Merrill Lynch	Soybean May Futures^	5/2015	USD	(52,263)	738
Merrill Lynch	Soybean May Futures^	5/2015	USD	159,300	(4,723)
CitiBank	Soybean Meal March Futures^	2/2015	USD	924,820	(21,060)
Deutsche Bank	Soybean Meal March Futures^	2/2015	USD	(106,200)	1,920
Deutsche Bank	Soybean Meal March Futures^	2/2015	USD	1,508,010	(48,090)
CitiBank	Soybean Oil March Futures^	2/2015	USD	2,989,593	18,705
CitiBank	Soybean Oil March Futures^	2/2015	USD	(422,574)	(1,673)
CitiBank	Sugar #11 (World Markets) February Futures^	2/2015	USD	7,787,539	(1,217,166)
CitiBank	Sugar #11 (World Markets) February Futures^	2/2015	USD	(5,412,697)	533,817
Morgan Stanley and Co., International PLC	Swiss Market Index March Futures	3/2015	CHF	7,131,905	176,007
Morgan Stanley and Co., International PLC	Taiwan Stock Exchange January Futures	1/2015	TWD	5,403,731	5,188
Bank of America	U.S. Treasury 10-Year Note March Futures	3/2015	USD	398,702,688	2,482,625
CitiBank	Wheat March Futures^	2/2015	USD	1,533,278	176,940
CitiBank	Wheat March Futures^	2/2015	USD	(53,434)	(5,540)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
CitiBank	WTI Crude February Futures^	3/2015	USD	12,093,580	$(1,890,580)
Merrill Lynch	WTI Crude February Futures^	3/2015	USD	(1,239,150)	57,750
Merrill Lynch	WTI Crude February Futures^	3/2015	USD	4,557,490	(744,661)
CitiBank	WTI Crude January Futures^	2/2015	USD	12,079,639	(3,556,019)
CitiBank	WTI Crude January Futures^	2/2015	USD	(10,224,000)	1,700,599
Merrill Lynch	WTI Crude January Futures^	2/2015	USD	(4,620,080)	784,594
Merrill Lynch	WTI Crude January Futures^	2/2015	USD	5,589,360	(1,753,814)

					$(13,486,662)

Money Market Fund is pledged as collateral to Bank of America, Barclays Capital, CitiBank, Deutsche Bank, Goldman Sachs, Merrill Lynch and Morgan Stanley and Co., International PLC for total return swap contracts in the amount of $2,081, $252,170, $13,470,107, $4,240,027, $70,000, $14,170,385 and $5,631,639, respectively at December 31, 2014. Additional cash held as collateral for Bank of America for total return swap contracts in the amount of $5,500,000 at December 31, 2014.

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
11	Goldman Sachs	Live Cattle Futures^	2/2015	$384,198	$357,280	$(26,918)
6	Goldman Sachs	Live Cattle Futures^	3/2015	648,679	651,975	3,296
25	Barclays Capital	Amsterdam Index Futures	1/2015	2,551,615	2,571,356	19,741
61	Barclays Capital	CAC40 Index Futures	1/2015	3,128,325	3,156,984	28,659
16	Barclays Capital	DAX Index Futures	3/2015	4,718,996	4,764,451	45,455
61	Barclays Capital	E-Mini Russell 2000 Futures	3/2015	6,951,920	7,324,270	372,350
245	Barclays Capital	Euro Stoxx 50 Index	3/2015	9,025,649	9,288,163	262,514
138	Barclays Capital	FTSE 100 Index Futures	3/2015	13,482,727	14,029,036	546,309
70	J.P. Morgan	FTSE/JSE Top 40 Index Futures	3/2015	2,560,551	2,678,188	117,637
22	Barclays Capital	Hang Seng Index Futures	1/2015	3,346,073	3,354,620	8,547
62	Barclays Capital	H-SHARES Index Futures	1/2015	4,775,513	4,792,725	17,212
10	Barclays Capital	IBEX 35 Index Futures	1/2015	1,184,844	1,239,612	54,768
50	Barclays Capital	KOSPI Index 200 Futures	3/2015	5,706,322	5,549,743	(156,579)
873	Barclays Capital	S&P 500 E-Mini Futures	3/2015	86,465,526	89,587,260	3,121,734
58	Barclays Capital	S&P MID 400 E-Mini Futures	3/2015	8,066,746	8,401,880	335,134
27	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	3/2015	3,728,786	3,958,202	229,416
16	Barclays Capital	SGX S&P CNX Nifty Index Futures	1/2015	266,913	267,488	575
20	Barclays Capital	SPI 200 Index Futures	3/2015	2,200,060	2,197,340	(2,720)
141	Barclays Capital	TOPIX Index Futures	3/2015	16,919,403	16,568,501	(350,902)
141	J.P. Morgan	Australia 10-Year Bond Futures	3/2015	14,566,353	14,751,078	184,725

				$190,679,199	$195,490,152	$4,810,953

Cash held as collateral at Barclays Capital, Goldman Sachs and J.P. Morgan for futures contracts was $4,852,531, $54,445 and $181,925, respectively at December 31, 2014.

^	Represents positions held in the respective Subsidiary (See Note 2)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2014:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/18/15*	CitiBank	BRL	22,423,500	$8,445,473	$8,270,115	$(175,358)
Brazilian Real, Expiring 03/18/15*	Credit Suisse International	BRL	22,423,500	8,445,428	8,270,115	(175,313)
Canadian Dollar, Expiring 03/18/15	CitiBank	CAD	375,000	328,557	322,264	(6,293)
Canadian Dollar, Expiring 03/18/15	Credit Suisse International	CAD	599,000	526,407	514,763	(11,644)
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	375,000	388,802	377,696	(11,106)
Chinese Renminbi, Expiring 03/18/15*	CitiBank	CNY	54,579,500	8,732,513	8,719,342	(13,171)
Chinese Renminbi, Expiring 03/18/15*	Credit Suisse International	CNY	54,579,500	8,733,253	8,719,342	(13,911)
Euro, Expiring 03/18/15	CitiBank	EUR	16,726,000	20,817,906	20,252,711	(565,195)
Euro, Expiring 03/18/15	Credit Suisse International	EUR	21,708,955	26,981,762	26,286,330	(695,432)
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	1,294,432	2,038,048	2,016,334	(21,714)
Hong Kong Dollar, Expiring 03/18/15	Credit Suisse International	HKD	3,412,000	440,059	439,980	(79)
Hungarian Forint, Expiring 03/18/15	CitiBank	HUF	1,884,688,500	7,594,167	7,190,155	(404,012)
Hungarian Forint, Expiring 03/18/15	Credit Suisse International	HUF	1,884,688,500	7,594,193	7,190,155	(404,038)
Israeli Shekel, Expiring 03/18/15	CitiBank	ILS	26,955,500	6,795,201	6,912,570	117,369
Israeli Shekel, Expiring 03/18/15	Credit Suisse International	ILS	26,955,500	6,795,172	6,912,571	117,399
Indian Rupee, Expiring 03/18/15*	CitiBank	INR	30,338,000	469,470	473,438	3,968
Indian Rupee, Expiring 03/18/15*	Credit Suisse International	INR	33,079,000	512,047	516,213	4,166
Japanese Yen, Expiring 03/18/15	Credit Suisse International	JPY	18,635,000	156,833	155,678	(1,155)
Korean Won, Expiring 03/18/15*	CitiBank	KRW	10,111,736,500	9,140,695	9,168,897	28,202
Korean Won, Expiring 03/18/15*	Credit Suisse International	KRW	10,111,736,499	9,140,803	9,168,897	28,094
Mexican Peso, Expiring 03/18/15	CitiBank	MXN	129,899,500	9,165,283	8,764,890	(400,393)
Mexican Peso, Expiring 03/18/15	Credit Suisse International	MXN	129,899,500	9,165,350	8,764,890	(400,460)
Poland Zloty, Expiring 03/18/15	CitiBank	PLN	24,069,000	7,124,641	6,776,278	(348,363)
Poland Zloty, Expiring 03/18/15	Credit Suisse International	PLN	24,069,000	7,124,843	6,776,277	(348,566)
Singapore Dollar, Expiring 03/18/15	CitiBank	SGD	14,521,000	11,047,690	10,948,421	(99,269)
Singapore Dollar, Expiring 03/18/15	Credit Suisse International	SGD	14,521,000	11,047,663	10,948,420	(99,243)
Turkish Lira, Expiring 03/18/15	CitiBank	TRY	40,604,000	17,766,948	17,116,640	(650,308)
Turkish Lira, Expiring 03/18/15	Credit Suisse International	TRY	40,604,000	17,766,999	17,116,640	(650,359)
Taiwanese Dollar, Expiring 03/18/15*	CitiBank	TWD	214,838,500	6,919,612	6,801,313	(118,299)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Taiwanese Dollar, Expiring 03/18/15*	Credit Suisse International	TWD	214,838,500	$6,919,613	$6,801,313	$(118,300)
South African Rand, Expiring 03/18/15	CitiBank	ZAR	111,379,501	9,756,477	9,515,044	(241,433)
South African Rand, Expiring 03/18/15	Credit Suisse International	ZAR	111,379,501	9,756,493	9,515,044	(241,449)

				$257,638,401	$251,722,736	$(5,915,665)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/18/15*	CitiBank	BRL	(5,740,500)	$(2,069,619)	$(2,117,180)	$(47,561)
Brazilian Real, Expiring 03/18/15*	Credit Suisse International	BRL	(5,740,500)	(2,069,645)	(2,117,180)	(47,535)
Swiss Franc, Expiring 03/18/15	CitiBank	CHF	(157,500)	(161,710)	(158,633)	3,077
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	(157,500)	(161,710)	(158,633)	3,077
Chinese Renminbi, Expiring 03/18/15*	CitiBank	CNY	(6,956,000)	(1,110,902)	(1,111,255)	(353)
Chinese Renminbi, Expiring 03/18/15*	Credit Suisse International	CNY	(6,956,000)	(1,110,982)	(1,111,255)	(273)
Euro, Expiring 03/18/15	CitiBank	EUR	(74,871,953)	(92,337,530)	(90,658,853)	1,678,677
Euro, Expiring 03/18/15	Credit Suisse International	EUR	(78,932,641)	(97,351,497)	(95,575,745)	1,775,752
British Pound, Expiring 03/18/15	CitiBank	GBP	(7,700,344)	(12,027,189)	(11,994,810)	32,379
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	(7,700,343)	(12,027,261)	(11,994,809)	32,452
Hong Kong Dollar, Expiring 03/18/15	CitiBank	HKD	(877,000)	(113,110)	(113,090)	20
Hong Kong Dollar, Expiring 03/18/15	Credit Suisse International	HKD	(1,202,000)	(155,011)	(154,999)	12
Hungarian Forint, Expiring 03/18/15	CitiBank	HUF	(647,374,500)	(2,587,981)	(2,469,758)	118,223
Hungarian Forint, Expiring 03/18/15	Credit Suisse International	HUF	(647,374,500)	(2,588,395)	(2,469,758)	118,637
Israeli Shekel, Expiring 03/18/15	CitiBank	ILS	(19,838,000)	(5,052,548)	(5,087,332)	(34,784)
Israeli Shekel, Expiring 03/18/15	Credit Suisse International	ILS	(19,838,000)	(5,054,409)	(5,087,332)	(32,923)
Korean Won, Expiring 03/18/15*	CitiBank	KRW	(2,737,817,000)	(2,449,037)	(2,482,537)	(33,500)
Korean Won, Expiring 03/18/15*	Credit Suisse International	KRW	(2,737,817,000)	(2,449,053)	(2,482,537)	(33,484)
Mexican Peso, Expiring 03/18/15	CitiBank	MXN	(68,788,500)	(4,744,733)	(4,641,463)	103,270
Mexican Peso, Expiring 03/18/15	Credit Suisse International	MXN	(68,788,500)	(4,745,723)	(4,641,463)	104,260
Poland Zloty, Expiring 03/18/15	CitiBank	PLN	(6,014,500)	(1,766,400)	(1,693,295)	73,105
Poland Zloty, Expiring 03/18/15	Credit Suisse International	PLN	(6,014,500)	(1,766,510)	(1,693,295)	73,215
Singapore Dollar, Expiring 03/18/15	CitiBank	SGD	(6,145,000)	(4,680,810)	(4,633,154)	47,656
Singapore Dollar, Expiring 03/18/15	Credit Suisse International	SGD	(6,145,000)	(4,679,697)	(4,633,154)	46,543

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Turkish Lira, Expiring 03/18/15	CitiBank	TRY	(13,616,500)	$(5,695,775)	$(5,740,043)	$(44,268)
Turkish Lira, Expiring 03/18/15	Credit Suisse International	TRY	(13,616,500)	(5,697,119)	(5,740,043)	(42,924)
Taiwanese Dollar, Expiring 03/18/15*	CitiBank	TWD	(158,145,000)	(5,089,843)	(5,006,521)	83,322
Taiwanese Dollar, Expiring 03/18/15*	Credit Suisse International	TWD	(158,145,000)	(5,089,701)	(5,006,522)	83,179
South African Rand, Expiring 03/18/15	CitiBank	ZAR	(55,266,500)	(4,707,104)	(4,721,364)	(14,260)
South African Rand, Expiring 03/18/15	Credit Suisse International	ZAR	(55,266,500)	(4,708,492)	(4,721,364)	(12,872)

				(294,249,496)	(290,217,377)	4,032,119

				$(36,611,095)	$(38,494,641)	$(1,883,546)

Money Market Fund is pledged as collateral to CitiBank, Credit Suisse International and The Royal Bank of Scotland for forward foreign currency exchange contracts in the amount of $800,000, $1,150,010 and $16,352, respectively at December 31, 2014.

*	Non-deliverable forward. (See Note 4).

BRL	- Brazilian Real
CAD	- Canadian Dollar
CHF	- Swiss Franc
CNY	- Chinese Renminbi
EUR	- Euro
GBP	- British Pound
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
ILS	- Israeli Shekel
INR	- Indian Rupee
JPY	- Japanese Yen
KRW	- Korean Won
MXN	- Mexican Peso
PLN	- Poland Zloty
SGD	- Singapore Dollar
TRY	- Turkish Lira
TWD	- Taiwanese Dollar
USD	- United States Dollar
ZAR	- South African Rand

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY II HV FUND

GOVERNMENT RELATED OBLIGATIONS - 18.4%	INTEREST RATE	MATURITY DATE	CURRENCY	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
Sovereign Debt - 18.4%
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	0.100%	04/15/23	EUR	1,761	$2,226,169
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	0.750%	04/15/18	EUR	1,276	1,585,919
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	1.750%	04/15/20	EUR	767	1,035,383
France Government Bond OAT (France)	0.250%	07/25/18	EUR	624	769,159
France Government Bond OAT (France)	1.300%	07/25/19	EUR	1,385	1,806,125
United Kingdom Index Linked Treasury Gilt (United Kingdom)	0.125%	03/22/24	GBP	213	364,321
United Kingdom Treasury Gilt (United Kingdom)	1.875%	11/22/22	GBP	752	1,456,914

TOTAL GOVERNMENT RELATED OBLIGATIONS (cost $9,871,292)					9,243,990

U.S. TREASURY OBLIGATIONS - 23.4%
U.S. Treasury Inflation Protected Securities - 23.4%
U.S. Treasury Inflation Protected Securities	0.125%	04/15/18	USD	4,100	4,195,482
U.S. Treasury Inflation Protected Securities	0.125%	04/15/19	USD	4,000	4,008,510
U.S. Treasury Inflation Protected Securities	0.125%	01/15/23	USD	800	795,717
U.S. Treasury Inflation Protected Securities	0.125%	07/15/24	USD	500	481,499
U.S. Treasury Inflation Protected Securities	0.375%	07/15/23	USD	700	706,092
U.S. Treasury Inflation Protected Securities	0.625%	01/15/24	USD	700	715,367
U.S. Treasury Inflation Protected Securities	2.125%	01/15/19	USD	700	831,812

TOTAL U.S. TREASURY OBLIGATIONS (cost $11,964,894)					11,734,479

MONEY MARKET FUNDS - 41.8%				SHARES
BlackRock Liquidity Funds TempFund Portfolio - Series I, Institutional Shares, 0.070% (a)^				240,007	240,007
Dreyfus Treasury Cash Management, Class I, 0.010% (a)^				960,029	960,029
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (a)^				15,447,290	15,447,290
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)(b)^				3,150,023	3,150,023
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (a)^				1,200,037	1,200,037

TOTAL MONEY MARKET FUNDS (cost $20,997,386)					20,997,386

SHORT-TERM INVESTMENTS - 14.9%				PRINCIPAL AMOUNT (000’s)
U.S. Treasury Bill, 0.037%, 04/09/2015 (c)				$1,630	1,629,880
U.S. Treasury Bill, 0.045%, 02/05/2015 (c)				1,113	1,112,973
U.S. Treasury Bill, 0.055%, 01/29/2015 (c)^				4,492	4,491,915
U.S. Treasury Bill, 0.064%, 05/28/2015 (c)^				250	249,934

TOTAL SHORT-TERM INVESTMENTS (cost $7,484,526)					7,484,702

TOTAL INVESTMENTS IN SECURITIES, AT VALUE - 98.5% (cost $50,318,098)					49,460,557

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5% (d)					746,508

NET ASSETS - 100.0%					$50,207,065

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Represents annualized seven-day yield as of December 31, 2014.
(b)	A portion of the security is pledged as collateral to the brokers for futures, forward foreign currency exchange and swap contracts
(c)	The rate shown is the effective yield at the date of purchase.
(d)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures, and swap contracts.

^ All or a portion represents positions held in the respective Subsidiary (See Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY II HV FUND

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

USD - United States Dollar

Total return swap contracts outstanding as of December 31, 2014:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	10-Year Canadian Bond March Futures	3/2015	CAD	271,754	$4,624
Goldman Sachs	Bovespa Index February Futures	2/2015	BRL	1,931,198	32,279
Deutsche Bank	Brent Crude February Futures^	2/2015	USD	1,222,810	(233,240)
Deutsche Bank	Brent Crude February Futures^	2/2015	USD	(122,540)	6,120
Deutsche Bank	Brent Crude January Futures^	1/2015	USD	(1,299,670)	267,730
CitiBank	Brent Crude January Futures^	2/2015	USD	418,594	(131,931)
CitiBank	Brent Crude January Futures^	2/2015	USD	(352,200)	65,544
Deutsche Bank	Brent Crude January Futures^	1/2015	USD	1,553,220	(521,280)
CitiBank	Cocoa March Futures^	2/2015	USD	(28,580)	(520)
CitiBank	Cocoa March Futures^	2/2015	USD	29,144	(44)
CitiBank	Coffee ‘C’ March Futures^	2/2015	USD	292,838	(42,937)
CitiBank	Corn March Futures^	2/2015	USD	(164,363)	(14,282)
CitiBank	Corn March Futures^	2/2015	USD	813,994	79,231
CitiBank	Cotton No. 2 March Futures^	2/2015	USD	(30,335)	200
CitiBank	Cotton No. 2 March Futures^	2/2015	USD	186,780	(5,969)
Bank of America	Euro-Bund March Futures	3/2015	EUR	5,056,853	107,120
Deutsche Bank	Gas Oil February Futures^	2/2015	USD	426,900	(114,150)
CitiBank	Gas Oil January Futures^	1/2015	USD	78,800	(26,180)
CitiBank	Gas Oil January Futures^	1/2015	USD	(69,300)	16,680
Deutsche Bank	Gas Oil February Futures^	2/2015	USD	(334,200)	21,450
CitiBank	Gas Oil March Futures^	3/2015	USD	171,500	(13,925)
CitiBank	Gas Oil February Futures^	2/2015	USD	130,200	(23,289)
CitiBank	Gas Oil February Futures^	2/2015	USD	(112,600)	5,694
Deutsche Bank	Gas Oil March Futures^	3/2015	USD	336,150	(21,000)
Deutsche Bank	Gasoline RBOB February Futures^	2/2015	USD	878,976	(120,910)
Deutsche Bank	Gasoline RBOB February Futures^	2/2015	USD	(138,281)	11,936
Deutsche Bank	Gasoline RBOB January Futures^	1/2015	USD	(1,124,563)	197,140
Deutsche Bank	Gasoline RBOB January Futures^	1/2015	USD	1,311,454	(384,031)
Barclays Capital	Gold 100 OZ February Futures^	1/2015	USD	1,076,310	(10,620)
Bank of America	Hang Seng Index January Futures	1/2015	HKD	1,169,970	1,609
Goldman Sachs	Hang Seng Index January Futures	1/2015	HKD	2,343,542	2,754
Deutsche Bank	Heating Oil ULSD February Futures^	2/2015	USD	340,738	(35,448)
Deutsche Bank	Heating Oil ULSD January Futures^	1/2015	USD	408,035	(99,990)
Deutsche Bank	Heating Oil ULSD January Futures^	1/2015	USD	(343,241)	35,196
Bank of America	H-SHARES Index January Futures	1/2015	HKD	1,775,818	2,907
Goldman Sachs	H-SHARES Index January Futures	1/2015	HKD	7,661,029	16,994
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	(62,804)	(2,616)
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	880,870	(30,410)
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	464,686	(42,446)
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	(109,212)	11,772
CitiBank	LME Aluminum June Futures^	6/2015	USD	201,700	(15,125)
CitiBank	LME Aluminum March Futures^	3/2015	USD	210,500	(25,625)
CitiBank	LME Aluminum March Futures^	3/2015	USD	(200,800)	15,925
CitiBank	LME Copper June Futures^	6/2015	USD	477,000	(6,113)
CitiBank	LME Copper March Futures^	3/2015	USD	(478,125)	5,025
CitiBank	LME Copper March Futures^	3/2015	USD	520,688	(47,588)
CitiBank	LME Nickel June Futures^	6/2015	USD	97,965	(6,771)
CitiBank	LME Nickel March Futures^	3/2015	USD	112,422	(21,588)
CitiBank	LME Nickel March Futures^	3/2015	USD	(97,620)	6,786
CitiBank	LME Zinc June Futures^	6/2015	USD	221,750	(3,025)
CitiBank	LME Zinc March Futures^	3/2015	USD	238,925	(21,275)
CitiBank	LME Zinc March Futures^	3/2015	USD	(221,000)	3,350
Bank of America	Long Gilt March Futures	3/2015	GBP	1,513,006	64,136

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY II HV FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	MSCI Taiwan Stock Index January Futures	1/2015	USD	811,035	$12,405
CitiBank	Natural Gas Swap December Futures^	1/2015	USD	413,500	(94,598)
CitiBank	Natural Gas Swap December Futures^	1/2015	USD	(436,400)	117,497
CitiBank	Natural Gas Swap February Futures^	3/2015	USD	(72,960)	15,034
CitiBank	Natural Gas Swap February Futures^	3/2015	USD	290,720	(59,018)
Deutsche Bank	Natural Gas Swap January Futures^	1/2015	USD	(157,412)	41,852
Deutsche Bank	Natural Gas Swap January Futures^	1/2015	USD	170,820	(55,260)
CitiBank	Natural Gas Swap January Futures^	2/2015	USD	(367,460)	78,547
CitiBank	Natural Gas Swap January Futures^	2/2015	USD	432,700	(143,777)
Goldman Sachs	SGX S&P CNX Nifty Index January Futures	1/2015	USD	433,316	1,352
Barclays Capital	Silver March Futures^	2/2015	USD	165,490	(9,500)
CitiBank	Soybean March Futures^	2/2015	USD	95,786	6,562
CitiBank	Soybean March Futures^	2/2015	USD	(105,350)	2,999
Deutsche Bank	Soybean March Futures^	2/2015	USD	477,700	34,050
Deutsche Bank	Soybean March Futures^	2/2015	USD	(524,938)	13,188
CitiBank	Soybean May Futures^	4/2015	USD	106,029	(2,979)
Deutsche Bank	Soybean May Futures^	4/2015	USD	528,375	(13,125)
CitiBank	Soybean Meal March Futures^	2/2015	USD	248,990	(5,670)
CitiBank	Soybean Oil March Futures^	2/2015	USD	325,789	2,039
Goldman Sachs	Swiss Market Index March Futures	3/2015	CHF	1,146,334	11,695
Goldman Sachs	Taiwan Stock Exchange January Futures	1/2015	TWD	12,618,120	11,805
Bank of America	U.S. Treasury 10-Year Note March Futures	3/2015	USD	46,480,626	307,421
CitiBank	Wheat March Futures^	2/2015	USD	78,970	9,493
Deutsche Bank	WTI Crude February Futures^	2/2015	USD	(166,260)	5,160
Deutsche Bank	WTI Crude February Futures^	2/2015	USD	889,980	(138,180)
CitiBank	WTI Crude February Futures^	3/2015	USD	1,398,844	(217,444)
CitiBank	WTI Crude February Futures^	3/2015	USD	355,465	(64,415)
Deutsche Bank	WTI Crude January Futures^	1/2015	USD	1,078,280	(332,500)
Deutsche Bank	WTI Crude January Futures^	1/2015	USD	(887,320)	141,540
CitiBank	WTI Crude January Futures^	2/2015	USD	1,353,759	(394,852)
CitiBank	WTI Crude January Futures^	2/2015	USD	(1,150,200)	191,317

					$(1,567,488)

Money Market Fund is pledged as collateral to CitiBank, Deutsche Bank and Goldman Sachs for total return swap contracts in the amount of $1,100,007, $1,700,015 and $350,000, respectively at December 31, 2014. Additional cash held as collateral for Bank of America for total return swap contracts was $320,000 at December 31, 2014.

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
2	Goldman Sachs	Cocoa Futures^	3/2015	$58,892	$58,200	$(692)
3	Goldman Sachs	Coffee ‘C’ Futures^	3/2015	213,806	187,425	(26,381)
13	Goldman Sachs	Corn Futures^	3/2015	251,663	258,050	6,387
2	Goldman Sachs	Cotton No. 2 Futures^	3/2015	61,445	60,270	(1,175)
2	Goldman Sachs	Gold 100 OZ Futures^	2/2015	244,330	236,820	(7,510)
5	Goldman Sachs	Live Cattle Futures^	2/2015	175,126	162,400	(12,726)
3	Goldman Sachs	Live Cattle Futures^	2/2015	202,385	196,260	(6,125)
2	J.P. Morgan	LME Aluminum Futures^	1/2015	96,254	91,573	(4,681)
1	J.P. Morgan	LME Aluminum Futures^	1/2015	50,097	45,844	(4,253)
1	J.P. Morgan	LME Aluminum Futures^	1/2015	50,434	45,896	(4,538)
5	J.P. Morgan	LME Aluminum Futures^	2/2015	256,761	229,688	(27,073)
1	J.P. Morgan	LME Aluminum Futures^	2/2015	51,596	45,970	(5,626)
2	J.P. Morgan	LME Aluminum Futures^	2/2015	100,698	91,988	(8,710)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY II HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
34	J.P. Morgan	LME Aluminum Futures^	3/2015	$1,750,568	$1,571,438	$(179,130)
1	J.P. Morgan	LME Aluminum Futures^	3/2015	47,503	46,210	(1,293)
25	J.P. Morgan	LME Aluminum Futures^	6/2015	1,244,028	1,166,094	(77,934)
1	J.P. Morgan	LME Copper Futures^	2/2015	165,837	158,288	(7,549)
1	J.P. Morgan	LME Copper Futures^	2/2015	166,252	158,068	(8,184)
2	J.P. Morgan	LME Copper Futures^	3/2015	321,431	315,535	(5,896)
13	J.P. Morgan	LME Copper Futures^	3/2015	2,202,404	2,050,100	(152,304)
7	J.P. Morgan	LME Copper Futures^	6/2015	1,118,533	1,098,738	(19,795)
3	J.P. Morgan	LME Lead Futures^	3/2015	157,107	139,350	(17,757)
2	J.P. Morgan	LME Lead Futures^	6/2015	102,162	93,425	(8,737)
1	J.P. Morgan	LME Nickel Futures^	3/2015	101,332	90,758	(10,574)
3	J.P. Morgan	LME Nickel Futures^	3/2015	354,984	272,502	(82,482)
3	J.P. Morgan	LME Nickel Futures^	6/2015	299,217	273,582	(25,635)
1	J.P. Morgan	LME Zinc Futures^	1/2015	57,103	54,166	(2,937)
1	J.P. Morgan	LME Zinc Futures^	2/2015	55,427	54,181	(1,246)
1	J.P. Morgan	LME Zinc Futures^	3/2015	54,128	54,393	265
8	J.P. Morgan	LME Zinc Futures^	3/2015	466,493	435,300	(31,193)
5	J.P. Morgan	LME Zinc Futures^	6/2015	278,271	273,407	(4,864)
10	Goldman Sachs	Silver Futures^	3/2015	815,597	779,950	(35,647)
11	Goldman Sachs	Soybean Futures^	5/2015	579,146	566,775	(12,371)
1	Goldman Sachs	Soybean Meal Futures^	3/2015	35,955	34,760	(1,195)
1	Goldman Sachs	Soybean Oil Futures^	3/2015	19,350	19,284	(66)
20	Goldman Sachs	Sugar #11 (World Markets) Futures^	2/2015	369,517	325,248	(44,269)
5	Goldman Sachs	Wheat Futures^	3/2015	135,094	147,437	12,343
4	Barclays Capital	Amsterdam Index Futures	1/2015	412,484	411,417	(1,067)
10	Barclays Capital	CAC40 Index Futures	1/2015	510,512	517,538	7,026
3	Barclays Capital	DAX Index Futures	3/2015	888,450	893,334	4,884
10	Barclays Capital	E-Mini Russell 2000 Futures	3/2015	1,139,923	1,200,700	60,777
39	Barclays Capital	Euro Stoxx 50 Index	3/2015	1,436,882	1,478,523	41,641
22	Barclays Capital	FTSE 100 Index Futures	3/2015	2,147,806	2,236,513	88,707
13	J.P. Morgan	FTSE/JSE Top 40 Index Futures	3/2015	475,531	497,378	21,847
3	Barclays Capital	Hang Seng Index Futures	1/2015	461,556	457,448	(4,108)
12	Barclays Capital	H-SHARES Index Futures	1/2015	924,757	927,624	2,867
2	Barclays Capital	IBEX 35 Index Futures	1/2015	236,969	247,923	10,954
8	Barclays Capital	KOSPI Index 200 Futures	3/2015	912,292	887,959	(24,333)
142	Barclays Capital	S&P 500 E-Mini Futures	3/2015	14,081,662	14,572,040	490,378
9	Barclays Capital	S&P MID 400 E-Mini Futures	3/2015	1,251,873	1,303,740	51,867
5	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	3/2015	686,553	733,001	46,448
15	Barclays Capital	SGX S&P CNX Nifty Index Futures	1/2015	250,266	250,770	504
1	Barclays Capital	SPI 200 Index Futures	3/2015	110,672	109,867	(805)
21	Barclays Capital	TOPIX Index Futures	3/2015	2,518,206	2,467,649	(50,557)
47	J.P. Morgan	10-Year Japanese Government Bond	3/2015	5,770,615	5,801,035	30,420
20	J.P. Morgan	Australia 10-Year Bond Futures	3/2015	2,064,664	2,092,352	27,688
25	J.P. Morgan	Canadian 10-Year Bond Futures	3/2015	2,927,607	2,980,720	53,113
77	J.P. Morgan	Euro - Bund Futures	3/2015	14,279,598	14,523,008	243,410
18	J.P. Morgan	Long Gilt Futures	3/2015	3,280,911	3,353,390	72,479
53	J.P. Morgan	U.S. Treasury 10-Year Note Futures	3/2015	6,695,593	6,720,235	24,642

				76,176,308	76,553,537	377,229

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY II HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts:
2	J.P. Morgan	LME Aluminum Futures^	1/2015	$(96,004)	$(91,573)	$4,431
1	J.P. Morgan	LME Aluminum Futures^	1/2015	(50,248)	(45,844)	4,404
1	J.P. Morgan	LME Aluminum Futures^	1/2015	(50,498)	(45,896)	4,602
5	J.P. Morgan	LME Aluminum Futures^	2/2015	(256,417)	(229,687)	26,730
1	J.P. Morgan	LME Aluminum Futures^	2/2015	(51,198)	(45,971)	5,227
2	J.P. Morgan	LME Aluminum Futures^	2/2015	(100,496)	(91,988)	8,508
34	J.P. Morgan	LME Aluminum Futures^	3/2015	(1,690,884)	(1,571,438)	119,446
1	J.P. Morgan	LME Aluminum Futures^	3/2015	(47,438)	(46,210)	1,228
2	J.P. Morgan	LME Aluminum Futures^	6/2015	(96,038)	(93,288)	2,750
1	J.P. Morgan	LME Copper Futures^	2/2015	(165,423)	(158,288)	7,135
1	J.P. Morgan	LME Copper Futures^	2/2015	(166,399)	(158,069)	8,330
2	J.P. Morgan	LME Copper Futures^	3/2015	(321,204)	(315,535)	5,669
13	J.P. Morgan	LME Copper Futures^	3/2015	(2,110,036)	(2,050,100)	59,936
4	J.P. Morgan	LME Copper Futures^	6/2015	(636,514)	(627,850)	8,664
3	J.P. Morgan	LME Lead Futures^	3/2015	(148,030)	(139,350)	8,680
1	J.P. Morgan	LME Lead Futures^	6/2015	(47,097)	(46,712)	385
1	J.P. Morgan	LME Nickel Futures^	3/2015	(101,397)	(90,758)	10,639
3	J.P. Morgan	LME Nickel Futures^	3/2015	(300,970)	(272,502)	28,468
1	J.P. Morgan	LME Zinc Futures^	1/2015	(57,123)	(54,166)	2,957
1	J.P. Morgan	LME Zinc Futures^	2/2015	(55,668)	(54,181)	1,487
1	J.P. Morgan	LME Zinc Futures^	3/2015	(54,461)	(54,393)	68
8	J.P. Morgan	LME Zinc Futures^	3/2015	(446,058)	(435,300)	10,758
2	J.P. Morgan	LME Zinc Futures^	6/2015	(108,176)	(109,363)	(1,187)

				(7,157,777)	(6,828,462)	329,315

				$69,018,531	$69,725,075	$706,544

Cash held as collateral at Barclays Capital, Goldman Sachs and J.P. Morgan for futures contracts was $596,426, $240,462 and $578,002, respectively at December 31, 2014.

^	Represents positions held in the respective Subsidiary (See Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2014:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/18/15*	CitiBank	BRL	160,000	$60,261	$59,011	$(1,250)
Brazilian Real, Expiring 03/18/15*	Credit Suisse International	BRL	160,000	60,261	59,011	(1,250)
Canadian Dollar, Expiring 03/18/15	CitiBank	CAD	4,000	3,505	3,437	(68)
Canadian Dollar, Expiring 03/18/15	Credit Suisse International	CAD	6,000	5,278	5,156	(122)
Swiss Franc, Expiring 03/18/15	CitiBank	CHF	35,000	35,935	35,252	(683)
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	46,000	47,261	46,331	(930)
Euro, Expiring 03/18/15	Credit Suisse International	EUR	169,629	209,738	205,396	(4,342)
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	61,000	96,124	95,019	(1,105)
Hong Kong Dollar, Expiring 03/18/15	Credit Suisse International	HKD	526,000	67,836	67,828	(8)

				$586,199	$576,441	$(9,758)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY II HV FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/18/15*	CitiBank	BRL	(175,000)	$(64,295)	$(64,543)	$(248)
Brazilian Real, Expiring 03/18/15*	Credit Suisse International	BRL	(175,000)	(64,421)	(64,543)	(122)
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	(7,000)	(7,120)	(7,050)	70
Euro, Expiring 03/18/15	CitiBank	EUR	(2,950,213)	(3,637,978)	(3,572,271)	65,707
Euro, Expiring 03/18/15	Credit Suisse International	EUR	(3,393,453)	(4,185,436)	(4,108,969)	76,467
British Pound, Expiring 03/18/15	CitiBank	GBP	(521,059)	(813,915)	(811,653)	2,262
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	(676,612)	(1,057,330)	(1,053,957)	3,373
Hong Kong Dollar, Expiring 03/18/15	CitiBank	HKD	(276,000)	(35,597)	(35,590)	7
Hong Kong Dollar, Expiring 03/18/15	Credit Suisse International	HKD	(323,000)	(41,657)	(41,651)	6

				(9,907,749)	(9,760,227)	147,522

				$(9,321,550)	$(9,183,786)	$137,764

Cash held as collateral at CitiBank for forward foreign currency exchange contracts was $170,000 at December 31, 2014.

*	Non-deliverable forward. (See Note 4).

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

TWD - Taiwanese Dollar

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY II MV FUND

GOVERNMENT RELATED OBLIGATIONS - 11.5%	INTEREST RATE	MATURITY DATE	CURRENCY	PRINCIPAL AMOUNT (000’S)	VALUE (Note 5)
Sovereign Debt - 11.5%
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	0.100%	04/15/23	EUR	$2,487	$3,142,827
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	0.750%	04/15/18	EUR	1,914	2,378,879
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	1.750%	04/15/20	EUR	1,096	1,479,118
France Government Bond OAT (France)	0.250%	07/25/18	EUR	832	1,025,545
France Government Bond OAT (France)	1.300%	07/25/19	EUR	2,025	2,639,721
United Kingdom Index Linked Treasury Gilt (United Kingdom)	0.125%	03/22/24	GBP	319	546,482
United Kingdom Treasury Gilt (United Kingdom)	1.875%	11/22/22	GBP	1,002	1,942,552

TOTAL GOVERNMENT RELATED OBLIGATIONS (cost $14,202,529)					13,155,124

U.S. TREASURY OBLIGATIONS - 14.9%
U.S. Treasury Inflation Protected Securities - 14.9%
U.S. Treasury Inflation Protected Securities	0.125%	04/15/18	USD	5,900	6,037,400
U.S. Treasury Inflation Protected Securities	0.125%	04/15/19	USD	5,800	5,812,340
U.S. Treasury Inflation Protected Securities	0.125%	01/15/23	USD	1,000	994,646
U.S. Treasury Inflation Protected Securities	0.125%	07/15/24	USD	700	674,099
U.S. Treasury Inflation Protected Securities	0.375%	07/15/23	USD	1,100	1,109,573
U.S. Treasury Inflation Protected Securities	0.625%	01/15/24	USD	1,000	1,021,953
U.S. Treasury Inflation Protected Securities	2.125%	01/15/19	USD	1,100	1,307,133

TOTAL U.S. TREASURY OBLIGATIONS (cost $17,272,678)					16,957,144

MONEY MARKET FUNDS - 56.2%				SHARES
BlackRock Liquidity Funds TempFund Portfolio - Series I, Institutional Shares, 0.070% (a)^				657,626	657,626
Dreyfus Treasury Cash Management, Class I, 0.010% (a)^				2,630,501	2,630,501
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (a)^				53,119,315	53,119,315
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)(b)^				4,600,031	4,600,031
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (a)^				3,288,127	3,288,127

TOTAL MONEY MARKET FUNDS (cost $64,295,600)					64,295,600

SHORT-TERM INVESTMENTS - 16.4%				PRINCIPAL AMOUNT (000’S)
U.S. Treasury Bills, 0.037%, 04/09/2015 (c)				$7,457	7,457,448
U.S. Treasury Bills, 0.045%, 02/05/2015 (c)				2,944	2,943,929
U.S. Treasury Bills, 0.045%, 02/05/2015 (c)^				900	899,979
U.S. Treasury Bills, 0.055%, 01/29/2015 (c)				5,151	5,150,902
U.S. Treasury Bills, 0.055%, 01/29/2015 (c)^				2,319	2,318,956

TOTAL SHORT-TERM INVESTMENTS (cost $18,770,755)					18,771,214

TOTAL INVESTMENTS IN SECURITIES, AT VALUE - 99.0% (cost $114,541,562)					113,179,082

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0% (d)					1,185,634

NET ASSETS - 100.0%					$114,364,716

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Represents annualized seven-day yield as of December 31, 2014.
(b)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY II MV FUND
(d)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

^ All or a portion represents positions held in the respective Subsidiary (See Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

USD - United States Dollar

Total return swap contracts outstanding as of December 31, 2014:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	10-Year Canadian Bond March Futures	3/2015	CAD	407,631	$6,935
Goldman Sachs	Bovespa Index February Futures	2/2015	BRL	2,651,547	45,818
CitiBank	Brent Crude February Futures^	3/2015	USD	710,930	(128,830)
CitiBank	Brent Crude January Futures^	2/2015	USD	828,916	(255,591)
CitiBank	Brent Crude January Futures^	2/2015	USD	(704,400)	131,087
Deutsche Bank	Brent Crude February Futures^	2/2015	USD	1,654,390	(315,560)
Deutsche Bank	Brent Crude February Futures^	2/2015	USD	(250,260)	17,420
Deutsche Bank	Brent Crude January Futures^	1/2015	USD	2,070,960	(695,040)
Deutsche Bank	Brent Crude January Futures^	1/2015	USD	(1,727,470)	351,550
CitiBank	Cocoa March Futures^	2/2015	USD	29,280	(180)
CitiBank	Cocoa March Futures^	2/2015	USD	(28,580)	(520)
CitiBank	Coffee ‘C’ March Futures^	2/2015	USD	292,838	(42,938)
CitiBank	Corn March Futures^	2/2015	USD	1,158,789	111,575
CitiBank	Corn March Futures^	2/2015	USD	(146,235)	(12,561)
CitiBank	Cotton No. 2 March Futures^	2/2015	USD	397,420	(5,664)
CitiBank	Cotton No. 2 March Futures^	2/2015	USD	(60,670)	400
Bank of America	Euro - Bund March Futures	3/2015	EUR	5,517,912	115,193
Deutsche Bank	Gas Oil March Futures^	3/2015	USD	504,225	(31,500)
CitiBank	Gas Oil March Futures^	3/2015	USD	169,800	(12,225)
CitiBank	Gas Oil January Futures^	1/2015	USD	78,800	(26,180)
CitiBank	Gas Oil January Futures^	1/2015	USD	(69,300)	16,680
CitiBank	Gas Oil February Futures^	2/2015	USD	189,975	(29,610)
CitiBank	Gas Oil February Futures^	2/2015	USD	(168,900)	8,541
Deutsche Bank	Gas Oil February Futures^	2/2015	USD	640,350	(171,225)
Deutsche Bank	Gas Oil February Futures^	2/2015	USD	(501,300)	32,175
Deutsche Bank	Gasoline RBOB February Futures^	2/2015	USD	1,245,216	(171,289)
Deutsche Bank	Gasoline RBOB January Futures^	1/2015	USD	1,919,818	(559,598)
Deutsche Bank	Gasoline RBOB January Futures^	1/2015	USD	(1,644,577)	284,357
Deutsche Bank	Gasoline RBOB February Futures^	2/2015	USD	(269,501)	16,813
Barclays Capital	Gold 100 OZ February Futures^	1/2015	USD	1,435,080	(14,160)
Goldman Sachs	Hang Seng Index January Futures	1/2015	HKD	2,343,542	2,754
Bank of America	Hang Seng Index January Futures	1/2015	HKD	2,339,940	3,218
Deutsche Bank	Heating Oil ULSD February Futures^	2/2015	USD	592,460	(58,204)
Deutsche Bank	Heating Oil ULSD February Futures^	2/2015	USD	(78,309)	1,987
Deutsche Bank	Heating Oil ULSD January Futures^	1/2015	USD	610,239	(148,172)
Deutsche Bank	Heating Oil ULSD January Futures^	1/2015	USD	(514,861)	52,794
Goldman Sachs	H-SHARES Index January Futures	1/2015	HKD	15,324,608	33,660
Bank of America	H-SHARES Index January Futures	1/2015	HKD	2,962,806	4,445
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	1,422,570	(48,750)
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	(62,804)	(2,616)
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	571,403	(51,723)
Deutsche Bank	Live Cattle February Futures^	2/2015	USD	(36,296)	3,816
CitiBank	LME Aluminum March Futures^	3/2015	USD	157,875	(19,219)
CitiBank	LME Copper March Futures^	3/2015	USD	694,250	(63,450)
CitiBank	LME Zinc March Futures^	3/2015	USD	59,731	(5,319)
CitiBank	LME Aluminum March Futures^	3/2015	USD	(150,600)	11,944
CitiBank	LME Copper March Futures^	3/2015	USD	(637,500)	6,700
CitiBank	LME Zinc March Futures^	3/2015	USD	(55,250)	838

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY II MV FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
CitiBank	LME Aluminum June Futures^	6/2015	USD	151,275	$(11,344)
CitiBank	LME Copper June Futures^	6/2015	USD	636,000	(8,150)
CitiBank	LME Zinc June Futures^	6/2015	USD	55,438	(756)
CitiBank	LME Lead March Futures^	3/2015	USD	56,187	(9,738)
CitiBank	LME Lead March Futures^	3/2015	USD	(50,600)	4,150
CitiBank	LME Lead June Futures^	6/2015	USD	50,787	(4,075)
Bank of America	Long Gilt March Futures	3/2015	GBP	932,132	37,811
Goldman Sachs	MSCI Taiwan Stock Index January Futures	1/2015	USD	1,621,971	24,909
Deutsche Bank	Natural Gas Swap January Futures^	1/2015	USD	256,230	(82,890)
CitiBank	Natural Gas Swap December Futures^	1/2015	USD	578,900	(132,437)
CitiBank	Natural Gas Swap February Futures^	3/2015	USD	399,740	(81,150)
CitiBank	Natural Gas Swap February Futures^	3/2015	USD	(109,660)	22,772
Deutsche Bank	Natural Gas Swap January Futures^	1/2015	USD	(234,426)	61,086
CitiBank	Natural Gas Swap December Futures^	1/2015	USD	(610,960)	164,496
CitiBank	Natural Gas Swap January Futures^	2/2015	USD	605,780	(201,287)
CitiBank	Natural Gas Swap January Futures^	2/2015	USD	(514,470)	109,992
Goldman Sachs	SGX S&P CNX Nifty Index January Futures	1/2015	USD	699,972	2,184
Barclays Capital	Silver March Futures^	2/2015	USD	82,745	(4,750)
Deutsche Bank	Soybean May Futures^	4/2015	USD	634,050	(15,750)
CitiBank	Soybean March Futures^	2/2015	USD	143,678	9,844
CitiBank	Soybean May Futures^	4/2015	USD	159,043	(4,468)
CitiBank	Soybean March Futures^	2/2015	USD	(158,025)	4,499
Deutsche Bank	Soybean March Futures^	2/2015	USD	573,240	40,860
Deutsche Bank	Soybean March Futures^	2/2015	USD	(629,925)	15,825
CitiBank	Soybean Meal March Futures^	2/2015	USD	284,560	(6,480)
CitiBank	Soybean Oil March Futures^	2/2015	USD	421,609	2,639
CitiBank	Sugar #11 (World Markets) February Futures^	2/2015	USD	173,628	(27,267)
Goldman Sachs	Swiss Market Index March Futures	3/2015	CHF	1,585,315	18,129
Goldman Sachs	Taiwan Stock Exchange January Futures	1/2015	TWD	5,406,840	5,089
Bank of America	U.S. Treasury 10-Year Note March Futures	3/2015	USD	46,744,445	297,196
CitiBank	Wheat March Futures^	2/2015	USD	157,940	18,986
CitiBank	WTI Crude February Futures^	3/2015	USD	2,036,960	(318,560)
CitiBank	WTI Crude January Futures^	2/2015	USD	2,022,843	(584,484)
CitiBank	WTI Crude January Futures^	2/2015	USD	(1,725,300)	286,976
Deutsche Bank	WTI Crude February Futures^	2/2015	USD	1,207,830	(187,530)
Deutsche Bank	WTI Crude February Futures^	2/2015	USD	(166,260)	5,160
Deutsche Bank	WTI Crude January Futures^	1/2015	USD	1,463,380	(451,250)
Deutsche Bank	WTI Crude January Futures^	1/2015	USD	(1,204,220)	192,090

					$(2,417,097)

Money Market Fund is pledged as collateral to CitiBank, Deutsche Bank and Goldman Sachs for total return swap contracts in the amount of $1,550,009, $2,520,021, and $530,000, respectively at December 31, 2014. Additional cash held as collateral for Bank of America for total return swap contracts in the amount of $320,000 at December 31, 2014.

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
1	Goldman Sachs	Cocoa Futures^	3/2015	$28,742	$29,100	$358
5	Goldman Sachs	Coffee ‘C’ Futures^	3/2015	357,040	312,375	(44,665)
15	Goldman Sachs	Corn Futures^	3/2015	291,078	297,750	6,672
5	Goldman Sachs	Gold 100 OZ Futures^	2/2015	603,813	592,050	(11,763)
5	Goldman Sachs	Live Cattle Futures^	2/2015	175,978	162,400	(13,578)
2	Goldman Sachs	Live Cattle Futures^	2/2015	133,685	130,840	(2,845)
1	Goldman Sachs	Live Cattle Futures^	3/2015	108,517	108,663	146
2	J.P. Morgan	LME Aluminum Futures^	1/2015	96,254	91,573	(4,681)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY II MV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
2	J.P. Morgan	LME Aluminum Futures^	1/2015	$100,194	$91,687	$(8,507)
6	J.P. Morgan	LME Aluminum Futures^	2/2015	308,113	275,625	(32,488)
5	J.P. Morgan	LME Aluminum Futures^	2/2015	253,123	229,969	(23,154)
1	J.P. Morgan	LME Aluminum Futures^	2/2015	50,349	45,994	(4,355)
1	J.P. Morgan	LME Aluminum Futures^	3/2015	49,378	46,098	(3,280)
51	J.P. Morgan	LME Aluminum Futures^	3/2015	2,626,620	2,357,156	(269,464)
1	J.P. Morgan	LME Aluminum Futures^	3/2015	47,503	46,210	(1,293)
40	J.P. Morgan	LME Aluminum Futures^	6/2015	1,989,652	1,865,750	(123,902)
1	J.P. Morgan	LME Copper Futures^	1/2015	167,998	158,325	(9,673)
1	J.P. Morgan	LME Copper Futures^	2/2015	167,023	158,250	(8,773)
1	J.P. Morgan	LME Copper Futures^	2/2015	167,002	158,175	(8,827)
1	J.P. Morgan	LME Copper Futures^	3/2015	160,715	157,767	(2,948)
2	J.P. Morgan	LME Copper Futures^	3/2015	321,406	315,600	(5,806)
16	J.P. Morgan	LME Copper Futures^	3/2015	2,723,672	2,523,200	(200,472)
10	J.P. Morgan	LME Copper Futures^	6/2015	1,596,091	1,569,625	(26,466)
1	J.P. Morgan	LME Lead Futures^	1/2015	49,852	46,219	(3,633)
1	J.P. Morgan	LME Lead Futures^	1/2015	50,761	46,284	(4,477)
1	J.P. Morgan	LME Lead Futures^	3/2015	50,878	46,425	(4,453)
4	J.P. Morgan	LME Lead Futures^	3/2015	218,090	185,800	(32,290)
3	J.P. Morgan	LME Lead Futures^	6/2015	152,952	140,138	(12,814)
1	J.P. Morgan	LME Nickel Futures^	3/2015	101,332	90,758	(10,574)
5	J.P. Morgan	LME Nickel Futures^	3/2015	586,048	454,169	(131,879)
5	J.P. Morgan	LME Nickel Futures^	6/2015	495,098	455,970	(39,128)
1	J.P. Morgan	LME Zinc Futures^	1/2015	56,681	54,190	(2,491)
1	J.P. Morgan	LME Zinc Futures^	3/2015	55,703	54,356	(1,347)
14	J.P. Morgan	LME Zinc Futures^	3/2015	812,625	761,775	(50,850)
12	J.P. Morgan	LME Zinc Futures^	6/2015	668,997	656,175	(12,822)
16	Goldman Sachs	Silver Futures^	3/2015	1,303,743	1,247,920	(55,823)
19	Goldman Sachs	Soybean Futures^	5/2015	1,001,894	978,975	(22,919)
4	Goldman Sachs	Soybean Meal Futures^	3/2015	142,938	139,040	(3,898)
4	Goldman Sachs	Soybean Oil Futures^	3/2015	77,231	77,136	(95)
19	Goldman Sachs	Sugar #11 (World Markets) Futures^	2/2015	348,519	308,986	(39,533)
5	Goldman Sachs	Wheat Futures^	3/2015	138,110	147,438	9,328
5	Barclays Capital	Amsterdam Index Futures	1/2015	508,069	514,271	6,202
15	Barclays Capital	CAC40 Index Futures	1/2015	762,832	776,307	13,475
4	Barclays Capital	DAX Index Futures	3/2015	1,188,817	1,191,112	2,295
14	Barclays Capital	E-Mini Russell 2000 Futures	3/2015	1,595,892	1,680,980	85,088
55	Barclays Capital	Euro Stoxx 50 Index	3/2015	2,023,221	2,085,097	61,876
32	Barclays Capital	FTSE 100 Index Futures	3/2015	3,120,779	3,253,110	132,331
19	J.P. Morgan	FTSE/JSE Top 40 Index Futures	3/2015	695,007	726,937	31,930
5	Barclays Capital	Hang Seng Index Futures	1/2015	769,372	762,414	(6,958)
9	Barclays Capital	H-SHARES Index Futures	1/2015	694,059	695,718	1,659
2	Barclays Capital	IBEX 35 Index Futures	1/2015	236,969	247,923	10,954
12	Barclays Capital	KOSPI Index 200 Futures	3/2015	1,371,846	1,331,938	(39,908)
202	Barclays Capital	S&P 500 E-Mini Futures	3/2015	20,020,784	20,729,240	708,456
14	Barclays Capital	S&P MID 400 E-Mini Futures	3/2015	1,947,741	2,028,040	80,299
7	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	3/2015	961,381	1,026,201	64,820
17	Barclays Capital	SGX S&P CNX Nifty Index Futures	1/2015	283,675	284,206	531
2	Barclays Capital	SPI 200 Index Futures	3/2015	215,313	219,734	4,421
31	Barclays Capital	TOPIX Index Futures	3/2015	3,722,203	3,642,720	(79,483)
19	J.P. Morgan	10-Year Japanese Government Bond	3/2015	2,329,811	2,345,100	15,289
6	J.P. Morgan	10-Year Japanese Government Bond	3/2015	7,375,224	7,403,072	27,848
29	J.P. Morgan	Australia 10-Year Bond Futures	3/2015	2,994,008	3,033,910	39,902
36	J.P. Morgan	Canadian 10-Year Bond Futures	3/2015	4,217,172	4,292,236	75,064
123	J.P. Morgan	Euro - Bund Futures	3/2015	22,799,827	23,199,091	399,264
37	J.P. Morgan	Long Gilt Futures	3/2015	6,743,376	6,893,079	149,703
241	J.P. Morgan	U.S. Treasury 10-Year Note Futures	3/2015	30,437,050	30,558,047	120,997

				135,849,826	136,536,419	686,593

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY II MV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts:
2	J.P. Morgan	LME Aluminum Futures^	1/2015	$(96,004)	$(91,573)	$4,431
2	J.P. Morgan	LME Aluminum Futures^	1/2015	(100,496)	(91,688)	8,808
6	J.P. Morgan	LME Aluminum Futures^	2/2015	(307,701)	(275,625)	32,076
5	J.P. Morgan	LME Aluminum Futures^	2/2015	(251,614)	(229,969)	21,645
1	J.P. Morgan	LME Aluminum Futures^	2/2015	(50,248)	(45,994)	4,254
1	J.P. Morgan	LME Aluminum Futures^	3/2015	(49,397)	(46,098)	3,299
51	J.P. Morgan	LME Aluminum Futures^	3/2015	(2,535,549)	(2,357,156)	178,393
1	J.P. Morgan	LME Aluminum Futures^	3/2015	(47,438)	(46,210)	1,228
3	J.P. Morgan	LME Aluminum Futures^	6/2015	(145,685)	(139,931)	5,754
1	J.P. Morgan	LME Copper Futures^	1/2015	(169,248)	(158,325)	10,923
1	J.P. Morgan	LME Copper Futures^	2/2015	(166,660)	(158,250)	8,410
1	J.P. Morgan	LME Copper Futures^	2/2015	(167,329)	(158,175)	9,154
1	J.P. Morgan	LME Copper Futures^	3/2015	(160,602)	(157,767)	2,835
2	J.P. Morgan	LME Copper Futures^	3/2015	(321,587)	(315,600)	5,987
16	J.P. Morgan	LME Copper Futures^	3/2015	(2,598,861)	(2,523,200)	75,661
4	J.P. Morgan	LME Copper Futures^	6/2015	(638,501)	(627,850)	10,651
1	J.P. Morgan	LME Lead Futures^	1/2015	(49,821)	(46,219)	3,602
1	J.P. Morgan	LME Lead Futures^	1/2015	(50,748)	(46,284)	4,464
1	J.P. Morgan	LME Lead Futures^	3/2015	(51,022)	(46,425)	4,597
4	J.P. Morgan	LME Lead Futures^	3/2015	(202,265)	(185,800)	16,465
1	J.P. Morgan	LME Lead Futures^	6/2015	(51,122)	(46,712)	4,410
1	J.P. Morgan	LME Nickel Futures^	3/2015	(101,397)	(90,758)	10,639
5	J.P. Morgan	LME Nickel Futures^	3/2015	(496,204)	(454,170)	42,034
1	J.P. Morgan	LME Zinc Futures^	1/2015	(56,248)	(54,190)	2,058
1	J.P. Morgan	LME Zinc Futures^	3/2015	(56,006)	(54,356)	1,650
14	J.P. Morgan	LME Zinc Futures^	3/2015	(772,406)	(761,775)	10,631
3	J.P. Morgan	LME Zinc Futures^	6/2015	(163,535)	(164,044)	(509)

				(9,857,694)	(9,374,144)	483,550

				$125,992,132	$127,162,275	$1,170,143

Cash held as collateral at Barclays Capital, Goldman Sachs and J.P. Morgan for futures contracts was $792,818, $346,926 and $1,053,245, respectively at December 31, 2014.

^	Represents positions held in the respective Subsidiary (See Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2014:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/18/15*	CitiBank	BRL	265,000	$97,095	$97,736	$641
Brazilian Real, Expiring 03/18/15*	Credit Suisse International	BRL	265,000	97,095	97,736	641
Canadian Dollar, Expiring 03/18/15	CitiBank	CAD	4,000	3,505	3,437	(68)
Canadian Dollar, Expiring 03/18/15	Credit Suisse International	CAD	7,000	6,165	6,015	(150)
Swiss Franc, Expiring 03/18/15	CitiBank	CHF	35,500	36,449	35,755	(694)
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	45,500	46,746	45,827	(919)
Euro, Expiring 03/18/15	Credit Suisse International	EUR	32,000	39,413	38,748	(665)
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	70,000	110,439	109,038	(1,401)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR RISK PARITY II MV FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong Dollar, Expiring 03/18/15	CitiBank	HKD	9,500	$ 1,225	$ 1,225	$ —
Hong Kong Dollar, Expiring 03/18/15	Credit Suisse International	HKD	1,009,500	130,190	130,176	(14)
Japanese Yen, Expiring 03/18/15	Credit Suisse International	JPY	35,000	295	292	(3)

				$568,617	$565,985	$(2,632)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/18/15*	CitiBank	BRL	(290,000)	$(106,547)	$(106,956)	$(409)
Brazilian Real, Expiring 03/18/15*	Credit Suisse International	BRL	(290,000)	(106,756)	(106,956)	(200)
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	(11,000)	(11,189)	(11,079)	110
Euro, Expiring 03/18/15	CitiBank	EUR	(4,215,260)	(5,197,937)	(5,104,055)	93,882
Euro, Expiring 03/18/15	Credit Suisse International	EUR	(4,662,791)	(5,751,573)	(5,645,950)	105,623
British Pound, Expiring 03/18/15	CitiBank	GBP	(731,214)	(1,142,186)	(1,139,011)	3,175
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	(847,613)	(1,324,486)	(1,320,325)	4,161
Hong Kong Dollar, Expiring 03/18/15	CitiBank	HKD	(915,000)	(118,030)	(117,990)	40
Hong Kong Dollar, Expiring 03/18/15	Credit Suisse International	HKD	(972,000)	(125,381)	(125,340)	41
Japanese Yen, Expiring 03/18/15	Credit Suisse International	JPY	(35,000)	(294)	(292)	2

				(13,884,379)	(13,677,954)	206,425

				$(13,315,762)	$(13,111,969)	$203,793

Cash held as collateral for Credit Suisse International for forward foreign currency exchange contracts in the amount of $10,000 at December 31, 2014. Cash held as collateral at CitiBank for forward foreign currency exchange contracts in the amount of $150,000 at December 31, 2014.

*	Non-deliverable forward. (See Note 4).

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

TWD - Taiwanese Dollar

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

LONG INVESTMENTS - 119.5%	SHARES	VALUE (Note 5)
COMMON STOCKS - 39.1%

Belgium - 0.8%
Anheuser-Busch InBev NV (a)	2,441	$274,714
Belgacom SA (a)	52,241	1,895,487
bpost SA (a)	27,720	696,341
Colruyt SA (a)	3,388	157,506
Delhaize Group SA (a)	12,914	940,466
Umicore SA (a)	3,384	136,173

		4,100,687

Denmark - 0.8%
AP Moeller - Maersk A/S, Class B (a)	708	1,408,178
Chr Hansen Holding A/S (a)	3,135	138,891
Coloplast A/S, Class B (a)	1,478	123,686
Danske Bank A/S (a)	15,138	409,269
GN Store Nord A/ S (a)	6,850	149,658
H Lundbeck A/S	1,328	26,360
Jyske Bank A/S †(a)	12,072	610,196
Novo Nordisk A/S, Class B (a)	6,118	258,790
TDC A/S (a)	59,461	453,503
Tryg A/S (a)	1,100	122,910
William Demant Holding A/S †(a)	1,581	119,874

		3,821,315

Finland - 0.9%
Elisa OYJ (a)	10,943	298,689
Fortum OYJ (a)	22,558	489,769
Kesko OYJ, B Shares (a)	3,714	135,073
Metso OYJ (a)	2,565	76,795
Neste Oil OYJ (a)	43,039	1,048,326
Orion OYJ, Class B (a)	33,884	1,053,809
Sampo OYJ, A Shares (a)	8,740	409,158
Stora Enso OYJ, R Shares (a)	22,643	202,450
UPM-Kymmene OYJ (a)	36,207	593,367

		4,307,436

Germany - 3.2%
Aurubis AG (a)	6,814	380,904
Axel Springer SE (a)	4,774	287,943
BASF SE (a)	2,655	222,704
Bayer AG (a)	4,087	557,093
Bayerische Motoren Werke AG (a)	5,619	606,393
Brenntag AG (a)	12,861	719,060
Continental AG (a)	3,870	816,271
Deutsche Post AG (a)	27,524	893,481
Deutsche Telekom AG (a)	70,506	1,128,120
Fraport AG Frankfurt Airport Services Worldwide (a)	159	9,175
Fresenius Medical Care AG & Co. KGaA (a)	16,819	1,255,317
GEA Group AG (a)	2,560	112,553
Hannover Rueck SE (a)	14,434	1,302,111
HeidelbergCement AG (a)	2,769	195,436
HUGO BOSS AG (a)	1,451	177,503
K+S AG (a)	22,175	611,923
Linde AG (a)	1,597	294,171
Merck KGaA (a)	20,015	1,883,579
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (a)	11,350	2,260,211
ProSiebenSat.1 Media AG (a)	6,285	262,608
Rhoen Klinikum AG (a)	22,300	624,995
STADA Arzneimittel AG (a)	3,387	102,771
Symrise AG (a)	7,912	476,659
Telefonica Deutschland Holding AG †	9,809	51,986

	SHARES	VALUE (Note 5)

Germany - 3.2% (continued)
TUI AG	11,703	$194,039
United Internet AG (a)	747	33,649

		15,460,655

Italy - 1.8%
A2A SpA	193,716	196,290
Atlantia SpA	26,828	623,535
Autogrill SpA †	57,877	436,479
Davide Campari-Milano SpA	18,587	116,019
Enel SpA	126,884	565,588
Eni SpA (a)	104,201	1,825,236
Finmeccanica SpA †	47,102	437,805
GTECH SpA	13,265	296,192
Hera SpA	56,648	133,393
Luxottica Group SpA	2,445	134,032
Mediobanca SpA	123,204	1,001,097
Pirelli & C. SpA	61,332	827,209
Snam SpA	130,098	643,884
Terna Rete Elettrica Nazionale SpA	187,180	850,203
Tod’s SpA	319	27,626
Unione di Banche Italiane SCpA	65,262	466,771

		8,581,359

Japan - 20.8%
ABC-Mart, Inc. (a)	11,000	532,270
Air Water, Inc. (a)	11,000	174,234
Aisin Seiki Co., Ltd. (a)	16,700	600,005
Ajinomoto Co., Inc. (a)	2,000	37,234
Alfresa Holdings Corp. (a)	63,000	760,785
ANA Holdings, Inc. (a)	136,000	336,278
Aozora Bank Ltd. (a)	205,000	634,587
Asahi Group Holdings Ltd. (a)	8,100	250,592
Asahi Kasei Corp. (a)	292,000	2,663,750
Astellas Pharma, Inc. (a)	68,800	957,841
Bandai Namco Holdings, Inc. (a)	60,400	1,278,746
Bank of Kyoto Ltd./The (a)	4,000	33,438
Bank of Yokohama Ltd./The (a)	144,000	782,105
Benesse Holdings, Inc. (a)	10,200	302,664
Bridgestone Corp. (a)	15,400	534,102
Brother Industries Ltd. (a)	129,800	2,352,930
Calbee, Inc. (a)	3,900	134,343
Canon, Inc. (a)	46,000	1,462,053
Central Japan Railway Co. (a)	14,900	2,233,157
Chiba Bank Ltd./The (a)	71,000	465,256
Chiyoda Corp. (a)	66,000	546,810
Chugoku Bank Ltd./The (a)	39,200	534,333
Coca-Cola West Co., Ltd. (a)	20,400	281,313
Dai Nippon Printing Co., Ltd. (a)	94,000	846,616
Daicel Corp. (a)	105,000	1,226,451
Daihatsu Motor Co., Ltd. (a)	30,600	399,662
Daiwa House Industry Co., Ltd. (a)	13,000	245,586
Denso Corp. (a)	10,600	494,043
Dentsu, Inc. (a)	1,400	58,858
Disco Corp. (a)	5,800	463,899
East Japan Railway Co. (a)	8,800	663,263
Electric Power Development Co., Ltd. (a)	11,600	391,975
FamilyMart Co., Ltd. (a)	8,300	312,610
Fuji Electric Co., Ltd. (a)	138,000	550,190
Fuji Heavy Industries Ltd. (a)	26,000	920,036
FUJIFILM Holdings Corp. (a)	30,600	933,715
Fujitsu Ltd. (a)	258,000	1,375,570
Fukuoka Financial Group, Inc. (a)	183,000	943,451
Hakuhodo DY Holdings, Inc. (a)	83,600	800,046

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

	SHARES	VALUE (Note 5)

Japan - 20.8% (continued)
Hikari Tsushin, Inc. (a)	13,800	$839,377
Hino Motors Ltd. (a)	21,500	283,011
Hirose Electric Co., Ltd. (a)	700	81,216
Hitachi Chemical Co., Ltd. (a)	40,700	719,039
Hitachi High-Technologies Corp. (a)	23,600	677,950
Hitachi Metals Ltd. (a)	53,000	900,517
Hokuriku Electric Power Co. (a)	2,300	29,372
Hoya Corp. (a)	64,300	2,174,937
Ibiden Co., Ltd. (a)	16,300	240,688
Idemitsu Kosan Co., Ltd. (a)	17,600	290,634
Inpex Corp. (a)	45,200	503,210
ITOCHU Corp. (a)	75,900	810,240
Itochu Techno-Solutions Corp. (a)	18,100	638,647
Japan Airlines Co., Ltd. (a)	100,500	2,979,730
Japan Petroleum Exploration Co., Ltd. (a)	2,300	72,260
JGC Corp. (a)	34,000	699,951
Joyo Bank Ltd./The (a)	32,000	158,460
JTEKT Corp. (a)	19,100	321,449
JX Holdings, Inc. (a)	2,800	10,896
Kamigumi Co., Ltd. (a)	28,000	249,419
Kaneka Corp. (a)	54,000	289,344
Kao Corp. (a)	16,200	638,840
KDDI Corp. (a)	17,600	1,105,703
Keyence Corp. (a)	1,500	668,392
Kinden Corp. (a)	86,000	868,660
Kobayashi Pharmaceutical Co., Ltd. (a)	600	34,912
Koito Manufacturing Co., Ltd. (a)	3,500	107,071
Komatsu Ltd. (a)	42,200	932,955
Konica Minolta, Inc. (a)	50,500	550,249
Kurita Water Industries Ltd. (a)	26,300	548,411
Lawson, Inc. (a)	4,600	277,969
Mabuchi Motor Co., Ltd. (a)	9,800	388,986
Makita Corp. (a)	12,600	567,781
Marubeni Corp. (a)	46,100	275,834
Maruichi Steel Tube Ltd. (a)	13,600	289,453
Medipal Holdings Corp. (a)	20,000	233,594
MEIJI Holdings Co., Ltd. (a)	3,800	345,721
Miraca Holdings, Inc. (a)	6,500	279,623
Mitsubishi Electric Corp. (a)	100,000	1,187,806
Mitsubishi Tanabe Pharma Corp. (a)	67,000	982,127
Mitsubishi UFJ Financial Group, Inc. (a)	67,300	369,762
Mitsui & Co., Ltd. (a)	123,100	1,648,695
Mizuho Financial Group, Inc.	194,800	326,544
Murata Manufacturing Co., Ltd. (a)	10,200	1,113,034
Nagoya Railroad Co., Ltd. (a)	122,000	454,233
NGK Spark Plug Co., Ltd. (a)	4,100	124,580
NH Foods Ltd. (a)	40,000	875,132
NHK Spring Co., Ltd. (a)	30,800	268,002
Nidec Corp. (a)	6,600	426,265
Nippon Express Co., Ltd. (a)	27,000	136,830
Nippon Telegraph & Telephone Corp. (a)	38,400	1,961,573
Nippon Yusen KK (a)	13,000	36,719
Nishi-Nippon City Bank Ltd./The (a)	258,000	742,355
Nissin Foods Holdings Co., Ltd. (a)	11,500	548,126
Nitori Holdings Co., Ltd. (a)	11,100	596,387
NOK Corp. (a)	41,100	1,046,139
Nomura Research Institute Ltd. (a)	4,700	143,750
NTT DOCOMO, Inc. (a)	66,200	964,074
Omron Corp. (a)	20,100	899,183
Oracle Corp. Japan (a)	1,200	48,895
Oriental Land Co., Ltd. (a)	10,700	2,467,569
Osaka Gas Co., Ltd. (a)	250,000	933,738
Otsuka Corp. (a)	25,600	811,736
Otsuka Holdings Co., Ltd. (a)	127,400	3,819,607

	SHARES	VALUE (Note 5)

Japan - 20.8% (continued)
Park24 Co., Ltd. (a)	6,200	$91,272
Resona Holdings, Inc. (a)	442,600	2,235,795
Ricoh Co., Ltd. (a)	41,000	414,471
Rinnai Corp. (a)	1,400	94,069
Rohm Co., Ltd. (a)	25,400	1,530,433
Sankyo Co., Ltd. (a)	9,800	336,178
Santen Pharmaceutical Co., Ltd. (a)	500	26,917
Secom Co., Ltd. (a)	24,200	1,390,402
Seiko Epson Corp. (a)	23,500	983,339
Sekisui Chemical Co., Ltd. (a)	102,000	1,227,159
Seven & i Holdings Co., Ltd. (a)	36,200	1,302,163
Seven Bank Ltd. (a)	221,600	930,163
Shimadzu Corp. (a)	22,000	223,784
Shimamura Co., Ltd. (a)	4,900	422,855
Shimano, Inc. (a)	4,700	608,752
Showa Shell Sekiyu KK (a)	34,300	337,871
SMC Corp. (a)	1,100	288,447
Stanley Electric Co., Ltd. (a)	12,900	278,556
Sumitomo Corp. (a)	35,300	362,555
Sumitomo Heavy Industries Ltd. (a)	363,000	1,952,572
Sumitomo Metal Mining Co., Ltd. (a)	4,000	59,660
Sumitomo Mitsui Financial Group, Inc. (a)	12,000	433,833
Sumitomo Rubber Industries Ltd. (a)	64,300	955,888
Suruga Bank Ltd. (a)	9,100	167,231
Suzuken Co., Ltd. (a)	5,700	157,453
Suzuki Motor Corp. (a)	15,000	449,510
Sysmex Corp. (a)	1,400	62,136
Taisei Corp. (a)	116,000	657,954
Taisho Pharmaceutical Holdings Co., Ltd. (a)	5,200	317,723
Takashimaya Co., Ltd. (a)	12,000	95,816
THK Co., Ltd. (a)	21,300	511,879
Toho Co., Ltd. (a)	3,700	83,951
Toho Gas Co., Ltd. (a)	83,000	406,067
Tohoku Electric Power Co., Inc. (a)	106,900	1,243,940
Tokio Marine Holdings, Inc. (a)	4,200	136,406
Tokyo Electric Power Co., Inc. †(a)	152,700	621,079
Tokyo Gas Co., Ltd. (a)	272,000	1,467,621
TonenGeneral Sekiyu KK (a)	25,000	213,415
Toppan Printing Co., Ltd. (a)	35,000	227,411
TOTO Ltd. (a)	89,000	1,035,311
Toyo Suisan Kaisha Ltd. (a)	21,100	679,397
Toyoda Gosei Co., Ltd. (a)	5,000	100,571
Toyota Industries Corp. (a)	6,200	317,761
Unicharm Corp. (a)	6,000	143,815
USS Co., Ltd. (a)	71,500	1,098,576
West Japan Railway Co. (a)	16,800	794,275
Yamada Denki Co., Ltd. (a)	45,900	154,000
Yamaha Corp. (a)	9,800	144,451
Yamaha Motor Co., Ltd. (a)	45,800	916,334
Yamato Holdings Co., Ltd. (a)	8,700	172,275
Yamazaki Baking Co., Ltd. (a)	40,000	493,570
Yokohama Rubber Co., Ltd./The (a)	5,000	45,527

		101,934,748

Luxembourg - 0.0% (b)
Millicom International Cellular SA SDR	1,153	85,432

Netherlands - 1.6%
Boskalis Westminster NV (a)	34,903	1,909,371
Delta Lloyd NV (a)	72,035	1,584,075
Heineken NV (a)	5,469	388,341
Koninklijke Ahold NV (a)	86,852	1,543,609
Koninklijke DSM NV (a)	2,204	134,429
Koninklijke Philips NV (a)	7,973	231,105

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

	SHARES	VALUE (Note 5)

Netherlands - 1.6% (continued)
QIAGEN NV †(a)	1,569	$36,547
Royal Dutch Shell PLC, A Shares (a)	30,332	1,010,940
Wolters Kluwer NV (a)	38,081	1,162,050

		8,000,467

Norway - 1.5%
DNB ASA (a)	115,332	1,701,219
Gjensidige Forsikring ASA (a)	13,157	214,688
Marine Harvest ASA (a)	44,676	613,420
Orkla ASA (a)	43,247	294,403
Statoil ASA (a)	97,819	1,722,283
Telenor ASA (a)	47,330	957,420
Yara International ASA (a)	44,920	2,000,396

		7,503,829

Spain - 2.6%
Acciona SA †(a)	2,683	181,047
Acerinox SA	14,008	211,336
ACS Actividades de Construccion y Servicios SA (a)	16,433	572,773
Amadeus IT Holding SA, A Shares (a)	21,424	853,261
Banco de Sabadell SA	77,174	204,200
Banco Santander SA (a)	226,427	1,900,429
Bankinter SA (a)	18,424	148,013
Bolsas y Mercados Espanoles SA (a)	12,074	467,630
Distribuidora Internacional de Alimentacion SA (a)	24,323	164,815
Ebro Foods SA	17,233	284,858
Enagas SA (a)	46,568	1,468,804
Endesa SA (a)	106,864	2,139,342
Ferrovial SA (a)	8,983	177,577
Gas Natural SDG SA (a)	36,850	925,694
Iberdrola SA (a)	177,953	1,199,536
Prosegur Cia de Seguridad SA	6,977	39,750
Red Electrica Corp. SA (a)	4,795	422,686
Repsol SA (a)	25,898	484,832
Tecnicas Reunidas SA (a)	15,630	683,180

		12,529,763

Sweden - 1.8%
Assa Abloy AB, Class B (a)	2,346	123,908
Hexagon AB, B Shares	2,206	68,054
Holmen AB, B Shares	788	26,776
Husqvarna AB, B Shares	56,965	418,719
ICA Gruppen AB	36,426	1,418,368
Meda AB, A Shares	32,313	463,382
Nordea Bank AB (a)	77,933	902,136
Securitas AB, B Shares (a)	50,793	614,478
Skandinaviska Enskilda Banken AB, Class A (a)	129,578	1,645,454
Skanska AB, B Shares (a)	19,666	422,237
SKF AB, B Shares (a)	5,631	118,620
Svenska Cellulosa AB SCA, Class B (a)	16,609	358,068
Swedbank AB, A Shares (a)	3,698	91,751
Swedish Match AB (a)	5,274	165,258
Telefonaktiebolaget LM Ericsson, B Shares (a)	108,838	1,317,822
TeliaSonera AB (a)	119,903	770,901

		8,925,932

Switzerland - 2.7%
Actelion Ltd. †(a)	2,368	272,607
Aryzta AG †(a)	6,971	535,718
Baloise Holding AG (a)	339	43,328
Barry Callebaut AG †(a)	158	161,986

	SHARES	VALUE (Note 5)

Switzerland - 2.7% (continued)
Bucher Industries AG (a)	681	$169,829
Chocoladefabriken Lindt & Sprungli AG (a)	69	341,169
DKSH Holding AG (a)	1,268	96,532
Flughafen Zuerich AG (a)	107	71,558
Galenica AG (a)	587	468,034
Geberit AG (a)	236	79,840
Givaudan SA †(a)	443	794,679
Helvetia Holding AG (a)	76	36,111
Lonza Group AG †(a)	8,699	979,435
Nestle SA (a)	17,213	1,254,845
Novartis AG (a)	24,734	2,293,917
OC Oerlikon Corp. AG †(a)	5,517	68,869
Roche Holding AG (a)	3,281	888,962
Sika AG (a)	99	292,044
Sonova Holding AG (a)	572	84,033
Straumann Holding AG (a)	500	125,620
Swiss Life Holding AG †(a)	5,761	1,361,622
Swiss Re AG †(a)	16,141	1,352,159
Swisscom AG (a)	2,736	1,435,682

		13,208,579

United Kingdom - 0.6%
Fiat Chrysler Automobiles NV †(a)	90,724	1,054,188
Reed Elsevier NV (a)	21,493	513,266
Unilever NV CVA (a)	39,482	1,544,446

		3,111,900

TOTAL COMMON STOCKS (cost $200,212,318)		191,572,102

PREFERRED STOCKS - 0.8%

Germany - 0.8%
FUCHS PETROLUB SE (a)	232	9,240
Henkel AG & Co. KGaA (a)	9,681	1,042,817
Porsche Automobil Holding SE	16,518	1,335,854
Volkswagen AG (a)	6,172	1,371,760

TOTAL PREFERRED STOCKS (cost $4,104,837)		3,759,671

RIGHTS - 0.0% (b)
GTECH SpA †
(cost $—)	13,265	—

MONEY MARKET FUNDS - 79.6%
BlackRock Liquidity Funds TempFund Portfolio - Series I, Institutional Shares, 0.070% (c)	5,229,369	5,229,369
Dreyfus Treasury Cash Management, Class I, 0.010% (c)	20,917,478	20,917,478
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (c)^	300,539,790	300,539,790
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (c)(d)^	36,480,083	36,480,083
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (c)	26,146,847	26,146,847

TOTAL MONEY MARKET FUNDS (cost $389,313,567)		389,313,567

TOTAL INVESTMENTS IN SECURITIES, AT VALUE (cost $593,630,722)		584,645,340

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

SECURITIES SOLD SHORT- (33.0)%	SHARES	VALUE (Note 5)
COMMON STOCKS - (33.0)%

Belgium - (0.4)%
KBC Groep NV †	(7,004)	$(390,894)
Telenet Group Holding NV †	(9,685)	(543,500)
UCB SA	(14,833)	(1,127,863)

		(2,062,257)

Denmark - (0.3)%
Carlsberg A/S, Class B	(1,034)	(79,411)
FLSmidth & Co. A/S	(11,081)	(485,805)
Novozymes A/S, B Shares	(9,463)	(398,331)
Vestas Wind Systems A/S †	(12,318)	(447,350)

		(1,410,897)

Finland - (0.7)%
Cargotec OYJ, B Shares	(5,764)	(176,923)
Kone OYJ, Class B	(9,078)	(413,301)
Nokia OYJ	(106,484)	(842,162)
Nokian Renkaat OYJ	(84,280)	(2,055,888)
Wartsila OYJ	(2,654)	(118,788)

		(3,607,062)

Germany - (3.3)%
adidas AG	(9,078)	(630,427)
AIXTRON SE †	(54,730)	(615,224)
Allianz SE	(2,487)	(411,912)
Beiersdorf AG	(1,413)	(114,727)
Bilfinger SE	(20,533)	(1,147,774)
Commerzbank AG †	(109,597)	(1,437,540)
Daimler AG	(1,839)	(152,736)
Deutsche Bank AG	(27,774)	(831,675)
Deutsche Boerse AG	(2,191)	(155,697)
Deutsche Lufthansa AG	(6,142)	(101,779)
E.ON SE	(19,035)	(325,340)
HOCHTIEF AG	(2,956)	(208,541)
Infineon Technologies AG	(24,400)	(258,197)
LANXESS AG	(30,292)	(1,402,891)
MAN SE	(987)	(109,921)
METRO AG †	(41,827)	(1,278,556)
MTU Aero Engines AG	(1,352)	(117,496)
OSRAM Licht AG †	(241)	(9,462)
Rheinmetall AG	(15,378)	(669,544)
RWE AG	(28,917)	(892,514)
Salzgitter AG	(32,362)	(905,591)
SAP SE	(17,935)	(1,252,372)
Siemens AG	(4,770)	(535,212)
Software AG	(7,849)	(190,738)
Suedzucker AG	(12,962)	(186,365)
ThyssenKrupp AG †	(55,334)	(1,409,569)
Wacker Chemie AG	(5,318)	(583,360)
Wirecard AG	(7,415)	(323,325)

		(16,258,485)

Italy - (1.8)%
Assicurazioni Generali SpA	(12,345)	(253,478)
Banca Monte dei Paschi di Siena SpA †	(330,363)	(188,199)
Banca Popolare dell’Emilia Romagna SC †	(195,727)	(1,283,181)
Banco Popolare SC †	(75,109)	(903,692)
Buzzi Unicem SpA	(9,945)	(125,875)
Enel Green Power SpA	(40,269)	(84,370)
Mediaset SpA †	(312,787)	(1,286,980)
Mediolanum SpA	(166,964)	(1,064,010)

	SHARES	VALUE (Note 5)

Italy - (1.8)% (continued)
Moncler SpA	(16,476)	$(220,147)
Prysmian SpA	(3,505)	(63,874)
Saipem SpA †	(795)	(8,334)
Salvatore Ferragamo SpA	(56,355)	(1,386,944)
Telecom Italia SpA †	(408,507)	(435,668)
Tenaris SA	(17,751)	(268,233)
UniCredit SpA	(62,817)	(402,381)
UnipolSai SpA	(38,824)	(104,528)
World Duty Free SpA †	(61,154)	(587,141)

		(8,667,035)

Japan - (17.2)%
Acom Co., Ltd. †	(683,700)	(2,087,234)
Advantest Corp.	(220,700)	(2,735,434)
Aeon Co., Ltd.	(207,600)	(2,086,275)
Aeon Credit Service Co., Ltd.	(75,500)	(1,491,194)
Amada Co., Ltd.	(111,400)	(954,563)
Asahi Glass Co., Ltd.	(194,000)	(944,426)
Asics Corp.	(3,200)	(77,041)
Chubu Electric Power Co., Inc. †	(15,700)	(184,491)
Chugai Pharmaceutical Co., Ltd.	(2,400)	(58,928)
Chugoku Electric Power Co., Inc./The	(38,400)	(502,060)
Citizen Holdings Co., Ltd.	(12,300)	(94,641)
Credit Saison Co., Ltd.	(108,600)	(2,019,569)
Daido Steel Co., Ltd.	(40,000)	(151,078)
Dai-ichi Life Insurance Co., Ltd./The	(62,900)	(954,813)
Daiichi Sankyo Co., Ltd.	(12,200)	(170,590)
Daikin Industries Ltd.	(35,000)	(2,244,343)
Dena Co., Ltd.	(32,800)	(391,810)
Don Quijote Holdings Co., Ltd.	(3,000)	(206,241)
Eisai Co., Ltd.	(7,300)	(282,314)
FANUC Corp.	(3,100)	(511,129)
Fast Retailing Co., Ltd.	(5,500)	(2,001,423)
GS Yuasa Corp.	(343,000)	(1,458,348)
Hamamatsu Photonics KK	(700)	(33,322)
Hitachi Capital Corp.	(9,500)	(209,090)
Hitachi Construction Machinery Co., Ltd.	(24,000)	(507,436)
Hitachi Ltd.	(67,000)	(494,511)
Hokkaido Electric Power Co., Inc. †	(155,500)	(1,244,771)
Honda Motor Co., Ltd.	(3,100)	(90,949)
IHI Corp.	(106,000)	(536,833)
Isetan Mitsukoshi Holdings Ltd.	(77,800)	(962,713)
J Front Retailing Co., Ltd.	(28,300)	(327,770)
Japan Display, Inc. †	(119,500)	(364,713)
Japan Steel Works Ltd./The	(608,000)	(2,151,182)
Japan Tobacco, Inc.	(12,900)	(355,044)
JFE Holdings, Inc.	(20,100)	(448,248)
Kajima Corp.	(117,000)	(481,143)
Kakaku.com, Inc.	(139,500)	(1,995,786)
Kansai Electric Power Co., Inc./The †	(165,400)	(1,573,466)
Kansai Paint Co., Ltd.	(6,000)	(92,952)
Kawasaki Heavy Industries Ltd.	(180,000)	(818,558)
Keikyu Corp.	(73,000)	(540,112)
Keio Corp.	(11,000)	(79,129)
Keisei Electric Railway Co., Ltd.	(3,000)	(36,478)
Kikkoman Corp.	(11,000)	(269,599)
Kintetsu Corp.	(154,000)	(506,338)
Kobe Steel Ltd.	(63,000)	(108,517)
Konami Corp.	(25,500)	(467,501)
Kubota Corp.	(63,000)	(914,431)
Kyocera Corp.	(1,300)	(59,488)
Kyowa Hakko Kirin Co., Ltd.	(9,000)	(84,749)
Kyushu Electric Power Co., Inc. †	(197,600)	(1,979,004)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

	SHARES	VALUE (Note 5)

Japan - (17.2)% (continued)
LIXIL Group Corp.	(4,200)	$(88,392)
M3, Inc.	(23,000)	(384,836)
Marui Group Co., Ltd.	(23,200)	(209,257)
Mazda Motor Corp.	(22,300)	(535,547)
Mitsubishi Chemical Holdings Corp.	(54,800)	(265,807)
Mitsubishi Gas Chemical Co., Inc.	(54,000)	(271,020)
Mitsubishi Logistics Corp.	(58,000)	(843,544)
Mitsubishi Materials Corp.	(195,000)	(646,898)
Mitsubishi UFJ Lease & Finance Co., Ltd.	(11,900)	(55,964)
Mitsui Chemicals, Inc.	(469,000)	(1,328,385)
Mitsui OSK Lines Ltd.	(361,000)	(1,069,550)
MS&AD Insurance Group Holdings, Inc.	(11,000)	(260,680)
Nexon Co., Ltd.	(5,600)	(52,204)
NGK Insulators Ltd.	(25,000)	(512,458)
Nintendo Co., Ltd.	(27,300)	(2,848,963)
Nippon Electric Glass Co., Ltd.	(110,000)	(494,975)
Nippon Paint Holdings Co., Ltd.	(13,000)	(376,714)
Nippon Shokubai Co., Ltd.	(24,000)	(314,400)
Nippon Steel & Sumitomo Metal Corp.	(593,000)	(1,471,016)
Nissan Motor Co., Ltd.	(102,000)	(889,621)
Nitto Denko Corp.	(27,600)	(1,542,164)
NSK Ltd.	(30,000)	(354,202)
NTT Data Corp.	(900)	(33,529)
Obayashi Corp.	(143,000)	(921,806)
Odakyu Electric Railway Co., Ltd.	(120,000)	(1,062,975)
Olympus Corp. †	(26,800)	(938,813)
Ono Pharmaceutical Co., Ltd.	(7,300)	(646,309)
Panasonic Corp.	(27,700)	(326,263)
Rakuten, Inc.	(205,200)	(2,853,473)
Sega Sammy Holdings, Inc.	(13,400)	(171,442)
Sharp Corp. †	(578,000)	(1,278,707)
Shikoku Electric Power Co., Inc. †	(65,900)	(799,346)
Shimizu Corp.	(13,000)	(88,297)
Shin-Etsu Chemical Co., Ltd.	(6,900)	(449,188)
Shinsei Bank Ltd.	(358,000)	(623,070)
Shionogi & Co., Ltd.	(8,600)	(222,188)
Shizuoka Bank Ltd./The	(1,000)	(9,144)
Showa Denko KK	(474,000)	(583,499)
SoftBank Corp.	(12,300)	(732,137)
Sojitz Corp.	(51,700)	(72,199)
Sony Corp.	(96,600)	(1,971,534)
Sony Financial Holdings, Inc.	(23,700)	(348,985)
Sumco Corp.	(93,600)	(1,339,988)
Sumitomo Dainippon Pharma Co., Ltd.	(16,200)	(156,879)
Sumitomo Electric Industries Ltd.	(7,700)	(96,167)
Sumitomo Mitsui Trust Holdings, Inc.	(384,000)	(1,470,831)
T&D Holdings, Inc.	(8,400)	(100,698)
Taiheiyo Cement Corp.	(132,000)	(414,134)
Takeda Pharmaceutical Co., Ltd.	(14,000)	(579,569)
TDK Corp.	(6,300)	(371,041)
Teijin Ltd.	(158,000)	(419,949)
Terumo Corp.	(23,600)	(535,632)
Tobu Railway Co., Ltd.	(95,000)	(406,234)
Tokyu Corp.	(12,000)	(74,358)
Toray Industries, Inc.	(84,000)	(671,159)
Toshiba Corp.	(329,000)	(1,387,492)
Toyo Seikan Group Holdings Ltd.	(17,900)	(222,346)
Toyota Boshoku Corp.	(30,000)	(398,275)
Toyota Tsusho Corp.	(27,000)	(627,208)
Trend Micro, Inc.	(15,000)	(414,499)
Tsumura & Co.	(1,800)	(39,804)
Ube Industries Ltd.	(217,000)	(322,643)
Yahoo Japan Corp.	(563,700)	(2,020,259)

	SHARES	VALUE (Note 5)

Japan - (17.2)% (continued)
Yakult Honsha Co., Ltd.	(4,000)	$(211,140)
Yaskawa Electric Corp.	(190,600)	(2,434,558)
Yokogawa Electric Corp.	(88,200)	(967,823)

		(83,973,965)

Luxembourg - (0.6)%
Altice SA †	(13,450)	(1,063,823)
ArcelorMittal	(155,166)	(1,699,983)

		(2,763,806)

Netherlands - (1.8)%
Aegon NV	(1,308)	(9,831)
Akzo Nobel NV	(5,560)	(384,697)
ASML Holding NV	(12,614)	(1,362,911)
Fugro NV CVA	(94,152)	(1,955,606)
Koninklijke KPN NV	(392,459)	(1,239,130)
OCI NV †	(25,789)	(896,679)
Randstad Holding NV	(22,112)	(1,063,949)
SBM Offshore NV †	(59,525)	(700,066)
TNT Express NV	(154,587)	(1,030,540)

		(8,643,409)

Norway - (0.7)%
Aker Solutions ASA 144A †(e)	(59,332)	(330,019)
Fred Olsen Energy ASA	(42,267)	(386,766)
Norsk Hydro ASA	(30,544)	(172,055)
Petroleum Geo-Services ASA	(65,164)	(366,838)
Schibsted ASA	(25,424)	(1,612,374)
Seadrill Ltd.	(58,975)	(682,351)

		(3,550,403)

Portugal - (0.0)% (b)
Banco Espirito Santo SA (3)(f)	(216,618)	(31,454)

Spain - (2.0)%
Abertis Infraestructuras SA	(462)	(9,161)
Banco Bilbao Vizcaya Argentaria SA	(88,954)	(840,118)
Banco Popular Espanol SA	(106,224)	(529,509)
Bankia SA †	(195,955)	(290,783)
CaixaBank SA	(139,885)	(732,978)
Grifols SA	(27,884)	(1,112,670)
Inditex SA	(54,144)	(1,544,479)
Indra Sistemas SA	(128,334)	(1,246,821)
Mapfre SA	(300,544)	(1,015,834)
Mediaset Espana Comunicacion SA †	(29,728)	(373,742)
Obrascon Huarte Lain SA	(39,360)	(878,284)
Telefonica SA	(15,994)	(229,634)
Zardoya Otis SA	(96,752)	(1,072,943)

		(9,876,956)

Sweden - (1.4)%
Alfa Laval AB	(6,677)	(126,261)
Atlas Copco AB, A Shares	(16,455)	(457,871)
Boliden AB	(40,073)	(640,559)
Electrolux AB, Series B	(20,253)	(591,777)
Elekta AB, B Shares	(170,901)	(1,745,337)
Getinge AB, B Shares	(32,955)	(750,464)
Hennes & Mauritz AB, B Shares	(9,197)	(382,090)
Modern Times Group MTG, B Shares	(7,167)	(227,284)
Sandvik AB	(105,201)	(1,022,878)
Svenska Handelsbanken AB, A Shares	(6,536)	(305,806)
Tele2 AB, B Shares	(26,928)	(326,305)
Trelleborg AB, B Shares	(10,979)	(184,829)

		(6,761,461)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

	SHARES	VALUE (Note 5)
Switzerland - (2.3)%
Adecco SA †	(7,825)	$(537,885)
Cie Financiere Richemont SA	(13,950)	(1,236,788)
Credit Suisse Group AG †	(41,009)	(1,030,197)
Dufry AG †	(4,210)	(629,244)
EMS-Chemie Holding AG	(881)	(356,649)
GAM Holding AG †	(6,698)	(120,417)
Holcim Ltd. †	(4,732)	(338,263)
Julius Baer Group Ltd. †	(11,360)	(518,675)
Kuehne + Nagel International AG	(1,308)	(177,673)
Panalpina Welttransport Holding AG	(2,358)	(316,086)
Partners Group Holding AG	(59)	(17,165)
Schindler Holding AG	(471)	(67,996)
SGS SA	(98)	(200,113)
STMicroelectronics NV	(54,682)	(408,836)
Sulzer AG	(11,601)	(1,240,973)
Swatch Group AG/The	(1,289)	(572,647)
Syngenta AG	(1,903)	(612,114)
Transocean Ltd.	(66,687)	(1,223,698)
UBS Group AG †	(75,676)	(1,300,848)
Zurich Insurance Group AG †	(1,306)	(408,128)

		(11,314,395)

United Kingdom - (0.2)%
CNH Industrial NV	(53,269)	(431,217)
International Consolidated Airlines Group SA †	(51,164)	(381,134)
Subsea 7 SA	(28,097)	(287,514)

		(1,099,865)

United States - (0.3)%
Zimmer Holdings, Inc. (1)	(13,591)	(1,541,491)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $169,892,486)		(161,562,941)

TOTAL SECURITIES SOLD SHORT, AT VALUE (proceeds $169,892,486)		(161,562,941)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 86.5% (cost $423,738,236)		423,082,399

OTHER ASSETS IN EXCESS OF LIABILITIES - 13.5% (g)		66,050,479

NET ASSETS - 100.0%		$489,132,878

†	Non income-producing security.
(a)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2014, the value of these securities was $179,802,119.
(b)	Represents less than 0.05% of net assets.
(c)	Represents annualized seven-day yield as of December 31, 2014.
(d)	A portion of the security is pledged as collateral to the brokers for swap contracts.
(e)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(f)	Security fair valued as of December 31, 2014 using procedures approved by the Board of Trustees. The total value of positions fair valued was $(31,454) or (0.0)% of total net assets.
(g)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (See Note 2).

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).
(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

CVA - Dutch Certification

SDR - Special Drawing Rights

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$1,127,211	0.2%
Consumer Staples	13,510,518	2.7
Energy	1,993,660	0.4
Financials	3,163,643	0.6
Health Care	8,987,836	1.8
Industrials	255,605	0.1
Information Technology	(4,053,970)	(0.8)
Materials	(6,086,032)	(1.2)
Telecommunication Services	8,145,697	1.7
Utilities	6,724,664	1.4
Money Market Funds	389,313,567	79.6

Total Investments	423,082,399	86.5
Other Assets in Excess of Liabilities (g)	66,050,479	13.5

Net Assets	$489,132,878	100.0%

Total return swap contracts outstanding as of December 31, 2014:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital	10-Year Canadian Bond March Futures	3/2015	CAD	54,577,242	$969,440
Barclays Capital	10-Year Japanese Government Bond March Futures	3/2015	JPY	(31,131,466,480)	(1,685,941)
Bank of America	30-Year Euro Buxl Bond March Futures	3/2015	EUR	(11,394,357)	(666,952)
Goldman Sachs	BIST 30 Futures February Futures	2/2015	TRY	2,122,944	11,454
Bank of America	Bovespa Index February Futures	2/2015	BRL	(22,258,604)	(372,148)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
CitiBank	Corn March Futures^	2/2015	USD	7,015,080	$ 150,722
CitiBank	Corn March Futures^	2/2015	USD	(15,412,642)	28,882
Bank of America	Euro - Bobl March Futures	3/2015	EUR	4,011,750	33,094
Bank of America	Euro - Bund March Futures	3/2015	EUR	7,202,275	152,454
Bank of America	Euro - SCHATZ March Futures	3/2015	EUR	(222,488,870)	(440,879)
CitiBank	Gold 100 OZ February Futures^	1/2015	USD	122,343	(3,933)
Bank of America	Hang Seng Index January Futures	1/2015	HKD	292,545,690	395,368
Bank of America	H-SHARES Index January Futures	1/2015	HKD	1,182,325	2,138
CitiBank	LME Copper March Futures^	3/2015	USD	2,864,250	(25,650)
Barclays Capital	Long Gilt March Futures	3/2015	GBP	38,217,429	1,361,460
Bank of America	MSCI Taiwan Stock Index January Futures	1/2015	USD	3,654,498	50,982
Bank of America	Swiss Market Index March Futures	3/2015	CHF	(611,827)	(11,863)
Bank of America	Taiwan Stock Exchange January Futures	1/2015	TWD	64,825,718	62,864
Bank of America	Tel Aviv 25 Index January Futures	1/2015	ILS	6,676,905	(21,449)
Bank of America	U.S. Treasury 10-Year Note March Futures	3/2015	USD	54,112,168	156,894
Bank of America	U.S. Treasury 2-Year Note March Futures	3/2015	USD	(178,128,108)	192,796
Bank of America	U.S. Treasury 5-Year Note March Futures	3/2015	USD	2,615,886	567
Bank of America	U.S. Treasury Long Bond March Futures	3/2015	USD	(7,874,619)	(220,881)
Goldman Sachs	WIG20 Index March Futures	3/2015	PLN	5,946,153	(43,047)

					$76,372

Money Market Fund is pledged as collateral to Goldman Sachs for total return swap contracts and total return basket swap contracts in the amount of $34,500,000 at December 31, 2014. Money Market Fund is pledged as collateral to Bank of America, Barclays Capital and Deutsche Bank for total return swap contracts in the amounts of $1,220,067, $430,000 and $10, respectively at December 31, 2014. Additional cash held as collateral at CitiBank for total return swap contracts in the amount of $420,000 at December 31, 2014.

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
182	Goldman Sachs	Gold 100 OZ Futures^	2/2015	$21,947,807	$21,550,619	$(397,188)
13	J.P. Morgan	LME Copper Futures^	1/2015	2,188,366	2,067,325	(121,041)
15	J.P. Morgan	LME Copper Futures^	2/2015	2,465,178	2,368,407	(96,771)
2	J.P. Morgan	LME Copper Futures^	3/2015	319,329	315,612	(3,717)
7	J.P. Morgan	LME Copper Futures^	3/2015	1,117,395	1,104,338	(13,057)
14	J.P. Morgan	LME Copper Futures^	3/2015	2,256,506	2,209,200	(47,306)
156	J.P. Morgan	LME Copper Futures^	3/2015	24,977,620	24,601,200	(376,420)
257	Goldman Sachs	Silver Futures^	3/2015	21,345,079	20,044,715	(1,300,364)
156	Barclays Capital	Amsterdam Index Futures	1/2015	15,036,213	16,045,263	1,009,050
793	J.P. Morgan	BIST 30 Futures	2/2015	3,584,898	3,632,878	47,980
154	Barclays Capital	DAX Index Futures	3/2015	44,184,277	45,857,839	1,673,562
288	Barclays Capital	Hang Seng Index Futures	1/2015	43,753,906	43,915,019	161,113
40	Barclays Capital	H-SHARES Index Futures	1/2015	3,080,108	3,092,080	11,972
86	Barclays Capital	KOSPI Index 200 Futures	3/2015	9,835,561	9,545,558	(290,003)
117	Barclays Capital	MSCI Singapore Index Futures	1/2015	6,698,544	6,740,980	42,436
212	Barclays Capital	MSCI Taiwan Stock Index Futures	1/2015	7,180,509	7,273,720	93,211
65	Barclays Capital	S&P 500 E-Mini Futures	3/2015	6,624,769	6,670,300	45,531
481	Barclays Capital	SET50 Index Futures	3/2015	2,951,565	2,892,140	(59,425)
34	Barclays Capital	SGX S&P CNX Nifty Index Futures	1/2015	567,232	568,412	1,180

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
207	Barclays Capital	TOPIX Index Futures	3/2015	$ 24,597,384	$ 24,323,969	$ (273,415)
1,307	J.P. Morgan	3-Month Euro Euribor Futures	6/2015	394,804,376	395,166,412	362,036
1,058	J.P. Morgan	3-Month Euro Euribor Futures	9/2015	319,764,325	319,898,192	133,867
273	J.P. Morgan	3-Month Euro Euribor Futures	12/2015	82,518,222	82,540,497	22,275
1,179	J.P. Morgan	90-Day EURODollar Futures	6/2015	293,470,211	293,467,837	(2,374)
1,217	J.P. Morgan	90-Day EURODollar Futures	9/2015	302,164,730	302,272,375	107,645
1,125	J.P. Morgan	90-Day EURODollar Futures	12/2015	278,975,989	278,676,562	(299,427)

				1,916,410,099	1,916,841,449	431,350

Short Contracts:
236	Goldman Sachs	Brent Crude Futures^	1/2015	(16,239,399)	(13,529,880)	2,709,519
571	Goldman Sachs	Corn Futures^	3/2015	(11,416,587)	(11,334,350)	82,237
13	J.P. Morgan	LME Copper Futures^	1/2015	(2,195,347)	(2,067,325)	128,022
15	J.P. Morgan	LME Copper Futures^	2/2015	(2,465,582)	(2,368,406)	97,176
2	J.P. Morgan	LME Copper Futures^	3/2015	(318,594)	(315,612)	2,982
7	J.P. Morgan	LME Copper Futures^	3/2015	(1,118,108)	(1,104,337)	13,771
14	J.P. Morgan	LME Copper Futures^	3/2015	(2,251,510)	(2,209,200)	42,310
7	J.P. Morgan	LME Copper Futures^	3/2015	(1,116,480)	(1,103,900)	12,580
105	Goldman Sachs	Natural Gas Futures^	1/2015	(3,899,012)	(3,033,450)	865,562
279	Goldman Sachs	Soybean Futures^	3/2015	(14,556,341)	(14,277,825)	278,516
138	Barclays Capital	CAC40 Index Futures	1/2015	(6,681,307)	(7,142,030)	(460,723)
745	Barclays Capital	Euro Stoxx 50 Index	3/2015	(27,065,894)	(28,243,595)	(1,177,701)
351	Barclays Capital	FTSE 100 Index Futures	3/2015	(34,462,908)	(35,682,549)	(1,219,641)
6	Barclays Capital	FTSE Bursa Malaysia KLCI Index Futures	1/2015	(150,496)	(150,236)	260
582	Barclays Capital	FTSE/JSE Top 40 Index Futures	3/2015	(21,356,975)	(22,267,214)	(910,239)
253	Barclays Capital	FTSE/MIB Index Futures	3/2015	(28,326,676)	(29,189,170)	(862,494)
61	Barclays Capital	IBEX 35 Index Futures	1/2015	(7,498,020)	(7,561,630)	(63,610)
8	J.P. Morgan	Mexican Stock Exchange Price and Quotation Index Futures	3/2015	(221,834)	(234,186)	(12,352)
747	Barclays Capital	OMXS30 Index Futures	1/2015	(13,537,123)	(14,054,970)	(517,847)
42	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	3/2015	(6,001,048)	(6,157,204)	(156,156)
163	Barclays Capital	SPI 200 Index Futures	3/2015	(17,077,427)	(17,908,324)	(830,897)
1,565	J.P. Morgan	90-Day Sterling Futures	6/2015	(302,831,200)	(302,949,787)	(118,587)
1,507	J.P. Morgan	90-Day Sterling Futures	9/2015	(290,940,112)	(291,487,374)	(547,262)
1,002	J.P. Morgan	90-Day Sterling Futures	12/2015	(193,444,876)	(193,613,909)	(169,033)
301	J.P. Morgan	Australia 10-Year Bond Futures	3/2015	(31,120,294)	(31,489,892)	(369,598)
1,621	J.P. Morgan	Australia 3-Year Bond Futures	3/2015	(146,757,271)	(147,268,576)	(511,305)
234	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	3/2015	(49,708,203)	(49,690,760)	17,443
905	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	6/2015	(192,167,557)	(192,150,865)	16,692
743	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	9/2015	(157,730,574)	(157,690,846)	39,728
428	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	12/2015	(90,822,263)	(90,790,669)	31,594

				(1,673,479,018)	(1,677,068,071)	(3,589,053)

				$242,931,081	$239,773,378	$(3,157,703)

Cash held as collateral at Barclays Capital, Goldman Sachs and J.P. Morgan for futures contracts was $24,364,543, $2,574,702 and $8,780,931, respectively at December 31, 2014.

^	Represents positions held in the respective Subsidiary (See Note 2).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2014:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/18/15	Credit Suisse International	AUD	17,941,989	$14,770,197	$14,571,460	$(198,737)
Brazilian Real, Expiring 03/18/15*	Credit Suisse International	BRL	23,010,000	8,545,522	8,486,426	(59,096)
Canadian Dollar, Expiring 03/18/15	Credit Suisse International	CAD	66,890,943	58,602,861	57,484,034	(1,118,827)
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	22,543,000	23,460,959	22,705,049	(755,910)
Euro, Expiring 03/18/15	Credit Suisse International	EUR	41,493,009	51,251,102	50,241,892	(1,009,210)
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	19,831,095	31,010,002	30,890,856	(119,146)
Hong Kong Dollar, Expiring 03/18/15	Credit Suisse International	HKD	20,669,000	2,665,556	2,665,283	(273)
Hungarian Forint, Expiring 03/18/15	Credit Suisse International	HUF	1,011,000,000	4,064,290	3,857,002	(207,288)
Israeli Shekel, Expiring 03/18/15	Credit Suisse International	ILS	18,200,000	4,621,721	4,667,275	45,554
Indian Rupee, Expiring 03/18/15*	Credit Suisse International	INR	1,093,248,690	17,275,579	17,060,623	(214,956)
Japanese Yen, Expiring 03/18/15	Credit Suisse International	JPY	1,746,287,000	14,627,855	14,588,526	(39,329)
Korean Won, Expiring 03/18/15*	Credit Suisse International	KRW	16,510,000,000	14,859,165	14,970,575	111,410
Mexican Peso, Expiring 03/18/15	Credit Suisse International	MXN	75,000,000	5,089,862	5,060,579	(29,283)
Norwegian Krone, Expiring 03/18/15	Credit Suisse International	NOK	3,097,000	414,629	414,684	55
New Zealand Dollar, Expiring 03/18/15	Credit Suisse International	NZD	45,182,857	34,672,285	34,997,822	325,537
Poland Zloty, Expiring 03/18/15	Credit Suisse International	PLN	49,690,450	14,707,789	13,989,624	(718,165)
Russian Ruble, Expiring 03/18/15*	Credit Suisse International	RUB	375,445,018	7,003,484	5,928,687	(1,074,797)
Swedish Krona, Expiring 03/18/15	Credit Suisse International	SEK	32,096,000	4,220,348	4,118,310	(102,038)
Singapore Dollar, Expiring 03/18/15	Credit Suisse International	SGD	21,400,000	16,344,920	16,134,991	(209,929)
Turkish Lira, Expiring 03/18/15	Credit Suisse International	TRY	103,676,950	45,201,923	43,705,079	(1,496,844)
Taiwanese Dollar, Expiring 03/18/15*	Credit Suisse International	TWD	103,736,316	3,332,151	3,284,063	(48,088)
South African Rand, Expiring 03/18/15	Credit Suisse International	ZAR	138,722,992	12,088,518	11,850,972	(237,546)

				$388,830,718	$381,673,812	$(7,156,906)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/18/15	Credit Suisse International	AUD	(5,870,000)	$(4,978,632)	$(4,767,279)	$211,353
Brazilian Real, Expiring 03/18/15*	Credit Suisse International	BRL	(43,859,430)	(16,138,122)	(16,176,000)	(37,878)
Canadian Dollar, Expiring 03/18/15	Credit Suisse International	CAD	(11,501,000)	(9,857,562)	(9,883,608)	(26,046)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	(92,726,222)	$ (95,303,559)	$ (93,392,779)	$ 1,910,780
Danish Krone, Expiring 03/18/15	Credit Suisse International	DKK	(14,592,423)	(2,433,536)	(2,372,611)	60,925
Euro, Expiring 03/18/15	Credit Suisse International	EUR	(15,777,000)	(19,626,301)	(19,103,612)	522,689
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	(6,573,000)	(10,286,730)	(10,238,749)	47,981
Hong Kong Dollar, Expiring 03/18/15	Credit Suisse International	HKD	(27,369,000)	(3,528,457)	(3,529,254)	(797)
Hungarian Forint, Expiring 03/18/15	Credit Suisse International	HUF	(430,000,000)	(1,694,714)	(1,640,466)	54,248
Israeli Shekel, Expiring 03/18/15	Credit Suisse International	ILS	(71,459,091)	(18,023,879)	(18,325,240)	(301,361)
Japanese Yen, Expiring 03/18/15	Credit Suisse International	JPY	(4,095,215,132)	(34,291,881)	(34,211,530)	80,351
Korean Won, Expiring 03/18/15*	Credit Suisse International	KRW	(21,589,668,960)	(19,463,901)	(19,576,605)	(112,704)
Mexican Peso, Expiring 03/18/15	Credit Suisse International	MXN	(461,865,659)	(32,400,480)	(31,164,105)	1,236,375
Norwegian Krone, Expiring 03/18/15	Credit Suisse International	NOK	(377,776,398)	(53,440,918)	(50,583,728)	2,857,190
New Zealand Dollar, Expiring 03/18/15	Credit Suisse International	NZD	(9,274,000)	(7,069,781)	(7,183,472)	(113,691)
Poland Zloty, Expiring 03/18/15	Credit Suisse International	PLN	(25,100,000)	(7,358,334)	(7,066,541)	291,793
Russian Ruble, Expiring 03/18/15*	Credit Suisse International	RUB	(375,445,018)	(6,811,319)	(5,928,687)	882,632
Swedish Krona, Expiring 03/18/15	Credit Suisse International	SEK	(363,446,268)	(48,337,516)	(46,634,603)	1,702,913
Singapore Dollar, Expiring 03/18/15	Credit Suisse International	SGD	(45,444,499)	(34,557,925)	(34,263,860)	294,065
Turkish Lira, Expiring 03/18/15	Credit Suisse International	TRY	(27,600,000)	(11,648,462)	(11,634,795)	13,667
South African Rand, Expiring 03/18/15	Credit Suisse International	ZAR	(54,400,000)	(4,692,515)	(4,647,340)	45,175

				(441,944,524)	(432,324,864)	9,619,660

				$(53,113,806)	$(50,651,052)	$2,462,754

Cash held as collateral for Credit Suisse International for forward foreign currency exchange contracts in the amount of $2,610,000 at December 31, 2014.

*	Non-deliverable forward. (See Note 4).

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Poland Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - Taiwanese Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

Total Return Basket Swaps* Outstanding at December 31, 2014

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the London Interbank Offered Rate (“LIBOR”) plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swaps.	2-13 months maturity 02/20/2015	$17,217,988

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Canada
Domtar Corp.	4,900	$194,880	$2,198
Restaurant Brands International, Inc.	1,584	47,056	14,783

			16,981

Ireland
Alkermes PLC	1,309	59,385	17,270
Covidien PLC	2,006	136,036	69,138
Mallinckrodt PLC	15,038	1,195,022	294,191

			380,599

Netherlands
QIAGEN NV	1,318	32,653	(1,733)

Singapore
Avago Technologies Ltd.	13,439	1,045,318	306,511
Flextronics International Ltd.	91,200	1,010,595	9,021

			315,532

Sweden
Autoliv, Inc.	4,502	408,126	69,626

Switzerland
Allied World Assurance Co. Holdings AG	8,708	327,203	3,004
Garmin Ltd.	14,371	805,117	(45,897)
Noble Corp. PLC	7,037	164,990	(48,387)
TE Connectivity Ltd.	18,482	1,024,677	144,309

			53,029

United Kingdom
Aon PLC	13,619	1,078,153	213,337
Delphi Automotive PLC	32,815	2,102,966	283,341
Willis Group Holdings PLC	626	26,178	1,873

			498,551

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States
3M Co.	8,624	$1,086,202	$330,893
Abbott Laboratories	6,209	244,823	34,707
AbbVie, Inc.	8,963	439,030	147,509
Accenture PLC	1,887	148,617	19,911
ACE Ltd.	12,993	1,205,532	287,104
Actavis PLC	4,309	1,096,330	12,850
Activision Blizzard, Inc.	55,672	951,373	170,418
Acuity Brands, Inc.	3,279	452,988	6,301
Advance Auto Parts, Inc.	6,015	806,601	151,468
Advent Software, Inc.	2,156	67,091	(1,031)
AECOM Technology Corp.	11,287	358,256	(15,470)
Aetna, Inc.	25,368	1,987,623	265,816
Aflac, Inc.	6,400	369,258	21,718
AGCO Corp.	11,229	591,517	(83,966)
Agilent Technologies, Inc.	3,144	127,238	1,478
AGL Resources, Inc.	4,444	217,723	24,519
Air Lease Corp.	4,282	136,168	10,748
Akamai Technologies, Inc.	10,579	604,062	61,992
Alaska Air Group, Inc.	27,652	1,053,412	599,071
Alexion Pharmaceuticals, Inc.	2,000	369,751	309
Alliant Energy Corp.	5,989	309,681	88,108
Alliant Techsystems, Inc.	5,982	788,268	(92,860)
Allstate Corp./The	13,916	846,585	131,014
Altria Group, Inc.	17,899	693,724	188,160
Amdocs Ltd.	14,764	692,074	(3,259)
AMERCO	2,400	669,160	13,064
Ameren Corp.	9,702	404,197	43,356
American Electric Power Co., Inc.	44,677	2,394,232	318,555
American Express Co.	7,877	707,622	25,254
American Financial Group, Inc.	7,478	406,252	47,812
American Water Works Co., Inc.	6,900	362,406	5,364

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Ameriprise Financial, Inc.	19,808	$2,084,462	$535,146
AmerisourceBergen Corp.	5,001	352,721	98,170
Amgen, Inc.	16,970	2,357,008	346,144
Analog Devices, Inc.	1,527	82,210	2,569
ANN, Inc.	10,600	429,190	(42,502)
ANSYS, Inc.	340	25,865	2,015
Anthem, Inc.	27,935	2,562,398	948,193
AO Smith Corp.	1,797	82,845	18,524
AOL, Inc.	3,264	156,138	(5,439)
Apollo Education Group, Inc.	18,512	524,664	106,781
Apple, Inc.	15,937	1,673,143	85,983
Archer-Daniels-Midland Co.	36,144	1,422,454	457,034
ARRIS Group, Inc.	43,300	1,274,121	33,106
Arrow Electronics, Inc.	12,277	682,604	28,111
Arthur J Gallagher & Co.	600	27,335	913
Ascena Retail Group, Inc.	9,762	176,236	(53,625)
Aspen Insurance Holdings Ltd.	5,000	218,580	270
Associated Banc-Corp.	1,757	28,629	4,104
Assurant, Inc.	12,527	811,694	45,529
AT&T, Inc.	42,586	1,538,801	(108,337)
Atmos Energy Corp.	8,492	435,587	37,757
Atwood Oceanics, Inc.	2,875	131,205	(49,641)
AutoNation, Inc.	8,982	527,686	14,917
AutoZone, Inc.	3,828	2,074,087	295,866
Avery Dennison Corp.	3,563	176,402	8,447
Avnet, Inc.	16,919	674,578	53,277
Axis Capital Holdings Co.	5,041	229,336	28,208
Babcock & Wilcox Co./The	6,618	220,987	(20,462)
Ball Corp.	16,750	1,049,934	91,914
Bank of New York Mellon Corp./The	11,326	384,989	74,507
BankUnited, Inc.	2,246	72,321	(7,255)
Baxter International, Inc.	1,148	80,413	3,724
BB&T Corp.	1,477	54,403	3,037
Becton Dickinson and Co.	6,139	652,640	201,664
Bed Bath & Beyond, Inc.	5,420	341,618	71,224
Bemis Co., Inc.	619	23,813	4,172
Big Lots, Inc.	5,319	235,246	(22,380)
Biogen Idec, Inc.	4,505	1,443,793	85,429
Bio-Techne Corp.	1,557	137,823	6,044
Boeing Co./The	1,334	185,886	(12,492)
Booz Allen Hamilton Holding Corp.	29,000	779,344	(9,974)
Boston Scientific Corp.	13,116	177,197	(3,410)
Brinker International, Inc.	3,200	169,630	18,178
Broadcom Corp.	21,721	897,574	43,597
Broadridge Financial Solutions, Inc.	16,983	618,209	166,066
Brocade Communications Systems, Inc.	183,710	1,683,118	492,009

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Bunge Ltd.	3,989	$346,488	$16,152
CA, Inc.	37,072	1,161,818	(32,976)
Cablevision Systems Corp.	46,100	868,582	82,922
Cabot Corp.	1,919	98,002	(13,834)
California Resources Corp.	1,860	117,397	(107,148)
Capital One Financial Corp.	29,451	2,458,347	(27,167)
Cardinal Health, Inc.	18,425	1,317,550	169,900
Carlisle Cos., Inc.	1,228	89,309	21,506
Carter’s, Inc.	3,444	242,113	58,582
Caterpillar, Inc.	6,909	691,393	(59,012)
Celanese Corp.	749	41,270	3,640
Celgene Corp.	7,239	543,822	265,933
Centene Corp.	5,300	457,326	93,079
CenturyLink, Inc.	10,000	408,580	(12,780)
CF Industries Holdings, Inc.	710	184,292	9,211
Charles River Laboratories International, Inc.	8,738	536,587	19,500
Cheesecake Factory, Inc./The	838	36,503	5,657
Chesapeake Energy Corp.	11,598	284,059	(57,086)
Chevron Corp.	16,293	1,834,559	(6,811)
Chubb Corp./The	4,282	357,961	85,097
Church & Dwight Co., Inc.	340	22,410	4,385
Cigna Corp.	10,241	872,905	180,996
Cimarex Energy Co.	3,026	385,822	(65,066)
Cinemark Holdings, Inc.	7,168	231,757	23,281
Cintas Corp.	13,216	831,405	205,258
Cisco Systems, Inc.	72,184	1,651,909	355,889
Cleco Corp.	519	28,329	(23)
Clorox Co./The	1,647	148,181	23,453
CMS Energy Corp.	10,162	298,743	54,386
Coca-Cola Enterprises, Inc.	7,407	327,921	(383)
Cognizant Technology Solutions Corp.	1,617	80,264	4,887
Comcast Corp.	3,563	190,933	15,757
Comerica, Inc.	2,825	131,041	1,282
Commerce Bancshares, Inc.	561	24,262	136
Commercial Metals Co.	17,140	318,848	(39,637)
Computer Sciences Corp.	20,535	1,219,487	75,245
ConocoPhillips	39,542	3,065,310	(334,540)
Consolidated Edison, Inc.	21,204	1,241,845	157,831
Convergys Corp.	1,937	37,647	1,810
Cooper Cos., Inc./The	3,258	491,674	36,415
Corning, Inc.	52,843	900,418	311,272
CR Bard, Inc.	6,280	955,727	90,647
Crane Co.	4,851	296,094	(11,340)
Crown Holdings, Inc.	7,820	344,678	53,360
CST Brands, Inc.	5,001	156,970	61,124
CSX Corp.	15,691	411,865	156,620
Cullen/Frost Bankers, Inc.	410	29,893	(931)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Cummins, Inc.	5,003	$695,415	$25,868
CVR Energy, Inc.	2,300	105,319	(16,286)
CVS Health Corp.	30,788	2,212,913	752,279
Cytec Industries, Inc.	3,324	155,042	(1,573)
Danaher Corp.	2,336	172,137	28,082
Deckers Outdoor Corp.	13,167	1,189,445	9,279
Delta Air Lines, Inc.	59,412	2,241,187	681,289
Deluxe Corp.	9,254	524,472	51,589
Devon Energy Corp.	16,352	1,007,392	(6,486)
DeVry Education Group, Inc.	7,187	254,341	86,826
Dillard’s, Inc.	4,671	402,524	182,192
Discover Financial Services	36,747	2,280,826	125,735
Dolby Laboratories, Inc.	3,400	142,117	4,491
Dollar General Corp.	3,900	245,875	29,855
Dollar Tree, Inc.	2,006	100,225	40,958
Dominion Resources, Inc.	479	33,146	3,689
Domino’s Pizza, Inc.	2,240	201,432	9,508
Dover Corp.	8,954	673,262	(31,082)
Dow Chemical Co./The	11,757	576,862	(40,626)
DR Horton, Inc.	8,077	201,331	2,936
Dr Pepper Snapple Group, Inc.	43,732	2,941,780	192,930
DST Systems, Inc.	8,140	729,769	36,612
DTE Energy Co.	14,479	1,069,501	181,050
Dun & Bradstreet Corp./The	2,156	232,068	28,721
Eastman Chemical Co.	2,485	198,502	(9,990)
eBay, Inc.	13,829	753,469	22,614
Edison International	18,793	970,939	259,627
EI du Pont de Nemours & Co.	2,686	167,166	31,437
Electronic Arts, Inc.	29,046	1,105,793	259,804
Eli Lilly & Co.	24,531	1,494,295	198,099
EMC Corp.	36,294	1,056,810	22,573
Endurance Specialty Holdings Ltd.	2,948	160,215	16,194
Energen Corp.	928	63,596	(4,427)
Energizer Holdings, Inc.	6,220	606,495	193,148
Entergy Corp.	30,513	2,315,742	353,535
EOG Resources, Inc.	6,152	649,500	(83,085)
Equifax, Inc.	1,428	102,513	12,970
Everest Re Group Ltd.	8,020	1,315,729	50,077
Exelis, Inc.	10,162	190,581	(12,441)
Exelon Corp.	32,400	1,163,155	38,237
Expedia, Inc.	32,198	2,771,601	(23,180)
Express Scripts PLC	1,340	98,173	15,285
Exxon Mobil Corp.	9,536	904,103	(22,500)
Fair Isaac Corp.	639	39,481	6,719
FedEx Corp.	4,728	732,624	88,441
Fidelity National Information Services, Inc.	8,226	420,011	91,647
Fifth Third BanCorp.	5,273	111,610	(4,172)
Fiserv, Inc.	16,746	1,051,456	137,008
FleetCor Technologies, Inc.	329	35,437	13,489
FLIR Systems, Inc.	8,684	290,393	(9,813)
Fluor Corp.	5,185	384,342	(69,976)
Foot Locker, Inc.	62,618	3,152,913	364,966

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Franklin Resources, Inc.	6,171	$329,296	$12,393
Freeport-McMoRan, Inc.	11,296	409,082	(145,208)
Frontier Communications Corp.	9,200	63,227	(1,863)
Fulton Financial Corp.	2,207	26,291	987
GameStop Corp.	23,137	780,788	1,242
Gannett Co., Inc.	46,859	1,420,723	75,485
Gap, Inc./The	13,218	497,340	59,270
Gartner, Inc.	2,900	242,380	1,829
GATX Corp.	4,799	283,057	(6,922)
General Dynamics Corp.	14,098	1,972,771	(32,604)
General Mills, Inc.	9,304	449,063	47,120
Genuine Parts Co.	8,306	668,856	216,315
Gilead Sciences, Inc.	32,242	3,027,986	11,145
Global Payments, Inc.	2,540	184,489	20,565
Google, Inc.	1,889	1,103,734	(101,317)
Graham Holdings Co.	1,418	997,222	227,519
Great Plains Energy, Inc.	9,054	222,028	35,196
Guess?, Inc.	4,612	130,482	(33,261)
H&R Block, Inc.	11,185	342,908	33,803
Halliburton Co.	23,738	1,261,570	(327,955)
Hanesbrands, Inc.	11,609	794,618	501,178
Hanover Insurance Group, Inc./The	569	30,527	10,054
Harris Corp.	10,074	681,000	42,515
Hasbro, Inc.	5,031	243,001	33,654
HCA Holdings, Inc.	26,246	1,809,446	116,748
HCC Insurance Holdings, Inc.	1,348	60,673	11,471
Health Net, Inc.	26,043	1,210,903	183,179
Helix Energy Solutions Group, Inc.	9,378	217,883	(14,380)
Helmerich & Payne, Inc.	15,573	1,625,414	(575,482)
Henry Schein, Inc.	2,006	223,086	50,031
Hershey Co./The	1,228	121,022	6,604
Hess Corp.	22,717	1,694,870	(17,901)
Hewlett-Packard Co.	53,705	1,707,773	447,408
Hill-Rom Holdings, Inc.	5,390	191,839	54,053
HollyFrontier Corp.	2,866	132,955	(25,537)
Home Depot, Inc./The	7,844	697,276	126,108
Honeywell International, Inc.	12,337	1,107,513	125,200
Hormel Foods Corp.	9,743	432,800	74,810
Howard Hughes Corp./The	2,487	336,525	(12,170)
Hubbell, Inc.	479	56,896	(5,724)
Humana, Inc.	17,817	1,976,720	582,336
Huntington Ingalls Industries, Inc.	10,567	1,096,133	92,231
IAC/InterActiveCorp.	19,764	1,311,209	(109,756)
IDACORP, Inc.	1,797	97,898	21,046
IDEX Corp.	370	28,375	426
Illinois Tool Works, Inc.	1,797	148,540	21,636
Ingram Micro, Inc.	21,052	511,773	70,104
Ingredion, Inc.	4,059	317,144	27,222
Intel Corp.	77,208	2,248,216	553,663
International Business Machines Corp.	4,432	774,414	(63,344)
International Flavors & Fragrances, Inc.	410	37,772	3,785

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Intersil Corp.	3,983	$57,832	$(198)
Intuit, Inc.	2,327	173,270	41,256
ITC Holdings Corp.	709	24,645	4,020
ITT Corp.	6,385	269,703	(11,366)
Jack Henry & Associates, Inc.	2,665	145,222	20,381
Jacobs Engineering Group, Inc.	3,354	209,971	(60,081)
JetBlue Airways Corp.	15,780	194,773	55,498
JM Smucker Co./The	3,653	349,491	19,389
John Wiley & Sons, Inc.	470	25,457	2,386
Johnson & Johnson	14,583	1,278,076	246,868
Johnson Controls, Inc.	8,055	361,299	28,080
JPMorgan Chase & Co.	25,266	1,458,881	122,265
Juniper Networks, Inc.	9,900	217,668	3,300
Kellogg Co.	1,570	95,512	7,229
Kemper Corp.	2,000	68,154	4,066
KeyCorp.	31,482	391,187	46,413
Kimberly-Clark Corp.	11,909	1,128,488	247,477
Kirby Corp.	300	33,858	(9,636)
KLA-Tencor Corp.	3,713	275,942	(14,844)
Kohl’s Corp.	9,907	581,505	23,219
L-3 Communications Holdings, Inc.	3,024	331,375	50,284
Lam Research Corp.	13,385	849,211	212,755
Landstar System, Inc.	2,400	186,447	(12,375)
Lear Corp.	16,610	1,300,916	328,193
Leggett & Platt, Inc.	629	18,714	8,088
Leidos Holdings, Inc.	8,744	399,099	(18,560)
Lennar Corp.	5,793	266,354	(6,770)
Lennox International, Inc.	310	27,318	2,154
Lexmark International, Inc.	35,069	1,445,310	1,987
Liberty Media Corp.	1,974	68,561	1,062
LifePoint Hospitals, Inc.	7,299	518,951	5,920
Lincoln Electric Holdings, Inc.	3,743	259,339	(735)
Lincoln National Corp.	18,889	889,159	200,170
Lockheed Martin Corp.	17,127	2,920,306	377,841
Loews Corp.	5,310	232,457	(9,331)
Lowe’s Cos., Inc.	7,751	405,094	128,175
LyondellBasell Industries NV	20,541	1,755,725	(124,975)
M&T Bank Corp.	4,522	503,125	64,929
Macy’s, Inc.	2,598	154,749	16,070
ManpowerGroup, Inc.	11,499	851,516	(67,629)
Marathon Oil Corp.	26,138	877,930	(138,486)
Marathon Petroleum Corp.	2,699	239,258	4,353
Marriott International, Inc.	4,466	268,776	79,706
Marsh & McLennan Cos., Inc.	16,524	809,545	136,289
Martin Marietta Materials, Inc.	300	36,942	(3,846)
Marvell Technology Group Ltd.	39,138	610,003	(42,502)
MasterCard, Inc.	8,115	608,655	90,533
Mattel, Inc.	13,445	489,594	(73,539)
Maxim Integrated Products, Inc.	4,612	154,530	(7,546)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
McDonald’s Corp.	2,286	$216,956	$(2,758)
McGraw Hill Financial, Inc.	2,819	235,742	15,093
McKesson Corp.	7,425	1,299,905	241,377
Medtronic, Inc.	24,256	1,341,308	409,975
Mentor Graphics Corp.	10,511	210,247	20,154
Merck & Co., Inc.	25,205	1,444,108	(12,716)
Meredith Corp.	459	20,695	4,238
Microchip Technology, Inc.	3,713	180,624	(13,131)
Micron Technology, Inc.	71,365	2,100,808	397,681
Microsoft Corp.	35,036	1,303,232	324,190
Mondelez International, Inc.	4,500	152,911	10,552
Monster Beverage Corp.	4,182	445,896	7,224
Moody’s Corp.	5,100	495,377	(6,746)
Murphy Oil Corp.	14,643	823,249	(83,485)
Murphy USA, Inc.	19,781	1,054,451	307,669
Mylan, Inc.	11,800	657,615	7,551
Myriad Genetics, Inc.	36,147	1,189,086	42,081
National Oilwell Varco, Inc.	19,819	1,426,110	(127,371)
Navient Corp.	126,863	2,088,030	653,479
NetApp, Inc.	6,588	293,100	(20,028)
New York Community Bancorp., Inc.	16,662	261,617	4,975
Newfield Exploration Co.	20,422	536,670	17,175
NewMarket Corp.	210	69,635	15,106
NextEra Energy, Inc.	5,969	547,851	86,594
NiSource, Inc.	1,968	78,623	4,860
Nordstrom, Inc.	4,888	332,501	55,558
Norfolk Southern Corp.	15,742	1,546,922	178,559
Northeast Utilities	1,647	70,418	17,730
Northern Trust Corp.	400	26,844	116
Northrop Grumman Corp.	22,650	2,741,784	596,599
Norwegian Cruise Line Holdings Ltd.	18,900	819,787	63,977
Nucor Corp.	2,875	147,717	(6,699)
NVIDIA Corp.	11,865	206,012	31,881
Occidental Petroleum Corp.	4,652	293,621	81,376
OGE Energy Corp.	988	33,701	1,354
Oil States International, Inc.	2,905	185,685	(43,631)
Old Dominion Freight Line, Inc.	5,076	358,224	35,877
Olin Corp.	12,277	308,446	(28,899)
Omnicare, Inc.	5,959	373,896	60,693
Omnicom Group, Inc.	1,800	121,725	17,721
ONEOK, Inc.	4,253	281,074	(69,317)
Oracle Corp.	28,304	1,086,296	186,535
O’Reilly Automotive, Inc.	6,936	1,159,460	176,553
Owens & Minor, Inc.	4,342	147,212	5,236
Owens-Illinois, Inc.	3,294	111,502	(22,597)
PACCAR, Inc.	7,906	433,571	104,116
Packaging Corp. of America	9,320	642,510	84,916
Parker-Hannifin Corp.	3,054	336,796	57,018
PartnerRe Ltd.	14,353	1,608,682	29,426

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Patterson Cos., Inc.	1,916	$76,760	$15,400
Penske Automotive Group, Inc.	500	21,015	3,520
People’s United Financial, Inc.	16,370	228,487	20,009
PepsiCo, Inc.	8,834	700,070	135,273
Perrigo Co PLC	780	119,762	10,623
PetSmart, Inc.	2,848	190,688	40,840
Pfizer, Inc.	43,542	1,331,189	25,144
PG&E Corp.	21,029	1,013,637	105,947
Phillips 66	22,321	1,712,297	(111,881)
Pilgrim’s Pride Corp.	63,800	2,139,734	(47,732)
Pinnacle Foods, Inc.	9,000	308,601	9,099
Pinnacle West Capital Corp.	8,744	458,076	139,227
Plantronics, Inc.	1,198	51,277	12,241
PNC Financial Services Group, Inc./The	21,521	1,700,746	262,615
Polaris Industries, Inc.	809	110,744	11,609
Polycom, Inc.	21,400	274,606	14,294
PPG Industries, Inc.	2,279	441,390	85,401
PPL Corp.	6,199	183,817	41,392
priceline.com, Inc.	749	852,562	1,456
Procter & Gamble Co./The	7,366	588,396	82,573
Prosperity Bancshares, Inc.	459	27,354	(1,944)
PTC, Inc.	2,136	73,577	4,708
Public Service Enterprise Group, Inc.	43,907	1,627,791	190,398
Pulte Group, Inc.	35,946	664,064	107,337
Quanta Services, Inc.	22,892	709,719	(59,815)
Raytheon Co.	15,758	1,499,310	205,233
Regal Entertainment Group	16,430	313,799	37,145
Reinsurance Group of America, Inc.	19,647	1,578,520	142,950
Reliance Steel & Aluminum Co.	18,596	1,290,751	(151,374)
RenaissanceRe Holdings Ltd.	3,639	365,184	(11,400)
Rent-A-Center, Inc.	4,312	130,520	26,091
Republic Services, Inc.	4,779	184,418	7,937
ResMed, Inc.	3,743	159,087	50,745
Restaurant Brands International LP	16	475	226
Reynolds American, Inc.	19,493	1,156,384	96,431
RF Micro Devices, Inc.	33,000	437,028	110,442
Rock-Tenn Co.	12,126	616,948	122,495
Rockwell Automation, Inc.	1,527	182,064	(12,262)
Ross Stores, Inc.	5,570	371,407	153,621
Rovi Corp.	2,537	55,390	1,920
Royal Caribbean Cruises Ltd.	7,800	525,027	117,927
RR Donnelley & Sons Co.	11,898	210,423	(10,477)
Ryder System, Inc.	16,494	1,319,535	211,933
SanDisk Corp.	3,054	208,366	90,865
SCANA Corp.	5,275	272,763	45,847
Schlumberger Ltd.	749	85,799	(21,827)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Scotts Miracle-Gro Co./The	2,875	$166,357	$12,813
Seagate Technology PLC	7,576	411,990	91,814
SEI Investments Co.	3,268	116,206	14,645
Sempra Energy	1,467	135,856	27,509
Sherwin-Williams Co./The	2,991	740,409	46,344
Signature Bank	250	29,874	1,616
Signet Jewelers Ltd.	8,852	680,220	484,438
Silgan Holdings, Inc.	539	24,733	4,157
Skyworks Solutions, Inc.	24,008	1,153,934	591,687
SM Energy Co.	5,943	419,095	(189,815)
Snap-on, Inc.	6,937	868,840	79,725
Sonoco Products Co.	5,300	213,695	17,915
Southern Co./The	1,808	76,447	12,344
Southwest Airlines Co.	58,098	1,191,282	1,267,425
Spectra Energy Corp.	12,200	467,659	(24,799)
Spectrum Brands Holdings, Inc.	8,200	766,002	18,574
StanCorp Financial Group, Inc.	2,306	144,820	16,277
Steel Dynamics, Inc.	58,145	998,343	149,439
STERIS Corp.	5,702	284,431	85,343
Stryker Corp.	3,833	299,381	62,186
Superior Energy Services, Inc.	13,100	254,592	9,373
Symantec Corp.	21,211	450,577	93,592
Synopsys, Inc.	5,779	223,937	27,276
Sysco Corp.	3,783	138,189	11,958
Targa Resources Corp.	4,400	516,392	(49,772)
Tech Data Corp.	6,192	339,911	51,609
Teleflex, Inc.	3,359	387,213	(1,533)
Telephone & Data Systems, Inc.	4,641	126,235	(9,050)
Texas Instruments, Inc.	10,690	521,299	50,242
Thermo Fisher Scientific, Inc.	2,845	329,707	26,743
Thomson Reuters Corp.	2,700	102,537	6,381
Time Warner, Inc.	11,065	668,249	276,923
Timken Co./The	1,621	60,039	9,146
TJX Cos., Inc./The	3,683	207,440	45,140
Torchmark Corp.	2,809	145,552	6,611
Toro Co./The	479	30,330	235
Total System Services, Inc.	10,281	297,567	51,576
Towers Watson & Co.	6,857	787,131	(11,124)
Tractor Supply Co.	749	48,116	10,920
Travelers Cos., Inc./The	22,070	1,775,006	561,103
Trinity Industries, Inc.	4,255	197,607	(78,424)
Tupperware Brands Corp.	3,563	313,383	(88,914)
Tyco International PLC	4,400	191,628	1,356
Tyson Foods, Inc.	47,440	1,768,031	133,838
UGI Corp.	23,284	827,313	57,014
Ultra Petroleum Corp.	10,424	281,675	(144,495)
Union Pacific Corp.	24,429	2,373,977	536,250
Unit Corp.	27,420	1,257,228	(322,206)
United Parcel Service, Inc.	3,400	332,609	45,369
United Rentals, Inc.	4,645	440,819	33,017

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
United States Steel Corp.	86,439	$2,629,646	$(318,267)
United Technologies Corp.	8,235	933,914	13,111
United Therapeutics Corp.	15,331	1,509,533	475,678
UnitedHealth Group, Inc.	24,303	1,845,414	611,376
Universal Health Services, Inc.	1,767	149,842	46,755
Unum Group	22,981	730,626	70,951
US Bancorp.	16,484	680,348	60,608
Valero Energy Corp.	37,053	1,883,900	(49,777)
Validus Holdings Ltd.	1,209	46,098	4,148
Valmont Industries, Inc.	3,084	462,105	(70,437)
Vectren Corp.	4,827	204,607	18,545
VeriSign, Inc.	12,632	704,303	15,721
Verizon Communications, Inc.	5,264	257,082	(10,832)
VF Corp.	10,720	610,718	192,210
Viacom, Inc.	11,409	909,988	(51,460)
Visa, Inc.	899	193,026	42,692
WABCO Holdings, Inc.	380	36,912	2,904
Wabtec Corp.	838	62,775	10,039
Walgreens Boots Alliance, Inc.	11,589	669,325	213,757
Wal-Mart Stores, Inc.	3,485	266,150	33,142
Walt Disney Co./The	11,674	880,995	218,579
Washington Federal, Inc.	2,096	44,423	2,004
Waste Connections, Inc.	1,797	74,575	4,475
Waste Management, Inc.	9,343	402,870	76,613
Wells Fargo & Co.	45,443	2,172,530	318,655
Werner Enterprises, Inc.	4,338	126,966	8,163
WESCO International, Inc.	1,377	111,375	(6,434)
Westar Energy, Inc.	14,120	483,823	98,486
Western Digital Corp.	17,045	1,441,900	444,981
Westlake Chemical Corp.	5,586	336,955	4,294
WGL Holdings, Inc.	479	18,374	7,789
Whirlpool Corp.	6,259	799,102	413,517
Whiting Petroleum Corp.	9,669	689,169	(370,092)
Williams-Sonoma, Inc.	370	21,054	6,947
Wisconsin Energy Corp.	549	24,386	4,568
World Fuel Services Corp.	6,655	308,981	3,338
Worthington Industries, Inc.	10,002	408,539	(107,579)
WR Berkley Corp.	1,649	78,459	6,068
Wyndham Worldwide Corp.	800	61,887	6,721
Xcel Energy, Inc.	12,976	366,822	99,276
Xerox Corp.	9,593	117,143	15,816
Xilinx, Inc.	1,557	75,248	(7,846)
Yahoo!, Inc.	24,644	961,118	283,650
Zebra Technologies Corp.	2,000	142,250	12,570

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Zimmer Holdings, Inc.	19,400	$1,832,602	$367,746

			31,044,469

Total of Long Equity Positions			32,377,054

Short Positions

Canada
lululemon athletica, Inc.	(9,100)	(391,255)	(116,434)

Ireland
Endo International PLC	(39,796)	(2,753,173)	(116,914)
Jazz Pharmaceuticals PLC	(4,162)	(616,789)	(64,655)

			(181,569)

Netherlands
Chicago Bridge & Iron Co. NV	(9,800)	(452,282)	40,878
Core Laboratories NV	(7,821)	(1,012,367)	71,188

			112,066

Norway
Golar LNG Ltd.	(19,200)	(866,479)	166,255

Panama
Copa Holdings SA	(523)	(57,840)	3,636

Switzerland
Weatherford International PLC	(46,025)	(722,700)	195,713

United Kingdom
Ensco PLC	(9,420)	(363,853)	81,724
Liberty Global PLC	(8,590)	(373,070)	(58,191)
Pentair PLC	(8,140)	(533,633)	(7,026)

			16,507

United States
Abercrombie & Fitch Co.	(17,727)	(677,752)	170,051
Acxiom Corp.	(23,300)	(451,331)	(20,960)
Adobe Systems, Inc.	(2,396)	(138,674)	(35,515)
ADT Corp./The	(4,600)	(158,618)	(8,040)
ADTRAN, Inc.	(46,572)	(1,019,865)	4,595
Advanced Micro Devices, Inc.	(44,300)	(124,244)	5,963
AES Corp.	(5,900)	(81,577)	334
Albemarle Corp.	(1,228)	(76,788)	2,948
Alcoa, Inc.	(41,392)	(662,362)	8,783
Alere, Inc.	(3,753)	(144,285)	1,671
Align Technology, Inc.	(16,600)	(872,133)	(55,973)
Allegheny Technologies, Inc.	(36,470)	(1,262,513)	(5,549)
Alliance Data Systems Corp.	(240)	(61,654)	(6,998)
Allscripts Healthcare Solutions, Inc.	(59,577)	(800,724)	39,926
Alnylam Pharmaceuticals, Inc.	(13,700)	(1,135,259)	(193,641)
Altera Corp.	(25,019)	(825,674)	(98,528)
Amazon.com, Inc.	(7,349)	(2,339,976)	59,214

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
AMC Networks, Inc.	(1,370)	$(79,586)	$(7,778)
American Eagle Outfitters, Inc.	(105,118)	(1,267,389)	(191,648)
American International Group, Inc.	(11,679)	(567,342)	(86,799)
AMETEK, Inc.	(2,126)	(110,595)	(1,297)
Anadarko Petroleum Corp.	(4,788)	(450,411)	55,401
Apache Corp.	(3,223)	(204,126)	2,140
Armstrong World Industries, Inc.	(12,627)	(648,437)	2,945
Artisan Partners Asset Management, Inc.	(23,400)	(1,158,887)	(23,515)
Ashland, Inc.	(329)	(32,538)	(6,863)
Assured Guaranty Ltd.	(20,183)	(440,393)	(84,163)
athenahealth, Inc.	(12,200)	(1,581,652)	(195,888)
Atmel Corp.	(77,865)	(618,997)	(34,679)
Autodesk, Inc.	(6,918)	(347,308)	(68,187)
Avis Budget Group, Inc.	(16,719)	(608,048)	(500,923)
Avon Products, Inc.	(150,850)	(1,902,641)	486,159
B/E Aerospace, Inc.	(27,157)	(1,400,596)	(175,053)
BancorpSouth, Inc.	(15,775)	(352,718)	(2,377)
Bank of America Corp.	(54,810)	(863,705)	(116,846)
Belden, Inc.	(1,600)	(110,189)	(15,907)
Best Buy Co., Inc.	(6,110)	(204,366)	(33,801)
Bill Barrett Corp.	(78,134)	(1,391,917)	501,971
BioMarin Pharmaceutical, Inc.	(27,530)	(1,607,280)	(881,432)
Bristol-Myers Squibb Co.	(8,487)	(417,277)	(83,711)
Brookdale Senior Living, Inc.	(56,414)	(1,585,162)	(483,540)
Brown & Brown, Inc.	(1,129)	(35,313)	(1,843)
Bruker Corp.	(48,213)	(966,247)	20,308
Brunswick Corp./DE	(7,600)	(346,983)	(42,593)
Cabela’s, Inc.	(13,316)	(786,628)	84,742
Cabot Oil & Gas Corp.	(33,849)	(1,123,707)	121,438
Calpine Corp.	(73,395)	(1,381,866)	(242,365)
Cameron International Corp.	(17,817)	(1,054,007)	164,048
Campbell Soup Co.	(3,923)	(158,129)	(14,483)
CARBO Ceramics, Inc.	(18,500)	(827,866)	86,941
CarMax, Inc.	(16,956)	(809,933)	(318,997)
Carnival Corp.	(27,490)	(1,057,386)	(188,735)
Carpenter Technology Corp.	(16,300)	(813,552)	10,777
Catamaran Corp.	(7,159)	(341,274)	(29,204)
CBS Corp.	(505)	(27,661)	(285)
CenterPoint Energy, Inc.	(3,065)	(71,901)	88
Cerner Corp.	(2,959)	(174,431)	(16,898)
CH Robinson Worldwide, Inc.	(5,809)	(334,826)	(100,210)
Charles Schwab Corp./The	(52,730)	(1,466,978)	(124,941)
Charter Communications, Inc.	(3,953)	(543,543)	(115,106)
Cheniere Energy, Inc.	(17,477)	(783,324)	(447,056)
Chico’s FAS, Inc.	(42,609)	(660,525)	(30,167)
Chipotle Mexican Grill, Inc.	(100)	(68,154)	(297)
Ciena Corp.	(156,879)	(2,740,565)	(304,456)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Cincinnati Financial Corp.	(7,660)	$(369,857)	$(27,160)
CIT Group, Inc.	(14,742)	(664,325)	(40,784)
Citigroup, Inc.	(21,411)	(1,053,425)	(105,124)
Citrix Systems, Inc.	(6,242)	(362,257)	(35,983)
Civeo Corp.	(10,400)	(93,279)	50,535
CLARCOR, Inc.	(400)	(24,767)	(1,889)
Clean Harbors, Inc.	(11,834)	(586,490)	17,866
Coach, Inc.	(84,607)	(2,878,758)	(299,081)
Cobalt International Energy, Inc.	(285,900)	(3,130,907)	589,256
Coca-Cola Co./The	(7,649)	(326,909)	3,968
Colfax Corp.	(27,805)	(1,502,596)	68,692
Colgate-Palmolive Co.	(9,000)	(594,079)	(28,631)
Community Health Systems, Inc.	(8,470)	(397,721)	(58,982)
CommVault Systems, Inc.	(15,897)	(777,213)	(44,502)
Compass Minerals International, Inc.	(5,779)	(446,862)	(54,928)
ConAgra Foods, Inc.	(6,857)	(211,972)	(36,800)
Concho Resources, Inc.	(4,222)	(407,494)	(13,651)
CONSOL Energy, Inc.	(42,656)	(1,587,850)	145,650
Con-way, Inc.	(2,526)	(102,913)	(21,315)
Copart, Inc.	(5,460)	(193,478)	(5,757)
Corporate Executive Board Co./The	(4,000)	(292,563)	2,443
CoStar Group, Inc.	(6,000)	(948,502)	(153,278)
Costco Wholesale Corp.	(3,414)	(382,376)	(101,558)
Coty, Inc.	(19,500)	(389,493)	(13,377)
Covanta Holding Corp.	(22,978)	(408,610)	(97,135)
Cree, Inc.	(31,620)	(1,418,815)	400,019
Cubist Pharmaceuticals, Inc.	(3,341)	(221,693)	(114,579)
Cypress Semiconductor Corp.	(142,374)	(1,395,278)	(637,822)
Darden Restaurants, Inc.	(15,871)	(739,447)	(191,070)
DaVita HealthCare Partners, Inc.	(8,265)	(526,523)	(99,468)
Dean Foods Co.	(134,623)	(1,990,591)	(618,403)
Deere & Co.	(5,902)	(483,527)	(38,623)
Denbury Resources, Inc.	(17,798)	(279,636)	134,939
Dick’s Sporting Goods, Inc.	(3,504)	(187,814)	13,841
Diebold, Inc.	(15,122)	(498,046)	(25,780)
Discovery Communications, Inc.	(23,435)	(841,766)	34,431
Donaldson Co., Inc.	(2,458)	(100,968)	6,016
DreamWorks Animation SKG, Inc.	(59,106)	(1,384,322)	64,485
Dril-Quip, Inc.	(2,700)	(212,680)	5,509
DSW, Inc.	(45,349)	(1,528,526)	(162,991)
Dunkin’ Brands Group, Inc.	(23,406)	(1,070,557)	72,291
E*TRADE Financial Corp.	(53,476)	(1,094,236)	(202,825)
Eagle Materials, Inc.	(2,066)	(162,683)	5,605
East West Bancorp, Inc.	(1,800)	(64,761)	(4,917)
Ecolab, Inc.	(988)	(102,900)	(366)
Edwards Lifesciences Corp.	(7,316)	(501,439)	(430,473)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Emerson Electric Co.	(9,100)	$(574,349)	$12,606
EQT Corp.	(1,800)	(161,405)	25,145
Equinix, Inc.	(7,972)	(1,404,917)	(402,574)
Estee Lauder Cos., Inc./The	(8,362)	(612,743)	(24,441)
Esterline Technologies Corp.	(3,024)	(300,438)	(31,234)
Expeditors International of Washington, Inc.	(11,642)	(489,276)	(30,074)
F5 Networks, Inc.	(4,731)	(496,122)	(121,108)
Facebook, Inc.	(6,789)	(398,945)	(130,732)
Fairchild Semiconductor International, Inc.	(22,456)	(278,794)	(100,264)
Fastenal Co.	(26,994)	(1,171,621)	(112,214)
Federated Investors, Inc.	(16,900)	(507,925)	(48,592)
FEI Co.	(9,700)	(819,159)	(57,237)
First American Financial Corp.	(7,097)	(184,636)	(55,952)
First Horizon National Corp.	(55,459)	(634,827)	(118,306)
First Niagara Financial Group, Inc.	(155,144)	(1,253,564)	(54,300)
First Republic Bank	(11,371)	(575,970)	(16,686)
First Solar, Inc.	(14,370)	(829,909)	189,079
FirstEnergy Corp.	(9,163)	(298,805)	(58,460)
FirstMerit Corp.	(10,700)	(189,502)	(12,621)
Flowers Foods, Inc.	(14,321)	(268,192)	(6,628)
Flowserve Corp.	(15,600)	(970,783)	37,435
FMC Corp.	(24,577)	(1,395,520)	(6,106)
FMC Technologies, Inc.	(5,001)	(245,029)	10,782
FNF Group	(14,562)	(365,281)	(136,379)
Ford Motor Co.	(55,848)	(812,628)	(53,017)
Forest City Enterprises, Inc.	(36,244)	(679,926)	(92,071)
Fortinet, Inc.	(46,496)	(949,802)	(475,766)
Fortune Brands Home & Security, Inc.	(14,009)	(556,180)	(78,007)
Fossil Group, Inc.	(1,801)	(197,505)	(1,938)
Freescale Semiconductor Ltd.	(16,792)	(295,298)	(128,364)
FTI Consulting, Inc.	(12,148)	(435,937)	(33,340)
General Electric Co.	(10,850)	(288,249)	14,069
General Motors Co.	(11,329)	(379,975)	(15,521)
Genesee & Wyoming, Inc.	(4,157)	(384,494)	10,696
Genpact Ltd.	(3,432)	(56,224)	(8,743)
Genworth Financial, Inc.	(118,543)	(1,162,948)	155,333
GNC Holdings, Inc.	(28,384)	(1,089,076)	(243,837)
Goodyear Tire & Rubber Co./The	(2,545)	(62,429)	(10,282)
Graco, Inc.	(5,010)	(380,754)	(20,948)
Groupon, Inc.	(79,864)	(488,598)	(171,079)
Hain Celestial Group, Inc./The	(400)	(20,606)	(2,710)
Harley-Davidson, Inc.	(3,499)	(210,531)	(20,088)
Harman International Industries, Inc.	(2,426)	(219,504)	(39,374)
Harsco Corp.	(53,278)	(1,138,640)	132,219
Hertz Global Holdings, Inc.	(83,791)	(2,195,948)	106,201
Hexcel Corp.	(14,369)	(593,174)	(2,996)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Hilton Worldwide Holdings, Inc.	(7,200)	$(173,582)	$(14,266)
HMS Holdings Corp.	(66,838)	(1,376,767)	(36,188)
Hologic, Inc.	(45,291)	(1,091,153)	(119,928)
HomeAway, Inc.	(47,735)	(1,523,527)	101,979
Hospira, Inc.	(2,455)	(105,239)	(45,130)
HSN, Inc.	(749)	(40,211)	(16,713)
Huntington Bancshares, Inc.	(42,501)	(379,299)	(67,812)
Huntsman Corp.	(6,678)	(143,488)	(8,637)
IDEXX Laboratories, Inc.	(359)	(40,749)	(12,480)
IHS, Inc.	(479)	(56,096)	1,547
Illumina, Inc.	(2,755)	(375,617)	(132,901)
Incyte Corp.	(23,305)	(1,384,354)	(319,474)
Informatica Corp.	(2,547)	(101,235)	4,105
Ingersoll-Rand PLC	(1,827)	(113,859)	(1,955)
Integrated Device Technology, Inc.	(1,498)	(17,372)	(11,989)
InterDigital, Inc.	(6,897)	(191,404)	(173,447)
International Paper Co.	(3,700)	(175,219)	(23,027)
Intuitive Surgical, Inc.	(4,931)	(1,915,786)	(692,417)
Itron, Inc.	(14,783)	(587,653)	(37,520)
Jabil Circuit, Inc.	(21,770)	(382,399)	(92,840)
Janus Capital Group, Inc.	(54,942)	(630,093)	(256,121)
Jarden Corp.	(555)	(21,705)	(4,868)
JB Hunt Transport Services, Inc.	(539)	(39,989)	(5,422)
JDS Uniphase Corp.	(133,056)	(1,670,711)	(154,818)
Joy Global, Inc.	(8,028)	(415,392)	41,929
Kansas City Southern	(3,957)	(459,148)	(23,724)
Kate Spade & Co.	(32,200)	(925,945)	(104,777)
KB Home	(42,584)	(632,836)	(71,929)
KBR, Inc.	(13,211)	(286,748)	62,822
Kennametal, Inc.	(4,700)	(174,201)	5,988
Keurig Green Mountain, Inc.	(2,419)	(313,077)	(7,186)
KLX, Inc.	(13,578)	(700,272)	140,180
Kosmos Energy Ltd.	(71,900)	(630,457)	27,216
L Brands, Inc.	(1,018)	(52,127)	(35,981)
Laboratory Corp. of America Holdings	(1,018)	(90,452)	(19,390)
Lamar Advertising Co.	(17,997)	(857,419)	(107,940)
Laredo Petroleum, Inc.	(77,181)	(1,236,424)	437,600
Las Vegas Sands Corp.	(12,674)	(941,969)	204,850
Legg Mason, Inc.	(4,612)	(202,513)	(43,630)
Leucadia National Corp.	(9,127)	(229,250)	24,623
Level 3 Communications, Inc.	(12,416)	(389,172)	(223,930)
Life Time Fitness, Inc.	(14,500)	(699,195)	(121,795)
LinkedIn Corp.	(8,157)	(1,387,745)	(486,000)
Lions Gate Entertainment Corp.	(39,710)	(1,275,780)	4,266
Live Nation Entertainment, Inc.	(1,000)	(26,600)	490
LKQ Corp.	(26,097)	(739,083)	5,236
Louisiana-Pacific Corp.	(79,274)	(1,110,556)	(202,221)
LPL Financial Holdings, Inc.	(652)	(27,880)	(1,167)
Madison Square Garden Co./The	(3,566)	(219,356)	(49,021)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Manitowoc Co., Inc./The	(17,885)	$(430,228)	$34,969
Markel Corp.	(150)	(84,987)	(17,439)
Masco Corp.	(35,635)	(750,498)	(147,504)
MDC Holdings, Inc.	(12,400)	(314,602)	(13,626)
Mead Johnson Nutrition Co.	(7,307)	(601,220)	(133,426)
MeadWestvaco Corp.	(589)	(22,376)	(3,770)
Medivation, Inc.	(7,408)	(554,880)	(183,031)
MEDNAX, Inc.	(1,499)	(82,937)	(16,162)
MetLife, Inc.	(1,797)	(100,837)	3,637
MGM Resorts International	(29,901)	(713,250)	73,967
Michael Kors Holdings Ltd.	(11,116)	(856,124)	21,313
Middleby Corp./The	(1,700)	(148,871)	(19,599)
Mohawk Industries, Inc.	(479)	(64,475)	(9,942)
Monsanto Co.	(9,589)	(1,031,651)	(113,947)
Mosaic Co./The	(14,839)	(660,873)	(16,528)
Motorola Solutions, Inc.	(12,716)	(813,581)	(39,408)
MSC Industrial Direct Co., Inc.	(928)	(75,788)	388
MSCI, Inc.	(559)	(24,415)	(2,104)
National Fuel Gas Co.	(700)	(48,660)	(11)
Navistar International Corp.	(68,619)	(2,412,456)	115,091
NCR Corp.	(30,360)	(982,102)	97,411
Netflix, Inc.	(2,700)	(956,151)	33,804
NetSuite, Inc.	(10,348)	(862,289)	(267,403)
New York Times Co./The	(30,472)	(411,266)	8,426
Newell Rubbermaid, Inc.	(749)	(23,647)	(4,883)
News Corp.	(13,446)	(230,616)	19,648
Nielsen Holdings NV	(2,815)	(125,042)	(873)
NIKE, Inc.	(6,977)	(543,649)	(127,189)
Noble Energy, Inc.	(19,200)	(1,033,404)	122,748
Nordson Corp.	(3,167)	(228,784)	(18,115)
NRG Energy, Inc.	(18,314)	(527,697)	34,134
Nuance Communications, Inc.	(31,324)	(471,602)	24,609
Oasis Petroleum, Inc.	(39,115)	(747,220)	100,257
Oceaneering International, Inc.	(4,461)	(285,942)	23,591
Ocwen Financial Corp.	(60,058)	(1,410,578)	503,702
Office Depot, Inc.	(194,542)	(878,590)	(789,608)
Old Republic International Corp.	(3,116)	(50,143)	4,556
ON Semiconductor Corp.	(27,303)	(222,115)	(54,464)
Oshkosh Corp.	(600)	(27,970)	(1,220)
Owens Corning	(15,092)	(578,036)	37,592
PacWest Bancorp	(3,400)	(157,669)	3,105
Pall Corp.	(1,189)	(98,775)	(21,564)
Palo Alto Networks, Inc.	(14,652)	(870,328)	(925,568)
Pandora Media, Inc.	(61,918)	(1,392,332)	288,334
Panera Bread Co.	(1,108)	(163,625)	(30,053)
PBF Energy, Inc.	(43,100)	(1,152,174)	3,990
Peabody Energy Corp.	(259,706)	(3,123,996)	1,113,872
PerkinElmer, Inc.	(7,187)	(312,380)	(1,907)
Pharmacyclics, Inc.	(14,071)	(1,792,248)	71,927
Philip Morris International, Inc.	(5,181)	(404,331)	(17,661)
Pitney Bowes, Inc.	(5,506)	(140,067)	5,886

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
PolyOne Corp.	(700)	$(24,901)	$(1,636)
Post Holdings, Inc.	(63,985)	(2,592,808)	(87,524)
Precision Castparts Corp.	(2,308)	(567,193)	11,242
Principal Financial Group, Inc.	(6,109)	(259,501)	(57,800)
Progressive Corp./The	(28,213)	(668,701)	(92,768)
Prudential Financial, Inc.	(359)	(32,512)	37
PVH Corp.	(7,077)	(790,703)	(116,356)
QUALCOMM, Inc.	(3,700)	(274,457)	(564)
Quest Diagnostics, Inc.	(629)	(37,128)	(5,052)
Rackspace Hosting, Inc.	(12,887)	(453,497)	(149,744)
Ralph Lauren Corp.	(659)	(104,750)	(17,270)
Range Resources Corp.	(29,593)	(2,263,422)	681,677
Red Hat, Inc.	(9,133)	(532,821)	(98,634)
Regeneron Pharmaceuticals, Inc.	(1,868)	(601,392)	(164,955)
Regions Financial Corp.	(25,154)	(269,485)	3,859
Rite Aid Corp.	(30,900)	(174,837)	(57,531)
Robert Half International, Inc.	(459)	(19,969)	(6,828)
Rockwell Collins, Inc.	(2,096)	(157,337)	(19,733)
Rosetta Resources, Inc.	(32,634)	(1,088,121)	360,056
Rowan Cos. PLC	(8,228)	(209,198)	17,321
RPC, Inc.	(2,000)	(25,720)	(360)
Salesforce.com, Inc.	(28,700)	(1,684,491)	(17,706)
Salix Pharmaceuticals Ltd.	(9,100)	(1,251,784)	205,830
Sally Beauty Holdings, Inc.	(12,487)	(343,298)	(40,552)
SBA Communications Corp.	(3,983)	(367,108)	(74,050)
Scripps Networks Interactive, Inc.	(2,009)	(154,867)	3,650
Seadrill Ltd.	(117,425)	(1,509,449)	107,395
Sealed Air Corp.	(22,720)	(731,064)	(232,945)
Seattle Genetics, Inc.	(30,747)	(1,127,273)	139,372
SeaWorld Entertainment, Inc.	(23,600)	(413,842)	(8,598)
Semtech Corp.	(28,958)	(699,947)	(98,425)
Sensata Technologies Holding NV	(11,956)	(441,796)	(184,818)
Service Corp. International	(35,613)	(685,329)	(123,086)
ServiceNow, Inc.	(7,205)	(425,542)	(63,318)
Silicon Laboratories, Inc.	(2,816)	(129,818)	(4,280)
Sirius XM Holdings, Inc.	(675,113)	(2,230,032)	(132,864)
Sirona Dental Systems, Inc.	(2,955)	(208,889)	(49,289)
Six Flags Entertainment Corp.	(11,117)	(422,158)	(57,540)
SolarWinds, Inc.	(13,895)	(543,721)	(148,667)
Solera Holdings, Inc.	(5,140)	(267,231)	4,166
Sotheby’s	(43,088)	(1,758,264)	(102,276)
Southwestern Energy Co.	(14,104)	(573,906)	189,008
Spirit AeroSystems Holdings, Inc.	(8,415)	(284,080)	(78,101)
Spirit Airlines, Inc.	(1,800)	(136,451)	407
Splunk, Inc.	(27,166)	(1,459,904)	(141,532)
Sprint Corp.	(282,820)	(1,729,544)	555,841

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Stanley Black & Decker, Inc.	(5,274)	$(428,356)	$(78,370)
Staples, Inc.	(12,558)	(140,438)	(87,113)
Starbucks Corp.	(16,644)	(1,275,106)	(90,535)
Starwood Hotels & Resorts Worldwide, Inc.	(2,800)	(223,415)	(3,581)
State Street Corp.	(1,318)	(90,911)	(12,552)
Stratasys Ltd.	(13,811)	(1,533,770)	385,937
SunEdison, Inc.	(117,857)	(1,979,164)	(320,227)
SunPower Corp.	(3,400)	(131,125)	43,303
SunTrust Banks, Inc.	(5,720)	(225,025)	(14,643)
SUPERVALU, Inc.	(42,900)	(260,837)	(155,293)
SVB Financial Group	(350)	(38,490)	(2,135)
Synovus Financial Corp.	(49,832)	(1,149,863)	(200,086)
T Rowe Price Group, Inc.	(419)	(34,475)	(1,500)
Tableau Software, Inc.	(11,600)	(789,989)	(193,227)
Target Corp.	(27,749)	(1,689,797)	(416,629)
Taylor Morrison Home Corp.	(15,900)	(278,409)	(21,942)
TCF Financial Corp.	(5,761)	(95,075)	3,532
Teekay Corp.	(10,009)	(527,485)	18,127
Tempur Sealy International, Inc.	(17,159)	(871,156)	(71,044)
Tenet Healthcare Corp.	(53,888)	(2,453,636)	(276,869)
Teradata Corp.	(11,978)	(492,116)	(31,083)
Terex Corp.	(14,158)	(475,568)	80,843
Tesla Motors, Inc.	(3,428)	(786,412)	23,991
Tesoro Corp.	(13,535)	(711,670)	(294,657)
Textron, Inc.	(13,236)	(459,649)	(97,719)
Thor Industries, Inc.	(499)	(26,057)	(1,823)
Thoratec Corp.	(19,556)	(656,472)	21,685
Tidewater, Inc.	(9,022)	(296,939)	4,536
Tiffany & Co.	(4,222)	(366,090)	(85,073)
Time, Inc.	(1,100)	(25,171)	(1,900)
T-Mobile US, Inc.	(20,500)	(581,665)	29,395
Toll Brothers, Inc.	(11,589)	(417,335)	20,180
TransDigm Group, Inc.	(3,414)	(568,689)	(101,650)
Trimble Navigation Ltd.	(27,190)	(844,750)	123,127
TripAdvisor, Inc.	(12,225)	(939,387)	26,669
Triumph Group, Inc.	(12,146)	(796,361)	(20,093)
Twenty-First Century Fox, Inc.	(32,946)	(1,095,722)	(169,569)
Ulta Salon Cosmetics & Fragrance, Inc.	(10,002)	(838,706)	(439,950)
Umpqua Holdings Corp.	(74,900)	(1,287,199)	13,150
Under Armour, Inc.	(9,157)	(472,007)	(149,753)
United Continental Holdings, Inc.	(12,968)	(599,503)	(267,927)
United Natural Foods, Inc.	(4,900)	(328,010)	(50,882)
Urban Outfitters, Inc.	(12,758)	(447,176)	(1,013)
USG Corp.	(48,700)	(1,376,367)	13,254
Valspar Corp./The	(1,348)	(95,369)	(21,206)
Vantiv, Inc.	(7,037)	(225,279)	(13,417)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Varian Medical Systems, Inc.	(1,048)	$(83,166)	$(7,497)
VCA, Inc.	(600)	(23,378)	(5,884)
VeriFone Systems, Inc.	(59,455)	(1,888,014)	(323,712)
Verisk Analytics, Inc.	(4,567)	(285,888)	(6,628)
Vertex Pharmaceuticals, Inc.	(19,453)	(1,383,388)	(927,629)
Visteon Corp.	(539)	(42,935)	(14,663)
VMware, Inc.	(5,757)	(507,496)	32,429
Vulcan Materials Co	(18,386)	(1,102,105)	(106,407)
Waddell & Reed Financial, Inc.	(7,754)	(368,620)	(17,685)
Waters Corp.	(479)	(50,853)	(3,140)
Watsco, Inc.	(300)	(26,165)	(5,935)
Webster Financial Corp.	(7,157)	(223,468)	(9,350)
WellCare Health Plans, Inc.	(18,755)	(1,266,994)	(272,041)
Wendy’s Co./The	(57,027)	(482,034)	(32,919)
Western Union Co./The	(56,912)	(868,540)	(150,754)
WEX, Inc.	(1,258)	(105,288)	(19,153)
WhiteWave Foods Co./The	(4,100)	(147,120)	3,661
Williams Cos., Inc./The	(15,667)	(623,276)	(80,799)
Woodward, Inc.	(2,745)	(115,096)	(20,040)
Workday, Inc.	(7,000)	(634,630)	63,360
WPX Energy, Inc.	(21,980)	(464,220)	208,593
WR Grace & Co.	(9,110)	(853,348)	(15,655)
WW Grainger, Inc.	(800)	(203,404)	(508)
Wynn Resorts Ltd.	(922)	(168,579)	31,422
Xylem, Inc.	(14,284)	(469,622)	(74,170)
Yelp, Inc.	(21,700)	(1,452,717)	265,076
Yum! Brands, Inc.	(12,547)	(836,305)	(77,744)
Zions Bancorporation	(26,659)	(761,946)	1,898
Zoetis, Inc.	(14,300)	(526,703)	(88,626)
Zynga, Inc.	(424,643)	(1,492,256)	362,705

			(15,073,263)

Total of Short Equity Positions			(14,877,089)

Total of Long and Short Equity Positions			17,499,965

Net Cash and Other Receivables/ (Payables) (b)			(281,977)

Swaps, at Value			$17,217,988

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged to Goldman Sachs is included in collateral for total return swap contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

Total Return Basket Swaps Outstanding at December 31, 2014

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swaps.	2-13 months maturity ranging from 01/21/2015 - 02/20/2015	$(484,266)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Ireland
DCC PLC	14,505	$636,236	$162,309

South Africa
Investec PLC	131,199	909,101	190,120
Mondi PLC	20,249	289,002	39,953

			230,073

Switzerland
Glencore PLC	119,166	660,422	(110,372)

United Kingdom
Amec Foster Wheeler PLC	18,339	307,567	(65,369)
Amlin PLC	547	3,642	415
Anglo American PLC	42,416	1,012,885	(228,000)
Ashtead Group PLC	40,204	578,811	135,208
Associated British Foods PLC	47,544	2,058,617	265,766
AstraZeneca PLC	10,801	749,785	13,097
Aviva PLC	341,149	2,655,208	(92,026)
Babcock International Group PLC	58,029	1,160,800	(210,154)
Barratt Developments PLC	279,713	1,954,400	81,385
Berkeley Group Holdings PLC	5,185	181,268	18,093
Booker Group PLC	92,625	172,231	63,061
BP PLC	73,120	511,344	(47,210)
British American Tobacco PLC	10,173	563,427	(12,143)
BT Group PLC	294,953	1,754,880	79,746
Bunzl PLC	36,346	988,883	4,715
Capita PLC	23,454	358,265	35,004
Catlin Group Ltd.	9,007	75,441	18,384
Centrica PLC	57,878	285,131	(34,436)
Cobham PLC	40,344	177,244	25,285
Compass Group PLC	86,383	1,451,738	24,796
Direct Line Insurance Group PLC	289,468	1,102,091	207,344
DS Smith PLC	45,051	224,884	(225)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
easyJet PLC	54,762	$1,387,554	$29,636
GKN PLC	190,911	1,131,755	(115,586)
GlaxoSmithKline PLC	10,062	261,017	(45,151)
Hays PLC	118,615	222,116	44,752
Henderson Group PLC	49,896	166,114	(1,143)
Hikma Pharmaceuticals PLC	5,445	148,309	18,752
HSBC Holdings PLC	143,010	1,410,932	(59,523)
ICAP PLC	45,044	272,096	43,310
Imperial Tobacco Group PLC	55,951	2,460,229	2,704
Inchcape PLC	64,323	675,824	46,849
Indivior PLC	8,406	14,616	4,958
Inmarsat PLC	18,841	202,543	31,075
Intermediate Capital Group PLC	20,640	128,101	19,349
International Consolidated Airlines Group SA	38,318	272,269	16,191
ITV PLC	154,008	487,559	26,167
J Sainsbury PLC	282,997	1,528,519	(447,843)
Kingfisher PLC	178,602	1,169,633	(225,518)
Legal & General Group PLC	167,051	607,932	37,076
Marks & Spencer Group PLC	592	3,921	462
Meggitt PLC	18,467	149,832	(1,279)
National Grid PLC	169,850	2,293,410	116,640
Next PLC	15,004	1,475,645	115,633
Persimmon PLC	12,310	280,772	19,886
Provident Financial PLC	24,830	873,434	74,370
Reckitt Benckiser Group PLC	8,406	631,384	49,451
Rentokil Initial PLC	249,212	454,977	14,295
Rexam PLC	47,938	393,489	(56,006)
Rightmove PLC	11,988	477,065	(59,006)
Royal Mail PLC	26,004	179,225	(5,935)
Sage Group PLC/The	50,464	308,106	56,374
Shire PLC	4,571	205,878	118,206
Sky PLC	64,795	910,425	(6,125)
Smith & Nephew PLC	25,178	344,751	109,272

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Smiths Group PLC	26,532	$598,622	$(147,468)
Sports Direct International PLC	37,646	447,483	(33,351)
SSE PLC	29,037	621,520	112,161
Standard Chartered PLC	20,949	308,915	4,396
TalkTalk Telecom Group PLC	3,126	14,531	181
Tate & Lyle PLC	29,167	271,060	2,220
Taylor Wimpey PLC	421,007	740,452	157,730
Travis Perkins PLC	24,448	676,971	26,741
UBM PLC	13,098	113,213	(15,328)
United Utilities Group PLC	29,787	391,387	31,705
Whitbread PLC	13,915	921,165	108,631
WPP PLC	31,250	663,216	(13,477)

			489,170

Total of Long Equity Positions			771,180

Short Positions

Switzerland
Coca-Cola HBC AG	(11,290)	(239,283)	24,327
Wolseley PLC	(20,118)	(1,047,885)	(102,297)

			(77,970)

United Kingdom
Aberdeen Asset Management PLC	(102,046)	(734,697)	52,830
Admiral Group PLC	(19,551)	(388,391)	(12,699)
Aggreko PLC	(9,947)	(282,564)	50,601
Antofagasta PLC	(58,868)	(702,403)	16,475
ARM Holdings PLC	(171,255)	(2,314,261)	(316,623)
ASOS PLC	(63,143)	(2,277,220)	(233,206)
Barclays PLC	(219,233)	(729,947)	(94,222)
BG Group PLC	(33,734)	(512,181)	60,762
Burberry Group PLC	(91,564)	(2,100,727)	(222,410)
Croda International PLC	(18,902)	(720,420)	(59,749)
Diageo PLC	(64,260)	(1,793,221)	(47,639)
Drax Group PLC	(24,967)	(225,820)	47,034
Evraz PLC	(282,824)	(530,342)	(145,660)
Experian PLC	(58,418)	(938,676)	(46,074)
G4S PLC	(29,885)	(109,771)	(19,142)
Hargreaves Lansdown PLC	(68,175)	(1,064,395)	(2,332)
IMI PLC	(72,785)	(1,414,323)	(9,639)
Intertek Group PLC	(22,849)	(985,598)	158,647
John Wood Group PLC	(61,951)	(616,932)	43,823
Johnson Matthey PLC	(15,656)	(820,251)	(3,423)
Kazakhmys PLC	(164,658)	(640,222)	(16,799)
Ladbrokes PLC	(97,285)	(202,480)	36,045
Lloyds Banking Group PLC	(575,637)	(689,231)	12,132
Lonmin PLC	(99,452)	(354,920)	80,746
Man Group PLC	(422,762)	(655,466)	(396,520)
Melrose Industries PLC	(258,216)	(1,030,324)	(38,549)
Old Mutual PLC	(239,170)	(710,289)	5,416
Pearson PLC	(76,646)	(1,424,597)	9,089
Pennon Group PLC	(36,035)	(374,089)	(140,731)
Petrofac Ltd.	(37,550)	(601,562)	192,494
Premier Oil PLC	(68,350)	(220,962)	44,178

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Prudential PLC	(3,763)	$(70,427)	$(16,572)
Rolls-Royce Holdings PLC	(11,872)	(175,494)	16,007
Rolls-Royce Holdings PLC	(1,068,480)	47	(1,712)
Rotork PLC	(4,998)	(196,650)	16,613
Royal Bank of Scotland Group PLC	(126,113)	(657,392)	(109,903)
RSA Insurance Group PLC	(55,739)	(411,881)	35,561
SABMiller PLC	(29,289)	(1,222,627)	(304,242)
Serco Group PLC	(279,226)	(1,152,004)	455,330
Severn Trent PLC	(19,000)	(499,688)	(92,907)
Spectric PLC	(625)	(17,831)	(2,580)
Spirax-Sarco Engineering PLC	(6,785)	(306,081)	4,035
St James’s Place PLC	(27,420)	(318,170)	(27,566)
Standard Life PLC	(75,260)	(422,758)	(43,424)
Telecity Group PLC	(12,877)	(151,582)	(9,249)
Tesco PLC	(721,553)	(2,023,309)	(80,523)
Vedanta Resources PLC	(6,291)	(67,508)	11,705
Vodafone Group PLC	(19,526)	(62,256)	(4,692)
Weir Group PLC/The	(26,716)	(922,700)	156,598
William Hill PLC	(15,459)	(86,294)	(571)
WM Morrison Supermarkets PLC	(166,877)	(417,196)	(58,948)

			(1,052,185)

Total of Short Equity Positions			(1,130,155)

Total of Long and Short Equity Positions			(358,975)

Net Cash and Other Receivables/ (Payables) (b)			(125,291)

Swaps, at Value			$(484,266)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged to Goldman Sachs is included in collateral for total return swap contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

Total Return Basket Swaps Outstanding at December 31, 2014

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Euro Interbank Offered Rate plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swaps.	2-13 months maturity 02/20/2015	$(429,183)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

France
Accor SA	605	$25,198	$1,997
Aeroports de Paris	3,919	451,744	22,160
Air Liquide SA	78	9,050	602
AtoS	2,210	176,473	(876)
BNP Paribas SA	3,971	260,929	(26,505)
Bollore SA	7,400	42,212	(8,511)
Cap Gemini SA	5,352	327,909	54,851
Casino Guichard Perrachon SA	1,132	126,369	(22,266)
Christian Dior SA	437	74,929	(142)
Christian Dior SA Rights	437	(17)	2,351
Christian Dior SA, EUR 2 Rights	437	(44)	6,029
Cie Generale des Etablissements Michelin	12,384	1,197,226	(79,363)
CNP Assurances	3,352	62,347	(2,922)
Credit Agricole SA	54,747	743,862	(37,159)
Danone SA	6,505	439,793	(14,509)
Dassault Systemes	1,996	118,360	3,357
Eiffage SA	2,813	149,786	(7,168)
Electricite de France	44,327	1,359,020	(138,769)
Etablissements Maurel et Prom	4,826	64,733	(19,630)
GDF Suez	17,828	402,520	13,211
Iliad SA	5,542	1,332,861	(2,358)
Imerys SA	4,506	332,684	(1,174)
Ingenico	704	64,023	10,135
Lagardere SCA	15,509	484,119	(80,234)
Legrand SA	2,497	123,556	7,432
L’Oreal SA	4,099	627,714	58,344
Natixis SA	11,036	66,834	5,989
Neopost SA	10,388	726,727	(137,258)
Orange SA	72,782	1,094,485	143,297
Pernod-Ricard SA	1,437	153,807	5,898
Publicis Groupe SA	3,944	329,429	(46,584)
Rexel SA	20,198	476,550	(114,680)
Safran SA	11,053	705,829	(23,914)
Sanofi	16,157	1,469,302	3,739
SCOR SE	19,343	569,782	16,317
SES SA	8,644	247,799	62,348
Societe BIC SA	2,503	306,364	25,590
Societe Generale SA	9,319	479,622	(89,621)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Suez Environnement Co.	72,048	$1,212,733	$42,575
Thales SA	9,082	522,774	(31,372)
Total SA	32,972	1,799,332	(110,110)
Valeo SA	3,469	380,222	51,426
Vinci SA	15,252	907,534	(74,736)
Zodiac Aerospace	5,695	164,587	27,151

			(505,062)

Total of Long Equity Positions			(505,062)

Short Positions

France
Air France-KLM	(44,931)	(460,164)	29,613
Alcatel-Lucent	(632,665)	(2,007,238)	(255,945)
AXA SA	(9,266)	(216,232)	2,716
Bouygues SA	(16,124)	(575,511)	(6,697)
Carrefour SA	(6,824)	(212,373)	4,709
Cie de Saint-Gobain	(24,902)	(1,146,288)	91,418
Edenred	(13,619)	(319,153)	(57,494)
Essilor International SA	(7,420)	(691,183)	(136,291)
European Aeronautic Defence and Space Co. NV	(10,560)	(608,026)	85,961
Eutelsat Communications SA	(7,120)	(180,233)	(50,025)
Faurecia	(6,450)	(204,898)	(34,515)
JCDecaux SA	(5,441)	(173,832)	(13,506)
Kering	(2,266)	(419,793)	(15,666)
LVMH Moet Hennessy Louis Vuitton SA	(5,104)	(788,310)	(20,173)
LVMH Moet Hennessy Louis Vuitton SA Rights	(5,104)	647	(89,303)
Peugeot SA	(132,550)	(1,641,011)	16,957
Remy Cointreau SA	(25,977)	(1,717,923)	(15,249)
Renault SA	(8,472)	(621,617)	4,548
Schneider Electric SE	(11,637)	(849,724)	2,210
Societe Television Francaise 1	(10,787)	(151,727)	(14,106)
Technip SA	(8,525)	(670,227)	162,414
Vallourec SA	(26,043)	(1,072,463)	366,655

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Veolia Environnement SA	(86,448)	$(1,173,166)	$(358,074)
Wendel SA	(422)	(53,176)	5,893

			(293,950)

Total of Short Equity Positions			(293,950)

Total of Long and Short Equity Positions			(799,012)

Net Cash and Other Receivables/ (Payables) (b)			369,829

Swaps, at Value			$(429,183)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged to Goldman Sachs is included in collateral for total return swap contracts.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

LONG INVESTMENTS - 111.8%	SHARES	VALUE (Note 5)
COMMON STOCKS - 21.3%

Belgium - 0.7%
Belgacom SA	3,434	$124,598
bpost SA	7,271	182,651
Colruyt SA	63	2,929
Delhaize Group SA	1,334	97,149

		407,327

Denmark - 0.5%
AP Moeller - Maersk A/S, Class B (a)	28	55,691
Danske Bank A/S (a)	1,380	37,309
GN Store Nord A/S (a)	387	8,455
H Lundbeck A/S	1,399	27,769
Jyske Bank A/S †(a)	898	45,391
Novo Nordisk A/S, Class B (a)	1,097	46,403
TDC A/S (a)	6,995	53,350
William Demant Holding A/S †(a)	44	3,336

		277,704

Finland - 0.5%
Elisa OYJ	162	4,422
Fortum OYJ	2,691	58,426
Kesko OYJ, B Shares	1,228	44,661
Metso OYJ	723	21,646
Neste Oil OYJ	1,435	34,953
Orion OYJ, Class B	3,826	118,990
UPM-Kymmene OYJ	1,965	32,203
Wartsila OYJ	461	20,633

		335,934

Germany - 1.7%
Allianz SE (a)	15	2,484
Aurubis AG (a)	2,156	120,521
Axel Springer SE (a)	479	28,891
Bayer AG (a)	76	10,359
Bayerische Motoren Werke AG (a)	146	15,756
Brenntag AG (a)	246	13,754
Daimler AG (a)	951	78,984
Deutsche Telekom AG (a)	1,842	29,473
Fresenius Medical Care AG & Co. KGaA (a)	1,631	121,733
GEA Group AG (a)	51	2,242
Hannover Rueck SE (a)	1,416	127,739
HeidelbergCement AG (a)	580	40,936
HOCHTIEF AG (a)	567	40,001
Infineon Technologies AG (a)	224	2,370
K+S AG (a)	2,189	60,406
MAN SE (a)	59	6,571
Merck KGaA (a)	1,204	113,307
MTU Aero Engines AG (a)	88	7,648
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (a)	457	91,006
ProSiebenSat.1 Media AG (a)	38	1,588
Rhoen Klinikum AG (a)	2,341	65,610
Software AG (a)	476	11,567
Symrise AG (a)	456	27,472
Wacker Chemie AG (a)	59	6,472

		1,026,890

Italy - 1.0%
Atlantia SpA	691	16,060
Autogrill SpA †	2,909	21,938
Davide Campari-Milano SpA	4,583	28,607
Enel SpA	10,328	46,037
Eni SpA	6,732	117,921
Finmeccanica SpA †	2,536	23,572

	SHARES	VALUE (Note 5)
Italy - 1.0% (continued)
GTECH SpA	1,544	$34,476
Hera SpA	25,481	60,002
Mediobanca SpA	12,700	103,194
Pirelli & C. SpA	4,378	59,048
Saipem SpA †	1,240	12,998
Snam SpA	3,821	18,911
Tenaris SA	1,064	16,078
Terna Rete Elettrica Nazionale SpA	981	4,456
Unione di Banche Italiane SCpA	3,058	21,872

		585,170

Japan - 11.0%
ABC-Mart, Inc. (a)	900	43,549
Air Water, Inc. (a)	3,000	47,518
Aisin Seiki Co., Ltd. (a)	1,800	64,671
Ajinomoto Co., Inc. (a)	1,000	18,617
Alfresa Holdings Corp. (a)	7,100	85,739
ANA Holdings, Inc. (a)	7,000	17,308
Aozora Bank Ltd. (a)	12,000	37,146
Asahi Group Holdings Ltd. (a)	400	12,375
Asahi Kasei Corp. (a)	20,000	182,449
Astellas Pharma, Inc. (a)	5,000	69,610
Bandai Namco Holdings, Inc. (a)	2,600	55,045
Bank of Yokohama Ltd./The (a)	4,000	21,725
Benesse Holdings, Inc. (a)	800	23,738
Bridgestone Corp. (a)	800	27,746
Brother Industries Ltd. (a)	9,900	179,461
Calbee, Inc. (a)	500	17,223
Canon, Inc. (a)	1,400	44,497
Central Japan Railway Co. (a)	700	104,913
Chiba Bank Ltd./The (a)	1,000	6,553
Chugoku Bank Ltd./The (a)	7,000	95,417
Dai Nippon Printing Co., Ltd. (a)	2,000	18,013
Daicel Corp. (a)	5,000	58,402
Daihatsu Motor Co., Ltd. (a)	1,900	24,816
Disco Corp. (a)	1,000	79,983
East Japan Railway Co. (a)	800	60,297
Electric Power Development Co., Ltd. (a)	200	6,758
FamilyMart Co., Ltd. (a)	800	30,131
FUJIFILM Holdings Corp. (a)	1,300	39,668
Fujitsu Ltd. (a)	13,000	69,312
Fukuoka Financial Group, Inc. (a)	16,000	82,487
Hakuhodo DY Holdings, Inc. (a)	18,600	178,001
Hikari Tsushin, Inc. (a)	700	42,577
Hitachi Chemical Co., Ltd. (a)	2,800	49,467
Hitachi High-Technologies Corp. (a)	1,500	43,090
Hitachi Metals Ltd. (a)	5,000	84,954
Hoya Corp. (a)	3,500	118,387
Ibiden Co., Ltd. (a)	3,400	50,205
Inpex Corp. (a)	3,600	40,079
Isuzu Motors Ltd. (a)	2,600	31,669
ITOCHU Corp. (a)	3,800	40,565
Itochu Techno-Solutions Corp. (a)	2,800	98,796
Japan Airlines Co., Ltd. (a)	8,000	237,192
Japan Tobacco, Inc. (a)	300	8,257
JGC Corp. (a)	1,000	20,587
JTEKT Corp. (a)	1,600	26,928
Kamigumi Co., Ltd. (a)	5,000	44,539
Kaneka Corp. (a)	4,000	21,433
Kao Corp. (a)	600	23,661
KDDI Corp. (a)	900	56,542
Kinden Corp. (a)	16,000	161,611
Kobayashi Pharmaceutical Co., Ltd. (a)	300	17,456
Kobe Steel Ltd.	11,000	18,947

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

	SHARES	VALUE (Note 5)
Japan - 11.0% (continued)
Komatsu Ltd. (a)	4,500	$99,486
Konica Minolta, Inc. (a)	1,600	17,434
Kuraray Co., Ltd. (a)	1,000	11,362
Kurita Water Industries Ltd. (a)	1,700	35,449
Mabuchi Motor Co., Ltd. (a)	400	15,877
Makita Corp. (a)	1,800	81,112
Marubeni Corp. (a)	700	4,188
Maruichi Steel Tube Ltd. (a)	1,000	21,283
Medipal Holdings Corp. (a)	3,900	45,551
Miraca Holdings, Inc. (a)	100	4,302
Mitsubishi Chemical Holdings Corp. (a)	3,900	18,917
Mitsubishi Electric Corp. (a)	7,000	83,146
Mitsubishi Motors Corp. (a)	2,400	21,925
Mitsubishi Tanabe Pharma Corp. (a)	5,400	79,156
Mitsubishi UFJ Financial Group, Inc. (a)	16,700	91,754
Mitsui & Co., Ltd. (a)	6,000	80,359
Mizuho Financial Group, Inc.	9,700	16,260
Murata Manufacturing Co., Ltd. (a)	200	21,824
Nagoya Railroad Co., Ltd. (a)	7,000	26,063
NH Foods Ltd. (a)	2,000	43,757
NHK Spring Co., Ltd. (a)	3,200	27,844
Nippon Express Co., Ltd.	3,000	15,203
Nippon Telegraph & Telephone Corp. (a)	1,300	66,407
Nishi-Nippon City Bank Ltd./The (a)	66,000	189,905
Nissin Foods Holdings Co., Ltd. (a)	500	23,832
Nitori Holdings Co., Ltd. (a)	600	32,237
NOK Corp. (a)	3,300	83,997
NTT DOCOMO, Inc. (a)	1,600	23,301
Omron Corp. (a)	200	8,947
Oriental Land Co., Ltd. (a)	400	92,246
Osaka Gas Co., Ltd. (a)	21,000	78,434
Otsuka Corp. (a)	1,600	50,733
Otsuka Holdings Co., Ltd. (a)	7,700	230,855
Resona Holdings, Inc. (a)	26,100	131,844
Ricoh Co., Ltd.	2,600	26,284
Rohm Co., Ltd. (a)	2,000	120,507
Sankyo Co., Ltd. (a)	1,000	34,304
Secom Co., Ltd. (a)	400	22,982
Seiko Epson Corp. (a)	2,000	83,688
Sekisui Chemical Co., Ltd. (a)	6,000	72,186
Seven & i Holdings Co., Ltd. (a)	1,500	53,957
Seven Bank Ltd. (a)	1,100	4,617
Shimamura Co., Ltd. (a)	1,000	86,297
Shimano, Inc. (a)	400	51,809
Sumitomo Heavy Industries Ltd. (a)	37,000	199,022
Sumitomo Rubber Industries Ltd. (a)	8,600	127,848
Suruga Bank Ltd. (a)	800	14,702
Suzuken Co., Ltd. (a)	700	19,336
Suzuki Motor Corp. (a)	800	23,974
Taiheiyo Cement Corp.	1,000	3,137
Taisei Corp. (a)	2,000	11,344
Taisho Pharmaceutical Holdings Co., Ltd. (a)	600	36,660
Takashimaya Co., Ltd. (a)	1,000	7,985
THK Co., Ltd. (a)	300	7,210
Toho Gas Co., Ltd. (a)	30,000	146,771
Tohoku Electric Power Co., Inc. (a)	10,600	123,347
Tokyo Gas Co., Ltd. (a)	16,000	86,331
TonenGeneral Sekiyu KK (a)	1,000	8,537
TOTO Ltd. (a)	1,000	11,633
Toyo Suisan Kaisha Ltd. (a)	1,700	54,738
Toyoda Gosei Co., Ltd. (a)	400	8,046
Toyota Industries Corp. (a)	100	5,125
USS Co., Ltd. (a)	2,000	30,729
West Japan Railway Co. (a)	2,400	113,468

	SHARES	VALUE (Note 5)
Japan - 11.0% (continued)
Yamada Denki Co., Ltd. (a)	4,300	$14,427
Yamaha Motor Co., Ltd. (a)	2,600	52,019
Yamato Kogyo Co., Ltd.	100	2,797
Yamazaki Baking Co., Ltd. (a)	7,000	86,375

		6,667,292

Luxembourg - 0.0% (b)
Millicom International Cellular SA SDR	401	29,712

Netherlands - 1.1%
Boskalis Westminster NV	2,585	141,413
Delta Lloyd NV	5,205	114,460
Heineken NV	348	24,711
Koninklijke Ahold NV	6,292	111,827
Koninklijke DSM NV	233	14,211
Koninklijke Vopak NV	1,567	81,299
QIAGEN NV †(a)	759	17,679
Royal Dutch Shell PLC, A Shares (a)	1,195	39,828
Wolters Kluwer NV	3,547	108,238

		653,666

Norway - 0.7%
DNB ASA (a)	10,286	151,725
Gjensidige Forsikring ASA (a)	584	9,529
Marine Harvest ASA (a)	1,219	16,738
Orkla ASA (a)	401	2,730
Statoil ASA (a)	3,662	64,476
Telenor ASA (a)	940	19,015
Yara International ASA (a)	3,047	135,690

		399,903

Spain - 1.3%
Acciona SA †	130	8,772
Acerinox SA	1,420	21,423
Amadeus IT Holding SA, A Shares	83	3,306
Banco de Sabadell SA	2,018	5,339
Banco Santander SA	6,672	55,999
Bolsas y Mercados Espanoles SA	21	813
Ebro Foods SA	2,074	34,283
Enagas SA	1,835	57,878
Endesa SA	7,084	141,817
Ferrovial SA	2,466	48,748
Gas Natural SDG SA	2,626	65,967
Iberdrola SA	21,278	143,430
Prosegur Cia de Seguridad SA	3,439	19,593
Red Electrica Corp. SA	64	5,642
Repsol SA	650	12,168
Tecnicas Reunidas SA	1,729	75,574
Telefonica SA	4,393	63,073

		763,825

Sweden - 1.0%
Boliden AB (a)	5,033	80,452
Electrolux AB, Series B (a)	632	18,467
Holmen AB, B Shares	340	11,553
Husqvarna AB, B Shares	8,480	62,332
ICA Gruppen AB	2,133	83,055
Meda AB, A Shares	1,329	19,058
Nordea Bank AB (a)	1,515	17,537
Securitas AB, B Shares (a)	3,334	40,334
Skandinaviska Enskilda Banken AB, Class A (a)	6,308	80,103
Skanska AB, B Shares (a)	2,829	60,740
Swedish Match AB (a)	1,208	37,852
Tele2 AB, B Shares	1,031	12,493

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

	SHARES	VALUE (Note 5)
Sweden - 1.0% (continued)
Telefonaktiebolaget LM Ericsson, B Shares (a)	3,536	$42,814
TeliaSonera AB (a)	7,784	50,046

		616,836

Switzerland - 1.5%
Actelion Ltd. †(a)	78	8,979
Aryzta AG †(a)	524	40,269
Bucher Industries AG (a)	336	83,792
Chocoladefabriken Lindt & Sprungli AG (a)	1	4,944
Flughafen Zuerich AG (a)	1	669
Galenica AG (a)	8	6,379
Givaudan SA †(a)	3	5,382
Lonza Group AG †(a)	436	49,090
Nestle SA (a)	182	13,268
Novartis AG (a)	1,236	114,629
OC Oerlikon Corp. AG †(a)	1,116	13,931
Partners Group Holding AG (a)	16	4,655
Roche Holding AG (a)	233	63,129
Sika AG (a)	33	97,348
Sonova Holding AG (a)	5	735
STMicroelectronics NV	4,614	34,497
Straumann Holding AG (a)	71	17,838
Swiss Life Holding AG †(a)	330	77,996
Swiss Re AG †(a)	1,175	98,432
Swisscom AG (a)	259	135,905
Zurich Insurance Group AG †(a)	35	10,938

		882,805

United Kingdom - 0.3%
Fiat Chrysler Automobiles NV †	4,256	49,454
International Consolidated Airlines Group SA †(a)	8,294	61,784
Reed Elsevier NV	1,549	36,991
Unilever NV CVA	1,584	61,962

		210,191

TOTAL COMMON STOCKS (cost $13,334,992)		12,857,255

PREFERRED STOCKS - 0.2%

Germany - 0.2%
Henkel AG & Co. KGaA (a)	19	2,047
Porsche Automobil Holding SE	440	35,584
Volkswagen AG (a)	479	106,460

TOTAL PREFERRED STOCKS (cost $148,196)		144,091

RIGHTS - 0.0% (b)
GTECH SpA †
(cost $—)	883	—

MONEY MARKET FUNDS - 90.3%
BlackRock Liquidity Funds TempFund Portfolio - Series I, Institutional Shares, 0.070% (c)	279,051	279,051
Dreyfus Treasury Cash Management, Class I, 0.010% (c)	1,116,205	1,116,205
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (c)^	48,140,757	48,140,757
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (c)(d)	3,550,002	3,550,002

MONEY MARKET FUNDS - 90.3% (continued)	SHARES	VALUE (Note 5)
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (c)	1,395,256	$1,395,256

TOTAL MONEY MARKET FUNDS (cost $54,481,271)		54,481,271

TOTAL INVESTMENTS IN SECURITIES, AT VALUE (cost $67,964,459)		67,482,617

SECURITIES SOLD SHORT - (17.7)%

COMMON STOCKS - (17.7)%

Belgium - (0.4)%
KBC Groep NV †	(872)	(48,667)
Telenet Group Holding NV †	(1,191)	(66,836)
UCB SA	(1,606)	(122,116)

		(237,619)

Denmark - (0.4)%
FLSmidth & Co. A/S	(3,600)	(157,829)
Novozymes A/S, B Shares	(492)	(20,710)
Tryg A/S	(8)	(894)
Vestas Wind Systems A/S †	(1,040)	(37,769)

		(217,202)

Finland - (0.5)%
Cargotec OYJ, B Shares	(4,486)	(137,695)
Kone OYJ, Class B	(389)	(17,710)
Nokia OYJ	(3,455)	(27,325)
Nokian Renkaat OYJ	(6,036)	(147,240)

		(329,970)

Germany - (1.7)%
adidas AG	(377)	(26,181)
AIXTRON SE †	(5,212)	(58,589)
Bilfinger SE	(2,561)	(143,157)
Commerzbank AG †	(3,938)	(51,653)
Deutsche Bank AG	(2,800)	(83,844)
Deutsche Lufthansa AG	(429)	(7,109)
E.ON SE	(467)	(7,982)
LANXESS AG	(3,027)	(140,187)
METRO AG †	(1,505)	(46,004)
Rheinmetall AG	(2,192)	(95,438)
RWE AG	(3,174)	(97,964)
Salzgitter AG	(3,146)	(88,035)
Siemens AG	(99)	(11,108)
Telefonica Deutschland Holding AG †	(5,628)	(29,828)
ThyssenKrupp AG †	(2,702)	(68,830)
Wirecard AG	(908)	(39,593)

		(995,502)

Italy - (1.0)%
A2A SpA	(23,949)	(24,267)
Banca Monte dei Paschi di Siena SpA †	(30,590)	(17,426)
Banca Popolare dell’Emilia Romagna SC †	(15,487)	(101,532)
Banco Popolare SC †	(7,467)	(89,841)
Buzzi Unicem SpA	(513)	(6,493)
Mediaset SpA †	(16,299)	(67,063)
Mediolanum SpA	(24,730)	(157,597)
Moncler SpA	(2,558)	(34,179)
Salvatore Ferragamo SpA	(3,184)	(78,361)
Telecom Italia SpA †	(5,971)	(6,368)
World Duty Free SpA †	(3,142)	(30,167)

		(613,294)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

	SHARES	VALUE (Note 5)
Japan - (9.1)%
Acom Co., Ltd. †	(49,600)	$(151,421)
Advantest Corp.	(14,300)	(177,239)
Aeon Co., Ltd.	(18,400)	(184,911)
Aeon Credit Service Co., Ltd.	(4,600)	(90,854)
Amada Co., Ltd.	(1,600)	(13,710)
Asahi Glass Co., Ltd.	(8,000)	(38,945)
Chubu Electric Power Co., Inc. †	(2,100)	(24,677)
Chugoku Electric Power Co., Inc./The	(1,900)	(24,842)
Citizen Holdings Co., Ltd.	(3,900)	(30,008)
Credit Saison Co., Ltd.	(7,000)	(130,175)
Dai-ichi Life Insurance Co., Ltd./The	(3,000)	(45,540)
Daiichi Sankyo Co., Ltd.	(1,000)	(13,983)
Daikin Industries Ltd.	(1,900)	(121,836)
Dena Co., Ltd.	(3,400)	(40,614)
Don Quijote Holdings Co., Ltd.	(500)	(34,374)
Eisai Co., Ltd.	(700)	(27,071)
FANUC Corp.	(200)	(32,976)
Fast Retailing Co., Ltd.	(400)	(145,558)
Fuji Electric Co., Ltd.	(3,000)	(11,961)
GS Yuasa Corp.	(33,000)	(140,308)
Hisamitsu Pharmaceutical Co., Inc.	(100)	(3,153)
Hitachi Capital Corp.	(1,200)	(26,411)
Hokkaido Electric Power Co., Inc. †	(12,700)	(101,663)
Hokuriku Electric Power Co.	(300)	(3,831)
IHI Corp.	(17,000)	(86,096)
Isetan Mitsukoshi Holdings Ltd.	(7,700)	(95,281)
J Front Retailing Co., Ltd.	(200)	(2,316)
Japan Display, Inc. †	(10,700)	(32,656)
Japan Steel Works Ltd./The	(50,000)	(176,906)
JFE Holdings, Inc.	(1,200)	(26,761)
JSR Corp.	(600)	(10,299)
JX Holdings, Inc.	(11,900)	(46,310)
Kajima Corp.	(9,000)	(37,011)
Kakaku.com, Inc.	(6,300)	(90,132)
Kansai Electric Power Co., Inc./The †	(7,800)	(74,202)
Kansai Paint Co., Ltd.	(3,000)	(46,476)
Kawasaki Heavy Industries Ltd.	(6,000)	(27,285)
Keikyu Corp.	(7,000)	(51,792)
Keisei Electric Railway Co., Ltd.	(1,000)	(12,160)
Kikkoman Corp.	(3,000)	(73,527)
Kintetsu Corp.	(4,000)	(13,152)
Kubota Corp.	(4,000)	(58,059)
Kyocera Corp.	(700)	(32,032)
Kyushu Electric Power Co., Inc.	(15,300)	(153,233)
LIXIL Group Corp.	(3,200)	(67,346)
M3, Inc.	(1,900)	(31,791)
Marui Group Co., Ltd.	(4,000)	(36,079)
Mazda Motor Corp.	(1,600)	(38,425)
Mitsubishi Gas Chemical Co., Inc.	(5,000)	(25,095)
Mitsubishi Logistics Corp.	(3,000)	(43,632)
Mitsubishi Materials Corp.	(37,000)	(122,745)
Mitsubishi UFJ Lease & Finance Co., Ltd.	(100)	(470)
Mitsui Chemicals, Inc.	(26,000)	(73,642)
Mitsui OSK Lines Ltd.	(16,000)	(47,404)
Nexon Co., Ltd.	(2,800)	(26,102)
NGK Insulators Ltd.	(3,000)	(61,495)
NGK Spark Plug Co., Ltd.	(400)	(12,154)
Nintendo Co., Ltd.	(1,800)	(187,844)
Nippon Electric Glass Co., Ltd.	(3,000)	(13,499)
Nippon Paint Holdings Co., Ltd.	(2,000)	(57,956)
Nippon Steel & Sumitomo Metal Corp.	(24,000)	(59,535)
Nissan Motor Co., Ltd.	(1,400)	(12,211)
Nitto Denko Corp.	(1,100)	(61,463)
NSK Ltd.	(2,000)	(23,614)

	SHARES	VALUE (Note 5)
Japan - (9.1)% (continued)
NTT Data Corp.	(300)	$(11,177)
Obayashi Corp.	(2,000)	(12,892)
Odakyu Electric Railway Co., Ltd.	(3,000)	(26,574)
Olympus Corp. †	(1,300)	(45,539)
Ono Pharmaceutical Co., Ltd.	(1,100)	(97,389)
Panasonic Corp.	(3,700)	(43,580)
Rakuten, Inc.	(11,600)	(161,307)
Santen Pharmaceutical Co., Ltd.	(100)	(5,384)
Sharp Corp. †	(45,000)	(99,553)
Shikoku Electric Power Co., Inc. †	(5,500)	(66,713)
Shimizu Corp.	(1,000)	(6,792)
Shinsei Bank Ltd.	(26,000)	(45,251)
Shionogi & Co., Ltd.	(1,100)	(28,419)
Shizuoka Bank Ltd./The	(1,000)	(9,144)
Showa Denko KK	(37,000)	(45,547)
Showa Shell Sekiyu KK	(500)	(4,925)
SoftBank Corp.	(1,000)	(59,523)
Sony Corp.	(6,700)	(136,742)
Sony Financial Holdings, Inc.	(1,100)	(16,198)
Sumco Corp.	(2,500)	(35,790)
Sumitomo Mitsui Trust Holdings, Inc.	(13,000)	(49,794)
T&D Holdings, Inc.	(100)	(1,199)
Takeda Pharmaceutical Co., Ltd.	(1,200)	(49,677)
TDK Corp.	(300)	(17,669)
Teijin Ltd.	(4,000)	(10,632)
Terumo Corp.	(1,700)	(38,584)
Tobu Railway Co., Ltd.	(3,000)	(12,828)
Tokyu Corp.	(4,000)	(24,786)
Toray Industries, Inc.	(4,000)	(31,960)
Toshiba Corp.	(10,000)	(42,173)
Toyo Seikan Group Holdings Ltd.	(3,900)	(48,444)
Toyota Boshoku Corp.	(1,900)	(25,224)
Trend Micro, Inc.	(1,200)	(33,160)
Ube Industries Ltd.	(13,000)	(19,329)
Yahoo Japan Corp.	(36,000)	(129,021)
Yamaha Corp.	(300)	(4,422)
Yaskawa Electric Corp.	(12,900)	(164,773)
Yokogawa Electric Corp.	(4,900)	(53,768)

		(5,480,131)

Luxembourg - (0.3)%
Altice SA †	(900)	(71,185)
ArcelorMittal	(12,271)	(134,440)

		(205,625)

Netherlands - (1.0)%
Akzo Nobel NV	(598)	(41,376)
ASML Holding NV	(756)	(81,684)
Fugro NV CVA	(4,667)	(96,937)
Koninklijke KPN NV	(30,555)	(96,473)
OCI NV †	(3,173)	(110,325)
Randstad Holding NV	(1,986)	(95,559)
SBM Offshore NV †	(1,924)	(22,628)
TNT Express NV	(12,187)	(81,243)

		(626,225)

Norway - (0.4)%
Aker Solutions ASA 144A †(e)	(4,569)	(25,414)
Fred Olsen Energy ASA	(10,120)	(92,603)
Petroleum Geo-Services ASA	(4,000)	(22,518)
Schibsted ASA	(1,538)	(97,539)

		(238,074)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

	SHARES	VALUE (Note 5)
Spain - (1.1)%
Abertis Infraestructuras SA	(77)	$(1,527)
Banco Bilbao Vizcaya Argentaria SA	(637)	(6,016)
Banco Popular Espanol SA	(14,876)	(74,154)
Bankia SA †	(21,037)	(31,217)
CaixaBank SA	(5,004)	(26,220)
Grifols SA	(1,137)	(45,370)
Inditex SA	(3,981)	(113,560)
Indra Sistemas SA	(13,154)	(127,797)
Mapfre SA	(17,190)	(58,102)
Mediaset Espana Comunicacion SA †	(3,950)	(49,660)
Obrascon Huarte Lain SA	(1,568)	(34,989)
Zardoya Otis SA	(9,992)	(110,807)

		(679,419)

Sweden - (0.8)%
Alfa Laval AB	(655)	(12,386)
Assa Abloy AB, Class B	(568)	(30,000)
Atlas Copco AB, A Shares	(801)	(22,288)
Elekta AB, B Shares	(12,992)	(132,682)
Getinge AB, B Shares	(543)	(12,365)
Hennes & Mauritz AB, B Shares	(667)	(27,711)
Modern Times Group MTG, B Shares	(264)	(8,372)
Sandvik AB	(5,161)	(50,181)
SKF AB, B Shares	(2,599)	(54,749)
SSAB AB, A Shares †	(12,400)	(71,705)
Svenska Cellulosa AB SCA, Class B	(1,200)	(25,871)
Trelleborg AB, B Shares	(2,190)	(36,868)

		(485,178)

Switzerland - (1.0)%
Adecco SA †	(282)	(19,385)
Cie Financiere Richemont SA	(1,497)	(132,720)
Credit Suisse Group AG †	(1,989)	(49,966)
DKSH Holding AG	(48)	(3,654)
Dufry AG †	(112)	(16,740)
EMS-Chemie Holding AG	(138)	(55,866)
GAM Holding AG †	(167)	(3,002)
Holcim Ltd. †	(9)	(643)
Julius Baer Group Ltd. †	(508)	(23,194)
Panalpina Welttransport Holding AG	(538)	(72,118)
Sulzer AG	(783)	(83,759)
Swatch Group AG/The	(74)	(32,875)
Transocean Ltd.	(4,877)	(89,490)

		(583,412)

United Kingdom - 0.0% (b)
Subsea 7 SA	(843)	(8,627)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $11,194,359)		(10,700,278)

TOTAL SECURITIES SOLD SHORT, AT VALUE (proceeds $11,194,359)		(10,700,278)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 94.1% (cost $56,770,100)		56,782,339

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.9% (f)		3,583,563

NET ASSETS - 100.0%		$60,365,902

†	Non income-producing security.
(a)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2014, the value of these securities was $7,818,229. In addition, $2,363,465 of cash collateral was pledged.
(b)	Represents less than 0.05% of net assets.
(c)	Represents annualized seven-day yield as of December 31, 2014.
(d)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(e)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(f)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

^	All or a portion represents positions held in the respective Subsidiary (See Note 2).

All securities are Level 2 with respect to ASC 820, (See Note 5).

The following abbreviations are used in portfolio descriptions:

CVA - Dutch Certification

SDR - Special Drawing Rights

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$75,399	0.1%
Consumer Staples	667,096	1.1
Energy	94,458	0.2
Financials	359,148	0.6
Health Care	731,168	1.2
Industrials	(219,417)	(0.4)
Information Technology	(263,102)	(0.4)
Materials	(93,432)	(0.2)
Telecommunication Services	476,147	0.8
Utilities	473,603	0.8
Money Market Funds	54,481,271	90.3

Total Investments	56,782,339	94.1
Other Assets in Excess of Liabilities (f)	3,583,563	5.9

Net Assets	$60,365,902	100.0%

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

Total return swap contracts outstanding as of December 31, 2014:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	10-Year Canadian Bond March Futures	3/2015	CAD	5,331,887	$61,405
Bank of America	10-Year Japanese Government Bond March Futures	3/2015	JPY	(1,028,376,300)	(51,902)
Bank of America	30-Year Euro Buxl Bond March Futures	3/2015	EUR	(905,804)	(29,720)
Goldman Sachs	BIST 30 February Futures	2/2015	TRY	31,686	171
Bank of America	Bovespa Index February Futures	2/2015	BRL	(1,235,149)	(9,751)
CitiBank	Corn March Futures^	2/2015	USD	253,029	5,020
CitiBank	Corn March Futures^	2/2015	USD	(253,812)	(4,236)
Bank of America	Euro - Bobl March Futures	3/2015	EUR	388,234	3,203
Bank of America	Euro - Bund March Futures	3/2015	EUR	461,689	7,291
Bank of America	Euro - SCHATZ March Futures	3/2015	EUR	(9,871,141)	(19,560)
Bank of America	Hang Seng Index January Futures	1/2015	HKD	1,169,970	1,609
Bank of America	H-SHARES Index January Futures	1/2015	HKD	1,802,610	(548)
Bank of America	Long Gilt March Futures	3/2015	GBP	3,186,753	63,344
Bank of America	MSCI Taiwan Stock Index January Futures	1/2015	USD	270,710	3,770
Bank of America	SGX S&P CNX Nifty Index January Futures	1/2015	USD	16,678	40
Bank of America	Swiss Market Index March Futures	3/2015	CHF	358,068	(1,808)
Bank of America	Taiwan Stock Exchange January Futures	1/2015	TWD	1,800,662	1,748
Bank of America	Tel Aviv 25 Index January Futures	1/2015	ILS	1,031,624	(1,554)
Bank of America	U.S. Treasury 10-Year Note March Futures	3/2015	USD	2,149,315	6,232
Bank of America	U.S. Treasury 2-Year Note March Futures	3/2015	USD	(7,877,902)	8,527
Bank of America	U.S. Treasury 5-Year Note March Futures	3/2015	USD	475,616	103
Bank of America	U.S. Treasury Long Bond March Futures	3/2015	USD	(1,126,829)	(29,671)
Goldman Sachs	WIG20 Index March Futures	3/2015	PLN	284,072	(1,667)

					$12,046

Money Market Fund is pledged as collateral to Bank of America for total return swap contracts in the amount of $120,000 at December 31, 2014. Money Market Fund is pledged as collateral to Goldman Sachs for total return swap contracts and total return basket swap contracts in the amount of $3,330,000 at December 31, 2014.

Open futures contracts outstanding at December 31, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
12	Goldman Sachs	Gold 100 OZ Futures^	2/2015	$1,429,936	$1,420,920	$(9,016)
1	J.P. Morgan	LME Copper Futures^	2/2015	165,352	158,287	(7,065)
1	J.P. Morgan	LME Copper Futures^	2/2015	162,177	157,850	(4,327)
10	J.P. Morgan	LME Copper Futures^	3/2015	1,595,504	1,577,000	(18,504)
4	J.P. Morgan	LME Copper Futures^	3/2015	634,321	630,313	(4,008)
16	Goldman Sachs	Silver Futures^	3/2015	1,310,254	1,247,920	(62,334)
9	Barclays Capital	Amsterdam Index Futures	1/2015	881,419	925,688	44,269
11	J.P. Morgan	BIST 30 Futures	2/2015	49,727	50,393	666
11	Barclays Capital	DAX Index Futures	3/2015	3,215,992	3,275,560	59,568
3	J.P. Morgan	FTSE Bursa Malaysia KLCI Index Futures	1/2015	75,468	75,118	(350)
33	Barclays Capital	Hang Seng Index Futures	1/2015	5,019,377	5,031,930	12,553
3	Barclays Capital	H-SHARES Index Futures	1/2015	232,554	231,906	(648)
6	Barclays Capital	KOSPI Index 200 Futures	3/2015	679,605	665,969	(13,636)
3	J.P. Morgan	MSCI Singapore Index Futures	1/2015	170,997	172,846	1,849
6	Barclays Capital	MSCI Taiwan Stock Index Futures	1/2015	203,277	205,860	2,583

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
7	J.P. Morgan	SET50 Index Futures	3/2015	$ 43,287	$ 42,089	$ (1,198)
2	J.P. Morgan	SGX S&P CNX Nifty Index Futures	1/2015	33,362	33,436	74
14	Barclays Capital	TOPIX Index Futures	3/2015	1,659,413	1,645,099	(14,314)
47	J.P. Morgan	3-Month Euro Euribor Futures	6/2015	14,207,993	14,210,268	2,275
58	J.P. Morgan	3-Month Euro Euribor Futures	9/2015	17,532,530	17,536,952	4,422
8	J.P. Morgan	3-Month Euro Euribor Futures	12/2015	2,418,070	2,418,769	699
77	J.P. Morgan	90-Day EURODollar Futures	6/2015	19,164,377	19,166,263	1,886
61	J.P. Morgan	90-Day EURODollar Futures	9/2015	15,136,740	15,150,875	14,135
52	J.P. Morgan	90-Day EURODollar Futures	12/2015	12,891,981	12,881,050	(10,931)

				98,913,713	98,912,361	(1,352)

Short Contracts:
12	Goldman Sachs	Brent Crude Futures^	1/2015	$(805,968)	$(687,960)	$118,008
47	Goldman Sachs	Corn Futures^	3/2015	(951,358)	(932,950)	18,408
1	J.P. Morgan	LME Copper Futures^	2/2015	(165,593)	(158,287)	7,306
1	J.P. Morgan	LME Copper Futures^	2/2015	(162,122)	(157,850)	4,272
4	J.P. Morgan	LME Copper Futures^	3/2015	(634,489)	(630,313)	4,176
13	Goldman Sachs	Natural Gas Futures^	1/2015	(432,704)	(375,570)	57,134
15	Goldman Sachs	Soybean Futures^	3/2015	(782,572)	(767,625)	14,947
19	Barclays Capital	CAC40 Index Futures	1/2015	(967,228)	(983,323)	(16,095)
49	Barclays Capital	Euro Stoxx 50 Index	3/2015	(1,822,969)	(1,857,633)	(34,664)
17	Barclays Capital	FTSE 100 Index Futures	3/2015	(1,681,809)	(1,728,214)	(46,405)
28	Barclays Capital	FTSE/JSE Top 40 Index Futures	3/2015	(1,037,903)	(1,071,275)	(33,372)
10	Barclays Capital	FTSE/MIB Index Futures	3/2015	(1,119,331)	(1,153,722)	(34,391)
3	Barclays Capital	IBEX 35 Index Futures	1/2015	(371,348)	(371,884)	(536)
7	J.P. Morgan	Mexican Stock Exchange Price and Quotation Index Futures	3/2015	(203,803)	(204,913)	(1,110)
6	Barclays Capital	OMXS30 Index Futures	1/2015	(107,728)	(112,891)	(5,163)
8	J.P. Morgan	S&P 500 E-Mini Futures	3/2015	(832,572)	(820,960)	11,612
12	J.P. Morgan	S&P/Toronto Stock Exchange 60 Index Futures	3/2015	(1,747,315)	(1,759,201)	(11,886)
5	J.P. Morgan	SPI 200 Index Futures	3/2015	(522,372)	(549,335)	(26,963)
35	J.P. Morgan	10-Year Japanese Government Bond	3/2015	(4,314,308)	(4,319,920)	(5,612)
106	J.P. Morgan	90-Day Sterling Futures	6/2015	(20,511,653)	(20,519,282)	(7,629)
84	J.P. Morgan	90-Day Sterling Futures	9/2015	(16,205,507)	(16,247,472)	(41,965)
48	J.P. Morgan	90-Day Sterling Futures	12/2015	(9,267,183)	(9,274,918)	(7,735)
40	J.P. Morgan	Australia 10-Year Bond Futures	3/2015	(4,138,690)	(4,184,703)	(46,013)
135	J.P. Morgan	Australia 3-Year Bond Futures	3/2015	(12,221,095)	(12,264,811)	(43,716)
16	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	6/2015	(3,397,916)	(3,397,142)	774
33	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	9/2015	(7,001,040)	(7,003,765)	(2,725)
16	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	12/2015	(3,395,159)	(3,394,044)	1,115

				(94,801,735)	(94,929,963)	(128,228)

				$4,111,978	$3,982,398	$(129,580)

Cash held as collateral at Barclays Capital, Goldman Sachs and J.P. Morgan for futures contracts was $1,222,885, $199,706 and $835,995, respectively at December 31, 2014.

^	Represents positions held in the respective Subsidiary (See Note 2).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2014:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/18/15	CitiBank	AUD	397,000	$325,495	$322,422	$(3,073)
Australian Dollar, Expiring 03/18/15	Credit Suisse International	AUD	397,000	325,465	322,420	(3,045)
Brazilian Real, Expiring 03/18/15*	CitiBank	BRL	450,000	167,895	165,967	(1,928)
Brazilian Real, Expiring 03/18/15*	Credit Suisse International	BRL	450,000	167,859	165,967	(1,892)
Canadian Dollar, Expiring 03/18/15	CitiBank	CAD	2,200,000	1,911,222	1,890,613	(20,609)
Canadian Dollar, Expiring 03/18/15	Credit Suisse International	CAD	2,271,000	1,974,167	1,951,628	(22,539)
Swiss Franc, Expiring 03/18/15	CitiBank	CHF	413,500	430,508	416,473	(14,035)
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	441,500	459,371	444,674	(14,697)
Danish Krone, Expiring 03/18/15	Credit Suisse International	DKK	193,000	31,562	31,380	(182)
Euro, Expiring 03/18/15	CitiBank	EUR	1,205,500	1,479,970	1,459,684	(20,286)
Euro, Expiring 03/18/15	Credit Suisse International	EUR	1,251,500	1,536,790	1,515,384	(21,406)
British Pound, Expiring 03/18/15	CitiBank	GBP	348,000	543,776	542,079	(1,697)
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	403,000	630,436	627,753	(2,683)
Hong Kong Dollar, Expiring 03/18/15	Credit Suisse International	HKD	27,000	3,482	3,482	—
Hungarian Forint, Expiring 03/18/15	CitiBank	HUF	17,500,000	70,379	66,763	(3,616)
Hungarian Forint, Expiring 03/18/15	Credit Suisse International	HUF	18,500,000	74,411	70,576	(3,835)
Israeli Shekel, Expiring 03/18/15	CitiBank	ILS	370,000	94,199	94,885	686
Israeli Shekel, Expiring 03/18/15	Credit Suisse International	ILS	370,000	94,172	94,885	713
Indian Rupee, Expiring 03/18/15*	CitiBank	INR	23,250,000	368,650	362,825	(5,825)
Indian Rupee, Expiring 03/18/15*	Credit Suisse International	INR	43,150,000	677,800	673,374	(4,426)
Japanese Yen, Expiring 03/18/15	CitiBank	JPY	53,375,000	445,518	445,896	378
Japanese Yen, Expiring 03/18/15	Credit Suisse International	JPY	53,375,000	445,495	445,896	401
Korean Won, Expiring 03/18/15*	CitiBank	KRW	273,000,000	245,931	247,545	1,614
Korean Won, Expiring 03/18/15*	Credit Suisse International	KRW	273,000,000	245,928	247,545	1,617
Mexican Peso, Expiring 03/18/15	CitiBank	MXN	1,620,000	109,897	109,308	(589)
Mexican Peso, Expiring 03/18/15	Credit Suisse International	MXN	1,620,000	109,956	109,308	(648)
Norwegian Krone, Expiring 03/18/15	CitiBank	NOK	52,500	7,029	7,030	1
Norwegian Krone, Expiring 03/18/15	Credit Suisse International	NOK	52,500	7,029	7,030	1
New Zealand Dollar, Expiring 03/18/15	CitiBank	NZD	1,032,000	792,691	799,369	6,678

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
New Zealand Dollar, Expiring 03/18/15	Credit Suisse International	NZD	1,032,000	$ 792,626	$ 799,368	$ 6,742
Poland Zloty, Expiring 03/18/15	CitiBank	PLN	880,000	260,432	247,751	(12,681)
Poland Zloty, Expiring 03/18/15	Credit Suisse International	PLN	1,200,000	350,046	337,842	(12,204)
Russian Ruble, Expiring 03/18/15*	CitiBank	RUB	6,100,000	113,402	96,326	(17,076)
Russian Ruble, Expiring 03/18/15*	Credit Suisse International	RUB	8,000,000	150,457	126,329	(24,128)
Swedish Krona, Expiring 03/18/15	CitiBank	SEK	473,500	62,257	60,756	(1,501)
Swedish Krona, Expiring 03/18/15	Credit Suisse International	SEK	473,500	62,257	60,756	(1,501)
Singapore Dollar, Expiring 03/18/15	CitiBank	SGD	407,000	310,973	306,866	(4,107)
Singapore Dollar, Expiring 03/18/15	Credit Suisse International	SGD	407,000	310,867	306,866	(4,001)
Turkish Lira, Expiring 03/18/15	CitiBank	TRY	1,950,000	851,562	822,025	(29,537)
Turkish Lira, Expiring 03/18/15	Credit Suisse International	TRY	3,690,000	1,590,423	1,555,521	(34,902)
Taiwanese Dollar, Expiring 03/18/15*	CitiBank	TWD	1,950,000	62,681	61,732	(949)
Taiwanese Dollar, Expiring 03/18/15*	Credit Suisse International	TWD	1,950,000	62,679	61,732	(947)
South African Rand, Expiring 03/18/15	CitiBank	ZAR	2,520,000	219,657	215,281	(4,376)
South African Rand, Expiring 03/18/15	Credit Suisse International	ZAR	3,120,000	270,810	266,539	(4,271)

				$19,248,212	$18,967,851	$(280,361)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/18/15	CitiBank	AUD	(92,500)	$(78,435)	$(75,123)	$3,312
Australian Dollar, Expiring 03/18/15	Credit Suisse International	AUD	(92,500)	(78,454)	(75,123)	3,331
Brazilian Real, Expiring 03/18/15*	CitiBank	BRL	(865,000)	(318,749)	(319,025)	(276)
Brazilian Real, Expiring 03/18/15*	Credit Suisse International	BRL	(1,495,000)	(547,011)	(551,379)	(4,368)
Canadian Dollar, Expiring 03/18/15	CitiBank	CAD	(235,500)	(202,175)	(202,381)	(206)
Canadian Dollar, Expiring 03/18/15	Credit Suisse International	CAD	(235,500)	(202,175)	(202,381)	(206)
Swiss Franc, Expiring 03/18/15	CitiBank	CHF	(3,470,500)	(3,546,434)	(3,495,447)	50,987
Swiss Franc, Expiring 03/18/15	Credit Suisse International	CHF	(3,645,500)	(3,723,498)	(3,671,705)	51,793
Danish Krone, Expiring 03/18/15	CitiBank	DKK	(222,000)	(37,043)	(36,095)	948
Danish Krone, Expiring 03/18/15	Credit Suisse International	DKK	(335,000)	(55,859)	(54,468)	1,391
Euro, Expiring 03/18/15	CitiBank	EUR	(184,000)	(229,526)	(222,796)	6,730
Euro, Expiring 03/18/15	Credit Suisse International	EUR	(292,000)	(360,867)	(353,568)	7,299

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
British Pound, Expiring 03/18/15	CitiBank	GBP	(100,500)	$ (157,264)	$ (156,548)	$ 716
British Pound, Expiring 03/18/15	Credit Suisse International	GBP	(100,500)	(157,269)	(156,548)	721
Hong Kong Dollar, Expiring 03/18/15	CitiBank	HKD	(34,000)	(4,385)	(4,384)	1
Hong Kong Dollar, Expiring 03/18/15	Credit Suisse International	HKD	(61,000)	(7,866)	(7,866)	—
Hungarian Forint, Expiring 03/18/15	CitiBank	HUF	(7,000,000)	(27,445)	(26,707)	738
Hungarian Forint, Expiring 03/18/15	Credit Suisse International	HUF	(7,000,000)	(27,447)	(26,707)	740
Israeli Shekel, Expiring 03/18/15	CitiBank	ILS	(1,380,000)	(348,432)	(353,891)	(5,459)
Israeli Shekel, Expiring 03/18/15	Credit Suisse International	ILS	(2,510,000)	(636,142)	(643,673)	(7,531)
Indian Rupee, Expiring 03/18/15*	CitiBank	INR	(2,550,000)	(40,543)	(39,794)	749
Indian Rupee, Expiring 03/18/15*	Credit Suisse International	INR	(2,550,000)	(40,542)	(39,794)	748
Japanese Yen, Expiring 03/18/15	CitiBank	JPY	(56,716,000)	(474,550)	(473,806)	744
Japanese Yen, Expiring 03/18/15	Credit Suisse International	JPY	(155,228,000)	(1,296,006)	(1,296,778)	(772)
Korean Won, Expiring 03/18/15*	CitiBank	KRW	(369,500,000)	(332,763)	(335,047)	(2,284)
Korean Won, Expiring 03/18/15*	Credit Suisse International	KRW	(369,500,000)	(332,766)	(335,047)	(2,281)
Mexican Peso, Expiring 03/18/15	CitiBank	MXN	(8,965,000)	(632,397)	(604,909)	27,488
Mexican Peso, Expiring 03/18/15	Credit Suisse International	MXN	(15,765,000)	(1,092,192)	(1,063,735)	28,457
Norwegian Krone, Expiring 03/18/15	CitiBank	NOK	(6,871,000)	(968,921)	(920,017)	48,904
Norwegian Krone, Expiring 03/18/15	Credit Suisse International	NOK	(7,993,000)	(1,122,232)	(1,070,251)	51,981
New Zealand Dollar, Expiring 03/18/15	CitiBank	NZD	(132,000)	(100,715)	(102,244)	(1,529)
New Zealand Dollar, Expiring 03/18/15	Credit Suisse International	NZD	(132,000)	(100,747)	(102,244)	(1,497)
Poland Zloty, Expiring 03/18/15	CitiBank	PLN	(415,000)	(121,452)	(116,835)	4,617
Poland Zloty, Expiring 03/18/15	Credit Suisse International	PLN	(415,000)	(121,443)	(116,837)	4,606
Russian Ruble, Expiring 03/18/15*	CitiBank	RUB	(7,050,000)	(127,383)	(111,327)	16,056
Russian Ruble, Expiring 03/18/15*	Credit Suisse International	RUB	(7,050,000)	(127,394)	(111,327)	16,067
Swedish Krona, Expiring 03/18/15	CitiBank	SEK	(6,442,500)	(857,182)	(826,651)	30,531
Swedish Krona, Expiring 03/18/15	Credit Suisse International	SEK	(7,520,500)	(995,922)	(964,973)	30,949
Singapore Dollar, Expiring 03/18/15	CitiBank	SGD	(862,500)	(656,341)	(650,301)	6,040
Singapore Dollar, Expiring 03/18/15	Credit Suisse International	SGD	(1,412,500)	(1,070,475)	(1,064,985)	5,490
Turkish Lira, Expiring 03/18/15	CitiBank	TRY	(505,000)	(212,813)	(212,884)	(71)
Turkish Lira, Expiring 03/18/15	Credit Suisse International	TRY	(505,000)	(212,852)	(212,884)	(32)
South African Rand, Expiring 03/18/15	CitiBank	ZAR	(925,000)	(79,485)	(79,022)	463
South African Rand, Expiring 03/18/15	Credit Suisse International	ZAR	(925,000)	(79,491)	(79,022)	469

				(21,943,083)	(21,566,529)	376,554

				$(2,694,871)	$(2,598,678)	$96,193

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

Money Market Fund is pledged as collateral to CitiBank for forward foreign currency exchange contracts in the amount of $100,002 at December 31, 2014.

*	Non-deliverable forward. (See Note 4).

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Poland Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - Taiwanese Dollar

USD - United States Dollar

ZAR - South African Rand

Total Return Basket Swaps* Outstanding at December 31, 2014

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the London Interbank Offered Rate (“LIBOR”) plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swaps.	9 -12 months maturity ranging from 09/23/2015 - 01/04/2016	$277,614

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Canada
Domtar Corp.	1,000	$40,010	$210

Netherlands
QIAGEN NV	400	9,525	(141)

Singapore
Avago Technologies Ltd.	400	39,582	654
Flextronics International Ltd.	10,600	118,985	(477)

			177

Sweden
Autoliv, Inc.	300	29,860	1,976

Switzerland
Allied World Assurance Co. Holdings AG	1,100	40,975	737
Garmin Ltd.	1,000	53,139	(309)
TE Connectivity Ltd.	1,600	101,428	(228)

			200

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom
Aon PLC	800	$72,719	$3,145
Delphi Automotive PLC	1,900	133,424	4,744

			7,889

United States
3M Co.	300	43,809	5,487
AbbVie, Inc.	800	53,178	(826)
Accenture PLC	100	8,052	879
ACE Ltd.	200	21,413	1,563
Actavis PLC	300	78,423	(1,200)
Activision Blizzard, Inc.	3,700	76,771	(2,216)
Acuity Brands, Inc.	600	84,207	(165)
Advance Auto Parts, Inc.	300	44,716	3,068
AECOM Technology Corp.	600	21,148	(2,926)
Aetna, Inc.	2,300	200,270	4,039
AGCO Corp.	200	9,286	(246)
AGL Resources, Inc.	800	42,044	1,564
Akamai Technologies, Inc.	1,100	70,089	(833)
Alaska Air Group, Inc.	2,100	107,705	17,791

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Alexion Pharmaceuticals, Inc.	300	$57,410	$(1,901)
Alliant Techsystems, Inc.	200	27,438	(4,188)
Allstate Corp./The	1,100	76,090	1,185
Altria Group, Inc.	700	35,451	(962)
Amdocs Ltd.	800	38,301	(977)
AMERCO	400	109,449	4,255
Ameren Corp.	1,300	49,725	10,244
American Airlines Group, Inc.	1,300	67,923	1,796
American Electric Power Co., Inc.	3,400	193,005	13,443
American Express Co.	300	27,547	365
American Financial Group, Inc.	1,300	78,486	450
American Water Works Co., Inc.	100	4,914	416
Ameriprise Financial, Inc.	1,400	184,338	812
AmerisourceBergen Corp.	700	62,742	370
Amgen, Inc.	1,100	168,803	6,416
ANN, Inc.	400	16,548	(1,956)
Anthem, Inc.	1,900	236,520	2,253
Apollo Education Group, Inc.	1,400	37,273	10,481
Apple, Inc.	1,100	122,246	(828)
AptarGroup, Inc.	100	6,204	480
Archer-Daniels-Midland Co.	2,800	146,976	(1,376)
ARRIS Group, Inc.	3,400	103,499	(853)
Arrow Electronics, Inc.	600	36,738	(2,004)
Ascena Retail Group, Inc.	1,900	26,953	(3,089)
Aspen Insurance Holdings Ltd.	700	30,517	122
Associated Banc-Corp.	300	5,564	25
Assurant, Inc.	500	32,817	1,398
AT&T, Inc.	400	14,057	(621)
Atmos Energy Corp.	900	46,825	3,341
AutoNation, Inc.	1,000	58,410	2,000
AutoZone, Inc.	200	115,544	8,278
Avnet, Inc.	300	13,302	(396)
Axis Capital Holdings Co.	200	9,649	569
Ball Corp.	800	52,472	2,064
Bank of New York Mellon Corp./The	100	4,071	(14)
Baxter International, Inc.	300	21,809	178
BB&T Corp.	1,000	38,890	—
Becton Dickinson and Co.	400	45,985	9,679
Bed Bath & Beyond, Inc.	200	12,873	2,361
Bemis Co., Inc.	100	3,902	619
Big Lots, Inc.	2,500	100,346	(296)
Bill Barrett Corp.	500	5,855	(160)
Biogen Idec, Inc.	200	65,407	2,483
Bio-Techne Corp.	100	9,403	(163)
BlackRock, Inc.	100	36,379	(623)
Booz Allen Hamilton Holding Corp.	2,800	73,089	1,195
Brinker International, Inc.	100	5,701	168
Broadcom Corp.	1,500	63,588	1,407
Broadridge Financial Solutions, Inc.	1,600	69,861	4,027

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Brocade Communications Systems, Inc.	13,600	$154,151	$6,873
Bunge Ltd.	600	54,679	(133)
CA, Inc.	1,200	34,539	2,001
Cablevision Systems Corp.	4,600	92,475	2,469
Cabot Corp.	300	16,595	(3,437)
Capital One Financial Corp.	2,400	200,559	(2,439)
Cardinal Health, Inc.	900	68,499	4,158
Carlisle Cos., Inc.	100	9,143	(119)
Carnival Corp.	1,200	55,054	(658)
Caterpillar, Inc.	1,100	106,396	(5,713)
Celanese Corp.	500	30,529	(549)
Celgene Corp.	200	18,579	3,793
Centene Corp.	700	68,945	3,750
CenturyLink, Inc.	1,300	52,597	(1,143)
Charles River Laboratories International, Inc.	800	48,683	2,229
Chesapeake Energy Corp.	700	17,398	(3,699)
Chevron Corp.	800	96,209	(6,465)
Cigna Corp.	200	18,991	1,591
Cinemark Holdings, Inc.	1,600	56,758	170
Cintas Corp.	700	50,795	4,113
Cisco Systems, Inc.	4,700	128,165	2,566
CMS Energy Corp.	100	2,944	531
Coca-Cola Enterprises, Inc.	100	4,585	(163)
Commercial Metals Co.	1,700	30,716	(3,023)
Compass Minerals International, Inc.	100	8,466	217
Computer Sciences Corp.	1,700	105,949	1,236
ConocoPhillips	2,100	155,739	(10,713)
Consolidated Edison, Inc.	1,300	76,062	9,751
Convergys Corp.	2,400	48,571	317
Corning, Inc.	3,300	71,632	4,037
CR Bard, Inc.	500	75,592	7,718
Crane Co.	100	6,827	(957)
Crown Holdings, Inc.	600	31,105	(565)
CST Brands, Inc.	900	38,969	280
CSX Corp.	1,300	45,950	1,149
Cummins, Inc.	400	57,290	378
CVR Energy, Inc.	200	7,970	(228)
CVS Caremark Corp.	1,700	149,661	14,066
Cytec Industries, Inc.	200	10,069	(835)
Deckers Outdoor Corp.	1,100	104,691	(4,547)
Delta Air Lines, Inc.	3,300	139,346	22,981
Deluxe Corp.	1,400	86,451	699
Devon Energy Corp.	1,500	96,316	(4,501)
DeVry, Inc.	900	43,865	(1,142)
Dillard’s, Inc.	400	48,170	1,902
Discover Financial Services	2,100	138,448	(919)
DISH Network Corp.	100	7,293	(4)
Dolby Laboratories, Inc.	800	34,948	(452)
Dollar General Corp.	200	13,779	361
Dollar Tree, Inc.	100	5,702	1,336
Dover Corp.	300	25,633	(4,117)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Dow Chemical Co./The	1,600	$77,386	$(4,410)
DR Horton, Inc.	600	14,956	218
Dr Pepper Snapple Group, Inc.	2,300	156,338	8,526
DST Systems, Inc.	900	82,442	2,293
DTE Energy Co.	800	60,606	8,490
Dun & Bradstreet Corp./The	100	11,721	375
Eastman Chemical Co.	200	15,377	(205)
eBay, Inc.	1,700	95,650	(246)
EchoStar Corp.	200	10,502	(2)
Edison International	900	55,224	3,708
Edwards Lifesciences Corp.	200	23,357	2,119
EI du Pont de Nemours & Co.	200	14,711	77
Electronic Arts, Inc.	1,100	45,559	6,157
Eli Lilly & Co.	1,700	118,267	(984)
EMC Corp.	3,800	115,230	(2,218)
Endurance Specialty Holdings Ltd.	400	22,923	1,013
Energizer Holdings, Inc.	600	77,542	(406)
Entergy Corp.	1,800	147,196	10,268
EOG Resources, Inc.	400	39,532	(2,704)
Equifax, Inc.	200	15,560	614
Everest Re Group Ltd.	500	82,094	3,056
Exelon Corp.	3,000	109,342	1,898
Expedia, Inc.	1,600	140,406	(3,830)
Express Scripts PLC	200	14,901	2,033
Exxon Mobil Corp.	600	56,836	(1,366)
FedEx Corp.	400	66,999	2,465
Fidelity National Information Services, Inc.	600	34,854	2,466
Fifth Third BanCorp.	300	6,315	(203)
Fiserv, Inc.	1,300	91,269	992
Fluor Corp.	100	7,012	(949)
Foot Locker, Inc.	4,500	254,664	(1,854)
Ford Motor Co.	100	1,564	(14)
Franklin Resources, Inc.	200	11,316	(242)
Freeport-McMoRan, Inc.	800	27,505	(8,817)
Frontier Communications Corp.	1,800	12,264	(258)
GameStop Corp.	100	4,398	(1,018)
Gannett Co., Inc.	3,800	122,867	(1,533)
Gap, Inc./The	1,600	67,909	(533)
Gartner, Inc.	300	25,606	(343)
GATX Corp.	400	24,515	(1,499)
General Dynamics Corp.	1,200	168,458	(3,314)
General Mills, Inc.	200	10,168	498
Genuine Parts Co.	600	60,630	3,312
Gilead Sciences, Inc.	1,600	164,152	(13,336)
Google, Inc.	100	59,605	(6,539)
Graham Holdings Co.	200	161,883	10,859
H&R Block, Inc.	600	19,331	877
Halliburton Co.	2,700	116,171	(9,980)
Hanesbrands, Inc.	200	22,452	(128)
Hanover Insurance Group, Inc./The	200	13,434	830
Harman International Industries, Inc.	100	10,895	(224)
Harris Corp.	600	42,067	1,025

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Hasbro, Inc.	100	$5,610	$(111)
HCA Holdings, Inc.	2,000	146,502	278
HCC Insurance Holdings, Inc.	500	27,272	(512)
Health Net, Inc.	2,200	111,754	6,012
Helix Energy Solutions Group, Inc.	5,600	122,140	(620)
Helmerich & Payne, Inc.	1,100	89,538	(15,376)
Herman Miller, Inc.	800	23,837	(293)
Hess Corp.	1,700	139,242	(13,748)
Hewlett-Packard Co.	4,100	158,920	5,613
Home Depot, Inc./The	400	38,086	3,902
Honeywell International, Inc.	300	28,822	1,154
Hormel Foods Corp.	700	36,574	(104)
Hospira, Inc.	200	11,894	356
Howard Hughes Corp./The	100	15,177	(2,135)
Humana, Inc.	900	123,868	5,399
Huntington Ingalls Industries, Inc.	1,200	135,282	(330)
IAC/InterActiveCorp.	900	59,343	(4,632)
Illinois Tool Works, Inc.	100	8,885	585
Ingram Micro, Inc.	1,400	39,250	(554)
Ingredion, Inc.	600	49,905	999
Intel Corp.	4,700	169,809	754
InterDigital, Inc.	1,000	54,520	(1,620)
International Business Machines Corp.	200	38,711	(6,623)
International Flavors & Fragrances, Inc.	100	10,016	120
International Paper Co.	500	27,253	(463)
Interpublic Group of Cos., Inc./The	100	1,876	201
ITT Corp.	500	24,074	(3,844)
Jabil Circuit, Inc.	2,800	61,569	(445)
Jacobs Engineering Group, Inc.	200	8,904	34
Jarden Corp.	150	6,143	1,039
JetBlue Airways Corp.	900	12,353	1,921
JM Smucker Co./The	100	9,968	130
Johnson & Johnson	1,000	106,380	(1,810)
Johnson Controls, Inc.	200	9,326	342
JPMorgan Chase & Co.	1,000	62,088	492
Juniper Networks, Inc.	800	18,285	(429)
Kellogg Co.	300	18,798	834
Kimberly-Clark Corp.	1,000	106,857	8,683
KLA-Tencor Corp.	200	16,064	(2,000)
Kohl’s Corp.	600	37,544	(920)
L-3 Communications Holdings, Inc.	100	11,584	1,037
Lam Research Corp.	1,100	86,923	351
Landstar System, Inc.	500	37,145	(880)
Lear Corp.	1,100	109,386	(1,498)
Legg Mason, Inc.	300	15,699	312
Lennar Corp.	600	26,840	46
Lexmark International, Inc.	3,800	168,523	(11,697)
LifePoint Hospitals, Inc.	1,000	73,997	(2,087)
Lincoln National Corp.	400	22,891	177
Lockheed Martin Corp.	800	146,967	7,089
Loews Corp.	500	21,485	(475)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Lowe’s Cos., Inc.	1,300	$84,939	$4,501
LyondellBasell Industries NV	500	53,453	(13,758)
M&T Bank Corp.	100	12,741	(179)
Mallinckrodt PLC	1,200	114,792	4,044
ManpowerGroup, Inc.	200	15,185	(1,551)
Marathon Oil Corp.	1,500	56,094	(13,659)
Marathon Petroleum Corp.	100	8,858	168
Marriott International, Inc.	200	15,564	42
Marsh & McLennan Cos., Inc.	1,500	84,110	1,750
Marvell Technology Group Ltd.	1,100	15,290	660
McGraw Hill Financial, Inc.	200	17,310	486
McKesson Corp.	300	58,843	3,431
MeadWestvaco Corp.	100	4,504	(65)
Medivation, Inc.	200	20,053	(131)
Medtronic, Inc.	1,000	69,275	2,925
Mentor Graphics Corp.	400	8,856	(88)
Merck & Co., Inc.	1,300	76,751	(2,924)
Microchip Technology, Inc.	100	4,893	(382)
Micron Technology, Inc.	4,400	150,298	3,746
Microsoft Corp.	1,400	66,034	(1,004)
Mondelez International, Inc.	400	14,221	309
Monster Beverage Corp.	200	21,654	16
Moody’s Corp.	400	38,704	(380)
Murphy Oil Corp.	900	49,824	(4,356)
Murphy USA, Inc.	1,700	104,080	12,982
Mylan, Inc.	800	46,362	(1,266)
Myriad Genetics, Inc.	1,600	59,915	(5,419)
National Oilwell Varco, Inc.	1,700	124,404	(13,003)
Navient Corp.	9,900	209,101	4,838
NetApp, Inc.	500	21,708	(983)
New York Community Bancorp., Inc.	1,600	26,321	(721)
Newfield Exploration Co.	1,700	45,749	355
NextEra Energy, Inc.	100	9,502	1,127
Nordstrom, Inc.	400	29,714	2,042
Norfolk Southern Corp.	1,100	123,062	(2,491)
Northrop Grumman Corp.	1,200	166,423	10,445
Norwegian Cruise Line Holdings Ltd.	800	35,274	2,134
Nucor Corp.	800	39,516	(276)
NVIDIA Corp.	1,400	29,061	(991)
Occidental Petroleum Corp.	400	27,969	4,275
Oil States International, Inc.	100	6,290	(1,400)
Omnicom Group, Inc.	300	21,190	2,051
ON Semiconductor Corp.	900	8,855	262
Oracle Corp.	1,200	49,944	4,020
O’Reilly Automotive, Inc.	400	69,944	7,104
PACCAR, Inc.	400	27,964	(760)
Packaging Corp. of America	500	38,967	58

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Parker-Hannifin Corp.	200	$23,399	$2,391
PartnerRe Ltd.	1,600	182,738	(130)
Patterson Cos., Inc.	100	4,093	717
Penske Automotive Group, Inc.	400	17,711	1,917
People’s United Financial, Inc.	1,000	15,019	161
PepsiCo, Inc.	600	57,217	(481)
Pfizer, Inc.	2,000	61,351	949
PG&E Corp.	2,500	133,826	(726)
Phillips 66	700	60,169	(9,979)
Pilgrim’s Pride Corp.	4,400	147,864	(3,588)
Pinnacle Foods, Inc.	1,000	35,305	(5)
Pinnacle West Capital Corp.	200	13,641	21
PNC Financial Services Group, Inc./The	1,900	171,256	2,081
Polycom, Inc.	3,100	41,397	453
PPG Industries, Inc.	200	40,706	5,524
PTC, Inc.	600	22,829	(839)
Public Service Enterprise Group, Inc.	3,300	136,447	206
Pulte Group, Inc.	2,900	58,717	3,517
Quanta Services, Inc.	1,200	35,866	(1,797)
Rackspace Hosting, Inc.	600	28,962	(876)
Raytheon Co.	1,100	115,708	3,279
Regal Entertainment Group	1,300	26,686	1,082
Reinsurance Group of America, Inc.	2,500	215,823	3,227
Reliance Steel & Aluminum Co.	1,100	73,738	(6,341)
RenaissanceRe Holdings Ltd.	100	10,197	(475)
Republic Services, Inc.	1,800	72,590	(140)
Reynolds American, Inc.	1,200	73,012	4,112
RF Micro Devices, Inc.	1,100	14,079	4,170
Rock-Tenn Co.	600	36,068	520
Ross Stores, Inc.	400	32,058	5,646
Rovi Corp.	1,100	24,000	849
Royal Caribbean Cruises Ltd.	400	28,737	4,235
RR Donnelley & Sons Co.	200	3,432	(71)
Ryder System, Inc.	1,300	121,562	(857)
SCANA Corp.	200	9,998	2,082
Seagate Technology PLC	200	11,894	1,406
SEI Investments Co.	800	31,000	1,032
Sensient Technologies Corp.	100	5,539	495
Sherwin-Williams Co./The	200	51,259	1,349
Silgan Holdings, Inc.	500	26,083	717
Skyworks Solutions, Inc.	800	48,342	9,826
SM Energy Co.	800	45,328	(14,464)
Snap-on, Inc.	600	81,709	335
Southern Co./The	400	18,219	1,425
Southwest Airlines Co.	2,700	98,205	16,059
Spectra Energy Corp.	500	18,867	(717)
Spectrum Brands Holdings, Inc.	900	86,076	36
Spirit AeroSystems Holdings, Inc.	100	4,342	(38)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
SPX Corp.	300	$30,234	$(4,458)
Steel Dynamics, Inc.	4,700	98,351	(5,573)
STERIS Corp.	500	31,259	1,166
SunTrust Banks, Inc.	100	4,018	172
Superior Energy Services, Inc.	900	17,491	644
SUPERVALU, Inc.	1,000	9,716	(16)
Symantec Corp.	1,200	30,841	(55)
Synopsys, Inc.	800	33,995	781
Sysco Corp.	300	11,393	514
Targa Resources Corp.	100	10,813	(208)
Tech Data Corp.	900	59,000	(2,093)
Teleflex, Inc.	800	90,433	1,423
Teradyne, Inc.	100	2,080	(101)
Texas Instruments, Inc.	200	9,784	909
Textron, Inc.	1,400	58,742	212
Time Warner, Inc.	500	38,716	3,994
Total System Services, Inc.	400	12,694	890
Travelers Cos., Inc./The	1,400	143,057	5,133
Tupperware Brands Corp.	100	7,315	(1,015)
Tyco International PLC	100	4,480	(94)
Tyson Foods, Inc.	2,300	90,953	1,254
UGI Corp.	2,900	110,656	(514)
Ultra Petroleum Corp.	600	14,929	(7,033)
Union Pacific Corp.	1,600	186,958	3,650
Unit Corp.	2,700	113,116	(21,046)
United Parcel Service, Inc.	200	19,934	2,300
United Rentals, Inc.	400	43,612	(2,808)
United States Steel Corp.	6,500	202,992	(29,182)
United Technologies Corp.	300	32,538	1,962
United Therapeutics Corp.	600	77,632	62
UnitedHealth Group, Inc.	1,800	173,191	8,771
Unum Group	1,300	47,293	(1,949)
US Bancorp.	1,000	43,040	1,910
Valero Energy Corp.	1,400	67,797	1,503
Validus Holdings Ltd.	300	11,834	634
Valmont Industries, Inc.	200	27,523	(2,123)
Valspar Corp./The	300	25,976	(32)
Vectren Corp.	900	39,414	2,193
VeriSign, Inc.	1,300	75,034	(934)
Verizon Communications, Inc.	300	14,876	(842)
VF Corp.	100	6,652	838
Vishay Intertechnology, Inc.	200	3,125	(295)
WABCO Holdings, Inc.	200	18,755	2,201
Walgreens Boots Alliance, Inc.	100	6,308	1,312
Wal-Mart Stores, Inc.	100	7,631	957
Walt Disney Co./The	500	45,955	1,140
Wells Fargo & Co.	2,500	135,235	1,815
Werner Enterprises, Inc.	500	12,752	2,823
Westar Energy, Inc.	1,400	55,706	2,030
Western Digital Corp.	1,000	103,335	7,365
Whirlpool Corp.	200	37,780	968
Whiting Petroleum Corp.	400	33,112	(19,912)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
World Fuel Services Corp.	2,100	$97,709	$844
Worthington Industries, Inc.	700	24,915	(3,852)
WR Berkley Corp.	400	20,786	(282)
Wyndham Worldwide Corp.	200	16,386	766
Xcel Energy, Inc.	800	26,255	2,481
Yahoo!, Inc.	1,200	60,266	346
Zebra Technologies Corp.	100	7,551	190

			132,286

Total of Long Equity Positions			142,597

Short Positions

Canada
lululemon athletica, Inc.	(400)	(19,489)	(2,827)

Ireland
Allegion PLC	(700)	(35,486)	(3,336)
Endo International PLC	(3,400)	(241,072)	(4,136)
Jazz Pharmaceuticals PLC	(400)	(66,859)	1,367

			(6,105)

Netherlands
Chicago Bridge & Iron Co. NV	(900)	(43,196)	5,414
Core Laboratories NV	(1,300)	(159,975)	3,533

			8,947

Norway
Golar LNG Ltd.	(900)	(53,178)	20,355

Switzerland
Weatherford International PLC	(2,100)	(46,914)	22,869

United Kingdom
Ensco PLC	(200)	(7,644)	1,654
Liberty Global PLC	(1,000)	(48,098)	(2,107)
Noble Corp. PLC	(100)	(1,945)	288
Pentair PLC	(1,000)	(67,032)	612

			447

United States
Aaron’s, Inc.	(500)	(15,312)	27
Abercrombie & Fitch Co.	(200)	(5,704)	(24)
ACI Worldwide, Inc.	(100)	(1,916)	(101)
Acxiom Corp.	(2,500)	(49,445)	(1,230)
Adobe Systems, Inc.	(100)	(7,290)	20
ADT Corp./The	(400)	(13,900)	(592)
ADTRAN, Inc.	(4,800)	(105,215)	575
Advent Software, Inc.	(100)	(3,134)	70
AES Corp.	(3,400)	(47,861)	1,043
Agilent Technologies, Inc.	(400)	(16,955)	579
Alcoa, Inc.	(3,100)	(50,194)	1,245
Alere, Inc.	(200)	(7,966)	366
Align Technology, Inc.	(1,600)	(90,018)	562

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Allegheny Technologies, Inc.	(3,800)	$(139,081)	$6,955
Alliance Data Systems Corp.	(100)	(24,914)	(3,691)
Allison Transmission Holdings, Inc.	(200)	(5,983)	(797)
Allscripts Healthcare Solutions, Inc.	(3,100)	(40,467)	880
Alnylam Pharmaceuticals, Inc.	(1,200)	(100,075)	(16,325)
Altera Corp.	(700)	(25,898)	40
Amazon.com, Inc.	(400)	(126,475)	2,335
AMC Networks, Inc.	(300)	(18,825)	(306)
American Eagle Outfitters, Inc.	(4,300)	(61,111)	1,427
Anadarko Petroleum Corp.	(100)	(10,685)	2,435
ANSYS, Inc.	(100)	(8,304)	104
Apache Corp.	(800)	(51,136)	1,000
Armstrong World Industries, Inc.	(1,800)	(93,067)	1,051
Artisan Partners Asset Management, Inc.	(2,100)	(106,404)	291
athenahealth, Inc.	(900)	(121,242)	(9,888)
Atmel Corp.	(8,200)	(70,003)	1,164
Autodesk, Inc.	(200)	(11,134)	(878)
Avis Budget Group, Inc.	(200)	(12,863)	(403)
Avon Products, Inc.	(6,500)	(70,068)	9,033
B/E Aerospace, Inc.	(2,900)	(166,543)	(1,715)
BancorpSouth, Inc.	(2,300)	(51,375)	(398)
Bank of America Corp.	(2,700)	(46,126)	(2,177)
BankUnited, Inc.	(200)	(5,891)	97
Belden, Inc.	(100)	(7,108)	(773)
BioMarin Pharmaceutical, Inc.	(1,200)	(85,012)	(23,468)
Black Hills Corp.	(300)	(15,347)	(565)
BorgWarner, Inc.	(100)	(5,620)	125
Boston Scientific Corp.	(1,700)	(21,123)	(1,402)
Bristol-Myers Squibb Co.	(500)	(27,284)	(2,231)
Brookdale Senior Living, Inc.	(2,400)	(80,150)	(7,858)
Bruker Corp.	(5,100)	(101,170)	1,108
Brunswick Corp./DE	(600)	(27,572)	(3,184)
Cabela’s, Inc.	(1,100)	(62,351)	4,370
Cabot Oil & Gas Corp.	(2,800)	(88,721)	5,813
Calpine Corp.	(1,600)	(36,044)	636
Cameron International Corp.	(100)	(7,113)	2,118
CarMax, Inc.	(1,100)	(65,136)	(8,102)
Carpenter Technology Corp.	(2,300)	(113,881)	606
Catamaran Corp.	(600)	(28,023)	(3,027)
Cathay General Bancorp	(300)	(7,862)	185
CBOE Holdings, Inc.	(100)	(5,625)	(717)
CBS Corp.	(900)	(50,105)	299
CDW Corp./DE	(200)	(6,316)	(718)
CenterPoint Energy, Inc.	(1,000)	(24,211)	781
Cerner Corp.	(200)	(11,698)	(1,234)
Charles Schwab Corp./The	(4,600)	(140,200)	1,326
Charter Communications, Inc.	(200)	(32,401)	(923)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Cheniere Energy, Inc.	(1,100)	$(84,551)	$7,111
Chico’s FAS, Inc.	(500)	(7,759)	(346)
Chipotle Mexican Grill, Inc.	(100)	(69,345)	894
Ciena Corp.	(9,100)	(168,858)	(7,773)
Cincinnati Financial Corp.	(1,300)	(64,012)	(3,367)
CIT Group, Inc.	(100)	(4,806)	23
Citigroup, Inc.	(500)	(26,794)	(261)
Citrix Systems, Inc.	(100)	(7,237)	857
Civeo Corp.	(1,100)	(27,969)	23,448
Clean Harbors, Inc.	(1,000)	(50,935)	2,885
Cleco Corp.	(300)	(16,557)	195
Coach, Inc.	(5,300)	(194,616)	(4,452)
Cobalt International Energy, Inc.	(19,500)	(203,955)	30,600
Coca-Cola Co./The	(200)	(8,332)	(112)
Colfax Corp.	(3,100)	(166,969)	7,102
Colgate-Palmolive Co.	(900)	(60,882)	(1,388)
Comcast Corp.	(200)	(11,399)	(203)
Community Health Systems, Inc.	(300)	(17,079)	903
CommVault Systems, Inc.	(1,800)	(93,207)	165
ConAgra Foods, Inc.	(300)	(9,879)	(1,005)
Concho Resources, Inc.	(100)	(13,327)	3,352
CONSOL Energy, Inc.	(1,900)	(71,759)	7,520
Copart, Inc.	(200)	(6,762)	(536)
CoreLogic, Inc.	(500)	(14,061)	(1,734)
Corporate Executive Board Co./The	(500)	(34,600)	(1,665)
CoStar Group, Inc.	(500)	(85,898)	(5,917)
Costco Wholesale Corp.	(100)	(12,636)	(1,539)
Coty, Inc.	(3,600)	(67,341)	(7,035)
Covanta Holding Corp.	(1,300)	(28,008)	(605)
Cree, Inc.	(1,100)	(43,993)	8,551
Cubist Pharmaceuticals, Inc.	(500)	(33,294)	(17,031)
Darden Restaurants, Inc.	(200)	(9,975)	(1,751)
DaVita HealthCare Partners, Inc.	(200)	(15,209)	61
Dean Foods Co.	(10,800)	(188,700)	(20,604)
Deere & Co.	(100)	(8,368)	(479)
Denbury Resources, Inc.	(2,200)	(28,112)	10,226
Diebold, Inc.	(600)	(21,605)	821
Discovery Communications, Inc.	(2,100)	(77,501)	5,156
Donaldson Co., Inc.	(700)	(27,411)	370
DreamWorks Animation SKG, Inc.	(4,000)	(93,224)	3,904
Dril-Quip, Inc.	(600)	(46,624)	586
DSW, Inc.	(4,100)	(144,894)	(8,036)
Dunkin’ Brands Group, Inc.	(1,100)	(50,499)	3,584
E*TRADE Financial Corp.	(3,000)	(72,946)	181
Eagle Materials, Inc.	(100)	(7,660)	57
Emerson Electric Co.	(800)	(51,583)	2,199
Energen Corp.	(400)	(30,207)	4,703
EQT Corp.	(200)	(19,100)	3,960
Equinix, Inc.	(103)	(21,797)	(1,556)
Estee Lauder Cos., Inc./The	(900)	(68,333)	(247)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Expeditors International of Washington, Inc.	(300)	$(12,662)	$(721)
Facebook, Inc.	(600)	(47,132)	320
Fastenal Co.	(1,300)	(60,817)	(1,011)
Federated Investors, Inc.	(900)	(28,149)	(1,488)
FEI Co.	(1,500)	(135,032)	(493)
First Horizon National Corp.	(3,300)	(42,600)	(2,214)
First Niagara Financial Group, Inc.	(17,900)	(148,816)	(2,081)
First Republic Bank	(800)	(40,143)	(1,553)
First Solar, Inc.	(700)	(39,662)	8,445
FirstEnergy Corp.	(300)	(10,326)	(1,371)
FirstMerit Corp.	(300)	(5,325)	(342)
FLIR Systems, Inc.	(200)	(6,710)	248
Flowers Foods, Inc.	(800)	(15,246)	(106)
Flowserve Corp.	(1,000)	(61,565)	1,735
FMC Corp.	(2,300)	(131,713)	544
FNF Group	(800)	(22,622)	(4,938)
Forest City Enterprises, Inc.	(4,800)	(100,950)	(1,290)
Fortinet, Inc.	(1,000)	(26,683)	(3,977)
Fortune Brands Home & Security, Inc.	(1,200)	(52,052)	(2,272)
Fossil Group, Inc.	(200)	(22,143)	(5)
Freescale Semiconductor Ltd.	(200)	(4,404)	(642)
FTI Consulting, Inc.	(800)	(30,539)	(364)
General Motors Co.	(500)	(16,479)	(976)
Genesee & Wyoming, Inc.	(100)	(9,290)	298
Genworth Financial, Inc.	(6,900)	(69,823)	11,173
GNC Holdings, Inc.	(1,800)	(75,586)	(8,942)
Goodyear Tire & Rubber Co./The	(100)	(2,419)	(438)
Graco, Inc.	(700)	(54,472)	(1,654)
Groupon, Inc.	(3,100)	(23,545)	(2,061)
Guess?, Inc.	(900)	(18,538)	(434)
Hain Celestial Group, Inc./The	(400)	(20,608)	(2,708)
Harley-Davidson, Inc.	(300)	(19,794)	21
Harsco Corp.	(6,600)	(133,115)	8,441
Hartford Financial Services Group, Inc./The	(100)	(3,793)	(376)
HD Supply Holdings, Inc.	(700)	(20,337)	(306)
Hertz Global Holdings, Inc.	(5,800)	(148,031)	3,379
Hexcel Corp.	(1,400)	(55,558)	(2,528)
Hilton Worldwide Holdings, Inc.	(2,500)	(63,838)	(1,387)
HMS Holdings Corp.	(6,500)	(141,970)	4,560
HollyFrontier Corp.	(900)	(34,522)	790
Hologic, Inc.	(1,900)	(46,754)	(4,052)
HomeAway, Inc.	(4,300)	(132,024)	3,970
Huntsman Corp.	(600)	(14,284)	616
Illumina, Inc.	(100)	(17,722)	(736)
Incyte Corp.	(1,700)	(94,836)	(29,451)
Informatica Corp.	(500)	(18,920)	(148)
Ingersoll-Rand PLC	(200)	(12,034)	(644)
Intersil Corp.	(1,000)	(15,755)	1,285
Intuitive Surgical, Inc.	(100)	(47,271)	(5,623)
InvesCo., Ltd.	(100)	(4,125)	173

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Itron, Inc.	(700)	$(29,006)	$(597)
Janus Capital Group, Inc.	(1,800)	(27,688)	(1,346)
JDS Uniphase Corp.	(6,900)	(94,607)	(61)
Joy Global, Inc.	(500)	(27,763)	4,503
Kansas City Southern	(300)	(36,368)	(241)
Kate Spade & Co.	(2,100)	(63,938)	(3,283)
KBR, Inc.	(500)	(8,768)	293
Kennametal, Inc.	(900)	(34,237)	2,026
Keurig Green Mountain, Inc.	(200)	(27,333)	854
KLX, Inc.	(550)	(30,382)	7,694
Kosmos Energy Ltd.	(4,400)	(41,147)	4,231
Lamar Advertising Co.	(800)	(40,432)	(2,480)
Laredo Petroleum, Inc.	(400)	(5,169)	1,029
Las Vegas Sands Corp.	(1,600)	(94,740)	1,684
Leidos Holdings, Inc.	(100)	(4,296)	(56)
Leucadia National Corp.	(300)	(7,217)	491
Level 3 Communications, Inc.	(200)	(9,922)	46
Liberty Media Corp.	(200)	(7,380)	326
Life Time Fitness, Inc.	(500)	(25,170)	(3,140)
Linear Technology Corp.	(800)	(37,134)	654
LinkedIn Corp.	(400)	(86,755)	(5,129)
Lions Gate Entertainment Corp.	(2,400)	(79,945)	3,097
Live Nation Entertainment, Inc.	(1,300)	(34,424)	481
LKQ Corp.	(3,100)	(87,161)	(11)
Louisiana-Pacific Corp.	(4,300)	(65,148)	(6,060)
LPL Financial Holdings, Inc.	(300)	(13,470)	105
Madison Square Garden Co./The	(200)	(13,170)	(1,882)
Manitowoc Co., Inc./The	(2,200)	(49,324)	704
Masco Corp.	(400)	(9,686)	(394)
MasterCard, Inc.	(200)	(16,507)	(725)
MDU Resources Group, Inc.	(800)	(18,979)	179
MEDNAX, Inc.	(100)	(6,685)	74
MetLife, Inc.	(400)	(22,420)	784
MGM Resorts International	(1,900)	(43,763)	3,141
Michael Kors Holdings Ltd.	(400)	(30,744)	704
Middleby Corp./The	(300)	(27,698)	(2,032)
Monsanto Co.	(300)	(34,419)	(1,422)
Morgan Stanley	(200)	(7,219)	(541)
Mosaic Co./The	(600)	(28,027)	637
Motorola Solutions, Inc.	(1,600)	(103,709)	(3,619)
National Fuel Gas Co.	(100)	(7,323)	370
Navistar International Corp.	(5,600)	(200,055)	12,567
NCR Corp.	(1,900)	(62,582)	7,216
Netflix, Inc.	(300)	(103,755)	1,272
NetSuite, Inc.	(600)	(53,872)	(11,630)
New York Times Co./The	(2,300)	(27,652)	(2,754)
News Corp.	(1,000)	(16,873)	1,183
Nielsen NV	(900)	(40,473)	216
Noble Energy, Inc.	(1,600)	(86,531)	10,643
Nordson Corp.	(300)	(23,913)	525
NRG Energy, Inc.	(1,500)	(46,037)	5,612

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Nuance Communications, Inc.	(300)	$(4,563)	$282
Oasis Petroleum, Inc.	(2,500)	(46,571)	5,221
Oceaneering International, Inc.	(400)	(26,184)	2,660
Ocwen Financial Corp.	(5,500)	(98,208)	15,158
Office Depot, Inc.	(7,000)	(40,059)	(19,966)
Old Republic International Corp.	(700)	(10,447)	206
Omnicare, Inc.	(900)	(65,699)	62
ONEOK, Inc.	(1,600)	(79,850)	186
Oshkosh Corp.	(200)	(9,599)	(131)
Owens Corning	(200)	(6,976)	(186)
Owens-Illinois, Inc.	(3,500)	(94,876)	411
PacWest Bancorp	(900)	(41,181)	267
Palo Alto Networks, Inc.	(400)	(39,325)	(9,703)
Pandora Media, Inc.	(3,200)	(67,176)	10,120
PBF Energy, Inc.	(2,700)	(66,903)	(5,025)
Peabody Energy Corp.	(17,600)	(170,985)	34,761
Perrigo Co PLC	(300)	(49,951)	(197)
Pharmacyclics, Inc.	(900)	(111,920)	1,886
Pitney Bowes, Inc.	(800)	(19,836)	340
Platform Specialty Products Corp.	(900)	(24,302)	3,404
Polaris Industries, Inc.	(100)	(15,330)	206
PolyOne Corp.	(400)	(14,424)	(740)
Popular, Inc.	(200)	(6,488)	(322)
Post Holdings, Inc.	(4,800)	(185,936)	(15,136)
Precision Castparts Corp.	(200)	(46,959)	(1,217)
Progressive Corp./The	(2,100)	(53,488)	(3,191)
Prudential Financial, Inc.	(300)	(27,517)	379
PVH Corp.	(200)	(24,992)	(642)
QEP Resources, Inc.	(2,600)	(50,518)	(2,054)
Range Resources Corp.	(2,900)	(180,194)	25,189
Regeneron Pharmaceuticals, Inc.	(100)	(35,989)	(5,036)
Rent-A-Center, Inc.	(100)	(3,107)	(525)
Rite Aid Corp.	(2,800)	(17,954)	(3,102)
Riverbed Technology, Inc.	(3,400)	(69,248)	(146)
Rosetta Resources, Inc.	(3,600)	(99,379)	19,063
Rowan Cos. PLC	(800)	(20,872)	2,216
RPC, Inc.	(4,800)	(63,828)	1,236
Salesforce.com, Inc.	(2,400)	(142,151)	(193)
Salix Pharmaceuticals Ltd.	(1,000)	(128,195)	13,255
Sally Beauty Holdings, Inc.	(200)	(5,576)	(572)
SBA Communications Corp.	(400)	(45,505)	1,201
Scripps Networks Interactive, Inc.	(200)	(15,593)	539
Seadrill Ltd.	(7,300)	(99,844)	12,682
Sealed Air Corp.	(1,400)	(50,985)	(8,417)
Seattle Genetics, Inc.	(1,600)	(59,119)	7,711
SeaWorld Entertainment, Inc.	(800)	(12,912)	(1,408)
Semtech Corp.	(3,100)	(86,331)	864
Sensata Technologies Holding NV	(1,000)	(50,961)	(1,449)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Service Corp. International	(4,200)	$(95,134)	$(206)
ServiceNow, Inc.	(1,000)	(65,941)	(1,909)
Sirius XM Holdings, Inc.	(44,400)	(157,995)	2,595
Sirona Dental Systems, Inc.	(100)	(7,738)	(999)
Six Flags Entertainment Corp.	(1,900)	(76,652)	(5,333)
SLM Corp	(1,300)	(13,351)	104
SolarWinds, Inc.	(300)	(13,203)	(1,746)
Solera Holdings, Inc.	(900)	(46,157)	95
Sotheby’s	(2,900)	(117,677)	(7,545)
Southwestern Energy Co.	(200)	(6,766)	1,308
Splunk, Inc.	(1,700)	(102,893)	2,678
Sprint Corp.	(16,700)	(86,090)	16,785
Stanley Black & Decker, Inc.	(100)	(9,267)	(341)
Starbucks Corp.	(900)	(70,538)	(3,307)
Starwood Hotels & Resorts Worldwide, Inc.	(200)	(16,765)	551
Stratasys Ltd.	(1,000)	(98,407)	15,297
SunEdison, Inc.	(7,600)	(156,119)	7,843
SVB Financial Group	(100)	(11,838)	231
Synovus Financial Corp.	(2,700)	(68,443)	(4,700)
Tableau Software, Inc.	(700)	(50,872)	(8,460)
Target Corp.	(900)	(57,692)	(10,627)
Taylor Morrison Home Corp.	(7,700)	(144,305)	(1,148)
Teekay Corp.	(1,400)	(73,266)	2,020
Tempur Sealy International, Inc.	(1,100)	(62,834)	2,433
Tenet Healthcare Corp.	(3,500)	(187,267)	9,922
Teradata Corp.	(100)	(4,464)	96
Terex Corp.	(700)	(22,309)	2,793
Tesla Motors, Inc.	(100)	(26,452)	4,211
Tesoro Corp.	(200)	(12,396)	(2,474)
Thor Industries, Inc.	(100)	(5,400)	(187)
Thoratec Corp.	(2,100)	(68,104)	(62)
Tidewater, Inc.	(500)	(16,669)	464
Tiffany & Co.	(300)	(32,405)	347
Time, Inc.	(400)	(9,594)	(250)
T-Mobile US, Inc.	(3,100)	(85,033)	1,519
Toll Brothers, Inc.	(800)	(27,022)	(394)
Trimble Navigation Ltd.	(2,800)	(77,546)	3,234
Trinity Industries, Inc.	(100)	(3,175)	374
TripAdvisor, Inc.	(900)	(68,883)	1,689
Triumph Group, Inc.	(600)	(40,980)	648
Twenty-First Century Fox, Inc.	(2,000)	(72,656)	(4,154)
Ulta Salon Cosmetics & Fragrance, Inc.	(300)	(35,570)	(2,782)
Umpqua Holdings Corp.	(7,800)	(134,741)	2,063
Under Armour, Inc.	(500)	(34,770)	820
United Continental Holdings, Inc.	(800)	(42,428)	(11,084)
United Natural Foods, Inc.	(300)	(19,096)	(4,102)
Universal Corp.	(100)	(3,996)	(402)
Urban Outfitters, Inc.	(1,200)	(43,177)	1,021
USG Corp.	(4,400)	(125,673)	2,517
Vantiv, Inc.	(100)	(3,167)	(225)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
VCA, Inc.	(100)	$(4,176)	$(701)
VeriFone Systems, Inc.	(4,300)	(160,294)	334
Verisk Analytics, Inc.	(500)	(32,317)	292
Vertex Pharmaceuticals, Inc.	(800)	(79,045)	(15,995)
VMware, Inc.	(300)	(26,358)	1,602
Vulcan Materials Co.	(400)	(26,664)	372
Waddell & Reed Financial, Inc.	(1,200)	(59,140)	(644)
Watsco, Inc.	(100)	(8,883)	(1,817)
WellCare Health Plans, Inc.	(2,000)	(153,118)	(11,002)
Wendy’s Co./The	(4,100)	(35,461)	(1,562)
Western Union Co./The	(1,000)	(16,800)	(1,110)
WhiteWave Foods Co./The	(1,200)	(44,262)	2,274
Williams Cos., Inc./The	(1,000)	(46,681)	1,741
Woodward, Inc.	(500)	(25,253)	638
Workday, Inc.	(500)	(42,244)	1,439
WPX Energy, Inc.	(900)	(10,519)	52
WR Grace & Co.	(1,100)	(107,991)	3,062
Xylem, Inc.	(300)	(11,693)	272
Yelp, Inc.	(2,300)	(130,535)	4,656
Yum! Brands, Inc.	(400)	(29,160)	20
Zions Bancorporation	(2,600)	(75,820)	1,694

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Zoetis, Inc.	(1,400)	$(51,526)	$(8,716)
Zynga, Inc.	(18,600)	(56,055)	6,579

			57,163

Total of Short Equity Positions			100,849

Total of Long and Short Equity Positions			243,446

Net Cash and Other Receivables/ (Payables) (b)			34,168

Swaps, at Value			$277,614

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged to Goldman Sachs is included in collateral for total return swap contracts.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swaps.	2 -12 months maturity ranging from 01/21/2015 - 12/31/2015	$54,522

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Ireland
DCC PLC	1,205	$65,301	$1,038

South Africa
Investec PLC	4,037	35,872	(2,049)
Mondi PLC	4,640	77,405	(2,026)

			(4,075)

Switzerland
Coca-Cola HBC AG	1,016	19,910	(566)
Glencore PLC	18,418	90,716	(5,701)
Wolseley PLC	351	20,252	(184)

			(6,451)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom
Amec Foster Wheeler PLC	4,078	$59,121	$(5,264)
Amlin PLC	2,223	15,593	897
Associated British Foods PLC	1,736	73,248	11,623
AstraZeneca PLC	441	31,964	(816)
Aviva PLC	24,134	191,187	(9,859)
Babcock International Group PLC	2,271	37,882	(678)
Barratt Developments PLC	14,259	96,343	7,436
Berkeley Group Holdings PLC	161	5,939	251
Booker Group PLC	11,765	22,179	7,707
BP PLC	1,745	12,892	(1,815)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
BT Group PLC	10,533	$64,400	$1,116
Bunzl PLC	1,660	45,663	(283)
Cobham PLC	7,073	32,210	3,297
Compass Group PLC	4,221	72,058	91
Direct Line Insurance Group PLC	15,188	69,263	(558)
easyJet PLC	2,592	65,326	1,753
Evraz PLC	8,457	19,529	685
G4S PLC	9,666	42,036	(340)
GKN PLC	18,256	98,624	(1,452)
GlaxoSmithKline PLC	876	19,342	(549)
Hays PLC	18,529	35,965	5,723
Henderson Group PLC	5,499	18,531	(350)
Hikma Pharmaceuticals PLC	1,248	30,952	7,338
HSBC Holdings PLC	13,903	134,922	(3,542)
Imperial Tobacco Group PLC	4,931	220,445	(3,385)
Inchcape PLC	15,002	166,936	1,613
Indivior PLC	73	137	33
Inmarsat PLC	5,258	66,156	(960)
Intermediate Capital Group PLC	17,270	119,247	4,129
International Consolidated Airlines Group SA	2,847	20,616	816
ITV PLC	2,188	6,980	319
J Sainsbury PLC	10,835	47,829	(6,453)
Kingfisher PLC	5,101	25,697	1,268
Ladbrokes PLC	11,609	20,274	(413)
Legal & General Group PLC	9,992	38,000	580
Marks & Spencer Group PLC	1,601	10,535	1,319
Meggitt PLC	797	6,422	(11)
National Grid PLC	7,993	113,572	(157)
Next PLC	342	36,999	(727)
Persimmon PLC	1,318	28,594	3,597
Premier Oil PLC	1,967	10,527	(5,439)
Provident Financial PLC	3,502	128,215	5,462
Prudential PLC	30	671	22
Reckitt Benckiser Group PLC	73	5,900	13
Rentokil Initial PLC	56,440	107,910	(1,632)
Rexam PLC	1,142	8,575	(536)
Rightmove PLC	407	14,996	(803)
Rotork PLC	871	32,880	(1,505)
Royal Mail PLC	1,662	11,122	(47)
Sage Group PLC/The	3,783	22,093	5,230
Sky PLC	10,579	149,267	(1,623)
Smith & Nephew PLC	461	7,579	734
SSE PLC	4,353	107,690	2,298
Standard Chartered PLC	1,675	25,114	(63)
Tate & Lyle PLC	1,771	20,236	(3,643)
Taylor Wimpey PLC	1,959	4,167	12
Travis Perkins PLC	1,094	28,981	2,508
United Utilities Group PLC	7,297	102,907	739
Weir Group PLC/The	990	29,849	(1,460)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Whitbread PLC	305	$20,143	$2,429
WPP PLC	3,874	80,428	119

			26,794

Total of Long Equity Positions			17,306

Short Positions

United Kingdom
Aberdeen Asset Management PLC	(10,913)	(76,972)	4,052
Admiral Group PLC	(3,852)	(76,993)	(2,031)
Aggreko PLC	(217)	(5,421)	361
Anglo American PLC	(2,289)	(42,461)	104
Antofagasta PLC	(796)	(8,631)	(643)
ARM Holdings PLC	(10,794)	(160,344)	(5,478)
Ashtead Group PLC	(183)	(3,382)	132
ASOS PLC	(3,418)	(121,665)	(14,227)
BAE Systems PLC	(1,665)	(12,089)	(88)
Barclays PLC	(4,454)	(16,188)	(556)
BG Group PLC	(6,932)	(97,394)	4,632
British American Tobacco PLC	(27)	(1,520)	57
Burberry Group PLC	(5,013)	(124,964)	(2,225)
Croda International PLC	(992)	(33,996)	(6,949)
Diageo PLC	(2,155)	(61,214)	(520)
Drax Group PLC	(19,019)	(146,374)	10,181
DS Smith PLC	(2,493)	(12,649)	217
Experian PLC	(12,961)	(217,739)	(744)
Hargreaves Lansdown PLC	(11,263)	(175,878)	(353)
ICAP PLC	(5,181)	(37,294)	1,016
IMI PLC	(7,563)	(147,207)	(755)
Informa PLC	(392)	(2,981)	118
Intertek Group PLC	(702)	(29,102)	3,695
John Wood Group PLC	(791)	(9,094)	1,777
Johnson Matthey PLC	(31)	(1,515)	(116)
Kazakhmys PLC	(17,048)	(65,408)	(2,617)
Lloyds Banking Group PLC	(85,962)	(102,171)	1,057
Lonmin PLC	(12,593)	(40,094)	5,377
Man Group PLC	(9,130)	(17,828)	(4,890)
Melrose Industries PLC	(23,446)	(93,508)	(3,545)
Old Mutual PLC	(11,072)	(33,699)	1,068
Pearson PLC	(5,042)	(94,341)	1,225
Petrofac Ltd.	(1,969)	(31,926)	10,476
Rolls-Royce Holdings PLC	(39,330)	(2)	(63)
Rolls-Royce Holdings PLC	(479)	(7,509)	1,075
Royal Bank of Scotland Group PLC	(3,593)	(20,162)	(1,699)
RSA Insurance Group PLC	(1,111)	(8,210)	709
SABMiller PLC	(426)	(23,718)	1,510
Serco Group PLC	(11,404)	(40,558)	12,105
Severn Trent PLC	(299)	(9,076)	(250)
Smiths Group PLC	(352)	(6,514)	529
Spectric PLC	(1,265)	(41,034)	(279)
Spirax-Sarco Engineering PLC	(625)	(27,733)	(90)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Sports Direct International PLC	(3,280)	$(36,020)	$(62)
St James’s Place PLC	(6,526)	(81,893)	(393)
Standard Life PLC	(3,071)	(19,884)	862
TalkTalk Telecom Group PLC	(3,474)	(16,538)	187
Telecity Group PLC	(1,380)	(15,922)	(1,314)
Tesco PLC	(34,260)	(100,967)	1,076
UBM PLC	(3,757)	(27,996)	(81)
Vedanta Resources PLC	(846)	(13,645)	6,141
Vodafone Group PLC	(8,067)	(28,171)	512
William Hill PLC	(14,600)	(81,624)	(415)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
WM Morrison Supermarkets PLC	(10,479)	$(29,266)	$(634)

			19,234

Total of Short Equity Positions			19,234

Total of Long and Short Equity Positions			36,540

Net Cash and Other Receivables/ (Payables) (b)			17,982

Swaps, at Value			$54,522

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged to Goldman Sachs is included in collateral for total return swap contracts.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Euro Interbank Offered Rate plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swaps.	9 -12 months maturity ranging from 09/23/2015 - 12/31/2015	$1,896

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2014.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

France
Accor SA	39	$1,711	$42
Aeroports de Paris	659	79,089	601
AtoS	222	16,324	1,315
Cap Gemini SA	284	20,706	(395)
Casino Guichard Perrachon SA	127	13,910	(2,230)
Christian Dior SA Rights	41	2	221
Christian Dior SA	304	52,419	(393)
Christian Dior SA, EUR 2 Rights	41	4	566
Cie Generale des Etablissements Michelin	847	80,776	(4,320)
CNP Assurances	410	7,348	(80)
Credit Agricole SA	2,471	34,854	(2,957)
Dassault Systemes	348	22,099	(878)
Electricite de France SA	4,050	118,865	(7,375)
GDF Suez	1,181	28,040	(500)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Iliad SA	351	$77,941	$6,326
Imerys SA	1,156	84,098	950
Lagardere SCA	2,491	65,498	(628)
L’Oreal SA	60	9,036	1,006
Neopost SA	1,223	78,882	(9,482)
Orange SA	4,111	59,439	10,475
Publicis Groupe SA	170	11,975	217
Safran SA	331	20,698	(277)
Sanofi	349	33,698	(1,880)
SCOR SE	2,777	82,323	1,821
Societe BIC SA	431	55,779	1,381
Suez Environnement Co.	5,778	98,763	1,908
Technip SA	680	40,941	(436)
Thales SA	723	37,973	1,146
Total SA	1,883	111,717	(15,248)
Valeo SA	97	11,021	1,049
Vinci SA	1,138	63,639	(1,502)
Vivendi SA	55	1,373	(4)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2014

Consolidated Schedule of Investments	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Zodiac Aerospace	37	$1,120	$126

			(19,435)

Total of Long Equity Positions			(19,435)

Short Positions

France
Alcatel-Lucent	(39,748)	(133,745)	(8,442)
Arkema SA	(761)	(53,373)	3,043
AXA SA	(769)	(18,495)	774
Bollore SA	(200)	(1,140)	230
Bouygues SA	(1,681)	(57,305)	(3,393)
Bureau Veritas SA	(1,439)	(31,583)	(300)
Carrefour SA	(456)	(13,800)	(77)
Cie de Saint-Gobain	(1,661)	(74,003)	3,641
Edenred	(617)	(16,708)	(356)
Essilor International SA	(324)	(33,530)	(2,602)
Etablissements Maurel et Prom	(708)	(6,524)	(93)
European Aeronautic Defence and Space Co. NV	(259)	(15,524)	2,719
JCDecaux SA	(429)	(14,806)	35
Kering	(13)	(2,622)	124
Legrand SA	(260)	(13,763)	123
LVMH Moet Hennessy Louis Vuitton SA	(425)	(69,702)	2,381

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
LVMH Moet Hennessy Louis Vuitton SA Rights	(425)	$(54)	$(7,436)
Peugeot SA	(9,574)	(119,703)	2,399
Remy Cointreau SA	(1,672)	(119,851)	8,296
Renault SA	(465)	(33,828)	(41)
Schneider Electric SE	(468)	(35,795)	1,711
Societe Television Francaise 1	(1,495)	(21,208)	(1,775)
Vallourec SA	(1,157)	(53,401)	22,044
Veolia Environnement SA	(4,337)	(73,078)	(3,742)

			19,263

Total of Short Equity Positions			19,263

Total of Long and Short Equity Positions			(172)

Net Cash and Other Receivables/ (Payables) (b)			2,068

Swaps, at Value			$1,896

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged to Goldman Sachs is included in collateral for total return swap contracts.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Assets and Liabilities	December 31, 2014

	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR GLOBAL MACRO FUND**	AQR LONG-SHORT EQUITY FUND
ASSETS:
Investments in securities, at cost	$2,947,335,830	$5,399,142	$33,104,956	$49,827,080

Investments in securities, at value	$2,831,758,259	$5,390,331	$33,104,956	$49,827,080
Cash	29,778,917	—	350	—
Foreign currency, at value	5,650,995	24,630	—	137,472
Due from brokers	261,972,388	1,981,669	3,064,453	491,146
Unrealized appreciation on forward foreign currency exchange contracts	6,466,083	7,211	238,068	—
Swaps, at value	23,614,747	329,807	145,134	3,491,115
Unrealized appreciation on futures contracts	309,803	—	392,942	930,241
Receivables:
Securities sold	19,448,456	6,194	—	56,749
Foreign tax reclaim	102,845	96	—	—
Dividends and interest	13,357,017	32	129	155
Capital shares sold	2,433,920	12,500	150,236	362,702
Due from Investment Advisor	—	22,189	—	—
Due from custodian	2,320,125	—	—	—
Prepaid expenses	256,848	62,361	47,162	28,316
Total Assets	3,197,470,403	7,837,020	37,143,430	55,324,976
LIABILITIES:
Securities sold short, at value (proceeds $900,325,973, $1,881,439, $— and $—, respectively)	905,442,911	1,862,056	—	—
Options written, at value (proceeds $2,340,132, $—, $— and $—, respectively)	741,825	—	—	—
Due to custodian	—	34,336	—	3,597
Foreign currency due to custodian, at value	—	—	3,739	—
Due to brokers	11,290,000	—	284,855	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	145,635
Swaps, at value	13,535,711	—	121,757	—
Unrealized depreciation on futures contracts	12,413,572	7,134	—	—
Payables:
Securities purchased	13,700,491	6,171	—	56,751
Accrued investment advisory fees	1,947,619	—	26,970	25,574
Accrued distribution fees—Class N	146,835	250	220	2,163
Accrued trustee fees	—	25	—	—
Capital shares redeemed	10,328,813	—	4,858	236,490
Dividends and interest payable on securities sold short	1,316,868	764	—	—
Other accrued expenses and liabilities	1,297,868	37,653	82,462	72,619
Total Liabilities	972,162,513	1,948,389	524,861	542,829
Net Assets	$2,225,307,890	$5,888,631	$36,618,569	$54,782,147

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$2,436,092,014	$5,879,367	$36,623,368	$54,651,580
Undistributed (accumulated) net investment income (loss)	(8,055,847)	(332,715)	(1,356,611)	(3,498,829)
Undistributed (accumulated) net realized gain (loss)	(97,838,761)	5,117	559,832	(557,344)
Net unrealized appreciation (depreciation)	(104,889,516)	336,862	791,980	4,186,740
Net Assets	$2,225,307,890	$5,888,631	$36,618,569	$54,782,147

NET ASSETS:
Class I	$1,546,685,430	$1,445,483	$35,465,943	$43,666,707
Class N	678,528,488	1,233,101	1,050,219	10,688,087
Class R6	93,972	3,210,047	102,407	427,353
SHARES OUTSTANDING:
Class I	152,568,773	144,471	3,569,196	4,018,314
Class N	67,172,038	123,239	105,875	985,542
Class R6	9,281	320,778	10,307	39,315
NET ASSET VALUE:
Class I	$10.14	$10.01	$9.94	$10.87
Class N	$10.10	$10.01	$9.92	$10.84
Class R6	$10.13	$10.01	$9.94	$10.87
Foreign currency at cost of $5,886,532, $24,787, $(3,766) and $138,755, respectively.

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Assets and Liabilities	December 31, 2014

	AQR MANAGED FUTURES STRATEGY FUND**	AQR MANAGED FUTURES STRATEGY HV FUND**	AQR MULTI- STRATEGY ALTERNATIVE FUND**	AQR RISK- BALANCED COMMODITIES STRATEGY FUND**
ASSETS:
Investments in securities, at cost	$6,445,716,688	$178,832,847	$1,263,127,273	$71,643,269

Investments in securities, at value	$6,446,011,117	$178,836,211	$1,349,363,325	$71,643,271
Cash	5,197,104	—	13,283,861	300,000
Foreign currency, at value	1,862,454	21,384	8,042,937	—
Due from brokers	309,212,369	9,232,473	542,774,540	1,166,402
Unrealized appreciation on forward foreign currency exchange contracts	66,567,551	2,739,576	5,072,224	—
Swaps, at value	18,048,438	2,130,339	84,394,099	—
Unrealized appreciation on futures contracts	209,463,816	8,034,990	2,289,678	—
Receivables:
Securities sold	1,552,281	68,398	1,644,915	—
Foreign tax reclaim	—	—	1,185,897	—
Dividends and interest	9,488	263	1,935,807	403
Capital shares sold	20,394,314	3,528,163	7,785,494	679,551
Prepaid expenses	403,850	28,768	112,173	40,122
Total Assets	7,078,722,782	204,620,565	2,017,884,950	73,829,749
LIABILITIES:
Securities sold short, at value (proceeds $—, $—, $355,282,352 and $—, respectively)	—	—	424,707,982	—
Options written, at value (proceeds $—, $—, $104,437 and $—, respectively)	—	—	239,581	—
Due to custodian	—	130,000	—	—
Due to brokers	104,586,769	2,796,440	8,825,900	564,520
Swaps, at value	12,141,765	13,394	2,334,546	5,361,543
Unrealized depreciation on futures contracts	—	—	9,022,946	722,171
Payables:
Securities purchased	1,552,672	68,416	1,042,524	—
Accrued investment advisory fees	6,035,157	224,987	2,300,306	14,603
Accrued distribution fees—Class N	274,769	1,901	17,311	1,294
Capital shares redeemed	5,171,223	88,313	4,776,667	355,719
Dividends and interest payable on securities sold short	—	—	355,984	—
Other accrued expenses and liabilities	4,270,874	232,514	754,068	121,139
Total Liabilities	134,033,229	3,555,965	454,377,815	7,140,989
Net Assets	$6,944,689,553	$201,064,600	$1,563,507,135	$66,688,760

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$7,033,715,768	$195,440,255	$1,616,654,195	$75,759,344
Undistributed (accumulated) net investment income (loss)	(353,785,167)	(13,004,528)	(118,003,854)	(2,974,242)
Undistributed (accumulated) net realized gain (loss)	(17,034,443)	5,751,628	(27,840,083)	(12,630)
Net unrealized appreciation (depreciation)	281,793,395	12,877,245	92,696,877	(6,083,712)
Net Assets	$6,944,689,553	$201,064,600	$1,563,507,135	$66,688,760

NET ASSETS:
Class I	$5,633,607,124	$146,261,163	$1,443,798,613	$46,442,651
Class N	1,310,969,433	9,367,013	84,480,441	4,763,616
Class R6	112,996	45,436,424	35,228,081	15,482,493
SHARES OUTSTANDING:
Class I	530,096,760	13,022,456	147,968,675	6,649,535
Class N	124,354,461	835,483	8,674,153	686,315
Class R6	10,639	4,047,305	3,611,564	2,214,833
NET ASSET VALUE:
Class I	$10.63	$11.23	$9.76	$6.98
Class N	$10.54	$11.21	$9.74	$6.94
Class R6	$10.62	$11.23	$9.75	$6.99

Foreign currency at cost of $1,891,943, $21,635, $8,264,619 and $—, respectively.

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Assets and Liabilities	December 31, 2014

	AQR RISK PARITY FUND**	AQR RISK PARITY II HV FUND**	AQR RISK PARITY II MV FUND**	AQR STYLE PREMIA ALTERNATIVE FUND**
ASSETS:
Investments in securities, at cost	$618,416,065	$50,318,098	$114,541,562	$593,630,722

Investments in securities, at value	$611,837,623	$49,460,557	$113,179,082	$584,645,340
Cash	1,608,684	3,476	—	56,064
Foreign currency, at value	1,855,406	40,545	113,371	639,916
Due from brokers	6,950,359	1,661,647	2,494,061	36,681,258
Unrealized appreciation on forward foreign currency exchange contracts	—	137,764	203,793	2,462,754
Swaps, at value	16,987,659	577,101	597,341	17,067,926
Unrealized appreciation on futures contracts	4,834,575	1,198,783	1,906,055	2,238,282
Receivables:
Securities sold	14,207	7,462	17,695	1,565,679
Foreign tax reclaim	—	—	—	277,835
Dividends and interest	481,131	48,429	71,104	145,824
Capital shares sold	603,603	208,073	6,313	56,573,509
Prepaid expenses	100,170	31,240	41,946	51,804
Total Assets	645,273,417	53,375,077	118,630,761	702,406,191
LIABILITIES:
Securities sold short, at value (proceeds $—, $—, $— and $169,892,486, respectively)	—	—	—	161,562,941
Due to custodian	—	—	5	—
Due to brokers	8,480,704	312,738	314,992	3,836,173
Unrealized depreciation on forward foreign currency exchange contracts	1,883,546	—	—	—
Swaps, at value	11,108,466	2,144,589	3,014,438	687,015
Unrealized depreciation on futures contracts	23,622	492,239	735,912	5,395,985
Payables:
Securities purchased	14,211	7,464	17,700	876,109
Accrued investment advisory fees	436,496	21,503	32,650	426,013
Accrued distribution fees—Class N	8,316	1,716	1,441	5,390
Capital shares redeemed	2,688,604	64,351	10,447	40,121,897
Dividends and interest payable on securities sold short	—	—	—	162,812
Other accrued expenses and liabilities	374,646	123,412	138,460	198,978
Total Liabilities	25,018,611	3,168,012	4,266,045	213,273,313
Net Assets	$620,254,806	$50,207,065	$114,364,716	$489,132,878

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$625,952,341	$50,587,208	$115,065,060	$507,824,106
Undistributed (accumulated) net investment income (loss)	1,562,779	678,142	1,024,360	(27,093,370)
Undistributed (accumulated) net realized gain (loss)	3,284,544	528,438	689,263	(6,716,241)
Net unrealized appreciation (depreciation)	(10,544,858)	(1,586,723)	(2,413,967)	15,118,383
Net Assets	$620,254,806	$50,207,065	$114,364,716	$489,132,878

NET ASSETS:
Class I	$583,926,805	$42,278,663	$106,473,068	$387,666,359
Class N	36,231,976	7,833,547	7,795,063	26,594,173
Class R6	96,025	94,855	96,585	74,872,346
SHARES OUTSTANDING:
Class I	57,585,796	4,427,252	10,758,104	39,308,249
Class N	3,571,499	819,606	790,138	2,694,354
Class R6	9,472	9,937	9,763	7,587,508
NET ASSET VALUE:
Class I	$10.14	$9.55	$9.90	$9.86
Class N	$10.14	$9.56	$9.87	$9.87
Class R6	$10.14	$9.55	$9.89	$9.87

Foreign currency at cost of $1,975,224, $41,065, $114,402 and $652,042, respectively.

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Assets and Liabilities	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND**
ASSETS:
Investments in securities, at cost	$67,964,459

Investments in securities, at value	$67,482,617
Due from brokers	4,642,654
Unrealized appreciation on forward foreign currency exchange contracts	96,193
Swaps, at value	346,078
Unrealized appreciation on futures contracts	137,147
Receivables:
Securities sold	3,689,422
Foreign tax reclaim	623
Dividends and interest	6,762
Capital shares sold	207,796
Due from Investment Advisor	16,780
Prepaid expenses	64,519
Total Assets	76,690,591
LIABILITIES:
Securities sold short, at value (proceeds $11,194,359)	10,700,278
Due to custodian	1,368,996
Foreign currency due to custodian, at value	93,677
Due to brokers	2,200
Unrealized depreciation on futures contracts	266,727
Payables:
Securities purchased	3,723,756
Accrued distribution fees—Class N	1,758
Accrued trustee fees	72
Capital shares redeemed	26,204
Dividends and interest payable on securities sold short	5,904
Other accrued expenses and liabilities	135,117
Total Liabilities	16,324,689
Net Assets	$60,365,902

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$60,286,394
Undistributed (accumulated) net investment income (loss)	(795,466)
Undistributed (accumulated) net realized gain (loss)	548,399
Net unrealized appreciation (depreciation)	326,575
Net Assets	$60,365,902

NET ASSETS:
Class I	$28,094,401
Class N	8,576,652
Class R6	23,694,849
SHARES OUTSTANDING:
Class I	2,760,295
Class N	843,532
Class R6	2,329,001
NET ASSET VALUE:
Class I	$10.18
Class N	$10.17
Class R6	$10.17

Foreign currency at cost $(93,576).

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Operations	December 31, 2014

	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR GLOBAL MACRO FUND**	AQR LONG-SHORT EQUITY FUND
	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE PERIOD 10/07/14*- 12/31/14	FOR THE PERIOD 04/08/14*- 12/31/14	FOR THE YEAR ENDED DECEMBER 31, 2014
INVESTMENT INCOME:
Dividend income†	$56,260,502	$7,421	$579	$14
Interest income	51,894,210	—	2,047	—
Total Income	108,154,712	7,421	2,626	14

EXPENSES:
Investment advisory fees	27,087,992	13,879	283,411	213,352
Custody fees	239,975	1,496	12,223	7,115
Administration & accounting fees	629,025	494	7,098	6,071
Legal fees	160,668	4,792	12,225	64,325
Audit & tax fees	242,982	43,975	77,248	44,529
Shareholder reporting fees	373,593	217	4,678	3,783
Transfer agent fees	3,141,060	4,413	14,673	21,511
Trustee fees	141,501	49	918	425
Organization and offering costs	—	5,822	63,613	21,959
Distribution fees—Class N	1,898,137	624	1,831	6,645
Dividends and interest on securities sold short	18,267,228	4,199	—	—
Registration fees	65,125	11,312	31,279	37,720
Pricing fee	267,620	3,924	16,999	26,474
Other expenses	178,716	903	23,333	2,638
Total Expenses	52,693,622	96,099	549,529	456,547

Less fee waivers and/or reimbursements	(6,760)	(75,598)	(218,797)	(197,735)
Net Expenses	52,686,862	20,501	330,732	258,812
Net Investment Income (Loss)	55,467,850	(13,080)	(328,106)	(258,798)

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Investments in securities	92,835,510	12,059	536	—
Foreign currency and foreign currency transactions	(2,832,193)	444	19,809	(15,701)
Forward foreign currency exchange contracts	5,899,941	12,786	486,961	(477,299)
Futures contracts	(66,260,562)	(19,496)	(760,177)	277,868
Securities sold short	(96,436,775)	(233)	—	—
Swap contracts	(10,909,073)	(20,421)	(42,737)	196,220
Written options	2,528,855	—	—	—
Net realized gain (loss)	(75,174,297)	(14,861)	(295,608)	(18,912)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(207,260,940)	(8,811)	—	—
Foreign currency and foreign currency translations	(316,880)	(3,594)	24,263	(87,831)
Forward foreign currency exchange contracts	7,062,468	7,211	238,068	(145,188)
Futures contracts	(535,222)	(7,134)	392,942	848,762
Securities sold short	76,223,695	19,383	—	—
Swap contracts	(3,188,733)	329,807	136,707	3,226,570
Written options	1,661,622	—	—	—
Net change in unrealized appreciation (depreciation)	(126,353,990)	336,862	791,980	3,842,313
Net realized gain (loss) and net change in unrealized appreciation (depreciation)	(201,528,287)	322,001	496,372	3,823,401
Net increase (decrease) in net assets resulting from operations	$(146,060,437)	$308,921	$168,266	$3,564,603

† Net of foreign taxes withheld of	$195,371	$480	$—	$—

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Operations	December 31, 2014

	AQR MANAGED FUTURES STRATEGY FUND**	AQR MANAGED FUTURES STRATEGY HV FUND**	AQR MULTI- STRATEGY ALTERNATIVE FUND**	AQR RISK- BALANCED COMMODITIES STRATEGY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2014
INVESTMENT INCOME:
Dividend income†	$166,664	$958	$22,897,773	$4,773
Interest income	1,909,917	35,883	10,550,898	733
Total Income	2,076,581	36,841	33,448,671	5,506

EXPENSES:
Investment advisory fees	65,534,388	1,894,411	27,702,256	397,594
Shareholder servicing fees	—	—	—	28,540
Custody fees	600,562	17,406	389,489	13,002
Administration & accounting fees	2,284,012	47,104	560,112	19,192
Legal fees	236,182	38,383	69,995	2,630
Audit & tax fees	121,173	115,043	242,193	119,558
Shareholder reporting fees	1,135,629	21,831	206,917	12,058
Transfer agent fees	6,141,907	95,754	1,096,589	70,841
Trustee fees	310,164	5,648	78,227	2,602
Organization and offering costs	—	14,227	—	—
Distribution fees—Class N	3,336,467	16,008	196,294	20,434
Dividends and interest on securities sold short	—	—	25,566,070	—
Registration fees	242,925	39,233	78,081	31,363
Pricing fee	—	—	22,086	—
Other expenses	410,649	15,025	108,656	7,842
Total Expenses	80,354,058	2,320,073	56,316,965	725,656

Less fee waivers and/or reimbursements	(13,511)	(146,066)	(233,795)	(173,512)
Net Expenses	80,340,547	2,174,007	56,083,170	552,144
Net Investment Income (Loss)	(78,263,966)	(2,137,166)	(22,634,499)	(546,638)

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Investments in securities	2,571	(17)	183,232,627	(1,038)
Foreign currency and foreign currency transactions	102,637	9,612	(2,513,885)	—
Forward foreign currency exchange contracts	228,217,811	11,506,281	42,293,381	—
Futures contracts	299,127,435	9,093,885	(66,045,852)	(1,244,899)
Securities sold short	—	—	(100,496,773)	—
Swap contracts	154,709,273	7,372,785	95,562,504	(6,801,874)
Written options	—	—	259,320	—
Net realized gain (loss)	682,159,727	27,982,546	152,291,322	(8,047,811)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	215,859	3,088	(149,650,921)	(153)
Foreign currency and foreign currency translations	(894,205)	(20,241)	(1,820,213)	—
Forward foreign currency exchange contracts	(46,184,801)	1,719,440	544,059	—
Futures contracts	86,772,768	6,954,253	(3,834,469)	(556,472)
Securities sold short	—	—	84,256,510	—
Swap contracts	(14,059,854)	2,142,954	49,095,152	(4,789,316)
Written options	—	—	(143,949)	—
Net change in unrealized appreciation (depreciation)	25,849,767	10,799,494	(21,553,831)	(5,345,941)
Net realized gain (loss) and net change in unrealized appreciation (depreciation)	708,009,494	38,782,040	130,737,491	(13,393,752)
Net increase (decrease) in net assets resulting from operations	$629,745,528	$36,644,874	$108,102,992	($13,940,390)

† Net of foreign taxes withheld of	$—	$—	$2,754,404	$—
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Operations	December 31, 2014

	AQR RISK PARITY FUND**	AQR RISK PARITY II HV FUND**	AQR RISK PARITY II MV FUND**	AQR STYLE PREMIA ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2014
INVESTMENT INCOME:
Dividend income†	$18,992	$389	$1,552	$7,651,976
Interest income	4,424,101	417,722	514,623	—
Total Income	4,443,093	418,111	516,175	7,651,976

EXPENSES:
Investment advisory fees	5,986,294	386,721	583,042	6,516,045
Shareholder servicing fees	—	30,273	42,606	—
Custody fees	44,962	24,603	15,479	14,710
Administration & accounting fees	290,426	15,360	29,776	156,184
Legal fees	27,607	6,865	7,153	70,986
Audit & tax fees	136,514	119,557	119,558	110,028
Shareholder reporting fees	92,045	6,888	13,664	52,529
Transfer agent fees	464,429	35,704	77,143	155,759
Trustee fees	43,321	2,015	3,914	23,865
Organization and offering costs	—	—	—	24,336
Distribution fees—Class N	137,826	23,370	16,786	52,705
Dividends and interest on securities sold short and reverse repurchase agreements	—	19,948	—	5,083,036
Recoupment of waiver	15,985	—	—	4,579
Registration fees	57,101	29,123	37,133	48,758
Pricing fee	7,608	5	5	17,508
Other expenses	45,283	5,243	6,649	84,119
Total Expenses	7,349,401	705,675	952,908	12,415,147

Less fee waivers and/or reimbursements	(1)	(156,918)	(142,423)	(27,257)
Net Expenses	7,349,400	548,757	810,485	12,387,890
Net Investment Income (Loss)	(2,906,307)	(130,646)	(294,310)	(4,735,914)

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Investments in securities	2,083,148	95,819	135,864	21,087,584
Foreign currency and foreign currency transactions	1,045,759	(13,990)	(16,637)	176,334
Forward foreign currency exchange contracts	13,412,570	928,121	1,390,731	13,279,255
Futures contracts	28,515,426	4,434,884	5,534,765	(625,177)
Securities sold short	—	—	—	(8,838,015)
Swap contracts	41,026,376	48,749	(849,978)	24,372,920
Net realized gain (loss)	86,083,279	5,493,583	6,194,745	49,452,901

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(7,129,702)	(815,862)	(1,292,027)	(15,410,170)
Foreign currency and foreign currency translations	369,516	(6,530)	(9,382)	121,680
Forward foreign currency exchange contracts	(375,013)	170,195	252,690	2,087,994
Futures contracts	(2,275,353)	296,486	986,827	(6,849,163)
Securities sold short	—	—	—	15,764,625
Swap contracts	(14,007,993)	(1,606,004)	(2,659,372)	19,125,828
Net change in unrealized appreciation (depreciation)	(23,418,545)	(1,961,715)	(2,721,264)	14,840,794
Net realized gain (loss) and net change in unrealized appreciation (depreciation)	62,664,734	3,531,868	3,473,481	64,293,695
Net increase (decrease) in net assets resulting from operations	$59,758,427	$3,401,222	$3,179,171	$59,557,781

† Net of foreign taxes withheld of	$—	$—	$—	$1,068,154
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Operations	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND**
FOR THE PERIOD 09/17/14* -12/31/14
INVESTMENT INCOME:
Dividend income†	$53,443
Total Income	53,443

EXPENSES:
Investment advisory fees	56,880
Custody fees	450
Administration & accounting fees	3,553
Legal fees	8,071
Audit & tax fees	100,300
Shareholder reporting fees	1,068
Transfer agent fees	6,332
Trustee fees	261
Organization and offering costs	7,191
Distribution fees—Class N	2,356
Dividends and interest on securities sold short	20,716
Registration fees	14,142
Pricing fee	5,467
Other expenses	2,355
Total Expenses	229,142

Less fee waivers and/or reimbursements	(138,312)
Net Expenses	90,830
Net Investment Income (Loss)	(37,387)

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Investments in securities	16,865
Foreign currency and foreign currency transactions	(2,206)
Forward foreign currency exchange contracts	301,925
Futures contracts	(145,411)
Securities sold short	28,849
Swap contracts	282,088
Net realized gain (loss)	482,110

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(481,842)
Foreign currency and foreign currency translations	1,645
Forward foreign currency exchange contracts	96,193
Futures contracts	(129,580)
Securities sold short	494,081
Swap contracts	346,078
Net change in unrealized appreciation (depreciation)	326,575
Net realized gain (loss) and net change in unrealized appreciation (depreciation)	808,685
Net increase (decrease) in net assets resulting from operations	$771,298

† Net of foreign taxes withheld of	$9,730

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Changes in Net Assets	December 31, 2014

	AQR DIVERSIFIED ARBITRAGE FUND		AQR EQUITY MARKET NEUTRAL FUND
	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE PERIOD 10/07/14*- 12/31/14
OPERATIONS:
Net investment income (loss)	$55,467,850	$38,088,437	$(13,080)
Net realized gain (loss)	(75,174,297)	(17,054,593)	(14,861)
Net change in unrealized appreciation (depreciation)	(126,353,990)	22,579,937	336,862
Net increase (decrease) in net assets resulting from operations	(146,060,437)	43,613,781	308,921

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(30,805,978)	(29,570,772)	(84,782)
Class N	(11,376,648)	(10,955,754)	(66,536)
Class R6	(1,920)	—	(176,241)
Total	(42,184,546)	(40,526,526)	(327,559)
Net realized gain:
Class I	—	(12,468,588)	—
Class N	—	(5,475,329)	—
Total	—	(17,943,917)	—
Return of capital:
Class I	—	(15,100,534)	(708)
Class N	—	(6,624,075)	(613)
Class R6	—	—	(1,779)
Total	—	(21,724,609)	(3,100)
Total distributions	(42,184,546)	(80,195,052)	(330,659)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	761,610,218	853,020,321	1,787,490
Reinvestment of distributions	23,069,874	47,464,198	85,490
Cost of shares redeemed	(978,469,368)	(751,220,427)	(412,526)
Net increase (decrease) from capital transactions	(193,789,276)	149,264,092	1,460,454
CLASS N
Proceeds from shares sold	197,396,546	298,155,480	1,175,276
Reinvestment of distributions	10,346,737	20,315,353	67,149
Cost of shares redeemed	(313,338,405)	(232,413,627)	(530)
Net increase (decrease) from capital transactions	(105,595,122)	86,057,206	1,241,895
CLASS R6
Proceeds from shares sold	100,000 (a)	—	3,030,000
Reinvestment of distributions	1,920	—	178,020
Net increase (decrease) from capital transactions	101,920	—	3,208,020
Net increase (decrease) in net assets resulting from capital transactions	(299,282,478)	235,321,298	5,910,369
Total increase (decrease) in net assets	(487,527,461)	198,740,027	5,888,631

NET ASSETS:
Beginning of period	2,712,835,351	2,514,095,324	—
End of period	$2,225,307,890	$2,712,835,351	$5,888,631

Undistributed accumulated net investment income (loss)	$(8,055,847)	$(14,073,713)	$(332,715)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Changes in Net Assets	December 31, 2014

	AQR DIVERSIFIED ARBITRAGE FUND		AQR EQUITY MARKET NEUTRAL FUND
	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE PERIOD 10/07/14*- 12/31/14
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	172,057,279	158,688,997	—
Shares sold	69,963,023	76,411,318	177,332
Shares issued on reinvestment of distributions	2,279,632	4,354,773	8,506
Shares redeemed	(91,731,161)	(67,397,809)	(41,367)
Shares outstanding, end of period	152,568,773	172,057,279	144,471
CLASS N
Shares outstanding, beginning of period	76,969,086	69,181,212	—
Shares sold	18,245,229	26,829,009	116,610
Shares issued on reinvestment of distributions	1,025,444	1,870,652	6,682
Shares redeemed	(29,067,721)	(20,911,787)	(53)
Shares outstanding, end of period	67,172,038	76,969,086	123,239
CLASS R6
Shares outstanding, beginning of period	— (a)	—	—
Shares sold	9,091	—	303,065
Shares issued on reinvestment of distributions	190	—	17,713
Shares outstanding, end of period	9,281	—	320,778

*	Commencement of operations.
(a)	Commencement of offering class of shares effective September 2, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Changes in Net Assets	December 31, 2014

	AQR GLOBAL MACRO FUND**	AQR LONG-SHORT EQUITY FUND
	FOR THE PERIOD 4/08/14*- 12/31/14	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE PERIOD 7/16/13*- 12/31/13
OPERATIONS:
Net investment income (loss)	$(328,106)	$(258,798)	$(33,862)
Net realized gain (loss)	(295,608)	(18,912)	285,657
Net change in unrealized appreciation (depreciation)	791,980	3,842,313	344,427
Net increase (decrease) in net assets resulting from operations	168,266	3,564,603	596,222

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	(2,729,179)	(316,646)
Class N	—	(654,639)	(52,907)
Class R6	—	(27,208)	—
Total	—	(3,411,026)	(369,553)
Net realized gain:
Class I	(63,628)	(354,882)	(107,112)
Class N	(1,903)	(84,612)	(18,230)
Class R6	(187)	(3,512)	—
Total	(65,718)	(443,006)	(125,342)
Return of capital:
Class I	—	(117,680)	—
Class N	—	(18,740)	—
Class R6	—	(1,022)	—
Total	—	(137,442)	—
Total distributions	(65,718)	(3,991,474)	(494,895)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	48,818,406	43,091,168	4,751,453
Reinvestment of distributions	62,389	3,161,208	423,758
Cost of shares redeemed	(13,522,273)	(7,568,381)	(11,827)
Net increase (decrease) from capital transactions	35,358,522	38,683,995	5,163,384
CLASS N
Proceeds from shares sold	1,083,274	11,177,580	1,087,057
Reinvestment of distributions	1,903	749,097	71,137
Cost of shares redeemed	(27,865)	(2,007,478)	(266,708)
Net increase (decrease) from capital transactions	1,057,312	9,919,199	891,486
CLASS R6
Proceeds from shares sold	100,000 (a)	417,885 (a)	—
Reinvestment of distributions	187	31,742	—
Net increase (decrease) from capital transactions	100,187	449,627	—
Net increase (decrease) in net assets resulting from capital transactions	36,516,021	49,052,821	6,054,870
Total increase (decrease) in net assets	36,618,569	48,625,950	6,156,197

NET ASSETS:
Beginning of period	—	6,156,197	—
End of period	$36,618,569	$54,782,147	$6,156,197

Undistributed accumulated net investment income (loss)	$(1,356,611)	$(3,498,829)	$(252,842)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Changes in Net Assets	December 31, 2014

	AQR GLOBAL MACRO FUND**	AQR LONG-SHORT EQUITY FUND
	FOR THE PERIOD 4/08/14*- 12/31/14	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE PERIOD 7/16/13*- 12/31/13
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	—	513,771	—
Shares sold	4,933,146	3,887,179	473,112
Shares issued on reinvestment of distributions	6,308	288,168	41,832
Shares redeemed	(1,370,258)	(670,804)	(1,173)
Shares outstanding, end of period	3,569,196	4,018,314	513,771
CLASS N
Shares outstanding, beginning of period	—	89,144	—
Shares sold	108,567	1,003,577	108,364
Shares issued on reinvestment of distributions	193	68,411	7,022
Shares redeemed	(2,885)	(175,590)	(26,242)
Shares outstanding, end of period	105,875	985,542	89,144
CLASS R6
Shares outstanding, beginning of period	— (a)	— (a)	—
Shares sold	10,288	36,421	—
Shares issued on reinvestment of distributions	19	2,894	—
Shares outstanding, end of period	10,307	39,315	—

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.
(a)	Commencement of offering class of shares effective September 2, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Changes in Net Assets	December 31, 2014

	AQR MANAGED FUTURES STRATEGY FUND**		AQR MANAGED FUTURES STRATEGY HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE PERIOD 7/16/13*- 12/31/13
OPERATIONS:
Net investment income (loss)	$(78,263,966)	$(51,865,139)	$(2,137,166)	$(224,405)
Net realized gain (loss)	682,159,727	254,277,194	27,982,546	761,930
Net change in unrealized appreciation (depreciation)	25,849,767	179,213,487	10,799,494	2,077,751
Net increase (decrease) in net assets resulting from operations	629,745,528	381,625,542	36,644,874	2,615,276

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(220,437,134)	—	(13,390,213)	—
Class N	(46,941,973)	—	(636,578)	—
Class R6	(4,374)	—	(8,393)	—
Total	(267,383,481)	—	(14,035,184)	—
Net realized gain:
Class I	(263,407,986)	(44,703,867)	(4,057,424)	(37,471)
Class N	(60,693,546)	(13,828,173)	(198,548)	(2,323)
Class R6	(5,125)	—	(2,529)	—
Total	(324,106,657)	(58,532,040)	(4,258,501)	(39,794)
Total distributions	(591,490,138)	(58,532,040)	(18,293,685)	(39,794)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	2,628,023,103	2,963,680,604	186,205,825	37,265,431
Reinvestment of distributions	376,407,901	35,641,387	12,480,048	37,471
Cost of shares redeemed	(1,916,986,986)	(888,754,364)	(106,972,499)	(2,656,317)
Net increase (decrease) from capital transactions	1,087,444,018	2,110,567,627	91,713,374	34,646,585
CLASS N
Proceeds from shares sold	501,774,445	1,012,924,117	9,131,352	2,502,670
Reinvestment of distributions	106,513,303	13,776,405	835,126	2,323
Cost of shares redeemed	(703,673,411)	(210,372,539)	(2,754,447)	(1,005,655)
Net increase (decrease) from capital transactions	(95,385,663)	816,327,983	7,212,031	1,499,338
CLASS R6
Proceeds from shares sold	100,000 (a)	—	45,055,679 (a)	—
Reinvestment of distributions	9,499	—	10,922	—
Net increase (decrease) from capital transactions	109,499	—	45,066,601	—
Net increase (decrease) in net assets resulting from capital transactions	992,167,854	2,926,895,610	143,992,006	36,145,923
Total increase (decrease) in net assets	1,030,423,244	3,249,989,112	162,343,195	38,721,405

NET ASSETS:
Beginning of period	5,914,266,309	2,664,277,197	38,721,405	—
End of period	$6,944,689,553	$5,914,266,309	$201,064,600	$38,721,405

Undistributed accumulated net investment income (loss)	$(353,785,167)	$(46,677)	$(13,004,528)	$—

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Changes in Net Assets	December 31, 2014

	AQR MANAGED FUTURES STRATEGY FUND**		AQR MANAGED FUTURES STRATEGY HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE PERIOD 7/16/13*- 12/31/13
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	425,328,151	218,555,645	3,432,251	—
Shares sold	256,868,757	290,847,133	18,621,473	3,683,449
Shares issued on reinvestment of distributions	36,088,959	3,427,066	1,142,862	3,562
Shares redeemed	(188,189,107)	(87,501,693)	(10,174,130)	(254,760)
Shares outstanding, end of period	530,096,760	425,328,151	13,022,456	3,432,251
CLASS N
Shares outstanding, beginning of period	133,922,115	54,190,271	152,311	—
Shares sold	49,711,170	99,221,038	867,382	246,459
Shares issued on reinvestment of distributions	10,291,143	1,334,923	76,617	221
Shares redeemed	(69,569,967)	(20,824,117)	(260,827)	(94,369)
Shares outstanding, end of period	124,354,461	133,922,115	835,483	152,311
CLASS R6
Shares outstanding, beginning of period	— (a)	—	— (a)	—
Shares sold	9,728	—	4,046,305	—
Shares issued on reinvestment of distributions	911	—	1,000	—
Shares outstanding, end of period	10,639	—	4,047,305	—

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.
(a)	Commencement of offering class of shares effective September 2, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Changes in Net Assets	December 31, 2014

	AQR MULTI-STRATEGY ALTERNATIVE FUND**			AQR RISK-BALANCED COMMODITIES STRATEGY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2014		FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE YEAR ENDED DECEMBER 31, 2014		FOR THE YEAR ENDED DECEMBER 31, 2013
OPERATIONS:
Net investment income (loss)	$(22,634,499)		$(21,316,846)	$(546,638)		$(645,518)
Net realized gain (loss)	152,291,322		(1,726,073)	(8,047,811)		(11,750,402)
Net change in unrealized appreciation (depreciation)	(21,553,831)		78,979,221	(5,345,941)		693,419
Net increase (decrease) in net assets resulting from operations	108,102,992		55,936,302	(13,940,390)		(11,702,501)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(103,622,431)		(63,777,345)	—		—
Class N	(5,415,268)		(3,214,925)	—		—
Class R6	(7,433)		—	—		—
Total	(109,045,132)		(66,992,270)	—		—
Net realized gain:
Class I	—		(17,108,033)	—		—
Class N	—		(901,984)	—		—
Total	—		(18,010,017)	—		—
Total distributions	(109,045,132)		(85,002,287)	—		—

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	590,215,635		924,993,719	69,600,700		23,425,236
Reinvestment of distributions	88,204,896		66,445,405	—		—
Cost of shares redeemed	(687,354,210)		(318,011,140)	(40,288,267)		(47,521,978)
Net increase (decrease) from capital transactions	(8,933,679)		673,427,984	29,312,433		(24,096,742)
CLASS N
Proceeds from shares sold	47,448,202		53,142,617	12,707,985		5,602,455
Reinvestment of distributions	5,370,558		4,089,028	—		—
Cost of shares redeemed	(43,303,801)		(24,341,705)	(9,284,044)		(3,103,737)
Net increase (decrease) from capital transactions	9,514,959		32,889,940	3,423,941		2,498,718
CLASS R6
Proceeds from shares sold	35,242,596	(a)	—	15,656,186	(a)	—
Reinvestment of distributions	7,433		—	—		—
Net increase (decrease) from capital transactions	35,250,029		—	15,656,186		—
Net increase (decrease) in net assets resulting from capital transactions	35,831,309		706,317,924	48,392,560		(21,598,024)
Total increase (decrease) in net assets	34,889,169		677,251,939	34,452,170		(33,300,525)

NET ASSETS:
Beginning of period	1,528,617,966		851,366,027	32,236,590		65,537,115
End of period	$1,563,507,135		$1,528,617,966	$66,688,760		$32,236,590

Undistributed accumulated net investment income (loss)	$(118,003,854)		$(37,359,639)	$(2,974,242)		$—

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Changes in Net Assets	December 31, 2014

	AQR MULTI-STRATEGY ALTERNATIVE FUND**			AQR RISK-BALANCED COMMODITIES STRATEGY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2014		FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE YEAR ENDED DECEMBER 31, 2014		FOR THE YEAR ENDED DECEMBER 31, 2013
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	148,651,004		81,626,174	3,422,135		6,413,854
Shares sold	60,196,339		91,941,333	8,654,189		2,602,548
Shares issued on reinvestment of distributions	9,130,942		6,814,913	—		—
Shares redeemed	(70,009,610)		(31,731,416)	(5,426,789)		(5,594,267)
Shares outstanding, end of period	147,968,675		148,651,004	6,649,535		3,422,135
CLASS N
Shares outstanding, beginning of period	7,646,878		4,359,055	467,151		223,691
Shares sold	4,877,478		5,303,536	1,401,956		606,741
Shares issued on reinvestment of distributions	557,112		420,250	—		—
Shares redeemed	(4,407,315)		(2,435,963)	(1,182,792)		(363,281)
Shares outstanding, end of period	8,674,153		7,646,878	686,315		467,151
CLASS R6
Shares outstanding, beginning of period	—	(a)	—	—	(a)	—
Shares sold	3,610,795		—	2,214,833		—
Shares issued on reinvestment of distributions	769		—	—		—
Shares outstanding, end of period	3,611,564		—	2,214,833		—

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.
(a)	Commencement of offering class of shares effective September 2, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Changes in Net Assets	December 31, 2014

	AQR RISK PARITY FUND**			AQR RISK PARITY II HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2014		FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE YEAR ENDED DECEMBER 31, 2014		FOR THE YEAR ENDED DECEMBER 31, 2013
OPERATIONS:
Net investment income (loss)	$(2,906,307)		$(7,831,929)	$(130,646)		$(253,403)
Net realized gain (loss)	86,083,279		(7,757,827)	5,493,583		(3,507,474)
Net change in unrealized appreciation (depreciation)	(23,418,545)		(1,399,212)	(1,961,715)		364,376
Net increase (decrease) in net assets resulting from operations	59,758,427		(16,988,968)	3,401,222		(3,396,501)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(15,918,499)		(21,096,377)	(210,221)		(49,264)
Class N	(829,910)		(1,568,986)	(9,382)		(24,033)
Class R6	(2,479)		—	(567)		—
Total	(16,750,888)		(22,665,363)	(220,170)		(73,297)
Net realized gain:
Class I	(60,212,532)		(35,650,580)	(4,493,162)		(41,465)
Class N	(3,765,221)		(3,239,083)	(889,329)		(20,229)
Class R6	(9,157)		—	(10,388)		—
Total	(63,986,910)		(38,889,663)	(5,392,879)		(61,694)
Total distributions	(80,737,798)		(61,555,026)	(5,613,049)		(134,991)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	152,916,166		522,146,729	36,625,458		57,186,061
Reinvestment of distributions	73,481,484		48,021,450	4,581,805		89,047
Cost of shares redeemed	(476,525,839)		(514,099,505)	(14,267,310)		(54,453,441)
Net increase (decrease) from capital transactions	(250,128,189)		56,068,674	26,939,953		2,821,667
CLASS N
Proceeds from shares sold	11,002,195		37,388,598	2,602,504		24,623,879
Reinvestment of distributions	4,401,999		4,729,810	898,711		44,262
Cost of shares redeemed	(58,203,755)		(125,206,912)	(4,362,269)		(19,787,752)
Net increase (decrease) from capital transactions	(42,799,561)		(83,088,504)	(861,054)		4,880,389
CLASS R6
Proceeds from shares sold	100,000	(a)	—	100,000	(a)	—
Reinvestment of distributions	11,636		—	10,955		—
Net increase (decrease) from capital transactions	111,636		—	110,955		—
Net increase (decrease) in net assets resulting from capital transactions	(292,816,114)		(27,019,830)	26,189,854		7,702,056
Total increase (decrease) in net assets	(313,795,485)		(105,563,824)	23,978,027		4,170,564

NET ASSETS:
Beginning of period	934,050,291		1,039,614,115	26,229,038		22,058,474
End of period	$620,254,806		$934,050,291	$50,207,065		$26,229,038

Undistributed accumulated net investment income (loss)	$1,562,779		$(5,931,952)	$678,142		$(8,332)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Changes in Net Assets	December 31, 2014

	AQR RISK PARITY FUND**			AQR RISK PARITY II HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2014		FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE YEAR ENDED DECEMBER 31, 2014		FOR THE YEAR ENDED DECEMBER 31, 2013
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	79,392,512		75,596,068	1,780,470		1,591,812
Shares sold	13,463,455		44,822,715	3,475,987		5,572,364
Shares issued on reinvestment of distributions	7,232,430		4,471,363	477,769		9,058
Shares redeemed	(42,502,601)		(45,497,634)	(1,306,974)		(5,392,764)
Shares outstanding, end of period	57,585,796		79,392,512	4,427,252		1,780,470
CLASS N
Shares outstanding, beginning of period	7,343,876		14,906,004	877,168		567,306
Shares sold	966,513		3,211,181	249,127		2,325,030
Shares issued on reinvestment of distributions	433,268		440,803	93,616		4,503
Shares redeemed	(5,172,158)		(11,214,112)	(400,305)		(2,019,671)
Shares outstanding, end of period	3,571,499		7,343,876	819,606		877,168
CLASS R6
Shares outstanding, beginning of period	—	(a)	—	—	(a)	—
Shares sold	8,327		—	8,795		—
Shares issued on reinvestment of distributions	1,145		—	1,142		—
Shares outstanding, end of period	9,472		—	9,937		—

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.
(a)	Commencement of offering class of shares effective September 2, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Changes in Net Assets	December 31, 2014

	AQR RISK PARITY II MV FUND**			AQR STYLE PREMIA ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2014		FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE YEAR ENDED DECEMBER 31, 2014		FOR THE PERIOD 10/30/13*- 12/31/13
OPERATIONS:
Net investment income (loss)	$(294,310)		$(452,972)	$(4,735,914)		$(1,032,370)
Net realized gain (loss)	6,194,745		(4,178,303)	49,452,901		14,118,343
Net change in unrealized appreciation (depreciation)	(2,721,264)		242,828	14,840,794		277,589
Net increase (decrease) in net assets resulting from operations	3,179,171		(4,388,447)	59,557,781		13,363,562

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(165,150)		(51,310)	(44,246,577)		(6,574,253)
Class N	—		(12,869)	(2,622,452)		(253,100)
Class R6	(232)		—	(3,291,780)		—
Total	(165,382)		(64,179)	(50,160,809)		(6,827,353)
Net realized gain:
Class I	(6,594,470)		(8,622)	(14,958,495)		(992,985)
Class N	(477,309)		(2,163)	(680,314)		(38,950)
Class R6	(6,436)		—	(300,202)		—
Total	(7,078,215)		(10,785)	(15,939,011)		(1,031,935)
Total distributions	(7,243,597)		(74,964)	(66,099,820)		(7,859,288)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	89,277,763		93,026,269	576,188,151		390,642,419
Reinvestment of distributions	5,960,913		42,081	52,644,301		7,567,238
Cost of shares redeemed	(22,497,423)		(81,847,252)	(589,197,151)		(318,591)
Redemption in-kind (See Note 15)	—		—	(52,771,157)		—
Net increase (decrease) from capital transactions	72,741,253		11,221,098	(13,135,856)		397,891,066
CLASS N
Proceeds from shares sold	6,316,708		29,862,796	19,158,791		15,941,402
Reinvestment of distributions	477,309		14,991	3,302,766		292,050
Cost of shares redeemed	(8,457,919)		(21,642,916)	(11,013,561)		(413,823)
Net increase (decrease) from capital transactions	(1,663,902)		8,234,871	11,447,996		15,819,629
CLASS R6
Proceeds from shares sold	100,000	(a)	—	74,748,363	(a)	—
Reinvestment of distributions	6,668		—	3,591,982		—
Cost of shares redeemed	—		—	(192,537)		—
Net increase (decrease) from capital transactions	106,668		—	78,147,808		—
Net increase (decrease) in net assets resulting from capital transactions	71,184,019		19,455,969	76,459,948		413,710,695
Total increase (decrease) in net assets	67,119,593		14,992,558	69,917,909		419,214,969

NET ASSETS:
Beginning of period	47,245,123		32,252,565	419,214,969		—
End of period	$114,364,716		$47,245,123	$489,132,878		$419,214,969

Undistributed accumulated net investment income (loss)	$1,024,360		$(45,004)	$(27,093,370)		$(943,313)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Changes in Net Assets	December 31, 2014

	AQR RISK PARITY II MV FUND**			AQR STYLE PREMIA ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2014		FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE YEAR ENDED DECEMBER 31, 2014		FOR THE PERIOD 10/30/13*- 12/31/13
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	3,779,116		2,950,196	39,620,574		—
Shares sold	8,554,703		9,091,173	56,129,013		38,910,297
Shares issued on reinvestment of distributions	600,898		4,212	5,292,887		741,160
Shares redeemed	(2,176,613)		(8,266,465)	(56,706,868)		(30,883)
Redemption in-kind (See Note 15)	—		—	(5,027,357)		—
Shares outstanding, end of period	10,758,104		3,779,116	39,308,249		39,620,574
CLASS N
Shares outstanding, beginning of period	940,172		221,957	1,568,834		—
Shares sold	606,458		2,885,341	1,868,292		1,580,201
Shares issued on reinvestment of distributions	48,262		1,504	333,070		28,604
Shares redeemed	(804,754)		(2,168,630)	(1,075,842)		(39,971)
Shares outstanding, end of period	790,138		940,172	2,694,354		1,568,834
CLASS R6
Shares outstanding, beginning of period	—	(a)	—	—	(a)	—
Shares sold	9,091		—	7,239,589		—
Shares issued on reinvestment of distributions	672		—	365,410		—
Shares redeemed	—		—	(17,491)		—
Shares outstanding, end of period	9,763		—	7,587,508		—

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.
(a)	Commencement of offering class of shares effective September 2, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Changes in Net Assets	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND**
FOR THE PERIOD 9/17/14*- 12/31/14
OPERATIONS:
Net investment income (loss)	$(37,387)
Net realized gain (loss)	482,110
Net change in unrealized appreciation (depreciation)	326,575
Net increase (decrease) in net assets resulting from operations	771,298

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(38,445)
Class N	(75,553)
Class R6	(218,868)
Total	(332,866)
Net realized gain:
Class I	(13,618)
Class N	(27,510)
Class R6	(76,360)
Total	(117,488)
Total distributions	(450,354)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	28,178,979
Reinvestment of distributions	52,063
Cost of shares redeemed	(140,561)
Net increase (decrease) from capital transactions	28,090,481
CLASS N
Proceeds from shares sold	8,671,505
Reinvestment of distributions	103,063
Cost of shares redeemed	(115,319)
Net increase (decrease) from capital transactions	8,659,249
CLASS R6
Proceeds from shares sold	23,000,000
Reinvestment of distributions	295,228
Net increase (decrease) from capital transactions	23,295,228
Net increase (decrease) in net assets resulting from capital transactions	60,044,958
Total increase (decrease) in net assets	60,365,902

NET ASSETS:
Beginning of period	—
End of period	$60,365,902

Undistributed accumulated net investment income (loss)	$(795,466)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Changes in Net Assets	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND**
FOR THE PERIOD 9/17/14*- 12/31/14
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	—
Shares sold	2,768,876
Shares issued on reinvestment of distributions	5,114
Shares redeemed	(13,695)
Shares outstanding, end of period	2,760,295
CLASS N
Shares outstanding, beginning of period	—
Shares sold	844,737
Shares issued on reinvestment of distributions	10,134
Shares redeemed	(11,339)
Shares outstanding, end of period	843,532
CLASS R6
Shares outstanding, beginning of period	—
Shares sold	2,300,000
Shares issued on reinvestment of distributions	29,001
Shares outstanding, end of period	2,329,001

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Cash Flows	December 31, 2014

	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR MULTI- STRATEGY ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE PERIOD ENDED 10/07/14*- 12/31/14	FOR THE YEAR ENDED DECEMBER 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$(146,060,437)	$308,921	$108,102,992
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used in) operating activities:
Payments to purchase securities	(7,322,286,495)	(2,194,771)	(1,114,778,767)
Payments to cover short securities	(2,381,441,587)	(178,331)	(1,471,483,516)
Proceeds from sale of securities	6,844,577,133	142,268	1,785,821,214
Proceeds from securities sold short	2,879,225,698	2,059,538	908,260,786
Proceeds from written options	2,427,120	—	353,519
Payments to close written options	(12,312)	—	—
(Purchases) sales of short-term investments, net	(32,162,270)	(3,334,581)	(73,411,504)
Realized (gain) loss on investments in securities	(92,835,510)	(12,059)	(183,232,627)
Realized (gain) loss on securities sold short	96,436,775	233	100,496,773
Realized (gain) loss on written options	(2,528,855)	—	(259,320)
Realized (gain) loss on paydowns	(188,935)	—	—
Change in unrealized (appreciation) depreciation on investments in securities	207,260,940	8,811	149,650,921
Change in unrealized (appreciation) depreciation on securities sold short	(76,223,695)	(19,383)	(84,256,510)
Change in unrealized (appreciation) depreciation on written options	(1,661,622)	—	143,949
Amortization (accretion) of bond premium	458,164	—	(5,895)
(Increases) decrease in operating assets:
Due from brokers	373,412,965	(1,981,669)	38,714,178
Unrealized appreciation on forward foreign currency exchange contracts	(6,466,083)	(7,211)	(544,059)
Swaps, at value	10,257,780	(329,807)	(45,529,802)
Unrealized appreciation on futures contracts	504,977	—	1,315,323
Receivable for securities sold	77,970,030	(6,194)	19,941,643
Foreign tax reclaim	(30,311)	(96)	(572,388)
Dividends and interest	1,116,984	(32)	182,052
Expense reimbursement due from Advisor	—	(22,189)	—
Due from custodian	(2,320,125)	—	—
Prepaid expenses	(103,800)	(62,361)	(60,595)
Increases (decreases) in operating liabilities:
Due to custodian	—	34,336	—
Due to broker	10,987,409	—	1,931,365
Unrealized depreciation on forward foreign currency exchange contracts	(596,385)	—	—
Swaps, at value	(8,956,725)	—	(5,859,269)
Unrealized depreciation on futures contracts	30,245	7,134	2,519,146
Payable for securities purchased	(67,191,087)	6,171	(48,787,784)
Accrued Investment advisory fees	(503,155)	—	(82,545)
Accrued Distribution fees—Class N	(30,768)	250	789
Accrued Trustees fees	—	25	—
Dividends and interest payable on securities sold short and reverse repurchase agreements	1,125,984	764	(111,363)
Other accrued expenses and liabilities	68,006	37,653	88,561
Net cash used in operating activities	$364,260,053	$(5,542,580)	$88,547,267

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	961,225,342	5,980,266	667,824,284
Payments on shares redeemed	(1,287,085,372)	(413,056)	(728,439,180)
Cash distributions paid	(8,765,329)	—	(15,462,245)
Due to custodian	—	—	(1,025,978)
Net cash provided by (used in) financing activities	$(334,625,359)	$5,567,210	$(77,103,119)
Net change in cash and foreign currency	29,634,694	24,630	11,444,148
Cash, beginning of period	5,795,218	—	9,882,650
Cash, end of period	$35,429,912	$24,630	$21,326,798

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $7,254,465, $1,711 and $9,707,475.

*	Commencement of operations.
**	Consolidated financial statements, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Statements of Cash Flows	December 31, 2014

	AQR RISK PARITY II HV FUND**	AQR STYLE PREMIA ALTERNATIVE FUND**	AQR STYLE PREMIA ALTERNATIVE LV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE PERIOD ENDED 09/17/14*- 12/31/14
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$3,401,222	$59,557,781	$771,298
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) in operating activities:
Payments to purchase securities	(35,605,186)	(293,286,858)	(13,565,091)
Payments to cover short securities	—	(275,560,237)	(235,175)
Proceeds from sale of securities	29,509,468	301,760,400	98,771
Proceeds from securities sold short	—	278,034,946	11,458,380
(Purchases) sales of short-term investments, net	(9,727,839)	(99,370,944)	(54,481,271)
Realized (gain) loss on investments in securities	(95,819)	(21,087,584)	(16,865)
Realized (gain) loss on securities sold short	—	8,838,015	(28,849)
Change in unrealized (appreciation) depreciation on investments in securities	815,862	15,410,170	481,842
Change in unrealized (appreciation) depreciation on securities sold short	—	(15,764,625)	(494,081)
Amortization (accretion) of bond premium	(107,230)	—	—
Increases (decreases) in operating assets:
Repurchase agreements, at value	191,000	—	—
Due from brokers	(355,515)	17,589	(4,642,654)
Unrealized appreciation on forward foreign currency exchange contracts	(137,764)	(2,087,994)	(96,193)
Swaps, at value	(266,267)	(14,855,663)	(346,078)
Unrealized appreciation on futures contracts	(502,427)	1,453,178	(137,147)
Receivable for securities sold	(7,462)	(1,506,577)	(3,689,422)
Foreign tax reclaim	—	(272,537)	(623)
Dividends and interest	12,160	(79,623)	(6,762)
Expense reimbursement due from Advisor	—	—	(16,780)
Prepaid expenses	(16,311)	(36,175)	(64,519)
Increases (decreases) in operating liabilities:
Due to broker	284,325	2,257,532	2,200
Unrealized depreciation on forward foreign currency exchange contracts	(32,431)	—	—
Swaps, at value	1,872,271	(4,270,165)	—
Unrealized depreciation on futures contracts	205,941	5,395,985	266,727
Payable for securities purchased	7,464	876,012	3,723,756
Accrued Investment advisory fees	11,799	71,186	—
Accrued Shareholder servicing fees	(5,671)	—	—
Accrued Distribution fees—Class N	(261)	2,477	1,758
Accrued Trustees fees	—	—	72
Dividends and interest payable on securities sold short and reverse repurchase agreements	(1,733)	(22,059)	5,904
Other accrued expenses and liabilities	26,197	1,652	135,117
Net cash used in operating activities	$(10,524,207)	$(54,524,118)	$(60,875,685)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	39,128,475	655,129,486	59,642,688
Net change in reverse repurchase agreements	(9,937,250)	—	—
Payments on shares redeemed	(18,566,826)	(613,060,300)	(229,676)
Cash distributions paid	(121,578)	(6,560,771)	—
Due to custodian	—	—	1,462,673
Net cash provided (used in) financing activities	$10,502,821	$35,508,415	$60,875,685
Net change in cash and foreign currency	(21,386)	(19,015,703)	—
Cash, beginning of period	65,407	19,711,683	—
Cash, end of period	$44,021	$695,980	$—

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $19,948, $1,180,692 and $495.

Non-cash financing activities not included herein consist of a redemption in-kind in the amount of $52,771,157 for AQR Style Premia Alternative Fund, see Note 15 in the Notes to Financial Statements for additional information.

*	Commencement of operations.
**	Consolidated financial statements, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Financial Highlights	December 31, 2014

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[5]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Distributions
AQR DIVERSIFIED ARBITRAGE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.91	0.23	(0.80)	(0.57)	(0.20)	—	—	(0.20)
FOR THE YEAR ENDED DECEMBER 31, 2013	$11.05	0.17	0.02	0.19	(0.18)	(0.06)	(0.09)	(0.33)
FOR THE YEAR ENDED DECEMBER 31, 2012	$10.89	0.10 [6]	0.24	0.34	(0.13)	(0.05)	—	(0.18)
FOR THE YEAR ENDED DECEMBER 31, 2011	$11.15	0.13	(0.02)	0.11	(0.09)	(0.28)	—	(0.37)
FOR THE YEAR ENDED DECEMBER 31, 2010†,^	$10.80	0.06	0.46	0.52	(0.04)	(0.13)	—	(0.17)
AQR DIVERSIFIED ARBITRAGE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.87	0.21	(0.81)	(0.60)	(0.17)	—	—	(0.17)
FOR THE YEAR ENDED DECEMBER 31, 2013	$11.01	0.13	0.04	0.17	(0.16)	(0.06)	(0.09)	(0.31)
FOR THE YEAR ENDED DECEMBER 31, 2012	$10.85	0.06 [6]	0.24	0.30	(0.09)	(0.05)	—	(0.14)
FOR THE YEAR ENDED DECEMBER 31, 2011†	$11.12	0.10	(0.02)	0.08	(0.07)	(0.28)	—	(0.35)
FOR THE YEAR ENDED DECEMBER 31, 2010†,^	$10.78	0.05	0.43	0.48	(0.01)	(0.13)	—	(0.14)
AQR DIVERSIFIED ARBITRAGE FUND CLASS R6
FOR THE PERIOD 9/02/14[8]—12/31/14	$11.00	0.16	(0.82)	(0.66)	(0.21)	—	—	(0.21)
AQR EQUITY MARKET NEUTRAL FUND CLASS I
FOR THE PERIOD 10/07/14[9]—12/31/14	$10.00	(0.02)	0.62	0.60	(0.59)	—	(0.00)[13]	(0.59)
AQR EQUITY MARKET NEUTRAL FUND CLASS N
FOR THE PERIOD 10/07/14[9]—12/31/14	$10.00	(0.03)	0.62	0.59	(0.58)	—	(0.00)[13]	(0.58)
AQR EQUITY MARKET NEUTRAL FUND CLASS R6
FOR THE PERIOD 10/07/14[9]—12/31/14	$10.00	(0.02)	0.62	0.60	(0.59)	—	(0.00)[13]	(0.59)
AQR GLOBAL MACRO FUND CLASS I
FOR THE PERIOD 4/08/14[9]—12/31/14	$10.00	(0.10)	0.06	(0.04)	—	(0.02)	—	(0.02)
AQR GLOBAL MACRO FUND CLASS N
FOR THE PERIOD 4/08/14[9]—12/31/14	$10.00	(0.12)	0.06	(0.06)	—	(0.02)	—	(0.02)
AQR GLOBAL MACRO FUND CLASS R6
FOR THE PERIOD 9/02/14[8]—12/31/14	$9.72	(0.04)	0.28	0.24	—	(0.02)	—	(0.02)
AQR LONG-SHORT EQUITY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.21	(0.14)	1.67	1.53	(0.74)	(0.10)	(0.03)	(0.87)
FOR THE PERIOD 7/16/13[9]—12/31/13	$10.00	(0.06)	1.17	1.11	(0.67)	(0.23)	—	(0.90)
AQR LONG-SHORT EQUITY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.21	(0.20)	1.70	1.50	(0.74)	(0.10)	(0.03)	(0.87)
FOR THE PERIOD 7/16/13[9]—12/31/13	$10.00	(0.07)	1.17	1.10	(0.66)	(0.23)	—	(0.89)
AQR LONG-SHORT EQUITY FUND CLASS R6
FOR THE PERIOD 9/02/14[8]—12/31/14	$11.05	(0.08)	0.78	0.70	(0.75)	(0.10)	(0.03)	(0.88)
AQR MANAGED FUTURES STRATEGY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.59	(0.12)	1.13	1.01	(0.44)	(0.53)	—	(0.97)
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.78	(0.12)	1.04	0.92	—	(0.11)	—	(0.11)
FOR THE YEAR ENDED DECEMBER 31, 2012	$9.57	(0.12)	0.40	0.28	(0.07)	—	—	(0.07)
FOR THE YEAR ENDED DECEMBER 31, 2011†	$10.30	(0.12)	(0.53)	(0.65)	(0.04)	(0.04)	—	(0.08)
FOR THE PERIOD 1/06/10[9]—12/31/10†	$10.00	(0.12)	0.66	0.54	(0.09)	(0.15)	—	(0.24)
AQR MANAGED FUTURES STRATEGY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.51	(0.15)	1.11	0.96	(0.40)	(0.53)	—	(0.93)
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.73	(0.15)	1.04	0.89	—	(0.11)	—	(0.11)
FOR THE YEAR ENDED DECEMBER 31, 2012	$9.55	(0.14)	0.39	0.25	(0.07)	—	—	(0.07)
FOR THE YEAR ENDED DECEMBER 31, 2011†	$ 10.28	(0.15)	(0.52)	(0.67)	(0.02)	(0.04)	—	(0.06)
FOR THE PERIOD 1/06/10[9]—12/31/10†	$10.00	(0.15)	0.66	0.51	(0.08)	(0.15)	—	(0.23)
AQR MANAGED FUTURES STRATEGY FUND CLASS R6
FOR THE PERIOD 9/02/14[8]–12/31/14	$10.28	(0.04)	1.36	1.32	(0.45)	(0.53)	—	(0.98)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Financial Highlights	December 31, 2014

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$10.14	(5.25)%	$1,546,685,430	1.88%	1.20%	1.88%	2.07%	380%
$10.91	1.75%	$1,876,480,736	1.64%	1.20%	1.64%	1.52%	349%
$11.05	3.13%	$1,752,723,858	2.30%	1.21%	2.32%	0.88%[6]	312%
$10.89	0.99%	$1,456,748,122	2.75%	1.20%	2.84%	1.18%	298%
$11.15	4.81%[7]	$824,237,659	2.59%	1.20%	2.62%	1.13%	361%

$10.10	(5.51)%	$678,528,488	2.12%	1.44%	2.12%	1.99%	380%
$10.87	1.51%	$836,354,615	1.88%	1.44%	1.88%	1.21%	349%
$11.01	2.83%	$761,371,466	2.62%	1.52%	2.62%	0.57%[6]	312%
$10.85	0.68%	$651,790,519	3.05%	1.50%	3.08%	0.89%	298%
$11.12	4.52%[7]	$382,758,131	2.89%	1.50%	2.92%	0.85%	361%

$10.13	(5.99)%	$93,972	1.94%	1.10%	1.94%	4.69%	380%

$10.01	5.93%	$1,445,483	1.63%	1.30%	4.57%[10]	(1.04)%	152%

$10.01	5.88%	$1,233,101	1.88%	1.55%	4.83%[10]	(1.29)%	152%

$10.01	5.95%	$3,210,047	1.53%	1.20%	4.49%[10]	(0.95)%	152%

$9.94	(0.42)%	$35,465,943	1.45%	1.45%	2.24%[10]	(1.44)%	0%

$9.92	(0.62)%	$1,050,219	1.70%	1.70%	2.49%[10]	(1.69)%	0%

$9.94	2.45%	$102,407	1.35%	1.35%	2.02%[10]	(1.37)%	0%

$10.87	14.91%	$43,666,707	1.30%	1.30%	2.34%	(1.26)%	0%
$10.21	11.17%	$5,245,981	1.30%	1.30%	3.56%[10]	(1.29)%	0%

$10.84	14.55%	$10,688,087	1.55%	1.55%	2.46%	(1.81)%	0%
$10.21	11.04%	$910,216	1.55%	1.55%	5.49%[10]	(1.54)%	0%

$10.87	6.19%	$427,353	1.20%	1.20%	1.99%	(2.21)%	0%

$10.63	9.69%	$5,633,607,124	1.23%	1.23%	1.23%	(1.20)%	0%
$10.59	9.40%	$4,506,180,876	1.23%	1.23%	1.23%	(1.22)%	0%
$9.78	2.99%	$2,136,959,054	1.25%	1.25%	1.25%	(1.24)%	0%
$9.57	(6.37)%	$1,078,662,373	1.25%	1.25%	1.30%	(1.22)%	0%
$10.30	5.41%	$657,237,349	1.25%	1.25%	1.28%	(1.27)%	0%

$10.54	9.34%	$1,310,969,433	1.50%	1.50%	1.50%	(1.47)%	0%
$10.51	9.14%	$1,408,085,433	1.50%	1.50%	1.50%	(1.48)%	0%
$9.73	2.68%	$527,318,143	1.50%	1.50%	1.52%	(1.48)%	0%
$9.55	(6.59)%	$476,854,001	1.50%	1.50%	1.57%	(1.47)%	0%
$10.28	5.12%	$271,043,038	1.50%	1.50%	1.56%	(1.54)%	0%

$10.62	12.99%	$112,996	1.15%	1.15%	1.16%	(1.11)%	0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Financial Highlights	December 31, 2014

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[5]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR MANAGED FUTURES STRATEGY HV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.80	(0.17)	1.72	1.55	(0.86)	(0.26)	(1.12)
FOR THE PERIOD 7/16/13[9]–12/31/13	$10.00	(0.08)	0.89	0.81	—	(0.01)	(0.01)
AQR MANAGED FUTURES STRATEGY HV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.79	(0.19)	1.71	1.52	(0.84)	(0.26)	(1.10)
FOR THE PERIOD 7/16/13[9]–12/31/13	$10.00	(0.09)	0.89	0.80	—	(0.01)	(0.01)
AQR MANAGED FUTURES STRATEGY HV FUND CLASS R6
FOR THE PERIOD 9/02/14[8]—12/31/14	$10.33	(0.06)	2.09	2.03	(0.87)	(0.26)	(1.13)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.78	(0.14)	0.85	0.71	(0.73)	—	(0.73)
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.90	(0.17)	0.61	0.44	(0.44)	(0.12)	(0.56)
FOR THE YEAR ENDED DECEMBER 31, 2012	$9.70	(0.17)	0.40	0.23	(0.01)	(0.02)	(0.03)
FOR THE PERIOD 7/18/11[9]—12/31/1	$10.00	(0.05)	(0.21)	(0.26)	(0.04)	—	(0.04)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.76	(0.17)	0.85	0.68	(0.70)	—	(0.70)
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.89	(0.20)	0.61	0.41	(0.42)	(0.12)	(0.54)
FOR THE YEAR ENDED DECEMBER 31, 2012	$9.69	(0.23)	0.45	0.22	—	(0.02)	(0.02)
FOR THE PERIOD 7/18/11[9]—12/31/11	$10.00	(0.06)	(0.21)	(0.27)	(0.04)	—	(0.04)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS R6
FOR THE PERIOD 9/02/14[8]—12/31/14	$9.88	(0.11)	0.71	0.60	(0.73)	—	(0.73)
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2014	$8.29	(0.08)	(1.23)	(1.31)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.87	(0.09)	(1.49)	(1.58)	—	—	—
FOR THE PERIOD 7/09/12[9]—12/31/12	$10.00	(0.05)	(0.08)	(0.13)	—	—	—
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2014	$8.27	(0.11)	(1.22)	(1.33)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.86	(0.11)	(1.48)	(1.59)	—	—	—
FOR THE PERIOD 7/09/12[9]—12/31/12	$10.00	(0.06)	(0.08)	(0.14)	—	—	—
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS R6
FOR THE PERIOD 9/02/14[8]—12/31/14	$8.60	(0.02)	(1.59)	(1.61)	—	—	—
AQR RISK PARITY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.77	(0.04)	0.81	0.77	(0.30)	(1.10)	(1.40)
FOR THE YEAR ENDED DECEMBER 31, 2013	$11.49	(0.07)	0.08 [12]	0.01	(0.27)	(0.46)	(0.73)
FOR THE YEAR ENDED DECEMBER 31, 2012	$10.62	—	1.49	1.49	(0.14)	(0.48)	(0.62)
FOR THE YEAR ENDED DECEMBER 31, 2011†	$10.28	0.04	0.51	0.55	(0.21)	(0.00)[13]	(0.21)
FOR THE PERIOD 9/30/10[9]—12/31/10	$10.00	0.02	0.38	0.40	(0.12)	—	(0.12)
AQR RISK PARITY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.76	(0.07)	0.80	0.73	(0.25)	(1.10)	(1.35)
FOR THE YEAR ENDED DECEMBER 31, 2013	$11.47	(0.11)	0.08 [12]	(0.03)	(0.22)	(0.46)	(0.68)
FOR THE YEAR ENDED DECEMBER 31, 2012	$10.59	(0.03)	1.50	1.47	(0.11)	(0.48)	(0.59)
FOR THE YEAR ENDED DECEMBER 31, 2011†	$10.27	0.03	0.49	0.52	(0.20)	(0.00)[13]	(0.20)
FOR THE PERIOD 9/30/10[9]—12/31/10†	$10.00	0.01	0.38	0.39	(0.12)	—	(0.12)
AQR RISK PARITY FUND CLASS R6
FOR THE PERIOD 9/02/14[8]–12/31/14	$12.01	(0.04)	(0.43)[12]	(0.47)	(0.30)	(1.10)	(1.40)
AQR RISK PARITY II HV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.87	(0.03)	0.95	0.92	(0.06)	(1.18)	(1.24)
FOR THE YEAR ENDED DECEMBER 31, 2013	$10.21	(0.06)	(0.23)	(0.29)	(0.03)	(0.02)	(0.05)
FOR THE PERIOD 11/05/12[9]—12/31/12	$10.00	0.01	0.23	0.24	(0.03)	—	(0.03)
AQR RISK PARITY II HV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.86	(0.04)	0.93	0.89	(0.01)	(1.18)	(1.19)
FOR THE YEAR ENDED DECEMBER 31, 2013	$10.23	(0.09)	(0.23)	(0.32)	(0.03)	(0.02)	(0.05)
FOR THE PERIOD 11/05/12[9]—12/31/12	$10.00	(0.01)	0.25	0.24	(0.01)	—	(0.01)
AQR RISK PARITY II HV FUND CLASS R6
FOR THE PERIOD 9/02/14[8]—12/31/14	$11.37	(0.05)	(0.53)[12]	(0.58)	(0.06)	(1.18)	(1.24)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Financial Highlights	December 31, 2014

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$11.23	14.68%	$146,261,163	1.65%	1.65%	1.76%[10]	(1.62)%	0%
$10.80	8.14%	$37,077,791	1.68%	1.65%	2.51%[10]	(1.66)%	0%

$11.21	14.37%	$9,367,013	1.90%	1.90%	2.12%[10]	(1.88)%	0%
$10.79	8.04%	$1,643,614	1.93%	1.90%	4.03%[10]	(1.92)%	0%

$11.23	19.94%	$45,436,424	1.55%	1.55%	1.68%	(1.52)%	0%

$9.76	7.31%	$1,443,798,613	3.65%	1.98%	3.67%	(1.46)%	204%
$9.78	4.46%	$1,453,976,567	3.34%	1.98%	3.37%	(1.67)%	137%
$9.90	2.36%	$808,261,775	3.52%	1.98%	3.60%	(1.73)%	208%
$9.70	(2.57)%[11]	$257,168,435	2.23%	1.98%	2.59%	(1.09)%	133%

$9.74	7.03%	$84,480,441	3.91%	2.23%	3.96%	(1.75)%	204%
$9.76	4.16%	$74,641,399	3.59%	2.23%	3.66%	(1.95)%	137%
$9.89	2.22%	$43,104,252	3.76%	2.23%	3.93%	(2.32)%	208%
$9.69	(2.73)%[11]	$44,676,329	2.48%	2.23%	2.85%	(1.37)%	133%

$9.75	6.19%	$35,228,081	3.14%	1.88%	3.21%	(3.41)%	204%

$6.98	(15.80)%	$46,442,651	1.01%	1.01%	1.34%	(1.00)%	0%
$8.29	(16.01)%	$28,375,483	1.05%	1.05%	1.32%	(1.05)%	0%
$9.87	(1.30)%	$63,330,812	1.05%	1.05%	1.72%	(1.04)%	0%

$6.94	(16.08)%	$4,763,616	1.26%	1.26%	1.59%	(1.25)%	0%
$8.27	(16.13)%	$3,861,107	1.30%	1.30%	1.70%	(1.28)%	0%
$9.86	(1.40)%	$2,206,303	1.30%	1.30%	4.00%	(1.30)%	0%

$6.99	(18.72)%	$15,482,493	0.90%	0.90%	1.31%	(0.89)%	0%

$10.14	7.04%	$583,926,805	0.90%	0.90%	0.90%	(0.34)%	94%
$10.77	0.12%	$855,024,124	0.89%	0.88%	0.89%	(0.64)%	167%
$11.49	14.05%	$868,660,662	0.95%	0.95%	0.95%	(0.03)%	72%
$10.62	5.45%[14]	$337,526,380	0.95%	0.95%	1.06%	0.41%	66%
$10.28	3.98%	$12,747,565	0.95%	0.95%	3.80%	0.44%	19%

$10.14	6.69%	$36,231,976	1.20%	1.20%	1.20%	(0.65)%	94%
$10.76	(0.23)%	$79,026,167	1.20%	1.20%	1.20%	(0.92)%	167%
$11.47	13.89%	$170,953,453	1.20%	1.20%	1.23%	(0.26)%	72%
$10.59	5.12%[14]	$51,560,342	1.20%	1.20%	1.42%	0.30%	66%
$10.27	3.88%	$11,234,980	1.20%	1.20%	3.96%	0.22%	19%

$10.14	(3.96)%	$96,025	0.85%	0.85%	0.86%	(0.99)%	94%

$9.55	9.23%	$42,278,663	1.20%	1.15%	1.54%	(0.28)%	108%
$9.87	(2.83)%	$17,577,063	1.23%	1.15%	1.85%	(0.62)%	257%
$10.21	2.44%	$16,253,630	1.28%	1.15%	2.26%	0.53%	0%

$9.56	9.02%	$7,833,547	1.45%	1.40%	1.86%	(0.37)%	108%
$9.86	(3.12)%	$8,651,975	1.48%	1.40%	2.22%	(0.84)%	257%
$10.23	2.38%	$5,804,844	1.53%	1.40%	3.44%	(0.62)%	0%

$9.55	(5.10)%	$94,855	1.10%	1.05%	1.47%	(1.49)%	108%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Financial Highlights	December 31, 2014

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[5]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR RISK PARITY II MV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.02	(0.04)	0.65	0.61	(0.02)	(0.71)	(0.73)
FOR THE YEAR ENDED DECEMBER 31, 2013	$10.17	(0.06)	(0.08)	(0.14)	(0.01)	(0.00)[13]	(0.01)
FOR THE PERIOD 11/05/12[9]—12/31/12	$10.00	—	0.19	0.19	(0.02)	—	(0.02)
AQR RISK PARITY II MV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.99	(0.06)	0.65	0.59	—	(0.71)	(0.71)
FOR THE YEAR ENDED DECEMBER 31, 2013	$10.18	(0.07)	(0.11)	(0.18)	(0.01)	(0.00)[13]	(0.01)
FOR THE PERIOD 11/05/12[9]—12/31/12	$10.00	—	0.18	0.18	—	—	—
AQR RISK PARITY II MV FUND CLASS R6
FOR THE PERIOD 9/02/14[8]—12/31/14	$11.00	(0.04)	(0.33)[12]	(0.37)	(0.03)	(0.71)	(0.74)
AQR STYLE PREMIA ALTERNATIVE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.18	(0.10)	1.24	1.14	(1.16)	(0.30)	(1.46)
FOR THE PERIOD 10/30/13[9]—12/31/13	$10.00	(0.03)	0.44	0.41	(0.20)	(0.03)	(0.23)
AQR STYLE PREMIA ALTERNATIVE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.18	(0.16)	1.28	1.12	(1.13)	(0.30)	(1.43)
FOR THE PERIOD 10/30/13[9]—12/31/13	$10.00	(0.04)	0.45	0.41	(0.20)	(0.03)	(0.23)
AQR STYLE PREMIA ALTERNATIVE FUND CLASS R6
FOR THE PERIOD 9/02/14[8]—12/31/14	$10.35	(0.07)	0.86	0.79	(1.16)	(0.11)	(1.27)
AQR STYLE PREMIA ALTERNATIVE LV FUND CLASS I
FOR THE PERIOD 9/17/14[9]—12/31/14	$10.00	(0.02)	0.32	0.30	(0.09)	(0.03)	(0.12)
AQR STYLE PREMIA ALTERNATIVE LV FUND CLASS N
FOR THE PERIOD 9/17/14[9]—12/31/14	$10.00	(0.03)	0.32	0.29	(0.09)	(0.03)	(0.12)
AQR STYLE PREMIA ALTERNATIVE LV FUND CLASS R6
FOR THE PERIOD 9/17/14[9]—12/31/14	$10.00	(0.01)	0.31	0.30	(0.10)	(0.03)	(0.13)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Financial Highlights	December 31, 2014

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$9.90	6.04%	$106,473,068	0.95%	0.95%	1.12%	(0.34)%	128%
$10.02	(1.32)%	$37,848,351	0.95%	0.95%	1.18%	(0.61)%	234%
$10.17	1.87%	$29,993,223	0.95%	0.95%	2.07%	0.18%	0%

$9.87	5.87%	$7,795,063	1.20%	1.20%	1.44%	(0.54)%	128%
$9.99	(1.71)%	$9,396,772	1.20%	1.20%	1.59%	(0.71)%	234%
$10.18	1.80%	$2,259,342	1.20%	1.20%	2.81%	(0.29)%	0%

$9.89	(3.44)%	$96,585	0.85%	0.85%	1.03%	(1.13)%	128%

$9.86	11.30%	$387,666,359	2.56%	1.50%	2.56%	(0.95)%	145%
$10.18	4.08%	$403,242,880	2.07%	1.50%	2.11%[10]	(1.77)%	133%

$9.87	11.08%	$26,594,173	2.81%	1.75%	2.92%	(1.50)%	145%
$10.18	4.05%	$15,972,089	2.44%	1.75%	2.70%[10]	(2.05)%	133%

$9.87	7.67%	$74,872,346	2.46%	1.40%	2.57%	(1.94)%	145%

$10.18	3.07%	$28,094,401	1.01%	0.85%	1.49%[10]	(0.68)%	191%

$10.17	2.94%	$8,576,652	1.32%	1.10%	1.92%[10]	(0.91)%	191%

$10.17	2.98%	$23,694,849	1.00%	0.75%	1.75%[10]	(0.32)%	191%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Financial Highlights	December 31, 2014

*	Annualized for periods less than one year.
†	Redemption fees of less than $0.005 per share were incurred by the share class.
^	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on the SEC method.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	For the period ended December 31, 2012 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Diversified Arbitrage Fund—Class I	$0.08	0.73%
AQR Diversified Arbitrage Fund—Class N	0.04	0.42

7	For the year ended December 31, 2010, the Advisor contributed $544,199 into the Fund to compensate the Fund for a loss incurred due to trade processing errors. The impact of the Advisor’s contribution increased the total return by 0.08%.
8	Commencement of offering of shares.
9	Commencement of operations.
10	Certain expenses incurred by the Fund were not annualized for the period.
11	For the year ended December 31, 2011, the Advisor contributed $208,438 into the Fund to compensate the Fund for a loss incurred due to a trade processing error. The impact of the Advisor’s contribution increased the Fund’s total return by 0.14%.
12	The amount shown for a share outstanding throughout the period is not indicative of the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
13	Amount is less than $.005 per share.
14	For the year ended December 31, 2011, a service provider contributed $354,026 into the Fund to compensate the Fund for a loss incurred due to a valuation error. The impact of this contribution increased the Fund’s total return by 0.21%.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

1. Organization

AQR Funds (the “Trust”), organized as a Delaware statutory trust on September 4, 2008, is an open-end management investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”), and applies the specialized accounting and reporting guidance in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As of December 31, 2014, the Trust consists of twenty-nine active series, thirteen of which are presented in this book (collectively, the “Funds” and each individually a “Fund”): AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Global Macro Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II HV Fund, AQR Risk Parity II MV Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund. The remaining active series are reported in a separate book. AQR Capital Management, LLC (the “Advisor”) serves as the investment advisor of each Fund. The Advisor has retained CNH Partners, LLC (the “Sub-Advisor”), an affiliate of the Advisor, to serve as an investment sub-advisor to the AQR Diversified Arbitrage Fund and certain strategies of the AQR Multi-Strategy Alternative Fund.

The AQR Global Macro Fund commenced operations on April 8, 2014. The AQR Style Premia Alternative LV Fund commenced operations on September 17, 2014. The AQR Equity Market Neutral Fund commenced operations on October 7, 2014.

The investment objective of the AQR Diversified Arbitrage Fund, the AQR Equity Market Neutral Fund, the AQR Global Macro Fund, the AQR Managed Futures Strategy Fund, the AQR Managed Futures Strategy HV Fund, the AQR Multi-Strategy Alternative Fund, the AQR Style Premia Alternative Fund and the AQR Style Premia Alternative LV Fund is to seek positive absolute returns. The investment objective of the AQR Risk-Balanced Commodities Strategy Fund, the AQR Risk Parity Fund, the AQR Risk Parity II HV Fund and the AQR Risk Parity II MV Fund is to seek total return. The investment objective of the AQR Long-Short Equity Fund is to seek capital appreciation. Each of these funds offer Class I, Class N, and Class R6 shares.

The Class R6 Shares of the AQR Diversified Arbitrage Fund, the AQR Global Macro Fund, the AQR Long-Short Equity Fund, the AQR Managed Futures Strategy Fund, the AQR Managed Futures Strategy HV Fund, the AQR Multi-Strategy Alternative Fund, the AQR Risk-Balanced Commodities Strategy Fund, the AQR Risk Parity Fund, the AQR Risk Parity II HV Fund, the AQR Risk Parity II MV Fund and the AQR Style Premia Alternative Fund commenced operations on September 2, 2014.

2. Consolidation of Subsidiaries

The consolidated Schedules of Investments, Statements of Assets and Liabilities, of Operations, of Changes in Net Assets, of Cash Flows where applicable and the Financial Highlights of the AQR Global Macro Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II HV Fund, AQR Risk Parity II MV Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund (“CFC Funds”) include the accounts of AQR Global Macro Offshore Fund Ltd., AQR Managed Futures Strategy Offshore Fund Ltd., AQR Managed Futures Strategy HV Offshore Fund Ltd., AQR Multi-Strategy Alternative Offshore Fund Ltd., AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., AQR Risk Parity Offshore Fund Ltd., AQR Risk Parity II HV Offshore Fund Ltd., AQR Risk Parity II MV Offshore Fund Ltd., AQR Style Premia Alternative Offshore Fund Ltd., and AQR Style Premia Alternative LV Offshore Fund Ltd., respectively, wholly-owned and controlled subsidiaries (the “Subsidiaries”). All intercompany accounts and transactions have been eliminated in consolidation for the CFC Funds.

For Federal tax purposes, taxable income for each CFC Fund and its Subsidiary are calculated separately. The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“the Code”) and each Subsidiary’s taxable income is included in the calculation of the relevant CFC Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the CFC Funds either in the current period or future periods. Each of the Subsidiaries has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

The CFC Funds may each invest up to 25% of their total assets in its respective Subsidiary, each of which acts as an investment vehicle in order to effect certain investment strategies consistent with the CFC Funds’ investment objectives and policies. The CFC Funds expect that they will achieve a significant portion of their exposure to commodities and commodities-related investments through investment in the Subsidiaries. Unlike the CFC Funds, the Subsidiaries may invest without limitation in commodities and commodities-related investments.

	INCEPTION DATE OF SUBSIDIARY	SUBSIDIARY NET ASSETS AT DECEMBER 31, 2014	% OF TOTAL NET ASSETS AT DECEMBER 31, 2014	NET REALIZED GAIN (LOSS) ON INVESTMENTS HELD IN SUBSIDIARY
AQR Global Macro Offshore Fund Ltd.	April 8, 2014	$8,422,338	22.5%	$580,318
AQR Managed Futures Strategy Offshore Fund Ltd.	January 6, 2010	1,612,423,480	23.2%	451,868,037
AQR Managed Futures Strategy HV Offshore Fund Ltd.	July 16, 2013	46,110,214	22.9%	17,435,877
AQR Multi-Strategy Alternative Offshore Fund Ltd.	July 18, 2011	248,310,884	15.9%	46,056,450
AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd.	July 9, 2012	14,768,468	22.3%	(8,016,384)
AQR Risk Parity Offshore Fund Ltd.	September 30, 2010	123,257,082	19.9%	(14,916,218)
AQR Risk Parity II HV Offshore Fund Ltd.	November 5, 2012	11,356,628	22.6%	(1,889,063)
AQR Risk Parity II MV Offshore Fund Ltd.	November 5, 2012	16,901,944	14.8%	(3,355,010)
AQR Style Premia Alternative Offshore Fund Ltd.	October 30, 2013	110,101,365	22.5%	17,958,815
AQR Style Premia Alternative LV Offshore Fund Ltd.	September 17, 2014	13,949,458	23.1%	235,289

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

3. Significant Accounting Policies

The following summarizes the significant accounting policies of the Funds:

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires the Advisor to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Valuation of Investments: All securities and other investments are recorded at their estimated fair value, as described in Note 5.

Cash and Cash Equivalents: Cash comprises U.S. dollar and foreign currency deposits held at a bank(s) or custodian bank(s) which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Due to/from Broker: Due to/from broker represents cash balances on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. dollars at the prevailing exchange rate on the date of such activity.

The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) on investments in securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statements of Operations.

Realized gains (losses) on foreign currency and foreign currency transactions reported on the Statements of Operations arise from the disposition of foreign currency and a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Changes in unrealized appreciation (depreciation) on foreign currency and foreign currency translation reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Investment Transactions and Related Income: Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts using the effective yield method. Dividend income (expense) net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the ex-date dividend notification. Interest purchased and interest sold on bonds is included in interest receivable and interest payable, respectively, in the Statements of Assets and Liabilities. For inflation-linked bonds, interest income (expense) is adjusted for the changes in the relevant consumer price index.

Allocation of Income and Expenses: Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the proportion of relative net assets at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each Fund, such as advisory fees and registration costs. Trust level expenses are allocated among the Funds based on the ratio of average net assets or other reasonable methodology.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, capital gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Organization and Offering Cost: Organizational costs incurred by the relevant Funds, including professional and incorporation fees, are fully expensed by the end of the fiscal period. Offering costs, including professional fees, printing fees and the offering of the initial registration, are amortized over a period not longer than twelve months from the date the Funds commenced operations.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

Federal Income Taxes: Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Accordingly no provision for Federal income tax is necessary.

The Advisor evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The returns of the Funds for the prior three fiscal years, or since inception if shorter, are open for examination. As of December 31, 2014, the Funds had no examinations in progress.

The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will materially change in the next twelve months.

Distributions to Shareholders: The Funds intend to declare and distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

Indemnification: In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

4. Securities and Other Investments

Convertible Securities: Certain Funds invest in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in a convertible security, the Funds may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if they had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The Funds may attempt to hedge some of their investments in convertible debt securities by selling short the issuer’s common stock.

High Yield Securities: Certain Funds invest in lower-quality debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities causing greater price volatility. These instruments involve a greater risk of loss due to default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

Loan Participations and Assignments: Certain Funds invest in loan participations and assignments. When one of the Funds purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or a third party selling such participations (“Selling Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when one of the Funds purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. The Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the loan may not be utilized by the borrower. These types of investments may include standby financing commitments, such as revolving credit facilities, which obligate the Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Securities Sold Short: Certain Funds sell securities they do not own as a hedge against some of their long positions and/or in anticipation of a decline in the market value of that security (short sale). When one of the Funds makes a short sale, it must borrow the security sold short and deliver it to the broker through which it made the short sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations.

The Funds are required to pledge cash or securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedules of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security.

The net amount of fees incurred are included in the dividend and interest on securities sold short in the Statements of Operations and are as follows:

FUND
AQR Diversified Arbitrage Fund	$4,974,388
AQR Equity Market Neutral Fund	1,092
AQR Multi-Strategy Alternative Fund	3,671,840
AQR Style Premia Alternative Fund	511,179
AQR Style Premia Alternative LV Fund	285

Master Agreements: Certain Funds are parties to master netting arrangements with counterparties (“Master Agreements”). Master Agreements are contracts that govern the terms of certain like transactions, and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple transactions. Since different types of transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates.

Customer Account Agreements govern cleared derivatives transactions and exchange traded futures and options transactions. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing organization. Futures transactions require initial margin to be posted as required by each futures exchange. Such collateral is segregated at an account held at a broker registered with the Commodity Futures Trading Commission (CFTC), or other applicable regulator.

Master Repurchase Agreements govern repurchase, or reverse repurchase transactions, relating to government bonds between certain Funds and select counterparties. Master Repurchase Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities, bonds, equity option transactions or short sales of securities between certain Funds and selected counterparties. These arrangements provide financing arrangements for such transactions and include guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern over-the-counter (“OTC”) derivative transactions entered into between certain Funds and a counterparty. ISDA Master Agreements maintain provisions for general obligations, representations, netting of settlement payments, agreements to deliver supporting documents, collateral transfer and events of default or termination.

ISDA Master Agreements contain termination events applicable to the Fund or the counterparty. Such events may include a decline in the Fund’s net assets below a specified threshold over a certain period of time or a decline in the counterparty’s long-term and short-term credit ratings below a specified level, respectively. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all OTC swap and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by a party to elect early termination could impact a Fund’s future derivative activity.

Collateral and margin requirements differ according to the terms of each type of Master Agreement. Collateral is routinely transferred if the total net exposure (net of existing collateral already in place (“initial margin”)) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold. Collateral can be in the form of cash, debt securities issued by the U.S. government and other securities or money market funds as agreed to by the Fund and the applicable counterparty or as permitted by the clearing house or exchange.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

Collateral pledged by a Fund pursuant to a Master Agreement is segregated by the Fund’s custodian and identified as an asset in the Statements of Assets and Liabilities either as a component of Investments in securities, at value (securities) or in due from brokers (cash). Segregation of fund’s collateral in the custodian account helps mitigate counterparty risk.

Collateral posted for the benefit of a Fund pursuant to a Master Agreement is held by a custodian of the Fund’s custodian and, with respect to those amounts which can be invested or repledged, are presented in the Fund’s Schedule of Investments. Collateral received is reflected as a liability within due to brokers in the Statements of Assets and Liabilities.

The Funds’ derivative assets and liabilities on the Statements of Assets and Liabilities are presented net only within a derivative type when a legally enforceable master netting agreement exists between the Funds and a derivative counterparty.

Futures Contracts: Certain Funds invest in futures contracts as part of their primary investment strategy and to equitize its cash flows. Investments in futures may increase or decrease exposure to a particular market. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Funds, the Funds may not be entitled to the return of all of the margin owed to the Funds, potentially resulting in a loss. No monies are paid to or received by a Fund upon the purchase or sale of a futures contract. Upon the purchase of a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments to and from the broker will be made on a periodic basis as the prices of the instruments fluctuate. A change in market value of an open futures contract is recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on futures contracts. A realized gain (loss) represents the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired, and is reported in the Statements of Operations. Securities deposited as initial margin are designated in the Schedules of Investments and cash pledged/received is presented as Due to/from Broker on the Statements of Assets and Liabilities. The use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the contract amount of the futures contracts. The use of short futures contracts subjects the Funds to unlimited risk of loss. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Forward Foreign Currency Exchange Contracts: Certain Funds buy and sell forward foreign currency exchange contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. Dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities that a Fund intends to buy are denominated, when a Fund holds cash reserves and short term investments), or for other investment purposes. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Funds are unable to enter into a closing position. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Swap Contracts: Certain Funds engage in various swap transactions to manage risks within their portfolios or as alternatives to direct investments. Swap transactions may be privately negotiated in the OTC market where payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing (“centrally cleared swaps”). These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM. For credit default and interest rate contracts, an up-front payment received by a Fund is recorded as a liability on the Fund’s Statement of Assets and Liabilities. An up-front payment made by a Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Up-front payments are amortized over the term of the contract. Periodic payments received (paid) by a Fund are recorded as realized gains (losses) on swap contracts in the Statements of Operations.

The Funds’ use of swap contracts create additional risks beyond those that would exist if the Funds invested in the underlying positions directly, including: market risk related to unfavorable changes in interest rates or in the price(s) of the underlying security(ies); credit risk related to the counterparty’s failure to perform under contract terms; and liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Funds to close out their position(s).

Total Return Swap Contracts: Certain Funds invest in total return swaps to obtain exposure to the underlying referenced instruments, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap. Total return swap contracts are marked to market daily and the change, if any, is recorded as net change in appreciation (depreciation) on swap contracts in the Statements of Operations. Total return swaps normally do not involve the delivery of securities or other underlying assets. If the counterparty to a total return swap contract defaults, a Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any. The use of long total return swap contracts subject the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities. The use of short total return swaps subject the Funds to unlimited loss. Periodic payments received (paid) by the Funds are recorded as realized gains (losses) on swap contracts in the Statements of Operations. Total return swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

Total Return Basket Swaps: Certain Funds may enter into an equity basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Funds have the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Funds and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the Master Agreement between the Funds and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation (depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on swap contracts in the Statements of Operations. Total return basket swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Credit Default Swap Contracts: Certain Funds enter into credit default swap contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up-front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The credit default contracts are marked to market daily and the change, if any, is recorded as an unrealized gain or loss. Upon entering into a centrally cleared swap, the Funds are required to deposit with the relevant clearing organization cash or securities, which is referred to as the initial margin. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying referenced debt obligation. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the up-front payment, is recorded as a realized gain or loss. Credit default contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Implied credit spreads are used to determine the value of credit default swap contracts and reflect the cost of buying/selling protection, which may include up-front payments made to enter into the contract. Therefore, higher spreads indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

Risks of loss may exceed amounts recognized on the Statements of Assets and Liabilities. A Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the specific Fund and the counterparty. The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearing house. Where a Fund is a seller of protection, the maximum potential amount of future payments the Fund may be required to make is equal to the notional amount of the relevant credit default contract. The Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities. In certain circumstances, a Fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.

Interest Rate Swaps: Certain Funds enter into interest rate swaps as part of their investment strategy. Interest rate swaps generally involve agreements to exchange fixed and floating payment obligations, without the exchange of the underlying notional amounts. Interest rate swap agreements are privately negotiated in the OTC market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (centrally cleared swaps). Periodic payments received (paid) by the Funds are recorded as realized gains (losses). Interest rate swaps are marked to market daily and the change is recorded as unrealized gain (loss) on swap contracts in the Statements of Operations. The Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities. Non-deliverable interest rate swap contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Centrally cleared interest rate swaps may have forward effective dates. The amortization of the upfront premiums (if applicable) and payments related to these swap contracts begin on the effective date of the contract. Interest rate contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.

Repurchase Agreements: Certain Funds may enter into repurchase agreements. In a repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. Under the terms of a master repurchase agreement, the underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. The master repurchase agreements maintain provisions for, among other things, initiation, income payments, events of default, maintenance of collateral for repurchase agreements and the disposition of such collateral following an event of default. The market value of the collateral must be equal to or exceed the

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund may seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements outstanding at period end, if any, including the underlying debt obligation (collateral) assigned to each agreement, are listed after each Fund’s Schedule of Investments.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements under the terms of a master repurchase agreement,. A Fund sells a security that it holds to a counterparty with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made on reverse repurchase agreements are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the lives of the agreements, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited. Reverse repurchase agreements outstanding at period end, if any, including the underlying debt obligation (collateral) assigned to each agreement, are listed after each Fund’s Schedule of Investments.

Options: Certain Funds may write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires, a Fund realizes a gain or loss on the option to the extent of the premiums received or paid. When a Fund enters into a closing transaction, the Fund realizes a gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received. Written uncovered call options subject a Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject a Fund to risk of loss if the value of the security declines below the exercise price minus the put premium. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Transactions in call and put options written during the period ended December 31, 2014 for AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund were as follows:

	CALL OPTIONS
AQR DIVERSIFIED ARBITRAGE FUND	NUMBER OF CONTRACTS SUBJECT TO CALL	PREMIUM

Options outstanding, December 31, 2013	(10,229)	$(2,511,095)
Options written	(27,177)	(2,427,120)
Options terminated	877	150,312
Options expired	21,061	747,195
Options exercised	9,752	1,700,576
Options outstanding, December 31, 2014	(5,716)	$(2,340,132)

	CALL OPTIONS
AQR MULTI-STRATEGY ALTERNATIVE FUND	NUMBER OF CONTRACTS SUBJECT TO CALL	PREMIUM

Options outstanding, December 31, 2013	(1,432)	$(10,237)
Options written	(3,423)	(353,519)
Options expired	1,432	10,237
Options exercised	2,594	249,082
Options outstanding, December 31, 2014	(829)	$(104,437)

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

5. Investment Valuation and Fair Value Measurements

Investment Valuation Policies: The Net Asset Value (“NAV”) of the Funds’ shares are valued as of the close of business of the regular session of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open (each a “Business Day”). The NAV per share of each class within each Fund is computed by dividing the total current value of the assets of such Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Funds’ Board of Trustees. The Advisor has established a Valuation Committee (the “VC”) whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and determine in good faith the fair value of portfolio holdings after consideration of all relevant factors. The VC operates under the valuation procedures approved by the Funds’ Board of Trustees. The VC meets quarterly and on an as-needed basis.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available, or if an available market quotation is determined not to reflect fair value, a security will be valued based on its fair value as determined by the VC in accordance with the valuation procedures approved by the Funds’ Board of Trustees. The valuation procedures may include the use of proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material.

On a daily basis, the Trust’s fund accounting agent compares trade execution prices to the prior night’s valuation price for all positions which were traded and held the previous day. The VC, reviews third party model prices are reviewed against internal model prices. The VC reviews the results of back testing and reports for the Funds’ Board of Trustees on the results of fair value determinations.

Fair Value Hierarchy: Various inputs are utilized in determining the value of each Fund’s investments. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. These inputs are summarized in the three broad levels as follows:

Level 1 — unadjusted quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for identical or similar securities in non-active markets, interest rates, pre-payment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation Techniques: The following inputs and techniques may be used by the Funds to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with GAAP.

Equity securities, including securities sold short, rights, warrants, Exchange-Traded Funds (“ETFs”) and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market in which each security trades and are therefore considered Level 1.

An equity for which no sales are reported, as in the case of a security that is traded in the over-the-counter market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price) and is therefore considered Level 2. In addition, equities traded outside of the Western Hemisphere are also considered Level 2 because they are fair valued daily based on the application of a fair value factor (unless the Advisor determines that use of another valuation methodology is appropriate). The Funds apply daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depository Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time the Funds calculate their net asset value.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

Fixed income securities (other than certain short-term investments maturing in less than 61 days) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs and are also classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in less than 61 days may be valued at amortized cost which approximates fair market value.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments include illiquid securities. When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach) for which sufficient and reliable data is available. Within Level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Funds in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, and changes in financial ratios or cash flows. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Advisor in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes the principal market or, if no sales occurred on such date, at the “mid-market” price on such exchange at the close of business on such date. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on daily basis using quotations provided by an independent pricing service.

OTC derivatives, including forward contracts and swap contracts, are valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable.

The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.

The U.S. dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.

Generally, a valuation model is used consistently for similar derivative types and model inputs, including, but not limited to, market prices, yield curves, credit spreads, volatilities and implied correlations which are obtained from outside brokers and/or pricing services when available. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. Those OTC derivatives that have less liquidity or for which inputs are unobservable are classified within Level 3. While the valuations of these less liquid OTC derivatives may utilize some Level 1 and/or Level 2 inputs, they also include other unobservable inputs which are considered significant to the fair value determination. At each measurement date, the Funds update the Level 1 and Level 2 inputs to reflect observable inputs, though the resulting gains and losses are reflected within Level 3 due to the significance of the unobservable inputs.

The Funds value the repurchase agreements and reverse repurchase agreements they have entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

Quantitative Information

The following tables represent each Funds’ valuation inputs as presented on the Schedule of Investments.

AQR DIVERSIFIED ARBITRAGE FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$637,083,833	$169,570,054	$70,436,249	$877,090,136
Convertible Preferred Stocks†	175,700,385	31,609,704	24,872,000	232,182,089
Corporate Bonds†	—	228,797,033	79,701,483	308,498,516
Convertible Bonds†	—	626,526,579	354,963	626,881,542
Closed End Funds	122,755,197	45,190	—	122,800,387
Loan Participations†	—	26,858,495	—	26,858,495
Preferred Stocks†	4,119,832	2,408,718	853,511	7,382,061
Rights†	789,115	134,561	3,286,022	4,209,698
Short-Term Investments	—	179,197,991	—	179,197,991
U.S. Treasury Obligations	—	2,876,124	—	2,876,124
Warrants†	12,472,656	2,876,570	1,270,739	16,619,965
Money Market Funds	—	426,986,797	—	426,986,797
Purchased Options	174,458	—	—	174,458
Futures Contracts*	309,803	—	—	309,803
Forward Foreign Currency Exchange Contracts*	—	6,466,083	—	6,466,083
Total Return Basket Swaps Contracts	—	23,645,411	—	23,645,411

Total Assets	$953,405,279	$1,727,999,310	$180,774,967	$2,862,179,556

LIABILITIES
Common Stocks (Sold Short)†	$(853,974,025)	$(7,364,356)	$(453)	$(861,338,834)
Convertible Bonds (Sold Short)†	—	(41,227,953)	—	(41,227,953)
U.S. Treasury Obligations (Sold Short)	—	(2,876,124)	—	(2,876,124)
Written Options (Sold Short)*	(536,057)	(205,768)	—	(741,825)
Futures Contracts*	(12,413,572)	—	—	(12,413,572)
Credit Default Swap Contracts*	—	(13,566,375)	—	(13,566,375)

Total Liabilities	$(866,923,654)	$(65,240,576)	$(453)	$(932,164,683)

AQR EQUITY MARKET NEUTRAL FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$—	$2,025,099	$—	$2,025,099
Preferred Stocks†	—	30,651	—	30,651
Money Market Funds	—	3,334,581	—	3,334,581
Forward Foreign Currency Exchange Contracts*	—	7,211	—	7,211
Total Return Basket Swaps Contracts*	—	329,807	—	329,807

Total Assets	$—	$5,727,349	$—	$5,727,349

LIABILITIES
Common Stocks (Sold Short)†	$(48,840)	$(1,806,104)	$—	$(1,854,944)
Preferred Stocks (Sold Short)†	—	(7,112)	—	(7,112)
Futures Contracts*	(7,134)	—	—	(7,134)

Total Liabilities	$(55,974)	$(1,813,216)	$—	$(1,869,190)

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

AQR GLOBAL MACRO FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Money Market Funds	$—	$33,104,956	$—	$33,104,956
Futures Contracts*	392,942	—	—	392,942
Forward Foreign Currency Exchange Contracts*	—	238,068	—	238,068
Total Return Swap Contracts*	—	145,134	—	145,134

Total Assets	$392,942	$33,488,158	$—	$33,881,100

LIABILITIES
Interest Rate Swap Contracts*	$—	$(121,757)	$—	$(121,757)

Total Liabilities	$—	$(121,757)	$—	$(121,757)

AQR LONG-SHORT EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Money Market Funds	$—	$49,827,080	$—	$49,827,080
Futures Contracts*	930,241	—	—	930,241
Total Return Basket Swap Contracts*	—	3,475,677	—	3,475,677
Total Return Swap Contracts*	—	15,442	—	15,442

Total Assets	$930,241	$53,318,199	$—	$54,248,440

LIABILITIES
Forward Foreign Currency Exchange Contracts*	$—	$(145,635)	$—	$(145,635)

Total Liabilities	$—	$(145,635)	$—	$(145,635)

AQR MANAGED FUTURES STRATEGY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Short-Term Investments	$—	$5,027,995,388	$—	$5,027,995,388
Money Market Funds	—	1,418,015,729	—	1,418,015,729
Futures Contracts*	209,463,816	—	—	209,463,816
Forward Foreign Currency Exchange Contracts*	—	66,567,551	—	66,567,551
Total Return Swap Contracts*	—	18,048,438	—	18,048,438

Total Assets	$209,463,816	$6,530,627,106	$—	$6,740,090,922

LIABILITIES
Total Return Swap Contracts*	$—	$(12,141,765)	$—	$(12,141,765)

Total Liabilities	$—	$(12,141,765)	$—	$(12,141,765)

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

AQR MANAGED FUTURES STRATEGY HV FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTALS
ASSETS
Short-Term Investments	$—	$110,906,764	$—		$110,906,764
Money Market Funds	—	67,929,447	—		67,929,447
Futures Contracts*	8,034,990	—	—		8,034,990
Forward Foreign Currency Exchange Contracts*	—	2,739,576	—		2,739,576
Total Return Swap Contracts*	—	2,130,339	—		2,130,339

Total Assets	$8,034,990	$183,706,126	$—		$191,741,116

LIABILITIES
Total Return Swap Contracts*	$—	$(13,394)	$—		$(13,394)

Total Liabilities	$—	$(13,394)	$—		$(13,394)

AQR MULTI-STRATEGY ALTERNATIVE FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTALS
ASSETS
Common Stocks†	$99,272,395	$114,104,100	$—		$213,376,495
Convertible Preferred Stocks†	61,745,916	2,714,593	—		64,460,509
Corporate Bonds†	—	1,422,000	—		1,422,000
Convertible Bonds†	6,286,063	408,703,966	—		414,990,029
Preferred Stocks†	873,428	—	—		873,428
Rights†	—	—	—	(a)	— (a)
Short-Term Investments	—	53,481,133	—		53,481,133
U.S. Treasury Obligations	—	1,725,675	—		1,725,675
Money Market Funds	—	599,034,056	—		599,034,056
Futures Contracts*	2,289,678	—	—		2,289,678
Forward Foreign Currency Exchange Contracts*	—	5,072,224	—		5,072,224
Credit Default Swap Contracts*	—	3,547,704	—		3,547,704
Total Return Basket Swap Contracts*	—	63,718,781	—		63,718,781
Total Return Swap Contracts*	—	17,127,614	—		17,127,614

Total Assets	$170,467,480	$1,270,651,846	$—	(a)	$1,441,119,326

LIABILITIES
Common Stocks (Sold Short)†	$(421,990,879)	$(991,428)	$—		$(422,982,307)
U.S. Treasury Obligations (Sold Short)	—	(1,725,675)	—		(1,725,675)
Written Options (Sold Short)*	(239,581)	—	—		(239,581)
Futures Contracts*	(9,022,946)	—	—		(9,022,946)
Total Return Swap Contracts*	—	(2,334,546)	—		(2,334,546)

Total Liabilities	$(431,253,406)	$(5,051,649)	$—		$(436,305,055)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTALS
ASSETS
Short-Term Investments	$—	$351,895	$—		$351,895
Money Market Funds	—	71,291,376	—		71,291,376

Total Assets	$—	$71,643,271	$—		$71,643,271

LIABILITIES
Futures Contracts*	$(722,171)	$—	$—		$(722,171)
Total Return Swap Contracts*	—	(5,361,543)	—		(5,361,543)

Total Liabilities	$(722,171)	$(5,361,543)	$—		$(6,083,714)

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

AQR RISK PARITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Government Related Obligations	$—	$91,473,174	$—	$91,473,174
Short-Term Investments	—	115,430,182	—	115,430,182
U.S. Treasury Obligations	—	116,628,211	—	116,628,211
Money Market Funds	—	288,306,056	—	288,306,056
Futures Contracts*	4,834,575	—	—	4,834,575
Interest Rate Swap Contracts*	—	4,749,641	—	4,749,641
Credit Default Swap Contracts*	—	14,616,214	—	14,616,214
Total Return Swap Contracts*	—	6,992,119	—	6,992,119

Total Assets	$4,834,575	$638,195,597	$—	$643,030,172

LIABILITIES
Futures Contracts*	$(23,622)	$—	$—	$(23,622)
Forward Foreign Currency Exchange Contracts*	—	(1,883,546)	—	(1,883,546)
Total Return Swap Contracts*	—	(20,478,781)	—	(20,478,781)

Total Liabilities	$(23,622)	$(22,362,327)	$—	$(22,385,949)

AQR RISK PARITY II HV FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Government Related Obligations	$—	$9,243,990	$—	$9,243,990
Short-Term Investments	—	7,484,702	—	7,484,702
U.S. Treasury Obligations	—	11,734,479	—	11,734,479
Money Market Funds	—	20,997,386	—	20,997,386
Futures Contracts*	1,198,783	—	—	1,198,783
Forward Foreign Currency Exchange Contracts*	—	137,764	—	137,764
Total Return Swap Contracts*	—	577,101	—	577,101

Total Assets	$1,198,783	$50,175,422	$—	$51,374,205

LIABILITIES
Futures Contracts*	$(492,239)	$—	$—	$(492,239)
Total Return Swap Contracts*	—	(2,144,589)	—	(2,144,589)

Total Liabilities	$(492,239)	$(2,144,589)	$—	$(2,636,828)

AQR RISK PARITY II MV FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Government Related Obligations	$—	$13,155,124	$—	$13,155,124
Short-Term Investments	—	18,771,214	—	18,771,214
U.S. Treasury Obligations	—	16,957,144	—	16,957,144
Money Market Funds	—	64,295,600	—	64,295,600
Futures Contracts*	1,906,055	—	—	1,906,055
Forward Foreign Currency Exchange Contracts*	—	203,793	—	203,793
Total Return Swap Contracts*	—	597,341	—	597,341

Total Assets	$1,906,055	$113,980,216	$—	$115,886,271

LIABILITIES
Futures Contracts*	$(735,912)	$—	$—	$(735,912)
Total Return Swap Contracts*	—	(3,014,438)	—	(3,014,438)

Total Liabilities	$(735,912)	$(3,014,438)	$—	$(3,750,350)

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$—	$191,572,102	$—	$191,572,102
Preferred Stocks†	—	3,759,671	—	3,759,671
Rights†	—	— (a)	—	— (a)
Money Market Funds	—	389,313,567	—	389,313,567
Futures Contracts*	2,238,282	—	—	2,238,282
Forward Foreign Currency Exchange Contracts*	—	2,462,754	—	2,462,754
Total Return Basket Swap Contracts*	—	16,304,539	—	16,304,539
Total Return Swap Contracts*	—	794,980	—	794,980

Total Assets	$2,238,282	$604,207,613	$—	$606,445,895

LIABILITIES
Common Stocks (Sold Short)†	$(1,541,491)	$(159,989,996)	$(31,454)	$(161,562,941)
Futures Contracts*	(5,395,985)	—	—	(5,395,985)
Total Return Swap Contracts*	—	(718,608)	—	(718,608)

Total Liabilities	$(6,937,476)	$(160,708,604)	$(31,454)	$(167,677,534)

AQR STYLE PREMIA ALTERNATIVE LV FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$—	$12,857,255	$—	$12,857,255
Preferred Stocks†	—	144,091	—	144,091
Rights†	—	— (a)	—	— (a)
Money Market Funds	—	54,481,271	—	54,481,271
Futures Contracts*	137,147	—	—	137,147
Forward Foreign Currency Exchange Contracts*	—	96,193	—	96,193
Total Return Basket Swaps Contracts*	—	334,032	—	334,032
Total Return Swap Contracts*	—	13,542	—	13,542

Total Assets	$137,147	$67,926,384	$—	$68,063,531

LIABILITIES
Common Stocks (Sold Short)†	$—	$(10,700,278)	$—	$(10,700,278)
Futures Contracts*	(266,727)	—	—	(266,727)
Total Return Swap Contracts*	—	(1,496)	—	(1,496)

Total Liabilities	$(266,727)	$(10,701,774)	$—	$(10,968,501)

*	Derivative instruments, including futures, total return swap, total return basket swap and forward foreign currency exchange contracts, are reported at the unrealized appreciation (depreciation) of the instrument. Credit default swap, interest rate swap and option contracts are reported at market value.
†	Please refer to the Schedule of Investments to view securities segregated by country.
(a)	Security has zero value.

The Funds recognize all transfers at the beginning of the reporting period, related unrealized appreciation/(depreciation) is also transferred out at the beginning of the reporting period. Transfers between Level 1 and 2 generally relate to whether the principal market for the security becomes active or inactive. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g., frequency of trades), which resulted in a lack of or increase in available market inputs to determine price. During the period ended December 31, 2014, the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund had twenty-two investments and one investment, respectively, which transferred levels between 1 and 2. There were no transfers of investments between levels for any of the remaining Funds.

There were no Level 3 securities held at period end, except where noted in AQR Diversified Arbitrage Fund, AQR Multi-Strategy Alternative Fund and AQR Style Premia Alternative Fund. Securities classified as Level 3 in the Schedule of Investments are considered quantitatively insignificant in the aggregate for AQR Multi-Strategy Alternative Fund and AQR Style Premia Alternative Fund.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

The following tables include a rollforward of the balances of investments classified within Level 3 of the fair value hierarchy for the period ended December 31, 2014 for each Fund that held Level 3 securities that were considered quantitatively significant:

AQR DIVERSIFIED ARBITRAGE FUND	COMMON STOCK	CONVERTIBLE PREFERRED STOCK	LOAN PARTICIPATIONS/ CORPORATE BONDS	CONVERTIBLE BONDS	PREFERRED STOCKS	RIGHTS	WARRANTS		SHORT COMMON STOCKS
Balance as of December 31, 2013	$14,041,304	$24,735,848	$74,581,303	$7,850,420	$20,828,897	$2,835	$9,194,739		$—
Accrued discounts/(premiums)	—	—	(811,601)	1,157	—	—	—		—
Realized gain/(loss)	(2,109,884)	(56,989)	941,437	446,879	343,509	—	(469,846)		—
Change in unrealized appreciation/(depreciation)	(680,382)	1,297,846	(15,011,080)	(637,382)	(184,573)	3,283,187	(5,156,650)		(453)
Purchases[1]	46,800,620	—	62,064,173	1,688,988	—	—	—(	a)	—	(a)
Sales[2]	(139,113)	(1,104,705)	(67,862,823)	(8,995,099)	(20,134,322)	—	(2,065,855)		—
Transfers in to Level 3	24,878,862	—	28,273,160	—	—	—	11,162		—
Transfers out of Level 3	(12,355,158)	—	(2,473,086)	—	—	—	(242,811)		—
Balance as of December 31, 2014	$70,436,249	$24,872,000	$79,701,483	$354,963	$853,511	$3,286,022	$1,270,739		$(453)
Change in Unrealized appreciation/(depreciation) for securities still held at December 31, 2014	$(2,802,251)	$1,199,942	$(17,785,689)	$(444,961)	$(13,310)	$3,283,187	$912,454		$(453)

AQR MULTI-STRATEGY ALTERNATIVE FUND	CONVERTIBLE BOND	RIGHTS
Balance as of December 31, 2013	$1,089,000	$—
Accrued discounts/(premiums)	(32)	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	7,818	—
Purchases	—	—	(a)
Sales	(1,096,786)	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of December 31, 2014	$—	$—	(a)
Change in unrealized appreciation/(depreciation) for securities still held at December 31, 2014	$—	$—

1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, pay downs and securities tendered in a corporate action.
(a)	Security has zero value.

The fair market values of Level 3 investments are based on significant unobservable inputs that reflect the Advisor’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

The significant unobservable inputs used in the fair value measurement of a Fund’s investments in common stocks, corporate bonds, convertible bonds, convertible preferred stocks and warrants potentially include credit spread, liquidity discount and volatility. Significant increases in the credit spread or liquidity discount inputs in isolation would potentially result in a significantly lower fair value measurement, whereas an increase in volatility generally results in a higher fair value measurement. Generally, a change in the assumption used for the credit spread would be accompanied by a directionally-similar change in the assumptions used for the volatility and liquidity discount. Investments in common stocks potentially include liquidity discounts, theoretical values, book to value analysis and/or broker quotes. Significant changes in any of these inputs would significantly change the fair value measurement of the position.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

At December 31, 2014, all of the investments classified within Level 3 of the fair value hierarchy held by the AQR Multi-Strategy Alternative Fund are valued by vendor pricing or brokers. The following table summarizes the quantitative inputs and assumptions used in the valuation of investments classified within Level 3 of the fair value hierarchy for the period ended December 31, 2014 for the AQR Diversified Arbitrage Fund:

Quantitative Information about Level 3 Fair Value Measurements*

INVESTMENT TYPE	FAIR VALUE AT 12/31/14	VALUATION METHODOLOGY	UNOBSERVABLE INPUT(S)	INPUT VALUE/RANGE	WEIGHTED AVERAGE

Common Stock	$641,894	Enterprise Value Waterfall Analysis	Discount for lack of marketability	20.2%—23.2%	22.2%
			Multiple of EBITDA	6.5x—7.5x	7.0x
			Revenue multiple	1.2x—1.3x	1.25x

	$37,775,050	Fundamental Analysis	Discount for lack of marketability	4.7%—21.1%	6.0%
	$2,250	Liquidation Analysis	Liquidation cost (% of capital)	71.9%	N/A

			Recovery probability	2.5%	N/A
	$1,397,772	Probability Weighted Expected Return	Discount for lack of marketability	34.9%	N/A
			Equity cost of capital	25.0%	N/A
			Legal fees (% of proceeds)	9.8%	N/A
			Scenario probability	50.0%	N/A

Convertible Bonds	$66,523	Liquidation Analysis	Expected remaining distributions (% of par)	4.5%	N/A
			Liquidation cost (% of capital)	71.9%	N/A
			Recovery probability	2.5%	N/A

Convertible Preferred Stocks	$24,871,058	Discounted Cash Flow Analysis	Discount rate	5.6%	N/A

Corporate Bonds	$50,283	Discounted Cash Flow Analysis	Discount rate	11.6%	N/A
			Multiple of EBITDA	5.5x—6.5x	6.0x
	$562,216	Liquidation Analysis	Liquidation cost (% of capital)	0.3%—71.9%	3.8%
			Recovery probability	2.5%	N/A

Preferred Stock	$853,511	Enterprise Value Waterfall Analysis	Discount for lack of marketability	8.0%	N/A
			Multiple of EBITDA	4.8x—5.8x	5.3x

Rights	$343,341	Black-Scholes	Discount for lack of marketability	32.6%	N/A
	$2,889,628	Probability Weighted Expected Return	Discount for lack of marketability	14.0%—40.5%	17.0%
			Equity cost of capital	12.4%—21.0%	13.3%
			Scenario probability	26.3%—90.0%	65.6%

Warrant	$6,458	Black-Scholes	Discount for lack of marketability**	20.9%—39.1%	29.8%

*	The table above does not include Level 3 securities that are valued by pricing vendors or brokers. At December 31, 2014, the value of these securities was $111,314,530. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 5. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of pricing vendor and/or broker due diligence, unchanged price review and consideration of macro or security specific events.
**	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

6. Federal Income Tax Matters

At December 31, 2014, the cost of long security positions and aggregate gross unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
AQR Diversified Arbitrage Fund	$2,960,518,080	$132,087,436	$(260,847,257)	$(128,759,821)
AQR Equity Market Neutral Fund	5,399,594	64,618	(73,881)	(9,263)
AQR Global Macro Fund	33,104,956	—	—	—
AQR Long-Short Equity Fund	49,827,080	—	—	—
AQR Managed Futures Strategy Fund	6,445,716,688	294,429	—	294,429
AQR Managed Futures Strategy HV Fund	178,832,847	3,364	—	3,364
AQR Multi-Strategy Alternative Fund	1,265,926,589	161,375,401	(77,938,665)	83,436,736
AQR Risk Balanced Commodities Strategy Fund	71,643,269	2	—	2
AQR Risk Parity Fund	620,271,396	1,442,977	(9,876,750)	(8,433,773)
AQR Risk Parity II HV Fund	50,469,381	38,777	(1,047,601)	(1,008,824)
AQR Risk Parity II MV Fund	114,714,682	3,569	(1,539,169)	(1,535,600)
AQR Style Premia Alternative Fund	593,932,704	21,946,681	(31,234,045)	(9,287,364)
AQR Style Premia Alternative LV Fund	67,964,806	151,001	(633,190)	(482,189)

The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals, mark to market on passive foreign investment companies (“PFIC”), non-taxable dividends, straddle loss deferral, investments in partnerships, basis adjustments, prior year and current year deflation deferral.

As of December 31, 2014, the components of net assets (excluding paid in capital) on a tax basis were as follows:

FUND	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR TAX BASIS CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION (DEPRECIATION)	POST OCTOBER CAPITAL OR LATE YEAR ORDINARY LOSS DEFERRALS	OTHER TEMPORARY DIFFERENCES	TOTAL ACCUMULATED EARNINGS
AQR Diversified Arbitrage Fund	$18,501,114	$(55,968,355)	$(163,152,258)	$(11,138,486)	$973,861	$(210,784,124)
AQR Equity Market Neutral Fund	—	(3,749)	15,804	(2,791)	—	9,264
AQR Global Macro Fund	982,330	410,604	(151,177)	(1,120,829)	(125,727)	(4,799)
AQR Long-Short Equity Fund	—	—	175,413	(44,846)	—	130,567
AQR Managed Futures Strategy Fund	95,055,714	95,762,665	(87,665,613)	—	(192,178,981)	(89,026,215)
AQR Managed Futures Strategy HV Fund	5,577,663	8,702,469	(770,941)	—	(7,884,846)	5,624,345
AQR Multi-Strategy Alternative Fund	—	11,812,436	(28,277,366)	(10,485,297)	(26,196,833)	(53,147,060)
AQR Risk Balanced Commodities Strategy Fund	—	(12,630)	(9,676,051)	—	618,097	(9,070,584)
AQR Risk Parity Fund	7,944,454	194,853	(20,006,908)	(44,630)	6,214,696	(5,697,535)
AQR Risk Parity II HV Fund	1,574,300	495,227	(3,380,960)	—	931,290	(380,143)
AQR Risk Parity II MV Fund	2,013,409	1,018,242	(5,141,503)	—	1,409,508	(700,344)
AQR Style Premia Alternative Fund	8,446,124	—	(23,712,685)	(7,392,219)	3,967,552	(18,691,228)
AQR Style Premia Alternative LV Fund	665,350	28,349	(301,264)	(197,202)	(115,725)	79,508

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral losses on wash sales and other book and tax differences including, mark to market on PFICs, mark to market on forward foreign currency exchange contracts, mark to market on future contracts, mark to market on swaps, non-taxable dividends, late year ordinary loss deferrals, straddle loss deferrals, loss deferrals on unsettled short sales, investments in partnerships, constructive sales, investments in treasury inflation protected securities, unamortized and amortized of organizational costs, post-October capital loss deferrals, derivative contracts closed by offset, basis adjustments, prior year and current year deflation deferral, Section 305(c) deemed dividend adjustment, Cayman subsidiary taxable income, CPDI accrued income, loss deferrals on substantial overlap.

As of December 31, 2014, the effect of permanent book/tax reclassifications resulted in increase (decrease) to the components of net assets as follows:

FUND	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS	PAID-IN CAPITAL
AQR Diversified Arbitrage Fund	$(7,265,438)	$(18,136,082)	$25,401,520
AQR Equity Market Neutral Fund	7,924	19,978	(27,902)
AQR Global Macro Fund	(1,028,505)	921,158	107,347
AQR Long-Short Equity Fund	423,837	(135,894)	(287,943)
AQR Managed Futures Strategy Fund	(8,091,043)	(473,885,239)	481,976,282
AQR Managed Futures Strategy HV Fund	3,167,822	(19,011,600)	15,843,778
AQR Multi-Strategy Alternative Fund	51,035,416	(77,976,769)	26,941,353
AQR Risk Balanced Commodities Strategy Fund	(2,427,604)	8,047,231	(5,619,627)
AQR Risk Parity Fund	27,151,926	(13,454,273)	(13,697,653)
AQR Risk Parity II HV Fund	1,037,290	1,204,332	(2,241,622)
AQR Risk Parity II MV Fund	1,529,056	2,458,952	(3,988,008)
AQR Style Premia Alternative Fund	28,746,666	(45,361,685)	16,615,019
AQR Style Premia Alternative LV Fund	(425,213)	183,777	241,436

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due the tax treatment of foreign currency gain/losses, dividend expense for securities sold short, investments in REITs, investments in PFICs, investments in swap contracts, redemptions in-kinds, distribution reclassifications, redemptions used as distributions, return of capital distributions, non-taxable dividends, non-deductible expenses, paydowns gain/loss, net operating losses, prior year and current year deflation deferral, ordinary loss, finance charges and monthly reset on basket swaps, basis adjustments, CPDI accrual income, section 988 reclass and the tax treatment of income from investments in the subsidiary. The result of operations and net assets were not affected by the reclassifications.

The tax character of distributions paid during the periods ended December 31, 2014 and December 31, 2013 were as follows:

FUND	DECEMBER 31, 2014 ORDINARY INCOME	CAPITAL GAINS	RETURN OF CAPITAL	DECEMBER 31, 2013 ORDINARY INCOME	CAPITAL GAINS	RETURN OF CAPITAL
AQR Diversified Arbitrage Fund	$42,184,546	$—	$—	$44,059,462	$14,410,981	$21,724,609
AQR Equity Market Neutral Fund	327,559	—	3,100	—	—	—
AQR Global Macro Fund	—	65,718	—	—	—	—
AQR Long-Short Equity Fund	3,695,245	158,787	137,442	439,168	55,727	—
AQR Managed Futures Strategy Fund	397,007,505	194,482,633	—	6,115,369	52,416,671	—
AQR Managed Futures Strategy HV Fund	15,283,006	3,010,679	—	39,794	—	—
AQR Multi-Strategy Alternative Fund	108,646,645	398,487	—	77,873,599	7,128,688	—
AQR Risk Balanced Commodities Strategy Fund	—	—	—	—	—	—
AQR Risk Parity Fund	65,645,098	15,092,700	—	49,971,618	11,583,408	—
AQR Risk Parity II HV Fund	3,324,717	2,288,332	—	134,991	—	—
AQR Risk Parity II MV Fund	3,714,288	3,529,309	—	74,964	—	—
AQR Style Premia Alternative Fund	61,067,637	5,032,183	—	7,859,288	—	—
AQR Style Premia Alternative LV Fund	380,534	69,820	—	—	—	—

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

During the period ended December 31, 2014, the Funds utilized capital loss carryforwards in the amounts listed below:

FUND	SHORT-TERM	LONG-TERM
AQR Multi-Strategy Alternative Fund	$—	$25,330,530
AQR Risk Parity II HV Fund	149,828	—
AQR Risk Parity II MV Fund	149,623	—

As of December 31, 2014, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations.

FUND	SHORT-TERM	LONG-TERM
AQR Diversified Arbitrage Fund	$55,968,355	$—
AQR Equity Market Neutral Fund	1,143	2,606
AQR Risk Balanced Commodities Strategy Fund	12,630	—

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law.

7. Investment Transactions

During the period ended December 31, 2014, the cost of purchases and the proceeds from sales of investments (excluding swap contracts, forward foreign currency exchange contracts, futures contracts and short-term investments) were as follows:

FUND	PURCHASES	SALES	SECURITIES SOLD SHORT	COVERS ON SECURITIES SOLD SHORT
AQR Diversified Arbitrage Fund	$7,081,539,800	$6,640,137,183	$2,878,442,152	$2,368,819,336
AQR Equity Market Neutral Fund	2,192,161	139,734	2,059,538	178,331
AQR Global Macro Fund	—	—	—	—
AQR Long-Short Equity Fund	—	—	—	—
AQR Managed Futures Strategy Fund	—	—	—	—
AQR Managed Futures Strategy HV Fund	—	—	—	—
AQR Multi-Strategy Alternative Fund	1,096,573,449	1,749,679,634	907,855,679	1,463,424,868
AQR Risk-Balanced Commodities Strategy Fund	—	—	—	—
AQR Risk Parity Fund	287,622,413	416,600,461	—	—
AQR Risk Parity II HV Fund	35,357,673	29,344,847	—	—
AQR Risk Parity II MV Fund	54,195,123	43,965,707	—	—
AQR Style Premia Alternative Fund	292,910,737	48,093,570	277,979,252	74,937,697
AQR Style Premia Alternative LV Fund	13,562,477	92,463	11,458,218	234,893

During the period ended December 31, 2014, the Funds had purchases and sales of long-term U.S. Government obligations as follows:

FUND	PURCHASES	SALES
AQR Diversified Arbitrage Fund	$34,327,792	$39,290,680
AQR Multi-Strategy Alternative Fund	5,129,454	4,736,360
AQR Risk Parity Fund	181,234,033	270,177,269
AQR Risk Parity II HV Fund	22,505,361	20,504,892
AQR Risk Parity II MV Fund	35,011,014	30,563,784

8. Derivative Instruments and Activities

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The Funds’ derivative contracts held at December 31, 2014, are not accounted for as hedging instruments under GAAP. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities across derivative types that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities. All financial instruments held by the Funds were subject to a master netting agreement or similar arrangement. There were no financial instruments subject to a netting agreement for which the Funds are not currently netting.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

The following table lists the fair value of derivatives instruments held by the Funds, by primary underlying risk and contract type, as included in the Statements of Assets and Liabilities at December 31, 2014.

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE
Equity Risk Exposure:
AQR Diversified Arbitrage Fund	$—	$25,996,085	$—	$12,177,848	$2,350,674	$—	$741,825
AQR Equity Market Neutral Fund	10,060	329,807	—	17,194	—	—	—
AQR Global Macro Fund	366,317	7,959	—	203,628	1,929	—	—
AQR Long-Short Equity Fund	1,012,487	3,571,282	—	82,246	80,167	—	—
AQR Managed Futures Strategy Fund	33,011,551	6,699,294	—	10,687,827	—	—	—
AQR Managed Futures Strategy HV Fund	1,390,915	287,232	—	441,841	—	—	—
AQR Multi-Strategy Alternative Fund	3,353,314	71,946,389	—	11,481,621	10,496,933	—	239,581
AQR Risk Parity Fund	5,160,051	588,186	—	510,201	—	—	—
AQR Risk Parity II HV Fund	827,900	93,800	—	80,870	—	—	—
AQR Risk Parity II MV Fund	1,204,337	140,206	—	126,349	—	—	—
AQR Style Premia Alternative Fund	3,086,295	17,740,794	—	6,834,503	1,361,956	—	—
AQR Style Premia Alternative LV Fund	133,174	341,370	—	240,731	15,328	—	—

Foreign Exchange Rate Risk Exposure:
AQR Diversified Arbitrage Fund	—	—	10,035,791	—	—	3,569,708	—
AQR Equity Market Neutral Fund	—	—	11,071	—	—	3,860	—
AQR Global Macro Fund	—	—	572,156	—	—	334,088	—
AQR Long-Short Equity Fund	—	—	968	—	—	146,603	—
AQR Managed Futures Strategy Fund	—	—	166,480,487	—	—	99,912,936	—
AQR Managed Futures Strategy HV Fund	—	—	6,921,104	—	—	4,181,528	—
AQR Multi-Strategy Alternative Fund	—	—	26,262,697	—	—	21,190,473	—
AQR Risk Parity Fund	—	—	4,676,054	—	—	6,559,600	—
AQR Risk Parity II HV Fund	—	—	147,892	—	—	10,128	—
AQR Risk Parity II MV Fund	—	—	208,316	—	—	4,523	—
AQR Style Premia Alternative Fund	—	—	10,694,693	—	—	8,231,939	—
AQR Style Premia Alternative LV Fund	—	—	421,897	—	—	325,704	—

Interest Rate Risk Exposure:
AQR Diversified Arbitrage Fund	309,803	—	—	235,724	—	—	—
AQR Global Macro Fund	383,292	3,841,738	—	359,532	3,912,259	—	—
AQR Managed Futures Strategy Fund	89,110,867	7,350,931	—	4,024,580	4,486,736	—	—
AQR Managed Futures Strategy HV Fund	3,829,819	211,451	—	138,898	209,938	—	—
AQR Multi-Strategy Alternative Fund	1,905,557	6,861,339	—	2,752,449	2,016,569	—	—
AQR Risk Parity Fund	184,725	13,427,795	—	—	2,274,221	—	—
AQR Risk Parity II HV Fund	451,752	483,301	—	—	—	—	—
AQR Risk Parity II MV Fund	828,067	457,135	—	—	—	—	—
AQR Style Premia Alternative Fund	731,280	2,866,705	—	2,017,585	3,014,653	—	—
AQR Style Premia Alternative LV Fund	25,306	150,105	—	166,326	130,853	—	—

Credit Risk Exposure:
AQR Diversified Arbitrage Fund	—	1,692,739	—	—	15,259,114	—	—
AQR Multi-Strategy Alternative Fund	—	3,547,704	—	—	—	—	—
AQR Risk Parity Fund	—	16,646,274	—	—	2,030,060	—	—

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE
Commodity Risk Exposure:
AQR Global Macro Fund	$349,238	$158,409	$—	$142,745	$70,541	$—	$—
AQR Managed Futures Strategy Fund	112,446,270	33,883,811	—	10,392,465	37,540,627	—	—
AQR Managed Futures Strategy HV Fund	3,782,517	4,075,842	—	387,522	2,247,642	—	—
AQR Multi-Strategy Alternative Fund	4,003,617	21,467,317	—	1,761,686	9,249,694	—	—
AQR Risk-Balanced Commodities Strategy Fund	1,417,298	8,336,102	—	2,139,469	13,697,645	—	—
AQR Risk Parity Fund	3,296	20,163,211	—	26,918	40,641,992	—	—
AQR Risk Parity II HV Fund	349,497	1,409,057	—	841,735	3,553,646	—	—
AQR Risk Parity II MV Fund	500,563	1,988,052	—	1,236,475	5,002,490	—	—
AQR Style Premia Alternative Fund	4,232,675	179,604	—	2,355,865	29,583	—	—
AQR Style Premia Alternative LV Fund	224,251	5,020	—	105,254	4,236	—	—

Netting:
AQR Diversified Arbitrage Fund	(309,803)	(17,609,788)	(3,569,708)	(309,803)	(17,609,788)	(3,569,708)	—
AQR Equity Market Neutral Fund	(10,060)	—	(3,860)	(10,060)	—	(3,860)	—
AQR Global Macro Fund	(705,905)	(3,984,729)	(334,088)	(705,905)	(3,984,729)	(334,088)	—
AQR Long-Short Equity Fund	(82,246)	(80,167)	(968)	(82,246)	(80,167)	(968)	—
AQR Managed Futures Strategy Fund	(25,104,872)	(42,027,363)	(99,912,936)	(25,104,872)	(42,027,363)	(99,912,936)	—
AQR Managed Futures Strategy HV Fund	(968,261)	(2,457,580)	(4,181,528)	(968,261)	(2,457,580)	(4,181,528)	—
AQR Multi-Strategy Alternative Fund	(9,262,488)	(21,763,196)	(21,190,473)	(9,262,488)	(21,763,196)	(21,190,473)	—
AQR Risk-Balanced Commodities Strategy Fund	(1,417,298)	(8,336,102)	—	(1,417,298)	(8,336,102)	—	—
AQR Risk Parity Fund	(537,119)	(44,946,273)	(4,676,054)	(537,119)	(44,946,273)	(4,676,054)	—
AQR Risk Parity II HV Fund	(922,605)	(1,986,158)	(10,128)	(922,605)	(1,986,158)	(10,128)	—
AQR Risk Parity II MV Fund	(1,362,824)	(2,585,393)	(4,523)	(1,362,824)	(2,585,393)	(4,523)	—
AQR Style Premia Alternative Fund	(8,050,250)	(4,406,192)	(8,231,939)	(8,050,250)	(4,406,192)	(8,231,939)	—
AQR Style Premia Alternative LV Fund	(382,731)	(150,417)	(325,704)	(382,731)	(150,417)	(325,704)	—

Net Fair Value of Derivative Contracts:
AQR Diversified Arbitrage Fund	—	10,079,036	6,466,083	12,103,769	—	—	741,825
AQR Equity Market Neutral Fund	—	329,807	7,211	7,134	—	—	—
AQR Global Macro Fund	392,942	23,377	238,068	—	—	—	—
AQR Long-Short Equity Fund	930,241	3,491,115	—	—	—	145,635	—
AQR Managed Futures Strategy Fund	209,463,816	5,906,673	66,567,551	—	—	—	—
AQR Managed Futures Strategy HV Fund	8,034,990	2,116,945	2,739,576	—	—	—	—
AQR Multi-Strategy Alternative Fund	—	82,059,553	5,072,224	6,733,268	—	—	239,581
AQR Risk-Balanced Commodities Strategy Fund	—	—	—	722,171	5,361,543	—	—
AQR Risk Parity Fund	4,810,953	5,879,193	—	—	—	1,883,546	—
AQR Risk Parity II HV Fund	706,544	—	137,764	—	1,567,488	—	—
AQR Risk Parity II MV Fund	1,170,143	—	203,793	—	2,417,097	—	—
AQR Style Premia Alternative Fund	—	16,380,911	2,462,754	3,157,703	—	—	—
AQR Style Premia Alternative LV Fund	—	346,078	96,193	129,580	—	—	—

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

The following table indicates the effect of derivative instruments, by primary underlying risk exposure and contract type, on the Statements of Operations for the period ended December 31, 2014:

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS				NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAPS AND SWAPS ON FUTURES CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS	FUTURES CONTRACTS	SWAPS AND SWAPS ON FUTURES CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS
Equity Risk Exposure:
AQR Diversified Arbitrage Fund	$(58,846,156)	$(187,366,300)	$—	$2,528,855	$513,766	$134,659,869	$—	$1,661,622
AQR Equity Market Neutral Fund	(19,496)	(20,421)	—	—	(7,134)	329,807	—	—
AQR Global Macro Fund	(4,021)	(281,130)	—	—	162,689	6,030	—	—
AQR Long-Short Equity Fund	277,868	196,220	—	—	848,762	3,226,570	—	—
AQR Managed Futures Strategy Fund	(79,536,153)	(6,730,607)	—	—	(86,916,254)	3,377,764	—	—
AQR Managed Futures Strategy HV Fund	(5,680,786)	(860,226)	—	—	(7,703)	259,334	—	—
AQR Multi-Strategy Alternative Fund.	(39,017,057)	39,862,253	—	259,320	(4,602,182)	27,304,344	—	(143,949)
AQR Risk Parity Fund	19,793,339	648,260	—	—	(9,241,405)	(722,311)	—	—
AQR Risk Parity II HV Fund	1,933,727	82,706	—	—	30,170	25,991	—	—
AQR Risk Parity II MV Fund	1,807,926	224,533	—	—	177,207	55,922	—	—
AQR Style Premia Alternative Fund	1,953,978	18,112,212	—	—	(5,132,017)	17,238,475	—	—
AQR Style Premia Alternative LV Fund	(4,140)	26,584	—	—	(107,557)	326,043	—	—
Foreign Exchange Rate Risk Exposure:
AQR Diversified Arbitrage Fund	—	—	5,899,941	—	—	—	7,062,468	—
AQR Equity Market Neutral Fund	—	—	12,786	—	—	—	7,211	—
AQR Global Macro Fund	—	—	486,961	—	—	—	238,068	—
AQR Long-Short Equity Fund	—	—	(477,299)	—	—	—	(145,188)	—
AQR Managed Futures Strategy Fund	—	—	228,217,811	—	—	—	(46,184,801)	—
AQR Managed Futures Strategy HV Fund	—	—	11,506,281	—	—	—	1,719,440	—
AQR Multi-Strategy Alternative Fund.	—	—	42,293,381	—	—	—	544,059	—
AQR Risk Parity Fund	—	—	13,412,570	—	—	—	(375,013)	—
AQR Risk Parity II HV Fund	—	—	928,121	—	—	—	170,195	—
AQR Risk Parity II MV Fund	—	—	1,390,731	—	—	—	252,690	—
AQR Style Premia Alternative Fund	—	—	13,279,255	—	—	—	2,087,994	—
AQR Style Premia Alternative LV Fund	—	—	301,925	—	—	—	96,193	—

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS				NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAPS AND SWAPS ON FUTURES CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS	FUTURES CONTRACTS	SWAPS AND SWAPS ON FUTURES CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS
Interest Rate Risk Exposure:
AQR Diversified Arbitrage Fund	$(7,414,406)	$191,292,780	$—	$—	$(1,048,988)	$(142,472,536)	$—	$—
AQR Global Macro Fund	(1,322,239)	233,231	—	—	23,760	42,809	—	—
AQR Managed Futures Strategy Fund	72,773,479	22,713,654	—	—	74,341,913	6,842,193	—	—
AQR Managed Futures Strategy HV Fund	5,352,510	421,037	—	—	3,591,688	31,031	—	—
AQR Multi-Strategy Alternative Fund	(32,726,212)	15,520,398	—	—	997,540	8,117,823	—	—
AQR Risk Parity Fund	3,727,509	27,928,408	—	—	5,237,508	23,662,008	—	—
AQR Risk Parity II HV Fund	2,410,285	1,637,863	—	—	710,800	683,844	—	—
AQR Risk Parity II MV Fund	4,389,143	1,265,215	—	—	1,426,597	488,025	—	—
AQR Style Premia Alternative Fund	(14,875,604)	755,609	—	—	(566,297)	2,587,427	—	—
AQR Style Premia Alternative LV Fund	(356,276)	235,220	—	—	(141,020)	19,251	—	—
Credit Risk Exposure:
AQR Diversified Arbitrage Fund	—	(14,835,553)	—	—	—	4,623,934	—	—
AQR Global Macro Fund	—	(9,073)	—	—	—	—	—	—
AQR Multi-Strategy Alternative Fund	—	817,986	—	—	—	(134,705)	—	—
AQR Risk Parity Fund	—	27,789,743	—	—	—	(13,489,659)	—	—
Commodity Risk Exposure:
AQR Global Macro Fund	566,083	14,235	—	—	206,493	87,868	—	—
AQR Managed Futures Strategy Fund	305,890,109	138,726,226	—	—	99,347,109	(24,279,811)	—	—
AQR Managed Futures Strategy HV Fund	9,422,161	7,811,974	—	—	3,370,268	1,852,589	—	—
AQR Multi-Strategy Alternative Fund	5,697,417	39,361,867	—	—	(229,827)	13,807,690	—	—
AQR Risk-Balanced Commodities Strategy Fund	(1,244,899)	(6,801,874)	—	—	(556,472)	(4,789,316)	—	—
AQR Risk Parity Fund	4,994,578	(15,340,035)	—	—	1,728,544	(23,458,031)	—	—
AQR Risk Parity II HV Fund	90,872	(1,671,820)	—	—	(444,484)	(2,315,839)	—	—
AQR Risk Parity II MV Fund	(662,304)	(2,339,726)	—	—	(616,977)	(3,203,319)	—	—
AQR Style Premia Alternative Fund	12,296,449	5,505,099	—	—	(1,150,849)	(700,074)	—	—
AQR Style Premia Alternative LV Fund	215,005	20,284	—	—	118,997	784	—	—

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

The following tables present, by counterparty and contract type, the Funds’ derivative assets and liabilities as of December 31, 2014.

AQR DIVERSIFIED ARBITRAGE FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
Bank of America	Total Return Basket Swaps Contracts	$425,787	$—	$425,787	$—	$—	$425,787
CitiBank	Credit Default Swap Contracts	1,692,739	(1,692,739)	—	—	—	—
	Forward Foreign Currency Exchange Contracts	460,800	(46,569)	414,231	—	—	414,231
	Total Return Basket Swaps Contracts	30,664	—	30,664	—	—	30,664
	Total CitiBank	2,184,203	(1,739,308)	444,895	—	—	444,895
Credit Suisse	Forward Foreign Currency Exchange Contracts	3,488,268	(644,844)	2,843,424	—	(2,600,000)	243,424
Deutsche Bank	Total Return Basket Swaps Contracts	25,283,221	(2,350,674)	22,932,547	—	—	22,932,547
J.P. Morgan	Futures Contracts	309,803	—	309,803	—	—	309,803
	Total Return Basket Swaps Contracts	256,413	—	256,413	—	—	256,413
	Total J.P. Morgan	566,216	—	566,216	—	—	566,216
The Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	6,086,723	(2,878,295)	3,208,428	—	(3,208,428)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		38,034,418	(7,613,121)	30,421,297	—	(5,808,428)	24,612,869

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
Barclays Capital	Futures Contracts	$12,413,572	$—	$12,413,572	$—	$(12,413,572)	$—
CitiBank	Credit Default Swap Contracts	15,259,114	(1,692,739)	13,566,375	—	(13,566,375)	—
	Forward Foreign Currency Exchange Contracts	46,569	(46,569)	—	—	—	—
	Total CitiBank	15,305,683	(1,739,308)	13,566,375	—	(13,566,375)	—
Credit Suisse	Forward Foreign Currency Exchange Contracts	644,844	(644,844)	—	—	—	—
Deutsche Bank	Total Return Basket Swaps Contracts	2,350,674	(2,350,674)	—	—	—	—
J.P. Morgan	Written Options	741,825	—	741,825	(741,825)	—	—
The Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	2,878,295	(2,878,295)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		34,334,893	(7,613,121)	26,721,772	(741,825)	(25,979,947)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $81,572.
(b)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $147,557,356.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

AQR EQUITY MARKET NEUTRAL FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Credit Suisse	Forward Foreign Currency Exchange Contracts	$11,071	$(3,860)	$7,211	$—	$—	$7,211
J.P. Morgan	Futures Contracts	10,060	(10,060)	—	—	—	—
Morgan Stanley
	Total Return Basket Swaps Contracts	329,807	—	329,807	—	—	329,807
Total financial instruments subject to a master netting arrangement or similar arrangement		350,938	(13,920)	337,018	—	—	337,018

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Barclays Capital	Futures Contracts	$6,532	$—	$6,532	$—	$(6,532)	$—
Credit Suisse	Forward Foreign Currency Exchange Contracts	3,860	(3,860)	—	—	—	—
J.P. Morgan	Futures Contracts	10,662	(10,060)	602	—	(602)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		21,054	(13,920)	7,134	—	(7,134)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $917,183.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

AQR GLOBAL MACRO FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$66,225	$(8,959)	$57,266	$—	$(10,000)	$47,266
Barclays Capital	Futures Contracts	366,317	(201,841)	164,476	—	—	164,476
	Total Return Swap Contracts	60,378	(25,939)	34,439	—	—	34,439
	Total Barclays Capital	426,695	(227,780)	198,915	—	—	198,915
CitiBank	Total Return Swap Contracts	98,031	(44,602)	53,429	—	—	53,429
Credit Suisse	Forward Foreign Currency Exchange Contracts	572,156	(334,088)	238,068	—	(238,068)	—
	Interest Rate Swap Contracts	3,783,472	(3,783,472)	—	—	—	—
	Total Credit Suisse	4,355,628	(4,117,560)	238,068	—	(238,068)	—
Goldman Sachs	Futures Contracts	240,911	(61,435)	179,476	—	—	179,476
J.P. Morgan	Futures Contracts	491,619	(442,629)	48,990	—	—	48,990
Total financial instruments subject to a master netting agreement or similar arrangement		5,679,109	(4,902,965)	776,144	—	(248,068)	528,076

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$8,959	$(8,959)	$—	$—	$—	$—
Barclays Capital	Futures Contracts	201,841	(201,841)	—	—	—	—
	Total Return Swap Contracts	25,939	(25,939)	—	—	—	—
	Total Barclays Capital	227,780	(227,780)	—	—	—	—
CitiBank	Total Return Swap Contracts	44,602	(44,602)	—	—	—	—
Credit Suisse	Forward Foreign Currency Exchange Contracts	334,088	(334,088)	—	—	—	—
	Interest Rate Swap Contracts	3,905,229	(3,783,472)	121,757	—	(121,757)	—
	Total Credit Suisse	4,239,317	(4,117,560)	121,757	—	(121,757)	—
Goldman Sachs	Futures Contracts	61,435	(61,435)	—	—	—	—
J.P. Morgan	Futures Contracts	442,629	(442,629)	—	—	—	—
Total financial instruments subject to a master netting agreement or similar arrangement		5,024,722	(4,902,965)	121,757	—	(121,757)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $41,932.
(b)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $3,041,855.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

AQR LONG SHORT EQUITY FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Barclays Capital	Futures Contracts	$1,012,487	$(82,246)	$930,241	$—	$—	$930,241
CitiBank	Forward Foreign Currency Exchange Contracts	496	(496)	—	—	—	—
Credit Suisse	Forward Foreign Currency Exchange Contracts	472	(472)	—	—	—	—
Deutsche Bank	Total Return Basket Swaps Contracts	936,975	(2,219)	934,756	—	—	934,756
Goldman Sachs	Total Return Basket Swaps Contracts	2,618,865	(77,948)	2,540,917	—	—	2,540,917
	Total Return Swap Contracts	15,442	—	15,442	—	—	15,442
	Total Goldman Sachs	2,634,307	(77,948)	2,556,359	—	—	2,556,359
Total financial instruments subject to a master netting arrangement or similar arrangement		4,584,737	(163,381)	4,421,356	—	—	4,421,356

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Barclays Capital	Futures Contracts	$82,246	$(82,246)	$—	$—	$—	$—
CitiBank	Forward Foreign Currency Exchange Contracts	73,307	(496)	72,811	—	(72,811)	—
Credit Suisse	Forward Foreign Currency Exchange Contracts	73,296	(472)	72,824	—	(30,001)	42,823
Deutsche Bank	Total Return Basket Swaps Contracts	2,219	(2,219)	—	—	—	—
Goldman Sachs	Total Return Basket Swaps Contracts	77,948	(77,948)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		309,016	(163,381)	145,635	—	(102,812)	42,823

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $11,918,280.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

AQR MANAGED FUTURES STRATEGY FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$14,050,225	$(4,486,736)	$9,563,489	$—	$(7,990,000)	$1,573,489
Barclays Capital	Futures Contracts	33,011,551	(9,165,227)	23,846,324	—	—	23,846,324
	Total Return Swap Contracts	2,111,496	(264,194)	1,847,302	—	—	1,847,302
	Total Barclays Capital	35,123,047	(9,429,421)	25,693,626	—	—	25,693,626
CitiBank	Forward Foreign Currency Exchange Contracts	83,099,366	(49,972,132)	33,127,234	—	—	33,127,234
	Total Return Swap Contracts	18,894,221	(18,894,221)	—	—	—	—
	Total CitiBank	101,993,587	(68,866,353)	33,127,234	—	—	33,127,234
Credit Suisse	Forward Foreign Currency Exchange Contracts	83,381,121	(49,940,804)	33,440,317	—	(25,790,000)	7,650,317
Deutsche Bank	Total Return Swap Contracts	11,623,027	(4,985,380)	6,637,647	—	(6,637,647)	—
Goldman Sachs	Futures Contracts	103,046,119	(3,131,761)	99,914,358	—	(67,445,508)	32,468,850
J.P. Morgan	Futures Contracts	98,511,018	(12,807,884)	85,703,134	—	—	85,703,134
Merrill Lynch	Total Return Swap Contracts	1,255,067	(1,255,067)	—	—	—	—
Total financial instruments subject to a master netting agreement or similar arrangement		448,983,211	(154,903,406)	294,079,805	—	(107,863,155)	186,216,650

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$4,486,736	$(4,486,736)	$—	$—	$—	$—
Barclays Capital	Futures Contracts	9,165,227	(9,165,227)	—	—	—	—
	Total Return Swap Contracts	264,194	(264,194)	—	—	—	—
	Total Barclays Capital	9,429,421	(9,429,421)	—	—	—	—
CitiBank	Forward Foreign Currency Exchange Contracts	49,972,132	(49,972,132)	—	—	—	—
	Total Return Swap Contracts	27,195,384	(18,894,221)	8,301,163	—	—	8,301,163
	Total CitiBank	77,167,516	(68,866,353)	8,301,163	—	—	8,301,163
Credit Suisse	Forward Foreign Currency Exchange Contracts	49,940,804	(49,940,804)	—	—	—	—
Deutsche Bank	Total Return Swap Contracts	4,985,380	(4,985,380)	—	—	—	—
Goldman Sachs	Futures Contracts	3,131,761	(3,131,761)	—	—	—	—
J.P. Morgan	Futures Contracts	12,807,884	(12,807,884)	—	—	—	—
Merrill Lynch	Total Return Swap Contracts	5,095,669	(1,255,067)	3,840,602	—	(3,840,602)	—
Total financial instruments subject to a master netting agreement or similar arrangement		167,045,171	(154,903,406)	12,141,765	—	(3,840,602)	8,301,163

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $8,762,353.
(b)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $397,336,809.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

AQR MANAGED FUTURES STRATEGY HV FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Bank of America	Total Return Swap Contracts	$498,683	$(209,938)	$288,745	$—	$(270,000)	$18,745
Barclays Capital	Futures Contracts	1,390,915	(379,903)	1,011,012	—	—	1,011,012
	Total Return Swap Contracts	1,758,469	(444,909)	1,313,560	—	(700,000)	613,560
	Total Barclays Capital	3,149,384	(824,812)	2,324,572	—	(700,000)	1,624,572
CitiBank	Forward Foreign Currency Exchange Contracts	3,454,546	(2,092,506)	1,362,040	—	—	1,362,040
	Total Return Swap Contracts	1,576,395	(1,576,395)	—	—	—	—
	Total CitiBank	5,030,941	(3,668,901)	1,362,040	—	—	1,362,040
Credit Suisse	Forward Foreign Currency Exchange Contracts	3,466,558	(2,089,022)	1,377,536	—	(1,060,000)	317,536
Deutsche Bank	Total Return Swap Contracts	740,978	(212,944)	528,034	—	(300,000)	228,034
Goldman Sachs	Futures Contracts	3,374,532	(68,398)	3,306,134	—	(608,392)	2,697,742
J.P. Morgan	Futures Contracts	4,237,804	(519,960)	3,717,844	—	—	3,717,844
Total financial instruments subject to a master netting agreement or similar arrangement		20,498,880	(7,593,975)	12,904,905	—	(2,938,392)	9,966,513

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$209,938	$(209,938)	$—	$—	$—	$—
Barclays Capital	Futures Contracts	379,903	(379,903)	—	—	—	—
	Total Return Swap Contracts	444,909	(444,909)	—	—	—	—
	Total Barclays Capital	824,812	(824,812)	—	—	—	—
CitiBank	Forward Foreign Currency Exchange Contracts	2,092,506	(2,092,506)	—	—	—	—
	Total Return Swap Contracts	1,589,789	(1,576,395)	13,394	—	(13,394)	—
	Total CitiBank	3,682,295	(3,668,901)	13,394	—	(13,394)	—
Credit Suisse	Forward Foreign Currency Exchange Contracts	2,089,022	(2,089,022)	—	—	—	—
Deutsche Bank	Total Return Swap Contracts	212,944	(212,944)	—	—	—	—
Goldman Sachs	Futures Contracts	68,398	(68,398)	—	—	—	—
J.P. Morgan	Futures Contracts	519,960	(519,960)	—	—	—	—
Total financial instruments subject to a master netting agreement or similar arrangement		7,607,369	(7,593,975)	13,394	—	(13,394)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $10,686,322.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
Bank of America	Total Return Basket Swap Contracts	$16,290
	Total Return Swap Contracts	6,952,141
	Total Bank of America	6,968,431	$(2,084,468)	$4,883,963	$—	$(4,883,963)	$—
Barclays Capital	Futures Contracts	3,353,314	(3,353,314)	—	—	—	—
CitiBank	Credit Default Swap Contracts	3,547,704	—	3,547,704	—	—	3,547,704
	Forward Foreign Currency Exchange Contracts	12,973,909	(10,598,667)	2,375,242	—	—	2,375,242
	Total Return Swap Contracts	13,283,774	(7,255,634)	6,028,140	—	(1,180,000)	4,848,140
	Total CitiBank	29,805,387	(17,854,301)	11,951,086	—	(1,180,000)	10,771,086
Credit Suisse	Forward Foreign Currency Exchange Contracts	13,275,740	(10,586,580)	2,689,160	—	(2,300,000)	389,160
Deutsche Bank	Total Return Basket Swaps Contracts	16,074,210
	Total Return Swap Contracts	5,188,237
	Total Deutsche Bank	21,262,447	(7,491,772)	13,770,675	—	(5,850,000)	7,920,675
Goldman Sachs	Futures Contracts	2,691,514	(401,836)	2,289,678	—	—	2,289,678
	Total Return Swap Contracts	42,318	—	42,318	—	—	42,318
	Total Goldman Sachs	2,733,832	(401,836)	2,331,996	—	—	2,331,996
J.P. Morgan	Futures Contracts	3,217,660	(3,217,660)	—	—	—	—
	Total Return Basket Swap Contracts	9,425,939	(1,054,343)	8,371,596	—	—	8,371,596
	Total J.P. Morgan	12,643,599	(4,272,003)	8,371,596	—	—	8,371,596
Merrill Lynch	Total Return Swap Contracts	2,995,306	(429,457)	2,565,849	—	—	2,565,849
Morgan Stanley and Co., International PLC	Total Return Swap Contracts	400,061	(400,061)	—	—	—	—
Morgan Stanley Capital Services, Inc.	Total Return Basket Swaps Contracts	45,896,769	(712,915)	45,183,854	—	—	45,183,854
The Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	13,048	(5,226)	7,822	—	—	7,822
Total financial instruments subject to a master netting arrangement or similar arrangement		139,347,934	(47,591,933)	91,756,001	—	(14,213,963)	77,542,038

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

AQR MULTI-STRATEGY ALTERNATIVE FUND (Continued)

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$2,084,468	$(2,084,468)	$—	$—	$—	$—
Barclays Capital	Futures Contracts	10,560,190	(3,353,314)	7,206,876	—	(7,206,876)	—
CitiBank	Forward Foreign Currency Exchange Contracts	10,598,667	(10,598,667)	—	—	—	—
	Total Return Swap Contracts	7,255,634	(7,255,634)	—	—	—	—
	Total CitiBank	17,854,301	(17,854,301)	—	—	—	—
Credit Suisse	Forward Foreign Currency Exchange Contracts	10,586,580	(10,586,580)	—	—	—	—
Deutsche Bank	Total Return Basket Swaps Contracts	5,927,169
	Total Return Swap Contracts	1,564,603
	Total Deutsche Bank	7,491,772	(7,491,772)	—	—	—	—
Goldman Sachs	Futures Contracts	401,836	(401,836)	—	—	—	—
J.P. Morgan	Futures Contracts	5,033,730	(3,217,660)	1,816,070	—	(1,816,070)	—
	Total Return Basket Swap Contracts	1,054,343	(1,054,343)	—	—	—	—
	Written Options	239,581	—	239,581	(239,581)	—	—
	Total J.P. Morgan	6,327,654	(4,272,003)	2,055,651	(239,581)	(1,816,070)	—
Merrill Lynch	Total Return Swap Contracts	429,457	(429,457)	—	—	—	—
Morgan Stanley and Co., International PLC	Total Return Swap Contracts	2,734,607	(400,061)	2,334,546	—	(2,334,546)	—
Morgan Stanley Capital Services, Inc.	Total Return Basket Swaps Contracts	712,915	(712,915)	—	—	—	—
The Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	5,226	(5,226)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		59,189,006	(47,591,933)	11,597,073	(239,581)	(11,357,492)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $566,037.
(b)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $390,540,379.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

AQR RISK BALANCED COMMODITIES STRATEGY FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Barclays Capital	Total Return Swap Contracts	$308,031	$(308,031)	$—	$—	$—	$—
CitiBank	Total Return Swap Contracts	7,020,971	(7,020,971)	—	—	—	—
Deutsche Bank	Total Return Swap Contracts	1,007,100	(1,007,100)	—	—	—	—
J.P. Morgan	Futures Contracts	1,417,298	(1,417,298)	—	—	—	—
Total financial instruments subject to a master netting agreement or similar arrangement		9,753,400	(9,753,400)	—	—	—	—

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a )	NET AMOUNT
Barclays Capital	Total Return Swap Contracts	$458,035	$(308,031)	$150,004	$—	$(150,004)	$—
CitiBank	Total Return Swap Contracts	11,750,748	(7,020,971)	4,729,777	—	(4,729,777)	—
Deutsche Bank	Total Return Swap Contracts	1,488,862	(1,007,100)	481,762	—	(481,762)	—
Goldman Sachs	Futures Contracts	451,428	—	451,428	—	(451,428)	—
J.P. Morgan	Futures Contracts	1,688,041	(1,417,298)	270,743	—	(270,743)	—
Total financial instruments subject to a master netting agreement or similar arrangement		15,837,114	(9,753,400)	6,083,714	—	(6,083,714)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $3,514,196.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

AQR RISK PARITY FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Bank of America	Total Return Swap Contracts	$6,444,826	$—	$6,444,826	$—	$(5,500,000)	$944,826
Barclays Capital	Futures Contracts	5,042,414	(510,201)	4,532,213	—	—	4,532,213
	Total Return Swap Contracts	72,433	(72,433)	—	—	—	—
	Total Barclays Capital	5,114,847	(582,634)	4,532,213	—	—	4,532,213
CitiBank	Credit Default Swap Contracts	16,646,274	(2,030,060)	14,616,214
	Exchange Traded Interest Rate Swap Contracts	2,112,841	(198,690)	1,914,151
	OTC Interest Rate Swap Contracts	4,911,021	(2,075,531)	2,835,490
	Total Credit Default and Interest Rate Swap Contracts	23,670,136	(4,304,281)	19,365,855	—	—	19,365,855
	Forward Foreign Currency Exchange Contracts	2,289,268	(2,289,268)	—	—	—	—
	Total Return Swap Contracts	9,455,444	(9,455,444)	—	—	—	—
	Total CitiBank	35,414,848	(16,048,993)	19,365,855	—	—	19,365,855
Credit Suisse	Forward Foreign Currency Exchange Contracts	2,386,786	(2,386,786)	—	—	—	—
Deutsche Bank	Total Return Swap Contracts	1,260,715	(1,260,715)	—	—	—	—
Goldman Sachs	Futures Contracts	3,296	(3,296)	—	—	—	—
	Total Return Swap Contracts	32,529	—	32,529	—	—	32,529
	Total Goldman Sachs	35,825	(3,296)	32,529	—	—	32,529
J.P. Morgan	Futures Contracts	302,362	—	302,362	—	—	302,362
Merrill Lynch	Total Return Swap Contracts	9,374,619	(9,374,619)	—	—	—	—
Morgan Stanley and Co., International PLC	Total Return Swap Contracts	514,764	—	514,764	—	—	514,764
Total financial instruments subject to a master netting agreement or similar arrangement		60,849,592	(29,657,043)	31,192,549	—	(5,500,000)	25,692,549

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

AQR RISK PARITY FUND (Continued)

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Barclays Capital	Futures Contracts	$510,201	$(510,201)	$—	$—	$—	$—
	Total Return Swap Contracts	176,708	(72,433)	104,275	—	(104,275)	—
	Total Barclays Capital	686,909	(582,634)	104,275	—	(104,275)	—
CitiBank	Credit Default Swap Contracts	2,030,060	(2,030,060)
	Exchange Traded Interest Rate Swap Contracts	198,690	(198,690)
	OTC Interest Rate Swap Contracts	2,075,531	(2,075,531)
	Total Credit Default and Interest Rate Swap Contracts	4,304,281	(4,304,281)	—	—	—	—
	Forward Foreign Currency Exchange Contracts	3,196,820	(2,289,268)	907,552	—	(800,000)	107,552
	Total Return Swap Contracts	18,825,759	(9,455,444)	9,370,315	—	(9,370,315)	—
	Total CitiBank	26,326,860	(16,048,993)	10,277,867	—	(10,170,315)	107,552
Credit Suisse	Forward Foreign Currency Exchange Contracts	3,362,780	(2,386,786)	975,994	—	(975,994)	—
Deutsche Bank	Total Return Swap Contracts	4,309,045	(1,260,715)	3,048,330	—	(3,048,330)	—
Goldman Sachs	Futures Contracts	26,918	(3,296)	23,622	—	(23,622)	—
Merrill Lynch	Total Return Swap Contracts	17,330,480	(9,374,619)	7,955,861	—	(7,955,861)	—
Total financial instruments subject to a master netting agreement or similar arrangement		52,042,992	(29,657,043)	22,385,949	—	(22,278,397)	107,552

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $24,534,103.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

AQR RISK PARITY II HV FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Bank of America	Total Return Swap Contracts	$487,817	$—	$487,817	$—	$(320,000)	$167,817
Barclays Capital	Futures Contracts	806,053	(80,870)	725,183	—	—	725,183
CitiBank	Forward Foreign Currency Exchange Contracts	67,976	(2,249)	65,727	—	—	65,727
	Total Return Swap Contracts	621,923	(621,923)	—	—	—	—
	Total CitiBank	689,899	(624,172)	65,727	—	—	65,727
Credit Suisse International	Forward Foreign Currency Exchange Contracts	79,916	(7,879)	72,037	—	—	72,037
Deutsche Bank	Total Return Swap Contracts	787,134	(787,134)	—	—	—	—
Goldman Sachs	Futures Contracts	18,730	(18,730)	—	—	—	—
	Total Return Swap Contracts	89,284	—	89,284	—	—	89,284
	Total Goldman Sachs	108,014	(18,730)	89,284	—	—	89,284
J.P. Morgan	Futures Contracts*	804,366	(330,767)	473,599	—	—	473,599
Total financial instruments subject to a master netting agreement or similar arrangement		3,763,199	(1,849,552)	1,913,647	—	(320,000)	1,593,647

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Barclays Capital	Futures Contracts	$80,870	$(80,870)	$—	$—	$—	$—
	Total Return Swap Contracts	20,120	—	20,120	—	—	20,120
	Total Barclays Capital	100,990	(80,870)	20,120	—	—	20,120
CitiBank	Forward Foreign Currency Exchange Contracts	2,249	(2,249)	—	—	—	—
	Total Return Swap Contracts	1,388,940	(621,923)	767,017	—	(767,017)	—
	Total CitBank	1,391,189	(624,172)	767,017	—	(767,017)	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	7,879	(7,879)	—	—	—	—
Deutsche Bank	Total Return Swap Contracts	2,144,586	(787,134)	1,357,452	—	(1,357,452)	—
Goldman Sachs	Futures Contracts	148,157	(18,730)	129,427	—	(129,427)	—
J.P. Morgan	Futures Contracts*	693,578	(330,767)	362,811	—	(362,811)	—
Total financial instruments subject to a master netting agreement or similar arrangement		4,486,379	(1,849,552)	2,636,827	—	(2,616,707)	20,120

*	All or a portion held in respective Subsidiary.
(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $2,118,205.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

AQR RISK PARITY II MV FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Bank of America	Total Return Swap Contracts	$464,798	$—	$464,798	$—	$(320,000)	$144,798
Barclays Capital	Futures Contracts	1,172,407	(126,349)	1,046,058	—	—	1,046,058
CitiBank	Forward Foreign Currency Exchange Contracts	97,738	(1,171)	96,567	—	—	96,567
	Total Return Swap Contracts	912,119	(912,119)	—	—	—	—
	Total CitiBank	1,009,857	(913,290)	96,567	—	—	96,567
Credit Suisse	Forward Foreign Currency Exchange Contracts	110,578	(3,352)	107,226	—	(10,000)	97,226
Deutsche Bank	Total Return Swap Contracts	1,075,933	(1,075,933)	—	—	—	—
Goldman Sachs	Futures Contracts	16,504	(16,504)	—	—	—	—
	Total Return Swap Contracts	132,543	—	132,543	—	—	132,543
	Total Goldman Sachs	149,047	(16,504)	132,543	—	—	132,543
J.P. Morgan	Futures Contracts*	1,344,056	(484,059)	859,997	—	—	859,997
Total financial instruments subject to a master netting agreement or similar arrangement		5,326,676	(2,619,487)	2,707,189	—	(330,000)	2,377,189

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Barclays Capital	Futures Contracts	$126,349	$(126,349)	$—	$—	$—	$—
	Total Return Swap Contracts	18,910	—	18,910	—	—	18,910
	Total Barclays Capital	145,259	(126,349)	18,910	—	—	18,910
CitBank	Forward Foreign Currency Exchange Contracts	1,171	(1,171)	—	—	—	—
	Total Return Swap Contracts	1,992,483	(912,119)	1,080,364	—	(1,080,364)	—
	Total CitiBank	1,993,654	(913,290)	1,080,364	—	(1,080,364)	—
Credit Suisse	Forward Foreign Currency Exchange Contracts	3,352	(3,352)	—	—	—	—
Deutsche Bank	Total Return Swap Contracts	2,991,097	(1,075,933)	1,915,164	—	(1,915,164)	—
Goldman Sachs	Futures Contracts	195,119	(16,504)	178,615	—	(178,615)	—
J.P. Morgan	Futures Contracts*	1,041,356	(484,059)	557,297	—	(557,297)	—
Total financial instruments subject to a master netting agreement or similar arrangement		6,369,837	(2,619,487)	3,750,350	—	(3,731,440)	18,910

*	All or a portion held in respective Subsidiary.
(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $3,211,579.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$1,047,157	$(1,047,157)	$—	$—	$—	$—
Barclays Capital	Futures Contracts	3,038,315	(3,038,315)	—	—	—	—
	Total Return Swap Contracts	2,330,900	(1,685,941)	644,959	—	—	644,959
	Total Barclays Capital	5,369,215	(4,724,256)	644,959	—	—	644,959
CitiBank	Total Return Swap Contracts	179,604	(29,583)	150,021	—	—	150,021
Credit Suisse	Forward Foreign Currency Exchange Contracts	10,694,693	(8,231,939)	2,462,754	—	(2,462,754)	—
Goldman Sachs	Futures Contracts	3,935,834	(1,697,552)	2,238,282	—	—	2,238,282
	Total Return Basket Swaps Contracts	17,217,988
	Total Return Swap Contracts	11,454
	Total Swap Contracts	17,229,442	(956,496)	16,272,946	—	—	16,272,946
	Total Goldman Sachs	21,165,276	(2,654,048)	18,511,228	—	—	18,511,228
J.P. Morgan	Futures Contracts	1,076,101	(1,076,101)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		39,532,046	(17,763,084)	21,768,962	—	(2,462,754)	19,306,208

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$1,734,172	$(1,047,157)	$687,015	$—	$(687,015)	$—
Barclays Capital	Futures Contracts	6,822,151	(3,038,315)	3,783,836	—	(3,783,836)	—
	Total Return Swap Contracts	1,685,941	(1,685,941)	—	—	—	—
	Total Barclays Capital	8,508,092	(4,724,256)	3,783,836	—	(3,783,836)	—
CitiBank	Total Return Swap Contracts	29,583	(29,583)	—	—	—	—
Credit Suisse	Forward Foreign Currency Exchange Contracts	8,231,939	(8,231,939)	—	—	—	—
Goldman Sachs	Futures Contracts	1,697,552	(1,697,552)	—	—	—	—
	Total Return Basket Swaps Contracts	913,449
	Total Return Swap Contracts	43,047
	Total Swap Contracts	956,496	(956,496)	—	—	—	—
	Total Goldman Sachs	2,654,048	(2,654,048)	—	—	—	—
J.P. Morgan	Futures Contracts	2,688,250	(1,076,101)	1,612,149	—	(1,612,149)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		23,846,084	(17,763,084)	6,083,000	—	(6,083,000)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $147,246.
(b)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $66,207,253.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

AQR STYLE PREMIA ALTERNATIVE LV FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Bank of America	Total Return Swap Contracts	$157,272	$(144,514)	$12,758	$—	$—	$12,758
Barclays Capital	Futures Contracts	118,973	(118,973)	—	—	—	—
CitiBank	Forward Foreign Currency Exchange Contracts	208,381	(151,710)	56,671	—	—	56,671
	Total Return Swaps Contracts	5,020	(4,236)	784	—	—	784
	Total CitiBank	213,401	(155,946)	57,455	—	—	57,455
Credit Suisse	Forward Foreign Currency Exchange Contracts	213,516	(173,994)	39,522	—	—	39,522
Goldman Sachs	Futures Contracts	208,497	(71,350)	137,147	—	—	137,147
	Total Return Swaps Contracts	171	(171)	—
	Total Return Basket Swaps Contracts	334,032	—	334,032
	Total Swap Contracts	334,203	(171)	334,032	—	—	334,032
	Total Goldman Sachs	542,700	(71,521)	471,179	—	—	471,179
J.P. Morgan	Futures Contracts	55,261	(55,261)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		1,301,123	(720,209)	580,914	—	—	580,914

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$144,514	$(144,514)	$—	$—	$—	$—
Barclays Capital	Futures Contracts	199,224	(118,973)	80,251	—	(80,251)	—
CitiBank	Forward Foreign Currency Exchange Contracts	151,710	(151,710)	—	—	—	—
	Total Return Swaps Contracts	4,236	(4,236)	—	—	—	—
	Total CitiBank	155,946	(155,946)	—	—	—	—
Credit Suisse	Forward Foreign Currency Exchange Contracts	173,994	(173,994)	—	—	—	—
Goldman Sachs	Futures Contracts	71,350	(71,350)	—	—	—	—
	Total Return Swap Contracts	1,667	(171)	1,496	—	(1,496)	—
	Total Goldman Sachs	73,017	(71,521)	1,496	—	(1,496)	—
J.P. Morgan	Futures Contracts	241,737	(55,261)	186,476	—	(186,476)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		988,432	(720,209)	268,223	—	(268,223)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $5,540,365.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

For the period ended December 31, 2014, the quarterly average values of the derivatives held by the Funds were as follows:

Derivatives Volume Disclosure*

	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR GLOBAL MACRO FUND	AQR LONG- SHORT EQUITY FUND	AQR MANAGED FUTURES STRATEGY FUND	AQR MANAGED FUTURES STRATEGY HV FUND	AQR MULTI- STRATEGY ALTERNATIVE FUND	AQR RISK- BALANCED COMMODITIES STRATEGY FUND
Futures Contracts:
Average Notional Balance Long	$—	$305,876	$173,851,967	$10,387,451	$21,138,783,819	$678,067,455	$2,164,275,433	$25,077,194
Average Notional Balance Short	835,496,848	497,415	283,641,581	492,356	9,677,118,438	226,741,616	2,456,928,343	16,828,883
Ending Notional Balance Long	—	305,876	205,812,582	28,662,012	26,964,798,630	1,118,822,049	2,645,297,415	25,079,902
Ending Notional Balance Short	711,968,742	497,415	255,584,292	1,402,702	3,711,117,912	145,758,202	1,691,204,744	17,801,582
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	45,026,479	245,268	26,700,707	4,306,541	9,367,221,190	261,229,366	1,460,175,918	—
Average Settlement Value Sold	133,464,293	431,987	30,619,762	162,916	11,260,748,815	335,937,959	1,733,178,898	—
Ending Value Purchased	70,512,348	245,268	22,743,905	10,770,689	5,753,795,827	239,123,063	1,075,069,619	—
Ending Value Sold	161,334,006	431,987	28,899,504	—	11,078,255,242	463,308,373	1,498,033,817	—
Exchange-Traded Options:
Average Number of Contracts Written	7,672	—	—	—	—	—	1,131	—
Ending Number of Contracts Written	5,716	—	—	—	—	—	829	—
Credit Default Swaps:
Average Notional Balance—Buy Protection	312,318,750	—	—	—	—	—	35,012,500	—
Average Notional Balance—Sell Protection	173,012,500	—	—	—	—	—	42,080,000	—
Ending Notional Balance—Buy Protection	245,075,000	—	—	—	—	—	—	—
Ending Notional Balance—Sell Protection	25,525,000	—	—	—	—	—	55,875,000	—
Total Return Swaps:
Average Notional Balance Long	—	—	10,805,505	433,969	4,399,529,769	158,593,588	783,320,558	184,062,946
Average Notional Balance Short	—	—	8,174,680	—	1,826,203,202	66,091,981	564,832,275	116,422,543
Ending Notional Balance Long	—	—	8,475,671	1,059,633	5,756,634,419	264,293,538	730,551,458	152,847,885
Ending Notional Balance Short	—	—	1,640,057	—	1,328,717,112	74,118,498	529,983,619	104,488,503
Interest Rate-Related Swaps (Interest Rate Swaps):
Average Notional Balance—Pays Fixed rate	—	—	200,601,687	—	—	—	—	—
Average Notional Balance—Receives Fixed rate	—	—	198,218,084	—	—	—	—	—
Ending Notional Balance—Pays Fixed Rate	—	—	258,643,899	—	—	—	—	—
Ending Notional Balance—Receives Fixed Rate	—	—	233,657,442	—	—	—	—	—
Total Return Basket Swaps:
Average Notional of Underlying Positions—Long	950,612,800	8,284,847	—	37,479,604	—	—	2,141,259,110	—
Average Notional of Underlying Positions—Short	587,754,440	8,021,992	—	35,423,944	—	—	1,668,320,613	—
Ending Notional Balance—Long	1,064,338,931	8,284,847	—	94,956,533	—	—	2,803,266,053	—
Ending Notional Balance—Short	380,102,023	8,021,992	—	90,529,732	—	—	2,233,589,398	—

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

	AQR RISK PARITY FUND	AQR RISK PARITY II HV FUND	AQR RISK PARITY II MV FUND	AQR STYLE PREMIA ALTERNATIVE FUND	AQR STYLE PREMIA ALTERNATIVE LV FUND
Futures Contracts:
Average Notional Balance Long	$416,385,764	$71,522,369	$113,294,879	$2,300,944,773	$83,015,104
Average Notional Balance Short	78,540,888	6,262,237	9,169,486	1,721,156,664	74,592,943
Ending Notional Balance Long	195,490,152	76,553,537	136,536,419	1,916,841,449	98,912,361
Ending Notional Balance Short	—	6,828,462	9,374,144	1,677,068,071	94,929,963
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	278,864,253	1,223,168	1,834,181	394,236,751	13,725,959
Average Settlement Value Sold	306,300,312	11,207,292	14,246,252	472,432,158	16,959,166
Ending Value Purchased	257,638,401	586,199	568,617	388,380,718	19,248,212
Ending Value Sold	294,249,496	9,907,750	13,884,379	441,944,524	21,943,083
Credit Default Swaps:
Average Notional Balance—Buy Protection	84,040,251	—	—	—	—
Average Notional Balance—Sell Protection	698,554,629	—	—	—	—
Ending Notional Balance—Buy Protection	—	—	—	—	—
Ending Notional Balance—Sell Protection	524,389,921	—	—	—	—
Total Return Swaps:
Average Notional Balance Long	1,089,016,230	71,647,727	70,688,401	445,190,924	14,917,970
Average Notional Balance Short	294,601,866	15,524,714	19,881,277	552,397,502	37,516,011
Ending Notional Balance Long	967,858,677	81,897,168	92,857,806	234,701,689	14,907,735
Ending Notional Balance Short	152,418,107	9,157,733	12,510,659	753,287,222	31,348,112
Interest Rate-Related Swaps (Interest Rate Swaps):
Average Notional Balance—Pays Fixed rate	259,193,071	—	—	—	—
Average Notional Balance—Receives Fixed rate	536,634,340	—	—	—	—
Ending Notional Balance—Pays Fixed Rate	121,387,677	—	—	—	—
Ending Notional Balance—Receives Fixed Rate	356,493,151	—	—	—	—
Total Return Basket Swaps:
Average Notional of Underlying Positions—Long	—	—	—	498,949,229	19,282,545
Average Notional of Underlying Positions—Short	—	—	—	400,958,968	15,439,953
Ending Notional Balance—Long	—	—	—	367,342,392	26,284,895
Ending Notional Balance—Short	—	—	—	300,230,265	21,262,801

*	Values as of each quarter end are used to calculate the average represented.

9. Investment Advisory and Other Agreements

The Advisor serves as the investment advisor to each of the Funds pursuant to an Investment Advisory Agreement, dated December 4, 2008, as amended, entered into by the Trust, on behalf of the Funds (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for the Funds, and manages the Funds’ investments in accordance with the stated policies of each Fund. The Advisor is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution. The Advisor provides persons satisfactory to the Funds’ Board of Trustees to serve as officers of the Funds. Pursuant to the Advisory Agreement, the Funds pay the Advisor an Advisory fee calculated on the average daily net assets for each Fund, in the annual ratios below:

FUND	RATIO
AQR Diversified Arbitrage Fund	1.00%
AQR Equity Market Neutral Fund	1.10
AQR Global Macro Fund	1.25
AQR Long-Short Equity Fund	1.10
AQR Managed Futures Strategy Fund	1.05
AQR Managed Futures Strategy HV Fund	1.45
AQR Multi-Strategy Alternative Fund	1.80	*
AQR Risk-Balanced Commodities Strategy Fund	0.80	**
AQR Risk Parity Fund	0.75	(a)
AQR Risk Parity II HV Fund	0.95	(b)***
AQR Risk Parity II MV Fund	0.75	(c)****
AQR Style Premia Alternative Fund	1.35
AQR Style Premia Alternative LV Fund	0.65

(a)	The AQR Risk Parity Fund Advisory Fee is based on the following two tier structure. The first tier charges 0.75% on the first $1 billion of net assets and the second tier charges 0.70% on net assets in excess of $1 billion.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014
(b)	The AQR Risk Parity II HV Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.95% of the first $1 billion of net assets; the second tier charges 0.925% on net assets in excess of the $1 billion, up to $3 billion; and the third tier charges 0.90% on net assets in excess of $3 billion.
(c)	The AQR Risk Parity II MV Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.75% of the first $1 billion of net assets; the second tier charges 0.725% on net assets in excess of the $1 billion, up to $3 billion; and the third tier charges 0.70% on net assets in excess of $3 billion.

Prior to May 1, 2014, the following Funds paid the Advisor an Advisory fee calculated on the average daily net assets for each Fund in the annual ratios below:

*	The AQR Multi-Strategy Alternative Fund Advisory Fee was based on the following two tier structure. The first tier charges 1.85% on the first $1 billion of net assets and the second tier charges 1.80% on net assets in excess of $1 billion.
**	The AQR Risk-Balanced Commodities Strategy Fund Advisory Fee was based on the following three tier structure. The first tier charges 0.60% on the first $1 billion of net assets; the second tier charges 0.575% on net assets in excess of $1 billion, up to $3 billion; and the third tier charges 0.55% on net assets in excess of $3 billion.
***	The AQR Risk Parity II HV Fund Advisory Fee was based on the following three tier structure. The first tier charges 0.70% on the first $1 billion of net assets; the second tier charges 0.675% on net assets in excess of $1 billion, up to $3 billion; and the third tier charges 0.65% on net assets in excess of $3 billion.
****	The AQR Risk Parity II MV Fund Advisory Fee was based on the following three tier structure. The first tier charges 0.50% on the first $1 billion of net assets; the second tier charges 0.475% on net assets in excess of $1 billion, up to $3 billion; and the third tier charges 0.45% on net assets in excess of $3 billion.

The Trust and the Advisor have entered into a Fee Waiver and Expense Reimbursement Agreement (“Fee Waiver Agreement”) whereby the Advisor has agreed to waive its fee and/or reimburse each Fund at least through April 30, 2015 for Class I and N, respectively and at least through April 30, 2016 for Class R6, unless otherwise noted. Pursuant to the Fee Waiver Agreement the Advisor has agreed to waive and/or reimburse each Fund to the extent that the total annual fund operating expense ratios (including the consolidated expenses of the Subsidiaries), exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend and interest expense related to short sales, and extraordinary expenses exceed the following ratios:

FUND	CLASS I	CLASS N	CLASS R6
AQR Diversified Arbitrage Fund	1.20%	1.50%	1.10%
AQR Equity Market Neutral Fund*	1.30	1.55	1.20
AQR Global Macro Fund*	1.45	1.70	1.35
AQR Long-Short Equity Fund	1.30	1.55	1.20
AQR Managed Futures Strategy Fund	1.25	1.50	1.15
AQR Managed Futures Strategy HV Fund	1.65	1.90	1.55
AQR Multi-Strategy Alternative Fund	1.98	2.23	1.88
AQR Risk-Balanced Commodities Strategy Fund	1.00	1.25	0.90
AQR Risk Parity Fund	0.95	1.20	0.85
AQR Risk Parity II HV Fund	1.15	1.40	1.05
AQR Risk Parity II MV Fund	0.95	1.20	0.85
AQR Style Premia Alternative Fund	1.50	1.75	1.40
AQR Style Premia Alternative LV Fund*	0.85	1.10	0.75

*	This arrangement will continue at least through April 30, 2016 for Class I and Class N.

Prior to May 1, 2014, the Fee Waiver and Expense Reimbursement Agreement for the AQR Risk-Balanced Commodities Strategy Fund was as follows:

FUND	CLASS I	CLASS N
AQR Risk-Balanced Commodities Strategy Fund	1.05%	1.30%

For the period ended December 31, 2014 the Funds’ Advisor waived fees and/or reimbursed expenses for each of the Funds as follows:

	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR GLOBAL MACRO FUND	AQR LONG-SHORT EQUITY FUND
Waivers and reimbursements:
Investment advisory fees and shareholder servicing fees waived	$—	$13,879	$161,785	$153,419
Expense reimbursements	6,760	61,719	57,012	44,316
Total	$6,760	$75,598	$218,797	$197,735

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

	AQR MANAGED FUTURES STRATEGY FUND	AQR MANAGED FUTURES STRATEGY HV FUND	AQR MULTI- STRATEGY ALTERNATIVE FUND	AQR RISK- BALANCED COMMODITIES STRATEGY FUND
Waivers and reimbursements:
Investment advisory fees and shareholder servicing fees waived	$—	$139,076	$204,175	$173,437
Expense reimbursements	13,511	6,990	29,620	75
Total	$13,511	$146,066	$233,795	$173,512

	AQR RISK PARITY FUND	AQR RISK PARITY II HV FUND	AQR RISK PARITY II MV FUND	AQR STYLE PREMIA ALTERNATIVE FUND	AQR STYLE PREMIA ALTERNATIVE LV FUND
Waivers and reimbursements:
Investment advisory fees and shareholder servicing fees waived	$—	$156,904	$142,419	$—	$56,880
Expense reimbursements	1	14	4	27,257	81,432
Total	$1	$156,918	$142,423	$27,257	$138,312

The Trust, in turn, agreed that the Funds will repay the fee waiver/expense reimbursement to the Advisor. Such repayment shall be made only out of the class of the Fund for which the applicable fee waiver and expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the aggregate operating expenses of the Fund attributable to a share class during a year in which such repayment is made to exceed the applicable ratios when the waiver was generated. A repayment shall be payable only to the extent it can be made during the thirty-six months following the applicable period during which the Advisor waived fees or reimbursed the applicable Fund for its operating expenses under the Agreement.

For the period ended December 31, 2014, the amounts waived and reimbursed by the Advisor, as well as the amounts available for potential future recoupment by the Advisor and the expiration schedule at December 31, 2014 are as follows:

	FEES WAIVED/ REIMBURSED FOR THE PERIOD ENDED DECEMBER 31, 2014	TOTAL POTENTIAL RECOUPMENT AMOUNT DECEMBER 31, 2014	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31,
			2015	2016	2017

AQR DIVERSIFIED ARBITRAGE FUND
Class I	$6,759	$234,349	$227,590	$—	$6,759
Class N	—	—	—	—	—
Class R6	1	1	—	—	1

Totals	$6,760	$234,350	$227,590	$—	$6,760

AQR EQUITY MARKET NEUTRAL FUND
Class I	$17,217	$17,217	$—	$—	$17,217
Class N	14,929	14,929	—	—	14,929
Class R6	43,452	43,452	—	—	43,452

Totals	$75,598	$75,598	$—	$—	$75,598

AQR GLOBAL MACRO FUND
Class I	$211,421	$211,421	$—	$—	$211,421
Class N	7,011	7,011	—	—	7,011
Class R6	365	365	—	—	365

Totals	$218,797	$218,797	$—	$—	$218,797

AQR LONG-SHORT EQUITY FUND
Class I	$173,277	$254,930	$—	$81,653	$173,277
Class N	24,081	45,862	—	21,781	24,081
Class R6	377	377	—	—	377

Totals	$197,735	$301,169	$—	$103,434	$197,735

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

	FEES WAIVED/ REIMBURSED FOR THE PERIOD ENDED DECEMBER 31, 2014	TOTAL POTENTIAL RECOUPMENT AMOUNT DECEMBER 31, 2014	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31,
			2015	2016	2017

AQR MANAGED FUTURES STRATEGY FUND
Class I	$—	$—	$—	$—	$—
Class N	13,507	93,165	77,598	2,060	13,507
Class R6	4	4	—	—	4

Totals	$13,511	$93,169	$77,598	$2,060	$13,511

AQR MANAGED FUTURES STRATEGY HV FUND
Class I	$132,064	$312,434	$—	$180,370	$132,064
Class N	13,815	30,524	—	16,709	13,815
Class R6	187	187	—	—	187

Totals	$146,066	$343,145	$—	$197,079	$146,066

AQR MULTI-STRATEGY ALTERNATIVE FUND
Class I	$193,951	$907,879	$449,951	$263,977	$193,951
Class N	39,755	135,122	55,557	39,810	39,755
Class R6	89	89	—	—	89

Totals	$233,795	$1,043,090	$505,508	$303,787	$233,795

AQR RISK-BALANCED COMMODITIES STRATEGY FUND
Class I	$146,283	$478,477	$181,810	$150,384	$146,283
Class N	26,863	63,558	19,100	17,595	26,863
Class R6	366	366	—	—	366

Totals	$173,512	$542,401	$200,910	$167,979	$173,512

AQR RISK PARITY FUND
Class I	$—	$—	$—	$—	$—
Class N	—	34,933	34,933	—	—
Class R6	1	1	—	—	1

Totals	$1	$34,934	$34,933	$—	$1

AQR RISK PARITY II HV FUND
Class I	$118,124	$339,455	$79,653	$141,678	$118,124
Class N	38,672	170,687	36,272	95,743	38,672
Class R6	122	122	—	—	122

Totals	$156,918	$510,264	$115,925	$237,421	$156,918

AQR RISK PARITY II MV FUND
Class I	$126,164	$359,355	$102,338	$130,853	$126,164
Class N	16,202	88,162	13,557	58,403	16,202
Class R6	57	57	—	—	57

Totals	$142,423	$447,574	$115,895	$189,256	$142,423

AQR STYLE PREMIA ALTERNATIVE FUND
Class I	$—	$111,025	$—	$111,025	$—
Class N	23,532	33,204	—	9,672	23,532
Class R6	3,725	3,725	—	—	3,725

Totals	$27,257	$147,954	$—	$120,697	$27,257

AQR STYLE PREMIA ALTERNATIVE LV FUND
Class I	$12,440	$12,440	$—	$—	$12,440
Class N	12,768	12,768	—	—	12,768
Class R6	113,104	113,104	—	—	113,104

Totals	$138,312	$138,312	$—	$—	$138,312

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

During the period ended December 31, 2014, the Funds recouped amounts as follows:

FUND	CLASS I	CLASS N
AQR Risk Parity Fund	$—	$15,985
AQR Style Premia Alternative Fund	4,579	—

Pursuant to the Sub-Advisory Agreements between the Sub-Advisor, the Advisor and the Trust, the Advisor will pay the Sub-Advisor an annual fee, payable monthly, at the annual rate of 1.00% and 0.35% of the average daily nets assets for the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund, respectively.

JPMorgan Chase Bank, N.A, serves as the Funds’ Administrator, Accounting Agent and Custodian.

State Street Bank and Trust Company, together with JPMorgan Chase Bank, N.A., serve as Custodian of the AQR Diversified Arbitrage Fund, the AQR Equity Market Neutral Fund, the AQR Style Premia Alternative Fund and the AQR Style Premia Alternative LV Fund.

ALPS Fund Services, Inc. serves as the Funds’ Transfer Agent, and ALPS Distributors, Inc. serves as the Funds’ Distributor.

During the period ended December 31, 2014, the Advisor contributed $2,459, $194,737, $1,630, $4,644 and $2,937 into the AQR Diversified Arbitrage Fund, the AQR Risk-Balanced Commodities Strategy Fund, the AQR Risk Parity Fund, the AQR Style Premia Alternative Fund and the Multi-Strategy Alternative Fund, respectively for losses incurred due to trade processing errors. The impact of the Advisor’s contributions on the Funds’ total return was immaterial. These amounts have been included in capital transactions in the Statements of Changes in Net Assets.

10. Distribution Plan

The Trust has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Funds, as applicable. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class N shares of the Funds, as applicable.

11. Shareholder Servicing Agreements

Prior to May 1, 2014, pursuant to a Shareholder Services Agreement between the Trust (excluding the AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Global Macro Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Multi-Strategy Alternative Fund, AQR Risk Parity Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund) and the Advisor, the Advisor provided certain administrative and/or support services to the Funds and their shareholders. These services included, among others, providing shareholders with analysis and explanations of Fund reports, information about shareholder positions in Fund shares, as well as assisting in the distribution of shareholder communications, such as proxy solicitation materials, shareholder reports and annual reports. Under this agreement the Advisor received an annual fee, payable monthly, calculated on the average daily net assets of each Class at the following rates:

FUND	CLASS I	CLASS N
AQR Risk-Balanced Commodities Strategy Fund	0.25%	0.25%
AQR Risk Parity II HV Fund	0.25	0.25
AQR Risk Parity II MV Fund	0.25	0.25

Fees incurred by the Funds under the Plan and/or the Shareholder Services Agreement for the period ended December 31, 2014, were as follows:

FUND	CLASS I	CLASS N
AQR Risk-Balanced Commodities Strategy Fund	$25,097	$3,443
AQR Risk Parity II HV Fund	22,288	7,985
AQR Risk Parity II MV Fund	35,487	7,119

Effective May 1, 2014, the AQR Risk-Balanced Commodities Strategy, the AQR Risk Parity II HV, and the AQR Risk Parity II MV Funds’ contractual advisory fee and shareholder servicing fee were bundled into one contractual advisory fee.

12. Principal Risks and Concentrations

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). A Fund’s investments in financial derivatives and other financial instruments may expose the Fund to various elements of market risks which include interest rate, foreign currency, equity and commodity risks.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Convertible securities and non-convertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Funds’ portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Currency risk arises from the possibility that fluctuations in foreign exchange rates will affect the value of cash balances held in foreign currencies and non-U.S. denominated financial instruments. In addition, the Funds’ use of forward foreign currency exchange contracts may expose them to the risk that the value of the foreign currency changes unfavorably relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Funds may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s net asset value to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the net asset value of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments and exchange traded notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

In addition to market risk, the Funds may be exposed to the risk that one or more securities in the Funds’ portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status (credit risk). Credit risk is measured by the loss a Fund would record if the major financial institution or other counterparties failed to perform pursuant to terms of their obligations. Certain Funds may primarily maintain cash balances at one or several major financial institutions that may exceed federally insured limits and as such each of the Funds have credit risk associated with such financial institutions. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Funds’ net asset value or dividends. The Funds minimize credit risk by monitoring credit exposure and collateral values, and by requiring additional collateral to be promptly deposited with or returned to each of the Funds when deemed necessary.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. By using derivative instruments, the Funds may be exposed to the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Funds’ exposure to credit risk associated with counterparty non-performance is limited to the unrealized gains inherent in such transactions that are recognized in the Statements of Assets and Liabilities. The counterparties to the Funds’ derivative investments may include affiliates of the Funds’ clearing brokers and other major financial institutions. While the Funds use multiple clearing brokers and counterparties, a concentration of credit risk may exist because of balances held and transactions with a limited number of clearing brokers and counterparties. The Funds minimize counterparty credit risk through credit limits and approvals, credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

In the normal course of business, the Funds may enter into agreements with certain counterparties for OTC derivative transactions. A number of each Fund’s derivative agreements contain provisions that require each Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of a Fund’s net asset value over specified time periods. If a Fund was to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. If such events are not cured by the Fund or waived by the counterparties, they may decide to curtail or limit extension of credit, and the Fund may be forced to unwind its derivative positions which may result in material losses.

The Funds, at times, utilize substantial leverage in their investment program. Such leverage may take the form of trading on margin, investing in derivative instruments that are inherently leveraged, entering into reverse repurchase transactions and entering into other forms of direct and indirect borrowings. There is no guarantee that the Funds’ borrowing arrangement or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Funds. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Funds. In addition, a decline in market value of the Funds’ assets may have particular adverse consequences in instances where they have borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender (including derivative counterparties) requiring the Funds to post additional collateral or otherwise sell assets at a time when it may not be in the Funds’ best interest to do so.

The Advisor relies heavily on quantitative models and information and data supplied by third parties. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon may expose the Fund to potential risks. Such models may produce unexpected results, which can result in losses for a Fund.

AQR Funds	Annual Report	December 2014

Notes to Financial Statements	December 31, 2014

Periodically, the Funds may be a party to legal actions arising in the ordinary course of business. The Funds are currently not subject to any actions that either individually or in the aggregate are expected to have a material impact on their results of operations, cash flows or financial condition.

13. Line of Credit

Effective February 28, 2014 and terminating on February 27, 2015, the Trust had renewed a committed $200,000,000 syndicated line of credit (the “Agreement”) with Bank of America, N.A., as the Administrative Agent. Borrowing, if any, under this arrangement bears, as incurred, interest at the sum of (a) 1.0% per annum plus (b) the higher of (i) the Federal Funds Rate or (ii) the Eurodollar Rate, which was paid monthly. For the fiscal period ended December 31, 2014, the maximum loan amount outstanding per Fund was the lesser of an amount which did not exceed the borrowing limits set forth in the Funds’ Prospectus and/or Registration Statement and did not cause the asset coverage ratio for any borrowings by a Fund to drop below the required amount under the Agreement (300-500% depending on the Fund). The Agreement is subject to an annual commitment fee which is payable in arrears on a quarterly basis. In the event of a draw upon the line of credit, liquid assets of the borrowing Fund may be designated as collateral until its loan is repaid in full. Funds with less than $25,000,000 in assets are ineligible to draw upon the line of credit. Prior to February 28, 2014, the line of credit available was $175,000,000, subject to substantially similar terms. The Funds did not have any outstanding borrowings under this agreement for the period ended December 31, 2014.

14. Principal Ownership

As of December 31, 2014, the Funds had individual shareholder accounts owning more than 5% of the total shares outstanding of the Fund as follows:

FUND	NUMBER OF SHAREHOLDERS	TOTAL PERCENTAGE INTEREST HELD
AQR Equity Market Neutral Fund*	2	86.61%
AQR Global Macro Fund*	2	60.82%
AQR Managed Futures Strategy Fund	2	14.63%
AQR Managed Futures Strategy HV Fund	1	7.26%
AQR Risk Parity Fund	1	16.47%
AQR Risk Parity II HV Fund*	2	37.03%
AQR Risk Parity II MV Fund	2	45.42%
AQR Style Premia Alternative LV Fund*	1	42.67%

*	The percentage shown is owned by the Advisor and/or affiliates.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ Performance.

15. Redemption in Kind

On July 25, 2014, one shareholder redeemed their investment in the AQR Style Premia Alternative Fund. The redemption represented 70.1% of the Fund’s net assets and was paid partially in cash and in-kind. The amount of redemption proceeds paid in-kind was $52,771,157. The realized gain (loss) associated with the portion redeemed in-kind was $19,331,459.

16. New Accounting Pronouncements

In June 2014, the FASB issued Accounting Standards Update (ASU), ASU No. 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”), which improves the existing accounting and disclosure guidance on repurchase agreements and other transactions involving a transfer and a forward agreement to repurchase the transferred assets at a fixed price from the transferee to address application issues and changes in the marketplace and to ensure that investors obtain useful information about these transactions. The Funds are required to apply ASU 2014-11 for annual reporting periods beginning on or after December 15, 2014, and interim periods within those periods. Management has evaluated the impact and does not believe the adoption will have a material impact on the Funds’ financial statements.

In February 2015, the FASB issued ASU No. 2015-02, Consolidation (Topic) 810: Amendments to the Consolidation Analysis, affecting reporting entities that are required to evaluate whether they should consolidate certain legal entities. Management is currently assessing the impact of ASU No. 2015-02.

17. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events that would require accrual or disclosure.

AQR Funds	Annual Report	December 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AQR Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights as well as the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of each of the thirteen portfolios that are included in AQR Funds (as listed in Note 1 to the financial statements and collectively referred to as the “Funds”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets, the cash flows of AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Multi-Strategy Alternative Fund, AQR Risk Parity II HV Fund, AQR Style Premia Alternative Fund, AQR Style Premia Alternative LV Fund and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agents and the application of alternative procedures where confirmation of securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 27, 2015

AQR Funds	Annual Report	December 2014

Other Federal Tax Information (Unaudited)

For the period ended December 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax of 20% provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum allowable as taxed at the 20% rate. The following represents the percentage of ordinary income distributions treated as qualifying dividends:

FUND	PERCENTAGE
AQR Diversified Arbitrage Fund	59.36%
AQR Equity Market Neutral Fund	1.59%
AQR Multi-Strategy Alternative Fund	1.71%
AQR Style Premia Alternative Fund	13.46%
AQR Style Premia Alternative LV Fund	18.13%

For the taxable period ended December 31, 2014, the following percentages of income dividends paid by the Fund qualify for the 70% dividends received deductions available to corporations:

FUND	PERCENTAGE
AQR Diversified Arbitrage Fund	50.13%
AQR Multi-Strategy Alternative Fund	20.93%

The Funds designate the following amounts, or the maximum allowable under the Internal Revenue Code, as long term capital gains distributions qualifying for the maximum 20% income tax rate for individuals:

FUND	TOTAL
AQR Global Macro Fund	$65,718
AQR Long-Short Equity Fund	158,787
AQR Managed Futures Strategy Fund	194,482,633
AQR Managed Futures Strategy HV Fund	3,010,679
AQR Multi-Strategy Alternative Fund	398,487
AQR Risk Parity Fund	15,092,700
AQR Risk Parity II HV Fund	2,288,332
AQR Risk Parity II MV Fund	3,529,309
AQR Style Premia Alternative Fund	5,032,183
AQR Style Premia Alternative LV Fund	69,820

AQR Funds	Annual Report	December 2014

Fund Expense Examples (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid for the Period Ending 6/30/14” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/14	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/14

AQR Diversified Arbitrage Fund

Class I
Actual Return	$1,000.00	$936.30	2.16%	$10.54
Hypothetical Return	$1,000.00	$1,014.32	2.16%	$10.97

Class N
Actual Return	$1,000.00	$934.50	2.41%	$11.75
Hypothetical Return	$1,000.00	$1,013.06	2.41%	$12.23

Class R6 (1)
Actual Return	$1,000.00	$940.10	1.94%	$6.19	(a)
Hypothetical Return	$1,000.00	$1,015.43	1.94%	$9.86

AQR Equity Market Neutral Fund (2)

Class I
Actual Return	$1,000.00	$1,059.30	1.63%	$3.91	(b)
Hypothetical Return	$1,000.00	$1,016.99	1.63%	$8.29

Class N
Actual Return	$1,000.00	$1,058.80	1.88%	$4.51	(b)
Hypothetical Return	$1,000.00	$1,015.73	1.88%	$9.55

Class R6
Actual Return	$1,000.00	$1,059.50	1.53%	$3.67	(b)
Hypothetical Return	$1,000.00	$1,017.49	1.53%	$7.78

AQR Funds	Annual Report	December 2014

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/14	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/14

AQR Global Macro Fund

Class I
Actual Return	$1,000.00	$1,031.90	1.45%	$7.43
Hypothetical Return	$1,000.00	$1,017.90	1.45%	$7.38

Class N
Actual Return	$1,000.00	$1,029.90	1.71%	$8.75
Hypothetical Return	$1,000.00	$1,016.59	1.71%	$8.69

Class R6 (1)
Actual Return	$1,000.00	$1,024.50	1.31%	$4.36	(a)
Hypothetical Return	$1,000.00	$1,018.60	1.31%	$6.67

AQR Long-Short Equity Fund

Class I
Actual Return	$1,000.00	$1,096.40	1.29%	$6.82
Hypothetical Return	$1,000.00	$1,018.70	1.29%	$6.56

Class N
Actual Return	$1,000.00	$1,095.00	1.55%	$8.18
Hypothetical Return	$1,000.00	$1,017.39	1.55%	$7.88

Class R6 (1)
Actual Return	$1,000.00	$1,061.90	1.20%	$4.07	(a)
Hypothetical Return	$1,000.00	$1,019.16	1.20%	$6.11

AQR Managed Futures Strategy Fund

Class I
Actual Return	$1,000.00	$1,157.00	1.24%	$6.74
Hypothetical Return	$1,000.00	$1,018.95	1.24%	$6.31

Class N
Actual Return	$1,000.00	$1,154.90	1.50%	$8.15
Hypothetical Return	$1,000.00	$1,017.64	1.50%	$7.63

Class R6 (1)
Actual Return	$1,000.00	$1,129.90	1.15%	$4.03	(a)
Hypothetical Return	$1,000.00	$1,019.41	1.15%	$5.85

AQR Managed Futures Strategy HV Fund

Class I
Actual Return	$1,000.00	$1,242.30	1.65%	$9.33
Hypothetical Return	$1,000.00	$1,016.89	1.65%	$8.39

Class N
Actual Return	$1,000.00	$1,240.20	1.90%	$10.73
Hypothetical Return	$1,000.00	$1,015.63	1.90%	$9.65

Class R6 (1)
Actual Return	$1,000.00	$1,199.40	1.55%	$5.60	(a)
Hypothetical Return	$1,000.00	$1,017.39	1.55%	$7.88

AQR Multi-Strategy Alternative Fund

Class I
Actual Return	$1,000.00	$1,077.50	3.28%	$17.18
Hypothetical Return	$1,000.00	$1,008.67	3.28%	$16.61

Class N
Actual Return	$1,000.00	$1,075.80	3.58%	$18.73
Hypothetical Return	$1,000.00	$1,007.16	3.58%	$18.11

Class R6 (1)
Actual Return	$1,000.00	$1,061.90	3.14%	$10.64	(a)
Hypothetical Return	$1,000.00	$1,009.38	3.14%	$15.90

AQR Funds	Annual Report	December 2014

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/14	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/14

AQR Risk-Balanced Commodities Strategy Fund

Class I
Actual Return	$1,000.00	$735.50	1.00%	$4.37
Hypothetical Return	$1,000.00	$1,020.16	1.00%	$5.09

Class N
Actual Return	$1,000.00	$734.40	1.25%	$5.46
Hypothetical Return	$1,000.00	$1,018.90	1.25%	$6.36

Class R6 (1)
Actual Return	$1,000.00	$812.80	0.90%	$2.68	(a)
Hypothetical Return	$1,000.00	$1,020.67	0.90%	$4.58

AQR Risk Parity Fund

Class I
Actual Return	$1,000.00	$965.50	0.90%	$4.46
Hypothetical Return	$1,000.00	$1,020.67	0.90%	$4.58

Class N
Actual Return	$1,000.00	$963.00	1.20%	$5.94
Hypothetical Return	$1,000.00	$1,019.16	1.20%	$6.11

Class R6 (1)
Actual Return	$1,000.00	$960.40	0.85%	$2.74	(a)
Hypothetical Return	$1,000.00	$1,020.92	0.85%	$4.33

AQR Risk Parity II HV Fund

Class I
Actual Return	$1,000.00	$950.70	1.19%	$5.85
Hypothetical Return	$1,000.00	$1,019.21	1.19%	$6.06

Class N
Actual Return	$1,000.00	$950.40	1.44%	$7.08
Hypothetical Return	$1,000.00	$1,017.95	1.44%	$7.32

Class R6 (1)
Actual Return	$1,000.00	$949.00	1.08%	$3.46	(a)
Hypothetical Return	$1,000.00	$1,019.76	1.08%	$5.50

AQR Risk Parity II MV Fund

Class I
Actual Return	$1,000.00	$967.60	0.95%	$4.71
Hypothetical Return	$1,000.00	$1,020.42	0.95%	$4.84

Class N
Actual Return	$1,000.00	$966.80	1.20%	$5.95
Hypothetical Return	$1,000.00	$1,019.16	1.20%	$6.11

Class R6 (1)
Actual Return	$1,000.00	$965.60	0.85%	$2.75	(a)
Hypothetical Return	$1,000.00	$1,020.92	0.85%	$4.33

AQR Style Premia Alternative Fund

Class I
Actual Return	$1,000.00	$1,094.70	1.96%	$10.35
Hypothetical Return	$1,000.00	$1,015.32	1.96%	$9.96

Class N
Actual Return	$1,000.00	$1,093.60	2.51%	$13.25
Hypothetical Return	$1,000.00	$1,012.55	2.51%	$12.73

Class R6 (1)
Actual Return	$1,000.00	$1,076.70	2.46%	$8.40	(a)
Hypothetical Return	$1,000.00	$1,012.80	2.46%	$12.48

AQR Funds	Annual Report	December 2014

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/14	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/14

AQR Style Premia Alternative LV Fund (3)

Class I
Actual Return	$1,000.00	$1,030.70	1.01%	$2.95	(c)
Hypothetical Return	$1,000.00	$1,020.11	1.01%	$5.14

Class N
Actual Return	$1,000.00	$1,029.40	1.32%	$3.85	(c)
Hypothetical Return	$1,000.00	$1,018.55	1.32%	$6.72

Class R6
Actual Return	$1,000.00	$1,029.80	1.00%	$2.92	(c)
Hypothetical Return	$1,000.00	$1,020.16	1.00%	$5.09

Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period unless stated otherwise).

(1)	Commencement of offering of shares was September 2, 2014.
(a)	Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 120 /365 (to reflect the period since commencement of shares).
(2)	Commencement of operations was October 7, 2014 .
(b)	Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 85/365 (to reflect the period since commencement of operations).
(3)	Commencement of operations was September 17, 2014 .
(c)	Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 105/365 (to reflect the period since commencement of operations).

AQR Funds	Annual Report	December 2014

Trustees and Officers (Unaudited)	December 31, 2014

Listed in the chart below is basic information regarding the Trustees and Officers of the Trust. The address of each Officer and Trustee is Two Greenwich Plaza, 3rd Floor, Greenwich CT 06830.

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Disinterested Trustees[2]
Timothy K. Armour, M.B.A., 1948	Chairman of the Board, since 2010 and Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (2009 to 2010) (financial services)	41	Janus Capital Group (since 1998); ETF Securities (2010- 2013)

L. Joe Moravy, M.B.A., CPA, 1950	Trustee, since 2008	Managing Director, Finance Scholars Group (2010 to 2014) (consulting); Managing Director and Owner, LJM Advisory (2008-2010) (consulting)	41	Nuveen Exchange Traded Commodities Funds (since 2012)

William L. Atwell, M.B.A., 1950	Trustee, since 2011	Managing Director, Atwell Partners LLC (since 2012) (consulting); President (CIGNA International), CIGNA (2008 to 2012) (insurance)	41	Webster Financial Corporation (since 2014)

Gregg D. Behrens, M.M., 1952	Trustee, since 2011	Retired from Northern Trust Company (since 2009) banking)	41	None

Brian Posner, M.B.A., 1961	Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting)	41	Biogen Idec (since 2008); Arch Capital Group (since 2010); BG Medicine (since 2012); RiverPark Funds Trust (2010 to 2012)

Mark. A. Zurack, M.B.A., CFA 1957	Trustee, since 2014	Adjunct Professor and Executive-in- Residence, Columbia Business School (since 2002)	41	Exchange Traded Concepts Trust (since 2011); Source ETF Trust (since 2014)

Interested Trustees[3]
David Kabiller, CFA, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	41	None

Marco Hanig, Ph.D., 1958	Trustee, since 2014; Chief Executive Officer, since 2009; President, since 2008	Principal, AQR Capital Management, LLC (since 2008)	41	None

Officers
H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013	Managing Director and Chief Compliance Officer, AQR Capital Management, LLC (since 2013); Global Head of Compliance and Counsel KKR & Co., L.P. (2008-2013)	N/A	N/A

Heather Bonner, CPA, 1977	Chief Financial Officer, since 2014	Vice President, AQR Capital Management, LLC (since 2013); Senior Manager, PricewaterhouseCoopers, LLP (2007- 2013)	N/A	N/A

AQR Funds	Annual Report	December 2014

Trustees and Officers (Unaudited)	December 31, 2014

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Aaron Masek, CPA, 1974	Vice President and Treasurer, since 2010	Vice President, AQR Capital Management, LLC (since 2010)	N/A	N/A

Bradley Asness, J.D., M.B.A. 1969	Vice President, since 2009	Principal and Chief Legal Officer, AQR Capital Management, LLC (since 1998)	N/A	N/A

Brendan R. Kalb, J.D. 1975	Executive Vice President, since 2009; Secretary, since 2008	Managing Director and General Counsel, AQR Capital Management, LLC (since 2004)	N/A	N/A

Nicole DonVito, J.D. 1979	Chief Legal Officer, since 2014; Vice President, since 2009	Senior Counsel—Head of Registered Products, AQR Capital Management, LLC (since 2007)	N/A	N/A

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust.
(2)	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(3)	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller and Dr. Hanig are interested persons of the Trust because of their positions with the Advisor.

AQR Funds	Annual Report	December 2014

Board Approval of Investment Advisory Agreements (Unaudited)

AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy HV Fund and AQR Style Premia Alternative Fund

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on November 7, 2014 to consider the continuation of the: (i) the Investment Management Agreement (as amended) between the Trust, on behalf of the AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy HV Fund and AQR Style Premia Alternative Fund, and AQR Capital Management, LLC (“AQR”) (the “Investment Management Agreement”); (ii) Amended and Restated Investment Sub-Advisory Agreement between AQR and CNH Partners, LLC ( “CNH” or the “Sub-Adviser”) for the AQR Diversified Arbitrage Fund; and (iii) the Investment Sub-Advisory Agreement between AQR and CNH for the AQR Multi-Strategy Alternative Fund (collectively, the “Sub-Advisory Agreements”). Each of the aforementioned series of the Trust may be referred to herein as a “Fund” and collectively, the “Funds.” In addition, the Board Members who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), held a separate call in advance of the in-person meeting held on November 7, 2014 with independent legal counsel to review the materials provided and the relevant legal considerations (together with the in-person meeting held on November 7, 2014, the “Meetings”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed, and considered materials furnished by AQR and CNH relevant to the Board’s consideration of whether to approve the continuation of the Investment Management Agreement and the Sub-Advisory Agreements. These materials included: (i) memoranda and materials provided by AQR, describing the personnel and services provided to the Funds; (ii) memoranda and materials provided by AQR, describing the personnel and services provided by CNH to the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund; (iii) performance information for the Funds relevant to the consideration of the Investment Management Agreement and Sub-Advisory Agreements; (iv) information independently compiled and prepared by Morningstar Associates, LLC (“Morningstar”) relating to the Funds’ fees and expenses and certain Funds’ proposed fees and expenses; (v) a discussion of the financial information of AQR and CNH; and (vi) a discussion of the compliance programs of AQR and CNH and the regulatory exam histories of each. AQR and CNH are referred to herein as the “Adviser,” as applicable. The Investment Management Agreement and the Sub-Advisory Agreements are referred to collectively herein as the “Advisory Agreement,” as applicable and as the context suggests.

At the in-person meeting held on November 7, 2014, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement for an additional one-year period. In approving the continuation of the Advisory Agreement, the Board considered all factors it believed to be relevant with respect to the Funds, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser; (b) the investment performance of the Funds and the Adviser’s portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by the Adviser from the relationship with the Funds; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of the Funds’ portfolio holdings, direct and indirect benefits to the Adviser and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weightings to the various items considered.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Advisory Agreement:

The Nature, Extent and Quality of the Services Provided by the Adviser. The Board Members reviewed the services that the Adviser provides to the Funds under the Advisory Agreement, including certain administrative services that were proposed at the Meetings for inclusion in the Investment Management Agreement. The Board considered the size and experience of the Adviser’s staff, its use of technology, and the Funds’ stated investment objectives, strategies and processes. The Board reviewed the overall qualifications of the Adviser as an investment adviser. In connection with the investment advisory services provided to the Funds, the Board Members took into account discussions they had with officers of the Adviser regarding the management of each Fund’s investments in accordance with the Funds’ stated investment objectives and policies and the types of transactions that are entered into on behalf of the Funds. During these discussions, the Board Members asked questions of, and received answers from, the officers of the Adviser regarding the formulation and implementation of the Funds’ investment strategies, their efficacy and potential risks.

In addition to the investment advisory services provided to the Funds, the Board Members considered that AQR also provides shareholder and administrative services, has responsibility for overseeing CNH with respect to the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund, provides oversight of Fund accounting, provides marketing services, and provides assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Board Members reviewed the compliance, shareholder and administrative services provided to the Funds by AQR under the Advisory Agreement. The Board also reviewed a wide range of services provided to the Funds pursuant to the Investment Management Agreement. These services include providing information and services to Fund shareholders, including professional and informative reporting, access to analysis and explanations of Fund reports, and electronic access to Fund information.

Finally, the Independent Board Members had an opportunity to meet outside the presence of Fund management in executive session separately with independent legal counsel to discuss and consider the Advisory Agreement. Based on the presentations and materials at the Meetings, the Board concluded that the services provided to the Funds by AQR pursuant to the Advisory Agreement were of a high quality and benefit the Funds.

Investment Performance of the Funds and the Adviser’s Portfolio Management. The Board considered the investment performance of each Fund. In particular, the Independent Board Members considered the investment performance of the Funds relative to their stated objectives and the Adviser’s success in reaching such goals as well as the performance of the Funds relative to their peers. The Board also considered the

AQR Funds	Annual Report	December 2014

Board Approval of Investment Advisory Agreements (Unaudited)

Adviser’s performance in managing other registered investment companies and private funds, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the Funds. Based on these factors, the Board Members determined that AQR is an appropriate investment adviser for the Funds.

The Advisory Fee and the Cost of the Services and Profits Realized by the Adviser from the Relationship with the Funds. The Board, including the Independent Board Members, received and reviewed information regarding the management fees paid by the Funds to the Adviser pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services provided to the Funds.

To assist in this analysis, the Board received a report independently prepared by Morningstar (the “Morningstar Report”). The Morningstar Report showed comparative fee information for each Fund’s respective Morningstar category, including expense comparisons of contractual investment advisory fees and actual net expenses.

The Board also received and reviewed information regarding the profitability of the Adviser with respect to Fund-related activities and the profitability of CNH with respect to its subadvisory services for two Funds. The Board also reviewed the Adviser’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board reviewed the Adviser’s unaudited financial information. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Funds and attract and retain high quality employees.

Based on their review of the materials presented at the Meeting, the Board concluded that the management fees under the Advisory Agreement are reasonable.

Economies of Scale. The Adviser provided the Board with information concerning the extent to which economies of scale were realized as the Funds grew and whether fee levels were reflective of such economies of scale. The Board noted that, under the Advisory Agreement, none of the Funds, except for the AQR Risk Parity Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund, would have breakpoints in their advisory fees that would allow investors to benefit directly in the form of lower fees as fund assets grew. However, the Adviser presented information to show that the advisory fees were set at a level that is competitive relative to comparable funds of larger sizes. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each Fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall-out” benefits that the Adviser or its affiliates may derive from its relationship with the Funds, both tangible and intangible. The Board also received information regarding the Adviser’s brokerage and soft dollar practices. The Board considered that the Adviser is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firm’s various advisory clients. The Board noted that the Adviser does not presently intend to make use of soft dollars to acquire third-party research.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the management fee rates under the Advisory Agreement and total expense ratios are reasonable in relation to the services provided by the Adviser (including CNH, when applicable) to the Funds, as well as the costs incurred and benefits to be gained by the Adviser (including CNH, when applicable) in providing such services, including the investment advisory and administrative components. The Board also found the investment advisory and management fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar size. As a result, all of the Board Members, including the Independent Board Members voting separately, approved the continuation of the Advisory Agreement with respect to the Funds. The Independent Board Members were represented by independent legal counsel who assisted them in their deliberations.

AQR Funds	Annual Report	December 2014

Board Approval of Investment Advisory Agreements (Unaudited)

AQR Equity Market Neutral Fund AQR Style Premia Alternative LV Fund

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on August 12-13, 2014, to consider the approval of the Investment Management Agreement between the Trust, on behalf of the AQR Equity Market Neutral Fund and AQR Style Premia Alternative LV Fund (each, a “Fund” and together, the “Funds”), and AQR Capital Management, LLC (“AQR”) (the “Investment Management Agreement”). In addition, the Board Members who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), held a separate call in advance of the in person meeting held on August 12-13, 2014 with independent legal counsel to review the materials provided and the relevant legal considerations (together with the in person meeting held on August 12-13, 2014, the “Meetings”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by AQR relevant to the Board’s consideration of whether to approve the Investment Management Agreement. These materials included: (1) memoranda and materials provided by AQR, describing the personnel and services to be provided to the Funds; (2) performance information for strategies and model portfolios relevant to the consideration of the Investment Management Agreement; (3) information independently compiled and prepared by Morningstar Associates, LLC (“Morningstar”) relating to the Funds’ proposed fees and expenses; (4) a discussion of the financial information of AQR; and (5) a discussion of the compliance program and the regulatory exam history of AQR. AQR is referred to herein as the “Adviser,” as applicable.

At the in person meeting held on August 12-13, 2014, the Board, including the Independent Board Members, unanimously approved the addition of the Funds to the Investment Management Agreement for an initial two-year period. The Board considered all factors it believed to be relevant with respect to the Funds, including, among other factors: (a) the nature, extent and quality of the services to be provided by the Adviser; (b) the investment performance of the Adviser and the Adviser’s portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by the Adviser from the relationship with the Funds; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of the Funds’ portfolio holdings, direct and indirect benefits to the Adviser and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weightings to the various items considered.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Investment Management Agreement:

The Nature, Extent and Quality of the Services to be Provided by the Adviser. The Board Members reviewed the services that the Adviser would provide to the Funds under the Investment Management Agreement. The Board considered the size and experience of the Adviser’s staff, its use of technology, and the Funds’ stated investment objectives, strategies and processes. The Board reviewed the overall qualifications of the Adviser as an investment adviser. In connection with the investment advisory services to be provided to the Funds, the Board Members took into account discussions they had with officers of the Adviser regarding the management of the Funds’ investments in accordance with the Funds’ stated investment objectives and policies and the types of transactions that would be entered into on behalf of the Funds. During these discussions, the Board Members asked questions of, and received answers from, the officers of the Adviser regarding the formulation and proposed implementation of the Funds’ investment strategies, their efficacy and potential risks.

In addition to the investment advisory services to be provided to the Funds, the Board Members considered that AQR also will provide shareholder and administrative services, oversight of Fund accounting, marketing services, and assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Board Members reviewed the compliance, shareholder and administrative services to be provided to the Funds by AQR.

Finally, the Independent Board Members had an opportunity to meet outside the presence of management in executive session separately with independent legal counsel to discuss and consider the Investment Management Agreement. Based on the presentations and materials at the Meetings, the Board concluded that the services to be provided to the Funds by AQR pursuant to the Investment Management Agreement were expected to be of a high quality and would benefit the Funds.

Investment Performance and the Adviser’s Portfolio Management. Because the Funds are newly formed, the Board did not consider the investment performance of the Funds. The Board based its review of the Adviser’s performance primarily on the experience of the Adviser in managing other registered investment companies and private funds, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the Funds. The Board also considered the experience, resources and strengths of the Adviser with respect to the investment strategies proposed for the Funds. Based on these factors, the Board Members determined that AQR would be an appropriate investment adviser for the Funds.

The Advisory Fee and the Cost of the Services and Profits to be Realized by the Adviser from the Relationship with the Funds. The Board, including the Independent Board Members, received and reviewed information regarding the management fees to be paid by the Funds to the Adviser pursuant to the Investment Management Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided to the Funds.

To assist in this analysis, the Board received a report independently prepared by Morningstar. The report showed comparative fee information for each Fund’s respective Morningstar category, including expense comparisons of contractual investment advisory fees and actual net expenses.

The Board also received and reviewed information regarding the expected profitability of the Adviser with respect to Fund-related activities at an assumed asset level. The Board also reviewed the Adviser’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix.

AQR Funds	Annual Report	December 2014

Board Approval of Investment Advisory Agreements (Unaudited)

The Board reviewed the Adviser’s financial information. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Funds and attract and retain high quality employees.

Based on their review of the materials presented at the Meeting, the Board concluded that the proposed management fees are reasonable.

Economies of Scale. Because the Funds are newly formed and had not commenced operations as of August 12-13, 2014, and the eventual aggregate amount of the Funds’ assets was uncertain, the Adviser was not able to provide the Board Members with specific information concerning the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale, if any. The Adviser presented information to show that the fees were set at a level that is competitive relative to comparable funds of an anticipated size. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each Fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall out” benefits that the Adviser or its affiliates may derive from its relationship with the Funds, both tangible and intangible. The Board also received information regarding the Adviser’s brokerage and soft dollar practices. The Board considered that the Adviser is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firm’s various advisory clients. The Board noted that the Adviser does not presently intend to make use of soft dollars to acquire third-party research.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of an investment management agreement. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the proposed management fee rates and projected total expense ratios are reasonable in relation to the services to be provided by the Adviser to the Funds, as well as the costs incurred and benefits to be gained by the Adviser in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment management fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of an anticipated size. As a result, all of the Board Members, including the Independent Board Members voting separately, approved the Investment Management Agreement with respect to each Fund. The Independent Board Members were represented by independent legal counsel who assisted them in their deliberations.

AQR Funds	Annual Report	December 2014

Investment Advisor

AQR Capital Management, LLC

Two Greenwich Plaza, 4th Floor

Greenwich, CT 06830

Sub-Advisor

CNH Partners, LLC

Two Greenwich Plaza, 3rd Floor,

Greenwich, CT 06830

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Custodian

JPMorgan Chase Bank, N.A.

4 Metro Tech Center

Brooklyn, NY 11245

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Administrator

JPMorgan Chase Bank, N.A.

70 Fargo Street

Boston, MA 02210

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

300 Madison Avenue

New York, NY 10017

You may obtain a description of the AQR Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30th of each year (available by August 31st of that year) without charge, upon request, by calling 1-866-290-2688 or visiting the funds website www.aqrfunds.com, or by accessing the SEC’s website at www.SEC.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.Gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and policies, experienced of its management, marketability of shares and other information.

AQR Funds

P.O. Box 2248, Denver, CO 80201-2248

p: +1.866.290.2688  |  w: aqrfunds.com

Item 2. Code of Ethics.

a).	As of the end of the period, December 31, 2014, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

b).	Not Applicable.

c).	There has been no substantive amendments to the Registrant’s Code of Ethics during the fiscal year ended December 31, 2014 (“Reporting Period”).

d).	Registrant granted no waivers from the provisions of its Code of Ethics during the Reporting Period.

e).	Not Applicable.

f).	Attached.

Item 3. Audit Committee Financial Expert.

a).	The Registrant’s Board of Trustees has determined that its Audit Committee has one “audit committee financial expert”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Mr. L. Joe Moravy, the Registrant’s audit committee financial expert, is “independent”, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for the AQR Funds by PricewaterhouseCoopers LLP for the years ended December 31, 2013 and December 31, 2014 were:

	2013	2014
Audit Fees (a)	$1,071,382	$1,295,470
Audit Related Fees (b)	$32,917	$42,500
Tax Fees (c)	$116,200	$194,700
All Other Fees (d)	$0	$0
Total:	$1,220,499	$1,532,670

(a)	Audit Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for the audits of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. These services include the audits of the financial statements of the Registrant, issuance of consents and assistance with review of documents filed with the SEC.

(b)	Audit Related Fees: These fees relate to assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant’s December 31, 2013 and December 31, 2014 annual financial statements that are not reported under “Audit Fees” above. The audit related services provided by PricewaterhouseCoopers LLP for the year-ended December 31, 2013 and December 31, 2014 relate to services provided in connection with the review of the June 30, 2013 semi-annual financial statements, review of amendments to the Registrant’s Registration Statement and review of the in-kind transaction for the AQR Style Premia Alternative Fund.

(c)	Tax Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning. The tax services provided by PricewaterhouseCoopers LLP relate to the review of the Registrant’s federal and state income tax returns, excise tax calculations and the completion of an international taxation review.

(d)	All Other Fees: These fees relate to products and services provided by PricewaterhouseCoopers LLP other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)	Audit Committee Pre-approval Policies and Procedures:

(i)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(ii)	100% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of the hours expended on the principal accountant’s engagement to audit Registrant’s financial statements were attributed to work performed by persons other than the accountant’s full-time, permanent employees.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2013 and December 31, 2014: $671,340 and $336,340, respectively.

(h)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Timothy K. Armour, William L. Atwell, Gregg D. Behrens, L. Joe Moravy, Brian S. Posner and Mark A. Zurack, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AQR Funds

By: /s/ Marco Hanig Marco Hanig, Principal Executive Officer March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Marco Hanig Marco Hanig, Principal Executive Officer March 9, 2015 By: /s/ Heather Bonner Heather Bonner, Principal Financial Officer March 9, 2015